UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Currency Income
Advantage Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Currency Income Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	14 and 31

Federal Tax Information	15

Board of Trustees’ Contract Approval	32 and 35

Management and Organization	37

Important Notices	40

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2013, central bank activity, U.S. fiscal policy and events in Europe were key drivers of the performance of the global financial markets. Slowing economic growth in China and instability in the Middle East also influenced returns.

In January 2013, the U.S. Federal Reserve (the Fed) increased the size of its monthly bond purchases by adding $45 billion of long-term Treasury securities to the $40 billion in agency mortgage-backed issues it had been buying since September 2012. (The Fed had been buying long-term Treasurys since 2011, but funding these purchases by selling short-term Treasurys — program dubbed Operation Twist that expired in December 2012.) Then, in the spring, the Fed indicated that it might start tapering its bond purchases, causing Treasury yields to spike. However, the Fed held policy steady over the remainder of the period due to concerns about the economy and fiscal policy. The U.S. government shut down briefly in October until Congress reached an agreement to fund operations and extend the debt ceiling through the beginning of 2014. Just seven months earlier, across-the-board spending cuts had gone into effect because lawmakers could not agree on a targeted plan to reduce the deficit.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation’s economy, including doubling the amount of the central bank’s bond purchases. The European Central Bank (ECB) also eased policy to help boost growth, cutting its key lending rate to a record low. Peripheral eurozone debt markets continued to benefit from ECB President Mario Draghi’s July 2012 pledge to do “whatever it takes to preserve the euro” — a pledge backed by a program to purchase bonds of governments that receive aid from the region’s rescue fund. In March 2013, a rescue package for Cyprus and its ailing banks kept the small country from exiting the eurozone. However, for the first time in a eurozone bailout, bank depositors were taxed, raising concerns that this might be the model for future aid agreements. Near the end of the period, German Chancellor Angela Merkel won re-election, suggesting that there would be no major changes to eurozone policy, at least in the near term.

GDP growth slowed in China during the first half of 2013 as the government worked to rebalance the economy away from exports and investment spending and toward domestic consumption. This was a headwind for countries and companies that produce industrial metals and other commodities consumed by China. On the geopolitical front, Egypt ousted its president, and the United States considered a military strike on Syria for its alleged use of chemical weapons.

Against this backdrop, the currency markets delivered mixed performance. For example, the euro strengthened versus the U.S. dollar amid signs that the region’s economies had stabilized, as well as the ECB’s less-accommodative monetary policy relative to the Fed. Conversely, aggressive monetary easing from the Bank of Japan caused the yen to weaken versus the U.S. dollar. In emerging markets, several Eastern European currencies gained relative to the

U.S. dollar and euro, while most currencies of nations with large current account deficits, including India and Brazil, declined.

Fund Performance

From its August 29, 2013 inception through October 31, 2013, Eaton Vance Currency Income Advantage Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 2.00%. By comparison, the Fund’s benchmark, the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index2 (the Index), gained 2.51% during the period.

Every region of investment made a positive contribution to performance versus the Index except Western Europe. The top contributor to performance versus the Index was Asia, led by gains in the Indonesian rupiah and the Indian rupee versus the U.S. dollar. The Fed’s September decision to maintain its pace of bond purchases was a positive for emerging market currencies in general, as it attracted yield-hungry investors to emerging markets. It was particularly beneficial for the rupiah and rupee, as Indonesia and India rely on foreign investment to fund large current account deficits.

The Romanian leu was the standout performer in Central and Eastern Europe, boosted by Romania’s relatively strong economic growth compared to other parts of Europe. The Armenian dram, Polish zloty and Turkish new lira were also strong contributors to performance versus the Index in the region. In Sub-Saharan Africa, positions in the Kenyan shilling and Nigerian naira positively impacted results versus the Index due to the high carry available on these currencies.

Gains in Latin America were driven by the Peruvian new sol and Colombian peso. Both Peru and Colombia are current account deficit countries and thus key beneficiaries of the Fed’s decision not to taper. Peru is a major copper producer, and the new sol was also helped by rising copper prices. Stronger economic growth in Colombia,which kept the central bank from cutting interest rates, was a further tailwind for the peso.

The Fund’s holdings in the Middle East generated a slightly positive return versus the Index. Notable contributors to performance versus the Index were the Lebanese pound and Israeli shekel, the latter which strengthened in anticipation of the country’s natural gas export industry coming online. In Western Europe, performance was hurt by a weakening in the Norwegian krone and the Swedish krona versus the euro. The Norwegian krone lost ground due to deteriorating economic growth, low inflation and “dovish” comments from the central bank. Weak economic activity and low inflation also weighed on the krona, as did expectations that the Swedish central bank was poised to cut interest rates. The Fund’s commodity exposure to platinum and gold did not have a meaningful impact on Fund performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Performance2,3

Portfolio Managers Michael A. Cirami, CFA, Eric A. Stein, CFA and John R. Baur

% Cumulative Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	08/29/2013	08/29/2013	—	—	2.00%
Class A with 4.75% Maximum Sales Charge	—	—	—	—	–2.86
Class I at NAV	08/29/2013	08/29/2013	—	—	2.10
Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index	—	—	0.48%	3.15%	2.51%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.74%	1.44%
Net				1.40	1.10

A line graph is not included since the Fund has less than six months of performance.

Fund Profile5

Foreign Currency Exposure (% of net assets)6

Philippines	9.2%	Gold	4.1%
South Korea	9.1	Nigeria	4.1
Sri Lanka	9.1	Russia	4.1
Serbia	8.9	Uruguay	4.1
Colombia	8.2	Czech Republic	4.0
Mexico	8.1	Platinum	4.0
Lebanon	8.0	Sweden	4.0
India	7.1	Zambia	3.9
Romania	7.1	Turkey	3.1
China	7.0	Guatemala	3.0
Indonesia	7.0	Georgia	2.9
Peru	6.9	Armenia	2.0
Singapore	6.1	Chile	2.0
Israel	6.0	Kazakhstan	2.0
Kenya	6.0	Mauritius	2.0
Norway	5.9	Taiwan	2.0
Poland	5.1	Azerbaijan	1.4
		Euro	–40.1
		Total Long	177.5
		Total Short	–40.1
		Total Net	137.4

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index is an unmanaged index tracking the performance of 1-month FX positions in a basket of currencies versus the U.S. dollar. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Cumulative Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Cumulative Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/15. Without the reimbursement, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of the Portfolio or Fund in which it invests.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

4

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 29, 2013 – October 31, 2013). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (8/29/13)	Ending Account Value (10/31/13)	Expenses Paid During Period (8/29/13 – 10/31/13)		Annualized Expense Ratio

Actual*
Class A	$1,000.00	$1,020.00	$2.48	***	1.40%
Class I	$1,000.00	$1,021.00	$1.95	***	1.10%

*     The Fund had not commenced operations on May 1, 2013. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated class, multiplied by the average account value over the period, multiplied by 64/365 (to reflect the period from the commencement of operations on August 29, 2013 to October 31, 2013). This Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on August 29, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period (5/1/13 – 10/31/13)		Annualized Expense Ratio

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12	***	1.40%
Class I	$1,000.00	$1,019.70	$5.60	***	1.10%

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on August 29, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

***	Absent an allocation of certain expenses to affiliates, expenses would be higher.

5

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Currency Income Advantage Portfolio, at value (identified cost, $1,081,669)	$1,094,932
Receivable for Fund shares sold	152,097
Receivable from affiliate	3,058
Total assets	$1,250,087

Liabilities
Payable to affiliates:
Distribution and service fees	$3
Trustees’ fees	42
Accrued expenses	34,766
Total liabilities	$34,811
Net Assets	$1,215,276

Sources of Net Assets
Paid-in capital	$1,192,646
Accumulated net realized loss from Portfolio	(1,014)
Accumulated undistributed net investment income	10,381
Net unrealized appreciation from Portfolio	13,263
Total	$1,215,276

Class A Shares
Net Assets	$10,200
Shares Outstanding	1,000
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.20
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.71

Class I Shares
Net Assets	$1,205,076
Shares Outstanding	118,071
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.21

On sales of $50,000 or more, the offering price of Class A shares is reduced.

6	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Statement of Operations

Investment Income	Period Ended October 31, 2013(1)
Interest allocated from Portfolio (net of foreign taxes, $289)	$5,219
Expenses allocated from Portfolio	(1,952)
Total investment income from Portfolio	$3,267

Expenses
Distribution and service fees
Class A	$5
Trustees’ fees and expenses	42
Custodian fee	5,207
Transfer and dividend disbursing agent fees	4
Legal and accounting services	26,218
Printing and postage	3,598
Registration fees	43,720
Miscellaneous	2,574
Total expenses	$81,368
Deduct —
Allocation of expenses to affiliates	$81,362
Total expense reductions	$81,362

Net expenses	$6

Net investment income	$3,261

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(17)
Futures contracts	(2)
Foreign currency and forward foreign currency exchange contract transactions	4,130
Net realized gain	$4,111
Change in unrealized appreciation (depreciation) —
Investments	$3,382
Futures contracts	710
Swap contracts	157
Foreign currency and forward foreign currency exchange contracts	9,014
Net change in unrealized appreciation (depreciation)	$13,263

Net realized and unrealized gain	$17,374

Net increase in net assets from operations	$20,635

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

7	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2013(1)
From operations —
Net investment income	$3,261
Net realized gain from investment transactions, futures contracts, and foreign currency and forward foreign currency exchange contract transactions	4,111
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	13,263
Net increase in net assets from operations	$20,635
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,000
Class I	1,184,641
Net increase in net assets from Fund share transactions	$1,194,641

Net increase in net assets	$1,215,276

Net Assets
At beginning of period	$—
At end of period	$1,215,276

Accumulated undistributed net investment income included in net assets
At end of period	$10,381

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

8	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Financial Highlights

	Class A
	Period Ended October 31, 2013(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.026
Net realized and unrealized gain	0.174

Total income from operations	$0.200

Net asset value — End of period	$10.200

Total Return(3)	2.00	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.40	%(8)
Net investment income	1.50	%(8)
Portfolio Turnover of the Portfolio	0	%(4)(9)

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 46.70% of average daily net assets for the period from the start of business, August 29, 2013, to October 31, 2013). Absent this reimbursement, total return would be lower.

(8)	Annualized.

(9)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

9	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Period Ended October 31, 2013(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.032
Net realized and unrealized gain	0.178

Total income from operations	$0.210

Net asset value — End of period	$10.210

Total Return(3)	2.10	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,205
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.10	%(8)
Net investment income	1.84	%(8)
Portfolio Turnover of the Portfolio	0	%(4)(9)

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 46.70% of average daily net assets for the period from the start of business, August 29, 2013, to October 31, 2013). Absent this reimbursement, total return would be lower.

(8)	Annualized.

(9)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

10	See Notes to Financial Statements.

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Currency Income Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on August 29, 2013. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Currency Income Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (2.1% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the

11

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Notes to Financial Statements — continued

financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the period ended October 31, 2013, accumulated net realized gain was decreased by $5,125, accumulated undistributed net investment income was increased by $7,120 and paid-in capital was decreased by $1,995 due to differences between book and tax accounting, primarily for premium amortization, foreign currency gain (loss), swap contracts, Portfolio’s investment in a subsidiary, accretion of market discount and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$9,479
Net unrealized appreciation	$13,151

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization, accretion of market discount, foreign currency transactions and tax accounting for straddle transactions.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the period ended October 31, 2013, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.40% and 1.10% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2015. Pursuant to this agreement, EVM was allocated $81,362 of the Fund’s operating expenses for the period ended October 31, 2013.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period ended October 31, 2013, EVM earned $5 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received no sales charge on sales of Class A shares for the period ended October 31, 2013. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended October 31, 2013 amounted to $5 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the period ended October 31, 2013, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the period ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,120,654 and $46,363, respectively.

12

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Period Ended October 31, 2013(1)

Sales	1,000

Net increase	1,000

Class I	Period Ended October 31, 2013(1)

Sales	118,071

Net increase	118,071

(1)	For the period from the start of business, August 29, 2013, to October 31, 2013.

At October 31, 2013, EVM owned 84% of the value of the outstanding shares of the Fund.

13

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Currency Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Currency Income Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2013, and the related statements of operations, and changes in net assets and the financial highlights for the period from the start of business, August 29, 2013, to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Currency Income Advantage Fund as of October 31, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, August 29, 2013, to October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2013

14

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

15

Currency Income Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments

Foreign Government Bonds — 35.9%

Security		Principal Amount (000’s omitted)	Value

Colombia — 4.4%
Titulos De Tesoreria B, 9.25%, 5/14/14	COP	4,200,000	$2,285,669

Total Colombia			$2,285,669

Georgia — 2.8%
Georgia Treasury Bond, 12.00%, 9/15/14	GEL	2,276	$1,443,076

Total Georgia			$1,443,076

Romania — 7.0%
Romania Government Bond, 5.80%, 10/26/15	RON	2,000	$639,894
Romania Government Bond, 5.85%, 7/28/14	RON	9,680	3,027,661

Total Romania			$3,667,555

Russia — 3.9%
Russia Government Bond, 11.20%, 12/17/14	RUB	61,910	$2,041,419

Total Russia			$2,041,419

Serbia — 4.9%
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	217,000	$2,562,317

Total Serbia			$2,562,317

Sri Lanka — 8.8%
Sri Lanka Government Bond, 5.65%, 1/15/19	LKR	387,660	$2,355,280
Sri Lanka Government Bond, 8.50%, 2/1/18	LKR	321,000	2,241,049

Total Sri Lanka			$4,596,329

Turkey — 4.1%
Turkey Government Bond, 0.00%, 6/11/14	TRY	4,400	$2,111,493

Total Turkey			$2,111,493

Total Foreign Government Bonds (identified cost $18,527,863)			$18,707,858

Short-Term Investments — 61.6%

Foreign Government Securities — 38.9%
Security		Principal Amount (000’s omitted)	Value

Kenya — 5.9%
Kenya Treasury Bill, 0.00%, 9/22/14	KES	267,700	$2,866,106
Kenya Treasury Bill, 0.00%, 9/29/14	KES	21,400	228,663

Total Kenya			$3,094,769

Lebanon — 7.9%
Lebanon Treasury Bill, 0.00%, 12/5/13	LBP	3,511,360	$2,320,545
Lebanon Treasury Bill, 0.00%, 1/2/14	LBP	1,032,650	679,998
Lebanon Treasury Bill, 0.00%, 7/10/14	LBP	1,760,000	1,127,961

Total Lebanon			$4,128,504

Mexico — 4.5%
Mexico Cetes, 0.00%, 4/16/14	MXN	17,000	$1,282,741
Mexico Cetes, 0.00%, 6/26/14	MXN	14,117	1,057,722

Total Mexico			$2,340,463

Nigeria — 4.1%
Nigeria Treasury Bill, 0.00%, 1/9/14	NGN	345,000	$2,124,610

Total Nigeria			$2,124,610

Serbia — 4.0%
Serbia Treasury Bill, 0.00%, 11/6/14	RSD	194,100	$2,081,884

Total Serbia			$2,081,884

South Korea — 4.5%
Korea Monetary Stabilization Bond, 2.69%, 3/9/14	KRW	2,490,300	$2,348,787

Total South Korea			$2,348,787

Uruguay — 4.1%
Monetary Regulation Bill, 0.00%, 8/29/14	UYU	51,721	$2,141,720

Total Uruguay			$2,141,720

Zambia — 3.9%
Zambia Treasury Bill, 0.00%, 9/8/14	ZMW	10,980	$1,795,836
Zambia Treasury Bill, 0.00%, 9/22/14	ZMW	1,270	206,151

Total Zambia			$2,001,987

Total Foreign Government Securities (identified cost $20,265,588)			$20,262,724

16	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 0.6%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 12/19/13(1)	$300	$299,987

Total U.S. Treasury Obligations (identified cost $299,997)		$299,987

Other — 22.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$11,519	$11,519,269

Total Other (identified cost $11,519,269)		$11,519,269

Total Short-Term Investments (identified cost $32,084,854)		$32,081,980

Total Investments — 97.5% (identified cost $50,612,717)		$50,789,838

Other Assets, Less Liabilities — 2.5%		$1,315,821

Net Assets — 100.0%		$52,105,659

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

COP	–	Colombian Peso
GEL	–	Georgian Lari
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
TRY	–	New Turkish Lira
UYU	–	Uruguayan Peso
ZMW	–	Zambian Kwacha

(1)	Security (or a portion thereof) has been pledged to cover collateral requirements on open futures contracts.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

17	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $39,093,448)	$39,270,569
Affiliated investment, at value (identified cost, $11,519,269)	11,519,269
Cash	551,096
Restricted cash*	260,000
Foreign currency, at value (identified cost, $2,763,275)	2,727,499
Interest receivable	289,637
Interest receivable from affiliated investment	1,547
Receivable for open forward foreign currency exchange contracts	766,886
Receivable for open swap contracts	7,597
Receivable from affiliate	72,000
Total assets	$55,466,100

Liabilities
Cash collateral due to broker	$260,000
Payable for investments purchased	2,592,388
Payable for variation margin on open futures contracts	86,635
Payable for open forward foreign currency exchange contracts	284,370
Payable to affiliates:
Investment adviser fee	39,652
Trustees’ fees	417
Accrued expenses	96,979
Total liabilities	$3,360,441
Net Assets applicable to investors’ interest in Portfolio	$52,105,659

Sources of Net Assets
Investors’ capital	$51,418,276
Net unrealized appreciation	687,383
Total	$52,105,659

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

18	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2013

Consolidated Statement of Operations

Investment Income	Period Ended October 31, 2013(1)
Interest (net of foreign taxes, $14,726)	$255,286
Interest allocated from affiliated investment	5,619
Expenses allocated from affiliated investment	(813)
Total investment income	$260,092

Expenses
Investment adviser fee	$81,760
Trustees’ fees and expenses	417
Custodian fee	35,510
Legal and accounting services	79,524
Miscellaneous	1,991
Total expenses	$199,202
Deduct —
Allocation of expenses to affiliates	$72,000
Reduction of custodian fee	60
Total expense reductions	$72,060

Net expenses	$127,142

Net investment income	$132,950

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$14,451
Investment transactions allocated from affiliated investment	74
Futures contracts	(111)
Foreign currency and forward foreign currency exchange contract transactions	195,621
Net realized gain	$210,035
Change in unrealized appreciation (depreciation) —
Investments	$177,121
Futures contracts	23,850
Swap contracts	7,597
Foreign currency and forward foreign currency exchange contracts	478,815
Net change in unrealized appreciation (depreciation)	$687,383

Net realized and unrealized gain	$897,418

Net increase in net assets from operations	$1,030,368

(1)	For the period from the start of business, August 26, 2013, to October 31, 2013.

19	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2013

Consolidated Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2013(1)
From operations —
Net investment income	$132,950
Net realized gain from investment transactions, futures contracts and foreign currency and forward foreign currency exchange contract transactions	210,035
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	687,383
Net increase in net assets from operations	$1,030,368
Capital transactions —
Contributions	$51,121,654
Withdrawals	(46,363)
Net increase in net assets from capital transactions	$51,075,291

Net increase in net assets	$52,105,659

Net Assets
At beginning of period	$—
At end of period	$52,105,659

(1)	For the period from the start of business, August 26, 2013, to October 31, 2013.

20	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2013

Consolidated Supplementary Data

Ratios/Supplemental Data	Period Ended October 31, 2013(1)
Ratios (as a percentage of average daily net assets):
Expenses(2)(3)	1.40	%(4)
Net investment income	1.46	%(4)
Portfolio Turnover	0	%(5)

Total Return	2.00	%(5)

Net assets, end of period (000’s omitted)	$52,106

(1)	For the period from the start of business, August 26, 2013, to October 31, 2013.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	The investment adviser reimbursed certain operating expenses (equal to 0.79% of average daily net assets for the period ended October 31, 2013). Absent this reimbursement, total return would be lower.

(4)	Annualized.

(5)	Not annualized.

21	See Notes to Consolidated Financial Statements.

Currency Income Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Currency Income Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio commenced operations on August 26, 2013. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Currency Income Advantage Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund and Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund) held an interest of 2.1%, 15.7% and 82.2%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CIA Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2013 were $733,492 or 1.4% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

22

Currency Income Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the

23

Currency Income Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.90% of its respective average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the period ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $81,760 or 0.90% of the Portfolio’s consolidated average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $72,000 of the Portfolio’s operating expenses for the period ended October 31, 2013. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, for the period ended October 31, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$18,553,561	$—
U.S. Government and Agency Securities	—	—

	$18,553,561	$—

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$50,666,724

Gross unrealized appreciation	$366,680
Gross unrealized depreciation	(243,566)

Net unrealized appreciation	$123,114

The net unrealized appreciation on foreign currency, swap contracts and futures contracts at October 31, 2013 on a federal income tax basis was $506,971.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

24

Currency Income Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/5/13	Indian Rupee 5,784,000	United States Dollar 94,263	Citibank NA	$146	$—	$146
11/5/13	United States Dollar 94,187	Indian Rupee 5,784,000	Citibank NA	—	(69)	(69)
11/6/13	United States Dollar 3,054,773	Singapore Dollar 3,904,000	Bank of America NA	88,042	—	88,042
11/8/13	United States Dollar 1,051,202	Mauritian Rupee 31,545,000	Standard Chartered Bank	—	(3,554)	(3,554)
11/13/13	Euro 482,107	United States Dollar 641,795	Bank of America NA	—	(12,798)	(12,798)
11/13/13	Euro 1,151,192	United States Dollar 1,537,118	Citibank NA	—	(25,944)	(25,944)
11/13/13	Euro 2,228,783	United States Dollar 2,935,128	Standard Chartered Bank	—	(91,060)	(91,060)
11/13/13	Romanian Leu 245,000	Euro 55,031	Standard Chartered Bank	—	(241)	(241)
11/18/13	Indian Rupee 5,784,000	United States Dollar 93,866	Citibank NA	600	—	600
11/18/13	United States Dollar 3,778,642	Indian Rupee 233,180,000	Deutsche Bank AG	—	(18,655)	(18,655)
11/20/13	United States Dollar 1,028,341	Chilean Peso 522,500,296	Standard Chartered Bank	—	(10,715)	(10,715)
11/22/13	United States Dollar 1,811,173	Colombian Peso 3,497,374,658	Standard Chartered Bank	34,091	—	34,091
11/25/13	Euro 768,249	United States Dollar 1,059,031	Deutsche Bank AG	15,893	—	15,893
11/25/13	United States Dollar 1,021,991	New Taiwan Dollar 30,486,000	Bank of America NA	14,054	—	14,054
11/25/13	United States Dollar 3,077,457	Israeli Shekel 10,865,885	Standard Chartered Bank	2,809	—	2,809
12/5/13	United States Dollar 4,578,424	Philippine Peso 204,564,000	Standard Chartered Bank	147,869	—	147,869
12/9/13	United States Dollar 1,813,188	Mexican Peso 23,802,979	Deutsche Bank AG	6,152	—	6,152
12/12/13	United States Dollar 4,591,173	Yuan Offshore Renminbi 28,240,303	Standard Chartered Bank	38,647	—	38,647
12/12/13	Yuan Offshore Renminbi 6,284,000	United States Dollar 1,025,122	Standard Chartered Bank	—	(5,100)	(5,100)
12/13/13	Euro 1,532,531	Swedish Krona 13,367,000	Deutsche Bank AG	—	(20,083)	(20,083)
12/13/13	Euro 2,303,563	Norwegian Krone 18,202,000	Deutsche Bank AG	—	(74,675)	(74,675)
12/13/13	United States Dollar 2,300,247	South Korean Won 2,505,658,789	Deutsche Bank AG	43,417	—	43,417
12/18/13	Euro 1,902,207	Polish Zloty 8,087,899	Deutsche Bank AG	35,733	—	35,733
1/7/14	New Turkish Lira 1,050,000	United States Dollar 520,266	Deutsche Bank AG	277	—	277
1/9/14	Euro 539,022	Czech Koruna 13,796,000	Standard Chartered Bank	—	(5,617)	(5,617)
1/9/14	Euro 779,379	Czech Koruna 19,898,000	Standard Chartered Bank	—	(10,769)	(10,769)

25

Currency Income Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
1/9/14	Euro 201,450	Czech Koruna 5,141,000	Standard Chartered Bank	$—	$(2,889)	$(2,889)
2/12/14	Euro 3,450,000	United States Dollar 4,758,827	Standard Chartered Bank	73,862	—	73,862
3/6/14	United States Dollar 3,521,268	Peruvian New Sol 10,088,433	Bank of America NA	70,013	—	70,013
3/10/14	United States Dollar 508,811	Kazakhstani Tenge 80,901,000	Citibank NA	3,840	—	3,840
3/13/14	United States Dollar 257,959	Azerbaijani Manat 205,000	VTB Capital PLC	—	(551)	(551)
3/17/14	United States Dollar 496,856	Armenian Dram 209,052,000	VTB Capital PLC	5,386	—	5,386
6/10/14	United States Dollar 510,484	Kazakhstani Tenge 82,341,000	Deutsche Bank AG	1,947	—	1,947
6/17/14	United States Dollar 3,663,250	Indonesian Rupiah 44,618,381,000	Standard Chartered Bank	175,716	—	175,716
8/20/14	Indonesian Rupiah 2,459,351,000	United States Dollar 211,303	Standard Chartered Bank	2,412	—	2,412
9/15/14	United States Dollar 252,525	Azerbaijani Manat 205,000	VTB Capital PLC	—	(991)	(991)
9/16/14	United States Dollar 478,873	Armenian Dram 209,052,000	VTB Capital PLC	5,980	—	5,980
10/9/14	United States Dollar 122,775	Azerbaijani Manat 100,000	VTB Capital PLC	—	(421)	(421)
10/9/14	United States Dollar 84,662	Azerbaijani Manat 69,000	VTB Capital PLC	—	(238)	(238)

				$766,886	$(284,370)	$482,516

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/13	16 Gold	Long	$2,140,320	$2,117,920	$(22,400)
1/14	29 Platinum	Long	2,053,930	2,100,180	46,250

					$23,850

Total Return Swaps
Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Appreciation

Citibank NA	Total return on GTQ 12,611,000 Banco de Guatemala, 0%, due 3/10/14	3-month USD-LIBOR-BBA + 50bp on $1,558,361 (Notional Amount) plus Notional Amount at termination date	3/4/14	$7,597

				$7,597

GTQ	–	Guatemalan Quetzal

26

Currency Income Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodity futures contracts that provide exposure to the investment returns of certain commodities. Commodity futures contracts are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $284,370. The Portfolio may be required to pledge collateral in the form of cash or securities for the benefit of a counterparty if the net amount due to the counterparty exceeds a certain threshold. Collateral pledged for the benefit of a counterparty for over-the-counter derivatives is held in a segregated account by the Portfolio’s custodian. Securities pledged as collateral, if any, are identified in the Portfolio of Investments. Cash pledged as collateral, if any, is included in restricted cash on the Statement of Assets and Liabilities. At October 31, 2013, there were no assets pledged by the Portfolio for such liability.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio (and Subsidiary) or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Collateral pledged for the benefit of the Portfolio is held in a segregated account by the Portfolio’s custodian. The portion of such collateral representing cash is reflected as restricted cash with a corresponding liability on the Consolidated Statement of Assets and Liabilities. The carrying amount of the liability at October 31, 2013 approximated its fair value. If measured at fair value, the liability for cash collateral due to broker would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2013. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate. As a result, the Subsidiary may have a greater exposure to those counterparties than a registered fund.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Foreign Exchange	Commodity

Net unrealized appreciation*	$—	$46,250
Receivable for open forward foreign currency exchange contracts	766,886	—
Receivable for open swap contracts	7,597	—

Total Asset Derivatives	$774,483	$46,250

Derivatives not subject to master netting agreements or similar agreements	$—	$46,250

Total Asset Derivatives subject to master netting agreements or similar agreements	$774,483	$—

Net unrealized appreciation*	$—	$(22,400)
Payable for open forward foreign currency exchange contracts	(284.370)	—

Total Liability Derivatives	$(284,370)	$(22,400)

Derivatives not subject to master netting agreements or similar agreements	$—	$(22,400)

Total Liability Derivatives subject to master netting agreements or similar agreements	$(284,370)	$—

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

27

Currency Income Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for assets and pledged by the Portfolio (and Subsidiary) for liabilities as of October 31, 2013.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Asset Liabilities(b)

Bank of America NA	$172,109	$(12,798)	$—	$—	$159,311
Citibank NA	12,183	(12,183)	—	—	—
Deutsche Bank AG	103,419	(103,419)	—	—	—
Standard Chartered Bank	475,406	(129,945)	—	(260,000)	85,461
VTB Capital PLC	11,366	(2,201)	—	—	9,165

	$774,483	$(260,546)	$—	$(260,000)	$253,937

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities (c)

Bank of America NA	$(12,798)	$12,798	$—	$—	$—
Citibank NA	(26,013)	12,183	—	—	(13.830)
Deutsche Bank AG	(113,413)	103,419	—	—	(9,994)
Standard Chartered Bank	(129,945)	129,945	—	—	—
VTB Capital PLC	(2,201)	2,201	—	—	—

	$(284,370)	$260,546	$—	$—	$(23,824)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

28

Currency Income Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the period ended October 31, 2013 was as follows:

Consolidated Statement of Operations Caption	Foreign Exchange	Commodity

Net realized gain (loss) —
Futures contracts	$—	$(111)
Foreign currency and forward foreign currency exchange contract transactions	182,818	—

Total	$182,818	$(111)

Change in unrealized appreciation (depreciation) —
Futures contracts	$—	$23,850
Swap contracts	7,597	—
Foreign currency and forward foreign currency exchange contracts	482,516	—

Total	$490,113	$23,850

The average notional amounts of futures contracts, swap contracts and forward foreign currency exchange contracts outstanding during the period ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $2,000, $4,204,000 and $38,612,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the period ended October 31, 2013.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Currency Income Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$18,707,858	$—	$18,707,858
Short-Term Investments —
Foreign Government Securities	—	20,262,724	—	20,262,724
U.S. Treasury Obligations	—	299,987	—	299,987
Other	—	11,519,269	—	11,519,269
Forward Foreign Currency Exchange Contracts	—	766,886	—	766,886
Swap Contracts	—	7,597	—	7,597
Futures Contracts	46,250	—	—	46,250

Total	$46,250	$51,564,321	$—	$51,610,571

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(284,370)	$—	$(284,370)
Futures Contracts	(22,400)	—	—	(22,400)

Total	$(22,400)	$(284,370)	$—	$(306,770)

30

Currency Income Advantage Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Currency Income Advantage Portfolio:

We have audited the accompanying statement of assets and liabilities of Currency Income Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2013, and the related consolidated statements of operations and changes in net assets, and the consolidated supplementary data for the period from the start of business, August 26, 2013, to October 31, 2013. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Currency Income Advantage Portfolio and subsidiary as of October 31, 2013, and the results of their operations, the changes in their net assets, and the supplementary data for the period from the start of business, August 26, 2013 to October 31, 2103, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2013

31

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on June 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement of Eaton Vance Currency Income Advantage Fund (the “Fund”), with Eaton Vance Management (the “Adviser”). The Board reviewed information furnished for the June 10, 2013 meeting as well as information previously furnished throughout the year at meetings of the Board and its committees, including with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;

•

Comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those to be used in managing the Fund, if applicable, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;

•

Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through client commission arrangements and the Fund’s policies with respect to “soft dollar” arrangements;

•	Information about the Adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of the Adviser with respect to trading;

•	The procedures and processes to be used to determine the fair value of the Fund’s assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of the Adviser’s policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser (which is the administrator); and

•	The terms of the investment advisory and administrative agreement of the Fund.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund’s investment advisory and administrative agreement with the Adviser, including its fee structure, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the investment advisory and administrative agreement for the Fund.

32

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser. The Fund will invest primarily in the Currency Income Advantage Portfolio (the “Portfolio”) and may also invest directly in securities or other instruments.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such personnel in investing in (i) securities denominated in foreign currencies, (ii) income instruments issued by foreign entities or sovereign nations, (iii) derivative instruments, denominated in or based on the currencies, interest rates, or issues of foreign entities or sovereign nations, and/or (iv) precious metals and commodities-related instruments. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention expected to be devoted to Fund matters by senior management.

The Board noted that, under the terms of the investment advisory and administrative agreement of the Fund, the Adviser may invest assets of the Fund directly in securities, for which it would receive a fee, or in the other Eaton Vance funds, including the Portfolio, for which it receives no separate fee from the Fund but for which the Adviser or an affiliate receives fees from such other funds. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: gain exposure to sectors of the market the Adviser believes may not be represented or underrepresented by the Portfolio; to hedge certain Portfolio exposures; and/or to otherwise manage the exposures of the Fund.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

Because the Fund had not yet commenced operations when the contract was approved, it had no performance record.

Management Fees and Expenses

The Board reviewed contractual fee rates to be payable by the Fund for advisory and administrative services (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees as compared to a group of similarly managed funds selected by an independent data provider and the Fund’s estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

33

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to allow the Fund to benefit from economies of scale in the future.

34

Currency Income Advantage Portfolio

October 31, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on June 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of Currency Income Advantage Portfolio (the “Portfolio”), with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management. The Board reviewed information furnished for the June 10, 2013 meeting as well as information previously furnished throughout the year at meetings of the Board and its committees, including with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Portfolio and the anticipated expense ratio of the Portfolio;

•

Comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those to be used in managing the Portfolio, if applicable, and concerning fees charged by other advisers for managing funds similar to the Portfolio;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services to be provided to the Portfolio, including the investment strategies and processes to be employed;

•

Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Portfolio, including information concerning the acquisition of research through client commission arrangements and the Portfolio’s policies with respect to “soft dollar” arrangements;

•	Information about the Adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of the Adviser with respect to trading;

•	The procedures and processes to be used to determine the fair value of the Portfolio’s assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of the Adviser’s policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser; and

•	The terms of the investment advisory agreement of the Portfolio.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Portfolio’s investment advisory agreement with the Adviser, including its fee structure, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the investment advisory agreement for the Portfolio.

35

Currency Income Advantage Portfolio

October 31, 2013

Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board considered the abilities and experience of such personnel in investing in (i) securities denominated in foreign currencies, (ii) income instruments issued by foreign entities or sovereign nations, (iii) derivative instruments, denominated in or based on the currencies, interest rates, or issues of foreign entities or sovereign nations, and/or (iv) precious metals and commodities-related instruments. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention expected to be devoted to Portfolio matters by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Portfolio Performance

Because the Portfolio had not yet commenced operations when the contract was approved, it had no performance record.

Management Fees and Expenses

The Board reviewed contractual fee rates to be payable by the Portfolio for advisory services (referred to as “management fees”). As part of its review, the Board considered the Portfolio’s management fees as compared to a group of similarly managed funds selected by an independent data provider and the Portfolio’s estimated expense ratio for a one-year period. The Board noted that the Portfolio intends to establish a wholly-owned subsidiary for the purpose of investing in commodity-related investments, as well as in securities and other instruments in which the Portfolio is permitted to invest. The subsidiary will be managed by the Adviser pursuant to a separate advisory agreement that will be subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory services to the Portfolio. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with their relationships with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to allow the Portfolio to benefit from economies of scale in the future.

36

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Currency Income Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2013

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Of the Trust since 2011 and of the Portfolio since 2013

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2013	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2013

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2013

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

37

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2013

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2013

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2013

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Of the Trust since 2011 and of the Portfolio since 2013

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2013

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust and Vice President of the Portfolio	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

John R. Baur 1970	President of the Portfolio	Since 2013	Vice President of EVM and BMR.

38

Eaton Vance

Currency Income Advantage Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President of the Trust since 2011 and of the Portfolio since 2013; Secretary of the Trust since 2007 and of the Portfolio since 2013; and Chief Legal Officer of the Trust since 2008 and of the Portfolio since 2013	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2013	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser of Currency Income Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Currency Income Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7856 10.31.13

Eaton Vance

Diversified Currency

Income Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Diversified Currency Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 38

Federal Tax Information	18

Management and Organization	39

Important Notices	42

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2013, central bank activity, U.S. fiscal policy and events in Europe were key drivers of the performance of the global financial markets. Slowing economic growth in China and instability in the Middle East also influenced returns.

In January 2013, the U.S. Federal Reserve (the Fed) increased the size of its monthly bond purchases by adding $45 billion of long-term Treasury securities to the $40 billion in agency mortgage-backed issues it had been buying since September 2012. (The Fed had been buying long-term Treasurys since 2011, but funding these purchases by selling short-term Treasurys — a program dubbed Operation Twist that expired in December 2012.) Then, in the spring, the Fed indicated that it might start tapering its bond purchases, causing Treasury yields to spike. However, the Fed held policy steady over the remainder of the period due to concerns about the economy and fiscal policy. The U.S. government shut down briefly in October until Congress reached an agreement to fund operations and extend the debt ceiling through the beginning of 2014. Just seven months earlier, across-the-board spending cuts had gone into effect because lawmakers could not agree on a targeted plan to reduce the deficit.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation’s economy, including doubling the amount of the central bank’s bond purchases. The European Central Bank (ECB) also eased policy to help boost growth, cutting its key lending rate to a record low. Peripheral eurozone debt markets continued to benefit from ECB President Mario Draghi’s July 2012 pledge to do “whatever it takes to preserve the euro” — a pledge backed by a program to purchase bonds of governments that receive aid from the region’s rescue fund. In March 2013, a rescue package for Cyprus and its ailing banks kept the small country from exiting the eurozone. However, for the first time in a eurozone bailout, bank depositors were taxed, raising concerns that this might be the model for future aid agreements. Near the end of the period, German Chancellor Angela Merkel won re-election, suggesting that there would be no major changes to eurozone policy, at least in the near term.

GDP growth slowed in China during the first half of 2013 as the government worked to rebalance the economy away from exports and investment spending and toward domestic consumption. This was a headwind for countries and companies that produce industrial metals and other commodities consumed by China. On the geopolitical front, Egypt ousted its president, and the United States considered a military strike on Syria for its alleged use of chemical weapons.

Against this backdrop, the currency markets delivered mixed performance. For example, the euro strengthened versus the U.S. dollar amid signs that the region’s economies had stabilized, as well as the ECB’s less-accommodative monetary policy relative to the Fed. Conversely, aggressive monetary easing from the Bank of Japan caused the yen to weaken versus the U.S. dollar. In emerging markets, several Eastern European currencies gained relative to the U.S. dollar and euro, while most currencies of nations with large current account deficits, including India and Brazil, declined.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Diversified Currency Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -0.62%. By comparison, the Fund’s benchmark, the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index2 (the Index), returned 0.48% during the period.

Central and Eastern Europe was the Fund’s top-performing region, led by gains in the Serbian dinar and Romanian leu. Serbia continued to implement political and economic reforms on its path toward European Union membership, while economic data coming out of Romania was strong compared to other parts of Europe. Investments in Africa and the Middle East also contributed positively to return versus the Index. A position in the Nigerian naira was helpful due to a combination of high interest rates available on the currency and higher oil prices, as Nigeria is a major oil exporter. An allocation to the Israeli shekel boosted performance versus the Index, with the currency rising in anticipation of the country’s natural gas export industry coming online.

Exposures in Asia had minimal impact on performance versus the Index. Positions in the Chinese yuan and Sri Lankan rupee added value, as China continued to manage the yuan to be stronger to boost domestic consumption, and Sri Lanka continued to recover from civil war. These positive effects were largely offset by losses on the Indian rupee, Indonesian rupiah and Malaysian ringgit. Rising U.S. interest rates in the second half of the period triggered a sell-off in emerging markets, and countries like India and Indonesia that rely on foreign investment to fund current account deficits were especially hard hit. Malaysia had a current account surplus, but concerns that it could slip into deficit pressured the ringgit.

Positions in Latin America and Western Europe negatively impacted performance versus the Index. In Latin America, a gain in the Mexican peso was overshadowed by losses on the Chilean peso and Peruvian new sol. Chile and Peru are the world’s leading copper producers, and a decline in the price of copper hurt their currencies. Most of the weakness in Western Europe was due to a position in the Norwegian krone, which lost ground versus the euro on deteriorating economic growth, low inflation and “dovish” comments from the central bank.

The Fund’s investments in gold and platinum detracted from performance versus the Index. Prices of precious metals declined on concerns about Fed tapering, since precious metals have been popular inflation hedges as the central bank has pursued ultra-easy monetary policies.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/27/2007	06/27/2007	–0.62%	5.61%	5.86%
Class A with 4.75% Maximum Sales Charge	—	—	–5.37	4.58	5.05
Class C at NAV	03/01/2011	06/27/2007	–1.26	5.15	5.49
Class C with 1% Maximum Sales Charge	—	—	–2.21	5.15	5.49
Class I at NAV	03/01/2011	06/27/2007	–0.31	5.76	5.98
Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index	—	—	0.48%	3.15%	1.88%
% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.50%	2.20%	1.20%
Net			1.10	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	06/27/2007	$14,045	N.A.
Class I	$250,000	06/27/2007	$361,486	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Fund Profile5

Foreign Currency Exposure (% of net assets)6

Sri Lanka	4.8%	Sweden	2.0%
Serbia	4.6	Czech Republic	2.0
Philippines	4.6	Platinum	1.9
Lebanon	4.6	Turkey	1.5
South Korea	4.5	Georgia	1.4
Mexico	4.2	Guatemala	1.3
Colombia	4.1	Taiwan	1.0
Ghana	3.7	Mauritius	1.0
Peru	3.6	Zambia	1.0
Romania	3.6	Kazakhstan	1.0
China	3.5	Chile	1.0
Indonesia	3.5	Bosnia and Herzegovina	0.9
India	3.5	Armenia	0.8
Norway	3.1	Azerbaijan	0.7
Vietnam	3.1	Costa Rica	0.7
Kenya	3.1	Brazil	0.0	*
Singapore	3.0	Malaysia	0.0	*
Israel	2.7	Australia	0.0	*
Poland	2.5	Thailand	0.0	*
Jordan	2.4	Iceland	0.0	*
Uruguay	2.1	Denmark	0.0	*
Nigeria	2.1	Uganda	0.0	*
Russia	2.1	United Kingdom	0.0	*
Gold	2.1	Croatia	0.0	*
Bangladesh	2.1	Euro	–21.1

		Total Long	101.4

		Total Short	–21.1

		Total Net	80.3

*Amount	is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index is an unmanaged index tracking the performance of 1-month FX positions in a basket of currencies versus the U.S. dollar. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Index data is available as of month-end only.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/14. Without the reimbursement, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of the Portfolio or Fund in which it invests.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$973.20	$5.47	**	1.10%
Class C	$1,000.00	$970.30	$8.94	**	1.80%
Class I	$1,000.00	$974.70	$3.98	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60	**	1.10%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator, expenses would be higher.

6

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in International Income Portfolio, at value (identified cost, $810,039,144)	$796,288,127
Receivable for Fund shares sold	4,885,654
Receivable from affiliate	186,573
Total assets	$801,360,354

Liabilities
Payable for Fund shares redeemed	$4,134,704
Payable to affiliates:
Distribution and service fees	125,701
Trustees’ fees	42
Accrued expenses	141,691
Total liabilities	$4,402,138
Net Assets	$796,958,216

Sources of Net Assets
Paid-in capital	$817,498,247
Accumulated net realized loss from Portfolio	(6,725,713)
Accumulated distributions in excess of net investment income	(63,301)
Net unrealized depreciation from Portfolio	(13,751,017)
Total	$796,958,216

Class A Shares
Net Assets	$230,833,977
Shares Outstanding	21,815,909
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.58
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.11

Class C Shares
Net Assets	$73,843,487
Shares Outstanding	7,001,712
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.55

Class I Shares
Net Assets	$492,280,752
Shares Outstanding	46,569,788
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.57

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest allocated from Portfolio (net of foreign taxes, $683,352)	$22,243,041
Expenses allocated from Portfolio	(4,583,283)
Total investment income from Portfolio	$17,659,758

Expenses
Distribution and service fees
Class A	$527,475
Class C	474,301
Trustees’ fees and expenses	500
Custodian fee	35,632
Transfer and dividend disbursing agent fees	423,244
Legal and accounting services	31,395
Printing and postage	147,499
Registration fees	145,979
Miscellaneous	12,124
Total expenses	$1,798,149
Deduct —
Allocation of expenses to affiliate	$917,274
Total expense reductions	$917,274

Net expenses	$880,875

Net investment income	$16,778,883

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (including a loss of $83,726 from precious metals)	$(11,793,851)
Futures contracts	484,260
Swap contracts	(39,448)
Foreign currency and forward foreign currency exchange contract transactions	(8,729,895)
Net realized loss	$(20,078,934)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $5,828,155 from precious metals)	$(14,061,042)
Futures contracts	(95,217)
Swap contracts	114,917
Foreign currency and forward foreign currency exchange contracts	22,036
Net change in unrealized appreciation (depreciation)	$(14,019,306)

Net realized and unrealized loss	$(34,098,240)

Net decrease in net assets from operations	$(17,319,357)

8	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$16,778,883	$1,864,923
Net realized loss from investment transactions, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(20,078,934)	(131,627)
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(14,019,306)	598,307
Net increase (decrease) in net assets from operations	$(17,319,357)	$2,331,603
Distributions to shareholders —
From net investment income
Class A	$(1,076,475)	$(842,107)
Class C	(208,938)	(42,305)
Class I	(1,829,573)	(976,049)
From net realized gain
Class A	—	(224,499)
Class C	—	(18,927)
Class I	—	(231,816)
Tax return of capital
Class A	(7,345,889)	(148,709)
Class C	(1,760,069)	(7,471)
Class I	(15,535,106)	(172,363)
Total distributions to shareholders	$(27,756,050)	$(2,664,246)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$324,844,066	$37,496,502
Class C	79,201,373	3,409,823
Class I	646,810,146	43,848,522
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,419,671	947,346
Class C	1,517,433	42,467
Class I	14,639,244	721,835
Cost of shares redeemed
Class A	(130,033,033)	(8,549,941)
Class C	(6,821,419)	(740,452)
Class I	(185,981,345)	(19,774,211)
Net increase in net assets from Fund share transactions	$751,596,136	$57,401,891

Net increase in net assets	$706,520,729	$57,069,248

Net Assets
At beginning of year	$90,437,487	$33,368,239
At end of year	$796,958,216	$90,437,487

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(63,301)	$31,409

9	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.160	$11.310	$11.360	$11.690	$10.350

Income (Loss) From Operations
Net investment income(1)	$0.310	$0.374	$0.299	$0.309	$0.328
Net realized and unrealized gain (loss)	(0.376)	0.027	0.139	(0.114)	1.738

Total income (loss) from operations	$(0.066)	$0.401	$0.438	$0.195	$2.066

Less Distributions
From net investment income	$(0.121)	$(0.409)	$(0.488)	$(0.050)	$(0.496)
From net realized gain	—	(0.070)	—	(0.007)	(0.230)
Tax return of capital	(0.393)	(0.072)	—	(0.468)	—

Total distributions	$(0.514)	$(0.551)	$(0.488)	$(0.525)	$(0.726)

Net asset value — End of year	$10.580	$11.160	$11.310	$11.360	$11.690

Total Return(2)	(0.62)%	3.71%	3.86%	1.70%	20.67%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$230,834	$42,251	$12,397	$8,552	$6,196
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	2.85%	3.38%	2.60%	2.73%	3.01%
Portfolio Turnover of the Portfolio	21%	37%	31%	45%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator subsidized certain operating expenses (equal to 0.16%, 0.40%, 0.82%, 1.74% and 1.76% of average daily net assets for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively).

10	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,		Period Ended October 31, 2011(1)
	2013	2012
Net asset value — Beginning of period	$11.120	$11.270	$11.460

Income (Loss) From Operations
Net investment income(2)	$0.242	$0.297	$0.150
Net realized and unrealized gain (loss)	(0.378)	0.024	(0.050)

Total income (loss) from operations	$(0.136)	$0.321	$0.100

Less Distributions
From net investment income	$(0.102)	$(0.341)	$(0.290)
From net realized gain	—	(0.070)	—
Tax return of capital	(0.332)	(0.060)	—

Total distributions	$(0.434)	$(0.471)	$(0.290)

Net asset value — End of period	$10.550	$11.120	$11.270

Total Return(3)	(1.26)%	2.97%	0.85	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,843	$3,729	$1,012
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.80%	1.80%	1.80	%(8)
Net investment income	2.24%	2.70%	1.97	%(8)
Portfolio Turnover of the Portfolio	21%	37%	31	%(9)

(1)	For the period from commencement of operations on March 1, 2011 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

The administrator subsidized certain operating expenses (equal to 0.16%, 0.40% and 0.82% of average daily net assets for the years ended October 31, 2013 and 2012 and the period from commencement of operations on March 1, 2011 to October 31, 2011, respectively).

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2011.

11	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,		Period Ended October 31, 2011(1)
	2013	2012
Net asset value — Beginning of period	$11.150	$11.300	$11.460

Income (Loss) From Operations
Net investment income(2)	$0.346	$0.402	$0.231
Net realized and unrealized gain (loss)	(0.377)	0.034	(0.024)

Total income (loss) from operations	$(0.031)	$0.436	$0.207

Less Distributions
From net investment income	$(0.130)	$(0.439)	$(0.367)
From net realized gain	—	(0.070)	—
Tax return of capital	(0.419)	(0.077)	—

Total distributions	$(0.549)	$(0.586)	$(0.367)

Net asset value — End of period	$10.570	$11.150	$11.300

Total Return(3)	(0.31)%	4.04%	1.78	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$492,281	$44,458	$19,959
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.80%	0.80%	0.80	%(8)
Net investment income	3.20%	3.64%	2.98	%(8)
Portfolio Turnover of the Portfolio	21%	37%	31	%(9)

(1)	For the period from commencement of operations on March 1, 2011 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

The administrator subsidized certain operating expenses (equal to 0.16%, 0.40% and 0.82% of average daily net assets for the years ended October 31, 2013 and 2012 and the period from commencement of operations on March 1, 2011 to October 31, 2011, respectively).

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2011.

12	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Diversified Currency Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Prior to March 1, 2013, the Fund declared dividends daily and net investment income, other than class-specific expenses, was allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (79.4% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had deferred capital losses of $548,843 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

13

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions (daily distributions prior to March 1, 2013) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$3,114,986	$1,860,461
Long-term capital gains	$—	$475,242
Tax return of capital	$24,641,064	$328,543

During the year ended October 31, 2013, accumulated net realized loss was decreased by $13,779,954, accumulated undistributed net investment income was decreased by $13,758,607 and paid-in capital was decreased by $21,347 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, paydown gain (loss), premium amortization, accretion of market discount, and the Portfolio’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(548,843)
Net unrealized depreciation	$(19,991,188)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, wash sales, futures contracts, foreign currency transactions, swap contracts, premium amortization, accretion of market discount, tax accounting for straddle transactions, and the Portfolio’s investment in a subsidiary.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2013, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.10%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2014. Pursuant to this agreement, EVM was allocated $917,274 of the Fund’s operating expenses for the year ended October 31, 2013.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $5,839 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $247,524 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $527,475 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $355,726 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $118,575 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $16,000 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $807,281,761 and $84,606,291, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	29,361,939	3,377,385
Issued to shareholders electing to receive payments of distributions in Fund shares	689,222	85,742
Redemptions	(12,020,847)	(773,668)

Net increase	18,030,314	2,689,459

	Year Ended October 31,
Class C	2013	2012

Sales	7,161,656	308,626
Issued to shareholders electing to receive payments of distributions in Fund shares	141,889	3,859
Redemptions	(636,991)	(67,142)

Net increase	6,666,554	245,343

15

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2013	2012

Sales	58,641,521	3,967,467
Issued to shareholders electing to receive payments of distributions in Fund shares	1,362,162	65,402
Redemptions	(17,420,155)	(1,812,479)

Net increase	42,583,528	2,220,390

16

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Diversified Currency Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Diversified Currency Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Diversified Currency Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2013

17

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  The Fund paid foreign taxes of $683,352 and recognized foreign source income of $20,223,696.

18

International Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments

Foreign Government Bonds — 36.0%

Security	Principal Amount (000’s omitted)		Value

Bangladesh — 2.0%
Bangladesh Treasury Bond, 11.25%, 2/8/17	BDT	220,000	$2,829,157
Bangladesh Treasury Bond, 11.30%, 3/7/17	BDT	138,000	1,777,563
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	143,000	1,843,406
Bangladesh Treasury Bond, 11.45%, 6/6/17	BDT	175,000	2,258,119
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	309,600	3,993,616
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	122,000	1,571,054
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	306,500	3,961,088
Bangladesh Treasury Bond, 11.55%, 10/3/17	BDT	142,900	1,843,161

Total Bangladesh			$20,077,164

Bosnia and Herzegovina — 0.9%
Republic of Srpska, 1.50%, 6/30/23	BAM	3,268	$1,533,949
Republic of Srpska, 1.50%, 10/30/23	BAM	6,733	3,069,182
Republic of Srpska, 1.50%, 12/15/23	BAM	1,432	650,349
Republic of Srpska, 1.50%, 6/15/24	BAM	863	375,738
Republic of Srpska, 1.50%, 5/31/25	BAM	4,621	1,847,647
Republic of Srpska, 1.50%, 6/9/25	BAM	346	138,208
Republic of Srpska, 1.50%, 12/24/25	BAM	2,201	857,113
Republic of Srpska, 1.50%, 9/25/26	BAM	979	367,256

Total Bosnia and Herzegovina			$8,839,442

Brazil — 0.5%
Nota do Tesouro Nacional, 6.00%, 5/15/15 (1)	BRL	12,067	$5,552,443

Total Brazil			$5,552,443

Chile — 0.6%
Government of Chile, 6.00%, 1/1/15	CLP	3,270,000	$6,490,048

Total Chile			$6,490,048

Colombia — 4.0%
Titulos De Tesoreria B, 7.25%, 6/15/16	COP	32,300,000	$17,974,220
Titulos De Tesoreria B, 9.25%, 5/14/14	COP	22,500,000	12,244,656
Titulos De Tesoreria B, 13.50%, 9/12/14	COP	17,000,000	9,698,000

Total Colombia			$39,916,876

Costa Rica — 0.5%
Costa Rica Titulos de Propiedad Bond, 10.58%, 6/22/16	CRC	1,645,000	$3,596,535
Titulo Propiedad UD, 1.00%, 1/12/22(1)	CRC	506,425	886,545
Titulo Propiedad UD, 1.63%, 7/13/16(1)	CRC	280,736	553,237

Total Costa Rica			$5,036,317

Security	Principal Amount (000’s omitted)		Value

Georgia — 1.2%
Georgia Treasury Bond, 6.10%, 3/7/15	GEL	1,000	$606,466
Georgia Treasury Bond, 6.80%, 7/12/14	GEL	8,200	4,976,765
Georgia Treasury Bond, 8.50%, 7/26/17	GEL	516	330,516
Georgia Treasury Bond, 9.10%, 12/8/13	GEL	400	240,584
Georgia Treasury Bond, 9.80%, 4/26/17	GEL	490	325,558
Georgia Treasury Bond, 11.30%, 1/26/17	GEL	500	344,188
Georgia Treasury Bond, 12.00%, 6/15/14	GEL	3,872	2,421,404
Georgia Treasury Bond, 12.00%, 9/15/14	GEL	1,000	634,041
Georgia Treasury Bond, 12.00%, 9/15/15	GEL	500	334,986
Georgia Treasury Bond, 13.00%, 3/15/14	GEL	2,500	1,542,736

Total Georgia			$11,757,244

Ghana — 3.5%
Ghana Government Bond, 14.25%, 7/25/16	GHS	1,565	$633,168
Ghana Government Bond, 16.90%, 3/7/16	GHS	13,618	5,912,120
Ghana Government Bond, 19.24%, 5/30/16	GHS	13,219	5,991,580
Ghana Government Bond, 21.00%, 10/26/15	GHS	32,770	15,453,545
Ghana Government Bond, 23.00%, 8/21/17	GHS	3,400	1,717,124
Ghana Government Bond, 24.00%, 5/25/15	GHS	4,400	2,135,514
Ghana Government Bond, 26.00%, 6/5/17	GHS	5,513	2,952,586

Total Ghana			$34,795,637

Jordan — 2.3%
Jordan Government Bond, 6.174%, 1/8/14	JOD	2,500	$3,546,149
Jordan Government Bond, 6.422%, 2/8/14	JOD	1,500	2,133,397
Jordan Government Bond, 6.511%, 5/15/16	JOD	2,000	2,878,678
Jordan Government Bond, 7.078%, 7/18/14	JOD	2,500	3,598,180
Jordan Government Bond, 7.77%, 7/4/15	JOD	2,000	2,941,975
Jordan Government Bond, 7.792%, 7/11/15	JOD	3,000	4,415,526
Jordan Government Bond, 7.95%, 2/5/15	JOD	2,500	3,653,692

Total Jordan			$23,167,597

Lebanon — 0.3%
Lebanon Treasury Note, 8.74%, 7/31/14	LBP	5,043,330	$3,429,431

Total Lebanon			$3,429,431

Mexico — 0.8%
Mexican Bonos, 8.00%, 12/19/13	MXN	110,479	$8,523,791

Total Mexico			$8,523,791

19	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Peru — 1.4%
Republic of Peru, 9.91%, 5/5/15	PEN	31,641	$12,427,051
Republic of Peru, 9.91%, 5/5/15(2)	PEN	3,174	1,246,594

Total Peru			$13,673,645

Philippines — 0.3%
Republic of the Philippines, 4.95%, 1/15/21	PHP	106,000	$2,722,981
Republic of the Philippines, 6.25%, 1/27/14	PHP	8,150	191,195

Total Philippines			$2,914,176

Romania — 3.8%
Romania Government Bond, 5.75%, 1/27/16	RON	26,440	$8,465,300
Romania Government Bond, 5.80%, 10/26/15	RON	61,580	19,702,320
Romania Government Bond, 5.85%, 7/28/14	RON	20,160	6,305,542
Romania Government Bond, 11.00%, 3/5/14	RON	11,720	3,687,893

Total Romania			$38,161,055

Russia — 3.2%
Russia Government Bond, 7.10%, 3/13/14	RUB	1,009,939	$31,634,190

Total Russia			$31,634,190

Serbia — 2.6%
Serbia Treasury Bill, 0.00%, 1/23/14	RSD	289,750	$3,374,070
Serbia Treasury Bill, 0.00%, 5/22/14	RSD	146,750	1,651,604
Serbia Treasury Bill, 0.00%, 5/29/14	RSD	369,570	4,150,687
Serbia Treasury Bill, 0.00%, 11/6/14	RSD	291,380	3,125,293
Serbia Treasury Bond, 10.00%, 1/10/15	RSD	153,020	1,799,401
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	56,710	662,117
Serbia Treasury Bond, 10.00%, 9/14/15	RSD	300,080	3,457,307
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	283,030	3,227,039
Serbia Treasury Bond, 10.00%, 4/25/16	RSD	96,530	1,095,539
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	325,800	3,847,018

Total Serbia			$26,390,075

Sri Lanka — 3.1%
Sri Lanka Government Bond, 7.50%, 8/15/18	LKR	437,480	$2,920,055
Sri Lanka Government Bond, 8.50%, 4/1/18	LKR	2,090,070	14,660,512
Sri Lanka Government Bond, 8.50%, 7/15/18	LKR	1,084,210	7,512,071
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	840,350	5,698,498

Total Sri Lanka			$30,791,136

Security	Principal Amount (000’s omitted)		Value

Sweden — 0.1%
Government of Sweden, 3.75%, 8/12/17	SEK	5,510	$922,425
Government of Sweden, 6.75%, 5/5/14	SEK	395	62,720

Total Sweden			$985,145

Uruguay — 2.0%
Monetary Regulation Bill, 0.00%, 2/27/14(1)	UYU	3,928	$180,113
Monetary Regulation Bill, 0.00%, 8/29/14(1)	UYU	18,968	785,448
Monetary Regulation Bill, 0.00%, 3/26/15(1)	UYU	36,795	1,599,429
Monetary Regulation Bill, 0.00%, 8/20/15(1)	UYU	47,300	1,748,686
Republic of Uruguay, 4.375%, 12/15/28(1)	UYU	7,641	390,480
Uruguay Notas Del Tesoro, 2.25%, 8/23/17(1)	UYU	98,451	4,367,799
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(1)	UYU	49,293	2,275,219
Uruguay Notas Del Tesoro, 4.00%, 6/14/15(1)	UYU	92,116	4,323,956
Uruguay Notas Del Tesoro, 4.25%, 1/5/17(1)	UYU	73,151	3,454,520
Uruguay Notas Del Tesoro, 10.25%, 8/22/15	UYU	25,036	1,103,359

Total Uruguay			$20,229,009

Vietnam — 2.9%
Vietnam Government Bond, 8.80%, 6/15/14	VND	55,000,000	$2,642,643
Vietnam Government Bond, 9.10%, 12/15/14	VND	121,116,200	5,893,363
Vietnam Government Bond, 10.80%, 4/15/15	VND	47,866,000	2,389,082
Vietnam Government Bond, 11.00%, 4/15/14	VND	53,000,000	2,563,980
Vietnam Government Bond, 11.33%, 5/13/15	VND	80,000,000	4,047,773
Vietnam Government Bond, 11.59%, 2/20/14	VND	88,208,700	4,238,612
Vietnam Government Bond, 12.10%, 1/16/15	VND	80,000,000	4,036,580
Vietnam Government Bond, 12.34%, 7/25/14	VND	60,519,000	2,987,266

Total Vietnam			$28,799,299

Total Foreign Government Bonds (identified cost $369,445,213)			$361,163,720

Collateralized Mortgage Obligations — 0.1%

Security		Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2127, Class PG, 6.25%, 2/15/29		$286,216	$318,117
Federal National Mortgage Association:
Series 2009-62, Class WA, 5.56%, 8/25/39(3)		749,334	837,585

Total Collateralized Mortgage Obligations (identified cost $1,074,036)			$1,155,702

20	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Mortgage Pass-Throughs — 0.9%

Security		Principal Amount	Value

Federal National Mortgage Association:
2.204%, with maturity at 2035(4)		$1,211,917	$1,267,716
4.042%, with maturity at 2035(4)		1,084,268	1,181,493
6.50%, with various maturities to 2036		1,924,991	2,148,902
7.00%, with maturity at 2033(5)		722,924	831,312
7.50%, with maturity at 2035		409,258	479,293
8.50%, with maturity at 2032		365,059	440,412

			$6,349,128

Government National Mortgage Association:
7.00%, with maturity at 2035		$1,076,029	$1,265,409
8.00%, with maturity at 2016		184,192	193,504
9.00%, with various maturities to 2024		695,171	811,828

			$2,270,741

Total Mortgage Pass-Throughs (identified cost $8,145,914)			$8,619,869

U.S. Treasury Obligations — 7.8%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bond, 11.25%, 2/15/15(5)		$68,200	$77,899,881

Total U.S. Treasury Obligations (identified cost $77,824,229)			$77,899,881

Precious Metals — 5.1%

Description		Troy Ounces	Value
Gold(6)		23,955	$31,708,821
Platinum(6)		13,382	19,404,126

Total Precious Metals (identified cost $58,963,111)			$51,112,947

Short-Term Investments — 47.5%

Foreign Government Securities — 27.2%

Security		Principal Amount (000’s omitted)	Value

Georgia — 0.4%
Bank of Georgia Promissory Note, 1.50%, 12/20/13	AZN	1,503	$1,921,743
Georgia Treasury Bill, 0.00%, 1/16/14	GEL	3,000	1,779,703

Total Georgia			$3,701,446

Security		Principal Amount (000’s omitted)	Value

Israel — 0.5%
Israel Treasury Bill, 0.00%, 1/8/14	ILS	16,456	$4,658,440

Total Israel			$4,658,440

Kenya — 2.6%
Kenya Treasury Bill, 0.00%, 3/24/14	KES	399,100	$4,500,048
Kenya Treasury Bill, 0.00%, 4/14/14	KES	367,500	4,118,145
Kenya Treasury Bill, 0.00%, 4/21/14	KES	365,000	4,081,601
Kenya Treasury Bill, 0.00%, 6/9/14	KES	526,000	5,801,372
Kenya Treasury Bill, 0.00%, 6/16/14	KES	324,000	3,566,419
Kenya Treasury Bill, 0.00%, 8/18/14	KES	70,000	756,921
Kenya Treasury Bill, 0.00%, 9/22/14	KES	187,100	2,003,170
Kenya Treasury Bill, 0.00%, 9/29/14	KES	15,000	160,277
Kenya Treasury Bill, 0.00%, 10/20/14	KES	101,200	1,074,910

Total Kenya			$26,062,863

Lebanon — 4.2%
Lebanon Treasury Bill, 0.00%, 11/7/13	LBP	9,001,090	$5,969,399
Lebanon Treasury Bill, 0.00%, 11/21/13	LBP	5,989,110	3,965,035
Lebanon Treasury Bill, 0.00%, 12/5/13	LBP	3,571,790	2,360,481
Lebanon Treasury Bill, 0.00%, 12/19/13	LBP	8,395,160	5,538,367
Lebanon Treasury Bill, 0.00%, 1/2/14	LBP	5,042,060	3,320,188
Lebanon Treasury Bill, 0.00%, 1/16/14	LBP	1,743,340	1,145,831
Lebanon Treasury Bill, 0.00%, 2/20/14	LBP	4,514,930	2,953,248
Lebanon Treasury Bill, 0.00%, 5/29/14	LBP	2,122,060	1,368,108
Lebanon Treasury Bill, 0.00%, 6/12/14	LBP	17,063,990	10,979,549
Lebanon Treasury Bill, 0.00%, 7/10/14	LBP	7,076,320	4,535,119

Total Lebanon			$42,135,325

Mauritius — 0.4%
Mauritius Treasury Bill, 0.00%, 4/25/14	MUR	37,100	$1,214,008
Mauritius Treasury Bill, 0.00%, 5/9/14	MUR	94,600	3,091,320

Total Mauritius			$4,305,328

Mexico — 3.2%
Mexico Cetes, 0.00%, 3/6/14	MXN	52,245	$3,958,158
Mexico Cetes, 0.00%, 4/3/14	MXN	122,857	9,282,101
Mexico Cetes, 0.00%, 6/26/14	MXN	258,990	19,404,921

Total Mexico			$32,645,180

Nigeria — 2.1%
Nigeria Treasury Bill, 0.00%, 11/21/13	NGN	49,800	$312,093
Nigeria Treasury Bill, 0.00%, 12/5/13	NGN	864,580	5,395,127
Nigeria Treasury Bill, 0.00%, 1/16/14	NGN	482,200	2,958,012

21	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Nigeria (continued)
Nigeria Treasury Bill, 0.00%, 1/23/14	NGN	1,132,900	$6,941,635
Nigeria Treasury Bill, 0.00%, 2/20/14	NGN	376,000	2,283,089
Nigeria Treasury Bill, 0.00%, 6/5/14	NGN	322,507	1,891,637
Nigeria Treasury Bill, 0.00%, 8/7/14	NGN	183,300	1,052,524

Total Nigeria			$20,834,117

Philippines — 3.1%
Philippine Treasury Bill, 0.00%, 11/6/13	PHP	661,700	$15,313,502
Philippine Treasury Bill, 0.00%, 1/2/14	PHP	27,570	637,944
Philippine Treasury Bill, 0.00%, 1/8/14	PHP	111,630	2,582,949
Philippine Treasury Bill, 0.00%, 2/5/14	PHP	319,540	7,393,278
Philippine Treasury Bill, 0.00%, 4/10/14	PHP	214,490	4,961,406
Philippine Treasury Bill, 0.00%, 10/8/14	PHP	22,420	517,649

Total Philippines			$31,406,728

Romania — 0.2%
Romania Treasury Bill, 0.00%, 1/15/14	RON	7,200	$2,190,093

Total Romania			$2,190,093

Serbia — 1.1%
Serbia Treasury Bill, 0.00%, 2/20/14	RSD	305,350	$3,528,093
Serbia Treasury Bill, 0.00%, 4/3/14	RSD	665,920	7,602,860

Total Serbia			$11,130,953

Singapore — 3.0%
Singapore Treasury Bill, 0.00%, 11/15/13	SGD	14,299	$11,510,115
Singapore Treasury Bill, 0.00%, 1/10/14	SGD	12,021	9,673,464
Singapore Treasury Bill, 0.00%, 4/4/14	SGD	11,207	9,013,504

Total Singapore			$30,197,083

South Korea — 3.3%
Korea Monetary Stabilization Bond, 0.00%, 1/14/14	KRW	9,547,340	$8,954,083
Korea Monetary Stabilization Bond, 0.00%, 3/18/14	KRW	25,382,010	23,696,225

Total South Korea			$32,650,308

Sri Lanka — 2.0%
Sri Lanka Treasury Bill, 0.00%, 12/6/13	LKR	275,310	$2,088,610
Sri Lanka Treasury Bill, 0.00%, 2/28/14	LKR	798,950	5,941,458
Sri Lanka Treasury Bill, 0.00%, 3/7/14	LKR	874,790	6,493,549
Sri Lanka Treasury Bill, 0.00%, 3/28/14	LKR	9,550	70,499
Sri Lanka Treasury Bill, 0.00%, 4/25/14	LKR	38,860	284,839
Sri Lanka Treasury Bill, 0.00%, 5/9/14	LKR	42,030	306,966
Sri Lanka Treasury Bill, 0.00%, 6/6/14	LKR	515,820	3,737,060

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Treasury Bill, 0.00%, 6/27/14	LKR	62,520	$450,390
Sri Lanka Treasury Bill, 0.00%, 10/3/14	LKR	59,530	417,479

Total Sri Lanka			$19,790,850

Uruguay — 0.1%
Monetary Regulation Bill, 0.00%, 1/31/14 (1)	UYU	23,284	$1,071,358

Total Uruguay			$1,071,358

Zambia — 1.0%
Zambia Treasury Bill, 0.00%, 7/28/14	ZMW	14,250	$2,374,846
Zambia Treasury Bill, 0.00%, 8/11/14	ZMW	12,475	2,063,633
Zambia Treasury Bill, 0.00%, 8/25/14	ZMW	3,000	493,195
Zambia Treasury Bill, 0.00%, 9/8/14	ZMW	16,980	2,777,167
Zambia Treasury Bill, 0.00%, 9/22/14	ZMW	15,260	2,477,065

Total Zambia			$10,185,906

Total Foreign Government Securities (identified cost $272,949,121)			$272,965,978

U.S. Treasury Obligations — 9.6%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 12/19/13(5)		$71,000	$70,997,018
U.S. Treasury Note, 4.25%, 11/15/13(5)		25,000	25,039,550

Total U.S. Treasury Obligations (identified cost $96,038,598)			$96,036,568

Other — 10.7%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(7)		$107,553	$107,552,612

Total Other (identified cost $107,552,612)			$107,552,612

Total Short-Term Investments (identified cost $475,901,461)			$476,555,158

Total Investments — 97.4% (identified cost $991,992,834)			$976,507,277

Other Assets, Less Liabilities — 2.6%			$25,896,407

Net Assets — 100.0%			$1,002,403,684

22	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

AZN	–	Azerbaijani Manat
BAM	–	Bosnia-Herzegovina Convertible Mark
BDT	–	Bangladesh Taka
BRL	–	Brazilian Real
CLP	–	Chilean Peso
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
GEL	–	Georgian Lari
GHS	–	Ghanaian Cedi
ILS	–	Israeli Shekel
JOD	–	Jordanian Dinar
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MUR	–	Mauritian Rupee
MXN	–	Mexican Peso
NGN	–	Nigerian Naira
PEN	–	Peruvian New Sol
PHP	–	Philippine Peso
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZMW	–	Zambian Kwacha

(1)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(2)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2013, the aggregate value of these securities is $1,246,594 or 0.1% of the Portfolio’s net assets.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2013.

(4)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2013.

(5)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(6)	Non-income producing.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

23	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2013
Investments —
Securities of unaffiliated issuers, at value (identified cost, $825,477,111)	$817,841,718
Affiliated investment, at value (identified cost, $107,552,612)	107,552,612
Precious metals, at value (identified cost, $58,963,111)	51,112,947
Total Investments, at value (identified cost, $991,992,834)	$976,507,277
Cash	$4,274,691
Restricted cash*	1,840,000
Foreign currency, at value (identified cost, $8,628,803)	8,597,481
Interest receivable	11,696,698
Interest receivable from affiliated investment	9,676
Receivable for investments sold	5,773,696
Receivable for variation margin on open futures contracts	215,493
Receivable for open forward foreign currency exchange contracts	3,752,437
Receivable for open swap contracts	129,944
Tax reclaims receivable	2,734
Total assets	$1,012,800,127

Liabilities
Cash collateral due to brokers	$1,840,000
Payable for investments purchased	3,941,325
Payable for open forward foreign currency exchange contracts	3,649,377
Payable to affiliates:
Investment adviser fee	530,847
Trustees’ fees	3,583
Accrued expenses	431,311
Total liabilities	$10,396,443
Net Assets applicable to investors’ interest in Portfolio	$1,002,403,684

Sources of Net Assets
Investors’ capital	$1,017,790,363
Net unrealized depreciation	(15,386,679)
Total	$1,002,403,684

*	Represents restricted cash pledged for the benefit of the Portfolio for open derivative contracts.

24	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2013

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest (net of foreign taxes, $974,118)	$31,790,564
Interest allocated from affiliated investment	137,719
Expenses allocated from affiliated investment	(16,423)
Total investment income	$31,911,860

Expenses
Investment adviser fee	$4,930,648
Trustees’ fees and expenses	31,206
Custodian fee	1,407,706
Legal and accounting services	129,074
Miscellaneous	37,462
Total expenses	$6,536,096
Deduct —
Reduction of custodian fee	$728
Total expense reductions	$728

Net expenses	$6,535,368

Net investment income	$25,376,492

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a loss of $108,812 from precious metals)	$(14,666,940)
Investment transactions allocated from affiliated investment	3,476
Futures contracts	627,514
Swap contracts	(53,016)
Foreign currency and forward foreign currency exchange contract transactions	(11,564,770)
Net realized loss	$(25,653,736)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $8,327,749 from precious metals)	$(19,005,901)
Futures contracts	(105,870)
Swap contracts	129,944
Foreign currency and forward foreign currency exchange contracts	(162,742)
Net change in unrealized appreciation (depreciation)	$(19,144,569)

Net realized and unrealized loss	$(44,798,305)

Net decrease in net assets from operations	$(19,421,813)

25	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$25,376,492	$8,711,282
Net realized loss from investment transactions, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(25,653,736)	(598,919)
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(19,144,569)	1,698,390
Net increase (decrease) in net assets from operations	$(19,421,813)	$9,810,753
Capital transactions —
Contributions	$880,147,982	$95,846,225
Withdrawals	(150,656,445)	(19,978,899)
Net increase in net assets from capital transactions	$729,491,537	$75,867,326

Net increase in net assets	$710,069,724	$85,678,079

Net Assets
At beginning of year	$292,333,960	$206,655,881
At end of year	$1,002,403,684	$292,333,960

26	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2013

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.83%	0.88%	0.92%	0.96%	0.90%
Net investment income	3.20%	3.57%	2.81%	2.51%	3.34%
Portfolio Turnover	21%	37%	31%	45%	28%

Total Return	(0.35)%	3.93%	4.05%	1.85%	20.91%

Net assets, end of year (000’s omitted)	$1,002,404	$292,334	$206,656	$168,705	$69,581

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Diversified Currency Income Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund and Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund) held an interest of 79.4%, 3.4% and 16.5%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance IIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2013 were $56,338,526 or 5.6% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

28

International Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or commodity and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty in exchange for payments on a

29

International Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

M  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

N  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.625% of its respective average daily net assets up to $1 billion, 0.600% from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $4,930,648 or 0.622% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

30

International Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$452,290,266	$74,994,826
U.S. Government and Agency Securities	80,656,589	2,396,250

	$532,946,855	$77,391,076

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,000,146,127

Gross unrealized appreciation	$6,643,176
Gross unrealized depreciation	(30,282,026)

Net unrealized depreciation	$(23,638,850)

The net unrealized appreciation (depreciation) on derivative contracts and foreign currency at October 31, 2013 on a federal income tax basis was $(569,998).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/5/13	Indian Rupee 92,747,000	United States Dollar 1,511,522	Citibank NA	$2,337	$—	$2,337
11/5/13	United States Dollar 1,510,291	Indian Rupee 92,747,000	Citibank NA	—	(1,106)	(1,106)
11/6/13	Philippine Peso 215,894,000	United States Dollar 5,007,167	Goldman Sachs International	11,355	—	11,355
11/6/13	Philippine Peso 10,916,000	United States Dollar 253,448	Standard Chartered Bank	850	—	850

31

International Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/6/13	United States Dollar 436,113	Philippine Peso 18,960,000	Barclays Bank PLC	$2,624	$—	$2,624
11/6/13	United States Dollar 12,842,592	Philippine Peso 552,758,000	Goldman Sachs International	—	(51,709)	(51,709)
11/8/13	United States Dollar 6,161,128	Mauritian Rupee 185,006,350	State Street Bank and Trust Co.	—	(16,843)	(16,843)
11/12/13	United States Dollar 24,550,792	Peruvian New Sol 69,000,000	Deutsche Bank	308,997	—	308,997
11/12/13	United States Dollar 5,652,065	Peruvian New Sol 15,806,000	Standard Chartered Bank	42,628	—	42,628
11/13/13	Euro 434,705	Romanian Leu 1,945,000	JPMorgan Chase Bank	4,870	—	4,870
11/13/13	Romanian Leu 12,235,000	Euro 2,748,203	Standard Chartered Bank	—	(12,037)	(12,037)
11/18/13	Indian Rupee 92,747,000	United States Dollar 1,505,144	Citibank NA	9,615	—	9,615
11/18/13	South Korean Won 3,063,737,000	United States Dollar 2,881,077	Bank of America	2,617	—	2,617
11/18/13	United States Dollar 14,934,060	South Korean Won 16,658,944,000	Bank of America	717,448	—	717,448
11/18/13	United States Dollar 9,234,930	Indian Rupee 588,579,000	Barclays Bank PLC	255,805	—	255,805
11/18/13	United States Dollar 20,910,225	Indian Rupee 1,290,370,000	Deutsche Bank	—	(103,231)	(103,231)
11/18/13	United States Dollar 5,679,088	Indian Rupee 361,951,000	Standard Chartered Bank	157,309	—	157,309
11/20/13	United States Dollar 971,321	Chilean Peso 505,475,290	JPMorgan Chase Bank	13,148	—	13,148
11/20/13	United States Dollar 2,241,401	Chilean Peso 1,165,528,710	Standard Chartered Bank	28,593	—	28,593
11/25/13	Euro 2,033,817	United States Dollar 2,803,617	Deutsche Bank	42,075	—	42,075
11/25/13	Euro 73,269,553	United States Dollar 99,172,172	State Street Bank and Trust Co.	—	(314,128)	(314,128)
11/25/13	United States Dollar 10,313,514	New Taiwan Dollar 308,116,223	BNP Paribas	157,601	—	157,601
11/25/13	United States Dollar 1,817,349	Euro 1,342,961	Goldman Sachs International	6,140	—	6,140
11/25/13	United States Dollar 22,665,657	Israeli Shekel 80,027,900	Standard Chartered Bank	20,689	—	20,689
11/29/13	Kenyan Shilling 200,000,000	United States Dollar 2,329,102	Standard Chartered Bank	—	(936)	(936)
11/29/13	United States Dollar 2,305,476	Kenyan Shilling 200,000,000	Standard Chartered Bank	24,563	—	24,563
12/3/13	United States Dollar 3,319,990	Philippine Peso 148,038,364	Deutsche Bank	100,292	—	100,292
12/5/13	Euro 6,140,931	Serbian Dinar 705,900,000	Citibank NA	11,214	—	11,213

32

International Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/11/13	United States Dollar 192,088	Nigerian Naira 31,368,000	Standard Chartered Bank	$3,270	$—	$3,270
12/13/13	Euro 23,347,764	Norwegian Krone 184,958,653	Australia and New Zealand Banking Group Limited	—	(677,653)	(677,653)
12/13/13	Euro 14,551,667	Swedish Krona 125,871,923	Nomura International PLC	—	(352,608)	(352,608)
12/16/13	Russian Ruble 346,762,000	United States Dollar 10,432,070	Credit Suisse International	—	(300,284)	(300,284)
12/17/13	United States Dollar 180,147	Nigerian Naira 29,427,000	Standard Bank	2,804	—	2,804
12/18/13	Euro 19,785,194	Polish Zloty 84,123,676	Deutsche Bank	371,666	—	371,666
12/18/13	Polish Zloty 8,160,000	Euro 1,944,088	Goldman Sachs International	—	(2,209)	(2,209)
1/3/14	Brazilian Real 12,890,000	United States Dollar 5,665,934	State Street Bank and Trust Co.	—	(11,457)	(11,457)
1/7/14	United States Dollar 15,330,226	New Turkish Lira 30,939,462	Deutsche Bank	—	(8,152)	(8,152)
1/9/14	Euro 3,316,416	Czech Koruna 84,929,000	JPMorgan Chase Bank	—	(32,086)	(32,086)
1/9/14	Euro 11,659,155	Czech Koruna 297,988,000	Standard Chartered Bank	—	(143,729)	(143,729)
1/15/14	Romanian Leu 10,819,786	Euro 2,421,130	Bank of America	—	(12,579)	(12,579)
1/15/14	United States Dollar 35,211,676	Yuan Offshore Renminbi 215,918,000	Bank of America	140,542	—	140,542
1/21/14	United States Dollar 74,568	Nigerian Naira 12,300,000	Deutsche Bank	1,130	—	1,130
1/29/14	Euro 4,158,146	United States Dollar 5,735,605	Goldman Sachs International	89,156	—	89,156
2/12/14	Euro 5,182,527	United States Dollar 7,121,673	Goldman Sachs International	84,006	—	84,006
2/18/14	Indonesian Rupiah 46,506,678,000	United States Dollar 3,934,575	Nomura International PLC	—	(175,039)	(175,039)
2/18/14	United States Dollar 9,527,917	Indonesian Rupiah 104,959,530,000	BNP Paribas	—	(253,051)	(253,051)
2/18/14	United States Dollar 7,043,375	Indonesian Rupiah 77,294,000,000	HSBC Bank USA	—	(213,205)	(213,205)
3/10/14	United States Dollar 5,050,560	Kazakstani Tenge 803,039,000	Citibank NA	38,121	—	38,121
3/13/14	United States Dollar 1,545,665	Azerbaijani Manat 1,228,340	VTB Capital PLC	—	(3,299)	(3,299)
3/14/14	United States Dollar 3,326,975	Kenyan Shilling 308,211,000	Standard Bank	185,925	—	185,925
3/19/14	Euro 112,485	United States Dollar 154,074	Bank of America	1,313	—	1,313
3/21/14	Croatian Kuna 28,911,000	Euro 3,750,730	Citibank NA	—	(47,542)	(47,542)

33

International Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

3/21/14	Euro 3,797,928	Croatian Kuna 28,801,588	Citibank NA	$—	$(36,013)	$(36,013)
4/11/14	United States Dollar 854,053	Kenyan Shilling 78,701,000	Standard Chartered Bank	37,816	—	37,816
4/17/14	Sri Lankan Rupee 580,888,000	United States Dollar 4,260,271	Standard Chartered Bank	—	(31,004)	(31,004)
4/30/14	Peruvian New Sol 23,874,000	United States Dollar 8,954,989	Bank of Nova Scotia	502,805	—	502,805
5/30/14	United States Dollar 5,000,000	Armenian Dram 2,215,900,000	VTB Capital PLC	257,027	—	257,027
6/10/14	United States Dollar 5,067,148	Kazakstani Tenge 817,331,000	Deutsche Bank	19,329	—	19,329
7/17/14	United States Dollar 2,712,417	Armenian Dram 1,188,310,000	VTB Capital PLC	76,782	—	76,782
7/22/14	United States Dollar 6,838,031	Indonesian Rupiah 77,639,000,000	Australia and New Zealand Banking Group Limited	—	(207,886)	(207,885)
8/14/14	United States Dollar 18,449,518	Indonesian Rupiah 209,586,522,521	Barclays Bank PLC	—	(630,252)	(630,252)
8/20/14	Indonesian Rupiah 17,333,881,000	United States Dollar 1,489,293	Standard Chartered Bank	16,997	—	16,997
9/15/14	United States Dollar 1,553,289	Azerbaijani Manat 1,260,960	VTB Capital PLC	—	(6,099)	(6,099)
9/30/14	United States Dollar 410,976	Azerbaijani Manat 337,000	Standard Bank	2,978	—	2,978
10/9/14	United States Dollar 859,423	Azerbaijani Manat 700,000	VTB Capital PLC	—	(2,944)	(2,944)
10/9/14	United States Dollar 815,951	Azerbaijani Manat 665,000	VTB Capital PLC	—	(2,296)	(2,296)

				$3,752,437	$(3,649,377)	$103,060

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/13	34 U.S. 5-Year Treasury Note	Short	$(4,063,212)	$(4,137,375)	$(74,163)
12/13	14 U.S. 10-Year Treasury Note	Short	(1,732,730)	(1,783,031)	(50,301)
12/13	7 U.S. Long Treasury Bond	Short	(920,817)	(943,687)	(22,870)
12/13	83 Gold	Short	(11,032,940)	(10,986,710)	46,230

					$(101,104)

34

International Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Total Return Swaps

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Appreciation

Citibank NA	Total Return on GTQ 36,000,000 Banco de Guatemala, 0%, due 12/2/13	3-month USD-LIBOR-BBA + 50 bp on $4,457,037 (Notional Amount) plus Notional Amount at termination date	12/4/13	$57,691
Citibank NA	Total Return on GTQ 43,000,000 Banco de Guatemala, 0%, due 3/2/14	3-month USD-LIBOR-BBA + 50 bp on $5,285,022 (Notional Amount) plus Notional Amount at termination date	3/4/14	53,356
Citibank NA	Total Return on GTQ 29,000,000 Banco de Guatemala, 0%, due 3/2/14	3-month USD-LIBOR-BBA + 50 bp on $3,582,453 (Notional Amount) plus Notional Amount at termination date	3/5/14	18,897

				$129,944

GTQ	–	Guatemalan Quetzal

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes futures contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $3,649,377. The Portfolio may be required to pledge collateral in the form of cash or securities for the benefit of a counterparty if the net amount due to the counterparty exceeds a certain threshold. Collateral pledged for the benefit of a counterparty for over-the-counter derivatives is held in a segregated account by the Portfolio’s custodian. Securities pledged as collateral, if any, are identified in the Consolidated Portfolio of Investments. Cash pledged as collateral, if any, is included in restricted cash on the Consolidated Statement of Assets and Liabilities. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $7,238,492 at October 31, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $3,882,381, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $861,920. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $899,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Collateral pledged for the benefit of the Portfolio is held in a segregated account by the Portfolio’s custodian. The portion of such collateral representing cash is reflected as restricted cash with a corresponding liability on the Consolidated Statement of Assets and Liabilities. The carrying amount of the liability at October 31, 2013 approximated its fair value. If measured at fair value, the liability for cash collateral due to brokers would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2013.

35

International Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodities	Foreign Exchange	Interest Rate

Net unrealized depreciation*	$46,230	$—	$—
Receivable for open forward foreign currency exchange contracts	—	3,752,437	—
Receivable for open swap contracts	—	129,944	—

Total Asset Derivatives	$46,230	$3,882,381	$—

Net unrealized depreciation*	$—	$—	$(147,334)
Payable for open forward foreign currency exchange contracts	—	(3,649,377)	—

Total Liability Derivatives	$—	$(3,649,377)	$(147,334)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Consolidated Statement of Operations Caption	Commodities	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Futures contracts	$—	$—	$627,514
Swap contracts	—	(53,016)	—

Foreign currency and forward foreign currency exchange contract transactions	—	$(10,109,410)	—

Total	$—	$(10,162,426)	$627,514

Change in unrealized appreciation (depreciation) —
Futures contracts	$46,230	$—	$(152,100)
Swap contracts	—	129,944	—

Foreign currency and forward foreign currency exchange contracts	—	(131,285)	—

Total	$46,230	$(1,341)	$(152,100)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $5,503,000, $379,792,000 and $8,523,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

36

International Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$361,163,720	$—	$361,163,720
Collateralized Mortgage Obligations	—	1,155,702	—	1,155,702
Mortgage Pass-Throughs	—	8,619,869	—	8,619,869
U.S. Treasury Obligations	—	77,899,881	—	77,899,881
Precious Metals	51,112,947	—	—	51,112,947
Short-Term Investments —
Foreign Government Securities	—	272,965,978	—	272,965,978
U.S. Treasury Obligations	—	96,036,568	—	96,036,568
Other	—	107,552,612	—	107,552,612

Total Investments	$51,112,947	$925,394,330	$—	$976,507,277

Forward Foreign Currency Exchange Contracts	$—	$3,752,437	$—	$3,752,437
Futures Contracts	46,230	—	—	46,230
Swap Contracts	—	129,944	—	129,944

Total	$51,159,177	$929,276,711	$—	$980,435,888

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(3,649,377)	$—	$(3,649,377)
Futures Contracts	(147,334)	—	—	(147,334)

Total	$(147,334)	$(3,649,377)	$—	$(3,796,711)

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

37

International Income Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of International Income Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of International Income Portfolio and subsidiary as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2013

38

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2007

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

39

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2007

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2007

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Payson F. Swaffield(2) 1956	President of the Trust and Vice President of the Portfolio	President of the Trust since 2013 and Vice President of the Portfolio since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

John R. Baur 1970	President of the Portfolio	Since 2012	Vice President of EVM and BMR.

40

Eaton Vance

Diversified Currency Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

41

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

42

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Diversified Currency Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042-12/13	INTLISRC

Eaton Vance

Emerging Markets Local

Income Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Emerging Markets Local Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 61

Federal Tax Information	18

Management and Organization	62

Important Notices	65

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2013, central bank activity, U.S. fiscal policy and events in Europe were key drivers of the performance of the global bond markets. Slowing economic growth in China and instability in the Middle East also influenced returns.

In January 2013, the U.S. Federal Reserve (the Fed) increased the size of its monthly bond purchases by adding $45 billion of long-term Treasury securities to the $40 billion in agency mortgage-backed issues it had been buying since September 2012. (The Fed had been buying long-term Treasurys since 2011, but funding these purchases by selling short-term Treasurys — a program dubbed Operation Twist that expired in December 2012.) Then, in the spring, the Fed indicated that it might start tapering its bond purchases, causing Treasury yields to spike. However, the Fed held policy steady over the remainder of the period due to concerns about the economy and fiscal policy. The U.S. government shut down briefly in October until Congress reached an agreement to fund operations and extend the debt ceiling through the beginning of 2014. Just seven months earlier, across-the-board spending cuts had gone into effect because lawmakers could not agree on a targeted plan to reduce the deficit.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation’s economy, including doubling the amount of the central bank’s bond purchases. The European Central Bank (ECB) also eased policy to help boost growth, cutting its key lending rate to a record low. Peripheral eurozone debt markets continued to benefit from ECB President Mario Draghi’s July 2012 pledge to do “whatever it takes to preserve the euro” — a pledge backed by a program to purchase bonds of governments that receive aid from the region’s rescue fund. In March 2013, a rescue package for Cyprus and its ailing banks kept the small country from exiting the eurozone. However, for the first time in a eurozone bailout, bank depositors were taxed, raising concerns that this might be the model for future aid agreements. Near the end of the period, German Chancellor Angela Merkel won re-election, suggesting that there would be no major changes to eurozone policy, at least in the near term.

GDP growth slowed in China during the first half of 2013 as the government worked to rebalance the economy away from exports and investment spending and toward domestic consumption. This was a headwind for countries and companies that produce industrial metals and other commodities consumed by China. On the geopolitical front, Egypt ousted its president, and the United States considered a military strike on Syria for its alleged use of chemical weapons.

Against this backdrop, emerging-market local debt, as measured by the JPMorgan Government Bond Index: Emerging Market (JPM GBI–EM) Global Diversified (Unhedged)2 (the Index), generated a negative return for the fiscal year. The Index performed well during the first half of the period, as investors continued to seek the attractive yields and undervalued currencies of many emerging countries. Market conditions subsequently deteriorated, however, as concerns about potential U.S. monetary tightening caused short-term investment flows to reverse out of emerging markets.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Emerging Markets Local Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -3.51%. By comparison, the Fund’s benchmark, the JPMorgan Government Bond Index: Emerging Market (JPM GBI–EM) Global Diversified (Unhedged), returned -1.60% during the period.

The Fund’s investments in Central and Eastern Europe positively impacted performance versus the Index, driven by an overweight position in Poland and an off-benchmark position in the Serbian dinar. In Poland, interest rates declined and the Polish zloty strengthened against the U.S. dollar on upbeat economic data, including a record trade surplus. The dinar gained, as Serbia continued to implement financial and political reforms on its path toward membership in the European Union.

Holdings in the Middle East and in Africa also benefited relative results versus the Index. An off-benchmark position in the Israeli shekel was helpful, as the currency rose in anticipation of the country’s natural gas export industry coming online. An overweight in the Nigerian naira and an underweight in the South African rand also contributed to performance versus the Index. Nigeria is a major oil exporter, and the naira strengthened on rising oil prices. The rand was hurt by worries about South Africa’s economy, particularly its large current account deficit, as well as continued strikes at the country’s mines.

Performance versus the Index was negatively impacted by positions in Asia, where the top detractors from performance versus the Index were an off-benchmark holding in the Indian rupee and an overweight position in the Malaysian ringgit. Like the South African rand, the Indian rupee was impacted by the country’s large current account deficit. Rising U.S. interest rates in the second half of the period made investments in emerging markets look less attractive relative to U.S. assets, triggering a sell-off in emerging markets. Countries like South Africa and India that rely on foreign investment to fund current account deficits were especially hard hit. Malaysia had a current account surplus, but concerns that it could slip into deficit pressured the ringgit.

Latin America was another region of relative weakness, mainly due to an overweight position in the Peruvian new sol. A nearly 8% decline in the price of copper during the period was a headwind for the nuevo sol, as Peru is the world’s second-largest copper producer. On the plus side, an overweight in the Mexican peso and an underweight in the Brazilian real added value.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/27/2007	06/27/2007	–3.51%	9.75%	6.85%
Class A with 4.75% Maximum Sales Charge	—	—	–8.12	8.69	6.04
Class C at NAV	08/03/2010	06/27/2007	–4.20	9.26	6.48
Class C with 1% Maximum Sales Charge	—	—	–5.09	9.26	6.48
Class I at NAV	11/30/2009	06/27/2007	–3.17	9.95	7.01
JPMorgan Government Bond Index: Emerging Market (JPM GBI–EM) Global Diversified (Unhedged)	—	—	–1.60%	11.18%	7.72%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.41%	2.11%	1.11%
Net			1.25	1.95	0.95

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	06/27/2007	$14,898	N.A.
Class I	$250,000	06/27/2007	$384,354	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Fund Profile5

*	Net securities sold short.

Foreign Currency Exposure (% of net assets)7

Poland	12.3%	Norway	0.5%
Mexico	12.3	Kazakhstan	0.4
Turkey	10.7	Chile	0.3
Malaysia	10.6	Zambia	0.3
Russia	10.6	Jordan	0.2
South Africa	9.3	Ghana	0.2
Brazil	9.2	Guatemala	0.1
Indonesia	8.7	Azerbaijan	0.1
Thailand	7.9	Costa Rica	0.1
Hungary	5.0	South Korea	0.0	*
Colombia	4.3	Vietnam	0.0	*
Romania	3.3	Iceland	0.0	*
Nigeria	3.2	Sweden	0.0	*
Kenya	2.9	Taiwan	0.0	*
Sri Lanka	2.6	Egypt	0.0	*
Serbia	2.5	Uganda	0.0	*
Peru	2.3	New Zealand	0.0	*
Philippines	2.3	Australia	–0.1
Singapore	1.9	China	–0.2
India	1.3	Copper	–0.3
Platinum	1.2	Gold	–0.4
Czech Republic	1.0	Croatia	–0.8
Israel	0.9	Switzerland	–1.3
Lebanon	0.6	United Kingdom	–1.4
Bosnia and Herzegovina	0.5	Japan	–2.4
Uruguay	0.5	Euro	–8.7
		Total Long	130.1
		Total Short	–15.6
		Total Net	114.5

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

JPMorgan Government Bond Index: Emerging Market (JPM GBI–EM) Global Diversified (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C and Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect contractual expense reimbursements that continue through 2/28/14. Without the reimbursements, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of the Portfolio or Fund in which it invests.

[6]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$905.70	$6.77	*	1.41%
Class C	$1,000.00	$902.20	$10.12	**	2.11%
Class I	$1,000.00	$907.70	$5.34	**	1.11%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.17	**	1.41%
Class C	$1,000.00	$1,014.60	$10.71	**	2.11%
Class I	$1,000.00	$1,019.60	$5.65	**	1.11%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $556,258,982)	$520,417,357
Receivable for Fund shares sold	1,419,873
Receivable from affiliate	6,219
Total assets	$521,843,449

Liabilities
Payable for Fund shares redeemed	$2,128,097
Distributions payable	57
Payable to affiliates:
Distribution and service fees	127,727
Trustees’ fees	42
Accrued expenses	148,121
Total liabilities	$2,404,044
Net Assets	$519,439,405

Sources of Net Assets
Paid-in capital	$564,473,772
Accumulated net realized loss from Portfolio	(7,876,729)
Accumulated distributions in excess of net investment income	(1,316,013)
Net unrealized depreciation from Portfolio	(35,841,625)
Total	$519,439,405

Class A Shares
Net Assets	$200,339,579
Shares Outstanding	22,380,225
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.95
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.40

Class C Shares
Net Assets	$87,603,776
Shares Outstanding	9,773,866
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.96

Class I Shares
Net Assets	$231,496,050
Shares Outstanding	25,763,166
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.99

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest allocated from Portfolio (net of foreign taxes, $904,871)	$38,009,407
Dividends allocated from Portfolio (net of foreign taxes, $12,683)	71,442
Expenses, excluding interest expense, allocated from Portfolio	(5,094,747)
Interest expense allocated from Portfolio	(847,324)
Total investment income from Portfolio	$32,138,778

Expenses
Distribution and service fees
Class A	$759,857
Class C	1,024,445
Trustees’ fees and expenses	500
Custodian fee	37,864
Transfer and dividend disbursing agent fees	473,628
Legal and accounting services	27,620
Printing and postage	186,013
Registration fees	105,840
Miscellaneous	14,343
Total expenses	$2,630,110
Deduct —
Allocation of expenses to affiliate	$107,842
Total expense reductions	$107,842

Net expenses	$2,522,268

Net investment income	$29,616,510

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $17,020)	$(20,159,355)
Written options	1,191,880
Securities sold short	(1,015,551)
Futures contracts	750,221
Swap contracts	(456,271)
Forward commodity contracts	45,382
Foreign currency and forward foreign currency exchange contract transactions	(7,683,717)
Net realized loss	$(27,327,411)
Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $484,728 and including net decrease of $512,730 from precious metals)	$(26,616,680)
Written options	(614,920)
Securities sold short	(179,532)
Futures contracts	(509,224)
Swap contracts	(3,060,231)
Foreign currency and forward foreign currency exchange contracts	2,923,646
Net change in unrealized appreciation (depreciation)	$(28,056,941)

Net realized and unrealized loss	$(55,384,352)

Net decrease in net assets from operations	$(25,767,842)

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$29,616,510	$30,266,231
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(27,327,411)	(3,056,625)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(28,056,941)	9,912,054
Net increase (decrease) in net assets from operations	$(25,767,842)	$37,121,660
Distributions to shareholders —
From net investment income
Class A	$(2,856,939)	$(11,289,147)
Class C	(1,003,205)	(3,687,596)
Class I	(2,769,354)	(9,722,294)
From net realized gain
Class A	—	(1,304,242)
Class C	—	(487,295)
Class I	—	(1,167,310)
Tax return of capital
Class A	(14,974,219)	(7,808,080)
Class C	(5,527,258)	(2,550,506)
Class I	(16,176,182)	(6,724,374)
Total distributions to shareholders	$(43,307,157)	$(44,740,844)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$86,211,829	$97,912,655
Class C	31,708,435	31,119,256
Class I	165,653,211	148,261,177
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	16,415,025	18,048,485
Class C	5,379,680	5,256,990
Class I	12,765,660	11,240,745
Cost of shares redeemed
Class A	(136,316,539)	(157,644,245)
Class C	(38,954,247)	(33,604,560)
Class I	(161,023,442)	(129,886,076)
Net decrease in net assets from Fund share transactions	$(18,160,388)	$(9,295,573)

Net decrease in net assets	$(87,235,387)	$(16,914,757)

Net Assets
At beginning of year	$606,674,792	$623,589,549
At end of year	$519,439,405	$606,674,792

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(1,316,013)	$(507,337)

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013		2012		2011		2010	2009
Net asset value — Beginning of year	$9.970		$10.020		$10.830		$9.850	$8.280

Income (Loss) From Operations
Net investment income(1)	$0.469		$0.504		$0.470		$0.450	$0.487
Net realized and unrealized gain (loss)	(0.799)		0.190		(0.498)		1.312	1.864

Total income (loss) from operations	$(0.330)		$0.694		$(0.028)		$1.762	$2.351

Less Distributions
From net investment income	$(0.109)		$(0.410)		$(0.527)		$(0.658)	$(0.781)
From net realized gain	—		(0.050)		—		(0.026)	—
Tax return of capital	(0.581)		(0.284)		(0.255)		(0.098)	—

Total distributions	$(0.690)		$(0.744)		$(0.782)		$(0.782)	$(0.781)

Net asset value — End of year	$8.950		$9.970		$10.020		$10.830	$9.850

Total Return(2)	(3.51)%		7.31%		(0.33)%		18.65%	30.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$200,340		$261,862		$307,098		$175,501	$5,291
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.39	%(6)	1.40	%(6)	1.33	%(6)	1.25%	1.25%
Net investment income	4.84%		5.13%		4.48%		4.28%	5.37%
Portfolio Turnover of the Portfolio	27%		24%		16%		17%	26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The administrator subsidized certain operating expenses (equal to 0.02%, 0.01%, 0.07%, 0.36% and 4.25% of average daily net assets for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively).

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.14%, 0.15% and 0.08% for the years ended October 31, 2013, 2012 and 2011, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,						Period Ended October 31, 2010(1)
	2013		2012		2011
Net asset value — Beginning of period	$9.980		$10.030		$10.840		$10.430

Income (Loss) From Operations
Net investment income(2)	$0.400		$0.435		$0.395		$0.073
Net realized and unrealized gain (loss)	(0.799)		0.191		(0.497)		0.510

Total income (loss) from operations	$(0.399)		$0.626		$(0.102)		$0.583

Less Distributions
From net investment income	$(0.099)		$(0.370)		$(0.477)		$(0.128)
From net realized gain	—		(0.050)		—		(0.026)
Tax return of capital	(0.522)		(0.256)		(0.231)		(0.019)

Total distributions	$(0.621)		$(0.676)		$(0.708)		$(0.173)

Net asset value — End of period	$8.960		$9.980		$10.030		$10.840

Total Return(3)	(4.20)%		6.57%		(1.02)%		5.63	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,604		$101,085		$99,260		$34,064
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	2.09	%(8)	2.10	%(8)	2.03	%(8)	1.95	%(9)
Net investment income	4.13%		4.43%		3.77%		2.74	%(9)
Portfolio Turnover of the Portfolio	27%		24%		16%		17	%(10)

(1)	For the period from commencement of operations on August 3, 2010 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.02%, 0.01%, 0.07% and 0.36% of average daily net assets for the years ended October 31, 2013, 2012 and 2011 and for the period from commencement of operations on August 3, 2010 to October 31, 2010, respectively).

(8)	Includes interest and dividend expense, primarily on securities sold short, of 0.14%, 0.15% and 0.08% for the years ended October 31, 2013, 2012 and 2011, respectively.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2010.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,						Period Ended October 31, 2010(1)
	2013		2012		2011
Net asset value — Beginning of period	$10.010		$10.060		$10.870		$10.060

Income (Loss) From Operations
Net investment income(2)	$0.497		$0.535		$0.507		$0.438
Net realized and unrealized gain (loss)	(0.795)		0.191		(0.505)		1.115

Total income (loss) from operations	$(0.298)		$0.726		$0.002		$1.553

Less Distributions
From net investment income	$(0.114)		$(0.429)		$(0.547)		$(0.624)
From net realized gain	—		(0.050)		—		(0.026)
Tax return of capital	(0.608)		(0.297)		(0.265)		(0.093)

Total distributions	$(0.722)		$(0.776)		$(0.812)		$(0.743)

Net asset value — End of period	$8.990		$10.010		$10.060		$10.870

Total Return(3)	(3.17)%		7.64%		(0.03)%		16.13	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$231,496		$243,728		$217,232		$46,791
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.09	%(8)	1.10	%(8)	1.04	%(8)	0.95	%(9)
Net investment income	5.13%		5.43%		4.81%		4.51	%(9)
Portfolio Turnover of the Portfolio	27%		24%		16%		17	%(10)

(1)	For the period from commencement of operations on November 30, 2009 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.02%, 0.01%, 0.07% and 0.36% of average daily net assets for the years ended October 31, 2013, 2012 and 2011 and for the period from commencement of operations on November 30, 2009 to October 31, 2010, respectively).

(8)	Includes interest and dividend expense, primarily on securities sold short, of 0.14%, 0.15% and 0.09% for the years ended October 31, 2013, 2012 and 2011, respectively.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2010.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Prior to March 1, 2013, the Fund declared dividends daily and net investment income, other than class-specific expenses, was allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (92.1% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions (daily distributions prior to March 1, 2013) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares.

13

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Notes to Financial Statements — continued

Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$6,629,498	$24,699,037
Long-term capital gains	—	2,958,847
Tax return of capital	36,677,659	17,082,960

During the year ended October 31, 2013, accumulated net realized loss was decreased by $23,754,484, accumulated distributions in excess of net investment income was decreased by $23,795,688 and paid-in capital was increased by $41,204 due to differences between book and tax accounting, primarily for swap contracts, foreign capital gains taxes, premium amortization, dividend redesignations, accretion of market discount, foreign currency gain (loss), futures contracts, options contracts and the Portfolio’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized depreciation	$(45,034,310)
Other temporary differences	$(57)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, futures contracts, accretion of market discount, wash sales, partnership allocations, foreign currency transactions, tax accounting for straddle transactions, and premium amortization.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator, (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2013, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25%, 1.95% and 0.95% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2014. Pursuant to this agreement, EVM was allocated $107,842 of the Fund’s operating expenses for the year ended October 31, 2013.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $5,746 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $109,346 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $759,857 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $768,334 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $256,111 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $27,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $104,206,609 and $168,999,181, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	8,772,339	9,941,803
Issued to shareholders electing to receive payments of distributions in Fund shares	1,718,695	1,840,583
Redemptions	(14,376,133)	(16,163,479)

Net decrease	(3,885,099)	(4,381,093)

	Year Ended October 31,
Class C	2013	2012

Sales	3,213,734	3,147,746
Issued to shareholders electing to receive payments of distributions in Fund shares	563,516	535,639
Redemptions	(4,131,901)	(3,449,990)

Net increase (decrease)	(354,651)	233,395

15

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2013	2012

Sales	17,004,763	14,947,859
Issued to shareholders electing to receive payments of distributions in Fund shares	1,337,696	1,142,432
Redemptions	(16,933,203)	(13,340,483)

Net increase	1,409,256	2,749,808

16

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Local Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2013

17

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  The Fund paid foreign taxes of $917,554 and recognized foreign source income of $37,415,241.

18

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments

Foreign Government Bonds — 82.8%

Security	Principal Amount		Value

Albania — 0.4%
Republic of Albania, 7.50%, 11/4/15(1)	EUR	1,500	$2,120,635

Total Albania			$2,120,635

Angola — 0.1%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19(1)	USD	270	$293,288

Total Angola			$293,288

Australia — 2.0%
Australia Government Bond, 1.25%, 2/21/22(1)(2)	AUD	1,172	$1,127,784
Australia Government Bond, 5.75%, 7/15/22	AUD	9,216	9,908,555

Total Australia			$11,036,339

Bahrain — 0.0%(3)
Kingdom of Bahrain, 6.125%, 8/1/23(4)	USD	200	$208,500

Total Bahrain			$208,500

Bermuda — 0.4%
Government of Bermuda, 4.854%, 2/6/24(4)	USD	1,265	$1,258,444
Government of Bermuda, 5.603%, 7/20/20(4)	USD	900	972,000

Total Bermuda			$2,230,444

Bosnia and Herzegovina — 0.5%
Bosnia & Herzegovina Government Bond, 2.50%, 8/31/14	BAM	17	$11,405
Bosnia & Herzegovina Government Bond, 2.50%, 9/30/14	BAM	86	59,438
Bosnia & Herzegovina Government Bond, 2.50%, 3/31/15	BAM	76	52,284
Bosnia & Herzegovina Government Bond, 2.50%, 3/31/15	BAM	120	82,167
Republic of Srpska, 1.50%, 6/30/23	BAM	325	152,495
Republic of Srpska, 1.50%, 10/30/23	BAM	194	88,346
Republic of Srpska, 1.50%, 12/15/23	BAM	48	21,779
Republic of Srpska, 1.50%, 5/31/25	BAM	5,337	2,134,037
Republic of Srpska, 1.50%, 6/9/25	BAM	534	213,156
Republic of Srpska, 1.50%, 12/24/25	BAM	480	186,918
Republic of Srpska, 1.50%, 9/25/26	BAM	115	43,150

Total Bosnia and Herzegovina			$3,045,175

Brazil — 3.9%
Brazil Letra do Tesouro Nacional, 0.00%, 1/1/15	BRL	15,471	$6,138,145
Brazil Nota do Tesouro Nacional, 10.00%, 1/1/17	BRL	21,314	9,182,802

Security	Principal Amount		Value

Brazil (continued)
Brazil Nota do Tesouro Nacional, 10.00%, 1/1/21	BRL	16,127	$6,693,505
Republic of Brazil, 10.25%, 1/10/28	BRL	620	278,837

Total Brazil			$22,293,289

Chile — 0.3%
Government of Chile, 6.00%, 3/1/18	CLP	300,000	$616,028
Government of Chile, 6.00%, 1/1/20	CLP	465,000	965,180

Total Chile			$1,581,208

Colombia — 3.9%
Republic of Colombia, 7.75%, 4/14/21	COP	6,301,000	$3,833,176
Republic of Colombia, 9.85%, 6/28/27	COP	5,103,000	3,625,642
Republic of Colombia, 12.00%, 10/22/15	COP	17,691,000	10,662,652
Titulos De Tesoreria B, 8.00%, 10/28/15	COP	727,000	408,835
Titulos De Tesoreria B, 11.25%, 10/24/18	COP	5,461,000	3,529,370

Total Colombia			$22,059,675

Costa Rica — 0.0%(3)
Titulo Propiedad UD, 1.00%, 1/12/22(2)	CRC	59,236	$103,699
Titulo Propiedad UD, 1.63%, 7/13/16(2)	CRC	6,655	13,114

Total Costa Rica			$116,813

Croatia — 0.6%
Croatia Treasury Bill, 0.00%, 2/12/15	EUR	2,657	$3,402,496

Total Croatia			$3,402,496

Fiji — 0.0%(3)
Republic of Fiji, 9.00%, 3/15/16	USD	200	$210,173

Total Fiji			$210,173

Ghana — 0.2%
Ghana Government Bond, 16.90%, 3/7/16	GHS	700	$303,898
Ghana Government Bond, 21.00%, 10/26/15	GHS	600	282,949
Ghana Government Bond, 26.00%, 6/5/17	GHS	529	283,315

Total Ghana			$870,162

Guatemala — 0.2%
Republic of Guatemala, 4.875%, 2/13/28(4)	USD	1,100	$1,047,200

Total Guatemala			$1,047,200

Hungary — 6.3%
Hungary Government Bond, 5.50%, 2/12/16	HUF	1,100,000	$5,224,912
Hungary Government Bond, 6.00%, 11/24/23	HUF	195,000	935,730

19	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Principal Amount		Value

Hungary (continued)
Hungary Government Bond, 6.50%, 6/24/19	HUF	579,100	$2,874,819
Hungary Government Bond, 6.75%, 2/24/17	HUF	1,554,520	7,677,456
Hungary Government Bond, 6.75%, 11/24/17	HUF	1,123,980	5,607,533
Hungary Government Bond, 7.00%, 6/24/22	HUF	435,000	2,213,162
Hungary Government Bond, 7.50%, 11/12/20	HUF	668,800	3,507,395
Hungary Government Bond, 8.00%, 2/12/15	HUF	455,000	2,207,717
National Bank of Hungary, 8.875%, 11/1/13	USD	710	709,946
Republic of Hungary, 3.50%, 7/18/16(1)	EUR	1,362	1,889,014
Republic of Hungary, 4.375%, 7/4/17(1)	EUR	374	520,437
Republic of Hungary, 4.50%, 1/29/14(1)	EUR	1,539	2,116,114

Total Hungary			$35,484,235

Indonesia — 7.9%
Indonesia Government Bond, 6.25%, 4/15/17	IDR	8,055,000	$696,058
Indonesia Government Bond, 7.00%, 5/15/27	IDR	31,377,000	2,603,563
Indonesia Government Bond, 7.375%, 9/15/16	IDR	49,083,000	4,419,538
Indonesia Government Bond, 8.25%, 7/15/21	IDR	4,730,000	439,057
Indonesia Government Bond, 8.25%, 6/15/32	IDR	30,296,000	2,732,577
Indonesia Government Bond, 8.375%, 9/15/26	IDR	14,100,000	1,312,045
Indonesia Government Bond, 9.00%, 9/15/18	IDR	13,080,000	1,249,561
Indonesia Government Bond, 9.50%, 6/15/15	IDR	20,877,000	1,947,555
Indonesia Government Bond, 9.50%, 7/15/23	IDR	35,245,000	3,528,912
Indonesia Government Bond, 9.50%, 7/15/31	IDR	80,773,000	8,123,947
Indonesia Government Bond, 9.50%, 5/15/41	IDR	5,702,000	582,826
Indonesia Government Bond, 10.00%, 7/15/17	IDR	10,200,000	991,169
Indonesia Government Bond, 10.00%, 9/15/24	IDR	22,100,000	2,288,750
Indonesia Government Bond, 10.00%, 2/15/28	IDR	8,560,000	888,235
Indonesia Government Bond, 10.25%, 7/15/27	IDR	22,325,000	2,382,278
Indonesia Government Bond, 10.50%, 8/15/30	IDR	30,978,000	3,373,061
Indonesia Government Bond, 10.50%, 7/15/38	IDR	10,900,000	1,220,133
Indonesia Government Bond, 11.00%, 11/15/20	IDR	14,560,000	1,555,159
Indonesia Government Bond, 11.00%, 9/15/25	IDR	16,440,000	1,815,729
Indonesia Government Bond, 11.50%, 9/15/19	IDR	25,200,000	2,691,394

Total Indonesia			$44,841,547

Jamaica — 0.1%
Jamaica Government International Bond, 8.00%, 6/24/19	USD	100	$98,250
Jamaica Government International Bond, 10.625%, 6/20/17	USD	615	667,275

Total Jamaica			$765,525

Security	Principal Amount		Value

Jordan — 0.2%
Jordan Government Bond, 7.387%, 8/30/14	JOD	800	$1,155,279

Total Jordan			$1,155,279

Kenya — 0.4%
Kenya Treasury Bond, 11.855%, 5/22/17	KES	172,850	$2,037,761

Total Kenya			$2,037,761

Lebanon — 0.1%
Lebanon Treasury Note, 8.38%, 8/28/14	LBP	326,560	$221,844
Lebanon Treasury Note, 9.00%, 7/17/14	LBP	595,920	405,533

Total Lebanon			$627,377

Malaysia — 5.2%
Malaysia Government Bond, 3.502%, 5/31/27	MYR	4,125	$1,254,310
Malaysia Government Bond, 3.741%, 2/27/15	MYR	14,876	4,761,480
Malaysia Government Bond, 3.892%, 3/15/27	MYR	7,541	2,388,728
Malaysia Government Bond, 4.012%, 9/15/17	MYR	10,786	3,504,326
Malaysia Government Bond, 4.16%, 7/15/21	MYR	26,063	8,542,342
Malaysia Government Bond, 4.24%, 2/7/18	MYR	15,775	5,172,328
Malaysia Government Bond, 4.378%, 11/29/19	MYR	3,750	1,242,732
Malaysia Government Bond, 4.392%, 4/15/26	MYR	4,047	1,336,298
Malaysia Government Bond, 4.498%, 4/15/30	MYR	3,480	1,164,006

Total Malaysia			$29,366,550

Mexico — 4.5%
Mexican Bonos, 7.25%, 12/15/16	MXN	20,800	$1,725,811
Mexican Bonos, 7.50%, 6/3/27	MXN	30,480	2,556,958
Mexican Bonos, 7.75%, 12/14/17	MXN	9,500	807,551
Mexican Bonos, 8.00%, 6/11/20	MXN	21,018	1,844,732
Mexican Bonos, 8.50%, 12/13/18	MXN	6,833	602,806
Mexican Bonos, 8.50%, 5/31/29	MXN	39,000	3,473,376
Mexican Bonos, 8.50%, 11/18/38	MXN	36,100	3,142,402
Mexican Bonos, 9.50%, 12/18/14	MXN	10,326	842,776
Mexican Bonos, 10.00%, 12/5/24	MXN	63,550	6,428,432
Mexican Bonos, 10.00%, 11/20/36	MXN	38,390	3,817,779

Total Mexico			$25,242,623

Mongolia — 0.1%
Mongolia Government International Bond, 4.125%, 1/5/18(4)	USD	550	$520,300

Total Mongolia			$520,300

20	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Principal Amount		Value

New Zealand — 1.8%
New Zealand Government Bond, 2.00%, 9/20/25(2)	NZD	4,048	$3,193,354
New Zealand Government Bond, 5.00%, 3/15/19	NZD	1,570	1,353,475
New Zealand Government Bond, 5.50%, 4/15/23	NZD	447	396,070
New Zealand Government Bond, 6.00%, 12/15/17	NZD	5,960	5,324,623

Total New Zealand			$10,267,522

Nigeria — 0.3%
Nigeria Treasury Bond, 16.00%, 6/29/19	NGN	251,000	$1,818,327

Total Nigeria			$1,818,327

Paraguay — 0.1%
Republic of Paraguay, 4.625%, 1/25/23(4)	USD	458	$437,390

Total Paraguay			$437,390

Peru — 1.8%
Republic of Peru, 6.90%, 8/12/37(1)	PEN	4,730	$1,849,048
Republic of Peru, 6.90%, 8/12/37(4)	PEN	2,700	1,055,482
Republic of Peru, 6.95%, 8/12/31	PEN	2,000	779,084
Republic of Peru, 7.84%, 8/12/20(1)	PEN	4,365	1,835,220
Republic of Peru, 7.84%, 8/12/20(4)	PEN	1,782	749,224
Republic of Peru, 8.20%, 8/12/26	PEN	5,775	2,586,171
Republic of Peru, 8.60%, 8/12/17	PEN	1,552	642,700
Republic of Peru, 9.91%, 5/5/15	PEN	1,760	691,243

Total Peru			$10,188,172

Philippines — 2.2%
Republic of the Philippines, 4.95%, 1/15/21	PHP	139,000	$3,570,701
Republic of the Philippines, 5.00%, 8/18/18	PHP	119,690	3,053,139
Republic of the Philippines, 6.25%, 1/27/14	PHP	70,540	1,654,832
Republic of the Philippines, 6.25%, 1/14/36	PHP	124,000	3,271,465
Republic of the Philippines, 9.125%, 9/4/16	PHP	29,510	816,194

Total Philippines			$12,366,331

Poland — 0.7%
Poland Government Bond, 5.25%, 10/25/17	PLN	3,575	$1,243,529
Poland Government Bond, 5.75%, 9/23/22	PLN	5,420	1,971,180
Poland Government Bond, 6.25%, 10/24/15	PLN	2,900	1,002,641

Total Poland			$4,217,350

Romania — 3.3%
Romania Government Bond, 4.875%, 11/7/19(1)	EUR	1,315	$1,892,745
Romania Government Bond, 5.25%, 6/17/16(1)	EUR	139	202,186
Romania Government Bond, 5.75%, 1/27/16	RON	11,720	3,752,395

Security	Principal Amount		Value

Romania (continued)
Romania Government Bond, 5.80%, 10/26/15	RON	12,560	$4,018,531
Romania Government Bond, 5.85%, 7/28/14	RON	2,530	791,321
Romania Government Bond, 5.90%, 7/26/17	RON	18,420	5,997,896
Romania Government Bond, 6.00%, 4/30/15	RON	1,510	481,520
Romania Government Bond, 6.00%, 4/30/16	RON	3,000	967,462
Romania Government Bond, 6.25%, 10/25/14	RON	560	176,865
Romania Government Bond, 11.00%, 3/5/14	RON	490	154,187

Total Romania			$18,435,108

Russia — 9.0%
Russia Foreign Bond, 7.85%, 3/10/18(1)	RUB	250,000	$8,126,564
Russia Foreign Bond, 7.85%, 3/10/18(4)	RUB	630,000	20,478,941
Russia Government Bond, 7.00%, 6/3/15	RUB	242,513	7,681,289
Russia Government Bond, 7.35%, 1/20/16	RUB	68,000	2,171,342
Russia Government Bond, 7.40%, 6/14/17	RUB	103,974	3,339,280
Russia Government Bond, 7.60%, 4/14/21	RUB	150,035	4,865,381
Russia Government Bond, 8.15%, 2/3/27	RUB	130,080	4,311,562

Total Russia			$50,974,359

Rwanda — 0.2%
Republic of Rwanda, 6.625%, 5/2/23(4)	USD	1,174	$1,088,885

Total Rwanda			$1,088,885

Serbia — 3.1%
Republic of Serbia, 7.25%, 9/28/21(1)	USD	1,067	$1,113,681
Serbia Treasury Bill, 0.00%, 11/8/13	RSD	202,000	2,400,512
Serbia Treasury Bill, 0.00%, 12/12/13	RSD	673,400	7,931,335
Serbia Treasury Bill, 0.00%, 1/30/14	RSD	76,900	893,751
Serbia Treasury Bill, 0.00%, 3/13/14	RSD	23,880	274,284
Serbia Treasury Bill, 0.00%, 5/29/14	RSD	168,680	1,894,466
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	46,780	546,180
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	109,590	1,278,083
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	96,150	1,096,279

Total Serbia			$17,428,571

Slovenia — 1.2%
Republic of Slovenia, 4.125%, 1/26/20(1)	EUR	826	$1,037,040
Republic of Slovenia, 4.375%, 1/18/21(1)	EUR	1,602	2,001,323
Republic of Slovenia, 5.85%, 5/10/23(4)	USD	3,739	3,664,220

Total Slovenia			$6,702,583

South Africa — 6.6%
Republic of South Africa, 6.25%, 3/31/36	ZAR	64,175	$4,801,003
Republic of South Africa, 6.75%, 3/31/21	ZAR	45,745	4,411,320

21	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Principal Amount		Value

South Africa (continued)
Republic of South Africa, 7.00%, 2/28/31	ZAR	70,285	$5,981,879
Republic of South Africa, 7.75%, 2/28/23	ZAR	41,488	4,177,535
Republic of South Africa, 8.25%, 9/15/17	ZAR	19,430	2,047,056
Republic of South Africa, 8.75%, 12/21/14	ZAR	29,990	3,113,176
Republic of South Africa, 10.50%, 12/21/26	ZAR	30,356	3,634,583
Republic of South Africa, 13.50%, 9/15/15	ZAR	81,005	9,141,544

Total South Africa			$37,308,096

Sri Lanka — 1.4%
Republic of Sri Lanka, 5.875%, 7/25/22(1)	USD	1,000	$981,250
Republic of Sri Lanka, 5.875%, 7/25/22(4)	USD	1,140	1,118,625
Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	390	399,263
Republic of Sri Lanka, 6.25%, 10/4/20(4)	USD	950	972,562
Republic of Sri Lanka, 6.25%, 7/27/21(1)	USD	500	507,500
Republic of Sri Lanka, 7.40%, 1/22/15(4)	USD	100	104,875
Sri Lanka Government Bond, 7.00%, 3/1/14	LKR	49,400	374,323
Sri Lanka Government Bond, 7.50%, 8/15/18	LKR	72,400	483,250
Sri Lanka Government Bond, 8.50%, 2/1/18	LKR	235,540	1,644,413
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	26,130	177,190
Sri Lanka Government Bond, 11.75%, 4/1/14	LKR	162,870	1,254,766

Total Sri Lanka			$8,018,017

Tanzania — 0.1%
United Republic of Tanzania, 6.392%, 3/9/20(1)(5)	USD	400	$420,000

Total Tanzania			$420,000

Thailand — 4.8%
Kingdom of Thailand, 3.125%, 12/11/15	THB	120,041	$3,879,717
Kingdom of Thailand, 3.25%, 6/16/17	THB	134,760	4,346,983
Kingdom of Thailand, 3.85%, 12/12/25	THB	62,668	1,980,460
Kingdom of Thailand, 3.875%, 6/13/19	THB	44,600	1,464,041
Kingdom of Thailand, 4.50%, 4/9/24	THB	61,371	2,068,563
Kingdom of Thailand, 4.75%, 12/20/24	THB	30,000	1,031,499
Kingdom of Thailand, 5.25%, 5/12/14	THB	275,409	8,970,060
Kingdom of Thailand, 5.67%, 3/13/28	THB	92,500	3,422,687

Total Thailand			$27,164,010

Turkey — 8.2%
Hazine Mustesarligi Varlik Kiralama AS, 4.557%, 10/10/18(4)	USD	514	$526,696
Turkey Government Bond, 0.00%, 4/9/14	TRY	1,374	669,227
Turkey Government Bond, 4.00%, 4/1/20(2)	TRY	11,735	6,563,322
Turkey Government Bond, 9.00%, 1/27/16	TRY	5,100	2,623,770
Turkey Government Bond, 9.00%, 3/8/17	TRY	13,255	6,842,468

Security	Principal Amount		Value

Turkey (continued)
Turkey Government Bond, 9.50%, 1/12/22	TRY	6,899	$3,646,240
Turkey Government Bond, 10.00%, 6/17/15	TRY	23,800	12,345,598
Turkey Government Bond, 10.50%, 1/15/20	TRY	23,798	13,125,529

Total Turkey			$46,342,850

Uruguay — 0.3%
Monetary Regulation Bill, 0.00%, 2/27/14(2)	UYU	2,159	$99,000
Monetary Regulation Bill, 0.00%, 3/26/15(2)	UYU	5,960	259,093
Monetary Regulation Bill, 0.00%, 7/2/15(2)	UYU	20,320	872,778
Uruguay Notas Del Tesoro, 10.25%, 8/22/15	UYU	8,206	361,646

Total Uruguay			$1,592,517

Venezuela — 0.4%
Bolivarian Republic of Venezuela, 8.50%, 10/8/14	USD	2,145	$2,126,767

Total Venezuela			$2,126,767

Total Foreign Government Bonds (identified cost $502,706,682)			$467,453,449

Common Stocks — 0.2%

Security		Shares	Value

Germany — 0.1%
Deutsche EuroShop AG		6,783	$301,548
Deutsche Wohnen AG		16,654	313,209
GSW Immobilien AG		6,804	316,406

Total Germany			$931,163

Luxembourg — 0.1%
GAGFAH SA(6)		22,586	$320,152

Total Luxembourg			$320,152

Total Common Stocks (identified cost $928,148)			$1,251,315

Precious Metals — 1.2%

Description		Troy Ounces	Value
Platinum(6)		4,784	$6,936,091

Total Precious Metals (identified cost $8,395,923)			$6,936,091

22	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Currency Call Options Purchased — 0.0%(3)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Colombian Peso	Citibank NA	COP 3,390,172	COP 1,757.00	2/18/14	$1,965
Colombian Peso	Citibank NA	COP 3,260,210	COP 1,757.00	2/18/14	1,890
Colombian Peso	Citibank NA	COP 2,931,987	COP 1,757.00	2/18/14	1,700
Colombian Peso	Citibank NA	COP 2,184,500	COP 1,757.00	2/18/14	1,266
Colombian Peso	Citibank NA	COP 1,346,297	COP 1,757.00	2/18/14	781
Colombian Peso	JPMorgan Chase Bank	COP 1,292,350	COP 1,757.00	2/18/14	749
Colombian Peso	JPMorgan Chase Bank	COP 1,105,529	COP 1,757.00	2/18/14	641
Colombian Peso	JPMorgan Chase Bank	COP 797,200	COP 1,757.00	2/18/14	462
Indian Rupee	Deutsche Bank	INR 140,619	INR 57.00	6/16/14	3,133
Indian Rupee	Goldman Sachs International	INR 141,646	INR 56.50	6/9/14	2,522
Indian Rupee	Goldman Sachs International	INR 182,074	INR 59.00	7/1/14	9,813
Indian Rupee	JPMorgan Chase Bank	INR 141,024	INR 56.50	6/9/14	2,511
Indian Rupee	JPMorgan Chase Bank	INR 124,602	INR 57.00	6/16/14	2,776
Indian Rupee	JPMorgan Chase Bank	INR 211,188	INR 58.00	6/19/14	7,231
Indian Rupee	JPMorgan Chase Bank	INR 173,401	INR 59.00	7/1/14	9,346

Total Currency Call Options Purchased (identified cost $443,347)					$46,786

Currency Put Options Purchased — 0.0%(3)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value
British Pound Sterling	Bank of America	GBP 9,107	GBP 1.35	3/13/14	$2,249
British Pound Sterling	Citibank NA	GBP 6,711	GBP 1.40	3/13/14	3,874
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP 4,336	GBP 1.35	3/13/14	1,071
Yuan Renminbi	Goldman Sachs International	CNY 9,463	CNY 6.35	10/7/14	5,824

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Yuan Renminbi	JPMorgan Chase Bank	CNY 8,777	CNY 6.35	10/7/14	$5,402
Yuan Renminbi	Standard Chartered Bank	CNY 17,950	CNY 6.25	4/7/14	3,614
Yuan Renminbi Offshore	Goldman Sachs International	CNH 17,950	CNH 6.25	4/4/14	3,857
Yuan Renminbi Offshore	Standard Chartered Bank	CNH 18,240	CNH 6.35	10/6/14	11,359

Total Currency Put Options Purchased (identified cost $400,523)					$37,250

Short-Term Investments — 16.8%

Foreign Government Securities — 9.8%

Security	Principal Amount (000’s omitted)		Value

Kenya — 2.1%
Kenya Treasury Bill, 0.00%, 4/14/14	KES	81,700	$915,517
Kenya Treasury Bill, 0.00%, 4/21/14	KES	319,800	3,576,153
Kenya Treasury Bill, 0.00%, 6/9/14	KES	210,000	2,316,137
Kenya Treasury Bill, 0.00%, 6/16/14	KES	177,000	1,948,321
Kenya Treasury Bill, 0.00%, 8/18/14	KES	69,000	746,108
Kenya Treasury Bill, 0.00%, 10/20/14	KES	206,800	2,196,556

Total Kenya			$11,698,792

Lebanon — 0.5%
Lebanon Treasury Bill, 0.00%, 11/7/13	LBP	207,340	$137,505
Lebanon Treasury Bill, 0.00%, 11/21/13	LBP	625,790	414,298
Lebanon Treasury Bill, 0.00%, 12/5/13	LBP	598,080	395,252
Lebanon Treasury Bill, 0.00%, 1/2/14	LBP	531,550	350,025
Lebanon Treasury Bill, 0.00%, 1/16/14	LBP	1,117,670	734,602
Lebanon Treasury Bill, 0.00%, 4/10/14	LBP	355,850	231,106
Lebanon Treasury Bill, 0.00%, 4/17/14	LBP	351,630	228,146
Lebanon Treasury Bill, 0.00%, 7/10/14	LBP	260,830	167,163
Lebanon Treasury Bill, 0.00%, 7/24/14	LBP	355,260	227,178

Total Lebanon			$2,885,275

Nigeria — 2.8%
Nigeria Treasury Bill, 0.00%, 11/7/13	NGN	48,100	$302,639
Nigeria Treasury Bill, 0.00%, 11/14/13	NGN	149,765	939,368

23	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Nigeria (continued)
Nigeria Treasury Bill, 0.00%, 11/28/13	NGN	53,371	$333,426
Nigeria Treasury Bill, 0.00%, 12/12/13	NGN	192,928	1,199,447
Nigeria Treasury Bill, 0.00%, 12/19/13	NGN	92,800	575,395
Nigeria Treasury Bill, 0.00%, 1/2/14	NGN	75,600	466,089
Nigeria Treasury Bill, 0.00%, 1/9/14	NGN	1,104,240	6,800,230
Nigeria Treasury Bill, 0.00%, 3/6/14	NGN	479,183	2,897,664
Nigeria Treasury Bill, 0.00%, 6/5/14	NGN	441,988	2,592,442

Total Nigeria			$16,106,700

Philippines — 0.7%
Philippine Treasury Bill, 0.00%, 11/6/13	PHP	64,820	$1,500,108
Philippine Treasury Bill, 0.00%, 1/2/14	PHP	43,420	1,004,699
Philippine Treasury Bill, 0.00%, 1/8/14	PHP	32,600	754,314
Philippine Treasury Bill, 0.00%, 2/5/14	PHP	20,560	475,702

Total Philippines			$3,734,823

Romania — 0.4%
Romania Treasury Bill, 0.00%, 1/15/14	RON	6,900	$2,098,839

Total Romania			$2,098,839

Serbia — 0.5%
Serbia Treasury Bill, 0.00%, 2/20/14	RSD	129,310	$1,494,081
Serbia Treasury Bill, 0.00%, 4/3/14	RSD	121,360	1,385,577

Total Serbia			$2,879,658

Singapore — 0.1%
Singapore Treasury Bill, 0.00%, 3/21/14	SGD	400	$321,740

Total Singapore			$321,740

Sri Lanka — 2.2%
Sri Lanka Treasury Bill, 0.00%, 11/1/13	LKR	185,450	$1,416,462
Sri Lanka Treasury Bill, 0.00%, 12/20/13	LKR	240,170	1,816,302
Sri Lanka Treasury Bill, 0.00%, 2/28/14	LKR	623,900	4,639,684
Sri Lanka Treasury Bill, 0.00%, 3/7/14	LKR	169,860	1,260,868
Sri Lanka Treasury Bill, 0.00%, 3/28/14	LKR	151,860	1,121,046
Sri Lanka Treasury Bill, 0.00%, 4/11/14	LKR	52,140	383,507
Sri Lanka Treasury Bill, 0.00%, 6/27/14	LKR	26,640	191,913
Sri Lanka Treasury Bill, 0.00%, 10/3/14	LKR	63,570	445,811
Sri Lanka Treasury Bill, 0.00%, 10/31/14	LKR	202,990	1,414,463

Total Sri Lanka			$12,690,056

Security	Principal Amount (000’s omitted)		Value

Uruguay — 0.2%
Monetary Regulation Bill, 0.00%, 4/16/14(2)	UYU	18,163	$827,139
Monetary Regulation Bill, 0.00%, 5/16/14(2)	UYU	11,864	537,862

Total Uruguay			$1,365,001

Zambia — 0.3%
Zambia Treasury Bill, 0.00%, 7/28/14	ZMW	1,975	$329,145
Zambia Treasury Bill, 0.00%, 8/11/14	ZMW	1,500	248,132
Zambia Treasury Bill, 0.00%, 8/25/14	ZMW	2,100	345,237
Zambia Treasury Bill, 0.00%, 9/8/14	ZMW	290	47,431
Zambia Treasury Bill, 0.00%, 9/22/14	ZMW	2,800	454,507

Total Zambia			$1,424,452

Total Foreign Government Securities (identified cost $55,607,158)			$55,205,336

U.S. Treasury Obligations — 1.4%

Security	Principal Amount (000’s omitted)		Value

U.S. Treasury Bill, 0.00%, 12/19/13(7)		$7,900	$7,899,668

Total U.S. Treasury Obligations (identified cost $7,899,884)			$7,899,668

Repurchase Agreements — 5.1%

Description	Principal Amount (000’s omitted)		Value
Bank of America:
Dated 10/9/13 with a maturity date of 11/13/13, an interest rate of 0.07% payable by the Portfolio and repurchase proceeds of EUR 6,117,268, collateralized by EUR 5,450,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $8,348,901.	EUR	6,118	$8,306,201
Dated 10/17/13 with a maturity date of 11/21/13, an interest rate of 0.42% payable by the Portfolio and repurchase proceeds of EUR 803,844, collateralized by EUR 700,000 European Investment Bank 3.625%, due 1/15/21 and a market value, including accrued interest, of $1,106,719.	EUR	804	1,091,800
Dated 10/17/13 with a maturity date of 11/21/13, an interest rate of 0.42% payable by the Portfolio and repurchase proceeds of EUR 1,086,370, collateralized by EUR 900,000 European Investment Bank 4.625%, due 4/15/20 and a market value, including accrued interest, of $1,495,893.	EUR	1,087	1,475,534

24	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Description	Principal Amount (000’s omitted)		Value

Bank of America: (continued)
Dated 10/17/13 with a maturity date of 11/21/13, an interest rate of 0.42% payable by the Portfolio and repurchase proceeds of EUR 1,151,097, collateralized by EUR 980,000 European Investment Bank 4.25%, due 4/15/19 and a market value, including accrued interest, of $1,579,335.	EUR	1,152	$1,563,448
Dated 10/23/13 with a maturity date of 12/5/13, an interest rate of 0.45% payable by the Portfolio and repurchase proceeds of USD 706,852, collateralized by USD 730,000 Dominican Republic International Bond 5.875%, due 4/18/24 and a market value, including accrued interest, of $723,154.	USD	707	707,188
Barclays Bank PLC:
Dated 10/11/13 with a maturity date of 11/15/13, an interest rate of 0.00% and repurchase proceeds of USD 499,950, collateralized by USD 440,000 Qatar Government International Bond 5.25%, due 1/20/20 and a market value, including accrued interest, of $506,981.	USD	500	499,950
Dated 10/11/13 with a maturity date of 11/15/13, an interest rate of 0.10% payable by the Portfolio and repurchase proceeds of USD 1,226,752, collateralized by USD 1,273,000 SoQ Sukuk A Q.S.C. 3.241%, due 1/18/23 and a market value, including accrued interest, of $1,254,634.	USD	1,227	1,226,854
Dated 10/11/13 with a maturity date of 11/15/13, an interest rate of 0.15% payable by the Portfolio and repurchase proceeds of USD 667,717, collateralized by USD 560,000 Qatar Government International Bond 6.55%, due 4/9/19 and a market value, including accrued interest, of $677,042.	USD	668	667,800
Dated 10/15/13 with a maturity date of 11/18/13, an interest rate of 0.35% payable by the Portfolio and repurchase proceeds of USD 818,753, collateralized by USD 720,000 Dominican Republic International Bond 8.625%, due 4/20/27 and a market value, including accrued interest, of $814,778.	USD	819	819,000
Dated 10/25/13 with a maturity date of 11/27/13, an interest rate of 0.08% payable by the Portfolio and repurchase proceeds of EUR 1,653,232, collateralized by EUR 1,468,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $2,273,231.	EUR	1,653	2,244,814

Description	Principal Amount (000’s omitted)		Value

Barclays Bank PLC: (continued)
Dated 10/25/13 with a maturity date of 11/27/13, an interest rate of 0.15% payable by the Portfolio and repurchase proceeds of USD 395,335, collateralized by USD 405,000 Dominican Republic International Bond 5.875%, due 4/18/24 and a market value, including accrued interest, of $401,202.	USD	395	$395,381
Dated 10/30/13 with a maturity date of 12/5/13, an interest rate of 0.20% payable by the Portfolio and repurchase proceeds of USD 196,466, collateralized by USD 200,000 SoQ Sukuk A Q.S.C. 3.241%, due 1/18/23 and a market value, including accrued interest, of $197,114.	USD	197	196,500
Nomura International PLC:
Dated 10/2/13 with a maturity date of 11/6/13, an interest rate of 0.04% payable by the Portfolio and repurchase proceeds of EUR 959,615, collateralized by EUR 820,000 Government of France 3.75%, due 10/25/19 and a market value, including accrued interest, of $1,275,627.	EUR	960	1,302,960
Dated 10/2/13 with a maturity date of 11/6/13, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of USD 366,627, collateralized by USD 340,000 Qatar Government International Bond 4.50%, due 1/20/22 and a market value, including accrued interest, of $373,193.	USD	367	366,780
Dated 10/8/13 with a maturity date of 11/11/13, an interest rate of 0.01% payable by the Portfolio and repurchase proceeds of EUR 3,525,562, collateralized by EUR 3,150,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $4,857,797.	EUR	3,526	4,786,870
Dated 10/11/13 with a maturity date of 11/18/13, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of USD 838,346, collateralized by USD 703,000 Qatar Government International Bond 6.55%, due 4/9/19 and a market value, including accrued interest, of $849,929.	USD	839	838,731
Dated 10/23/13 with a maturity date of 12/9/13, an interest rate of 0.00% and repurchase proceeds of EUR 1,509,292, collateralized by EUR 1,500,000 Bundesrepublik Deutschland 0.50%, due 4/7/17 and a market value, including accrued interest, of $2,055,247.	EUR	1,509	2,049,240

Total Repurchase Agreements (identified cost $28,604,347)			$28,539,051

25	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Other — 0.5%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(8)	$2,728	$2,727,888

Total Other (identified cost $2,727,888)		$2,727,888

Total Short-Term Investments (identified cost $94,839,277)		$94,371,943

Total Investments — 101.0% (identified cost $607,713,900)		$570,096,834

Currency Put Options Written — (0.1)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Indian Rupee	Deutsche Bank	INR 135,206	INR 67.00	6/16/14	$(56,474)
Indian Rupee	Goldman Sachs International	INR 128,960	INR 65.00	6/9/14	(74,811)
Indian Rupee	Goldman Sachs International	INR 222,192	INR 72.00	7/1/14	(45,586)
Indian Rupee	JPMorgan Chase Bank	INR 131,235	INR 65.00	6/9/14	(76,130)
Indian Rupee	JPMorgan Chase Bank	INR 114,168	INR 67.00	6/16/14	(47,686)
Indian Rupee	JPMorgan Chase Bank	INR 254,882	INR 70.00	6/19/14	(66,000)
Indian Rupee	JPMorgan Chase Bank	INR 211,608	INR 72.00	7/1/14	(43,415)

Total Currency Put Options Written (premiums received $324,746)					$(410,102)

Other Assets, Less Liabilities — (0.9)%					$(4,823,509)

Net Assets — 100.0%					$564,863,223

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

AUD	–	Australian Dollar
BAM	–	Bosnia-Herzegovina Convertible Mark
BRL	–	Brazilian Real
CLP	–	Chilean Peso
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso

CRC	–	Costa Rican Colon
EUR	–	Euro
GBP	–	British Pound Sterling
GHS	–	Ghanaian Cedi
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
JOD	–	Jordanian Dinar
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
PEN	–	Peruvian New Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
USD	–	United States Dollar
UYU	–	Uruguayan Peso
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2013, the aggregate value of these securities is $28,433,092 or 5.0% of the Portfolio’s net assets.

(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)	Amount is less than 0.05%.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $34,203,344 or 6.1% of the Portfolio’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(6)	Non-income producing.

(7)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(8)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

26	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Securities Sold Short — (4.9)%

Foreign Government Bonds — (4.9)%

Security	Principal Amount (000’s omitted)		Value

Belgium — (0.9)%
Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(3,150)	$(4,842,857)

Total Belgium			$(4,842,857)

Dominican Republic — (0.3)%
Dominican Republic International Bond, 5.875%, 4/18/24	USD	(405)	$(400,343)
Dominican Republic International Bond, 5.875%, 4/18/24	USD	(730)	(721,605)
Dominican Republic International Bond, 8.625%, 4/20/27	USD	(720)	(812,880)

Total Dominican Republic			$(1,934,828)

France — (1.9)%
Government of France, 3.75%, 4/25/17	EUR	(5,450)	$(8,204,455)
Government of France, 3.75%, 10/25/19	EUR	(820)	(1,274,826)
Government of France, 4.00%, 10/25/38	EUR	(969)	(1,499,509)

Total France			$(10,978,790)

Germany — (0.4)%
Bundesrepublik Deutschland, 0.50%, 4/7/17	EUR	(1,500)	$(2,049,444)

Total Germany			$(2,049,444)

Qatar — (0.7)%
Qatar Government International Bond, 4.50%, 1/20/22	USD	(340)	$(368,900)
Qatar Government International Bond, 5.25%, 1/20/20	USD	(440)	(500,500)
Qatar Government International Bond, 6.55%, 4/9/19	USD	(1,263)	(1,521,915)
SoQ Sukuk A Q.S.C., 3.241%, 1/18/23	USD	(1,473)	(1,438,090)

Total Qatar			$(3,829,405)

Supranational — (0.7)%
European Investment Bank, 3.625%, 1/15/21	EUR	(700)	$(1,079,346)
European Investment Bank, 4.25%, 4/15/19	EUR	(980)	(1,548,348)
European Investment Bank, 4.625%, 4/15/20	EUR	(900)	(1,464,925)

Total Supranational			$(4,092,619)

Total Foreign Government Bonds (proceeds $26,264,805)			$(27,727,943)

Total Securities Sold Short (proceeds $26,264,805)			$(27,727,943)

EUR	–	Euro
USD	–	United States Dollar

27	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2013
Investments —
Securities of unaffiliated issuers, at value (identified cost, $596,590,089)	$560,432,855
Affiliated investment, at value (identified cost, $2,727,888)	2,727,888
Precious metals, at value (identified cost, $8,395,923)	6,936,091
Total Investments, at value (identified cost, $607,713,900)	$570,096,834
Cash	$1,728,878
Restricted cash*	431,388
Foreign currency, at value (identified cost, $4,587,895)	4,552,744
Interest and dividends receivable	8,828,563
Interest receivable from affiliated investment	863
Receivable for investments sold	331,051
Receivable for open forward foreign currency exchange contracts	4,866,210
Receivable for open swap contracts	9,402,109
Premium receivable on open swap contracts	9,248
Premium paid on open swap contracts	5,657,841
Tax reclaims receivable	6,755
Total assets	$605,912,484

Liabilities
Written options outstanding, at value (premiums received, $324,746)	$410,102
Payable for investments purchased	2,259,371
Payable for variation margin on open centrally cleared swap contracts	31,352
Payable for variation margin on open futures contracts	31,777
Payable for open forward foreign currency exchange contracts	3,989,149
Payable for open swap contracts	3,697,778
Premium payable on open swap contracts	49,547
Premium received on open swap contracts	1,401,294
Payable for securities sold short, at value (proceeds, $26,264,805)	27,727,943
Payable to affiliates:
Investment adviser fee	322,493
Trustees’ fees	2,312
Interest payable	284,405
Accrued foreign capital gains taxes	542,389
Accrued expenses	299,349
Total liabilities	$41,049,261
Net Assets applicable to investors’ interest in Portfolio	$564,863,223

Sources of Net Assets
Investors’ capital	$599,105,934
Net unrealized depreciation	(34,242,711)
Total	$564,863,223

*	Represents restricted cash on deposit at the broker for open centrally cleared swap contracts.

28	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest (net of foreign taxes, $1,085,370)	$45,517,630
Dividends (net of foreign taxes, $15,042)	84,187
Interest allocated from affiliated investment	31,765
Expenses allocated from affiliated investment	(3,819)
Total investment income	$45,629,763

Expenses
Investment adviser fee	$4,773,677
Trustees’ fees and expenses	29,428
Custodian fee	1,117,615
Legal and accounting services	123,950
Interest expense and fees	52,104
Interest expense on securities sold short	957,053
Miscellaneous	48,461
Total expenses	$7,102,288
Deduct —
Reduction of custodian fee	$937
Total expense reductions	$937

Net expenses	$7,101,351

Net investment income	$38,528,412

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $19,501)	$(21,216,967)
Investment transactions allocated from affiliated investment	866
Written options	1,265,288
Securities sold short	(1,173,233)
Futures contracts	873,693
Swap contracts	(717,765)
Forward commodity contracts	58,391
Foreign currency and forward foreign currency exchange contract transactions	(8,759,388)
Net realized loss	$(29,669,115)
Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $542,389 and including net decrease of $572,825 from precious metals)	$(33,440,761)
Written options	(725,537)
Securities sold short	25,353
Futures contracts	(527,387)
Swap contracts	(3,470,000)
Foreign currency and forward foreign currency exchange contracts	3,641,199
Net change in unrealized appreciation (depreciation)	$(34,497,133)

Net realized and unrealized loss	$(64,166,248)

Net decrease in net assets from operations	$(25,637,836)

29	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$38,528,412	$42,190,632
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(29,669,115)	(1,666,412)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(34,497,133)	12,081,830
Net increase (decrease) in net assets from operations	$(25,637,836)	$52,606,050
Capital transactions —
Contributions	$116,668,048	$100,744,364
Withdrawals	(301,259,865)	(181,643,952)
Net decrease in net assets from capital transactions	$(184,591,817)	$(80,899,588)

Net decrease in net assets	$(210,229,653)	$(28,293,538)

Net Assets
At beginning of year	$775,092,876	$803,386,414
At end of year	$564,863,223	$775,092,876

30	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013		2012		2011		2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.97	%(2)	0.97	%(2)	0.92	%(2)	0.93%	0.91%
Net investment income	5.25%		5.53%		4.90%		5.30%	5.70%
Portfolio Turnover	27%		24%		16%		17%	26%

Total Return	(3.10)%		7.78%		0.13%		19.03%	30.48%

Net assets, end of year (000’s omitted)	$564,863		$775,093		$803,386		$400,648	$116,040

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes interest and dividend expenses, primarily on securities sold short, of 0.14%, 0.15% and 0.08% for the years ended October 31, 2013, 2012 and 2011, respectively.

31	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund), Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 92.1%, 3.8%, 2.8%, and 1.2%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EMLIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2013 were $21,536,299 or 3.8% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

32

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes an the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

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Notes to Consolidated Financial Statements — continued

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the

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Notes to Consolidated Financial Statements — continued

event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk in minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

R  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

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Notes to Consolidated Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.650% of its respective average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $4,773,677 or 0.65% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and securities sold short, aggregated $155,086,565 and $232,653,233, respectively, for the year ended October 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$617,210,272

Gross unrealized appreciation	$16,052,770
Gross unrealized depreciation	(63,166,208)

Net unrealized depreciation	$(47,113,438)

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency and securities sold short at October 31, 2013 on a federal income tax basis was $1,073,839.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2013 is included in the Portfolio of investments.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/1/13	Japanese Yen 166,647,000	United States Dollar 1,698,192	Standard Chartered Bank	$3,420	$—	$3,420
11/1/13	Russian Ruble 345,373,000	United States Dollar 10,779,634	HSBC Bank USA	10,537	—	10,537

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/1/13	Russian Ruble 262,210,285	United States Dollar 8,039,019	HSBC Bank USA	$—	$(136,976)	$(136,976)
11/1/13	Russian Ruble 83,162,715	United States Dollar 2,549,072	Standard Chartered Bank	—	(44,029)	(44,029)
11/1/13	United States Dollar 8,183,995	Russian Ruble 262,210,285	HSBC Bank USA	—	(8,000)	(8,000)
11/1/13	United States Dollar 10,799,656	Russian Ruble 345,373,000	HSBC Bank USA	—	(30,560)	(30,560)
11/1/13	United States Dollar 69,063	Japanese Yen 6,786,000	Nomura International PLC	—	(50)	(50)
11/1/13	United States Dollar 1,626,943	Japanese Yen 159,861,000	Nomura International PLC	—	(1,183)	(1,183)
11/1/13	United States Dollar 2,595,639	Russian Ruble 83,162,715	Standard Chartered Bank	—	(2,537)	(2,537)
11/4/13	Brazilian Real 2,243,000	United States Dollar 1,018,342	BNP Paribas	17,092	—	17,092
11/4/13	Brazilian Real 6,730,000	United States Dollar 2,955,108	BNP Paribas	—	(49,088)	(49,088)
11/4/13	Brazilian Real 3,350,713	United States Dollar 1,400,800	BNP Paribas	—	(94,921)	(94,921)
11/4/13	Brazilian Real 5,542,000	United States Dollar 2,516,117	Citibank NA	42,231	—	42,231
11/4/13	Brazilian Real 2,191,287	United States Dollar 946,212	Goldman Sachs International	—	(31,954)	(31,954)
11/4/13	Brazilian Real 4,487,000	United States Dollar 2,037,138	Morgan Stanley & Co. International PLC	34,192	—	34,192
11/4/13	United States Dollar 1,521,254	Brazilian Real 3,350,713	BNP Paribas	—	(25,533)	(25,533)
11/4/13	United States Dollar 1,028,427	Brazilian Real 2,243,000	BNP Paribas	—	(27,177)	(27,177)
11/4/13	United States Dollar 3,055,480	Brazilian Real 6,730,000	BNP Paribas	—	(51,284)	(51,284)
11/4/13	United States Dollar 2,405,278	Brazilian Real 5,542,000	Citibank NA	68,609	—	68,609
11/4/13	United States Dollar 994,864	Brazilian Real 2,191,287	Goldman Sachs International	—	(16,698)	(16,698)
11/4/13	United States Dollar 2,057,785	Brazilian Real 4,487,000	Morgan Stanley & Co. International PLC	—	(54,839)	(54,839)
11/5/13	Euro 5,572,000	United States Dollar 7,584,049	Goldman Sachs International	18,653	—	18,653
11/5/13	Indian Rupee 97,540,000	United States Dollar 1,589,635	Citibank NA	2,457	—	2,457
11/5/13	Indian Rupee 90,254,866	United States Dollar 1,304,544	Citibank NA	—	(164,090)	(164,090)
11/5/13	Indian Rupee 97,540,000	United States Dollar 1,588,341	Goldman Sachs International	1,163	—	1,163
11/5/13	Swiss Franc 1,354,000	United States Dollar 1,469,057	Goldman Sachs International	—	(23,213)	(23,213)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/5/13	Swiss Franc 996,040	United States Dollar 1,062,431	Goldman Sachs International	$—	$(35,324)	$(35,324)
11/5/13	Swiss Franc 1,559,600	United States Dollar 1,668,503	Goldman Sachs International	—	(50,362)	(50,362)
11/5/13	Swiss Franc 2,960,880	United States Dollar 3,200,778	Goldman Sachs International	—	(62,465)	(62,465)
11/5/13	United States Dollar 1,469,710	Indian Rupee 90,254,866	Citibank NA	—	(1,076)	(1,076)
11/5/13	United States Dollar 1,588,341	Indian Rupee 97,540,000	Citibank NA	—	(1,163)	(1,163)
11/5/13	United States Dollar 1,574,496	Indian Rupee 97,540,000	Goldman Sachs International	12,682	—	12,682
11/5/13	United States Dollar 7,585,867	Swiss Franc 6,870,520	Goldman Sachs International	—	(13,734)	(13,734)
11/5/13	United States Dollar 3,835,609	Euro 2,786,000	Goldman Sachs International	—	(52,911)	(52,911)
11/5/13	United States Dollar 3,844,755	Euro 2,786,000	Goldman Sachs International	—	(62,057)	(62,057)
11/6/13	Philippine Peso 113,506,614	United States Dollar 2,637,174	Goldman Sachs International	10,618	—	10,618
11/6/13	United States Dollar 686,555	Philippine Peso 29,848,000	Barclays Bank PLC	4,131	—	4,131
11/12/13	Russian Ruble 367,818,000	United States Dollar 11,325,405	Bank of America	—	(129,487)	(129,487)
11/12/13	Russian Ruble 292,738,000	United States Dollar 9,026,237	HSBC Bank USA	—	(90,452)	(90,452)
11/12/13	United States Dollar 10,326,632	Euro 7,854,863	Goldman Sachs International	338,492	—	338,492
11/12/13	United States Dollar 691,996	Euro 510,766	Goldman Sachs International	1,508	—	1,508
11/12/13	United States Dollar 455,524	Euro 336,247	Goldman Sachs International	1,023	—	1,023
11/12/13	United States Dollar 295,238	Euro 217,450	Goldman Sachs International	9	—	9
11/12/13	United States Dollar 571,177	Euro 420,562	Goldman Sachs International	—	(150)	(150)
11/13/13	Euro 275,797	Romanian Leu 1,234,000	JPMorgan Chase Bank	3,090	—	3,090
11/13/13	Romanian Leu 1,504,000	Euro 337,826	Standard Chartered Bank	—	(1,480)	(1,480)
11/18/13	Indian Rupee 90,254,866	United States Dollar 1,464,701	Citibank NA	9,357	—	9,357
11/18/13	Japanese Yen 706,770,000	United States Dollar 7,124,626	Goldman Sachs International	—	(63,566)	(63,566)
11/18/13	United States Dollar 1,253,005	Indian Rupee 79,859,000	Barclays Bank PLC	34,708	—	34,708
11/18/13	United States Dollar 488,092	Japanese Yen 48,160,000	Goldman Sachs International	1,719	—	1,719

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/18/13	United States Dollar 3,060,140	Japanese Yen 297,165,000	Goldman Sachs International	$—	$(37,829)	$(37,829)
11/18/13	United States Dollar 770,546	Indian Rupee 49,110,000	Standard Chartered Bank	21,344	—	21,344
11/20/13	Chilean Peso 374,859,000	United States Dollar 720,329	JPMorgan Chase Bank	—	(9,750)	(9,750)
11/20/13	Chilean Peso 864,354,000	United States Dollar 1,662,219	Standard Chartered Bank	—	(21,205)	(21,205)
11/20/13	United States Dollar 572,569	Chilean Peso 289,376,248	JPMorgan Chase Bank	—	(8,977)	(8,977)
11/20/13	United States Dollar 1,643,754	Chilean Peso 823,191,852	JPMorgan Chase Bank	—	(40,498)	(40,498)
11/20/13	United States Dollar 252,885	Chilean Peso 126,644,900	Standard Chartered Bank	—	(6,230)	(6,230)
11/22/13	United States Dollar 811,790	Colombian Peso 1,543,700,000	Standard Chartered Bank	2,688	—	2,688
11/25/13	Euro 8,429,378	United States Dollar 11,409,374	State Street Bank and Trust Co.	—	(36,139)	(36,139)
11/25/13	United States Dollar 4,317,747	Israeli Shekel 15,245,100	Standard Chartered Bank	3,941	—	3,941
11/26/13	Malaysian Ringgit 5,753,131	United States Dollar 1,805,980	Barclays Bank PLC	—	(3,343)	(3,343)
11/26/13	Malaysian Ringgit 8,251,178	United States Dollar 2,602,567	JPMorgan Chase Bank	7,623	—	7,623
11/26/13	Malaysian Ringgit 2,146,692	United States Dollar 642,318	JPMorgan Chase Bank	—	(32,803)	(32,803)
11/26/13	Thai Baht 10,589,045	United States Dollar 324,320	Bank of America	—	(15,420)	(15,420)
11/26/13	Thai Baht 38,721,023	United States Dollar 1,187,944	JPMorgan Chase Bank	—	(54,386)	(54,386)
11/26/13	Thai Baht 30,191,926	United States Dollar 967,473	Standard Chartered Bank	—	(1,208)	(1,208)
11/26/13	United States Dollar 33,364,548	Malaysian Ringgit 111,571,050	BNP Paribas	1,723,851	—	1,723,851
11/26/13	United States Dollar 1,167,131	Thai Baht 36,737,000	Citibank NA	11,543	—	11,543
11/26/13	United States Dollar 889,311	Thai Baht 27,985,000	Deutsche Bank	8,562	—	8,562
11/26/13	United States Dollar 957,548	Thai Baht 30,126,469	Goldman Sachs International	9,033	—	9,033
11/27/13	Euro 576,769	United States Dollar 796,478	BNP Paribas	13,331	—	13,331
11/29/13	New Zealand Dollar 4,816,941	United States Dollar 4,067,993	JPMorgan Chase Bank	95,987	—	95,987
11/29/13	New Zealand Dollar 12,659,027	United States Dollar 10,444,774	JPMorgan Chase Bank	6,253	—	6,253
11/29/13	Russian Ruble 345,373,000	United States Dollar 10,748,174	HSBC Bank USA	24,219	—	24,219

39

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October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/29/13	Sri Lankan Rupee 19,085,000	United States Dollar 140,693	HSBC Bank USA	$—	$(4,367)	$(4,367)
11/29/13	Sri Lankan Rupee 21,784,068	United States Dollar 160,413	HSBC Bank USA	—	(5,161)	(5,161)
11/29/13	United States Dollar 978,012	New Zealand Dollar 1,182,857	JPMorgan Chase Bank	—	(2,639)	(2,639)
11/29/13	United States Dollar 2,973,351	New Zealand Dollar 3,594,303	JPMorgan Chase Bank	—	(9,521)	(9,521)
11/29/13	United States Dollar 2,305,476	Kenyan Shilling 200,000,000	Standard Chartered Bank	24,563	—	24,563
12/3/13	Brazilian Real 6,111,000	United States Dollar 2,780,065	Morgan Stanley & Co. International PLC	71,236	—	71,236
12/3/13	United States Dollar 2,749,884	Singapore Dollar 3,508,000	Goldman Sachs International	74,181	—	74,181
12/4/13	Euro 1,544,020	Singapore Dollar 2,630,000	Goldman Sachs International	20,714	—	20,714
12/5/13	Serbian Dinar 470,618,230	Euro 4,094,112	Citibank NA	—	(7,476)	(7,476)
12/9/13	Mexican Peso 5,842,000	United States Dollar 449,391	Barclays Bank PLC	2,868	—	2,868
12/9/13	Mexican Peso 25,414,000	United States Dollar 1,922,537	Goldman Sachs International	—	(19,938)	(19,938)
12/9/13	United States Dollar 10,859,375	Mexican Peso 139,000,000	Nomura International PLC	—	(235,150)	(235,150)
12/9/13	United States Dollar 33,979,135	Mexican Peso 434,932,922	Nomura International PLC	—	(735,788)	(735,788)
12/11/13	South African Rand 32,450,071	United States Dollar 3,206,529	Bank of America	—	(8,593)	(8,593)
12/11/13	South African Rand 23,181,000	United States Dollar 2,279,246	Deutsche Bank	—	(17,505)	(17,505)
12/11/13	South African Rand 37,527,929	United States Dollar 3,711,961	Standard Chartered Bank	—	(6,270)	(6,270)
12/11/13	United States Dollar 3,274,609	South African Rand 32,948,460	Barclays Bank PLC	—	(10,107)	(10,107)
12/11/13	United States Dollar 19,838,378	South African Rand 200,566,000	Standard Chartered Bank	33,510	—	33,510
12/13/13	Euro 543,352	Norwegian Krone 4,431,250	Goldman Sachs International	5,511	—	5,511
12/13/13	Euro 1,628,877	Norwegian Krone 13,293,750	HSBC Bank USA	18,134	—	18,134
12/16/13	Hungarian Forint 334,117,368	United States Dollar 1,529,470	BNP Paribas	—	(1,043)	(1,043)
12/16/13	Hungarian Forint 606,851,513	United States Dollar 2,689,738	Deutsche Bank	—	(90,106)	(90,106)
12/16/13	Russian Ruble 4,903,000	United States Dollar 149,391	Goldman Sachs International	—	(2,358)	(2,358)
12/16/13	Russian Ruble 62,347,000	United States Dollar 1,911,898	Goldman Sachs International	—	(17,754)	(17,754)

40

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/16/13	Thai Baht 15,346,475	United States Dollar 492,506	JPMorgan Chase Bank	$738	$—	$738
12/16/13	United States Dollar 16,855,339	Thai Baht 532,595,000	Bank of America	211,321	—	211,321
12/16/13	United States Dollar 1,570,698	Russian Ruble 52,210,000	Credit Suisse International	45,212	—	45,212
12/16/13	United States Dollar 722,241	Russian Ruble 23,397,000	Credit Suisse International	1,901	—	1,901
12/16/13	United States Dollar 585,157	Russian Ruble 18,943,000	Goldman Sachs International	1,133	—	1,133
12/16/13	United States Dollar 6,617,456	Hungarian Forint 1,509,574,000	Nomura International PLC	297,548	—	297,548
12/17/13	Japanese Yen 771,330,000	United States Dollar 7,775,504	Bank of America	—	(70,813)	(70,813)
12/18/13	Euro 10,651,653	Polish Zloty 45,289,232	Deutsche Bank	200,092	—	200,092
12/18/13	Euro 639,753	Israeli Shekel 3,030,000	JPMorgan Chase Bank	—	(10,074)	(10,074)
12/18/13	Euro 1,318,462	Polish Zloty 5,556,000	Standard Chartered Bank	8,610	—	8,610
12/18/13	Polish Zloty 5,705,255	United States Dollar 1,814,058	BNP Paribas	—	(33,154)	(33,154)
12/18/13	United States Dollar 36,647,999	Polish Zloty 115,094,873	Goldman Sachs International	616,691	—	616,691
12/23/13	United States Dollar 5,694,048	Singapore Dollar 7,066,000	Standard Chartered Bank	—	(5,556)	(5,556)
1/3/14	Brazilian Real 12,645,000	United States Dollar 5,610,027	Goldman Sachs International	40,546	—	40,546
1/3/14	United States Dollar 4,949,640	Brazilian Real 11,008,000	Bank of America	—	(101,175)	(101,175)
1/3/14	United States Dollar 36,074,945	Brazilian Real 82,070,500	State Street Bank and Trust Co.	72,946	—	72,946
1/7/14	United States Dollar 4,442,717	New Turkish Lira 8,966,291	Deutsche Bank	—	(2,362)	(2,362)
1/7/14	United States Dollar 9,277,604	New Turkish Lira 18,687,877	HSBC Bank USA	—	(22,852)	(22,852)
1/8/14	Euro 1,644,000	United States Dollar 2,232,273	Australia and New Zealand Banking Group Limited	—	(73)	(73)
1/8/14	Sri Lankan Rupee 27,547,235	United States Dollar 204,356	Standard Chartered Bank	—	(3,255)	(3,255)
1/9/14	Euro 964,829	Czech Koruna 24,708,000	JPMorgan Chase Bank	—	(9,335)	(9,335)
1/9/14	Euro 379,075	Czech Koruna 9,674,000	Standard Chartered Bank	—	(5,437)	(5,437)
1/9/14	Euro 1,546,192	Czech Koruna 39,574,000	Standard Chartered Bank	—	(16,113)	(16,113)
1/9/14	Euro 1,466,706	Czech Koruna 37,445,000	Standard Chartered Bank	—	(20,265)	(20,265)

41

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/15/14	Australian Dollar 2,029,000	United States Dollar 1,880,295	Goldman Sachs International	$—	$(28,361)	$(28,361)
1/15/14	Australian Dollar 782,000	United States Dollar 726,236	Morgan Stanley & Co. International PLC	—	(9,382)	(9,382)
1/15/14	Australian Dollar 9,454,244	United States Dollar 8,780,062	Morgan Stanley & Co. International PLC	—	(113,429)	(113,429)
1/15/14	British Pound Sterling 4,692,216	United States Dollar 7,473,621	Goldman Sachs International	—	(45,770)	(45,770)
1/15/14	Euro 2,498,000	United States Dollar 3,369,372	JPMorgan Chase Bank	—	(22,639)	(22,639)
1/15/14	Hungarian Forint 1,335,899,381	Euro 4,492,834	JPMorgan Chase Bank	—	(7,405)	(7,405)
1/17/14	Euro 2,886,209	Polish Zloty 12,119,480	JPMorgan Chase Bank	—	(2,178)	(2,178)
1/17/14	Euro 3,360,679	Polish Zloty 14,094,520	Standard Chartered Bank	—	(8,130)	(8,130)
1/22/14	Euro 3,360,000	United States Dollar 4,534,807	Deutsche Bank	—	(27,763)	(27,763)
1/29/14	Euro 1,254,000	United States Dollar 1,702,067	Goldman Sachs International	—	(771)	(771)
1/30/14	United States Dollar 2,915,455	Peruvian New Sol 8,121,000	Bank of Nova Scotia	—	(14,269)	(14,269)
2/3/14	Euro 132,502	United States Dollar 179,247	Goldman Sachs International	—	(682)	(682)
2/3/14	Japanese Yen 159,861,000	United States Dollar 1,627,912	Nomura International PLC	1,179	—	1,179
2/3/14	Japanese Yen 6,786,000	United States Dollar 69,104	Nomura International PLC	50	—	50
2/4/14	Brazilian Real 2,243,000	United States Dollar 1,006,552	BNP Paribas	26,519	—	26,519
2/4/14	Brazilian Real 4,487,000	United States Dollar 2,014,095	Morgan Stanley & Co. International PLC	53,593	—	53,593
2/4/14	Swiss Franc 6,870,520	United States Dollar 7,591,567	Goldman Sachs International	13,565	—	13,565
2/4/14	United States Dollar 7,585,080	Euro 5,572,000	Goldman Sachs International	—	(18,642)	(18,642)
2/5/14	Euro 8,656,000	United States Dollar 11,748,962	Goldman Sachs International	—	(5,384)	(5,384)
2/6/14	Nigerian Naira 293,067,565	United States Dollar 1,738,654	Deutsche Bank	—	(56,615)	(56,615)
2/6/14	United States Dollar 2,043,275	Nigerian Naira 349,400,000	Deutsche Bank	97,075	—	97,075
2/12/14	Euro 14,485,000	United States Dollar 19,552,143	Standard Chartered Bank	—	(117,917)	(117,917)
2/19/14	Euro 362,000	United States Dollar 491,230	Bank of America	—	(358)	(358)
2/26/14	Euro 2,240,000	United States Dollar 3,023,462	Deutsche Bank	—	(18,453)	(18,453)

42

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

3/5/14	Euro 330,679	United States Dollar 454,741	Bank of America	$5,674	$—	$5,674
3/5/14	Euro 193,821	United States Dollar 267,509	Bank of America	4,297	—	4,297
3/5/14	Euro 383,000	United States Dollar 519,953	Bank of America	—	(167)	(167)
3/5/14	Euro 192,252	United States Dollar 260,196	Bank of America	—	(886)	(886)
3/19/14	Euro 2,209,000	United States Dollar 2,998,430	Bank of America	—	(1,511)	(1,511)
3/21/14	Croatian Kuna 3,639,000	Euro 475,034	Citibank NA	—	(2,000)	(2,000)
3/21/14	Croatian Kuna 2,148,000	Euro 278,889	Citibank NA	—	(3,232)	(3,232)
3/21/14	Croatian Kuna 2,862,000	Euro 374,362	Deutsche Bank	—	(544)	(544)
4/2/14	Croatian Kuna 3,078,000	Euro 401,644	Citibank NA	—	(1,800)	(1,800)
4/2/14	Croatian Kuna 3,233,000	Euro 421,526	Citibank NA	—	(2,357)	(2,357)
4/2/14	Croatian Kuna 3,734,000	Euro 486,975	Citibank NA	—	(2,550)	(2,550)
4/3/14	Croatian Kuna 1,906,000	Euro 247,661	Citibank NA	—	(2,535)	(2,535)
4/3/14	Croatian Kuna 3,629,000	Euro 471,238	Citibank NA	—	(5,243)	(5,243)
4/11/14	United States Dollar 232,968	Kenyan Shilling 21,468,000	Standard Chartered Bank	10,315	—	10,315
4/17/14	United States Dollar 175,549	Khazakhstani Tenge 28,000,000	Citibank NA	585	—	585
4/17/14	United States Dollar 275,517	Khazakhstani Tenge 44,000,000	VTB Capital PLC	1,265	—	1,265
4/18/14	United States Dollar 272,727	Khazakhstani Tenge 43,500,000	VTB Capital PLC	857	—	857
4/23/14	United States Dollar 273,155	Khazakhstani Tenge 43,500,000	VTB Capital PLC	166	—	166
5/16/14	United States Dollar 4,926,788	Russian Ruble 164,209,853	Bank of America	32,945	—	32,945
5/16/14	United States Dollar 1,732,717	Russian Ruble 57,569,519	Bank of America	6,092	—	6,092
5/16/14	United States Dollar 1,952,013	Russian Ruble 65,128,925	Citibank NA	15,117	—	15,117
5/16/14	United States Dollar 2,292,744	Russian Ruble 76,514,595	Standard Chartered Bank	18,275	—	18,275
5/27/14	United States Dollar 741,831	Russian Ruble 24,695,562	Bank of America	2,847	—	2,847
5/27/14	United States Dollar 4,345,774	Russian Ruble 144,021,666	Bank of America	—	(2,894)	(2,894)

43

Emerging Markets Local Income Portfolio

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

5/27/14	United States Dollar 2,475,310	Russian Ruble 82,415,442	BNP Paribas	$9,875	$—	$9,875
5/27/14	United States Dollar 6,145,310	Russian Ruble 212,812,100	Credit Suisse International	271,901	—	271,901
5/27/14	United States Dollar 13,395,590	Russian Ruble 443,862,887	Standard Chartered Bank	—	(11,192)	(11,192)
6/17/14	Indonesian Rupiah 1,791,351,000	United States Dollar 147,073	Standard Chartered Bank	—	(7,055)	(7,055)
7/21/14	Indonesian Rupiah 28,770,862,000	United States Dollar 2,221,688	Barclays Bank PLC	—	(235,785)	(235,785)
7/21/14	United States Dollar 1,128,301	Indonesian Rupiah 12,834,424,000	Barclays Bank PLC	—	(32,044)	(32,044)
7/21/14	United States Dollar 2,013,507	Indonesian Rupiah 22,752,632,000	Standard Chartered Bank	—	(70,084)	(70,084)
7/22/14	United States Dollar 755,571	Indonesian Rupiah 8,628,625,400	Goldman Sachs International	—	(18,712)	(18,712)
8/20/14	United States Dollar 1,769,747	Indonesian Rupiah 20,598,080,000	Standard Chartered Bank	—	(20,198)	(20,198)
9/30/14	United States Dollar 123,171	Azerbaijani Manat 101,000	Standard Bank	893	—	893
10/9/14	United States Dollar 246,626	Azerbaijani Manat 201,000	VTB Capital PLC	—	(694)	(694)
10/9/14	United States Dollar 245,549	Azerbaijani Manat 200,000	VTB Capital PLC	—	(841)	(841)
10/17/14	United States Dollar 349,519	Khazakhstani Tenge 57,758,000	Citibank NA	1,120	—	1,120
10/20/14	United States Dollar 278,619	Khazakhstani Tenge 46,000,000	Deutsche Bank	484	—	484
10/23/14	United States Dollar 182,094	Khazakhstani Tenge 30,000,000	JPMorgan Chase Bank	—	(171)	(171)
10/27/14	United States Dollar 257,654	Khazakhstani Tenge 42,500,000	HSBC Bank USA	—	(119)	(119)

				$4,866,210	$(3,989,149)	$877,061

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/13	84 Euro-Bobl	Short	$(13,986,160)	$(14,289,442)	$(303,282)
12/13	11 Euro-Bund	Short	(2,040,365)	(2,120,804)	(80,439)
12/13	17 Gold	Short	(2,259,759)	(2,250,290)	9,469
12/13	30 IMM 10-Year Interest Rate Swap	Long	3,051,000	2,929,542	(121,458)

44

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Notes to Consolidated Financial Statements — continued

Futures Contracts (continued)
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/13	8 Japan 10-Year Bond	Short	$(11,634,293)	$(11,802,706)	$(168,413)
12/13	35 Nikkei 225 Index	Long	5,042,429	5,107,801	65,372
12/13	2 U.S. 2-Year Deliverable Interest Rate Swap	Short	(200,094)	(200,141)	(47)
12/13	10 U.S. 5-Year Deliverable Interest Rate Swap	Short	(984,063)	(998,907)	(14,844)
12/13	31 U.S. 10-Year Deliverable Interest Rate Swap	Short	(2,949,249)	(3,032,672)	(83,423)
12/14	9 Copper	Short	(1,648,207)	(1,640,025)	8,182

					$(688,883)

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Nikkei 225 Index:  Price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	NZD	10,000	Pays	3-month NZD Bank Bill	4.71%	10/8/16	$13,574
LCH.Clearnet	NZD	8,500	Pays	3-month NZD Bank Bill	4.74	10/10/16	12,378
LCH.Clearnet	NZD	10,000	Pays	3-month NZD Bank Bill	4.76	10/10/16	17,207
LCH.Clearnet	PLN	20,000	Pays	6-month PLN WIBOR	3.04	5/8/23	(467,840)

							$(424,681)

NZD	–	New Zealand Dollar
PLN	–	Polish Zloty

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	CLP	574,400	Receives	6-month Sinacofi Chile Interbank Rate	4.80%	5/10/18	$(10,656)
Bank of America	CLP	1,330,352	Receives	6-month Sinacofi Chile Interbank Rate	4.76	5/13/18	(19,890)
Bank of America	CLP	290,784	Receives	6-month Sinacofi Chile Interbank Rate	4.73	5/16/18	(3,571)
Bank of America	CLP	950,820	Receives	6-month Sinacofi Chile Interbank Rate	4.74	5/20/18	(12,552)

45

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Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	MXN	26,000	Pays	Mexico Interbank TIIE 28 Day	6.46%	9/24/20	$55,060
Bank of America	PLN	10,700	Pays	6-month PLN WIBOR	4.88	9/14/14	71,692
Bank of America	PLN	1,553	Pays	6-month PLN WIBOR	4.34	7/30/17	18,831
Bank of America	PLN	1,553	Receives	6-month PLN WIBOR	3.35	7/30/17	(341)
Bank of America	PLN	1,820	Pays	6-month PLN WIBOR	4.31	8/10/17	21,254
Bank of America	PLN	2,950	Pays	6-month PLN WIBOR	4.35	8/23/17	35,468
Bank of America	PLN	2,970	Pays	6-month PLN WIBOR	4.30	9/18/17	32,786
Bank of America	PLN	4,840	Pays	6-month PLN WIBOR	3.83	11/14/17	59,205
Bank of America	PLN	4,840	Receives	6-month PLN WIBOR	3.61	11/14/17	(26,340)
Bank of America	PLN	5,470	Receives	6-month PLN WIBOR	3.52	11/16/17	(33,020)
Bank of America	PLN	3,600	Pays	6-month PLN WIBOR	4.95	9/14/20	84,671
Bank of America	PLN	8,765	Pays	6-month PLN WIBOR	5.45	6/7/21	333,623
Bank of Nova Scotia	MXN	90,100	Pays	Mexico Interbank TIIE 28 Day	5.25	12/4/17	54,437
Barclays Bank PLC	MXN	48,400	Pays	Mexico Interbank TIIE 28 Day	7.11	5/21/21	229,982
Barclays Bank PLC	MYR	26,000	Pays	3-month MYR KLIBOR	3.39	11/23/13	3,385
Barclays Bank PLC	MYR	18,000	Pays	3-month MYR KLIBOR	3.70	10/19/15	41,501
Barclays Bank PLC	MYR	21,700	Pays	3-month MYR KLIBOR	3.96	7/26/16	99,734
Barclays Bank PLC	MYR	10,000	Pays	3-month MYR KLIBOR	4.13	10/19/20	40,903
Barclays Bank PLC	PLN	8,000	Pays	6-month PLN WIBOR	5.42	6/1/14	70,887
Barclays Bank PLC	PLN	14,300	Pays	6-month PLN WIBOR	5.02	7/30/14	104,205
Barclays Bank PLC	PLN	3,893	Pays	6-month PLN WIBOR	4.32	8/2/17	46,141
Barclays Bank PLC	PLN	2,200	Pays	6-month PLN WIBOR	4.35	8/27/17	25,045
Barclays Bank PLC	PLN	5,470	Pays	6-month PLN WIBOR	3.81	11/16/17	65,522
Barclays Bank PLC	PLN	9,170	Pays	6-month PLN WIBOR	3.82	11/19/17	112,820
Barclays Bank PLC	PLN	9,170	Receives	6-month PLN WIBOR	3.53	11/19/17	(40,216)
Barclays Bank PLC	PLN	5,240	Pays	6-month PLN WIBOR	3.80	11/20/17	62,238
Barclays Bank PLC	PLN	2,300	Pays	6-month PLN WIBOR	5.36	7/30/20	74,716
Barclays Bank PLC	THB	143,000	Pays	6-month THBFIX	3.34	2/16/15	56,825
Barclays Bank PLC	THB	149,550	Pays	6-month THBFIX	3.21	10/4/20	(99,589)
Barclays Bank PLC	ZAR	53,700	Pays	3-month ZAR JIBAR	7.41	9/24/20	5,551
BNP Paribas	PLN	3,946	Pays	6-month PLN WIBOR	4.25	8/7/17	43,220
BNP Paribas	PLN	3,946	Receives	6-month PLN WIBOR	3.60	8/7/17	(12,408)
BNP Paribas	PLN	800	Pays	6-month PLN WIBOR	3.85	11/13/17	9,978
BNP Paribas	PLN	800	Receives	6-month PLN WIBOR	3.38	11/13/17	(1,571)
BNP Paribas	ZAR	142,000	Pays	3-month ZAR JIBAR	5.88	12/4/17	(402,818)
Citibank NA	BRL	27,651	Pays	Brazil CETIP Interbank Deposit Rate	10.38	1/4/16	(106,842)
Citibank NA	CLP	242,680	Receives	6-month Sinacofi Chile Interbank Rate	4.70	5/20/18	(2,328)
Citibank NA	MYR	17,300	Pays	3-month MYR KLIBOR	3.72	5/7/22	(133,203)
Citibank NA	PLN	2,983	Pays	6-month PLN WIBOR	4.33	7/30/17	36,081
Citibank NA	PLN	2,427	Pays	6-month PLN WIBOR	4.31	8/2/17	28,619
Citibank NA	PLN	1,780	Pays	6-month PLN WIBOR	4.30	8/10/17	20,571
Citibank NA	PLN	1,320	Pays	6-month PLN WIBOR	4.40	8/20/17	16,727
Citibank NA	PLN	1,700	Pays	6-month PLN WIBOR	3.81	11/13/17	20,177

46

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Citibank NA	PLN	1,340	Pays	6-month PLN WIBOR	3.82%	11/14/17	$16,189
Citibank NA	PLN	3,980	Pays	6-month PLN WIBOR	3.82	11/19/17	48,427
Citibank NA	PLN	3,980	Receives	6-month PLN WIBOR	3.60	11/19/17	(22,058)
Citibank NA	THB	69,000	Pays	6-month THBFIX	3.40	1/14/15	31,953
Credit Suisse International	MXN	42,000	Pays	Mexico Interbank TIIE 28 Day	6.24	7/31/15	115,652
Credit Suisse International	MXN	45,000	Pays	Mexico Interbank TIIE 28 Day	5.84	10/1/15	104,850
Credit Suisse International	MXN	41,500	Pays	Mexico Interbank TIIE 28 Day	6.36	10/23/20	70,398
Credit Suisse International	MYR	25,230	Pays	3-month MYR KLIBOR	3.43	4/4/18	(60,696)
Credit Suisse International	PLN	1,670	Pays	6-month PLN WIBOR	4.40	8/20/17	21,163
Deutsche Bank	BRL	19,700	Pays	Brazil CETIP Interbank Deposit Rate	10.02	7/1/15	197,614
Deutsche Bank	BRL	2,849	Pays	Brazil CETIP Interbank Deposit Rate	11.40	1/2/17	7,985
Deutsche Bank	BRL	5,848	Pays	Brazil CETIP Interbank Deposit Rate	11.46	1/2/17	20,579
Deutsche Bank	BRL	7,094	Pays	Brazil CETIP Interbank Deposit Rate	11.52	1/2/17	32,223
Deutsche Bank	BRL	8,583	Pays	Brazil CETIP Interbank Deposit Rate	11.24	1/2/17	5,505
Deutsche Bank	CLP	583,420	Receives	6-month Sinacofi Chile Interbank Rate	4.78	5/10/18	(9,769)
Deutsche Bank	CLP	1,685,450	Receives	6-month Sinacofi Chile Interbank Rate	4.70	5/13/18	(16,063)
Deutsche Bank	CLP	661,662	Receives	6-month Sinacofi Chile Interbank Rate	4.74	5/14/18	(8,704)
Deutsche Bank	CLP	471,301	Receives	6-month Sinacofi Chile Interbank Rate	4.70	5/20/18	(4,520)
Deutsche Bank	MXN	85,500	Pays	Mexico Interbank TIIE 28 Day	6.38	6/17/16	328,115
Deutsche Bank	MYR	10,800	Pays	3-month MYR KLIBOR	4.38	11/23/20	101,358
Deutsche Bank	PLN	5,400	Pays	6-month PLN WIBOR	4.85	4/23/14	61,996
Deutsche Bank	PLN	3,100	Pays	6-month PLN WIBOR	5.11	4/23/17	84,983
Deutsche Bank	PLN	1,764	Pays	6-month PLN WIBOR	4.34	7/30/17	21,496
Deutsche Bank	PLN	5,339	Pays	6-month PLN WIBOR	4.36	8/1/17	66,036
Deutsche Bank	PLN	2,880	Pays	6-month PLN WIBOR	4.28	8/6/17	32,593
Deutsche Bank	PLN	2,174	Pays	6-month PLN WIBOR	4.24	8/7/17	23,680
Deutsche Bank	PLN	1,550	Pays	6-month PLN WIBOR	4.33	8/17/17	17,115
Deutsche Bank	PLN	1,040	Pays	6-month PLN WIBOR	3.79	11/16/17	12,144
Deutsche Bank	PLN	1,040	Receives	6-month PLN WIBOR	3.60	11/16/17	(5,614)
Goldman Sachs International	PLN	1,061	Pays	6-month PLN WIBOR	4.35	8/1/17	12,969
Goldman Sachs International	PLN	17,000	Pays	6-month PLN WIBOR	5.32	7/11/18	468,990
Goldman Sachs International	PLN	11,000	Pays	6-month PLN WIBOR	5.54	5/10/21	442,016
Goldman Sachs International	ZAR	31,560	Pays	3-month ZAR JIBAR	8.07	7/7/21	94,566
HSBC Bank USA	MXN	44,030	Pays	Mexico Interbank TIIE 28 Day	7.28	12/23/20	257,556
HSBC Bank USA	PLN	35,600	Pays	6-month PLN WIBOR	4.02	11/6/15	504,088
HSBC Bank USA	THB	262,000	Pays	6-month THBFIX	2.67	10/21/15	4,837
HSBC Bank USA	THB	94,300	Pays	6-month THBFIX	3.26	8/19/20	(46,759)

47

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

HSBC Bank USA	THB	159,000	Pays	6-month THBFIX	3.50%	11/25/20	$1,906
JPMorgan Chase Bank	BRL	11,100	Pays	Brazil CETIP Interbank Deposit Rate	9.19	1/2/17	(223,021)
JPMorgan Chase Bank	MYR	27,300	Pays	3-month MYR KLIBOR	3.25	9/8/14	756
JPMorgan Chase Bank	MYR	4,750	Pays	3-month MYR KLIBOR	4.44	4/8/19	52,073
JPMorgan Chase Bank	NZD	7,000	Pays	3-month NZD Bank Bill	4.70	10/8/16	8,054
JPMorgan Chase Bank	NZD	830	Pays	3-month NZD Bank Bill	4.06	6/4/23	(33,449)
JPMorgan Chase Bank	PLN	31,500	Pays	6-month PLN WIBOR	5.06	11/26/13	393,376
JPMorgan Chase Bank	PLN	1,210	Pays	6-month PLN WIBOR	4.33	8/17/17	13,361
JPMorgan Chase Bank	PLN	16,200	Pays	6-month PLN WIBOR	4.93	10/13/17	296,857
JPMorgan Chase Bank	PLN	9,900	Pays	6-month PLN WIBOR	4.91	10/11/18	195,978
JPMorgan Chase Bank	THB	108,000	Pays	6-month THBFIX	3.22	10/21/20	(72,154)
JPMorgan Chase Bank	ZAR	36,500	Pays	3-month ZAR JIBAR	9.05	10/12/15	219,665
Morgan Stanley & Co. International PLC	MXN	118,400	Pays	Mexico Interbank TIIE 28 Day	4.82	9/4/14	65,320
Morgan Stanley & Co. International PLC	MXN	29,200	Pays	Mexico Interbank TIIE 28 Day	7.95	12/3/31	83,234
Morgan Stanley & Co. International PLC	PLN	32,000	Pays	6-month PLN WIBOR	4.87	10/26/16	478,687
Normura International PLC	BRL	9,479	Pays	Brazil CETIP Interbank Deposit Rate	8.09	1/4/16	(245,567)
Normura International PLC	BRL	6,759	Pays	Brazil CETIP Interbank Deposit Rate	9.18	1/5/21	(443,875)
Standard Bank	ZAR	62,500	Pays	3-month ZAR JIBAR	7.98	5/20/19	273,249
Standard Bank	ZAR	22,000	Pays	3-month ZAR JIBAR	7.93	6/2/21	53,328
Standard Bank	ZAR	32,700	Pays	3-month ZAR JIBAR	7.12	6/27/22	(125,723)

							$5,101,458

BRL	–	Brazilian Real
CLP	–	Chilean Peso
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty
THB	–	Thai Baht
ZAR	–	South African Rand

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Romania	BNP Paribas	$280	1.00	%(1)	9/20/18	1.75%	$(9,510)	$10,165	$655
Romania	Goldman Sachs International	310	1.00	(1)	9/20/18	1.75	(10,528)	11,236	708

48

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Bank of America	$775	1.00	%(1)	12/20/15	1.03%	$355	$2,668	$3,023
South Africa	Bank of America	525	1.00	(1)	12/20/15	1.03	241	1,894	2,135
South Africa	Bank of America	2,600	1.00	(1)	9/20/17	1.54	(49,705)	66,245	16,540
South Africa	Bank of America	680	1.00	(1)	9/20/17	1.54	(13,000)	8,053	(4,947)
South Africa	Bank of America	920	1.00	(1)	9/20/17	1.54	(17,588)	12,223	(5,365)
South Africa	Bank of America	3,040	1.00	(1)	9/20/17	1.54	(58,117)	30,409	(27,708)
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/15	1.03	344	3,005	3,349
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/15	1.03	259	2,283	2,542
South Africa	Barclays Bank PLC	450	1.00	(1)	9/20/17	1.54	(8,603)	8,894	291
South Africa	Barclays Bank PLC	431	1.00	(1)	9/20/17	1.54	(8,239)	7,943	(296)
South Africa	BNP Paribas	750	1.00	(1)	9/20/17	1.54	(14,338)	15,361	1,023
South Africa	BNP Paribas	1,140	1.00	(1)	9/20/17	1.54	(21,793)	19,754	(2,039)
South Africa	Credit Suisse International	840	1.00	(1)	12/20/15	1.03	385	7,554	7,939
South Africa	Credit Suisse International	790	1.00	(1)	12/20/15	1.03	362	3,479	3,841
South Africa	Credit Suisse International	775	1.00	(1)	12/20/15	1.03	356	3,135	3,491
South Africa	Credit Suisse International	1,300	1.00	(1)	9/20/17	1.54	(24,853)	35,888	11,035
South Africa	Deutsche Bank	500	1.00	(1)	9/20/15	0.97	872	4,496	5,368
South Africa	Deutsche Bank	610	1.00	(1)	12/20/15	1.03	279	2,465	2,744
South Africa	Deutsche Bank	2,000	1.00	(1)	9/20/17	1.54	(38,235)	50,958	12,723
South Africa	Deutsche Bank	810	1.00	(1)	9/20/17	1.54	(15,485)	22,923	7,438
South Africa	Goldman Sachs International	820	1.00	(1)	12/20/15	1.03	376	3,611	3,987
South Africa	Goldman Sachs International	815	1.00	(1)	12/20/15	1.03	374	3,456	3,830
South Africa	Goldman Sachs International	510	1.00	(1)	9/20/17	1.54	(9,750)	13,712	3,962
South Africa	JPMorgan Chase Bank	1,500	1.00	(1)	9/20/15	0.97	2,615	8,215	10,830
South Africa	Nomura International PLC	400	1.00	(1)	9/20/17	1.54	(7,647)	6,071	(1,576)
South Africa	Nomura International PLC	5,000	1.00	(1)	9/20/17	1.54	(95,587)	59,349	(36,238)
Turkey	Bank of America	7,576	1.00	(1)	12/20/17	1.61	(174,516)	148,772	(25,744)

Total		$37,462					$(570,676)	$574,217	$3,541

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Austria	Barclays Bank PLC	$300	0.44%		12/20/13	$(311)	$—	$(311)
Austria	Barclays Bank PLC	200	1.42		3/20/14	(1,384)	—	(1,384)
Brazil	Bank of America	1,760	1.00	(1)	12/20/20	108,654	(40,033)	68,621
Brazil	Bank of America	883	1.00	(1)	12/20/20	54,512	(23,482)	31,030
Brazil	Bank of America	387	1.00	(1)	12/20/20	23,892	(10,067)	13,825

49

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Brazil	Bank of America	$120	1.00	%(1)	12/20/20	$7,408	$(2,986)	$4,422
Brazil	Barclays Bank PLC	450	1.65		9/20/19	3,987	—	3,987
Brazil	Goldman Sachs International	691	1.00	(1)	9/20/22	56,762	(55,372)	1,390
Bulgaria	Barclays Bank PLC	448	1.00	(1)	12/20/18	5,421	(5,451)	(30)
Bulgaria	BNP Paribas	243	1.00	(1)	6/20/18	1,639	(1,295)	344
Bulgaria	BNP Paribas	280	1.00	(1)	9/20/18	2,649	(2,593)	56
Bulgaria	BNP Paribas	300	1.00	(1)	9/20/18	2,837	(3,186)	(349)
Bulgaria	BNP Paribas	200	1.00	(1)	12/20/18	2,420	(2,135)	285
Bulgaria	Goldman Sachs	310	1.00	(1)	9/20/18	2,933	(2,582)	351
Bulgaria	Goldman Sachs International	500	1.00	(1)	12/20/18	6,051	(5,944)	107
China	Bank of America	1,000	1.00	(1)	3/20/17	(18,773)	(20,204)	(38,977)
China	Barclays Bank PLC	1,648	1.00	(1)	3/20/17	(30,938)	(30,300)	(61,238)
China	Deutsche Bank	703	1.00	(1)	3/20/17	(13,197)	(12,284)	(25,481)
China	Deutsche Bank	1,393	1.00	(1)	3/20/17	(26,150)	(24,341)	(50,491)
Colombia	Bank of America	950	1.00	(1)	9/20/21	36,699	(33,643)	3,056
Colombia	Barclays Bank PLC	400	1.00	(1)	6/20/22	18,107	(20,140)	(2,033)
Colombia	Citibank NA	500	1.00	(1)	6/20/22	22,634	(34,160)	(11,526)
Colombia	Deutsche Bank	400	1.00	(1)	6/20/22	18,107	(22,971)	(4,864)
Colombia	Goldman Sachs International	1,410	1.00	(1)	6/20/17	(2,989)	(33,651)	(36,640)
Colombia	Goldman Sachs International	740	1.00	(1)	9/20/21	28,587	(25,746)	2,841
Colombia	Goldman Sachs International	500	1.00	(1)	6/20/22	22,634	(34,160)	(11,526)
Colombia	HSBC Bank USA	770	1.00	(1)	6/20/17	(1,632)	(18,633)	(20,265)
Colombia	HSBC Bank USA	2,100	1.00	(1)	9/20/21	81,124	(71,427)	9,697
Colombia	Morgan Stanley & Co. International PLC	1,100	1.00	(1)	9/20/21	42,493	(38,955)	3,538
Croatia	BNP Paribas	1,670	1.00	(1)	12/20/17	133,468	(93,028)	40,440
Croatia	BNP Paribas	500	1.00	(1)	6/20/18	47,324	(36,858)	10,466
Croatia	Citibank NA	1,500	1.00	(1)	12/20/17	119,882	(82,559)	37,323
Croatia	Citibank NA	680	1.00	(1)	6/20/18	64,362	(58,628)	5,734
Croatia	Citibank NA	470	1.00	(1)	6/20/18	44,486	(41,041)	3,445
Croatia	Goldman Sachs International	371	1.00	(1)	12/20/17	29,651	(20,474)	9,177
Croatia	HSBC Bank USA	357	1.00	(1)	3/20/18	31,163	(28,870)	2,293
Croatia	JPMorgan Chase Bank	355	1.00	(1)	6/20/18	33,601	(31,024)	2,577
Croatia	Morgan Stanley & Co. International PLC	310	1.00	(1)	12/20/17	24,775	(16,549)	8,226
Croatia	Morgan Stanley & Co. International PLC	327	1.00	(1)	3/20/18	28,544	(26,698)	1,846
Croatia	Morgan Stanley & Co. International PLC	340	1.00	(1)	6/20/18	32,181	(28,401)	3,780

50

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Croatia	Nomura International PLC	$160	1.00	%(1)	3/20/18	$13,966	$(9,326)	$4,640
Egypt	Bank of America	550	1.00	(1)	9/20/15	52,387	(9,926)	42,461
Egypt	Citibank NA	650	1.00	(1)	12/20/15	69,473	(18,668)	50,805
Egypt	Citibank NA	100	1.00	(1)	6/20/20	27,410	(7,356)	20,054
Egypt	Credit Suisse International	1,085	1.00	(1)	12/20/15	115,968	(31,164)	84,804
Egypt	Credit Suisse International	375	1.00	(1)	12/20/15	40,081	(10,090)	29,991
Egypt	Deutsche Bank	250	1.00	(1)	6/20/15	20,800	(3,291)	17,509
Egypt	Deutsche Bank	125	1.00	(1)	9/20/15	11,907	(2,895)	9,012
Egypt	Deutsche Bank	1,400	1.00	(1)	12/20/15	149,636	(30,167)	119,469
Egypt	Deutsche Bank	930	1.00	(1)	12/20/15	99,400	(24,297)	75,103
Egypt	Deutsche Bank	100	1.00	(1)	6/20/20	27,410	(7,401)	20,009
Egypt	Deutsche Bank	50	1.00	(1)	6/20/20	13,706	(3,696)	10,010
Guatemala	Citibank NA	458	1.00	(1)	9/20/20	44,497	(24,220)	20,277
Hungary	Barclays Bank PLC	500	1.00	(1)	3/20/17	20,825	(60,924)	(40,099)
Hungary	Goldman Sachs International	500	1.00	(1)	3/20/17	20,825	(60,214)	(39,389)
Lebanon	Barclays Bank PLC	200	1.00	(1)	12/20/14	1,500	(3,493)	(1,993)
Lebanon	Citibank NA	250	3.30		9/20/14	(4,552)	—	(4,552)
Lebanon	Citibank NA	100	1.00	(1)	12/20/14	749	(1,746)	(997)
Lebanon	Citibank NA	150	1.00	(1)	12/20/14	1,125	(2,567)	(1,442)
Lebanon	Citibank NA	200	1.00	(1)	12/20/14	1,499	(3,545)	(2,046)
Lebanon	Credit Suisse International	100	1.00	(1)	3/20/15	1,343	(1,961)	(618)
Lebanon	Credit Suisse International	300	1.00	(1)	3/20/15	4,029	(5,848)	(1,819)
Lebanon	Credit Suisse International	350	1.00	(1)	12/20/15	10,880	(12,702)	(1,822)
Lebanon	Credit Suisse International	1,000	1.00	(1)	12/20/15	31,086	(36,371)	(5,285)
Lebanon	Credit Suisse International	840	1.00	(1)	12/20/15	26,112	(32,024)	(5,912)
Lebanon	Deutsche Bank	100	1.00	(1)	3/20/15	1,343	(1,810)	(467)
Lebanon	Deutsche Bank	865	1.00	(1)	12/20/15	26,889	(32,804)	(5,915)
Lebanon	Deutsche Bank	1,140	1.00	(1)	12/20/15	35,437	(43,055)	(7,618)
Lebanon	Goldman Sachs International	2,471	1.00	(1)	6/20/18	288,344	(308,888)	(20,544)
Lebanon	Goldman Sachs International	215	5.00	(1)	12/20/18	(11,350)	12,465	1,115
Lebanon	Goldman Sachs International	199	5.00	(1)	12/20/18	(10,505)	10,671	166
Lebanon	HSBC Bank USA	1,250	1.00	(1)	12/20/17	123,068	(147,276)	(24,208)
Mexico	Bank of America	300	1.00	(1)	6/20/22	9,015	(16,771)	(7,756)

51

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Mexico	Bank of America	$680	1.00	%(1)	6/20/22	$20,434	$(43,192)	$(22,758)
Mexico	Deutsche Bank	300	1.00	(1)	6/20/22	9,015	(16,977)	(7,962)
Mexico	Deutsche Bank	350	1.00	(1)	6/20/22	10,518	(21,993)	(11,475)
Mexico	Deutsche Bank	480	1.00	(1)	6/20/22	14,424	(32,599)	(18,175)
Mexico	Deutsche Bank	700	1.00	(1)	6/20/22	21,035	(41,165)	(20,130)
Mexico	Goldman Sachs International	400	1.00	(1)	6/20/22	12,021	(22,638)	(10,617)
Mexico	Goldman Sachs International	500	1.00	(1)	6/20/22	15,025	(34,126)	(19,101)
Philippines	Bank of America	700	1.00	(1)	12/20/15	(11,261)	(6,480)	(17,741)
Philippines	Barclays Bank PLC	100	1.85		12/20/14	(2,171)	—	(2,171)
Philippines	Barclays Bank PLC	142	1.00	(1)	3/20/15	(1,738)	(1,140)	(2,878)
Philippines	Citibank NA	200	1.84		12/20/14	(4,317)	—	(4,317)
Philippines	Deutsche Bank	150	1.00	(1)	3/20/15	(1,836)	(1,308)	(3,144)
Philippines	HSBC Bank USA	600	1.00	(1)	9/20/15	(8,891)	(5,857)	(14,748)
Philippines	JPMorgan Chase Bank	142	1.00	(1)	3/20/15	(1,738)	(1,140)	(2,878)
Philippines	Standard Chartered Bank	4,900	1.00	(1)	3/20/16	(80,256)	(40,763)	(121,019)
Qatar	Barclays Bank PLC	1,991	1.00	(1)	12/20/18	(37,799)	33,522	(4,277)
Qatar	Barclays Bank PLC	700	1.00	(1)	9/20/23	662	592	1,254
Russia	Bank of America	1,210	1.00	(1)	9/20/17	13,550	(35,257)	(21,707)
Russia	Bank of America	2,220	1.00	(1)	9/20/17	24,861	(91,700)	(66,839)
Russia	Barclays Bank PLC	800	1.00	(1)	9/20/17	8,958	(35,225)	(26,267)
Russia	Citibank NA	730	1.00	(1)	9/20/17	8,174	(19,733)	(11,559)
Russia	Credit Suisse International	1,330	1.00	(1)	9/20/17	14,894	(55,390)	(40,496)
Russia	Deutsche Bank	1,962	1.00	(1)	6/20/18	42,037	(32,619)	9,418
Russia	Deutsche Bank	1,580	1.00	(1)	6/20/18	33,852	(25,948)	7,904
Russia	JPMorgan Chase Bank	420	1.00	(1)	9/20/17	4,703	(11,503)	(6,800)
Russia	JPMorgan Chase Bank	900	1.00	(1)	9/20/17	10,079	(24,337)	(14,258)
Russia	JPMorgan Chase Bank	1,163	1.00	(1)	6/20/18	24,918	(18,879)	6,039
Russia	JPMorgan Chase Bank	870	1.00	(1)	6/20/18	18,640	(14,496)	4,144
Russia	JPMorgan Chase Bank	500	1.00	(1)	6/20/18	10,712	(7,517)	3,195
Russia	Morgan Stanley & Co. International PLC	480	1.00	(1)	9/20/17	5,375	(13,317)	(7,942)
South Africa	Bank of America	300	1.00	(1)	12/20/19	17,112	(8,537)	8,575
South Africa	Bank of America	775	1.00	(1)	12/20/20	56,298	(21,304)	34,994
South Africa	Bank of America	525	1.00	(1)	12/20/20	38,137	(15,830)	22,307
South Africa	Bank of America	3,040	1.00	(1)	9/20/22	297,715	(191,384)	106,331
South Africa	Bank of America	2,600	1.00	(1)	9/20/22	254,624	(228,079)	26,545

52

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Bank of America	$920	1.00	%(1)	9/20/22	$90,098	$(64,144)	$25,954
South Africa	Bank of America	680	1.00	(1)	9/20/22	66,594	(45,267)	21,327
South Africa	Barclays Bank PLC	300	1.00	(1)	12/20/19	17,113	(9,869)	7,244
South Africa	Barclays Bank PLC	100	1.00	(1)	3/20/20	6,105	(2,551)	3,554
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/20	54,482	(21,771)	32,711
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/20	41,043	(15,474)	25,569
South Africa	Barclays Bank PLC	500	1.00	(1)	9/20/22	48,966	(37,660)	11,306
South Africa	Barclays Bank PLC	431	1.00	(1)	9/20/22	42,209	(34,818)	7,391
South Africa	BNP Paribas	1,140	1.00	(1)	9/20/22	111,643	(86,838)	24,805
South Africa	BNP Paribas	500	1.00	(1)	9/20/22	48,967	(38,694)	10,273
South Africa	Citibank NA	150	1.00	(1)	12/20/19	8,556	(5,610)	2,946
South Africa	Citibank NA	100	1.00	(1)	3/20/20	6,104	(3,981)	2,123
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	6,104	(2,797)	3,307
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	6,104	(3,403)	2,701
South Africa	Credit Suisse International	775	1.00	(1)	12/20/20	56,298	(22,651)	33,647
South Africa	Credit Suisse International	790	1.00	(1)	12/20/20	57,387	(24,263)	33,124
South Africa	Credit Suisse International	840	1.00	(1)	12/20/20	61,018	(31,708)	29,310
South Africa	Credit Suisse International	1,300	1.00	(1)	9/20/22	127,312	(118,415)	8,897
South Africa	Deutsche Bank	500	1.00	(1)	9/20/20	34,442	(19,579)	14,863
South Africa	Deutsche Bank	610	1.00	(1)	12/20/20	44,312	(17,411)	26,901
South Africa	Deutsche Bank	2,000	1.00	(1)	9/20/22	195,865	(174,365)	21,500
South Africa	Deutsche Bank	810	1.00	(1)	9/20/22	79,325	(70,922)	8,403
South Africa	Goldman Sachs International	815	1.00	(1)	12/20/20	59,203	(23,731)	35,472
South Africa	Goldman Sachs International	820	1.00	(1)	12/20/20	59,567	(24,264)	35,303
South Africa	Goldman Sachs International	510	1.00	(1)	9/20/22	49,945	(43,276)	6,669
South Africa	JPMorgan Chase Bank	100	1.00	(1)	12/20/19	5,704	(3,900)	1,804
South Africa	JPMorgan Chase Bank	100	1.00	(1)	12/20/19	5,705	(4,681)	1,024
South Africa	JPMorgan Chase Bank	100	1.00	(1)	3/20/20	6,104	(2,748)	3,356
South Africa	JPMorgan Chase Bank	100	1.00	(1)	3/20/20	6,104	(2,846)	3,258
South Africa	JPMorgan Chase Bank	100	1.00	(1)	3/20/20	6,105	(3,934)	2,171
South Africa	Nomura International PLC	5,000	1.00	(1)	9/20/22	489,662	(344,381)	145,281

53

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Nomura International PLC	$400	1.00	%(1)	9/20/22	$39,173	$(29,891)	$9,282
Spain	Barclays Bank PLC	167	1.00	(1)	9/20/20	10,880	(11,222)	(342)
Spain	Barclays Bank PLC	300	1.00	(1)	12/20/20	20,578	(21,870)	(1,292)
Spain	Barclays Bank PLC	700	1.00	(1)	12/20/20	48,017	(50,845)	(2,828)
Spain	Barclays Bank PLC	690	1.00	(1)	12/20/20	47,331	(51,062)	(3,731)
Spain	Citibank NA	300	1.00	(1)	3/20/20	17,383	(5,250)	12,133
Spain	Citibank NA	300	1.00	(1)	3/20/20	17,382	(10,811)	6,571
Spain	Deutsche Bank	300	1.00	(1)	3/20/20	17,382	(4,957)	12,425
Spain	Deutsche Bank	300	1.00	(1)	3/20/20	17,382	(10,811)	6,571
Spain	Deutsche Bank	550	1.00	(1)	6/20/20	33,874	(25,850)	8,024
Spain	Deutsche Bank	3,265	1.00	(1)	12/20/20	223,967	(207,213)	16,754
Spain	Deutsche Bank	670	1.00	(1)	12/20/20	45,960	(49,582)	(3,622)
Spain	Goldman Sachs International	193	1.00	(1)	9/20/20	12,575	(13,246)	(671)
Thailand	Barclays Bank PLC	400	0.97		9/20/19	3,902	—	3,902
Thailand	Citibank NA	400	0.86		12/20/14	(3,327)	—	(3,327)
Thailand	Citibank NA	200	0.95		9/20/19	2,178	—	2,178
Thailand	Goldman Sachs International	1,500	1.00	(1)	3/20/16	(20,937)	(5,960)	(26,897)
Thailand	JPMorgan Chase Bank	200	0.87		12/20/14	(1,689)	—	(1,689)
Tunisia	Barclays Bank PLC	350	1.00	(1)	9/20/17	30,341	(24,997)	5,344
Tunisia	Citibank NA	400	1.00	(1)	9/20/17	34,675	(29,938)	4,737
Tunisia	Deutsche Bank	600	1.00	(1)	6/20/17	48,060	(34,529)	13,531
Tunisia	Deutsche Bank	460	1.00	(1)	6/20/17	36,847	(27,943)	8,904
Tunisia	Goldman Sachs International	400	1.00	(1)	9/20/17	34,675	(25,217)	9,458
Tunisia	Goldman Sachs International	320	1.00	(1)	9/20/17	27,741	(21,234)	6,507
Tunisia	Goldman Sachs International	300	1.00	(1)	9/20/17	26,006	(20,941)	5,065
Tunisia	JPMorgan Chase Bank	410	1.00	(1)	9/20/17	35,542	(30,024)	5,518
Tunisia	Nomura International PLC	500	1.00	(1)	12/20/17	46,542	(42,319)	4,223
Uruguay	Citibank NA	100	1.00	(1)	6/20/20	5,406	(5,064)	342
Uruguay	Deutsche Bank	100	1.00	(1)	6/20/20	5,406	(4,945)	461
Venezuela	Barclays Bank PLC	510	5.00	(1)	6/20/18	80,584	(53,684)	26,900
Venezuela	Barclays Bank PLC	554	5.00	(1)	6/20/18	87,538	(60,882)	26,656
Venezuela	Citibank NA	292	5.00	(1)	6/20/18	46,139	(31,815)	14,324
Venezuela	Deutsche Bank	550	5.00	(1)	6/20/18	86,905	(59,582)	27,323
Venezuela	Deutsche Bank	285	5.00	(1)	6/20/23	65,183	(73,420)	(8,237)
iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC	1,272	1.00	(1)	6/20/18	1,028	(21,922)	(20,894)

54

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC	$2,197	1.00%(1)	6/20/18	$1,773	$(35,013)	$(33,240)
iTraxx Asia ex-Japan Investment Grade Index	Credit Suisse International	508	1.00(1)	6/20/18	408	(8,084)	(7,676)
iTraxx Asia ex-Japan Investment Grade Index	Deutsche Bank	307	1.00(1)	6/20/18	247	(5,328)	(5,081)
iTraxx Asia ex-Japan Investment Grade Index	Goldman Sachs International	369	1.00(1)	6/20/18	297	(6,719)	(6,422)
iTraxx Asia ex-Japan Investment Grade Index	Goldman Sachs International	1,855	1.00(1)	6/20/18	1,492	(33,320)	(31,828)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank	300	1.00(1)	6/20/18	241	(4,954)	(4,713)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank	344	1.00(1)	6/20/18	277	(5,386)	(5,109)
iTraxx Europe Senior Financials 5-Year Index	Goldman Sachs International	EUR 2,734	1.00(1)	12/20/18	27,414	(71,259)	(43,845)
iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR 444	5.00(1)	12/20/18	(96,685)	82,288	(14,397)
iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR 3,657	5.00(1)	12/20/18	(797,029)	687,539	(109,490)

					$5,412,892	$(4,830,764)	$582,128

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2013, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $37,462,000.

**	The contract annual fixed rate represents the annual fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR	–	Euro

55

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Total Return Swaps
Counterparty	Number of Contracts	Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Appreciation (Depreciation)

Citibank NA	N.A.	Total Return on GTQ 2,350,000 Banco de Guatemala, 0% due 12/3/13	3-month USD LIBOR-BBA + 50 bp on $290,020 (Notional Amount) plus Notional Amount at termination date	12/5/13	$4,726

Citibank NA	1,500,000	Positive Return on KOSPI 200 Index less 5bp	Negative Return on KOSPI 200 Index plus 5bp	12/12/13	7,584

Citibank NA	1,500,000	Positive Return on KOSPI 200 Index less 5bp	Negative Return on KOSPI 200 Index plus 5bp	12/12/13	5,430

Citibank NA	N.A.	Total Return on GTQ 3,449,000 Banco de Guatemala, 0%, due 6/3/14	3-month USD LIBOR-BBA + 50 bp on $422,468 (Notional Amount) plus Notional Amount at termination date	6/5/14	1,743

JPMorgan Chase Bank	40	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(2,327)

JPMorgan Chase Bank	120	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(4,810)

JPMorgan Chase Bank	110	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(5,871)

JPMorgan Chase Bank	120	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(6,696)

JPMorgan Chase Bank	180	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(7,876)

JPMorgan Chase Bank	430	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(20,155)

JPMorgan Chase Bank	1,220	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(70,626)

					$(98,878)

GTQ	–	Guatemalan Quetzal

Cross-Currency Swaps
Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)	Portfolio Pays Floating Rate on Notional Amount (000’s omitted)	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Bank of America	CLF 25	CLP 574,400	6-month Sinacofi Chile Interbank Rate	2.10%	5/10/18	$10,407

Bank of America	CLF 58	CLP 1,330,352	6-month Sinacofi Chile Interbank Rate	2.08	5/13/18	23,450

Bank of America	CLF 13	CLP 290,784	6-month Sinacofi Chile Interbank Rate	2.10	5/16/18	6,104

Bank of America	CLF 41	CLP 950,820	6-month Sinacofi Chile Interbank Rate	2.05	5/20/18	17,185

Citibank NA	CLF 11	CLP 242,680	6-month Sinacofi Chile Interbank Rate	2.01	5/20/18	3,451

Deutsche Bank	CLF 25	CLP 583,420	6-month Sinacofi Chile Interbank Rate	2.09	5/10/18	10,010

Deutsche Bank	CLF 73	CLP 1,685,450	6-month Sinacofi Chile Interbank Rate	2.05	5/13/18	25,332

Deutsche Bank	CLF 29	CLP 661,662	6-month Sinacofi Chile Interbank Rate	2.11	5/14/18	13,894

Deutsche Bank	CLF 21	CLP 471,301	6-month Sinacofi Chile Interbank Rate	2.00	5/20/18	6,249

						$116,082

CLF	–	Chilean Unidad de Fomento
CLP	–	Chilean Peso

56

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Written options activity for the year ended October 31, 2013 was as follows:

	Principal Amount of Contracts (000’s omitted)	Premiums Received

Outstanding, beginning of year	INR 1,806,700	$1,163,340
Options written	1,960,751	426,695
Options expired	(2,569,200)	(1,265,289)

Outstanding, end of year	INR 1,198,251	$324,746

INR	–	Indian Rupee

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, options on currencies and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including futures, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter written options, non-centrally cleared swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $8,097,029. The Portfolio may be required to pledge collateral in the form of cash or securities for the benefit of a counterparty if the net amount due to the counterparty exceeds a certain threshold. Collateral pledged for the benefit of a counterparty for over-the-counter derivatives is held in a segregated account by the Portfolio’s custodian. Securities pledged as collateral, if any, are identified in the Consolidated Portfolio of Investments. Cash pledged as collateral, if any, is included in restricted cash on the Consolidated Statement of Assets and Liabilities. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,949,914 at October 31, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including non-centrally cleared swap contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $14,352,355, with the highest amount from any one counterparty being $2,333,906. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio (and Subsidiary) has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio (and Subsidiary) or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $6,512,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered Portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered Portfolio.

57

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$—	$84,036	$—	$—
Net unrealized depreciation*	—	65,372	—	43,159	17,651
Receivable for open forward foreign currency exchange contracts	—	—	4,866,210	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	6,611,165	13,014	6,469	7,440,857	—

Total Asset Derivatives	$6,611,165	78,386	$4,956,715	$7,484,016	17,651

Written options outstanding, at value	$—	$—	$(410,102)	$—	$—
Net unrealized depreciation*	—	—	—	(1,239,746)	—
Payable for open forward foreign currency exchange contracts	—	—	(3,989,149)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(1,768,949)	(118,361)	—	(2,223,317)	—

Total Liability Derivatives	$(1,768,949)	$(118,361)	$(4,399,251)	$(3,463,063)	$—

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts in the Futures Contracts table and Centrally Cleared Swaps table above. Only the current day’s variation margin on open futures contracts and centrally cleared swaps contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Consolidated Statement of Operations Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) —
Investment transactions	$—	$(165,765)	$(845,169)	$—	$(587,640)
Futures contracts	—	22,545	—	(106,241)	957,389
Written options	—	—	1,265,288	—	—
Swap contracts	(5,460,374)	(4,266)	(1,150)	4,748,025	—
Forward commodity contracts	—	—	—	—	58,391

Foreign currency and forward foreign currency exchange contract transactions	—	—	(7,227,940)	—	—

Total	$(5,460,374)	$(147,486)	$(6,808,971)	$4,641,784	$428,140

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(829,827)	$—	$6,640
Futures contracts	—	12,430	—	(656,754)	116,937
Written options	—	—	(725,537)	—	—
Swap contracts	1,891,878	(105,347)	6,469	(5,263,000)	—

Foreign currency and forward foreign currency exchange contracts	—	—	3,711,154	—	—

Total	$1,891,878	$(92,917)	$2,162,259	$(5,919,754)	$123,577

58

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $42,020,000, $440,000, $697,792,000 and $584,135,000, respectively.

The average principal amount of purchased currency options contracts, average number of purchased index options contracts and average number of purchased commodity options contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $79,875,000, 98 contracts and 64 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

59

Emerging Markets Local Income Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$467,453,449	$—	$467,453,449
Common Stocks	316,406	934,909 *	—	1,251,315
Precious Metals	6,936,091	—	—	6,936,091
Currency Call Options Purchased	—	46,786	—	46,786
Currency Put Options Purchased	—	37,250	—	37,250
Short-Term Investments —
Foreign Government Securities	—	55,205,336	—	55,205,336
U.S. Treasury Obligations	—	7,899,668	—	7,899,668
Repurchase Agreements	—	28,539,051	—	28,539,051
Other	—	2,727,888	—	2,727,888

Total Investments	$7,252,497	$562,844,337	$—	$570,096,834

Forward Foreign Currency Exchange Contracts	$—	$4,866,210	$—	$4,866,210
Swap Contracts	—	14,114,664	—	14,114,664
Futures Contracts	83,023	—	—	83,023

Total	$7,335,520	$581,825,211	$—	$589,160,731

Liability Description

Currency Put Options Written	$—	$(410,102)	$—	$(410,102)
Securities Sold Short	—	(27,727,943)	—	(27,727,943)
Forward Foreign Currency Exchange Contracts	—	(3,989,149)	—	(3,989,149)
Swap Contracts	—	(4,578,467)	—	(4,578,467)
Futures Contracts	(771,906)	—	—	(771,906)

Total	$(771,906)	$(36,705,661)	$—	$(37,477,567)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

60

Emerging Markets Local Income Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Emerging Markets Local Income Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio and subsidiary as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2013

61

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2007

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

62

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2007

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2007

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust and Vice President of the Portfolio	President of the Trust since 2013 and Vice President of the Portfolio since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael A. Cirami 1975	President of the Portfolio	Since 2012	Vice President of EVM and BMR.

63

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

64

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

65

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Investment Adviser of Emerging Markets Local Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040-12/13	EMISRC

Eaton Vance

Floating-Rate Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Floating-Rate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 51

Federal Tax Information	20

Management and Organization	52

Important Notices	55

Eaton Vance

Floating-Rate Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Interest rates fell during the first six months of the fiscal year ended October 31, 2013, driven by highly accommodative monetary policies instituted by central banks around the world. In late 2012, the U.S. Federal Reserve (the Fed) augmented its soon-to-expire Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds, with outright purchases of $45 billion of Treasurys each month. This was in addition to the monthly purchase of approximately $40 billion of agency mortgage-backed securities that it had begun in September 2012. These actions combined to put continuing downward pressure on long-term bond yields.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

The Fed subsequently tried to temper its comments and calm the markets, which moderated the outflows in most fixed-income asset classes. Bonds rallied in September 2013 after the Fed surprised the markets again by postponing the tapering of QE that many investors had thought was imminent. But as the mid-October deadline for Congress to increase the nation’s debt ceiling approached without an agreement, Treasury rates rose briefly, as investors worried that U.S. sovereign debt could go into default, and then settled back after legislators approved an extension.

In contrast with the interest-rate volatility experienced during the 12-months ended October 31, 2013, economic factors affecting U.S. credit markets were generally positive throughout the period: unemployment declined, corporate cash flows remained strong and the housing market appeared to have finally turned the corner toward recovery.

Against this backdrop, the Barclays U.S. Aggregate Bond Index2, a broad measure of the U.S. investment-grade bond market, declined 1.08% for the 12-month period as the adverse effect of rising bond yields more than offset an improving credit environment. Performance varied among various fixed-income sectors. In general, longer-maturity issues, being more sensitive to rising interest rates and the fact that long-term rates rose more than short-term rates, performed worse than shorter-maturity issues. And amid a modest economic recovery, relatively strong corporate cash flows and an accommodative Fed that seemed to encourage investors to take on more risk, lower credit quality bonds generally outperformed higher-quality issues.

The U.S. floating-rate loan market generated solid results for the 12-month period ended October 31, 2013, as measured by the 5.43% return of the S&P/LSTA Leveraged Loan Index (the Index), a broad barometer of the asset class. The default rate in the market increased during the fiscal year but remained well below longer-term averages, ending October 31, 2013 at 2.31% by principal amount on a last-12-months basis, according to S&P/Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Floating-Rate Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 4.55%. By comparison, the Fund’s benchmark, the Index, gained 5.43% during the period.

The Fund’s relative quality positioning served as a headwind during the year. Across ratings7 tiers, loans rated BB, B and CCC within the Index earned total returns of 4.05%, 5.33% and 12.51%, respectively. The Fund’s underweighting to segments rated CCC and B, and relative overweight to loans rated BB, detracted from the Fund’s performance relative to the Index for the year.

In addition, a modest exposure to the European leveraged loan market contributed to relative performance versus the Index. In terms of industry selection, underweight exposure to the utilities sector — which trailed the overall market — was the biggest contributor to results relative to the Index. In contrast, underweight exposure to the radio & television sector detracted from relative performance versus the Index, as this sector outpaced the overall market.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2013

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	02/07/2001	02/07/2001	4.69%	10.18%	4.09%
Class A at NAV	05/05/2003	02/07/2001	4.55	10.19	4.09
Class A with 2.25% Maximum Sales Charge	—	—	2.17	9.68	3.85
Class B at NAV	02/05/2001	02/05/2001	3.80	9.36	3.31
Class B with 5% Maximum Sales Charge	—	—	-1.20	9.07	3.31
Class C at NAV	02/01/2001	02/01/2001	3.92	9.38	3.32
Class C with 1% Maximum Sales Charge	—	—	2.92	9.38	3.32
Class I at NAV	01/30/2001	01/30/2001	4.84	10.45	4.35
S&P/LSTA Leveraged Loan Index	—	—	5.43%	11.47%	5.29%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
	1.02%	1.02%	1.77%	1.77%	0.77%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2003	$14,933	N.A.
Class B	$10,000	10/31/2003	$13,854	N.A.
Class C	$10,000	10/31/2003	$13,869	N.A.
Class I	$250,000	10/31/2003	$382,657	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2013

Fund Profile5

Top 10 Issuers (% of total investments)[6]

Dell Inc.	1.2%

Alliance Boots Holdings Limited	1.1

Asurion LLC	1.0

H.J. Heinz Company	1.0

Valeant Pharmaceuticals International, Inc.	0.9

Hilton Worldwide Finance, LLC	0.9

Virgin Media Investment Holdings Limited	0.9

Aramark Corporation	0.8

UPC Financing Partnership	0.8

SunGard Data Systems, Inc.	0.8

Total	9.4%

Top 10 Sectors (% of total investments)[6]

Health Care	9.2%

Business Equipment and Services	8.1

Electronics/Electrical	7.5

Food Products	4.7

Retailers (Except Food and Drug)	4.6

Cable and Satellite Television	4.3

Chemicals and Plastics	4.2

Leisure Goods/Activities/Movies	4.0

Financial Intermediaries	3.9

Food Service	3.8

Total	54.3%

Credit Quality (% of loan holdings)[7]

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.
[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,012.40	$4.97	0.98%
Class A	$1,000.00	$1,011.50	$4.97	0.98%
Class B	$1,000.00	$1,007.50	$8.80	1.74%
Class C	$1,000.00	$1,008.60	$8.76	1.73%
Class I	$1,000.00	$1,012.60	$3.70	0.73%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.30	$4.99	0.98%
Class A	$1,000.00	$1,020.30	$4.99	0.98%
Class B	$1,000.00	$1,016.40	$8.84	1.74%
Class C	$1,000.00	$1,016.50	$8.79	1.73%
Class I	$1,000.00	$1,021.50	$3.72	0.73%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Floating Rate Portfolio, at value (identified cost, $14,115,573,569)	$14,200,886,922
Receivable for Fund shares sold	75,797,899
Total assets	$14,276,684,821

Liabilities
Payable for Fund shares redeemed	$60,789,020
Distributions payable	16,615,658
Payable to affiliates:
Administration fee	1,781,657
Distribution and service fees	1,616,397
Trustees’ fees	42
Accrued expenses	1,250,180
Total liabilities	$82,052,954
Net Assets	$14,194,631,867

Sources of Net Assets
Paid-in capital	$14,314,582,047
Accumulated net realized loss from Portfolio	(211,806,749)
Accumulated undistributed net investment income	6,543,216
Net unrealized appreciation from Portfolio	85,313,353
Total	$14,194,631,867

Advisers Class Shares
Net Assets	$671,735,502
Shares Outstanding	73,266,104
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.17

Class A Shares
Net Assets	$2,674,353,910
Shares Outstanding	282,038,835
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.48
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.70

Class B Shares
Net Assets	$23,142,881
Shares Outstanding	2,528,508
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.15

Class C Shares
Net Assets	$1,065,313,250
Shares Outstanding	116,337,484
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.16

Class I Shares
Net Assets	$9,760,086,324
Shares Outstanding	1,063,977,165
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.17

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest and other income allocated from Portfolio (net of foreign taxes, $35,163)	$513,584,785
Dividends allocated from Portfolio	1,133,694
Expenses allocated from Portfolio	(57,747,055)
Total investment income from Portfolio	$456,971,424

Expenses
Administration fee	$16,539,425
Distribution and service fees
Advisers Class	1,392,048
Class A	5,172,791
Class B	236,496
Class C	9,029,868
Trustees’ fees and expenses	500
Custodian fee	37,964
Transfer and dividend disbursing agent fees	5,857,963
Legal and accounting services	113,358
Printing and postage	513,507
Registration fees	490,117
Miscellaneous	55,083
Total expenses	$39,439,120

Net investment income	$417,532,304

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$46,085,137
Swap contracts	(3,335,785)
Foreign currency and forward foreign currency exchange contract transactions	(20,308,284)
Net realized gain	$22,441,068
Change in unrealized appreciation (depreciation) —
Investments	$45,131,317
Swap contracts	3,123,950
Foreign currency and forward foreign currency exchange contracts	(5,408,338)
Net change in unrealized appreciation (depreciation)	$42,846,929

Net realized and unrealized gain	$65,287,997

Net increase in net assets from operations	$482,820,301

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$417,532,304	$333,944,851
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	22,441,068	44,411,165
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	42,846,929	160,822,405
Net increase in net assets from operations	$482,820,301	$539,178,421
Distributions to shareholders —
From net investment income
Advisers Class	$(20,587,354)	$(20,585,388)
Class A	(76,134,862)	(62,390,589)
Class B	(704,213)	(1,130,752)
Class C	(26,579,217)	(26,894,967)
Class I	(293,086,846)	(221,889,919)
Total distributions to shareholders	$(417,092,492)	$(332,891,615)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$358,563,769	$157,689,418
Class A	1,579,094,932	527,302,015
Class B	4,417,489	1,647,996
Class C	401,025,469	133,094,618
Class I	7,101,699,144	2,142,614,643
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	20,022,649	19,661,046
Class A	65,546,060	56,070,258
Class B	634,884	942,089
Class C	20,761,468	20,295,552
Class I	132,265,964	78,063,837
Cost of shares redeemed
Advisers Class	(230,383,205)	(162,838,764)
Class A	(608,310,715)	(464,571,888)
Class B	(3,703,952)	(7,137,703)
Class C	(152,469,190)	(166,621,878)
Class I	(2,391,962,924)	(2,585,556,155)
Net asset value of shares exchanged
Class A	3,732,978	12,055,754
Class B	(3,732,978)	(12,055,754)
Net increase (decrease) in net assets from Fund share transactions	$6,297,201,842	$(249,344,916)

Net increase (decrease) in net assets	$6,362,929,651	$(43,058,110)

Net Assets
At beginning of year	$7,831,702,216	$7,874,760,326
At end of year	$14,194,631,867	$7,831,702,216

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$6,543,216	$(7,626,836)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2013

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.090	$8.850	$8.880	$8.450	$7.000

Income (Loss) From Operations
Net investment income(1)	$0.339	$0.382	$0.342	$0.345	$0.362
Net realized and unrealized gain (loss)	0.081	0.239	(0.018)	0.488	1.442

Total income from operations	$0.420	$0.621	$0.324	$0.833	$1.804

Less Distributions
From net investment income	$(0.340)	$(0.381)	$(0.341)	$(0.404)	$(0.356)
Tax return of capital	—	—	(0.013)	—	—

Total distributions	$(0.340)	$(0.381)	$(0.354)	$(0.404)	$(0.356)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.001	$0.002

Net asset value — End of year	$9.170	$9.090	$8.850	$8.880	$8.450

Total Return(4)	4.69%	7.16%	3.68%	10.08%	26.83%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$671,736	$519,542	$492,206	$432,169	$355,499
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.99%	1.02%	1.01%	1.05%	1.12%
Net investment income	3.70%	4.26%	3.82%	3.96%	4.95%
Portfolio Turnover of the Portfolio	32%	42%	56%	39%	35%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2013

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.410	$9.160	$9.180	$8.740	$7.240

Income (Loss) From Operations
Net investment income(1)	$0.348	$0.395	$0.355	$0.356	$0.372
Net realized and unrealized gain (loss)	0.074	0.248	(0.010)	0.499	1.494

Total income from operations	$0.422	$0.643	$0.345	$0.855	$1.866

Less Distributions
From net investment income	$(0.352)	$(0.393)	$(0.352)	$(0.416)	$(0.368)
Tax return of capital	—	—	(0.013)	—	—

Total distributions	$(0.352)	$(0.393)	$(0.365)	$(0.416)	$(0.368)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.001	$0.002

Net asset value — End of year	$9.480	$9.410	$9.160	$9.180	$8.740

Total Return(4)	4.55%	7.17%	3.79%	10.00%	27.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,674,354	$1,620,675	$1,450,518	$1,160,014	$946,191
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.99%	1.02%	1.01%	1.04%	1.12%
Net investment income	3.68%	4.26%	3.83%	3.96%	4.90%
Portfolio Turnover of the Portfolio	32%	42%	56%	39%	35%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.080	$8.840	$8.860	$8.440	$6.990

Income (Loss) From Operations
Net investment income(1)	$0.273	$0.312	$0.275	$0.280	$0.315
Net realized and unrealized gain (loss)	0.069	0.241	(0.007)	0.479	1.436

Total income from operations	$0.342	$0.553	$0.268	$0.759	$1.751

Less Distributions
From net investment income	$(0.272)	$(0.313)	$(0.277)	$(0.340)	$(0.303)
Tax return of capital	—	—	(0.011)	—	—

Total distributions	$(0.272)	$(0.313)	$(0.288)	$(0.340)	$(0.303)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.001	$0.002

Net asset value — End of year	$9.150	$9.080	$8.840	$8.860	$8.440

Total Return(4)	3.80%	6.36%	3.04%	9.17%	25.96%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,143	$25,325	$41,084	$55,067	$66,309
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.74%	1.77%	1.76%	1.80%	1.88%
Net investment income	2.98%	3.49%	3.08%	3.23%	4.38%
Portfolio Turnover of the Portfolio	32%	42%	56%	39%	35%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.080	$8.840	$8.870	$8.440	$6.990

Income (Loss) From Operations
Net investment income(1)	$0.269	$0.314	$0.276	$0.279	$0.308
Net realized and unrealized gain (loss)	0.083	0.239	(0.018)	0.491	1.443

Total income from operations	$0.352	$0.553	$0.258	$0.770	$1.751

Less Distributions
From net investment income	$(0.272)	$(0.313)	$(0.277)	$(0.341)	$(0.303)
Tax return of capital	—	—	(0.011)	—	—

Total distributions	$(0.272)	$(0.313)	$(0.288)	$(0.341)	$(0.303)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.001	$0.002

Net asset value — End of year	$9.160	$9.080	$8.840	$8.870	$8.440

Total Return(4)	3.92%	6.36%	2.92%	9.29%	25.96%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,065,313	$789,512	$782,241	$733,767	$618,351
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.74%	1.77%	1.76%	1.80%	1.87%
Net investment income	2.94%	3.51%	3.08%	3.21%	4.22%
Portfolio Turnover of the Portfolio	32%	42%	56%	39%	35%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.100	$8.860	$8.880	$8.450	$7.000

Income (Loss) From Operations
Net investment income(1)	$0.359	$0.403	$0.366	$0.363	$0.372
Net realized and unrealized gain (loss)	0.075	0.240	(0.011)	0.491	1.450

Total income from operations	$0.434	$0.643	$0.355	$0.854	$1.822

Less Distributions
From net investment income	$(0.364)	$(0.403)	$(0.361)	$(0.425)	$(0.374)
Tax return of capital	—	—	(0.014)	—	—

Total distributions	$(0.364)	$(0.403)	$(0.375)	$(0.425)	$(0.374)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.001	$0.002

Net asset value — End of year	$9.170	$9.100	$8.860	$8.880	$8.450

Total Return(4)	4.84%	7.41%	4.04%	10.34%	27.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,760,086	$4,876,648	$5,108,712	$2,794,104	$879,161
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.74%	0.77%	0.76%	0.79%	0.87%
Net investment income	3.91%	4.50%	4.09%	4.16%	4.99%
Portfolio Turnover of the Portfolio	32%	42%	56%	39%	35%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (85.3% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $198,728,203 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($137,194,407), October 31, 2017 ($32,557,773) and October 31, 2018 ($28,976,023). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $53,647,679 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

15

Eaton Vance

Floating-Rate Fund

October 31, 2013

Notes to Financial Statements — continued

H   Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$417,092,492	$332,891,615

During the year ended October 31, 2013, accumulated net realized loss was decreased by $32,565,737, accumulated undistributed net investment income was increased by $13,730,240 and paid-in capital was decreased by $46,295,977 due to differences between book and tax accounting, primarily for swap contracts, mixed straddles and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$23,020,707
Capital loss carryforward	$(198,728,203)
Net unrealized appreciation	$72,372,974
Other temporary differences	$(16,615,658)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, defaulted bond interest and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2013, the administration fee amounted to $16,539,425. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $349,768 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $243,730 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets

16

Eaton Vance

Floating-Rate Fund

October 31, 2013

Notes to Financial Statements — continued

attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $1,392,048 for Advisers Class shares and $5,172,791 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $177,372 and $6,772,401 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $59,124 and $2,257,467 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $139,000, $23,000 and $127,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $6,141,048,080 and $287,929,699, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2013	2012

Sales	39,131,654	17,543,503
Issued to shareholders electing to receive payments of distributions in Fund shares	2,185,806	2,190,892
Redemptions	(25,179,505)	(18,198,506)

Net increase	16,137,955	1,535,889

	Year Ended October 31,
Class A	2013	2012

Sales	166,611,082	56,750,130
Issued to shareholders electing to receive payments of distributions in Fund shares	6,919,770	6,040,041
Redemptions	(64,191,460)	(50,194,747)
Exchange from Class B shares	394,058	1,302,567

Net increase	109,733,450	13,897,991

17

Eaton Vance

Floating-Rate Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2013	2012

Sales	483,119	185,443
Issued to shareholders electing to receive payments of distributions in Fund shares	69,452	105,264
Redemptions	(405,270)	(800,251)
Exchange to Class A shares	(408,258)	(1,349,188)

Net decrease	(260,957)	(1,858,732)

	Year Ended October 31,
Class C	2013	2012

Sales	43,813,965	14,838,143
Issued to shareholders electing to receive payments of distributions in Fund shares	2,268,844	2,264,371
Redemptions	(16,666,483)	(18,642,279)

Net increase (decrease)	29,416,326	(1,539,765)

	Year Ended October 31,
Class I	2013	2012

Sales	774,580,068	238,765,116
Issued to shareholders electing to receive payments of distributions in Fund shares	14,433,181	8,691,160
Redemptions	(260,983,390)	(288,207,256)

Net increase (decrease)	528,029,859	(40,750,980)

18

Eaton Vance

Floating-Rate Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2013

19

Eaton Vance

Floating-Rate Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments

Senior Floating-Rate Interests — 91.8%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.8%
Alliant Techsystems Inc.
Term Loan, Maturing October 15, 2020(2)	5,000	$5,037,500
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	6,808	6,807,937
Beechcraft Holdings, LLC
Term Loan, 5.75%, Maturing February 14, 2020	21,355	21,586,339
Booz Allen Hamilton Inc.
Term Loan, 3.75%, Maturing July 31, 2019	15,762	15,783,214
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing October 29, 2018	9,358	9,433,722
Term Loan, 6.25%, Maturing November 2, 2018	4,242	4,276,621
Ducommun Incorporated
Term Loan, 5.00%, Maturing June 28, 2017	4,956	5,014,839
IAP Worldwide Services, Inc.
Term Loan, 10.00%, Maturing December 31, 2015(3)	28,176	13,383,516
Sequa Corporation
Term Loan, 5.25%, Maturing December 19, 2017	24,007	24,243,354
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	93,105	93,144,248
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	11,345	10,905,549
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	87,456	87,689,425

		$297,306,264

Air Transport — 0.0%(4)
Evergreen International Aviation, Inc.
Term Loan, 0.00%, Maturing June 30, 2015(3)(5)	1,243	$994,199

		$994,199

Automotive — 3.2%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	20,499	$20,729,235
Allison Transmission, Inc.
Term Loan, 3.18%, Maturing August 7, 2017	20,995	21,099,646
Term Loan, 3.75%, Maturing August 23, 2019	42,867	43,221,552
ASP HHI Acquisition Co., Inc.
Term Loan, 5.00%, Maturing October 5, 2018	35,400	35,754,000
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017	5,818	5,792,173
Chrysler Group LLC
Term Loan, 4.25%, Maturing May 24, 2017	79,270	80,089,493

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Federal-Mogul Corporation
Term Loan, 2.12%, Maturing December 29, 2014		36,241	$35,930,338
Term Loan, 2.12%, Maturing December 28, 2015		34,148	33,855,134
Ford Motor Company
Revolving Loan, 0.25%, Maturing November 30, 2017(6)		4,852	4,712,899
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019		76,025	76,856,561
Metaldyne Company LLC
Term Loan, 5.00%, Maturing December 18, 2018		24,672	24,867,555
Term Loan, 6.50%, Maturing December 18, 2018	EUR	5,459	7,467,201
Remy International, Inc.
Term Loan, 4.25%, Maturing March 5, 2020		5,222	5,260,975
Schaeffler AG
Term Loan, 3.25%, Maturing April 22, 2016	EUR	15,456	21,011,061
Term Loan, 4.25%, Maturing January 27, 2017		11,625	11,713,583
Term Loan, 4.75%, Maturing January 27, 2017	EUR	958	1,313,272
Tomkins LLC
Term Loan, 3.75%, Maturing September 29, 2016		23,302	23,412,304
Tower Automotive Holdings USA, LLC
Term Loan, 4.75%, Maturing April 23, 2020		17,568	17,821,016
UCI International, Inc.
Term Loan, 5.50%, Maturing July 26, 2017		3,367	3,388,265
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017		52,175	52,001,474

			$526,297,737

Beverage and Tobacco — 0.4%
Constellation Brands, Inc.
Term Loan, 2.75%, Maturing June 5, 2020		8,796	$8,799,048
Oak Leaf B.V.
Term Loan, 4.50%, Maturing September 24, 2018	EUR	43,075	59,033,348

			$67,832,396

Building and Development — 1.0%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		30,675	$30,762,332
Armstrong World Industries, Inc.
Term Loan, 3.50%, Maturing March 16, 2020		12,985	13,035,468
Capital Automotive L.P.
Term Loan, 4.00%, Maturing April 10, 2019		7,282	7,329,659
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020		13,650	13,667,063

21	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019	10,625	$10,346,094
Preferred Proppants, LLC
Term Loan, 0.00%, Maturing December 15, 2016(5)	8,446	5,743,535
Quikrete Holdings, Inc.
Term Loan, Maturing September 25, 2020(2)	21,450	21,568,661
Term Loan - Second Lien, Maturing March 26, 2021(2)	1,750	1,790,469
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	20,928	20,946,908
Realogy Corporation
Term Loan, 4.45%, Maturing October 10, 2016	597	597,924
Term Loan, 4.50%, Maturing March 5, 2020	20,328	20,561,151
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	8,430	8,472,101
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	6,757	6,798,980

		$161,620,345

Business Equipment and Services — 8.2%
Acosta, Inc.
Term Loan, 4.25%, Maturing March 2, 2018	59,719	$60,005,362
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 18, 2017	45,969	46,235,248
Affinion Group, Inc.
Term Loan, 6.50%, Maturing October 10, 2016	4,747	4,702,776
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017	18,843	18,968,365
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015	4,678	4,642,623
Term Loan, 5.00%, Maturing February 21, 2015	30,020	29,359,874
Altisource Solutions S.a.r.l.
Term Loan, 5.75%, Maturing November 27, 2019	16,468	16,602,217
Audio Visual Services Group, Inc.
Term Loan, 6.75%, Maturing November 9, 2018	12,474	12,692,295
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020	21,123	21,070,093
BAR/BRI Review Courses, Inc.
Term Loan, 5.25%, Maturing July 17, 2019	6,972	7,019,924
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.25%, Maturing October 23, 2018	1,801	1,809,266
Term Loan, 6.25%, Maturing October 23, 2018	7,505	7,538,610
Brickman Group Holdings Inc.
Term Loan, 3.26%, Maturing October 14, 2016	5,075	5,103,292
Term Loan, 4.00%, Maturing September 28, 2018	8,401	8,460,915

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017		15,908	$15,958,029
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		17,635	17,660,542
Ceridian Corp.
Term Loan, 4.42%, Maturing May 9, 2017		23,075	23,202,397
ClientLogic Corporation
Term Loan, 6.88%, Maturing January 30, 2017	EUR	2,912	3,735,907
Term Loan, 7.00%, Maturing January 30, 2017		9,682	9,682,350
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017		7,802	7,860,971
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		40,717	40,564,747
Education Management LLC
Revolving Loan, Maturing June 1, 2015(2)		12,500	11,312,500
Term Loan, 4.25%, Maturing June 1, 2016		3,146	3,026,624
Term Loan, 8.25%, Maturing March 29, 2018		26,200	26,200,394
EIG Investors Corp.
Term Loan, 6.25%, Maturing November 11, 2019		37,435	37,653,301
Term Loan - Second Lien, 10.25%, Maturing May 8, 2020		6,725	6,834,281
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		36,113	36,278,903
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		27,708	28,123,869
Garda World Security Corp.
Term Loan, 5.75%, Maturing November 13, 2019		4,183	4,195,821
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 4.00%, Maturing February 7, 2020		26,633	26,561,147
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		33,636	33,757,338
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 31, 2019		13,709	13,822,859
IMS Health Incorporated
Term Loan, 3.75%, Maturing September 1, 2017		38,206	38,462,414
Term Loan, 4.25%, Maturing September 1, 2017	EUR	38,544	52,778,342
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		22,676	22,827,381
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020		38,713	38,922,362
Term Loan - Second Lien, 8.25%, Maturing May 21, 2021		5,500	5,543,544
ISS Holdings A/S
Term Loan, 3.75%, Maturing April 30, 2018		10,175	10,209,480

22	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Ista International GmbH
Term Loan, 4.23%, Maturing April 30, 2020	EUR	161	$220,529
Term Loan, 4.23%, Maturing April 30, 2020	EUR	275	376,955
Term Loan, 4.23%, Maturing April 30, 2020	EUR	2,101	2,880,785
Term Loan, 4.23%, Maturing June 1, 2020	EUR	4,264	5,846,753
Jason Incorporated
Term Loan, 5.00%, Maturing February 28, 2019		9,680	9,691,731
KAR Auction Services, Inc.
Term Loan, 3.75%, Maturing May 19, 2017		33,056	33,267,131
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		43,566	43,865,403
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		13,275	13,728,567
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		23,309	23,251,066
MEI Conlux Holdings (US), Inc.
Term Loan, 5.00%, Maturing August 21, 2020		7,950	7,954,969
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		25,977	26,225,864
National CineMedia, LLC
Term Loan, 2.92%, Maturing November 26, 2019		5,658	5,649,272
Nuance Communications, Inc.
Term Loan, 2.92%, Maturing August 7, 2019		6,983	6,983,226
Pacific Industrial Services US Finco LLC
Term Loan, 5.00%, Maturing October 2, 2018		24,925	25,080,781
Term Loan - Second Lien, 8.75%, Maturing April 2, 2019		3,000	3,046,875
Quintiles Transnational Corp.
Term Loan, 4.00%, Maturing June 8, 2018		78,378	78,769,014
Term Loan, 4.50%, Maturing June 8, 2018		3,813	3,817,680
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		1,939	1,936,440
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017		22,063	21,732,206
Term Loan, 4.43%, Maturing January 31, 2017		33,713	33,211,153
SunGard Data Systems, Inc.
Term Loan, 3.92%, Maturing February 28, 2017		14,691	14,746,173
Term Loan, 4.50%, Maturing January 31, 2020		13,722	13,838,887
Term Loan, 4.00%, Maturing March 9, 2020		98,571	99,541,107
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		13,794	13,943,880
TransUnion, LLC
Term Loan, 4.25%, Maturing February 10, 2019		35,128	35,358,498
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		1,594	1,607,452
Term Loan, 6.00%, Maturing July 28, 2017		8,141	8,212,358

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.25%, Maturing February 21, 2019		5,870	$5,899,852
Term Loan, 5.28%, Maturing February 21, 2019	CAD	4,975	4,795,353
West Corporation
Term Loan, 3.75%, Maturing June 29, 2018		59,963	60,239,865

			$1,365,106,188

Cable and Satellite Television — 4.0%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019		11,639	$11,645,977
Bragg Communications Incorporated
Term Loan, 3.50%, Maturing February 28, 2018		7,166	7,197,476
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		62,604	62,745,021
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		21,047	20,877,441
Term Loan, 3.00%, Maturing January 4, 2021		27,995	27,773,300
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		9,854	9,844,210
CSC Holdings, Inc.
Term Loan, 2.67%, Maturing April 17, 2020		53,341	52,964,616
Lavena Holding 3 GMBH
Term Loan, 4.09%, Maturing March 6, 2017	EUR	14,138	19,269,831
Term Loan, 4.09%, Maturing March 6, 2017	EUR	14,186	19,334,978
Term Loan, Maturing March 6, 2017(2)	EUR	445	607,059
MCC Iowa LLC
Term Loan, 1.89%, Maturing January 30, 2015		7,341	7,298,057
Term Loan, 1.89%, Maturing January 30, 2015		7,460	7,416,486
Term Loan, 3.25%, Maturing January 29, 2021		18,479	18,420,942
Media Holdco, LP
Revolving Loan, 0.50%, Maturing January 22, 2018(6)		5,500	4,901,600
Term Loan, 7.25%, Maturing July 24, 2018		13,257	13,323,624
Mediacom Illinois, LLC
Term Loan, 1.64%, Maturing January 30, 2015		18,548	18,447,052
Term Loan, 4.50%, Maturing October 23, 2017		10,170	10,182,374
P7S1 Broadcasting Holding II B.V.
Term Loan, 2.97%, Maturing July 3, 2018	EUR	3,429	4,672,623
Sterling Entertainment Enterprises, LLC
Term Loan, 3.17%, Maturing December 28, 2017		11,575	11,355,075
UPC Financing Partnership
Term Loan, 4.00%, Maturing January 29, 2021		9,250	9,325,156
Term Loan, 3.88%, Maturing March 26, 2021	EUR	74,790	102,355,481
Term Loan, 3.25%, Maturing June 30, 2021		21,354	21,278,522

23	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Investment Holdings Limited
Term Loan, 4.50%, Maturing June 5, 2020	GBP	27,575	$44,651,935
Term Loan, 3.50%, Maturing June 8, 2020		104,025	104,097,193
WaveDivision Holdings, LLC
Term Loan, 4.00%, Maturing October 15, 2019		7,171	7,188,740
YPSO Holding SA
Term Loan, 5.13%, Maturing June 6, 2016	EUR	2,911	3,971,581
Term Loan, 5.13%, Maturing June 6, 2016	EUR	9,874	13,473,423
Term Loan, 5.13%, Maturing June 6, 2016	EUR	10,739	14,654,036
Term Loan, 5.13%, Maturing December 29, 2017	EUR	11,703	15,909,609
Term Loan, Maturing December 29, 2017(2)	EUR	4,000	5,477,161

			$670,660,579

Chemicals and Plastics — 3.7%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.75%, Maturing August 31, 2019	EUR	6,459	$8,802,333
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		5,420	5,463,731
Term Loan, 4.50%, Maturing October 3, 2019		10,446	10,530,424
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 29, 2020		47,606	47,922,646
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.75%, Maturing February 3, 2020		80,362	81,303,754
Term Loan, 5.25%, Maturing February 3, 2020	EUR	3,980	5,482,198
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017		13,201	13,329,434
Chemtura Corporation
Term Loan, 3.50%, Maturing August 29, 2016		8,305	8,366,858
Eagle Spinco Inc.
Term Loan, 3.50%, Maturing January 27, 2017		3,958	3,983,712
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		8,865	8,931,795
General Chemical Corporation
Term Loan, 5.02%, Maturing October 6, 2015		3,260	3,297,040
Huntsman International, LLC
Term Loan, 2.44%, Maturing June 30, 2016		2,285	2,288,469
Term Loan, 2.72%, Maturing April 19, 2017		16,358	16,380,887
Term Loan, Maturing January 31, 2021(2)		36,275	36,360,029
Ineos Finance PLC
Term Loan, 4.25%, Maturing May 4, 2018	EUR	18,598	25,387,247
Ineos US Finance LLC
Term Loan, 4.00%, Maturing May 4, 2018		79,324	79,683,816
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 8, 2020		25,885	26,001,608

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		1,114	$1,127,641
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018		9,910	9,984,066
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		12,750	12,797,812
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		4,000	4,048,752
OXEA Finance S.a.r.l.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	5,000	6,822,690
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		5,457	5,500,908
Term Loan, 5.53%, Maturing June 8, 2020		6,368	6,143,140
PQ Corporation
Term Loan, 4.50%, Maturing August 7, 2017		47,575	47,978,258
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		6,311	6,389,967
Taminco Global Chemical Corporation
Term Loan, 4.25%, Maturing February 15, 2019		4,482	4,515,621
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020		19,950	19,987,406
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		45,708	46,148,423
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		65,993	65,023,662
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 5, 2020		2,964	2,988,147

			$622,972,474

Conglomerates — 0.6%
Financiere SPIE S.A.S.
Term Loan, 4.63%, Maturing August 30, 2018	EUR	7,500	$10,304,044
RGIS Services, LLC
Term Loan, 4.50%, Maturing October 18, 2016		18,663	18,406,091
Term Loan, 5.50%, Maturing October 18, 2017		16,058	15,917,461
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing August 13, 2019		5,000	5,019,270
Term Loan, 4.50%, Maturing December 17, 2019		35,791	35,981,415
Term Loan, 5.00%, Maturing December 17, 2019	CAD	16,896	16,185,023

			$101,813,304

Containers and Glass Products — 1.5%
Berry Plastics Holding Corporation
Term Loan, 2.17%, Maturing April 3, 2015		23,910	$23,971,346
Term Loan, 3.50%, Maturing February 7, 2020		72,672	72,464,794

24	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
BWAY Corporation
Term Loan, 4.50%, Maturing August 7, 2017		30,395	$30,635,952
Pact Group (USA), Inc.
Term Loan, 3.75%, Maturing May 29, 2020		33,591	33,401,864
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018		3,360	3,372,575
Ranpak Corporation
Term Loan, 4.75%, Maturing April 10, 2019	EUR	2,918	3,990,943
Term Loan, 4.50%, Maturing April 23, 2019		5,833	5,876,312
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 28, 2018		54,935	55,446,824
Sealed Air Corporation
Term Loan, 4.00%, Maturing October 3, 2018		4,032	4,068,413
Term Loan, 4.50%, Maturing October 3, 2018	EUR	737	1,012,514
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		9,319	9,360,136

			$243,601,673

Cosmetics / Toiletries — 0.5%
Prestige Brands, Inc.
Term Loan, 3.78%, Maturing January 31, 2019		5,985	$6,034,407
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing November 20, 2017		5,500	5,542,108
Term Loan, 4.00%, Maturing August 19, 2019		25,600	25,722,445
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		40,944	39,545,308

			$76,844,268

Drugs — 1.9%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		20,031	$20,139,196
Amneal Pharmaceuticals LLC
Term Loan, Maturing October 1, 2019(2)		10,200	10,098,000
Aptalis Pharma, Inc.
Term Loan, 6.00%, Maturing September 18, 2020		47,850	48,248,734
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017		8,996	9,136,376
Catalent Pharma Solutions Inc.
Term Loan, 3.67%, Maturing September 15, 2016		12,957	13,011,592
Term Loan, 4.25%, Maturing September 15, 2017		22,510	22,629,261
Ikaria Acquisition Inc.
Term Loan, 7.25%, Maturing July 3, 2018		10,616	10,748,320
Par Pharmaceutical Companies, Inc.
Term Loan, 4.25%, Maturing September 30, 2019		22,798	22,894,551

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing February 13, 2019		29,301	$29,585,309
Term Loan, 3.75%, Maturing December 11, 2019		52,119	52,623,954
Term Loan, 4.50%, Maturing August 5, 2020		76,646	77,757,177

			$316,872,470

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 4.25%, Maturing October 9, 2019		69,466	$69,994,710
Progressive Waste Solutions Ltd.
Term Loan, 3.50%, Maturing October 24, 2019		5,831	5,852,804

			$75,847,514

Electronics / Electrical — 7.6%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 11, 2019		22,693	$22,905,457
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020		14,750	14,842,188
Aspect Software, Inc.
Term Loan, 7.00%, Maturing May 6, 2016		13,711	13,788,086
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017		53,401	53,935,208
Blue Coat Systems, Inc.
Term Loan, 4.50%, Maturing May 31, 2019		25,691	25,835,135
Term Loan - Second Lien, 9.50%, Maturing June 26, 2020		21,401	21,722,015
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing April 29, 2016		7,426	7,449,602
CommScope, Inc.
Term Loan, 3.75%, Maturing January 12, 2018		33,794	33,909,781
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020		28,778	28,867,806
CPI International Inc.
Term Loan, 5.00%, Maturing February 13, 2017		10,116	10,116,279
Dealer Computer Services, Inc.
Term Loan, 2.17%, Maturing April 21, 2016		17,950	17,983,245
Dell Inc.
Term Loan, 3.75%, Maturing October 31, 2018		29,500	29,495,899
Term Loan, 4.50%, Maturing April 30, 2020		163,325	162,579,911
Term Loan, Maturing March 25, 2020(2)	EUR	5,000	6,808,264
Digital Generation, Inc.
Term Loan, 7.25%, Maturing July 26, 2018		21,512	21,628,774
Eagle Parent, Inc.
Term Loan, 4.50%, Maturing May 16, 2018		36,948	37,238,895

25	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Edwards (Cayman Islands II) Limited
Term Loan, 4.75%, Maturing March 26, 2020		24,391	$24,467,562
Excelitas Technologies Corp.
Term Loan, Maturing September 30, 2020(2)		14,983	14,833,500
Term Loan, Maturing October 23, 2020(2)		967	957,000
Eze Castle Software Inc.
Term Loan, 4.75%, Maturing April 6, 2020		8,479	8,538,805
Term Loan - Second Lien, 8.75%, Maturing April 6, 2021		3,000	3,048,747
Freescale Semiconductor, Inc.
Term Loan, 5.00%, Maturing February 28, 2020		39,352	39,765,252
Term Loan, 5.00%, Maturing January 15, 2021		8,500	8,595,625
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing December 17, 2018		53,510	53,721,684
Hyland Software, Inc.
Term Loan, 5.50%, Maturing October 25, 2019		7,861	7,911,794
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018		84,031	84,818,589
Term Loan, 4.00%, Maturing June 1, 2020	EUR	4,931	6,728,703
Term Loan, 3.75%, Maturing June 3, 2020		8,654	8,646,525
Internet Brands, Inc.
Term Loan, 6.25%, Maturing March 18, 2019		19,029	19,148,309
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018		55,948	56,446,350
Microsemi Corporation
Term Loan, 3.75%, Maturing February 19, 2020		18,132	18,233,697
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017		15,844	16,052,241
Term Loan, 4.75%, Maturing January 11, 2020		32,738	33,182,673
Renaissance Learning, Inc.
Term Loan, 5.75%, Maturing November 13, 2018		13,489	13,556,194
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018		10,330	10,358,963
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019		4,250	4,265,938
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019		12,288	12,246,019
RP Crown Parent, LLC
Term Loan, 6.75%, Maturing December 21, 2018		86,003	86,901,173
Term Loan - Second Lien, 11.25%, Maturing December 20, 2019		11,350	11,669,219
SafeNet Inc.
Term Loan, 2.67%, Maturing April 12, 2014		2,768	2,768,231
Sensata Technologies Finance Company, LLC
Term Loan, 3.75%, Maturing May 11, 2018		13,649	13,809,837

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Serena Software, Inc.
Term Loan, 4.17%, Maturing March 10, 2016	3,010	$2,972,316
Term Loan, 5.00%, Maturing March 10, 2016	3,975	3,950,156
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	20,261	20,260,680
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	10,255	10,434,430
SkillSoft Corporation
Term Loan, 5.00%, Maturing May 26, 2017	7,769	7,817,529
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	10,500	10,080,000
Sophia, L.P.
Term Loan, 4.50%, Maturing July 19, 2018	20,072	20,256,454
StoneRiver Holdings, Inc.
Term Loan, 4.50%, Maturing November 29, 2019	3,910	3,912,059
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	16,305	16,081,298
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	13,087	13,225,463
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	2,134	2,134,432
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	20,937	21,045,729
Wall Street Systems, Inc.
Term Loan, 5.75%, Maturing October 25, 2019	27,072	27,358,883
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	24,625	24,948,420
Websense, Inc.
Term Loan, 4.50%, Maturing June 25, 2020	13,017	13,033,647

		$1,267,290,671

Equipment Leasing — 0.2%
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	33,604	$33,709,180

		$33,709,180

Financial Intermediaries — 3.8%
American Capital Holdings, Inc.
Term Loan, 4.00%, Maturing August 22, 2016	12,319	$12,372,645
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 11, 2020	12,768	12,839,820
Term Loan - Second Lien, 10.25%, Maturing December 11, 2020	2,000	1,993,750
CB Richard Ellis Services, Inc.
Term Loan, 2.93%, Maturing March 29, 2021	3,483	3,494,473

26	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Cetera Financial Group, Inc.
Term Loan, 6.50%, Maturing August 2, 2019	12,500	$12,601,250
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	32,248	32,302,076
Clipper Acquisitions Corp.
Term Loan, 4.00%, Maturing February 6, 2020	21,938	22,029,572
First Data Corporation
Term Loan, 4.17%, Maturing March 24, 2017	2,000	2,006,958
Term Loan, 4.17%, Maturing March 23, 2018	45,343	45,474,777
Term Loan, 4.17%, Maturing September 24, 2018	43,428	43,558,694
Geo Group, Inc. (The)
Term Loan, 3.25%, Maturing April 3, 2020	2,811	2,807,361
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.19%, Maturing December 5, 2016	11,360	11,338,950
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 17, 2020	37,465	37,689,790
Hamilton Lane Advisors, LLC
Term Loan, 5.25%, Maturing February 28, 2018	5,073	5,073,419
Harbourvest Partners, LLC
Term Loan, 4.75%, Maturing November 21, 2017	11,081	11,192,010
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	16,982	17,215,946
LPL Holdings, Inc.
Term Loan, 2.67%, Maturing March 29, 2017	2,781	2,778,469
Term Loan, 3.25%, Maturing March 29, 2019	48,198	48,198,298
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	12,586	12,711,712
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	11,276	11,346,762
Moneygram International, Inc
Term Loan, 4.25%, Maturing March 27, 2020	20,177	20,285,819
Nuveen Investments, Inc.
Term Loan, 4.17%, Maturing May 15, 2017	95,115	94,734,509
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	13,025	12,959,875
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	46,628	47,204,624
Oz Management LP
Term Loan, 1.68%, Maturing November 15, 2016	26,839	25,124,137
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018	28,881	29,054,638
Sesac Holdco II, LLC
Term Loan, 6.00%, Maturing February 8, 2019	5,673	5,729,942
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	13,301	13,323,128

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Transfirst Holdings, Inc.
Term Loan, 4.75%, Maturing December 27, 2017		6,746	$6,756,843
Walter Investment Management Corp.
Term Loan, 5.75%, Maturing November 28, 2017		26,468	26,777,909

			$630,978,156

Food Products — 4.5%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		16,128	$16,255,811
American Seafoods Group LLC
Term Loan, 4.25%, Maturing March 16, 2018		9,168	9,145,020
Autobar BV (Acorn 3 BV)
Term Loan, 5.85%, Maturing October 31, 2019	EUR	25,986	30,442,539
Blue Buffalo Company, Ltd.
Term Loan, 4.75%, Maturing August 8, 2019		29,245	29,568,292
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019		10,299	10,359,263
CSM Bakery Supplies LLC
Term Loan, 4.75%, Maturing July 3, 2020		16,783	16,740,980
Del Monte Foods Company
Term Loan, 4.00%, Maturing March 8, 2018		90,906	91,167,504
Dole Food Company Inc.
Term Loan, Maturing November 1, 2018(2)		23,325	23,208,375
Term Loan, 3.75%, Maturing April 1, 2020		28,905	28,995,077
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020		160,647	162,043,240
High Liner Foods Incorporated
Term Loan, 4.75%, Maturing December 31, 2017		16,739	16,833,639
Iglo Foods Midco Limited
Term Loan, 5.13%, Maturing January 31, 2018	EUR	8,000	11,022,013
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		42,087	42,297,234
Term Loan, 3.75%, Maturing September 18, 2020		28,050	28,014,938
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		19,281	19,443,691
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		100,070	100,872,703
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		12,225	12,225,000
Term Loan, 3.25%, Maturing April 29, 2020		65,073	65,078,791
United Biscuits (UK) Limited
Term Loan, 4.38%, Maturing June 30, 2020	EUR	3,175	4,362,494
Term Loan, 5.52%, Maturing June 30, 2020	GBP	9,603	15,609,061

27	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Products (continued)
Windsor Quality Food Company Ltd.
Term Loan, 5.00%, Maturing February 16, 2017	14,913	$14,857,352

		$748,543,017

Food Service — 3.8%
Aramark Corporation
Term Loan, 3.28%, Maturing July 26, 2016	3,393	$3,407,202
Term Loan, 3.66%, Maturing July 26, 2016	13,242	13,285,840
Term Loan, 3.70%, Maturing July 26, 2016	68,129	68,354,959
Term Loan, 3.75%, Maturing July 26, 2016	1,513	1,520,470
Term Loan, 3.75%, Maturing July 26, 2016	19,687	19,768,301
Term Loan, 4.00%, Maturing September 9, 2019	36,100	36,257,757
Buffets, Inc.
Term Loan, 0.12%, Maturing April 22, 2015(3)	898	898,479
Term Loan, 10.50%, Maturing July 18, 2017	2,716	2,797,329
Term Loan, 10.50%, Maturing July 19, 2017	1,444	1,487,063
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019	24,998	25,108,914
Centerplate, Inc.
Term Loan, 5.00%, Maturing October 15, 2018	1,493	1,500,585
Term Loan, 5.75%, Maturing October 15, 2018	6,064	6,096,597
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017	15,411	15,531,601
Dunkin’ Brands, Inc.
Term Loan, 3.75%, Maturing February 14, 2020	68,485	68,803,514
Landry’s, Inc.
Term Loan, 4.75%, Maturing April 24, 2018	48,191	48,633,138
NPC International, Inc.
Term Loan, 4.50%, Maturing December 28, 2018	13,231	13,362,931
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019	65,060	65,181,872
P.F. Chang’s China Bistro Inc.
Term Loan, 5.25%, Maturing July 2, 2019	9,360	9,448,217
Sagittarius Restaurants, LLC
Term Loan, 6.26%, Maturing October 1, 2018	9,204	9,210,136
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020	4,115	4,127,546
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019	105,375	105,651,735
Weight Watchers International, Inc.
Term Loan, 3.75%, Maturing April 2, 2020	100,261	92,255,922
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019	27,129	27,217,768

		$639,907,876

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 2.8%
Albertson’s, LLC
Term Loan, 4.25%, Maturing March 21, 2016		12,118	$12,160,168
Term Loan, 4.75%, Maturing March 21, 2019		24,271	24,357,023
Alliance Boots Holdings Limited
Term Loan, 3.48%, Maturing July 9, 2015	GBP	10,000	15,971,860
Term Loan, 3.60%, Maturing July 10, 2017	EUR	28,497	38,716,161
Term Loan, 3.98%, Maturing July 10, 2017	GBP	80,250	128,397,040
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		74,181	74,644,888
Iceland Foods Group Limited
Term Loan, 4.13%, Maturing April 12, 2019	EUR	7,950	10,958,264
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019		4,653	4,718,919
Rite Aid Corporation
Term Loan, 4.00%, Maturing February 21, 2020		74,290	74,716,076
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		32,500	33,346,365
Supervalu Inc.
Term Loan, 5.00%, Maturing March 21, 2019		53,704	54,112,293

			$472,099,057

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 7.50%, Maturing December 21, 2018		8,404	$8,529,997

			$8,529,997

Health Care — 8.8%
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		5,442	$5,478,408
Term Loan, 4.25%, Maturing June 30, 2017		6,779	6,830,094
Term Loan, 4.25%, Maturing June 30, 2017		27,349	27,554,402
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019		31,263	31,028,531
Term Loan, Maturing June 3, 2019(2)		802	797,174
Apria Healthcare Group I
Term Loan, 6.75%, Maturing April 5, 2020		12,296	12,447,211
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		29,623	29,826,165
ATI Holdings, Inc.
Term Loan, 5.75%, Maturing December 20, 2019		9,533	9,652,352
Biomet Inc.
Term Loan, 3.69%, Maturing July 25, 2017		104,330	105,242,824
BSN Medical Luxembourg Finance Holding S.a.r.l.
Term Loan, 4.25%, Maturing August 28, 2019	EUR	2,000	2,754,048

28	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020		1,350	$1,357,207
CHG Buyer Corporation
Term Loan, 5.00%, Maturing November 19, 2019		25,975	26,210,033
Community Health Systems, Inc.
Term Loan, 3.76%, Maturing January 25, 2017		64,848	65,163,710
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016		17,945	18,091,188
CRC Health Corporation
Term Loan, 4.67%, Maturing November 16, 2015		29,135	29,262,712
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		10,461	10,538,044
Term Loan, 4.00%, Maturing November 1, 2019		25,309	25,480,495
DJO Finance LLC
Term Loan, 4.75%, Maturing September 15, 2017		26,453	26,700,797
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018		26,452	25,592,264
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		69,868	70,160,990
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020		4,169	4,192,452
Term Loan, 4.50%, Maturing August 28, 2020	EUR	1,633	2,240,881
Term Loan, 4.25%, Maturing August 31, 2020		13,706	13,783,482
Term Loan, 4.50%, Maturing August 31, 2020	EUR	5,367	7,367,321
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 15, 2019		28,200	28,059,000
Grifols Inc.
Term Loan, 4.25%, Maturing June 1, 2017		40,587	40,951,876
HCA, Inc.
Term Loan, 3.00%, Maturing March 31, 2017		61,569	61,780,172
Term Loan, 2.92%, Maturing May 1, 2018		50,550	50,721,328
Health Management Associates, Inc.
Term Loan, 3.50%, Maturing November 16, 2018		34,055	34,111,223
Hologic Inc.
Term Loan, 3.75%, Maturing August 1, 2019		25,521	25,699,898
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018		22,544	22,721,482
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016		21,272	20,992,514
Term Loan, 7.75%, Maturing May 15, 2018		14,611	14,423,368
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing June 1, 2018		24,720	24,766,071
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018		72,720	73,401,266
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018		5,826	5,593,200

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Lifepoint Hospitals, Inc.
Term Loan, 2.68%, Maturing July 24, 2017		10,223	$10,280,192
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019		5,317	5,335,806
Medpace, Inc.
Term Loan, 5.25%, Maturing June 16, 2017		8,667	8,666,679
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		13,515	13,590,882
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		9,829	9,914,975
Multiplan, Inc.
Term Loan, 4.00%, Maturing August 25, 2017		60,364	60,885,976
One Call Medical, Inc.
Term Loan, 5.50%, Maturing August 16, 2019		22,359	22,526,453
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019		47,005	47,533,806
Pharmaceutical Product Development, Inc.
Term Loan, 4.25%, Maturing December 5, 2018		80,565	81,244,092
PRA Holdings, Inc.
Term Loan, 5.00%, Maturing September 23, 2020		25,025	25,105,806
Radnet Management, Inc.
Term Loan, 4.26%, Maturing October 10, 2018		24,146	24,236,570
Sage Products, Inc.
Term Loan, 4.25%, Maturing December 13, 2019		23,192	23,318,118
Select Medical Corporation
Term Loan, 3.51%, Maturing February 13, 2016		10,769	10,809,007
Term Loan, 4.00%, Maturing June 1, 2018		15,590	15,687,122
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018		17,587	17,663,923
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 13, 2020		13,322	13,105,149
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		19,472	18,303,214
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019		18,117	18,179,281
U.S. Renal Care, Inc.
Term Loan, 5.25%, Maturing July 3, 2019		9,450	9,568,125
Universal Health Services, Inc.
Term Loan, 2.42%, Maturing November 15, 2016		6,166	6,200,193
VWR Funding, Inc.
Term Loan, 4.17%, Maturing April 3, 2017		32,802	32,986,637
Term Loan, 4.38%, Maturing April 3, 2017	EUR	2,978	4,073,019
Term Loan, 4.42%, Maturing April 3, 2017		28,159	28,317,701

			$1,468,506,909

29	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Home Furnishings — 0.4%
Serta/Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019		35,959	$36,273,480
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020		34,094	34,079,935

			$70,353,415

Industrial Equipment — 2.2%
Ahlsell Investco AB (Cidron)
Term Loan, 4.97%, Maturing June 28, 2019	EUR	2,000	$2,753,969
Alliance Laundry Systems LLC
Term Loan, 4.25%, Maturing December 10, 2018		6,640	6,673,092
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		47,441	47,783,960
Colfax Corporation
Term Loan, 2.88%, Maturing January 13, 2017	EUR	3,548	4,815,426
Term Loan, 3.25%, Maturing January 11, 2019		11,091	11,111,984
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		36,025	36,084,369
Term Loan, 4.75%, Maturing July 30, 2020	EUR	6,579	9,010,206
Generac Power Systems, Inc.
Term Loan, 3.50%, Maturing May 29, 2020		46,157	46,142,776
Grede LLC
Term Loan, 4.50%, Maturing May 2, 2018		12,846	12,907,677
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018		31,677	31,879,458
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		1,334	1,338,433
Milacron LLC
Term Loan, 4.25%, Maturing March 30, 2020		15,623	15,629,281
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019		14,575	14,493,016
Rexnord LLC
Term Loan, 4.00%, Maturing August 20, 2020		86,750	86,980,408
Spansion LLC
Term Loan, 5.25%, Maturing December 11, 2018		10,569	10,661,811
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019		16,881	16,859,698
Terex International Finance Services Company
Term Loan, 5.00%, Maturing April 28, 2017	EUR	5,674	7,751,619
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		3,983	4,000,536

			$366,877,719

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance — 2.4%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	30,609	$30,814,251
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	6,802	6,824,502
Applied Systems, Inc.
Term Loan, 4.25%, Maturing December 8, 2016	13,830	13,916,215
Asurion LLC
Term Loan, 4.50%, Maturing May 24, 2019	154,063	154,195,617
Term Loan, 3.50%, Maturing July 8, 2020	19,227	18,842,276
CNO Financial Group, Inc.
Term Loan, 3.75%, Maturing September 20, 2018	24,460	24,571,664
Compass Investors Inc.
Term Loan, 5.00%, Maturing December 27, 2019	45,906	46,181,785
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	11,277	11,246,213
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	22,011	22,038,942
Hub International Limited
Term Loan, 4.75%, Maturing October 2, 2020	50,500	50,799,869
Sedgwick CMS Holdings, Inc.
Term Loan, 4.25%, Maturing June 12, 2018	11,895	11,943,518

		$391,374,852

Leisure Goods / Activities / Movies — 4.0%
Activision Blizzard, Inc.
Term Loan, 3.25%, Maturing October 11, 2020	61,125	$61,381,481
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	36,616	36,661,770
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	56,583	56,901,239
Bright Horizons Family Solutions, Inc.
Term Loan, 4.00%, Maturing January 30, 2020	10,965	11,036,184
Cedar Fair, L.P.
Term Loan, 3.25%, Maturing March 6, 2020	16,085	16,148,387
Cinemark USA, Inc.
Term Loan, 3.18%, Maturing December 18, 2019	2,283	2,298,873
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing July 24, 2020	12,528	12,610,059
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing April 30, 2019	46,561	46,992,241
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	12,095	12,190,441
Equinox Holdings, Inc.
Term Loan, 4.50%, Maturing January 31, 2020	21,711	21,900,933

30	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	7,152	$7,178,820
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	14,825	14,778,672
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	40,413	40,513,711
LodgeNet Interactive Corp.
Term Loan, 6.75%, Maturing March 31, 2018	6,272	3,010,412
Merlin Entertainment Group Luxembourg 2 S.a.r.l.
Term Loan, 3.95%, Maturing June 28, 2019	23,985	24,080,962
Regal Cinemas, Inc.
Term Loan, 2.69%, Maturing August 23, 2017	5,744	5,765,639
Revolution Studios Distribution Company, LLC
Term Loan, 3.92%, Maturing December 21, 2014	3,943	3,489,425
Sabre, Inc.
Term Loan, 5.25%, Maturing February 19, 2019	19,428	19,639,819
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	61,800	61,971,062
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	36,687	36,438,102
Six Flags Theme Parks, Inc.
Term Loan, 4.00%, Maturing December 20, 2018	20,022	20,174,061
SRAM, LLC
Term Loan, 4.00%, Maturing April 10, 2020	40,156	40,005,760
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 13, 2019	3,000	3,028,125
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018	16,558	16,604,575
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020	16,509	16,539,579
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020	9,200	9,326,500
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	27,750	27,771,673
Zuffa LLC
Term Loan, 4.50%, Maturing February 25, 2020	40,643	40,846,089

		$669,284,594

Lodging and Casinos — 2.8%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017	4,889	$4,959,456
Bally Technologies, Inc.
Term Loan, Maturing August 31, 2020(2)	30,700	30,795,938
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	9,825	9,845,878

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Caesars Entertainment Operating Company
Revolving Loan, 4.91%, Maturing January 27, 2017(6)		15,000	$13,275,000
Term Loan, 5.49%, Maturing January 26, 2018		46,387	43,654,974
CityCenter Holdings, LLC
Term Loan, 5.00%, Maturing October 16, 2020		15,950	16,107,841
Four Seasons Holdings Inc.
Term Loan, 4.25%, Maturing June 27, 2020		11,375	11,502,969
Gala Group LTD
Term Loan, 5.49%, Maturing May 25, 2018	GBP	48,838	79,125,210
Hilton Worldwide Finance, LLC
Term Loan, 4.00%, Maturing October 26, 2020		149,425	150,461,711
Las Vegas Sands LLC
Term Loan, 2.67%, Maturing November 23, 2016		3,220	3,220,976
Term Loan, 2.67%, Maturing November 23, 2016		3,590	3,591,566
MGM Resorts International
Term Loan, 2.92%, Maturing December 20, 2017		14,391	14,409,239
Term Loan, 3.50%, Maturing December 20, 2019		43,194	43,252,184
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		16,534	16,568,002
Playa Resorts Holding B.V.
Term Loan, 4.75%, Maturing August 6, 2019		9,450	9,550,406
Quidnax AB
Term Loan, 2.22%, Maturing April 27, 2015	EUR	4,725	6,254,409
Term Loan, 2.72%, Maturing April 25, 2016	EUR	4,725	6,254,409
Seminole Tribe of Florida
Term Loan, 3.00%, Maturing April 29, 2020		9,146	9,164,801

			$471,994,969

Nonferrous Metals / Minerals — 1.4%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020		19,057	$18,230,958
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018		40,949	39,791,301
Constellium Holdco B.V.
Term Loan, 6.00%, Maturing March 25, 2020		9,577	9,840,239
Term Loan, 6.50%, Maturing March 25, 2020	EUR	1,990	2,755,960
Fairmount Minerals LTD
Term Loan, 4.31%, Maturing March 15, 2017		7,000	7,046,249
Term Loan, 5.00%, Maturing September 5, 2019		37,250	37,592,439
Murray Energy Corporation
Term Loan, 4.75%, Maturing May 24, 2019		5,960	5,958,572
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019		15,352	14,161,826
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017		29,589	29,773,582

31	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	7,678	$7,752,195
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	12,825	13,105,547
United Central Industrial Supply Company, L.L.C.
Term Loan, 7.50%, Maturing October 9, 2018	13,019	11,960,747
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	2,000	1,820,000
Walter Energy, Inc.
Term Loan, 6.75%, Maturing April 2, 2018	35,182	34,553,613

		$234,343,228

Oil and Gas — 2.6%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	35,218	$35,548,282
Term Loan - Second Lien, 8.75%, Maturing December 18, 2020	12,367	12,537,178
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	35,070	35,508,375
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	1,889	1,907,998
Term Loan, 9.00%, Maturing June 23, 2017	19,683	20,100,844
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	12,755	13,068,813
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	14,321	14,414,739
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	14,400	14,530,450
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	9,850	10,041,868
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016	2,210	2,195,082
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	110,181	110,921,547
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	19,382	19,454,977
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	9,330	9,364,926
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018	16,500	16,670,164
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	31,539	31,683,045
Term Loan, 5.00%, Maturing September 25, 2019	2,553	2,564,324
Term Loan, 5.00%, Maturing September 25, 2019	4,179	4,198,264

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Tallgrass Operations, LLC
Term Loan, 1.00%, Maturing November 13, 2017(6)		15,000	$15,093,750
Term Loan, 5.25%, Maturing November 13, 2018		14,615	14,756,843
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018		53,955	54,073,248

			$438,634,717

Publishing — 3.4%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019		11,915	$11,840,655
American Greetings Corporation
Term Loan, 4.00%, Maturing August 9, 2019		21,225	21,278,063
Ascend Learning, Inc.
Term Loan, 7.00%, Maturing May 23, 2017		29,962	30,007,090
Flint Group SA
Term Loan, 6.53%, Maturing December 31, 2015		11	10,495
Term Loan, 6.53%, Maturing December 31, 2015		19	18,592
Term Loan, 6.59%, Maturing December 30, 2016	EUR	1,235	1,676,448
Term Loan, 6.59%, Maturing December 30, 2016	EUR	2,435	3,304,257
Term Loan, 6.65%, Maturing December 30, 2016		215	214,910
Term Loan, 6.65%, Maturing December 30, 2016		224	223,650
Term Loan, 6.65%, Maturing December 30, 2016		520	519,692
Term Loan, 6.65%, Maturing December 30, 2016		2,491	2,489,576
Term Loan, 6.65%, Maturing December 30, 2016		7,273	7,233,990
Term Loan, 6.65%, Maturing December 30, 2016		9,809	9,756,454
Term Loan, 6.65%, Maturing December 30, 2016		13,060	13,052,312
Term Loan, 6.59%, Maturing December 31, 2016	EUR	719	975,286
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019		97,167	85,658,582
Interactive Data Corporation
Term Loan, 3.75%, Maturing February 11, 2018		66,447	66,571,711
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018		99,443	100,230,297
McGraw-Hill Global Education Holdings, LLC
Term Loan, 9.00%, Maturing March 22, 2019		12,338	12,565,488
Media General Inc.
Term Loan, 3.25%, Maturing July 31, 2020(6)		21,750	21,885,937
Merrill Communications, LLC
Term Loan, 7.25%, Maturing March 8, 2018		10,077	10,193,248
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing August 21, 2020		6,075	6,102,842
Nelson Education Ltd.
Term Loan, 2.75%, Maturing July 3, 2014		265	202,467
Newspaper Holdings Inc.
Term Loan, 1.75%, Maturing June 30, 2014		4,629	4,516,988

32	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Nielsen Finance LLC
Term Loan, 2.92%, Maturing May 2, 2016		38,548	$38,764,736
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 1, 2019		10,825	10,734,795
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020		20,757	20,354,069
Springer Science+Business Media Deutschland GmbH
Term Loan, 5.25%, Maturing July 23, 2020	EUR	3,250	4,439,161
Term Loan, 5.00%, Maturing August 14, 2020		18,350	18,372,938
Star Tribune Company (The)
Term Loan, 8.00%, Maturing September 28, 2014		208	204,810
Term Loan, 8.00%, Maturing September 29, 2014		841	827,515
Trader Media Corporation Limited
Term Loan, 3.99%, Maturing June 8, 2017	GBP	12,529	20,077,681
Tribune Company
Term Loan, 4.00%, Maturing December 31, 2019		35,292	35,362,442

			$559,667,177

Radio and Television — 2.6%
Clear Channel Communications, Inc.
Term Loan, 3.82%, Maturing January 29, 2016		5,675	$5,518,726
Term Loan, 6.92%, Maturing January 30, 2019		16,740	16,053,440
Cumulus Media Holdings Inc.
Term Loan, 4.50%, Maturing September 17, 2018		49,644	50,089,101
Entercom Radio, LLC
Term Loan, 5.02%, Maturing November 23, 2018		9,641	9,715,432
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 29, 2020		23,075	22,757,719
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 14, 2017		22,828	22,955,974
Gray Television, Inc.
Term Loan, 4.75%, Maturing October 15, 2019		3,662	3,684,490
Hubbard Radio, LLC
Term Loan, 4.50%, Maturing April 29, 2019		8,436	8,498,873
LIN Television Corp.
Term Loan, 4.00%, Maturing December 21, 2018		26,950	27,148,457
Local TV Finance, LLC
Term Loan, 4.17%, Maturing May 7, 2015		11,546	11,607,240
Mission Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		4,767	4,788,329
Term Loan, 3.75%, Maturing October 1, 2020		5,688	5,713,520
Nexstar Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		11,277	11,326,240
Term Loan, 3.75%, Maturing October 1, 2020		1,138	1,142,704

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nine Entertainment Group Limited
Term Loan, 3.25%, Maturing February 5, 2020		32,706	$32,572,849
Term Loan, 3.50%, Maturing February 5, 2020		8,950	8,969,583
Radio One, Inc.
Term Loan, 7.50%, Maturing March 31, 2016		9,706	9,967,120
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		12,390	12,436,274
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing April 9, 2020		8,557	8,462,445
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017		19,162	19,252,225
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		14,225	14,633,969
Tyrol Acquisitions 2 SAS
Term Loan, 3.13%, Maturing January 29, 2016(7)	EUR	4,729	6,274,982
Term Loan, 3.13%, Maturing January 29, 2016	EUR	7,198	9,553,574
Term Loan, 3.13%, Maturing January 29, 2016	EUR	7,198	9,553,574
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 2, 2020		20,442	20,444,294
Term Loan, 4.50%, Maturing March 2, 2020		983	987,532
Term Loan, 4.50%, Maturing March 2, 2020		13,521	13,586,517
Term Loan, 4.50%, Maturing March 2, 2020		63,095	63,400,992

			$431,096,175

Retailers (Except Food and Drug) — 4.7%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		28,177	$28,447,290
B&M Retail Limited
Term Loan, 5.51%, Maturing February 18, 2019	GBP	8,418	13,463,725
Term Loan, 6.01%, Maturing February 18, 2020	GBP	18,605	29,967,959
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing November 20, 2019		31,363	31,589,552
CDW LLC
Term Loan, 3.50%, Maturing April 29, 2020		75,129	74,832,054
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		15,582	15,640,559
Douglas Holding AG
Term Loan, 4.74%, Maturing December 12, 2019	EUR	7,300	9,961,128
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		10,554	10,600,395
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		20,199	20,459,442
Hudson’s Bay Company
Term Loan, Maturing October 7, 2020(2)		71,425	72,460,662

33	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
J Crew Group, Inc.
Term Loan, 4.00%, Maturing March 7, 2018		59,546	$59,831,781
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		36,360	36,393,891
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		46,292	46,503,005
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		8,411	8,452,699
Neiman Marcus Group, Inc. (The)
Term Loan, 5.00%, Maturing October 26, 2020		78,175	78,777,573
Ollie’s Bargain Outlet, Inc.
Term Loan, 5.25%, Maturing September 27, 2019		5,310	5,319,843
Party City Holdings Inc.
Term Loan, 4.25%, Maturing July 29, 2019		52,374	52,603,000
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.00%, Maturing October 11, 2018		5,062	5,096,549
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		36,411	36,610,030
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		18,496	18,557,073
Term Loan, 4.25%, Maturing August 7, 2019		9,504	9,555,731
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019		34,550	34,564,407
Toys ‘R’ US Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		29,550	28,966,387
Visant Corporation
Term Loan, 5.25%, Maturing December 22, 2016		19,679	19,323,900
Vivarte SA
Term Loan, 2.34%, Maturing March 9, 2015	EUR	86	108,547
Term Loan, 2.34%, Maturing March 9, 2015	EUR	336	422,085
Term Loan, 2.34%, Maturing March 9, 2015	EUR	9,880	12,400,025
Term Loan, 2.84%, Maturing March 8, 2016	EUR	86	108,536
Term Loan, 2.84%, Maturing March 8, 2016	EUR	336	422,085
Term Loan, 2.84%, Maturing March 8, 2016	EUR	9,880	12,400,025
Term Loan - Second Lien, 3.84%, Maturing September 8, 2016	EUR	13	10,749
Term Loan - Second Lien, 3.84%, Maturing September 8, 2016	EUR	88	75,242
Term Loan - Second Lien, 3.84%, Maturing September 8, 2016	EUR	900	773,917
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		6,896	6,413,113

			$781,112,959

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel — 1.5%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		25,221	$25,662,113
FMG Resources (August 2006) Pty Ltd.
Term Loan, 5.25%, Maturing October 18, 2017		127,449	127,963,314
JFB Firth Rixson Inc.
Term Loan, 4.25%, Maturing June 30, 2017		16,071	16,141,395
Term Loan, 5.00%, Maturing June 30, 2017	GBP	9,965	15,972,848
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		23,795	23,936,361
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		7,166	7,166,250
Patriot Coal Corporation
DIP Loan, 9.25%, Maturing December 31, 2013		8,925	8,947,313
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		2,390	2,385,022
TMS International Corp.
Term Loan, 4.50%, Maturing October 16, 2020		3,500	3,513,125
Waupaca Foundry, Inc.
Term Loan, 4.50%, Maturing June 29, 2017		20,477	20,579,098

			$252,266,839

Surface Transport — 0.6%
Avis Budget Car Rental, LLC
Term Loan, 3.00%, Maturing March 15, 2019		5,883	$5,882,906
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018		29,150	29,040,688
Term Loan, 3.00%, Maturing March 11, 2018		30,075	30,150,174
Term Loan, 3.75%, Maturing March 12, 2018		25,011	25,154,288
Swift Transportation Co., Inc.
Term Loan, 2.92%, Maturing December 21, 2016		1,034	1,041,094
Term Loan, 4.00%, Maturing December 21, 2017		14,280	14,397,855

			$105,667,005

Telecommunications — 2.7%
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		40,771	$40,682,205
Belden Finance 2013 LP
Term Loan, 3.25%, Maturing October 2, 2020		6,000	6,014,028
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020		5,895	5,888,006
Completel Europe NV
Term Loan, 4.13%, Maturing September 29, 2017	EUR	3,000	4,088,946
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019		34,776	34,985,676
Term Loan, 4.75%, Maturing March 9, 2020		34,800	35,004,082

34	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Crown Castle International Corporation
Term Loan, 3.25%, Maturing January 31, 2019	36,057	$36,026,324
Intelsat Jackson Holdings S.A.
Term Loan, 4.25%, Maturing April 2, 2018	125,061	125,909,205
Midcontinent Communications
Term Loan, 3.50%, Maturing July 30, 2020	6,793	6,818,228
Mitel US Holdings, Inc.
Term Loan, 7.00%, Maturing February 27, 2019	10,446	10,550,523
NTELOS Inc.
Term Loan, 4.50%, Maturing August 7, 2015	968	958,462
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018	3,476	3,483,264
Term Loan, 3.75%, Maturing September 27, 2019	1,732	1,738,179
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	27,568	27,697,426
Term Loan, 4.00%, Maturing April 23, 2019	38,129	38,279,845
Telesat LLC
Term Loan, 3.50%, Maturing March 28, 2019	51,805	51,999,518
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019	12,412	12,484,638
Term Loan, 3.50%, Maturing January 23, 2020	6,462	6,482,464

		$449,091,019

Utilities — 1.6%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	31,279	$31,530,087
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 4, 2020	16,259	16,089,877
Term Loan, 3.25%, Maturing January 31, 2022	6,085	6,036,577
Calpine Corporation
Term Loan, 4.00%, Maturing April 2, 2018	9,557	9,631,008
Term Loan, 4.00%, Maturing April 2, 2018	35,390	35,641,288
Term Loan, 4.00%, Maturing October 9, 2019	9,182	9,246,094
Term Loan, Maturing October 30, 2020(2)	6,750	6,789,373
Covanta Energy Corporation
Term Loan, 3.50%, Maturing March 28, 2019	4,728	4,759,522
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	19,593	19,628,195
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 21, 2018	5,150	5,180,692
Term Loan, 4.25%, Maturing December 31, 2019	11,169	11,236,104
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	9,600	9,679,963
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019	6,890	6,956,257

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)
NRG Energy, Inc.
Term Loan, 2.75%, Maturing July 2, 2018		35,731	$35,751,748
Power Team Services, LLC
Term Loan, 3.69%, Maturing May 6, 2020(6)		2,094	2,063,028
Term Loan, 4.25%, Maturing May 6, 2020		16,714	16,513,103
Raven Power Finance, LLC
Term Loan, 7.25%, Maturing November 15, 2018		5,930	6,063,617
Texas Competitive Electric Holdings Company, LLC
Revolving Loan, 4.67%, Maturing October 10, 2016(3)		7,000	4,830,000
Term Loan, 4.67%, Maturing October 10, 2017		3,687	1,990,842
Term Loan, 4.70%, Maturing October 10, 2017		39,147	26,212,093

			$265,829,468

Total Senior Floating-Rate Interests (identified cost $15,238,276,825)			$15,284,928,410

Corporate Bonds & Notes — 4.1%

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 0.0%(4)
Calcipar SA
6.875%, 5/1/18(8)		4,000	$4,220,000

			$4,220,000

Business Equipment and Services — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		8,250	$8,621,250

			$8,621,250

Cable and Satellite Television — 0.3%
Nara Cable Funding II Ltd.
8.50%, 3/1/20(8)	EUR	7,500	$11,812,419
Nara Cable Funding, Ltd.
8.875%, 12/1/18(8)		10,105	10,837,612
8.875%, 12/1/18(8)		11,000	11,687,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(8)		9,000	8,932,500
5.625%, 4/15/23(8)	EUR	5,000	6,890,578

			$50,160,609

35	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 0.5%
Hexion US Finance Corp.
6.625%, 4/15/20		16,525	$16,855,500
Ineos Finance PLC
7.25%, 2/15/19(8)(9)	EUR	8,000	11,595,179
8.375%, 2/15/19(8)		15,250	17,060,937
7.50%, 5/1/20(8)		14,525	15,941,188
Polymer Group, Inc.
7.75%, 2/1/19		5,000	5,362,500
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19(8)		22,775	22,831,937

			$89,647,241

Containers and Glass Products — 0.4%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		44,500	$46,168,750
Smurfit Kappa Acquisitions
4.875%, 9/15/18(8)		4,925	5,072,750
4.125%, 1/30/20(8)	EUR	5,000	6,941,493

			$58,182,993

Diversified Financial Services — 0.1%
KION Finance SA
4.725%, 2/15/20(8)(9)	EUR	16,875	$23,355,138

			$23,355,138

Diversified Manufacturing Operations — 0.1%
Matalan Finance PLC
8.875%, 4/29/16(8)	GBP	6,500	$10,720,375

			$10,720,375

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Product Holdings, Inc.
16.00%, 3/31/15(3)(7)(8)		212	$179,876
Tervita Corp.
8.00%, 11/15/18(8)		3,000	3,135,000
9.00%, 11/15/18(8)	CAD	2,000	1,975,735

			$5,290,611

Entertainment — 0.2%
Vougeot Bidco PLC
5.477%, 7/15/20(8)(9)	EUR	18,625	$25,725,564

			$25,725,564

Security		Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.0%(4)
International Lease Finance Corp.
6.75%, 9/1/16(8)		2,325	$2,595,281
7.125%, 9/1/18(8)		2,325	2,688,282

			$5,283,563

Financial Intermediaries — 0.2%
First Data Corp.
6.75%, 11/1/20(8)		16,850	$17,924,188
UPCB Finance II, Ltd.
6.375%, 7/1/20(8)	EUR	6,500	9,444,911
6.625%, 7/1/20(8)		9,000	9,652,500

			$37,021,599

Food Products — 0.2%
Dole Food Co., Inc.
7.25%, 5/1/19(8)(10)		15,500	$15,616,250
Hawk Acquisition Sub, Inc.
4.25%, 10/15/20(8)		15,000	14,550,000
Picard Groupe SA
4.48%, 8/1/19(8)(9)	EUR	7,500	10,386,782

			$40,553,032

Health Care — 0.6%
Community Health Systems, Inc.
5.125%, 8/15/18		37,625	$39,224,062
HCA, Inc.
4.75%, 5/1/23		11,975	11,570,844
inVentiv Health, Inc.
9.00%, 1/15/18(8)		15,375	16,182,187
Tenet Healthcare Corp.
6.00%, 10/1/20(8)		12,500	13,242,188
4.375%, 10/1/21(8)		12,200	11,727,250

			$91,946,531

Home Furnishings — 0.0%(4)
Sanitec Corp.
4.976%, 5/15/18(8)(9)	EUR	4,050	$5,601,989

			$5,601,989

Industrial Equipment — 0.0%(4)
Erikson Air-Crane, Inc.
6.00%, 11/2/20(3)(11)		1,035	$797,127

			$797,127

36	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Insurance — 0.2%
CNO Financial Group, Inc.
6.375%, 10/1/20(8)		9,800	$10,363,500
Galaxy Bidco, Ltd.
5.521%, 11/15/19(8)(9)(10)	GBP	2,500	4,008,498
Towergate Finance PLC
6.014%, 2/15/18(8)(9)	GBP	9,950	15,953,822

			$30,325,820

Leisure Goods / Activities / Movies — 0.0%(4)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.
5.00%, 8/1/18(8)		3,000	$3,090,000

			$3,090,000

Lodging and Casinos — 0.3%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20		25,250	$23,403,594
9.00%, 2/15/20		6,175	5,819,938
9.00%, 2/15/20		14,975	14,113,937

			$43,337,469

Radio and Television — 0.1%
Clear Channel Communications, Inc.
9.00%, 12/15/19		8,994	$9,173,880
Univision Communications, Inc.
6.75%, 9/15/22(8)		9,000	9,855,000

			$19,028,880

Telecommunications — 0.4%
Hughes Satellite Systems Corp.
6.50%, 6/15/19		8,500	$9,158,750
Sunrise Communications International SA
4.971%, 12/31/17(8)(9)	EUR	3,000	4,154,713
Virgin Media Secure Finance PLC
5.375%, 4/15/21(8)		12,025	12,145,250
6.00%, 4/15/21(8)	GBP	12,350	20,544,554
Wind Acquisition Finance SA
5.479%, 4/30/19(8)(9)	EUR	7,775	10,767,631
6.50%, 4/30/20(8)		7,375	7,633,125

			$64,404,023

Security	Principal Amount* (000’s omitted)	Value

Utilities — 0.4%
Calpine Corp.
7.50%, 2/15/21(8)	32,380	$35,132,300
6.00%, 1/15/22(8)	3,000	3,120,000
7.875%, 1/15/23(8)	23,490	25,662,825
5.875%, 1/15/24(8)	5,000	5,018,750

		$68,933,875

Total Corporate Bonds & Notes (identified cost $658,393,517)		$686,247,689

Asset-Backed Securities — 0.5%

Security	Principal Amount (000’s omitted)	Value
Apidos CDO, Series 2013-14A, Class C1, 3.094%, 4/15/25(8)(9)	$5,600	$5,430,751
Apidos CDO, Series 2013-14A, Class D, 3.744%, 4/15/25(8)(9)	7,000	6,667,409
Apidos CDO, Series 2013-14A, Class E, 4.644%, 4/15/25(8)(9)	3,500	3,016,377
Ares CLO, Ltd., 2.994%, 10/17/24(8)(9)(10)	3,000	2,914,800
Ares CLO, Ltd., 3.744%, 10/17/24(8)(9)(10)	3,000	2,848,200
Ares CLO, Ltd., 5.144%, 10/17/24(8)(9)(10)	3,000	2,751,900
Avery Point II CLO, Ltd., Series 2013-2A, Class C, 3.063%, 7/17/25(8)(9)	4,000	3,835,676
Avery Point II CLO, Ltd., Series 2013-2A, Class D, 3.763%, 7/17/25(8)(9)	3,330	3,095,884
Avery Point II CLO, Ltd., Series 2013-2A, Class E, 4.563%, 7/17/25(8)(9)	3,330	2,946,674
Babson Ltd., Series 2005-1A, Class C1, 2.194%, 4/15/19(8)(9)	1,129	1,080,339
Babson Ltd., Series 2013-IA, Class C, 2.942%, 4/20/25(8)(9)	7,175	7,006,710
Babson Ltd., Series 2013-IA, Class D, 3.742%, 4/20/25(8)(9)	5,600	5,391,087
Babson Ltd., Series 2013-IA, Class E, 4.642%, 4/20/25(8)(9)	3,525	3,191,169
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class B, 2.92%, 7/15/25(8)(9)	5,000	4,856,315
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class C, 3.67%, 7/15/25(8)(9)	3,000	2,911,146
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class D, 4.87%, 7/15/25(8)(9)	2,400	2,194,519
Centurion CDO VIII Ltd., Series 2005-8A, Class D, 5.758%, 3/8/17(8)(9)	985	984,999
Dryden Senior XXII Loan Fund, Series 2013-28A, Class A3L, 2.992%, 8/15/25(8)(9)	3,250	3,180,681
Dryden Senior XXII Loan Fund, Series 2013-28A, Class B1L, 3.492%, 8/15/25(8)(9)	1,400	1,305,377

37	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Dryden Senior XXII Loan Fund, Series 2013-28A, Class B2L, 4.192%, 8/15/25(8)(9)	$925	$783,447
Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 2.194%, 1/15/18(8)(9)	2,000	1,862,702
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.942%, 4/20/25(8)(9)	6,325	6,103,442
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.742%, 4/20/25(8)(9)	6,950	6,622,189

Total Asset-Backed Securities (identified cost $83,044,349)		$80,981,793

Common Stocks — 0.3%

Security	Shares	Value

Automotive — 0.0%(4)
Dayco Products, LLC(3)(11)(12)	88,506	$3,584,493

		$3,584,493

Building and Development — 0.0%(4)
United Subcontractors, Inc.(3)(11)(12)	3,848	$59,950

		$59,950

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc.(3)(12)(13)	2,484	$215,810

		$215,810

Food Service — 0.0%(4)
Buffets Restaurants Holdings, Inc.(3)(11)(12)	329,120	$1,892,440

		$1,892,440

Home Furnishings — 0.0%(4)
Sanitec Europe Oy B Units(3)(11)(12)	235,235	$1,890,790
Sanitec Europe Oy E Units(3)(11)(12)	230,960	0

		$1,890,790

Lodging and Casinos — 0.0%(4)
Affinity Gaming, LLC(11)(12)	206,125	$2,421,971

		$2,421,971

Publishing — 0.2%
ION Media Networks, Inc.(3)(11)	28,605	$18,684,214
MediaNews Group, Inc.(3)(11)(12)	162,730	4,185,414

		$22,869,628

Security	Shares	Value

Radio and Television — 0.1%
New Young Broadcasting Holding Co., Inc.(11)(12)	2,131	$21,043,625

		$21,043,625

Total Common Stocks (identified cost $20,622,078)		$53,978,707

Preferred Stocks — 0.0%(4)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc., Series A(3)(12)(13)	569	$35,824

Total Preferred Stocks (identified cost $9,957)		$35,824

Warrants — 0.0%(4)

Security	Shares	Value

Radio and Television — 0.0%(4)
New Young Broadcasting Holding Co., Inc., Expires 12/24/24(11)(12)	103	$1,017,125

Total Warrants (identified cost $177,010)		$1,017,125

Short-Term Investments — 4.9%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(14)	$810,319	$810,319,242

Total Short-Term Investments (identified cost $810,319,242)		$810,319,242

Total Investments — 101.6% (identified cost $16,810,842,978)		$16,917,508,790

Less Unfunded Loan Commitments — (0.3)%		$(60,285,751)

Net Investments — 101.3% (identified cost $16,750,557,227)		$16,857,223,039

Other Assets, Less Liabilities — (1.3)%		$(209,180,671)

Net Assets — 100.0%		$16,648,042,368

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

38	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

DIP	–	Debtor in Possession
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2013, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	Amount is less than 0.05%.

(5)	Defaulted security. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(7)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $576,959,350 or 3.5% of the Portfolio’s net assets.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(10)	When-issued security.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Non-income producing security.

(13)	Restricted security (see Note 5).

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

39	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $15,940,237,985)	$16,046,903,797
Affiliated investment, at value (identified cost, $810,319,242)	810,319,242
Cash	49,808,259
Restricted cash*	36,402,214
Foreign currency, at value (identified cost, $64,843,113)	64,740,966
Interest receivable	58,450,934
Interest receivable from affiliated investment	97,676
Receivable for investments sold	74,225,807
Receivable for open forward foreign currency exchange contracts	2,884,683
Prepaid expenses	618,774
Total assets	$17,144,452,352

Liabilities
Payable for investments purchased	$454,438,947
Payable for when-issued securities	22,139,605
Payable for open forward foreign currency exchange contracts	12,460,507
Payable to affiliates:
Investment adviser fee	6,683,571
Trustees’ fees	5,667
Accrued expenses	681,687
Total liabilities	$496,409,984
Net Assets applicable to investors’ interest in Portfolio	$16,648,042,368

Sources of Net Assets
Investors’ capital	$16,550,456,177
Net unrealized appreciation	97,586,191
Total	$16,648,042,368

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

40	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest and other income (net of foreign taxes, $42,568)	$607,012,082
Dividends	1,337,856
Interest allocated from affiliated investment	1,180,122
Expenses allocated from affiliated investment	(142,134)
Total investment income	$609,387,926

Expenses
Investment adviser fee	$63,747,398
Trustees’ fees and expenses	68,003
Custodian fee	2,464,017
Legal and accounting services	703,590
Miscellaneous	1,235,298
Total expenses	$68,218,306
Deduct —
Reduction of custodian fee	$53
Total expense reductions	$53

Net expenses	$68,218,253

Net investment income	$541,169,673

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$50,878,652
Investment transactions allocated from affiliated investment	31,462
Swap contracts	(4,003,088)
Foreign currency and forward foreign currency exchange contract transactions	(23,681,404)
Net realized gain	$23,225,622
Change in unrealized appreciation (depreciation) —
Investments	$58,717,831
Swap contracts	3,803,787
Foreign currency and forward foreign currency exchange contracts	(5,829,963)
Net change in unrealized appreciation (depreciation)	$56,691,655

Net realized and unrealized gain	$79,917,277

Net increase in net assets from operations	$621,086,950

41	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$541,169,673	$440,769,103
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	23,225,622	63,029,936
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	56,691,655	184,939,412
Net increase in net assets from operations	$621,086,950	$688,738,451
Capital transactions —
Contributions	$7,344,492,544	$1,137,173,133
Withdrawals	(750,377,952)	(2,087,404,801)
Net increase (decrease) in net assets from capital transactions	$6,594,114,592	$(950,231,668)

Net increase (decrease) in net assets	$7,215,201,542	$(261,493,217)

Net Assets
At beginning of year	$9,432,840,826	$9,694,334,043
At end of year	$16,648,042,368	$9,432,840,826

42	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.52%	0.54%	0.54%	0.57%	0.61%
Net investment income	4.14%	4.72%	4.31%	4.43%	5.41%
Portfolio Turnover	32%	42%	56%	39%	35%

Total Return	5.08%	7.67%	4.30%	10.51%	27.54%

Net assets, end of year (000’s omitted)	$16,648,042	$9,432,841	$9,694,334	$6,496,896	$4,294,340

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

43	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Floating-Rate Fund, Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund), Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Short Duration Real Return Fund (formerly, Eaton Vance Short Term Real Return Fund) and Eaton Vance Multi-Strategy All Market Fund held an interest of 85.3%, 0.9%, 12.8%, 0.5%, 0.1% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under

44

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the

45

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion, and prior to May 1, 2013, 0.460% from $10 billion up to $15 billion, and is payable monthly. Effective May 1, 2013, pursuant to an additional fee reduction agreement between the Portfolio and BMR, the portion of the fee on net assets of $10 billion and over is computed as follows: annual rate of 0.450% of the Portfolio’s average daily net assets from $10 billion up to $15 billion, 0.4375% from $15 billion up to $20 billion, 0.4275% from $20 billion up to $25 billion and 0.420% of average daily net assets of $25 billion or more. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $63,747,398 or 0.49% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $10,955,237,087 and $4,038,135,824, respectively, for the year ended October 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$16,751,109,708

Gross unrealized appreciation	$183,668,469
Gross unrealized depreciation	(77,555,138)

Net unrealized appreciation	$106,113,331

5  Restricted Securities

At October 31, 2013, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of

46

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	$215,810

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,958	$35,824

Total Restricted Securities			$9,958	$251,634

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/29/13	British Pound Sterling 6,487,500	United States Dollar 10,409,324	Goldman Sachs International	$9,218	$—	$9,218
11/29/13	British Pound Sterling 1,995,000	United States Dollar 3,166,823	Goldman Sachs International	—	(31,360)	(31,360)
11/29/13	British Pound Sterling 92,187,042	United States Dollar 142,995,930	Goldman Sachs International	—	(4,789,042)	(4,789,042)
11/29/13	Canadian Dollar 30,308,604	United States Dollar 28,929,533	Citibank NA	—	(118,903)	(118,903)
11/29/13	Euro 226,085,658	United States Dollar 301,426,443	Citibank NA	—	(5,558,154)	(5,558,154)
11/29/13	Euro 4,041,600	United States Dollar 5,556,432	Goldman Sachs International	68,649	—	68,649
12/31/13	British Pound Sterling 83,686,419	United States Dollar 133,965,220	Citibank NA	—	(160,002)	(160,002)
12/31/13	Euro 2,565,000	United States Dollar 3,510,600	Citibank NA	27,679	—	27,679
12/31/13	Euro 4,950,000	United States Dollar 6,696,355	Citibank NA	—	(25,071)	(25,071)
12/31/13	Euro 191,719,549	United States Dollar 258,551,067	HSBC Bank USA	—	(1,777,975)	(1,777,975)
1/31/14	British Pound Sterling 80,742,415	United States Dollar 129,480,959	HSBC Bank USA	105,754	—	105,754
1/31/14	Euro 164,259,429	United States Dollar 225,726,129	Deutsche Bank AG	2,673,383	—	2,673,383

				$2,884,683	$(12,460,507)	$(9,575,824)

47

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

Interest Rate Risk: Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio entered into interest rate swap contracts with respect to a portion of the bonds during the year ended October 31, 2013.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $12,460,507. At October 31, 2013, the aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $36,402,214.

The non-exchange traded derivatives in which the Portfolio invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $2,884,683, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $2,673,383. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $211,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Foreign Exchange	Forward foreign currency exchange contracts	$2,884,683	(1)	$(12,460,507	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Foreign Exchange	Forward foreign currency exchange contracts	$(31,132,192)	$(4,476,844)
Interest Rate	Swap contracts	(4,003,088)	3,803,787

Total		$(35,135,280)	$(673,057)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts and Swap contracts, respectively.

The average notional amounts of forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $872,473,000 and $46,154,000, respectively.

48

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

7  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

49

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$15,204,536,465	$20,106,194	$15,224,642,659
Corporate Bonds & Notes	—	685,270,686	977,003	686,247,689
Asset-Backed Securities	—	80,981,793	—	80,981,793
Common Stocks	—	23,465,596	30,513,111	53,978,707
Preferred Stocks	—	—	35,824	35,824
Warrants	—	1,017,125	—	1,017,125
Short-Term Investments	—	810,319,242	—	810,319,242

Total Investments	$—	$16,805,590,907	$51,632,132	$16,857,223,039
Forward Foreign Currency Exchange Contracts	$—	$2,884,683	$—	$2,884,683

Total	$—	$16,808,475,590	$51,632,132	$16,860,107,722

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(12,460,507)	$—	$(12,460,507)

Total	$—	$(12,460,507)	$—	$(12,460,507)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2013 is not presented.

At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

50

Floating Rate Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2013, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2013

51

Eaton Vance

Floating-Rate Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

52

Eaton Vance

Floating-Rate Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	President of the Trust since 2013 and Vice President of the Portfolio since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of the Portfolio	Since 2007	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

53

Eaton Vance

Floating-Rate Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

54

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

55

This Page Intentionally Left Blank

Investment Adviser of Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044-12/13	FRSRC

Eaton Vance

Floating-Rate Advantage Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Floating-Rate Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 52

Federal Tax Information	20

Management and Organization	53

Important Notices	56

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Interest rates fell during the first six months of the fiscal year ended October 31, 2013, driven by highly accommodative monetary policies instituted by central banks around the world. In late 2012, the U.S. Federal Reserve (the Fed) augmented its soon-to-expire Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds, with outright purchases of $45 billion of Treasurys each month. This was in addition to the monthly purchase of approximately $40 billion of agency mortgage-backed securities that it had begun in September 2012. These actions combined to put continuing downward pressure on long-term bond yields.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

The Fed subsequently tried to temper its comments and calm the markets, which moderated the outflows in most fixed-income asset classes. Bonds rallied in September 2013 after the Fed surprised the markets again by postponing the tapering of QE that many investors had thought was imminent. But as the mid-October deadline for Congress to increase the nation’s debt ceiling approached without an agreement, Treasury rates rose briefly, as investors worried that U.S. sovereign debt could go into default, and then settled back after legislators approved an extension.

In contrast with the interest-rate volatility experienced during the 12 months ended October 31, 2013, economic factors affecting U.S. credit markets were generally positive throughout the period: unemployment declined, corporate cash flows remained strong and the housing market appeared to have finally turned the corner toward recovery.

Against this backdrop, the Barclays U.S. Aggregate Bond Index2, a broad measure of the U.S. investment-grade bond market, declined 1.08% for the 12-month period as the adverse effect of rising bond yields more than offset an improving credit environment. Performance varied among various fixed-income sectors. In general, longer-maturity issues, being more sensitive to rising interest rates and the fact that long-term rates rose more than short-term rates, performed worse than shorter-maturity issues. And amid a modest economic recovery, relatively strong corporate cash flows and an accommodative Fed that seemed to encourage investors to take on more risk, lower credit quality bonds generally outperformed higher-quality issues.

The U.S. floating-rate loan market generated solid results for the 12-month period ended October 31, 2013, as measured by the 5.43% return of the S&P/LSTA Leveraged Loan Index (the Index), a broad barometer of the asset class. The default rate in the market increased during the fiscal year but remained well below longer-term averages, ending October 31, 2013 at 2.31% by principal amount on a last-12-months basis, according to S&P/Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Floating-Rate Advantage Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.85%. By comparison, the Fund’s benchmark, the Index, gained 5.43% during the period.

The Fund’s use of leverage5 contributed to relative performance versus the Index, as leverage amplified the Fund’s positive performance. The Index does not use leverage. In addition, a modest exposure to the European leveraged loan market contributed to relative performance versus the Index.

The Fund’s relative quality positioning served as a headwind during the year. Across ratings8 tiers, loans rated BB, B and CCC within the Index earned total returns of 4.05%, 5.33% and 12.51%, respectively. The Fund’s underweighting to segments rated CCC and B, and relative overweight to loans rated BB, detracted from the Fund’s performance relative to the Index for the year.

In terms of industry selection, underweight exposure to the utilities sector — which trailed the overall market — was the biggest contributor to results relative to the Index. In contrast, underweight exposure to the radio & television sector detracted from relative performance versus the Index, as this sector outpaced the overall market.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	03/15/2008	08/04/1989	5.76%	13.65%	5.23%
Class A at NAV	03/17/2008	08/04/1989	5.85	13.70	5.23
Class A with 2.25% Maximum Sales Charge	—	—	3.51	13.17	5.00
Class B at NAV	08/04/1989	08/04/1989	5.40	13.28	5.05
Class B with 3% Maximum Sales Charge	—	—	2.40	13.28	5.05
Class C at NAV	03/15/2008	08/04/1989	5.33	13.11	4.95
Class C with 1% Maximum Sales Charge	—	—	4.33	13.11	4.95
Class I at NAV	03/15/2008	08/04/1989	6.11	13.94	5.38
S&P/LSTA Leveraged Loan Index	—	—	5.43%	11.47%	5.29%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
Gross	1.42%	1.42%	1.79%	1.92%	1.11%
Net	1.01	1.01	1.38	1.51	0.70

% Total Leverage[5]
Borrowings					16.20%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2003	$16,649	N.A.
Class B	$10,000	10/31/2003	$16,369	N.A.
Class C	$10,000	10/31/2003	$16,214	N.A.
Class I	$250,000	10/31/2003	$422,327	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Fund Profile6

Top 10 Issuers (% of total investments)7

Dell Inc.	1.1%

Asurion LLC	1.0

Alliance Boots Holdings Limited	1.0

Valeant Pharmaceuticals International, Inc.	1.0

Virgin Media Investment Holdings Limited	0.9

Dole Food Company Inc.	0.9

SunGard Data Systems, Inc.	0.9

Hilton Worldwide Finance, LLC	0.9

UPC Financing Partnership	0.8

Rite Aid Corporation	0.8
Total	9.3%

Credit Quality (% of loan holdings)8

Top 10 Sectors (% of total investments)7

Business Equipment and Services	9.4%

Health Care	8.9

Electronics/Electrical	8.0

Retailers (Except Food and Drug)	4.7

Food Products	4.6

Chemicals and Plastics	4.1

Leisure Goods/Activities/Movies	4.1

Financial Intermediaries	4.0

Cable and Satellite Television	3.8

Food Service	3.7
Total	55.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of each class is linked to the performance of Eaton Vance Prime Rate Reserves, which is the predecessor to the operations of the Fund. Linked performance is adjusted for any applicable sales or withdrawal charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Total Annual Fund Operating Expense ratio is as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense on borrowings.
[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings if Fund asset values decline.

[6]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[7]	Excludes cash and cash equivalents.

[8]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,014.90	$5.94	1.17%
Class A	$1,000.00	$1,015.80	$5.94	1.17%
Class B	$1,000.00	$1,013.10	$7.66	1.51%
Class C	$1,000.00	$1,013.20	$8.42	1.66%
Class I	$1,000.00	$1,017.10	$4.68	0.92%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.30	$5.95	1.17%
Class A	$1,000.00	$1,019.30	$5.95	1.17%
Class B	$1,000.00	$1,017.60	$7.68	1.51%
Class C	$1,000.00	$1,016.80	$8.44	1.66%
Class I	$1,000.00	$1,020.60	$4.69	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Senior Debt Portfolio, at value (identified cost, $6,966,163,362)	$7,005,386,577
Receivable for Fund shares sold	32,671,229
Total assets	$7,038,057,806

Liabilities
Payable for Fund shares redeemed	$31,677,943
Distributions payable	7,897,793
Payable to affiliates:
Administration fee	586,319
Distribution and service fees	1,358,700
Trustees’ fees	42
Accrued expenses	828,060
Total liabilities	$42,348,857
Net Assets	$6,995,708,949

Sources of Net Assets
Paid-in capital	$7,134,876,326
Accumulated net realized loss from Portfolio	(181,183,186)
Accumulated undistributed net investment income	2,792,594
Net unrealized appreciation from Portfolio	39,223,215
Total	$6,995,708,949

Advisers Class Shares
Net Assets	$212,780,172
Shares Outstanding	19,042,142
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.17

Class A Shares
Net Assets	$2,224,597,458
Shares Outstanding	199,025,994
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.18
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$11.44

Class B Shares
Net Assets	$40,295,823
Shares Outstanding	3,597,293
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.20

Class C Shares
Net Assets	$1,324,676,074
Shares Outstanding	118,738,467
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.16

Class I Shares
Net Assets	$3,193,359,422
Shares Outstanding	285,726,955
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.18

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest allocated from Portfolio (net of foreign taxes, $37,772)	$283,664,065
Dividends allocated from Portfolio	607,486
Expenses allocated from Portfolio	(36,982,470)
Total investment income from Portfolio	$247,289,081

Expenses
Administration fee	$4,965,758
Distribution and service fees
Advisers Class	295,226
Class A	3,750,051
Class B	283,430
Class C	7,592,202
Trustees’ fees and expenses	500
Custodian fee	38,047
Transfer and dividend disbursing agent fees	3,793,575
Legal and accounting services	76,066
Printing and postage	321,962
Registration fees	440,400
Miscellaneous	26,361
Total expenses	$21,583,578

Net investment income	$225,705,503

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$27,089,580
Swap contracts	(984,336)
Foreign currency and forward foreign currency exchange contract transactions	(12,732,366)
Net realized gain	$13,372,878
Change in unrealized appreciation (depreciation) —
Investments	$19,881,050
Swap contracts	951,034
Foreign currency and forward foreign currency exchange contracts	(2,695,503)
Net change in unrealized appreciation (depreciation)	$18,136,581

Net realized and unrealized gain	$31,509,459

Net increase in net assets from operations	$257,214,962

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$225,705,503	$112,474,687
Net realized gain from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	13,372,878	12,650,801
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	18,136,581	60,887,636
Net increase in net assets from operations	$257,214,962	$186,013,124
Distributions to shareholders —
From net investment income
Advisers Class	$(5,329,858)	$(2,943,542)
Class A	(67,965,678)	(40,003,002)
Class B	(2,033,152)	(3,327,747)
Class C	(41,010,524)	(31,438,127)
Class I	(109,179,698)	(34,476,653)
Total distributions to shareholders	$(225,518,910)	$(112,189,071)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$174,432,880	$26,774,803
Class A	1,547,123,159	325,046,238
Class B	3,390,086	2,604,861
Class C	677,549,695	162,277,993
Class I	2,703,378,028	1,403,333,687
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	4,615,802	2,146,009
Class A	59,756,677	31,653,808
Class B	1,453,751	2,242,809
Class C	33,205,274	25,526,730
Class I	46,301,923	7,947,038
Cost of shares redeemed
Advisers Class	(32,311,870)	(19,460,563)
Class A	(364,731,788)	(152,177,434)
Class B	(7,500,982)	(11,903,420)
Class C	(142,700,833)	(93,162,413)
Class I	(888,109,014)	(282,575,092)
Net asset value of shares exchanged
Class A	12,874,452	24,688,811
Class B	(12,874,452)	(24,688,811)
Net increase in net assets from Fund share transactions	$3,815,852,788	$1,430,275,054

Net increase in net assets	$3,847,548,840	$1,504,099,107

Net Assets
At beginning of year	$3,148,160,109	$1,644,061,002
At end of year	$6,995,708,949	$3,148,160,109

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$2,792,594	$(1,155,029)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.060	$10.660	$10.690	$9.910	$7.620

Income (Loss) From Operations
Net investment income(1)	$0.502	$0.572	$0.526	$0.487	$0.435
Net realized and unrealized gain	0.123	0.396	0.010 (2)	0.834	2.289

Total income from operations	$0.625	$0.968	$0.536	$1.321	$2.724

Less Distributions
From net investment income	$(0.515)	$(0.568)	$(0.536)	$(0.541)	$(0.434)
Tax return of capital	—	—	(0.030)	—	—

Total distributions	$(0.515)	$(0.568)	$(0.566)	$(0.541)	$(0.434)

Redemption fees(1)(7)	$—	$—	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$11.170	$11.060	$10.660	$10.690	$9.910

Total Return(4)	5.76%	9.31%	5.07%	13.65%	37.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$212,780	$65,258	$53,729	$40,841	$34,173
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(5)(6)	0.96%	1.08%	1.10%	1.18%	1.29%
Interest and fee expense(5)	0.22%	0.34%	0.39%	0.56%	1.32%
Total expenses(5)	1.18%	1.42%	1.49%	1.74%	2.61%
Net investment income	4.49%	5.27%	4.86%	4.69%	5.36%
Portfolio Turnover of the Portfolio	29%	37%	59%	37%	32%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Redemption fees were discontinued as of January 1, 2011.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.060	$10.660	$10.690	$9.910	$7.610

Income (Loss) From Operations
Net investment income(1)	$0.505	$0.571	$0.527	$0.488	$0.439
Net realized and unrealized gain	0.130	0.397	0.009 (2)	0.833	2.294

Total income from operations	$0.635	$0.968	$0.536	$1.321	$2.733

Less Distributions
From net investment income	$(0.515)	$(0.568)	$(0.536)	$(0.541)	$(0.433)
Tax return of capital	—	—	(0.030)	—	—

Total distributions	$(0.515)	$(0.568)	$(0.566)	$(0.541)	$(0.433)

Redemption fees(1)(7)	$—	$—	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$11.180	$11.060	$10.660	$10.690	$9.910

Total Return(4)	5.85%	9.31%	5.07%	13.64%	37.56%

Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$2,224,597	$959,179	$702,127	$556,631	$528,054
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(5)(6)	0.97%	1.08%	1.10%	1.18%	1.29%
Interest and fee expense(5)	0.22%	0.34%	0.39%	0.56%	1.32%
Total expenses(5)	1.19%	1.42%	1.49%	1.74%	2.61%
Net investment income	4.52%	5.26%	4.88%	4.71%	5.42%
Portfolio Turnover of the Portfolio	29%	37%	59%	37%	32%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Redemption fees were discontinued as of January 1, 2011.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.090	$10.680	$10.710	$9.930	$7.630

Income (Loss) From Operations
Net investment income(1)	$0.483	$0.532	$0.489	$0.452	$0.426
Net realized and unrealized gain	0.105	0.410	0.009 (2)	0.834	2.279

Total income from operations	$0.588	$0.942	$0.498	$1.286	$2.705

Less Distributions
From net investment income	$(0.478)	$(0.532)	$(0.500)	$(0.506)	$(0.405)
Tax return of capital	—	—	(0.028)	—	—

Total distributions	$(0.478)	$(0.532)	$(0.528)	$(0.506)	$(0.405)

Redemption fees(1)(7)	$—	$—	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$11.200	$11.090	$10.680	$10.710	$9.930

Total Return(4)	5.40%	9.03%	4.70%	13.23%	36.99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,296	$55,277	$84,483	$101,395	$121,236
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(5)(6)	1.33%	1.45%	1.45%	1.53%	1.64%
Interest and fee expense(5)	0.22%	0.34%	0.39%	0.56%	1.32%
Total expenses(5)	1.55%	1.79%	1.84%	2.09%	2.96%
Net investment income	4.31%	4.90%	4.52%	4.36%	5.34%
Portfolio Turnover of the Portfolio	29%	37%	59%	37%	32%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Redemption fees were discontinued as of January 1, 2011.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.040	$10.640	$10.680	$9.900	$7.620

Income (Loss) From Operations
Net investment income(1)	$0.451	$0.516	$0.472	$0.435	$0.399
Net realized and unrealized gain	0.128	0.399	0.004 (2)	0.840	2.280

Total income from operations	$0.579	$0.915	$0.476	$1.275	$2.679

Less Distributions
From net investment income	$(0.459)	$(0.515)	$(0.489)	$(0.495)	$(0.399)
Tax return of capital	—	—	(0.027)	—	—

Total distributions	$(0.459)	$(0.515)	$(0.516)	$(0.495)	$(0.399)

Redemption fees(1)(7)	$—	$—	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$11.160	$11.040	$10.640	$10.680	$9.900

Total Return(4)	5.33%	8.80%	4.50%	13.16%	36.67%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,324,676	$748,843	$629,929	$583,683	$550,652
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(5)(6)	1.47%	1.58%	1.60%	1.68%	1.79%
Interest and fee expense(5)	0.22%	0.34%	0.39%	0.56%	1.32%
Total expenses(5)	1.69%	1.92%	1.99%	2.24%	3.11%
Net investment income	4.05%	4.76%	4.37%	4.21%	4.95%
Portfolio Turnover of the Portfolio	29%	37%	59%	37%	32%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Redemption fees were discontinued as of January 1, 2011.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.060	$10.660	$10.690	$9.910	$7.620

Income (Loss) From Operations
Net investment income(1)	$0.532	$0.605	$0.554	$0.513	$0.461
Net realized and unrealized gain	0.131	0.391	0.008 (2)	0.833	2.282

Total income from operations	$0.663	$0.996	$0.562	$1.346	$2.743

Less Distributions
From net investment income	$(0.543)	$(0.596)	$(0.561)	$(0.566)	$(0.453)
Tax return of capital	—	—	(0.031)	—	—

Total distributions	$(0.543)	$(0.596)	$(0.592)	$(0.566)	$(0.453)

Redemption fees(1)(7)	$—	$—	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$11.180	$11.060	$10.660	$10.690	$9.910

Total Return(4)	6.11%	9.59%	5.33%	13.91%	37.70%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,193,359	$1,319,604	$173,792	$62,755	$24,688
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(5)(6)	0.72%	0.77%	0.85%	0.93%	1.04%
Interest and fee expense(5)	0.22%	0.34%	0.39%	0.56%	1.32%
Total expenses(5)	0.94%	1.11%	1.24%	1.49%	2.36%
Net investment income	4.76%	5.54%	5.12%	4.94%	5.65%
Portfolio Turnover of the Portfolio	29%	37%	59%	37%	32%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Redemption fees were discontinued as of January 1, 2011.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (98.5% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $184,656,187 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($105,251,799), October 31, 2017 ($50,458,629), October 31, 2018 ($28,308,325) and October 31, 2019 ($637,434). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2013, a capital loss carryforward of $30,300,186 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

15

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$225,518,910	$112,189,071

During the year ended October 31, 2013, accumulated net realized loss was decreased by $17,482,296, accumulated undistributed net investment income was increased by $3,761,030 and paid-in capital was decreased by $21,243,326 due to differences between book and tax accounting, primarily for swap contracts, mixed straddles and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$10,690,387
Capital loss carryforward	$(184,656,187)
Net unrealized appreciation	$42,696,216
Other temporary differences	$(7,897,793)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2013, the administration fee amounted to $4,965,758. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $365,920 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $400,872 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $295,226 for Advisers Class shares and $3,750,051 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $188,953 and $6,073,762 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $94,477 and $1,518,440 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $204,000, $15,600 and $193,300 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,726,129,638 and $141,101,399, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2013	2012

Sales	15,623,634	2,461,777
Issued to shareholders electing to receive payments of distributions in Fund shares	413,592	197,436
Redemptions	(2,894,741)	(1,800,758)

Net increase	13,142,485	858,455

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2013	2012

Sales	138,486,324	29,710,614
Issued to shareholders electing to receive payments of distributions in Fund shares	5,352,145	2,910,716
Redemptions	(32,652,683)	(14,064,087)
Exchange from Class B shares	1,152,207	2,273,423

Net increase	112,337,993	20,830,666

	Year Ended October 31,
Class B	2013	2012

Sales	302,791	240,092
Issued to shareholders electing to receive payments of distributions in Fund shares	129,963	206,347
Redemptions	(671,322)	(1,100,412)
Exchange to Class A shares	(1,149,186)	(2,268,145)

Net decrease	(1,387,754)	(2,922,118)

	Year Ended October 31,
Class C	2013	2012

Sales	60,760,465	14,884,086
Issued to shareholders electing to receive payments of distributions in Fund shares	2,979,952	2,353,297
Redemptions	(12,807,399)	(8,618,302)

Net increase	50,933,018	8,619,081

	Year Ended October 31,
Class I	2013	2012

Sales	241,931,401	128,216,381
Issued to shareholders electing to receive payments of distributions in Fund shares	4,146,176	728,632
Redemptions	(79,616,356)	(25,979,282)

Net increase	166,461,221	102,965,731

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Advantage Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2013

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments

Senior Floating-Rate Interests — 116.1%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.3%
Alliant Techsystems Inc.
Term Loan, Maturing October 15, 2020(2)	2,500	$2,518,750
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	3,786	3,785,536
Beechcraft Holdings, LLC
Term Loan, 5.75%, Maturing February 14, 2020	11,236	11,357,720
Booz Allen Hamilton Inc.
Term Loan, 3.75%, Maturing July 31, 2019	14,603	14,622,272
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing October 29, 2018	5,056	5,097,350
Term Loan, 6.25%, Maturing November 2, 2018	2,292	2,310,799
Ducommun Incorporated
Term Loan, 5.00%, Maturing June 28, 2017	1,082	1,094,789
IAP Worldwide Services, Inc.
Term Loan, 10.00%, Maturing December 31, 2015(3)	4,974	2,362,419
Sequa Corporation
Term Loan, 5.25%, Maturing December 19, 2017	13,027	13,154,796
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	48,139	48,159,054
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	2,128	2,045,977
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	58,630	58,786,424

		$165,295,886

Air Transport — 0.0%(4)
Evergreen International Aviation, Inc.
Term Loan, 5.00%, Maturing June 30, 2015(3)	269	$215,584

		$215,584

Automotive — 4.0%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	13,691	$13,844,708
Allison Transmission, Inc.
Term Loan, 3.18%, Maturing August 7, 2017	6,766	6,800,267
Term Loan, 3.75%, Maturing August 23, 2019	22,187	22,370,419
ASP HHI Acquisition Co., Inc.
Term Loan, 5.00%, Maturing October 5, 2018	21,902	22,121,005
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017	1,181	1,176,175
Chrysler Group LLC
Term Loan, 4.25%, Maturing May 24, 2017	37,558	37,946,387

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Federal-Mogul Corporation
Term Loan, 2.12%, Maturing December 29, 2014		17,447	$17,297,139
Term Loan, 2.12%, Maturing December 28, 2015		16,161	16,022,293
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019		39,075	39,502,402
Metaldyne Company LLC
Term Loan, 6.50%, Maturing December 18, 2018	EUR	2,481	3,394,182
Metaldyne, LLC
Term Loan, 5.00%, Maturing December 18, 2018		24,974	25,171,378
Remy International, Inc.
Term Loan, 4.25%, Maturing March 5, 2020		2,374	2,391,352
Schaeffler AG
Term Loan, 3.25%, Maturing April 22, 2016	EUR	8,788	11,947,466
Term Loan, 4.25%, Maturing January 27, 2017		4,650	4,685,433
Tomkins LLC
Term Loan, 3.75%, Maturing September 29, 2016		16,294	16,371,894
Tower Automotive Holdings USA, LLC
Term Loan, 4.75%, Maturing April 23, 2020		12,444	12,623,177
UCI International, Inc.
Term Loan, 5.50%, Maturing July 26, 2017		946	951,655
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017		26,822	26,732,385

			$281,349,717

Beverage and Tobacco — 0.5%
Constellation Brands, Inc.
Term Loan, 2.75%, Maturing June 5, 2020		5,508	$5,510,441
Oak Leaf B.V.
Term Loan, 4.50%, Maturing September 24, 2018	EUR	22,975	31,486,736

			$36,997,177

Building and Development — 1.3%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		14,925	$14,967,491
Armstrong World Industries, Inc.
Term Loan, 3.50%, Maturing March 16, 2020		4,453	4,470,017
Capital Automotive L.P.
Term Loan, 4.00%, Maturing April 10, 2019		3,641	3,664,830
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020		5,575	5,581,969
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019		5,300	5,160,875
Preferred Proppants, LLC
Term Loan, Maturing December 15, 2016(2)		6,361	4,325,246

21	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Quikrete Holdings, Inc.
Term Loan, Maturing September 25, 2020(2)	14,700	$14,781,320
Term Loan - Second Lien, Maturing March 26, 2021(2)	2,500	2,557,812
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	13,790	13,803,194
Realogy Corporation
Term Loan, 4.45%, Maturing October 10, 2016	301	301,132
Term Loan, 4.50%, Maturing March 5, 2020	12,527	12,670,746
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	4,576	4,598,846
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	2,500	2,515,373

		$89,398,851

Business Equipment and Services — 11.4%
Acosta, Inc.
Term Loan, 4.25%, Maturing March 2, 2018	34,569	$34,734,413
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 18, 2017	22,666	22,796,662
Affinion Group, Inc.
Term Loan, 6.50%, Maturing October 10, 2016	4,991	4,943,861
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017	5,350	5,385,524
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015	1,510	1,498,963
Term Loan, 5.00%, Maturing February 21, 2015	16,970	16,596,468
Altisource Solutions S.a.r.l.
Term Loan, 5.75%, Maturing November 27, 2019	6,881	6,936,805
Audio Visual Services Group, Inc.
Term Loan, 6.75%, Maturing November 9, 2018	6,271	6,380,465
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020	14,223	14,186,981
BAR/BRI Review Courses, Inc.
Term Loan, 5.25%, Maturing June 16, 2017	4,475	4,505,760
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.25%, Maturing October 23, 2018	699	702,534
Term Loan, 6.25%, Maturing October 23, 2018	2,914	2,927,226
Brickman Group Holdings Inc.
Term Loan, 3.26%, Maturing October 14, 2016	5,975	6,009,031
Term Loan, 4.00%, Maturing September 28, 2018	7,537	7,590,678
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017	2,790	2,798,424
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	13,328	13,347,421
Ceridian Corp.
Term Loan, 4.42%, Maturing May 9, 2017	11,450	11,513,215

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ClientLogic Corporation
Term Loan, 6.99%, Maturing January 30, 2017	GBP	3,341	$5,034,886
Term Loan, 7.00%, Maturing January 30, 2017		3,293	3,292,844
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017		1,955	1,969,914
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		19,935	19,860,019
Education Management LLC
Revolving Loan, Maturing June 1, 2015(2)		7,500	6,787,500
Term Loan, 4.25%, Maturing June 1, 2016		5,919	5,694,049
Term Loan, 8.25%, Maturing March 29, 2018		12,928	12,927,723
EIG Investors Corp.
Term Loan, 6.25%, Maturing November 11, 2019		34,889	35,092,083
Term Loan - Second Lien, 10.25%, Maturing May 8, 2020		3,850	3,912,563
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		26,205	26,325,171
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		17,368	17,628,935
Garda World Security Corp.
Term Loan, 5.75%, Maturing November 13, 2019		6,043	6,061,670
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 4.75%, Maturing January 21, 2020	EUR	995	1,352,649
Term Loan, 4.00%, Maturing February 7, 2020		11,847	11,814,985
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		23,287	23,370,724
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 31, 2019		8,344	8,413,764
IMS Health Incorporated
Term Loan, 3.75%, Maturing September 1, 2017		24,541	24,705,540
Term Loan, 4.25%, Maturing September 1, 2017	EUR	16,275	22,284,943
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		11,025	11,098,504
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020		24,935	25,069,578
Term Loan - Second Lien, 8.25%, Maturing May 21, 2021		8,050	8,113,732
ISS Holdings A/S
Term Loan, 3.72%, Maturing April 30, 2015	EUR	1,000	1,375,262
Term Loan, 4.22%, Maturing April 30, 2015	EUR	7,143	9,823,297
Term Loan, 3.75%, Maturing April 30, 2018		9,377	9,408,736
Ista International GmbH
Term Loan, 4.23%, Maturing April 30, 2020	EUR	123	169,076
Term Loan, 4.23%, Maturing April 30, 2020	EUR	942	1,292,117
Term Loan, 4.23%, Maturing June 1, 2020	EUR	1,984	2,721,354

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Jason Incorporated
Term Loan, 5.00%, Maturing February 28, 2019	9,767	$9,779,394
KAR Auction Services, Inc.
Term Loan, 3.75%, Maturing May 19, 2017	17,794	17,908,209
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	29,610	29,813,387
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020	9,175	9,488,482
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	13,042	13,009,152
MEI Conlux Holdings (US), Inc.
Term Loan, 5.00%, Maturing August 21, 2020	3,950	3,952,469
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018	17,353	17,519,069
National CineMedia, LLC
Term Loan, 2.92%, Maturing November 26, 2019	4,425	4,418,363
Nuance Communications, Inc.
Term Loan, 2.92%, Maturing August 7, 2019	4,988	4,988,019
Pacific Industrial Services US Finco LLC
Term Loan, 5.00%, Maturing October 2, 2018	13,425	13,508,906
Term Loan - Second Lien, 8.75%, Maturing April 2, 2019	4,500	4,570,313
Quintiles Transnational Corp.
Term Loan, 4.00%, Maturing June 8, 2018	50,382	50,633,218
Term Loan, 4.50%, Maturing June 8, 2018	2,630	2,632,897
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017	1,901	1,898,577
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017	15,456	15,223,871
Term Loan, 4.43%, Maturing January 31, 2017	14,911	14,689,376
SunGard Data Systems, Inc.
Term Loan, 3.92%, Maturing February 28, 2017	6,702	6,727,248
Term Loan, 4.50%, Maturing January 31, 2020	22,181	22,370,654
Term Loan, 4.00%, Maturing March 9, 2020	47,385	47,851,302
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	4,911	4,964,313
TransUnion, LLC
Term Loan, 4.25%, Maturing February 10, 2019	16,273	16,379,426
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017	345	348,214
Term Loan, 6.00%, Maturing July 28, 2017	2,255	2,274,528
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.25%, Maturing February 21, 2019	3,308	3,324,917
West Corporation
Term Loan, 3.75%, Maturing June 29, 2018	25,106	25,221,439

		$811,951,792

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television — 4.6%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019		4,012	$4,014,495
Bragg Communications Incorporated
Term Loan, 3.50%, Maturing February 28, 2018		2,278	2,287,903
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		30,240	30,308,536
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		15,586	15,460,190
Term Loan, 3.00%, Maturing January 4, 2021		16,097	15,969,347
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		6,947	6,940,465
CSC Holdings, Inc.
Term Loan, 2.67%, Maturing April 17, 2020		21,347	21,195,751
Lavena Holding 3 GMBH
Term Loan, 4.09%, Maturing March 6, 2017	EUR	6,423	8,753,754
Term Loan, 4.09%, Maturing March 6, 2017	EUR	6,496	8,853,952
MCC Iowa LLC
Term Loan, 1.89%, Maturing January 30, 2015		1,833	1,821,813
Term Loan, 3.25%, Maturing January 29, 2021		6,983	6,960,680
Media Holdco, LP
Term Loan, 7.25%, Maturing July 24, 2018		4,989	5,013,936
Mediacom Illinois, LLC
Term Loan, 1.64%, Maturing January 30, 2015		5,620	5,589,070
Term Loan, 4.50%, Maturing October 23, 2017		2,832	2,835,903
Sterling Entertainment Enterprises, LLC
Term Loan, 3.17%, Maturing December 28, 2017		11,100	10,889,100
UPC Financing Partnership
Term Loan, 4.00%, Maturing January 29, 2021		4,375	4,410,547
Term Loan, 3.88%, Maturing March 26, 2021	EUR	26,812	36,694,247
Term Loan, 3.25%, Maturing June 30, 2021		26,709	26,614,313
Virgin Media Investment Holdings Limited
Term Loan, 4.50%, Maturing June 5, 2020	GBP	12,450	20,160,167
Term Loan, 3.50%, Maturing June 8, 2020		60,475	60,516,970
WaveDivision Holdings, LLC
Term Loan, 4.00%, Maturing October 15, 2019		3,250	3,258,563
YPSO Holding SA
Term Loan, 5.13%, Maturing June 6, 2016	EUR	2,579	3,519,607
Term Loan, 5.13%, Maturing June 6, 2016	EUR	2,774	3,785,746
Term Loan, 5.13%, Maturing June 6, 2016	EUR	8,033	10,961,001
Term Loan, 5.13%, Maturing December 29, 2017	EUR	4,885	6,640,544
Term Loan, Maturing December 29, 2017(2)	EUR	1,358	1,860,155
Term Loan, Maturing December 31, 2018(2)	EUR	1,370	1,878,224

			$327,194,979

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 5.0%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.75%, Maturing August 31, 2019	EUR	2,768	$3,772,429
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		5,316	5,358,952
Term Loan, 4.50%, Maturing October 3, 2019		10,245	10,328,481
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 29, 2020		20,349	20,484,484
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.75%, Maturing February 3, 2020		42,280	42,775,593
Term Loan, 5.25%, Maturing February 3, 2020	EUR	3,980	5,482,198
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017		4,481	4,524,334
Chemtura Corporation
Term Loan, 3.50%, Maturing August 29, 2016		2,762	2,782,599
Eagle Spinco Inc.
Term Loan, 3.50%, Maturing January 27, 2017		1,979	1,991,856
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		6,718	6,768,493
General Chemical Corporation
Term Loan, 5.02%, Maturing October 6, 2015		944	954,880
Huntsman International, LLC
Term Loan, 2.72%, Maturing April 19, 2017		3,467	3,472,138
Term Loan, Maturing January 31, 2021(2)		18,075	18,117,368
Ineos Finance PLC
Term Loan, 4.25%, Maturing May 4, 2018	EUR	7,824	10,680,687
Ineos US Finance LLC
Term Loan, 4.00%, Maturing May 4, 2018		53,867	54,110,723
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 8, 2020		17,237	17,314,365
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		253	256,611
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018		7,209	7,263,496
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		6,950	6,976,062
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		2,000	2,024,376
OXEA Finance S.a.r.l.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	2,000	2,729,076
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		4,976	5,016,146
Term Loan, 5.53%, Maturing June 8, 2020		2,985	2,879,597
PQ Corporation
Term Loan, 4.50%, Maturing August 7, 2017		24,889	25,100,077

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Schoeller Arca Systems Holding B.V.
Term Loan, 4.73%, Maturing December 18, 2014	EUR	289	$278,640
Term Loan, 4.73%, Maturing December 18, 2014	EUR	824	794,454
Term Loan, 4.73%, Maturing December 18, 2014	EUR	887	854,910
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		1,436	1,454,127
Taminco Global Chemical Corporation
Term Loan, 4.25%, Maturing February 15, 2019		3,940	3,969,777
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020		9,950	9,968,719
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		38,840	39,213,717
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		36,375	35,840,950
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 5, 2020		2,703	2,724,820

			$356,265,135

Clothing / Textiles — 0.1%
Phillips-Van Heusen Corporation
Term Loan, 3.25%, Maturing February 13, 2020		6,404	$6,433,573

			$6,433,573

Conglomerates — 0.7%
Financiere SPIE S.A.S.
Term Loan, 4.63%, Maturing August 30, 2018	EUR	7,500	$10,304,044
RGIS Services, LLC
Term Loan, 4.50%, Maturing October 18, 2016		4,921	4,853,617
Term Loan, 5.50%, Maturing October 18, 2017		6,332	6,276,920
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing August 13, 2019		2,500	2,509,635
Term Loan, 4.50%, Maturing December 17, 2019		13,988	14,062,074
Term Loan, 5.00%, Maturing December 17, 2019	CAD	14,498	13,887,798

			$51,894,088

Containers and Glass Products — 1.9%
Berry Plastics Holding Corporation
Term Loan, 2.17%, Maturing April 3, 2015		17,393	$17,437,602
Term Loan, 3.50%, Maturing February 7, 2020		37,435	37,328,041
BWAY Corporation
Term Loan, 4.50%, Maturing August 7, 2017		15,756	15,880,677
Pact Group (USA), Inc.
Term Loan, 3.75%, Maturing May 29, 2020		17,905	17,804,408

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018		7,174	$7,200,633
Ranpak Corporation
Term Loan, 4.75%, Maturing April 10, 2019	EUR	2,918	3,990,943
Term Loan, 4.50%, Maturing April 23, 2019		5,663	5,705,489
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 28, 2018		20,681	20,873,715
Sealed Air Corporation
Term Loan, 4.00%, Maturing October 3, 2018		614	619,666
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		6,996	7,027,047

			$133,868,221

Cosmetics / Toiletries — 0.5%
Prestige Brands, Inc.
Term Loan, 3.78%, Maturing January 31, 2019		963	$971,364
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing November 20, 2017		2,225	2,242,035
Term Loan, 4.00%, Maturing August 19, 2019		14,375	14,443,756
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		19,278	18,619,449

			$36,276,604

Drugs — 2.4%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		7,059	$7,097,261
Amneal Pharmaceuticals LLC
Term Loan, Maturing October 1, 2019(2)		5,250	5,197,500
Aptalis Pharma, Inc.
Term Loan, 6.00%, Maturing September 18, 2020		24,050	24,250,409
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017		7,823	7,945,397
Catalent Pharma Solutions Inc.
Term Loan, 3.67%, Maturing September 15, 2016		7,944	7,977,896
Term Loan, 4.25%, Maturing September 15, 2017		12,738	12,805,486
Endo Health Solutions Inc.
Term Loan, 4.00%, Maturing June 18, 2018		229	229,845
Ikaria Acquisition Inc.
Term Loan, 7.25%, Maturing July 3, 2018		5,160	5,224,183
Term Loan - Second Lien, 11.00%, Maturing July 3, 2019		2,250	2,295,000
Par Pharmaceutical Companies, Inc.
Term Loan, 4.25%, Maturing September 30, 2019		13,191	13,246,932

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing February 13, 2019	20,026	$20,219,644
Term Loan, 3.75%, Maturing December 11, 2019	23,712	23,942,100
Term Loan, 4.50%, Maturing August 5, 2020	39,452	40,023,927

		$170,455,580

Ecological Services and Equipment — 0.7%
ADS Waste Holdings, Inc.
Term Loan, 4.25%, Maturing October 9, 2019	46,734	$47,088,898
Progressive Waste Solutions Ltd.
Term Loan, 3.50%, Maturing October 24, 2019	2,283	2,291,310

		$49,380,208

Electronics / Electrical — 9.7%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 11, 2019	14,581	$14,717,744
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020	9,175	9,232,344
Aspect Software, Inc.
Term Loan, 7.00%, Maturing May 6, 2016	7,775	7,818,676
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	28,975	29,264,789
Blue Coat Systems, Inc.
Term Loan, 4.50%, Maturing May 31, 2019	13,479	13,555,183
Term Loan - Second Lien, 9.50%, Maturing June 26, 2020	17,150	17,407,250
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing April 29, 2016	1,105	1,108,509
CommScope, Inc.
Term Loan, 3.75%, Maturing January 12, 2018	13,250	13,295,269
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	16,309	16,360,091
Dealer Computer Services, Inc.
Term Loan, 2.17%, Maturing April 21, 2016	7,565	7,579,475
Dell Inc.
Term Loan, 3.75%, Maturing October 31, 2018	14,725	14,722,953
Term Loan, 4.50%, Maturing April 30, 2020	82,475	82,098,749
Digital Generation, Inc.
Term Loan, 7.25%, Maturing July 26, 2018	16,053	16,139,708
Eagle Parent, Inc.
Term Loan, 4.50%, Maturing May 16, 2018	14,311	14,424,162
Edwards (Cayman Islands II) Limited
Term Loan, 4.75%, Maturing March 26, 2020	12,358	12,396,634

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Excelitas Technologies Corp.
Term Loan, Maturing September 30, 2020(2)		7,421	$7,347,000
Term Loan, Maturing October 23, 2020(2)		479	474,000
Eze Castle Software Inc.
Term Loan, 4.75%, Maturing April 6, 2020		4,289	4,319,631
Term Loan - Second Lien, 8.75%, Maturing April 6, 2021		2,000	2,032,498
Freescale Semiconductor, Inc.
Term Loan, 5.00%, Maturing February 28, 2020		16,268	16,438,985
Term Loan, 5.00%, Maturing January 15, 2021		6,500	6,573,125
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing December 17, 2018		26,294	26,398,138
Hyland Software, Inc.
Term Loan, 5.50%, Maturing October 25, 2019		6,461	6,502,972
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018		41,322	41,708,818
Term Loan, 4.00%, Maturing June 1, 2020	EUR	3,945	5,382,962
Term Loan, 3.75%, Maturing June 3, 2020		3,230	3,227,051
Internet Brands, Inc.
Term Loan, 6.25%, Maturing March 18, 2019		7,089	7,133,684
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018		28,691	28,946,899
Microsemi Corporation
Term Loan, 3.75%, Maturing February 19, 2020		7,304	7,345,493
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017		11,774	11,928,146
Term Loan, 4.75%, Maturing January 11, 2020		16,346	16,568,689
Renaissance Learning, Inc.
Term Loan, 5.75%, Maturing November 13, 2018		8,341	8,382,454
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018		7,664	7,685,430
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019		3,000	3,011,250
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019		10,547	10,510,753
RP Crown Parent, LLC
Term Loan, 6.75%, Maturing December 21, 2018		44,029	44,488,655
Term Loan - Second Lien, 11.25%, Maturing December 20, 2019		6,994	7,190,242
SafeNet Inc.
Term Loan, 2.67%, Maturing April 12, 2014		738	738,316
Sensata Technologies Finance Company, LLC
Term Loan, 3.75%, Maturing May 11, 2018		5,463	5,527,618
Serena Software, Inc.
Term Loan, 4.17%, Maturing March 10, 2016		10,397	10,267,005
Term Loan, 5.00%, Maturing March 10, 2016		900	894,375

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	11,430	$11,429,787
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	8,208	8,352,105
SkillSoft Corporation
Term Loan, 5.00%, Maturing May 26, 2017	6,492	6,532,502
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	5,250	5,040,000
Sophia, L.P.
Term Loan, 4.50%, Maturing July 19, 2018	10,716	10,814,996
SS&C Technologies Inc.
Term Loan, 3.50%, Maturing June 7, 2019	952	955,827
Term Loan, 3.50%, Maturing June 7, 2019	7,499	7,533,335
StoneRiver Holdings, Inc.
Term Loan, 4.50%, Maturing November 29, 2019	4,720	4,723,335
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	7,852	7,744,012
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	8,113	8,198,988
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	1,009	1,009,670
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	23,521	23,643,898
Wall Street Systems, Inc.
Term Loan, 5.75%, Maturing October 25, 2019	10,866	10,981,043
Term Loan - Second Lien, 9.25%, Maturing October 26, 2020	4,250	4,295,050
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	13,062	13,233,150
Websense, Inc.
Term Loan, 4.50%, Maturing June 25, 2020	7,232	7,240,915

		$692,874,338

Equipment Leasing — 0.2%
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	16,500	$16,551,563

		$16,551,563

Financial Intermediaries — 4.8%
American Capital Holdings, Inc.
Term Loan, 4.00%, Maturing August 22, 2016	10,206	$10,250,902
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 11, 2020	6,559	6,595,454
Term Loan - Second Lien, 10.25%, Maturing December 11, 2020	1,500	1,495,313

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
CB Richard Ellis Services, Inc.
Term Loan, 2.93%, Maturing March 29, 2021	1,244	$1,248,026
Cetera Financial Group, Inc.
Term Loan, 6.50%, Maturing August 2, 2019	6,250	6,300,625
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	20,342	20,375,934
Clipper Acquisitions Corp.
Term Loan, 4.00%, Maturing February 6, 2020	16,281	16,349,197
First Data Corporation
Term Loan, 4.17%, Maturing March 24, 2017	6,000	6,020,874
Term Loan, 4.17%, Maturing March 23, 2018	17,255	17,305,023
Term Loan, 4.17%, Maturing September 24, 2018	26,150	26,228,450
Geo Group, Inc. (The)
Term Loan, 3.25%, Maturing April 3, 2020	1,144	1,142,820
Grosvenor Capital Management Holdings, LLP
Term Loan, 2.19%, Maturing December 5, 2013	323	323,285
Term Loan, 4.19%, Maturing December 5, 2016	5,039	5,029,834
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 17, 2020	15,175	15,266,050
Hamilton Lane Advisors, LLC
Term Loan, 5.25%, Maturing February 28, 2018	4,330	4,329,901
Harbourvest Partners, LLC
Term Loan, 4.75%, Maturing November 21, 2017	3,578	3,613,656
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	8,828	8,949,258
LPL Holdings, Inc.
Term Loan, 2.67%, Maturing March 29, 2017	1,344	1,342,406
Term Loan, 3.25%, Maturing March 29, 2019	17,302	17,302,055
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	8,885	8,974,278
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	6,542	6,583,217
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020	16,422	16,509,987
Nuveen Investments, Inc.
Term Loan, 4.17%, Maturing May 15, 2017	52,237	52,028,287
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	6,475	6,442,625
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	16,194	16,394,021
Oz Management LP
Term Loan, 1.67%, Maturing November 15, 2016	10,910	10,213,067
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018	7,595	7,640,835
Term Loan, 4.00%, Maturing November 9, 2018	5,959	5,993,677

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Sesac Holdco II, LLC
Term Loan, 6.00%, Maturing February 8, 2019		5,429	$5,483,114
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		10,209	10,225,743
Transfirst Holdings, Inc.
Term Loan, 4.75%, Maturing December 27, 2017		5,707	5,716,460
Walter Investment Management Corp.
Term Loan, 5.75%, Maturing November 28, 2017		20,792	21,035,698

			$342,710,072

Food Products — 5.6%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		12,952	$13,054,667
American Seafoods Group LLC
Term Loan, 4.25%, Maturing March 16, 2018		1,434	1,430,435
Autobar BV (Acorn 3 BV)
Term Loan, 5.85%, Maturing October 31, 2019	EUR	14,600	17,103,663
Blue Buffalo Company, Ltd.
Term Loan, 4.75%, Maturing August 8, 2019		12,082	12,215,271
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019		3,641	3,662,112
CSM Bakery Supplies LLC
Term Loan, 4.75%, Maturing July 3, 2020		9,352	9,328,184
Del Monte Foods Company
Term Loan, 4.00%, Maturing March 8, 2018		40,995	41,112,373
Dole Food Company Inc.
Term Loan, Maturing November 1, 2018(2)		34,675	34,501,625
Term Loan, 3.75%, Maturing April 1, 2020		42,917	43,050,971
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020		64,563	65,124,177
Hearthside Food Solutions, LLC
Term Loan, 4.51%, Maturing June 7, 2018		2,833	2,818,736
Term Loan, 6.50%, Maturing June 7, 2018		4,419	4,424,682
High Liner Foods Incorporated
Term Loan, 4.75%, Maturing December 31, 2017		3,989	4,011,662
Iglo Foods Midco Limited
Term Loan, 5.13%, Maturing January 31, 2018	EUR	5,500	7,577,634
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		17,975	18,064,882
Term Loan, 3.75%, Maturing September 18, 2020		13,925	13,907,594
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		5,636	5,683,517
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		49,959	50,360,149

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		6,000	$6,000,000
Term Loan, 3.25%, Maturing April 29, 2020		30,646	30,648,727
United Biscuits (UK) Limited
Term Loan, 4.38%, Maturing June 30, 2020	EUR	1,825	2,507,575
Term Loan, 5.52%, Maturing June 30, 2020	GBP	4,775	7,761,504
Windsor Quality Food Company Ltd.
Term Loan, 5.00%, Maturing February 16, 2017		4,645	4,627,305

			$398,977,445

Food Service — 4.5%
Aramark Corporation
Term Loan, 3.28%, Maturing July 26, 2016		441	$443,190
Term Loan, 3.66%, Maturing July 26, 2016		918	921,517
Term Loan, 3.70%, Maturing July 26, 2016		34,876	34,991,787
Term Loan, 3.75%, Maturing July 26, 2016		5,581	5,603,941
Term Loan, 4.00%, Maturing September 9, 2019		15,600	15,668,172
Buffets, Inc.
Term Loan, 0.12%, Maturing April 22, 2015(3)		265	265,450
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		11,088	11,137,419
Centerplate, Inc.
Term Loan, 5.75%, Maturing October 15, 2018		3,539	3,558,422
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017		4,976	5,014,990
Dunkin’ Brands, Inc.
Term Loan, 3.75%, Maturing February 14, 2020		44,421	44,627,841
Landry’s, Inc.
Term Loan, 4.75%, Maturing April 24, 2018		21,085	21,277,870
NPC International, Inc.
Term Loan, 4.50%, Maturing December 28, 2018		13,716	13,853,224
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019		39,857	39,931,724
P.F. Chang’s China Bistro Inc.
Term Loan, 5.25%, Maturing July 2, 2019		3,147	3,176,475
Sagittarius Restaurants, LLC
Term Loan, 6.26%, Maturing October 1, 2018		4,699	4,702,044
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		1,845	1,851,142
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019		56,534	56,682,406
Weight Watchers International, Inc.
Term Loan, 3.75%, Maturing April 2, 2020		45,386	41,762,251

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019		17,411	$17,467,780

			$322,937,645

Food / Drug Retailers — 3.5%
Albertson’s, LLC
Term Loan, 4.25%, Maturing March 21, 2016		6,097	$6,117,848
Term Loan, 4.75%, Maturing March 21, 2019		20,802	20,875,724
Alliance Boots Holdings Limited
Term Loan, 3.60%, Maturing July 10, 2017	EUR	4,249	5,773,086
Term Loan, 3.98%, Maturing July 10, 2017	GBP	49,200	78,718,186
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		31,606	31,803,635
Iceland Foods Group Limited
Term Loan, 4.13%, Maturing April 12, 2019	EUR	2,725	3,756,134
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019		1,708	1,731,944
Rite Aid Corporation
Term Loan, 4.00%, Maturing February 21, 2020		40,549	40,781,263
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		25,291	25,949,219
Supervalu Inc.
Term Loan, 5.00%, Maturing March 21, 2019		30,366	30,596,877

			$246,103,916

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 7.50%, Maturing December 21, 2018		3,965	$4,024,539
SIG Euro Holdings AG & Co. KG
Term Loan, 5.00%, Maturing September 28, 2018	EUR	2,723	3,733,437

			$7,757,976

Health Care — 10.8%
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		2,481	$2,499,419
Term Loan, 4.25%, Maturing June 30, 2017		5,221	5,255,933
Term Loan, 4.25%, Maturing June 30, 2017		15,643	15,760,580
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019		14,867	14,755,655
Term Loan, Maturing June 3, 2019(2)		401	398,587
Apria Healthcare Group I
Term Loan, 6.75%, Maturing April 5, 2020		6,166	6,241,800
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		21,737	21,886,622

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
ATI Holdings, Inc.
Term Loan, 5.75%, Maturing December 20, 2019		6,357	$6,436,652
Biomet Inc.
Term Loan, 3.69%, Maturing July 25, 2017		57,708	58,212,582
BSN Medical Inc.
Term Loan, 4.25%, Maturing August 28, 2019		4,714	4,719,917
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020		1,623	1,632,394
CHG Buyer Corporation
Term Loan, 5.00%, Maturing November 19, 2019		14,686	14,819,418
Community Health Systems, Inc.
Term Loan, 3.76%, Maturing January 25, 2017		24,185	24,302,983
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016		3,443	3,471,214
CRC Health Corporation
Term Loan, 4.67%, Maturing November 16, 2015		7,503	7,535,746
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		6,460	6,507,235
Term Loan, 4.00%, Maturing November 1, 2019		21,438	21,583,478
DJO Finance LLC
Term Loan, 4.75%, Maturing September 15, 2017		18,558	18,732,349
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018		9,808	9,489,507
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		34,504	34,649,252
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020		5,014	5,042,512
Term Loan, 4.50%, Maturing August 28, 2020	EUR	700	960,378
Term Loan, 4.25%, Maturing August 31, 2020		16,485	16,578,216
Term Loan, 4.50%, Maturing August 31, 2020	EUR	2,300	3,157,424
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 15, 2019		14,750	14,676,250
Grifols Inc.
Term Loan, 4.25%, Maturing June 1, 2017		19,958	20,137,143
HCA, Inc.
Term Loan, 3.00%, Maturing March 31, 2017		24,936	25,021,885
Term Loan, 2.92%, Maturing May 1, 2018		23,913	23,993,827
Health Management Associates, Inc.
Term Loan, 3.50%, Maturing November 16, 2018		22,818	22,855,249
Hologic Inc.
Term Loan, 3.75%, Maturing August 1, 2019		13,589	13,684,124
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018		18,515	18,660,720
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016		9,351	9,228,053
Term Loan, 7.75%, Maturing May 15, 2018		10,584	10,448,047

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing June 1, 2018	9,330	$9,347,291
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	38,476	38,836,268
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	2,173	2,085,600
Lifepoint Hospitals, Inc.
Term Loan, 2.68%, Maturing July 24, 2017	4,342	4,366,586
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	2,159	2,167,102
Medpace, Inc.
Term Loan, 5.25%, Maturing June 16, 2017	2,222	2,221,555
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	8,257	8,303,237
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	6,005	6,057,472
Multiplan, Inc.
Term Loan, 4.00%, Maturing August 25, 2017	23,518	23,721,593
One Call Medical, Inc.
Term Loan, 5.50%, Maturing August 16, 2019	21,728	21,890,622
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019	27,640	27,951,076
Pharmaceutical Product Development, Inc.
Term Loan, 4.25%, Maturing December 5, 2018	37,373	37,687,880
PRA Holdings, Inc.
Term Loan, 5.00%, Maturing September 23, 2020	14,450	14,496,659
Radnet Management, Inc.
Term Loan, 4.26%, Maturing October 10, 2018	13,114	13,163,604
Sage Products, Inc.
Term Loan, 4.25%, Maturing December 13, 2019	9,231	9,281,379
Select Medical Corporation
Term Loan, 3.51%, Maturing February 13, 2016	4,417	4,433,187
Term Loan, 4.00%, Maturing June 1, 2018	6,309	6,348,105
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018	12,664	12,719,223
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 13, 2020	7,681	7,555,938
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	8,626	8,108,030
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019	7,966	7,992,889
U.S. Renal Care, Inc.
Term Loan, 5.25%, Maturing July 3, 2019	10,975	11,112,188
Universal Health Services, Inc.
Term Loan, 2.42%, Maturing November 15, 2016	521	524,077

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
VWR Funding, Inc.
Term Loan, 4.17%, Maturing April 3, 2017		17,403	$17,500,789
Term Loan, 4.42%, Maturing April 3, 2017		7,006	7,045,415
Term Loan, 4.63%, Maturing April 3, 2017	EUR	1,221	1,674,368

			$769,927,284

Home Furnishings — 0.6%
Serta/Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019		22,154	$22,347,566
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020		21,655	21,645,988

			$43,993,554

Industrial Equipment — 3.3%
Alliance Laundry Systems LLC
Term Loan, 4.25%, Maturing December 10, 2018		11,130	$11,185,500
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		39,897	40,184,723
Colfax Corporation
Term Loan, 3.25%, Maturing January 11, 2019		7,295	7,308,553
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		17,125	17,153,222
Term Loan, 4.75%, Maturing July 30, 2020	EUR	3,325	4,554,018
Generac Power Systems, Inc.
Term Loan, 3.50%, Maturing May 29, 2020		24,489	24,480,985
Grede LLC
Term Loan, 4.50%, Maturing May 2, 2018		8,945	8,987,420
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018		27,227	27,401,288
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		372	373,626
Milacron LLC
Term Loan, 4.25%, Maturing March 30, 2020		9,801	9,805,353
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019		9,675	9,620,578
Rexnord LLC
Term Loan, 4.00%, Maturing August 21, 2020		43,750	43,866,200
Spansion LLC
Term Loan, 5.25%, Maturing December 11, 2018		7,094	7,156,075
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019		16,228	16,207,822
Terex Corporation
Term Loan, 4.50%, Maturing April 28, 2017		5,399	5,429,192

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018	4,446	$4,466,232

		$238,180,787

Insurance — 3.7%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	18,789	$18,915,178
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	31,884	31,990,769
Applied Systems, Inc.
Term Loan, 4.25%, Maturing December 8, 2016	7,709	7,757,047
Asurion LLC
Term Loan, 4.50%, Maturing May 24, 2019	79,660	79,728,344
Term Loan, 3.50%, Maturing July 8, 2020	7,930	7,771,522
CNO Financial Group, Inc.
Term Loan, 3.75%, Maturing September 20, 2018	26,038	26,156,950
Compass Investors Inc.
Term Loan, 5.00%, Maturing December 27, 2019	27,083	27,245,040
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	6,042	6,026,012
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	14,604	14,622,209
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020	6,266	6,258,077
Hub International Limited
Term Loan, 4.75%, Maturing October 2, 2020	25,150	25,299,341
Sedgwick CMS Holdings, Inc.
Term Loan, 4.25%, Maturing June 12, 2018	9,077	9,114,131

		$260,884,620

Leisure Goods / Activities / Movies — 5.0%
Activision Blizzard, Inc.
Term Loan, 3.25%, Maturing October 12, 2020	30,175	$30,301,614
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	24,107	24,137,078
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	25,406	25,549,288
Bright Horizons Family Solutions, Inc.
Term Loan, 4.00%, Maturing January 30, 2020	13,740	13,829,654
Cedar Fair, L.P.
Term Loan, 3.25%, Maturing March 6, 2020	4,027	4,043,260
Cinemark USA, Inc.
Term Loan, 3.18%, Maturing December 18, 2019	3,598	3,623,224

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing July 24, 2020	7,464	$7,512,544
Dave & Buster’s, Inc.
Term Loan, 4.50%, Maturing June 1, 2016	1,112	1,115,329
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing April 30, 2019	21,508	21,707,691
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	5,636	5,680,494
Equinox Holdings, Inc.
Term Loan, 4.50%, Maturing January 31, 2020	14,095	14,218,531
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	2,904	2,914,890
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	6,825	6,803,672
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	12,972	13,004,393
LodgeNet Interactive Corp.
Term Loan, 6.75%, Maturing March 31, 2018	891	427,603
Merlin Entertainment Group Luxembourg 2 S.a.r.l.
Term Loan, 3.95%, Maturing June 28, 2019	9,201	9,237,305
Regal Cinemas, Inc.
Term Loan, 2.69%, Maturing August 23, 2017	6,100	6,122,869
Revolution Studios Distribution Company, LLC
Term Loan, 3.92%, Maturing December 21, 2014	4,453	3,940,873
Term Loan - Second Lien, 7.17%, Maturing June 21, 2015(3)	2,825	1,945,013
Sabre, Inc.
Term Loan, 5.25%, Maturing February 19, 2019	8,961	9,058,414
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	29,300	29,381,102
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	23,482	23,322,555
Six Flags Theme Parks, Inc.
Term Loan, 4.00%, Maturing December 20, 2018	4,754	4,789,647
SRAM, LLC
Term Loan, 4.00%, Maturing April 10, 2020	20,080	20,004,752
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 13, 2019	1,000	1,009,375
Term Loan - Second Lien, 9.25%, Maturing September 11, 2020	3,000	3,075,000
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018	12,960	12,996,905
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020	11,746	11,767,586
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020	7,200	7,299,000

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020		19,400	$19,415,151
Zuffa LLC
Term Loan, 4.50%, Maturing February 25, 2020		16,500	16,582,814

			$354,817,626

Lodging and Casinos — 3.3%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017		2,493	$2,528,350
Bally Technologies, Inc.
Term Loan, Maturing August 31, 2020		15,450	15,498,281
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		4,150	4,158,819
Caesars Entertainment Operating Company
Term Loan, 5.49%, Maturing January 26, 2018		23,242	21,873,606
CityCenter Holdings, LLC
Term Loan, 5.00%, Maturing October 16, 2020		7,950	8,028,673
Four Seasons Holdings Inc.
Term Loan, 4.25%, Maturing June 27, 2020		5,400	5,460,750
Gala Group LTD
Term Loan, 5.49%, Maturing May 25, 2018	GBP	23,725	38,438,019
Hilton Worldwide Finance, LLC
Term Loan, 4.00%, Maturing October 26, 2020		75,575	76,099,339
Las Vegas Sands LLC
Term Loan, 2.67%, Maturing November 23, 2016		1,530	1,530,023
Term Loan, 2.67%, Maturing November 23, 2016		6,056	6,058,588
MGM Resorts International
Term Loan, 2.92%, Maturing December 20, 2017		10,384	10,396,730
Term Loan, 3.50%, Maturing December 20, 2019		30,437	30,478,407
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		8,304	8,321,485
Playa Resorts Holding B.V.
Term Loan, 4.75%, Maturing August 6, 2019		4,100	4,143,563
Seminole Tribe of Florida
Term Loan, 3.00%, Maturing April 29, 2020		4,053	4,061,442
Tropicana Entertainment Inc.
Term Loan, 7.50%, Maturing March 16, 2018		394	395,970

			$237,472,045

Nonferrous Metals / Minerals — 2.0%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020		18,761	$17,947,778
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018		31,493	30,602,501

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Constellium Holdco B.V.
Term Loan, 6.00%, Maturing March 25, 2020	8,883	$9,126,959
Fairmount Minerals LTD
Term Loan, 4.31%, Maturing March 15, 2017	3,525	3,548,289
Term Loan, 5.00%, Maturing September 5, 2019	20,025	20,209,090
Murray Energy Corporation
Term Loan, 4.75%, Maturing May 24, 2019	2,743	2,742,439
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	9,779	9,020,770
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	11,962	12,037,013
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	3,827	3,863,634
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	6,400	6,540,000
United Central Industrial Supply Company, L.L.C.
Term Loan, 7.50%, Maturing October 9, 2018	5,099	4,684,247
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	1,250	1,137,500
Walter Energy, Inc.
Term Loan, 6.75%, Maturing April 2, 2018	19,269	18,924,592

		$140,384,812

Oil and Gas — 3.1%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	24,542	$24,771,757
Term Loan - Second Lien, 8.75%, Maturing December 18, 2020	6,700	6,792,125
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	21,625	21,895,313
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	353	356,070
Term Loan, 9.00%, Maturing June 23, 2017	5,034	5,141,100
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	5,056	5,180,021
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	8,595	8,651,108
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	7,175	7,239,998
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	4,900	4,995,447
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016	1,155	1,147,879
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	38,938	39,199,504

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	7,972	$8,001,688
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	7,035	7,061,311
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018	14,525	14,674,796
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	16,902	16,979,857
Term Loan, 5.00%, Maturing September 25, 2019	1,368	1,374,295
Term Loan, 5.00%, Maturing September 25, 2019	2,240	2,249,971
Tallgrass Operations, LLC
Term Loan, 1.00%, Maturing November 13, 2017(5)	7,500	7,546,875
Term Loan, 5.25%, Maturing November 13, 2018	9,610	9,702,759
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	29,046	29,109,927

		$222,071,801

Publishing — 3.6%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019	5,547	$5,512,455
American Greetings Corporation
Term Loan, 4.00%, Maturing August 9, 2019	11,100	11,127,750
Ascend Learning, Inc.
Term Loan, 7.00%, Maturing May 23, 2017	13,347	13,366,906
Flint Group SA
Term Loan, 6.65%, Maturing December 30, 2016	2,251	2,249,794
Term Loan, 6.65%, Maturing December 30, 2016	3,440	3,421,635
Term Loan, 6.65%, Maturing December 30, 2016	3,518	3,499,489
Term Loan - Second Lien, 7.90%, Maturing June 29, 2018	1,299	1,217,803
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	49,900	43,990,072
Interactive Data Corporation
Term Loan, 3.75%, Maturing February 11, 2018	29,387	29,441,642
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	43,262	43,604,985
McGraw-Hill Global Education Holdings, LLC
Term Loan, 9.00%, Maturing March 22, 2019	4,950	5,041,395
Media General Inc.
Term Loan, 3.25%, Maturing July 31, 2020(5)	11,100	11,169,375
Merrill Communications, LLC
Term Loan, 7.25%, Maturing March 8, 2018	5,516	5,579,277
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing August 21, 2020	3,025	3,038,864

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Nelson Education Ltd.
Term Loan, 2.75%, Maturing July 3, 2014		1,367	$1,046,080
Newspaper Holdings Inc.
Term Loan, 1.75%, Maturing June 30, 2014		2,001	1,952,258
Nielsen Finance LLC
Term Loan, 2.92%, Maturing May 2, 2016		15,926	16,015,270
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 1, 2019		5,450	5,404,585
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020		10,828	10,617,814
Springer Science+Business Media Deutschland GmbH
Term Loan, 5.25%, Maturing July 23, 2020	EUR	2,000	2,731,792
Term Loan, 5.00%, Maturing August 14, 2020		9,175	9,186,469
Star Tribune Company (The)
Term Loan, 8.00%, Maturing September 28, 2014		41	40,715
Term Loan, 8.00%, Maturing September 29, 2014		167	164,506
Trader Media Corporation Limited
Term Loan, 3.99%, Maturing June 8, 2017	GBP	5,625	9,014,160
Tribune Company
Term Loan, 4.00%, Maturing December 31, 2019		15,885	15,916,678

			$254,351,769

Radio and Television — 3.0%
Clear Channel Communications, Inc.
Term Loan, 3.82%, Maturing January 29, 2016		2,710	$2,635,500
Term Loan, 6.92%, Maturing January 30, 2019		17,994	17,256,416
Cumulus Media Holdings Inc.
Term Loan, 4.50%, Maturing September 17, 2018		24,549	24,769,403
Entercom Radio, LLC
Term Loan, 5.02%, Maturing November 23, 2018		5,401	5,442,797
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 29, 2020		15,600	15,385,500
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 14, 2017		14,595	14,676,670
Gray Television, Inc.
Term Loan, 4.75%, Maturing October 15, 2019		2,686	2,702,319
Hubbard Radio, LLC
Term Loan, 4.50%, Maturing April 29, 2019		2,016	2,031,306
LIN Television Corp.
Term Loan, 4.00%, Maturing December 21, 2018		8,470	8,532,365
Local TV Finance, LLC
Term Loan, 4.17%, Maturing May 7, 2015		3,856	3,876,744
Mission Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		1,951	1,959,874
Term Loan, 3.75%, Maturing October 1, 2020		2,833	2,846,296

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nexstar Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		4,616	$4,635,857
Term Loan, 3.75%, Maturing October 1, 2020		567	569,259
Nine Entertainment Group Limited
Term Loan, 3.25%, Maturing February 5, 2020		18,394	18,319,131
Term Loan, 3.50%, Maturing February 5, 2020		4,450	4,459,737
Radio One, Inc.
Term Loan, 7.50%, Maturing March 31, 2016		3,882	3,986,349
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		2,493	2,501,972
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing April 9, 2020		4,437	4,388,213
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017		9,535	9,580,226
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		10,250	10,544,688
Tyrol Acquisitions 2 SAS
Term Loan, 3.13%, Maturing January 29, 2016	EUR	946	1,255,397
Term Loan, 3.13%, Maturing January 29, 2016	EUR	946	1,255,397
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 2, 2020		12,962	12,963,622
Term Loan, 4.50%, Maturing March 2, 2020		995	1,000,064
Term Loan, 4.50%, Maturing March 2, 2020		2,356	2,367,886
Term Loan, 4.50%, Maturing March 2, 2020		29,997	30,142,436

			$210,085,424

Retailers (Except Food and Drug) — 5.7%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		21,790	$21,998,872
B&M Retail Limited
Term Loan, 5.51%, Maturing February 18, 2019	GBP	8,829	14,121,020
Term Loan, 6.01%, Maturing February 18, 2020	GBP	6,650	10,711,471
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing November 20, 2019		24,278	24,452,732
CDW LLC
Term Loan, 3.50%, Maturing April 29, 2020		46,356	46,173,021
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		11,811	11,855,521
Douglas Holding AG
Term Loan, 4.74%, Maturing December 12, 2019	EUR	4,200	5,731,060
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		4,205	4,223,308
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		10,723	10,861,185

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Hudson’s Bay Company
Term Loan, Maturing November 4, 2020(2)		35,750	$36,268,375
J Crew Group, Inc.
Term Loan, 4.00%, Maturing March 7, 2018		20,806	20,906,183
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		19,815	19,833,546
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		21,517	21,614,777
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		3,090	3,105,073
Neiman Marcus Group, Inc. (The)
Term Loan, 5.00%, Maturing October 26, 2020		39,225	39,527,346
Ollie’s Bargain Outlet, Inc.
Term Loan, 5.25%, Maturing September 27, 2019		6,034	6,045,752
Party City Holdings Inc.
Term Loan, 4.25%, Maturing July 29, 2019		26,713	26,830,164
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.00%, Maturing October 11, 2018		1,985	1,998,647
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		12,839	12,909,045
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		8,555	8,583,919
Term Loan, 4.25%, Maturing August 7, 2019		1,037	1,042,492
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019		25,825	25,835,769
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		15,275	14,973,319
Visant Corporation
Term Loan, 5.25%, Maturing December 22, 2016		4,815	4,728,562
Vivarte SA
Term Loan, 2.34%, Maturing March 9, 2015	EUR	2,640	3,313,033
Term Loan, 2.84%, Maturing March 8, 2016	EUR	2,640	3,313,033
Term Loan - Second Lien, 3.84%, Maturing September 8, 2016	EUR	22	18,893
Term Loan - Second Lien, 3.84%, Maturing September 8, 2016	EUR	154	132,249
Term Loan - Second Lien, 3.84%, Maturing September 8, 2016	EUR	1,582	1,360,274
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		4,521	4,204,101

			$406,672,742

Steel — 2.0%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		15,905	$16,183,083

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel (continued)
FMG Resources (August 2006) Pty Ltd.
Term Loan, 5.25%, Maturing October 18, 2017		61,876	$62,125,847
JFB Firth Rixson Inc.
Term Loan, 4.25%, Maturing June 30, 2017		8,241	8,277,124
Term Loan, 5.00%, Maturing June 30, 2017	GBP	3,980	6,379,498
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		11,025	11,090,263
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		7,297	7,297,184
Patriot Coal Corporation
DIP Loan, 9.25%, Maturing December 31, 2013		8,250	8,270,625
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		1,747	1,743,455
TMS International Corp.
Term Loan, 4.50%, Maturing October 16, 2020		1,500	1,505,625
Waupaca Foundry, Inc.
Term Loan, 4.50%, Maturing June 29, 2017		17,070	17,155,533

			$140,028,237

Surface Transport — 0.7%
Avis Budget Car Rental, LLC
Term Loan, 3.00%, Maturing March 15, 2019		3,383	$3,383,000
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018		9,600	9,564,000
Term Loan, 3.00%, Maturing March 11, 2018		16,285	16,325,621
Term Loan, 3.75%, Maturing March 12, 2018		15,706	15,796,294
Swift Transportation Co., Inc.
Term Loan, 4.00%, Maturing December 21, 2017		3,178	3,204,634

			$48,273,549

Telecommunications — 3.7%
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		26,865	$26,806,246
Belden Finance 2013 LP
Term Loan, 3.25%, Maturing October 2, 2020		4,000	4,009,352
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020		2,736	2,732,830
Completel Europe NV
Term Loan, 4.13%, Maturing September 29, 2017	EUR	2,500	3,407,455
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019		15,994	16,090,849
Term Loan, 4.75%, Maturing March 9, 2020		24,913	25,058,525
Crown Castle International Corporation
Term Loan, 3.25%, Maturing January 31, 2019		17,973	17,957,327

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Intelsat Jackson Holdings S.A.
Term Loan, 4.25%, Maturing April 2, 2018	64,112	$64,546,823
Midcontinent Communications
Term Loan, 3.50%, Maturing July 30, 2020	1,521	1,526,892
Mitel US Holdings, Inc.
Term Loan, 7.00%, Maturing February 27, 2019	4,218	4,260,306
NTELOS Inc.
Term Loan, 4.50%, Maturing August 7, 2015	1,980	1,961,388
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018	993	994,978
Term Loan, 3.75%, Maturing September 27, 2019	651	652,967
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	17,908	17,991,944
Term Loan, 4.00%, Maturing April 23, 2019	22,614	22,703,595
Telesat LLC
Term Loan, 3.50%, Maturing March 28, 2019	32,049	32,169,125
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019	6,614	6,652,773
Term Loan, 3.50%, Maturing January 23, 2020	14,174	14,218,130

		$263,741,505

Utilities — 1.8%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	8,905	$8,976,397
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 4, 2020	7,157	7,082,507
Term Loan, 3.25%, Maturing January 31, 2022	2,693	2,671,928
Calpine Corporation
Term Loan, 4.00%, Maturing April 2, 2018	4,687	4,723,478
Term Loan, 4.00%, Maturing April 2, 2018	14,392	14,493,871
Term Loan, 4.00%, Maturing October 9, 2019	12,969	13,059,173
Term Loan, Maturing October 30, 2020(2)	3,375	3,394,686
Covanta Energy Corporation
Term Loan, 3.50%, Maturing March 28, 2019	1,059	1,065,935
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	15,822	15,850,142
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 21, 2018	5,000	5,030,210
Term Loan, 4.25%, Maturing December 31, 2019	5,916	5,951,531
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	4,332	4,367,788
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019	3,259	3,290,260

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)
NRG Energy, Inc.
Term Loan, 2.75%, Maturing July 2, 2018		8,875	$8,880,341
Power Team Services, LLC
Term Loan, 3.69%, Maturing May 6, 2020(5)		1,017	1,001,417
Term Loan, 4.25%, Maturing May 6, 2020		8,113	8,015,644
Raven Power Finance, LLC
Term Loan, 7.25%, Maturing November 15, 2018		2,432	2,486,337
Texas Competitive Electric Holdings Company, LLC
Revolving Loan, 4.67%, Maturing October 10, 2016(3)		3,000	2,070,000
Term Loan, 4.67%, Maturing October 10, 2017		1,580	853,218
Term Loan, 4.70%, Maturing October 10, 2017		16,723	11,197,729

			$124,462,592

Total Senior Floating-Rate Interests (identified cost $8,239,781,840)			$8,260,238,697

Corporate Bonds & Notes — 4.8%

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 0.0%(4)
Calcipar SA
6.875%, 5/1/18(6)		1,000	$1,055,000

			$1,055,000

Business Equipment and Services — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		4,200	$4,389,000

			$4,389,000

Cable and Satellite Television — 0.5%
Nara Cable Funding II Ltd.
8.50%, 3/1/20(6)	EUR	7,500	$11,812,419
Nara Cable Funding, Ltd.
8.875%, 12/1/18(6)		4,995	5,357,137
8.875%, 12/1/18(6)		7,074	7,516,125
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(6)		4,000	3,970,000
5.625%, 4/15/23(6)	EUR	5,000	6,890,578

			$35,546,259

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 0.5%
Hexion US Finance Corp.
6.625%, 4/15/20		9,500	$9,690,000
Ineos Finance PLC
7.25%, 2/15/19(6)(7)	EUR	3,000	4,348,192
8.375%, 2/15/19(6)		3,800	4,251,250
7.50%, 5/1/20(6)		2,375	2,606,563
Polymer Group, Inc.
7.75%, 2/1/19		2,500	2,681,250
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19(6)		12,350	12,380,875

			$35,958,130

Containers and Glass Products — 0.5%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		20,375	$21,139,063
Smurfit Kappa Acquisitions
4.875%, 9/15/18(6)		1,850	1,905,500
4.125%, 1/30/20(6)	EUR	5,000	6,941,493
3.727%, 10/15/20(6)(7)	EUR	3,000	4,247,338

			$34,233,394

Diversified Financial Services — 0.2%
KION Finance SA
4.725%, 2/15/20(6)(7)	EUR	7,150	$9,895,658
6.75%, 2/15/20(6)	EUR	3,000	4,486,479

			$14,382,137

Diversified Manufacturing Operations — 0.1%
Matalan Finance PLC
8.875%, 4/29/16(6)	GBP	6,000	$9,895,731

			$9,895,731

Ecological Services and Equipment — 0.1%
Environmental Systems Product Holdings, Inc.
16.00%, 3/31/15(3)(6)		106	$89,878
Tervita Corp.
8.00%, 11/15/18(6)		3,000	3,135,000
9.00%, 11/15/18(6)	CAD	2,000	1,975,735

			$5,200,613

Electronics / Electrical — 0.1%
Trionista Holdco GmbH
5.00%, 4/30/20(6)	EUR	3,000	$4,139,438

			$4,139,438

Security		Principal Amount* (000’s omitted)	Value

Entertainment — 0.2%
Vougeot Bidco PLC
5.477%, 7/15/20(6)(7)	EUR	6,875	$9,496,013
7.875%, 7/15/20(6)	GBP	3,500	5,967,299

			$15,463,312

Equipment Leasing — 0.0%(4)
International Lease Finance Corp.
6.75%, 9/1/16(6)		750	$837,188
7.125%, 9/1/18(6)		750	867,187

			$1,704,375

Financial Intermediaries — 0.1%
First Data Corp.
7.375%, 6/15/19(6)		2,500	$2,703,125
6.75%, 11/1/20(6)		2,575	2,739,156

			$5,442,281

Food Products — 0.4%
Dole Food Co., Inc.
7.25%, 5/1/19(6)(8)		11,500	$11,586,250
Hawk Acquisition Sub, Inc.
4.25%, 10/15/20(6)		10,000	9,700,000
Picard Groupe SA
4.48%, 8/1/19(6)(7)	EUR	4,000	5,539,617

			$26,825,867

Health Care — 0.7%
Community Health Systems, Inc.
5.125%, 8/15/18		18,225	$18,999,562
HCA, Inc.
4.75%, 5/1/23		4,650	4,493,063
inVentiv Health, Inc.
9.00%, 1/15/18(6)		6,275	6,604,438
Tenet Healthcare Corp.
6.00%, 10/1/20(6)		12,500	13,242,187
4.375%, 10/1/21(6)		6,225	5,983,781

			$49,323,031

Home Furnishings — 0.1%
Libbey Glass, Inc.
6.875%, 5/15/20		2,025	$2,187,000
Sanitec Corp.
4.976%, 5/15/18(6)(7)	EUR	1,775	2,455,193

			$4,642,193

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 0.0%(4)
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(9)		224	$172,851

			$172,851

Insurance — 0.3%
CNO Financial Group, Inc.
6.375%, 10/1/20(6)		3,000	$3,172,500
Galaxy Bidco, Ltd.
5.527%, 11/15/19(6)(7)(8)	GBP	2,500	4,008,498
Towergate Finance PLC
6.014%, 2/15/18(6)(7)	GBP	7,375	11,825,069

			$19,006,067

Leisure Goods / Activities / Movies — 0.0%(4)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.
5.00%, 8/1/18(6)		2,000	$2,060,000

			$2,060,000

Lodging and Casinos — 0.2%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20		5,550	$5,144,156
9.00%, 2/15/20		2,500	2,356,250
9.00%, 2/15/20		6,350	5,984,875

			$13,485,281

Radio and Television — 0.1%
Clear Channel Communications, Inc.
9.00%, 12/15/19		1,709	$1,743,180
Univision Communications, Inc.
6.75%, 9/15/22(6)		3,400	3,723,000

			$5,466,180

Telecommunications — 0.3%
Hughes Satellite Systems Corp.
6.50%, 6/15/19		2,000	$2,155,000
Virgin Media Secure Finance PLC
5.375%, 4/15/21(6)		5,050	5,100,500
6.00%, 4/15/21(6)	GBP	5,175	8,608,751
Wind Acquisition Finance SA
5.479%, 4/30/19(6)(7)	EUR	4,825	6,682,163
6.50%, 4/30/20(6)		3,150	3,260,250

			$25,806,664

Security	Principal Amount* (000’s omitted)	Value

Utilities — 0.3%
Calpine Corp.
7.50%, 2/15/21(6)	8,123	$8,813,455
6.00%, 1/15/22(6)	2,000	2,080,000
7.875%, 1/15/23(6)	7,087	7,742,547
5.875%, 1/15/24(6)	5,000	5,018,750

		$23,654,752

Total Corporate Bonds & Notes (identified cost $324,924,786)		$337,852,556

Asset-Backed Securities — 0.5%

Security	Principal Amount (000’s omitted)	Value
Apidos CDO, Series 2013-14A, Class C1, 3.094%, 4/15/25(6)(7)	$2,400	$2,327,465
Apidos CDO, Series 2013-14A, Class D, 3.744%, 4/15/25(6)(7)	3,000	2,857,461
Apidos CDO, Series 2013-14A, Class E, 4.644%, 4/15/25(6)(7)	1,500	1,292,733
Ares CLO, Ltd., 2.968%, 10/17/24(6)(7)(8)	2,000	1,943,200
Ares CLO, Ltd., 3.718%, 10/17/24(6)(7)(8)	2,000	1,898,800
Ares CLO, Ltd., 5.119%, 10/17/24(6)(7)(8)	2,000	1,834,600
Avery Point II CLO, Ltd., Series 2013-2A, Class C, 3.063%, 7/17/25(6)(7)	2,000	1,917,838
Avery Point II CLO, Ltd., Series 2013-2A, Class D, 3.763%, 7/17/25(6)(7)	1,670	1,552,591
Avery Point II CLO, Ltd., Series 2013-2A, Class E, 4.563%, 7/17/25(6)(7)	1,670	1,477,761
Babson Ltd., Series 2013-IA, Class C, 2.942%, 4/20/25(6)(7)	3,150	3,076,117
Babson Ltd., Series 2013-IA, Class D, 3.742%, 4/20/25(6)(7)	2,475	2,382,667
Babson Ltd., Series 2013-IA, Class E, 4.642%, 4/20/25(6)(7)	1,500	1,357,944
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class B, 2.92%, 7/15/25(6)(7)	2,000	1,942,526
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class C, 3.67%, 7/15/25(6)(7)	2,000	1,940,764
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class D, 4.87%, 7/15/25(6)(7)	1,600	1,463,013
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.942%, 4/20/25(6)(7)	2,625	2,533,049
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.742%, 4/20/25(6)(7)	2,900	2,763,216
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class C1, 3.022%, 7/17/25(6)(7)	1,500	1,454,383

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.622%, 7/17/25(6)(7)	$1,500	$1,415,985
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class E, 4.772%, 7/17/25(6)(7)	1,800	1,620,506

Total Asset-Backed Securities (identified cost $40,012,618)		$39,052,619

Common Stocks — 0.3%

Security	Shares	Value

Automotive — 0.0%(4)
Dayco Products, LLC(3)(9)(10)	48,926	$1,981,503

		$1,981,503

Building and Development — 0.0%(4)
United Subcontractors, Inc.(3)(9)(10)	1,737	$27,066

		$27,066

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc.(3)(10)(11)	1,242	$107,905

		$107,905

Food Service — 0.0%(4)
Buffets Restaurants Holdings, Inc.(3)(9)(10)	105,043	$603,997

		$603,997

Home Furnishings — 0.0%(4)
Sanitec Europe Oy B Units(3)(9)(10)	157,585	$1,266,649
Sanitec Europe Oy E Units(3)(9)(10)	154,721	0

		$1,266,649

Investment Services — 0.0%
Safelite Realty Corp.(3)(10)(11)	20,048	$0

		$0

Lodging and Casinos — 0.0%(4)
Affinity Gaming, LLC(9)(10)	167,709	$1,970,577
Tropicana Entertainment, Inc.(9)(10)	40,751	802,387

		$2,772,964

Publishing — 0.2%
ION Media Networks, Inc.(3)(9)(10)	13,247	$8,652,676
MediaNews Group, Inc.(3)(9)(10)	66,239	1,703,664

		$10,356,340

Security	Shares	Value

Radio and Television — 0.1%
New Young Broadcasting Holding Co., Inc.(9)(10)	466	$4,601,750

		$4,601,750

Total Common Stocks (identified cost $9,335,760)		$21,718,174

Preferred Stocks — 0.0%(4)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc., Series A(3)(10)(11)	284	$17,881

Total Preferred Stocks (identified cost $4,970)		$17,881

Warrants — 0.0%(4)

Security	Shares	Value

Radio and Television — 0.0%(4)
New Young Broadcasting Holding Co., Inc., Expires 12/24/24(9)(10)	5	$49,375

Total Warrants (identified cost $8,593)		$49,375

Short-Term Investments — 0.0%(4)

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(12)	$1,230	$1,229,536

Total Short-Term Investments (identified cost $1,229,536)		$1,229,536

Total Investments — 121.7% (identified cost $8,615,298,103)		$8,660,158,838

Less Unfunded Loan Commitments — (0.2)%		$(17,424,407)

Net Investments — 121.5% (identified cost $8,597,873,696)		$8,642,734,431

Other Assets, Less Liabilities — (21.5)%		$(1,529,057,807)

Net Assets — 100.0%		$7,113,676,624

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Portfolio of Investments — continued

CAD	–	Canadian Dollar
DIP	–	Debtor In Possession
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2013, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	Amount is less than 0.05%.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $295,769,925 or 4.2% of the Portfolio’s net assets.

(7)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(8)	When-issued security.

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(10)	Non-income producing security.

(11)	Restricted security (see Note 5).

(12)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $8,596,644,160)	$8,641,504,895
Affiliated investment, at value (identified cost, $1,229,536)	1,229,536
Cash	36,184,533
Restricted cash*	17,490,986
Foreign currency, at value (identified cost, $35,572,658)	35,515,324
Interest receivable	30,373,428
Interest receivable from affiliated investment	4,608
Receivable for investments sold	25,432,217
Receivable for open forward foreign currency exchange contracts	1,635,704
Prepaid expenses	220,150
Total assets	$8,789,591,381

Liabilities
Notes payable	$1,375,000,000
Payable for investments purchased	269,781,813
Payable for when-issued securities	21,267,556
Payable for open forward foreign currency exchange contracts	5,229,761
Payable to affiliates:
Investment adviser fee	2,899,125
Trustees’ fees	5,667
Accrued expenses	1,730,835
Total liabilities	$1,675,914,757
Net Assets applicable to investors’ interest in Portfolio	$7,113,676,624

Sources of Net Assets
Investors’ capital	$7,072,748,027
Net unrealized appreciation	40,928,597
Total	$7,113,676,624

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

40	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest (net of foreign taxes, $39,293)	$289,454,760
Dividends	619,562
Interest allocated from affiliated investment	80,867
Expenses allocated from affiliated investment	(9,973)
Total investment income	$290,145,216

Expenses
Investment adviser fee	$24,812,333
Trustees’ fees and expenses	68,000
Custodian fee	1,279,752
Legal and accounting services	389,766
Interest expense and fees	10,942,347
Miscellaneous	242,030
Total expenses	$37,734,228
Deduct —
Reduction of custodian fee	$216
Total expense reductions	$216

Net expenses	$37,734,012

Net investment income	$252,411,204

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$26,699,039
Investment transactions allocated from affiliated investment	1,708
Swap contracts	(1,006,613)
Foreign currency and forward foreign currency exchange contract transactions	(12,844,616)
Net realized gain	$12,849,518
Change in unrealized appreciation (depreciation) —
Investments	$21,473,722
Swap contracts	950,947
Foreign currency and forward foreign currency exchange contracts	(2,668,097)
Net change in unrealized appreciation (depreciation)	$19,756,572

Net realized and unrealized gain	$32,606,090

Net increase in net assets from operations	$285,017,294

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$252,411,204	$124,527,673
Net realized gain from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	12,849,518	12,670,929
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	19,756,572	60,873,374
Net increase in net assets from operations	$285,017,294	$198,071,976
Capital transactions —
Contributions	$3,754,947,379	$1,589,597,098
Withdrawals	(168,069,419)	(191,767,616)
Net increase in net assets from capital transactions	$3,586,877,960	$1,397,829,482

Net increase in net assets	$3,871,895,254	$1,595,901,458

Net Assets
At beginning of year	$3,241,781,370	$1,645,879,912
At end of year	$7,113,676,624	$3,241,781,370

42	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2013
Net increase in net assets from operations	$285,017,294
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(6,582,764,244)
Investments sold and principal repayments	1,768,752,801
Decrease in short-term investments, net	92,356,571
Net amortization/accretion of premium (discount)	(6,287,521)
Increase in restricted cash	(13,510,400)
Increase in dividends and interest receivable	(17,812,861)
Decrease in interest receivable from affiliated investment	1,026
Increase in receivable for open forward foreign currency exchange contracts	(1,605,408)
Increase in prepaid expenses	(92,559)
Decrease in other assets	9,802
Increase in payable for open forward foreign currency exchange contracts	3,916,812
Decrease in payable for open swap contracts	(950,947)
Increase in payable to affiliate for investment adviser fee	1,595,905
Increase in accrued expenses	1,164,453
Increase in unfunded loan commitments	11,165,623
Net change in unrealized (appreciation) depreciation from investments	(21,473,722)
Net realized gain from investments	(26,699,039)
Net cash used in operating activities	$(4,507,216,414)

Cash Flows From Financing Activities
Proceeds from capital contributions	$3,754,947,379
Payments for capital withdrawals	(168,069,419)
Proceeds from notes payable	1,350,000,000
Repayment of notes payable	(400,000,000)
Net cash provided by financing activities	$4,536,877,960

Net increase in cash*	$29,661,546

Cash at beginning of year(1)	$42,038,311

Cash at end of year(1)	$71,699,857

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$10,010,386

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(83,517).

43	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(1)	0.52%	0.61%	0.65%	0.72%	0.76%
Interest and fee expense	0.22%	0.34%	0.39%	0.56%	1.31%
Total expenses	0.74%	0.95%	1.04%	1.28%	2.07%
Net investment income	4.97%	5.73%	5.31%	5.15%	5.97%
Portfolio Turnover	29%	37%	59%	37%	32%

Total Return	6.25%	9.94%	5.54%	14.14%	38.19%

Net assets, end of year (000’s omitted)	$7,113,677	$3,241,781	$1,645,880	$1,347,695	$1,263,528

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

44	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Floating-Rate Advantage Fund and Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund) held an interest of 98.5% and 1.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any

45

Senior Debt Portfolio

October 31, 2013

Notes to Financial Statements — continued

discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering

46

Senior Debt Portfolio

October 31, 2013

Notes to Financial Statements — continued

these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments to the counterparty or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

M  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, and at reduced rates on daily gross assets over $2 billion, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended October 31, 2013, the Portfolio’s investment adviser fee totaled $24,812,333 or 0.49% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $6,532,412,507 and $1,782,985,535, respectively, for the year ended October 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,598,457,475

Gross unrealized appreciation	$81,927,740
Gross unrealized depreciation	(37,650,784)

Net unrealized appreciation	$44,276,956

5  Restricted Securities

At October 31, 2013, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of

47

Senior Debt Portfolio

October 31, 2013

Notes to Financial Statements — continued

circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/24/00	1,242	$0	$107,905
Safelite Realty Corp.	9/29/00-11/10/00	20,048	0	0

Total Common Stocks			$0	$107,905

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	284	$4,970	$17,881

Total Restricted Securities			$4,970	$125,786

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/29/13	British Pound Sterling 2,487,500	United States Dollar 3,991,244	Goldman Sachs International	$3,534	$—	$3,534
11/29/13	British Pound Sterling 1,995,000	United States Dollar 3,166,823	Goldman Sachs International	—	(31,360)	(31,360)
11/29/13	British Pound Sterling 44,624,692	United States Dollar 69,219,591	Goldman Sachs International	—	(2,318,217)	(2,318,217)
11/29/13	Canadian Dollar 19,519,428	United States Dollar 18,631,275	Citibank NA	—	(76,576)	(76,576)
11/29/13	Euro 70,739,694	United States Dollar 94,312,990	Citibank NA	—	(1,739,085)	(1,739,085)
11/29/13	Euro 4,686,725	United States Dollar 6,443,357	Goldman Sachs International	79,607	—	79,607
12/31/13	British Pound Sterling 45,047,829	United States Dollar 72,112,565	Citibank NA	—	(86,128)	(86,128)
12/31/13	Euro 1,830,000	United States Dollar 2,475,622	Citibank NA	—	(9,268)	(9,268)
12/31/13	Euro 104,501,263	United States Dollar 140,929,358	HSBC Bank USA	—	(969,127)	(969,127)
1/31/14	British Pound Sterling 49,245,885	United States Dollar 78,972,179	HSBC Bank USA	64,501	—	64,501
1/31/14	Euro 91,430,271	United States Dollar 125,643,936	Deutsche Bank	1,488,062	—	1,488,062

				$1,635,704	$(5,229,761)	$(3,594,057)

48

Senior Debt Portfolio

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

Interest Rate Risk: Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swap contracts.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $5,229,761. The Portfolio may be required to pledge collateral in the form of cash or securities for the benefit of a counterparty if the net amount due to the counterparty exceeds a certain threshold. Collateral pledged for the benefit of a counterparty for over-the-counter derivatives is held in a segregated account by the Portfolio’s custodian. Securities pledged as collateral, if any, are identified in the Portfolio of Investments. Cash pledged as collateral, if any, is included in restricted cash on the Statement of Assets and Liabilities. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $17,490,986 at October 31, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,635,704, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $1,488,062. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $148,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Foreign Exchange	Forward foreign currency exchange contracts	$1,635,704	(1)	$(5,229,761	)(2)

Total		$1,635,704		$(5,229,761)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Foreign Exchange	Forward foreign currency exchange contracts	$(14,988,480	)(1)	$(2,311,404	)(2)
Interest Rate	Swap contracts	(1,006,613	)(3)	950,947	(4)

Total		$(15,995,093)		$(1,360,457)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

(3)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts

49

Senior Debt Portfolio

October 31, 2013

Notes to Financial Statements — continued

The average notional amounts of forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $385,628,000 and $11,538,000, respectively.

7  Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $1.7 billion ($1.5 billion prior to July 10, 2013, $1.3 billion prior to June 7, 2013, $1 billion prior to March 28, 2013 and $840 million prior to February 5, 2013) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 19, 2014, the Portfolio also pays a program fee of 0.80% (0.65% prior to March 28, 2013) per annum on its outstanding borrowings to administer the facility and a commitment fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the amount of the facility. Prior to March 28, 2013, the Portfolio paid a commitment fee of 0.35% (0.45% if the outstanding loan amount was less than or equal to 50% of the total facility size) per annum on the amount of the facility. Program and commitment fees for the year ended October 31, 2013 totaled $9,122,910 and are included in interest expense in the Statement of Operations. At October 31, 2013, the Portfolio had borrowings outstanding under the Agreement of $1,375,000,000 at an interest rate of 0.22%. The carrying amount of the borrowings at October 31, 2013 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2013. For the year ended October 31, 2013, the average borrowings under the Agreement and the average interest rate (excluding fees) were $777,260,274 and 0.24%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

50

Senior Debt Portfolio

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$8,235,955,824	$6,858,466	$8,242,814,290
Corporate Bonds & Notes	—	337,589,827	262,729	337,852,556
Asset-Backed Securities	—	39,052,619	—	39,052,619
Common Stocks	802,387	6,572,327	14,343,460	21,718,174
Preferred Stocks	—	—	17,881	17,881
Warrants	—	49,375	—	49,375
Short-Term Investments	—	1,229,536	—	1,229,536

Total Investments	$802,387	$8,620,449,508	$21,482,536	$8,642,734,431

Forward Foreign Currency Exchange Contracts	$—	$1,635,704	$—	$1,635,704

Total	$802,387	$8,622,085,212	$21,482,536	$8,644,370,135

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(5,229,761)	$—	$(5,229,761)

Total	$—	$(5,229,761)	$—	$(5,229,761)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2013 is not presented.

At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

51

Senior Debt Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of October 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2013

52

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

53

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust and Vice President of the Portfolio	President of the Trust since 2013 and Vice President of the Portfolio since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of the Portfolio	Since 2002	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

54

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

55

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

56

Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232-12/13	FRASRC

Eaton Vance Floating-Rate & High Income Fund Annual Report October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Floating-Rate & High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21 and 53

Federal Tax Information	22

Management and Organization	54

Important Notices	57

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Interest rates fell during the first six months of the fiscal year ended October 31, 2013, driven by highly accommodative monetary policies instituted by central banks around the world. In late 2012, the U.S. Federal Reserve (the Fed) augmented its soon-to-expire Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds, with outright purchases of $45 billion of Treasurys each month. This was in addition to the monthly purchase of approximately $40 billion of agency mortgage-backed securities that it had begun in September 2012. These actions combined to put continuing downward pressure on long-term bond yields.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

The Fed subsequently tried to temper its comments and calm the markets, which moderated the outflows in most fixed-income asset classes. Bonds rallied in September 2013 after the Fed surprised the markets again by postponing the tapering of QE that many investors had thought was imminent. But as the mid-October deadline for Congress to increase the nation’s debt ceiling approached without an agreement, Treasury rates rose briefly, as investors worried that U.S. sovereign debt could go into default, and then settled back after legislators approved an extension.

In contrast with the interest-rate volatility experienced during the 12-months ended October 31, 2013, economic factors affecting U.S. credit markets were generally positive throughout the period: unemployment declined, corporate cash flows remained strong and the housing market appeared to have finally turned the corner toward recovery.

Against this backdrop, the Barclays U.S. Aggregate Bond Index2, a broad measure of the U.S. investment-grade bond market, declined 1.08% for the 12-month period as the adverse effect of rising bond yields more than offset an improving credit environment. Performance varied among various fixed-income sectors. In general, longer-maturity issues, being more sensitive to rising interest rates and the fact that long-term rates rose more than short-term rates, performed worse than shorter-maturity issues. And amid a modest economic recovery, relatively strong corporate cash flows and an accommodative Fed that seemed to encourage investors to take on more risk, lower credit quality bonds generally outperformed higher-quality issues.

The U.S. floating-rate loan market generated solid results for the 12-month period ended October 31, 2013, as measured by the 5.43% return of the S&P/LSTA Leveraged Loan Index (the Index), a broad barometer of the asset class. The default rate in the market increased during the fiscal year but remained well below longer-term averages, ending October 31, 2013 at 2.31% by principal amount on a last-12-months basis, according to S&P/Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Floating-Rate & High Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 5.38%. By comparison, the Fund’s benchmark, the Index, gained 5.43% during the period.

Exposure to high-yield bonds bolstered results relative to the Index, as high-yield bonds outperformed loans. By comparison, the Index does not include high-yields bonds. In addition, a modest exposure to the European leveraged loan market contributed to relative performance versus the Index.

The Fund’s quality positioning served as a headwind during the year. Across ratings7 tiers, loans rated BB, B and CCC within the Index earned total returns of 4.05%, 5.33% and 12.51%, respectively. The Fund’s underweighting to segments rated CCC and B, and relative overweight to loans rated BB, detracted from the Fund’s performance relative to the Index for the year.

In terms of industry selection, underweight exposure to the utilities sector — which trailed the overall market — was the biggest contributor to results relative to the Index. In contrast, underweight exposure to the radio & television sector detracted from relative performance versus the Index, as this sector outpaced the overall market.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Michael W. Weilheimer, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	09/07/2000	09/07/2000	5.36%	11.07%	4.65%
Class A at NAV	05/07/2003	09/07/2000	5.38	11.08	4.65
Class A with 2.25% Maximum Sales Charge	—	—	3.00	10.56	4.41
Class B at NAV	09/05/2000	09/05/2000	4.57	10.23	3.88
Class B with 5% Maximum Sales Charge	—	—	–0.43	9.96	3.88
Class C at NAV	09/05/2000	09/05/2000	4.58	10.21	3.87
Class C with 1% Maximum Sales Charge	—	—	3.58	10.21	3.87
Class I at NAV	09/15/2000	09/15/2000	5.62	11.33	4.92
S&P/LSTA Leveraged Loan Index	—	—	5.43%	11.47%	5.29%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
	1.07%	1.07%	1.83%	1.82%	0.82%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2003	$15,756	N.A.
Class B	$10,000	10/31/2003	$14,634	N.A.
Class C	$10,000	10/31/2003	$14,622	N.A.
Class I	$250,000	10/31/2003	$404,145	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Fund Profile

Top 10 Issuers (% of total investments)[5,6]

Dell Inc.	1.2%

Alliance Boots Holdings Limited	1.1

Asurion LLC	1.0

H.J. Heinz Company	1.0

Valeant Pharmaceuticals International, Inc.	0.9

Hilton Worldwide Finance, LLC	0.9

Virgin Media Investment Holdings Limited	0.9

Aramark Corporation	0.8

UPC Financing Partnership	0.8

SunGard Data Systems, Inc.	0.8

Total	9.4%

Top 10 Sectors (% of total investments)[5,6]

Health Care	9.2%

Business Equipment and Services	8.1

Electronics/Electrical	7.5

Food Products	4.7

Retailers (Except Food and Drug)	4.6

Cable and Satellite Television	4.3

Chemicals and Plastics	4.2

Leisure Goods/Activities/Movies	4.0

Financial Intermediaries	3.9

Food Service	3.8

Total	54.3%

Portfolio Allocation (% of total investments)

Credit Quality (% of loan holdings)5,6,7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]

Top 10 Issuers and Sectors are shown as a percentage of Floating Rate Portfolio’s total investments. Credit Quality is shown as a percentage of Floating Rate Portfolio’s loan holdings. Excludes cash and cash equivalents.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,013.60	$5.48	1.08%
Class A	$1,000.00	$1,013.90	$5.43	1.07%
Class B	$1,000.00	$1,009.70	$9.27	1.83%
Class C	$1,000.00	$1,009.70	$9.27	1.83%
Class I	$1,000.00	$1,014.80	$4.22	0.83%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.80	$5.50	1.08%
Class A	$1,000.00	$1,019.80	$5.45	1.07%
Class B	$1,000.00	$1,016.00	$9.30	1.83%
Class C	$1,000.00	$1,016.00	$9.30	1.83%
Class I	$1,000.00	$1,021.00	$4.23	0.83%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Floating Rate Portfolio, at value (identified cost, $2,146,517,917)	$2,137,465,001
Investment in High Income Opportunities Portfolio, at value (identified cost, $361,882,913)	372,215,905
Receivable for Fund shares sold	8,612,733
Total assets	$2,518,293,639

Liabilities
Payable for Fund shares redeemed	$7,314,523
Distributions payable	669,650
Payable to affiliates:
Administration fee	314,173
Distribution and service fees	510,000
Trustees’ fees	42
Accrued expenses	655,517
Total liabilities	$9,463,905
Net Assets	$2,508,829,734

Sources of Net Assets
Paid-in capital	$2,615,549,927
Accumulated net realized loss from Portfolios	(110,986,273)
Accumulated undistributed net investment income	2,986,004
Net unrealized appreciation from Portfolios	1,280,076
Total	$2,508,829,734

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Statement of Assets and Liabilities — continued

Advisers Class Shares	October 31, 2013
Net Assets	$310,391,889
Shares Outstanding	34,362,792
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.03

Class A Shares
Net Assets	$1,181,582,305
Shares Outstanding	122,983,789
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.61
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.83

Class B Shares
Net Assets	$7,948,588
Shares Outstanding	880,985
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.02

Class C Shares
Net Assets	$224,682,314
Shares Outstanding	24,925,385
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.01

Class I Shares
Net Assets	$784,224,638
Shares Outstanding	86,767,018
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.04

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013

Interest and other income allocated from Portfolios (net of foreign taxes, $3,288)	$87,254,712
Dividends allocated from Portfolios (net of foreign taxes, $12,664)	467,821
Expenses allocated from Portfolios	(9,272,391)
Total investment income from Portfolios	$78,450,142

Expenses
Administration fee	$2,649,525
Distribution and service fees
Advisers Class	626,819
Class A	1,888,603
Class B	90,815
Class C	2,133,363
Trustees’ fees and expenses	500
Custodian fee	47,808
Transfer and dividend disbursing agent fees	2,084,616
Legal and accounting services	39,742
Printing and postage	168,030
Registration fees	214,164
Miscellaneous	20,309
Total expenses	$9,964,294

Net investment income	$68,485,848

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$6,404,802
Swap contracts	(562,800)
Foreign currency and forward foreign currency exchange contract transactions	(3,242,283)
Net realized gain	$2,599,719
Change in unrealized appreciation (depreciation) —
Investments	$16,444,127
Swap contracts	448,316
Foreign currency and forward foreign currency exchange contracts	(320,668)
Net change in unrealized appreciation (depreciation)	$16,571,775

Net realized and unrealized gain	$19,171,494

Net increase in net assets from operations	$87,657,342

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$68,485,848	$46,628,113
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	2,599,719	6,410,438
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	16,571,775	24,668,571
Net increase in net assets from operations	$87,657,342	$77,707,122
Distributions to shareholders —
From net investment income
Advisers Class	$(9,931,195)	$(8,929,879)
Class A	(29,342,303)	(16,560,429)
Class B	(297,975)	(557,657)
Class C	(6,922,334)	(7,972,268)
Class I	(22,481,714)	(12,901,904)
Total distributions to shareholders	$(68,975,521)	$(46,922,137)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$167,397,477	$74,518,169
Class A	977,991,318	128,870,267
Class B	406,915	328,191
Class C	50,266,581	24,612,510
Class I	602,755,415	190,333,738
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	9,841,038	8,702,411
Class A	28,457,331	15,152,443
Class B	253,144	446,559
Class C	5,353,342	6,055,225
Class I	17,704,358	8,860,653
Cost of shares redeemed
Advisers Class	(71,461,863)	(74,467,408)
Class A	(221,728,461)	(251,668,458)
Class B	(1,532,619)	(2,808,462)
Class C	(38,960,684)	(43,083,129)
Class I	(169,696,801)	(113,649,363)
Net asset value of shares exchanged
Class A	2,332,554	5,990,599
Class B	(2,332,554)	(5,990,599)
Net increase (decrease) in net assets from Fund share transactions	$1,357,046,491	$(27,796,654)

Net increase in net assets	$1,375,728,312	$2,988,331

Net Assets
At beginning of year	$1,133,101,422	$1,130,113,091
At end of year	$2,508,829,734	$1,133,101,422

Accumulated undistributed net investment income included in net assets
At end of year	$2,986,004	$134,611

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.920	$8.650	$8.700	$8.260	$6.810

Income (Loss) From Operations
Net investment income(1)	$0.354	$0.405	$0.384	$0.395	$0.390
Net realized and unrealized gain (loss)	0.116	0.272	(0.034)	0.519	1.444

Total income from operations	$0.470	$0.677	$0.350	$0.914	$1.834

Less Distributions
From net investment income	$(0.360)	$(0.407)	$(0.384)	$(0.474)	$(0.388)
Tax return of capital	—	—	(0.016)	—	—

Total distributions	$(0.360)	$(0.407)	$(0.400)	$(0.474)	$(0.388)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.000 (3)	$0.004

Net asset value — End of year	$9.030	$8.920	$8.650	$8.700	$8.260

Total Return(4)	5.36%	8.01%	4.06%	11.50%	28.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$310,392	$201,735	$187,220	$192,804	$134,367
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.07%	1.07%	1.09%	1.11%	1.20%
Net investment income	3.93%	4.62%	4.38%	4.65%	5.56%
Portfolio Turnover of the Fund(7)	2%	15%	20%	15%	15%
Portfolio Turnover of Floating Rate Portfolio	32%	42%	56%	39%	35%
Portfolio Turnover of High Income Opportunities Portfolio	62%	76%	78%	79%	72%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$9.490	$9.200	$9.260	$8.780	$7.240

Income (Loss) From Operations
Net investment income(1)	$0.368	$0.432	$0.405	$0.420	$0.413
Net realized and unrealized gain (loss)	0.135	0.291	(0.041)	0.560	1.536

Total income from operations	$0.503	$0.723	$0.364	$0.980	$1.949

Less Distributions
From net investment income	$(0.383)	$(0.433)	$(0.407)	$(0.500)	$(0.413)
Tax return of capital	—	—	(0.017)	—	—

Total distributions	$(0.383)	$(0.433)	$(0.424)	$(0.500)	$(0.413)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.000 (3)	$0.004

Net asset value — End of year	$9.610	$9.490	$9.200	$9.260	$8.780

Total Return(4)	5.38%	8.04%	3.97%	11.46%	28.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,181,582	$386,870	$478,213	$252,028	$180,646
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.07%	1.07%	1.10%	1.11%	1.20%
Net investment income	3.84%	4.63%	4.36%	4.65%	5.47%
Portfolio Turnover of the Fund(7)	2%	15%	20%	15%	15%
Portfolio Turnover of Floating Rate Portfolio	32%	42%	56%	39%	35%
Portfolio Turnover of High Income Opportunities Portfolio	62%	76%	78%	79%	72%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.910	$8.640	$8.690	$8.250	$6.810

Income (Loss) From Operations
Net investment income(1)	$0.293	$0.337	$0.319	$0.333	$0.348
Net realized and unrealized gain (loss)	0.109	0.272	(0.033)	0.519	1.425

Total income from operations	$0.402	$0.609	$0.286	$0.852	$1.773

Less Distributions
From net investment income	$(0.292)	$(0.339)	$(0.322)	$(0.412)	$(0.337)
Tax return of capital	—	—	(0.014)	—	—

Total distributions	$(0.292)	$(0.339)	$(0.336)	$(0.412)	$(0.337)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.000 (3)	$0.004

Net asset value — End of year	$9.020	$8.910	$8.640	$8.690	$8.250

Total Return(4)	4.57%	7.18%	3.31%	10.58%	27.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,949	$11,026	$18,615	$24,115	$28,490
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.82%	1.83%	1.84%	1.86%	1.95%
Net investment income	3.26%	3.85%	3.64%	3.93%	5.03%
Portfolio Turnover of the Fund(7)	2%	15%	20%	15%	15%
Portfolio Turnover of Floating Rate Portfolio	32%	42%	56%	39%	35%
Portfolio Turnover of High Income Opportunities Portfolio	62%	76%	78%	79%	72%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.900	$8.630	$8.690	$8.240	$6.810

Income (Loss) From Operations
Net investment income(1)	$0.289	$0.338	$0.317	$0.332	$0.339
Net realized and unrealized gain (loss)	0.113	0.273	(0.041)	0.530	1.424

Total income from operations	$0.402	$0.611	$0.276	$0.862	$1.763

Less Distributions
From net investment income	$(0.292)	$(0.341)	$(0.322)	$(0.412)	$(0.337)
Tax return of capital	—	—	(0.014)	—	—

Total distributions	$(0.292)	$(0.341)	$(0.336)	$(0.412)	$(0.337)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.000 (3)	$0.004

Net asset value — End of year	$9.010	$8.900	$8.630	$8.690	$8.240

Total Return(4)	4.58%	7.21%	3.19%	10.72%	26.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$224,682	$205,425	$211,581	$198,350	$183,193
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.82%	1.82%	1.84%	1.86%	1.95%
Net investment income	3.22%	3.87%	3.63%	3.92%	4.82%
Portfolio Turnover of the Fund(7)	2%	15%	20%	15%	15%
Portfolio Turnover of Floating Rate Portfolio	32%	42%	56%	39%	35%
Portfolio Turnover of High Income Opportunities Portfolio	62%	76%	78%	79%	72%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$8.930	$8.660	$8.710	$8.260	$6.820

Income (Loss) From Operations
Net investment income(1)	$0.373	$0.427	$0.404	$0.416	$0.399
Net realized and unrealized gain (loss)	0.120	0.273	(0.033)	0.528	1.442

Total income from operations	$0.493	$0.700	$0.371	$0.944	$1.841

Less Distributions
From net investment income	$(0.383)	$(0.430)	$(0.404)	$(0.494)	$(0.405)
Tax return of capital	—	—	(0.017)	—	—

Total distributions	$(0.383)	$(0.430)	$(0.421)	$(0.494)	$(0.405)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.000 (3)	$0.004

Net asset value — End of year	$9.040	$8.930	$8.660	$8.710	$8.260

Total Return(4)	5.62%	8.28%	4.31%	11.76%	28.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$784,225	$328,045	$234,483	$122,861	$76,745
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.82%	0.82%	0.84%	0.86%	0.96%
Net investment income	4.14%	4.87%	4.61%	4.89%	5.69%
Portfolio Turnover of the Fund(7)	2%	15%	20%	15%	15%
Portfolio Turnover of Floating Rate Portfolio	32%	42%	56%	39%	35%
Portfolio Turnover of High Income Opportunities Portfolio	62%	76%	78%	79%	72%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Floating Rate Portfolio and High Income Opportunities Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Floating Rate Portfolio and High Income Opportunities Portfolio (12.8% and 36.9%, respectively, at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $93,896,969 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($53,348,839), October 31, 2017 ($19,014,413), October 31, 2018 ($16,335,693) and October 31, 2019 ($5,198,024). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $11,975,365 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund

16

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Notes to Financial Statements — continued

shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$68,975,521	$46,922,137

During the year ended October 31, 2013, accumulated net realized loss was decreased by $2,669,470, accumulated undistributed net investment income was increased by $3,341,066 and paid-in capital was decreased by $6,010,536 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, accretion of market discount, mixed straddles, investments in partnerships, paydown gain (loss) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,833,755
Capital loss carryforward	$(93,896,969)
Net unrealized depreciation	$(15,987,329)
Other temporary differences	$(669,650)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, wash sales, partnership allocations, defaulted bond interest, accretion of market discount, investments in partnerships and premium amortization.

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2013, the administration fee amounted to $2,649,525. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2013, the Fund’s allocated portion of adviser fees paid by the Portfolios amounted to $8,615,978 or 0.49% of the Fund’s average daily net assets.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $18,119 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $34,105 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $626,819 for Advisers Class shares and $1,888,603 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $68,111 and $1,600,022 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $22,704 and $533,341 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $4,000, $10,000 and $26,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Floating Rate Portfolio	$1,150,192,553	$36,908,291
High Income Opportunities Portfolio	170,602,378	6,082,238

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2013	2012

Sales	18,587,014	8,474,195
Issued to shareholders electing to receive payments of distributions in Fund shares	1,092,781	990,892
Redemptions	(7,928,665)	(8,494,372)

Net increase	11,751,130	970,715

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2013	2012

Sales	102,146,706	13,781,890
Issued to shareholders electing to receive payments of distributions in Fund shares	2,970,022	1,622,226
Redemptions	(23,139,975)	(27,247,670)
Exchange from Class B shares	243,564	643,038

Net increase (decrease)	82,220,317	(11,200,516)

	Year Ended October 31,
Class B	2013	2012

Sales	45,301	37,596
Issued to shareholders electing to receive payments of distributions in Fund shares	28,158	51,002
Redemptions	(170,350)	(321,300)
Exchange to Class A shares	(259,473)	(684,890)

Net decrease	(356,364)	(917,592)

	Year Ended October 31,
Class C	2013	2012

Sales	5,593,048	2,805,730
Issued to shareholders electing to receive payments of distributions in Fund shares	595,807	691,077
Redemptions	(4,336,093)	(4,931,572)

Net increase (decrease)	1,852,762	(1,434,765)

	Year Ended October 31,
Class I	2013	2012

Sales	66,897,334	21,600,464
Issued to shareholders electing to receive payments of distributions in Fund shares	1,964,356	1,006,319
Redemptions	(18,841,554)	(12,947,788)

Net increase	50,020,136	9,658,995

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013 and October 31, 2012, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate & High Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2013

21

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

22

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments

Senior Floating-Rate Interests — 91.8%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.8%
Alliant Techsystems Inc.
Term Loan, Maturing October 15, 2020(2)	5,000	$5,037,500
Atlantic Aviation FBO Inc.
Term Loan, 3.25%, Maturing June 1, 2020	6,808	6,807,937
Beechcraft Holdings, LLC
Term Loan, 5.75%, Maturing February 14, 2020	21,355	21,586,339
Booz Allen Hamilton Inc.
Term Loan, 3.75%, Maturing July 31, 2019	15,762	15,783,214
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing October 29, 2018	9,358	9,433,722
Term Loan, 6.25%, Maturing November 2, 2018	4,242	4,276,621
Ducommun Incorporated
Term Loan, 5.00%, Maturing June 28, 2017	4,956	5,014,839
IAP Worldwide Services, Inc.
Term Loan, 10.00%, Maturing December 31, 2015(3)	28,176	13,383,516
Sequa Corporation
Term Loan, 5.25%, Maturing December 19, 2017	24,007	24,243,354
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	93,105	93,144,248
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	11,345	10,905,549
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	87,456	87,689,425

		$297,306,264

Air Transport — 0.0%(4)
Evergreen International Aviation, Inc.
Term Loan, 0.00%, Maturing June 30, 2015(3)(5)	1,243	$994,199

		$994,199

Automotive — 3.2%
Affinia Group Intermediate Holdings Inc.
Term Loan, 4.75%, Maturing April 27, 2020	20,499	$20,729,235
Allison Transmission, Inc.
Term Loan, 3.18%, Maturing August 7, 2017	20,995	21,099,646
Term Loan, 3.75%, Maturing August 23, 2019	42,867	43,221,552
ASP HHI Acquisition Co., Inc.
Term Loan, 5.00%, Maturing October 5, 2018	35,400	35,754,000
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017	5,818	5,792,173
Chrysler Group LLC
Term Loan, 4.25%, Maturing May 24, 2017	79,270	80,089,493

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Federal-Mogul Corporation
Term Loan, 2.12%, Maturing December 29, 2014		36,241	$35,930,338
Term Loan, 2.12%, Maturing December 28, 2015		34,148	33,855,134
Ford Motor Company
Revolving Loan, 0.25%, Maturing November 30, 2017(6)		4,852	4,712,899
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019		76,025	76,856,561
Metaldyne Company LLC
Term Loan, 5.00%, Maturing December 18, 2018		24,672	24,867,555
Term Loan, 6.50%, Maturing December 18, 2018	EUR	5,459	7,467,201
Remy International, Inc.
Term Loan, 4.25%, Maturing March 5, 2020		5,222	5,260,975
Schaeffler AG
Term Loan, 3.25%, Maturing April 22, 2016	EUR	15,456	21,011,061
Term Loan, 4.25%, Maturing January 27, 2017		11,625	11,713,583
Term Loan, 4.75%, Maturing January 27, 2017	EUR	958	1,313,272
Tomkins LLC
Term Loan, 3.75%, Maturing September 29, 2016		23,302	23,412,304
Tower Automotive Holdings USA, LLC
Term Loan, 4.75%, Maturing April 23, 2020		17,568	17,821,016
UCI International, Inc.
Term Loan, 5.50%, Maturing July 26, 2017		3,367	3,388,265
Veyance Technologies, Inc.
Term Loan, 5.25%, Maturing September 8, 2017		52,175	52,001,474

			$526,297,737

Beverage and Tobacco — 0.4%
Constellation Brands, Inc.
Term Loan, 2.75%, Maturing June 5, 2020		8,796	$8,799,048
Oak Leaf B.V.
Term Loan, 4.50%, Maturing September 24, 2018	EUR	43,075	59,033,348

			$67,832,396

Building and Development — 1.0%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020		30,675	$30,762,332
Armstrong World Industries, Inc.
Term Loan, 3.50%, Maturing March 16, 2020		12,985	13,035,468
Capital Automotive L.P.
Term Loan, 4.00%, Maturing April 10, 2019		7,282	7,329,659
CPG International Inc.
Term Loan, 4.75%, Maturing September 30, 2020		13,650	13,667,063

23	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
MCS AMS Sub-Holdings LLC
Term Loan, 7.00%, Maturing October 15, 2019	10,625	$10,346,094
Preferred Proppants, LLC
Term Loan, 0.00%, Maturing December 15, 2016(5)	8,446	5,743,535
Quikrete Holdings, Inc.
Term Loan, Maturing September 25, 2020(2)	21,450	21,568,661
Term Loan - Second Lien, Maturing March 26, 2021(2)	1,750	1,790,469
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	20,928	20,946,908
Realogy Corporation
Term Loan, 4.45%, Maturing October 10, 2016	597	597,924
Term Loan, 4.50%, Maturing March 5, 2020	20,328	20,561,151
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	8,430	8,472,101
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	6,757	6,798,980

		$161,620,345

Business Equipment and Services — 8.2%
Acosta, Inc.
Term Loan, 4.25%, Maturing March 2, 2018	59,719	$60,005,362
Advantage Sales & Marketing, Inc.
Term Loan, 4.25%, Maturing December 18, 2017	45,969	46,235,248
Affinion Group, Inc.
Term Loan, 6.50%, Maturing October 10, 2016	4,747	4,702,776
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017	18,843	18,968,365
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015	4,678	4,642,623
Term Loan, 5.00%, Maturing February 21, 2015	30,020	29,359,874
Altisource Solutions S.a.r.l.
Term Loan, 5.75%, Maturing November 27, 2019	16,468	16,602,217
Audio Visual Services Group, Inc.
Term Loan, 6.75%, Maturing November 9, 2018	12,474	12,692,295
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020	21,123	21,070,093
BAR/BRI Review Courses, Inc.
Term Loan, 5.25%, Maturing July 17, 2019	6,972	7,019,924
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.25%, Maturing October 23, 2018	1,801	1,809,266
Term Loan, 6.25%, Maturing October 23, 2018	7,505	7,538,610
Brickman Group Holdings Inc.
Term Loan, 3.26%, Maturing October 14, 2016	5,075	5,103,292
Term Loan, 4.00%, Maturing September 28, 2018	8,401	8,460,915

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017		15,908	$15,958,029
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		17,635	17,660,542
Ceridian Corp.
Term Loan, 4.42%, Maturing May 9, 2017		23,075	23,202,397
ClientLogic Corporation
Term Loan, 6.88%, Maturing January 30, 2017	EUR	2,912	3,735,907
Term Loan, 7.00%, Maturing January 30, 2017		9,682	9,682,350
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017		7,802	7,860,971
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		40,717	40,564,747
Education Management LLC
Revolving Loan, Maturing June 1, 2015(2)		12,500	11,312,500
Term Loan, 4.25%, Maturing June 1, 2016		3,146	3,026,624
Term Loan, 8.25%, Maturing March 29, 2018		26,200	26,200,394
EIG Investors Corp.
Term Loan, 6.25%, Maturing November 11, 2019		37,435	37,653,301
Term Loan - Second Lien, 10.25%, Maturing May 8, 2020		6,725	6,834,281
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		36,113	36,278,903
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018		27,708	28,123,869
Garda World Security Corp.
Term Loan, 5.75%, Maturing November 13, 2019		4,183	4,195,821
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 4.00%, Maturing February 7, 2020		26,633	26,561,147
Genpact International, Inc.
Term Loan, 3.50%, Maturing August 30, 2019		33,636	33,757,338
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 31, 2019		13,709	13,822,859
IMS Health Incorporated
Term Loan, 3.75%, Maturing September 1, 2017		38,206	38,462,414
Term Loan, 4.25%, Maturing September 1, 2017	EUR	38,544	52,778,342
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		22,676	22,827,381
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing May 22, 2020		38,713	38,922,362
Term Loan - Second Lien, 8.25%, Maturing May 21, 2021		5,500	5,543,544
ISS Holdings A/S
Term Loan, 3.75%, Maturing April 30, 2018		10,175	10,209,480

24	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Ista International GmbH
Term Loan, 4.23%, Maturing April 30, 2020	EUR	161	$220,529
Term Loan, 4.23%, Maturing April 30, 2020	EUR	275	376,955
Term Loan, 4.23%, Maturing April 30, 2020	EUR	2,101	2,880,785
Term Loan, 4.23%, Maturing June 1, 2020	EUR	4,264	5,846,753
Jason Incorporated
Term Loan, 5.00%, Maturing February 28, 2019		9,680	9,691,731
KAR Auction Services, Inc.
Term Loan, 3.75%, Maturing May 19, 2017		33,056	33,267,131
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		43,566	43,865,403
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		13,275	13,728,567
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		23,309	23,251,066
MEI Conlux Holdings (US), Inc.
Term Loan, 5.00%, Maturing August 21, 2020		7,950	7,954,969
Monitronics International Inc.
Term Loan, 4.25%, Maturing March 23, 2018		25,977	26,225,864
National CineMedia, LLC
Term Loan, 2.92%, Maturing November 26, 2019		5,658	5,649,272
Nuance Communications, Inc.
Term Loan, 2.92%, Maturing August 7, 2019		6,983	6,983,226
Pacific Industrial Services US Finco LLC
Term Loan, 5.00%, Maturing October 2, 2018		24,925	25,080,781
Term Loan - Second Lien, 8.75%, Maturing April 2, 2019		3,000	3,046,875
Quintiles Transnational Corp.
Term Loan, 4.00%, Maturing June 8, 2018		78,378	78,769,014
Term Loan, 4.50%, Maturing June 8, 2018		3,813	3,817,680
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		1,939	1,936,440
ServiceMaster Company
Term Loan, 4.25%, Maturing January 31, 2017		22,063	21,732,206
Term Loan, 4.43%, Maturing January 31, 2017		33,713	33,211,153
SunGard Data Systems, Inc.
Term Loan, 3.92%, Maturing February 28, 2017		14,691	14,746,173
Term Loan, 4.50%, Maturing January 31, 2020		13,722	13,838,887
Term Loan, 4.00%, Maturing March 9, 2020		98,571	99,541,107
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		13,794	13,943,880
TransUnion, LLC
Term Loan, 4.25%, Maturing February 10, 2019		35,128	35,358,498
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		1,594	1,607,452
Term Loan, 6.00%, Maturing July 28, 2017		8,141	8,212,358

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.25%, Maturing February 21, 2019		5,870	$5,899,852
Term Loan, 5.28%, Maturing February 21, 2019	CAD	4,975	4,795,353
West Corporation
Term Loan, 3.75%, Maturing June 29, 2018		59,963	60,239,865

			$1,365,106,188

Cable and Satellite Television — 4.0%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing December 2, 2019		11,639	$11,645,977
Bragg Communications Incorporated
Term Loan, 3.50%, Maturing February 28, 2018		7,166	7,197,476
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		62,604	62,745,021
Charter Communications Operating, LLC
Term Loan, 3.00%, Maturing July 1, 2020		21,047	20,877,441
Term Loan, 3.00%, Maturing January 4, 2021		27,995	27,773,300
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		9,854	9,844,210
CSC Holdings, Inc.
Term Loan, 2.67%, Maturing April 17, 2020		53,341	52,964,616
Lavena Holding 3 GMBH
Term Loan, 4.09%, Maturing March 6, 2017	EUR	14,138	19,269,831
Term Loan, 4.09%, Maturing March 6, 2017	EUR	14,186	19,334,978
Term Loan, Maturing March 6, 2017(2)	EUR	445	607,059
MCC Iowa LLC
Term Loan, 1.89%, Maturing January 30, 2015		7,341	7,298,057
Term Loan, 1.89%, Maturing January 30, 2015		7,460	7,416,486
Term Loan, 3.25%, Maturing January 29, 2021		18,479	18,420,942
Media Holdco, LP
Revolving Loan, 0.50%, Maturing January 22, 2018(6)		5,500	4,901,600
Term Loan, 7.25%, Maturing July 24, 2018		13,257	13,323,624
Mediacom Illinois, LLC
Term Loan, 1.64%, Maturing January 30, 2015		18,548	18,447,052
Term Loan, 4.50%, Maturing October 23, 2017		10,170	10,182,374
P7S1 Broadcasting Holding II B.V.
Term Loan, 2.97%, Maturing July 3, 2018	EUR	3,429	4,672,623
Sterling Entertainment Enterprises, LLC
Term Loan, 3.17%, Maturing December 28, 2017		11,575	11,355,075
UPC Financing Partnership
Term Loan, 4.00%, Maturing January 29, 2021		9,250	9,325,156
Term Loan, 3.88%, Maturing March 26, 2021	EUR	74,790	102,355,481
Term Loan, 3.25%, Maturing June 30, 2021		21,354	21,278,522

25	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Investment Holdings Limited
Term Loan, 4.50%, Maturing June 5, 2020	GBP	27,575	$44,651,935
Term Loan, 3.50%, Maturing June 8, 2020		104,025	104,097,193
WaveDivision Holdings, LLC
Term Loan, 4.00%, Maturing October 15, 2019		7,171	7,188,740
YPSO Holding SA
Term Loan, 5.13%, Maturing June 6, 2016	EUR	2,911	3,971,581
Term Loan, 5.13%, Maturing June 6, 2016	EUR	9,874	13,473,423
Term Loan, 5.13%, Maturing June 6, 2016	EUR	10,739	14,654,036
Term Loan, 5.13%, Maturing December 29, 2017	EUR	11,703	15,909,609
Term Loan, Maturing December 29, 2017(2)	EUR	4,000	5,477,161

			$670,660,579

Chemicals and Plastics — 3.7%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.75%, Maturing August 31, 2019	EUR	6,459	$8,802,333
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		5,420	5,463,731
Term Loan, 4.50%, Maturing October 3, 2019		10,446	10,530,424
Arysta LifeScience Corporation
Term Loan, 4.50%, Maturing May 29, 2020		47,606	47,922,646
Axalta Coating Systems US Holdings Inc.
Term Loan, 4.75%, Maturing February 3, 2020		80,362	81,303,754
Term Loan, 5.25%, Maturing February 3, 2020	EUR	3,980	5,482,198
AZ Chem US Inc.
Term Loan, 5.25%, Maturing December 22, 2017		13,201	13,329,434
Chemtura Corporation
Term Loan, 3.50%, Maturing August 29, 2016		8,305	8,366,858
Eagle Spinco Inc.
Term Loan, 3.50%, Maturing January 27, 2017		3,958	3,983,712
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		8,865	8,931,795
General Chemical Corporation
Term Loan, 5.02%, Maturing October 6, 2015		3,260	3,297,040
Huntsman International, LLC
Term Loan, 2.44%, Maturing June 30, 2016		2,285	2,288,469
Term Loan, 2.72%, Maturing April 19, 2017		16,358	16,380,887
Term Loan, Maturing January 31, 2021(2)		36,275	36,360,029
Ineos Finance PLC
Term Loan, 4.25%, Maturing May 4, 2018	EUR	18,598	25,387,247
Ineos US Finance LLC
Term Loan, 4.00%, Maturing May 4, 2018		79,324	79,683,816
MacDermid, Inc.
Term Loan, 4.00%, Maturing June 8, 2020		25,885	26,001,608

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		1,114	$1,127,641
Omnova Solutions Inc.
Term Loan, 4.25%, Maturing May 31, 2018		9,910	9,984,066
OXEA Finance LLC
Term Loan, 4.25%, Maturing January 15, 2020		12,750	12,797,812
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		4,000	4,048,752
OXEA Finance S.a.r.l.
Term Loan, 4.50%, Maturing January 15, 2020	EUR	5,000	6,822,690
Polarpak Inc.
Term Loan, 4.50%, Maturing June 5, 2020		5,457	5,500,908
Term Loan, 5.53%, Maturing June 8, 2020		6,368	6,143,140
PQ Corporation
Term Loan, 4.50%, Maturing August 7, 2017		47,575	47,978,258
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		6,311	6,389,967
Taminco Global Chemical Corporation
Term Loan, 4.25%, Maturing February 15, 2019		4,482	4,515,621
Tata Chemicals North America Inc.
Term Loan, 3.75%, Maturing August 7, 2020		19,950	19,987,406
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		45,708	46,148,423
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		65,993	65,023,662
WNA Holdings Inc.
Term Loan, 4.50%, Maturing June 5, 2020		2,964	2,988,147

			$622,972,474

Conglomerates — 0.6%
Financiere SPIE S.A.S.
Term Loan, 4.63%, Maturing August 30, 2018	EUR	7,500	$10,304,044
RGIS Services, LLC
Term Loan, 4.50%, Maturing October 18, 2016		18,663	18,406,091
Term Loan, 5.50%, Maturing October 18, 2017		16,058	15,917,461
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing August 13, 2019		5,000	5,019,270
Term Loan, 4.50%, Maturing December 17, 2019		35,791	35,981,415
Term Loan, 5.00%, Maturing December 17, 2019	CAD	16,896	16,185,023

			$101,813,304

Containers and Glass Products — 1.5%
Berry Plastics Holding Corporation
Term Loan, 2.17%, Maturing April 3, 2015		23,910	$23,971,346
Term Loan, 3.50%, Maturing February 7, 2020		72,672	72,464,794

26	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
BWAY Corporation
Term Loan, 4.50%, Maturing August 7, 2017		30,395	$30,635,952
Pact Group (USA), Inc.
Term Loan, 3.75%, Maturing May 29, 2020		33,591	33,401,864
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018		3,360	3,372,575
Ranpak Corporation
Term Loan, 4.75%, Maturing April 10, 2019	EUR	2,918	3,990,943
Term Loan, 4.50%, Maturing April 23, 2019		5,833	5,876,312
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 28, 2018		54,935	55,446,824
Sealed Air Corporation
Term Loan, 4.00%, Maturing October 3, 2018		4,032	4,068,413
Term Loan, 4.50%, Maturing October 3, 2018	EUR	737	1,012,514
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		9,319	9,360,136

			$243,601,673

Cosmetics / Toiletries — 0.5%
Prestige Brands, Inc.
Term Loan, 3.78%, Maturing January 31, 2019		5,985	$6,034,407
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing November 20, 2017		5,500	5,542,108
Term Loan, 4.00%, Maturing August 19, 2019		25,600	25,722,445
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		40,944	39,545,308

			$76,844,268

Drugs — 1.9%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		20,031	$20,139,196
Amneal Pharmaceuticals LLC
Term Loan, Maturing October 1, 2019(2)		10,200	10,098,000
Aptalis Pharma, Inc.
Term Loan, 6.00%, Maturing September 18, 2020		47,850	48,248,734
Auxilium Pharmaceuticals, Inc.
Term Loan, 6.25%, Maturing April 26, 2017		8,996	9,136,376
Catalent Pharma Solutions Inc.
Term Loan, 3.67%, Maturing September 15, 2016		12,957	13,011,592
Term Loan, 4.25%, Maturing September 15, 2017		22,510	22,629,261
Ikaria Acquisition Inc.
Term Loan, 7.25%, Maturing July 3, 2018		10,616	10,748,320
Par Pharmaceutical Companies, Inc.
Term Loan, 4.25%, Maturing September 30, 2019		22,798	22,894,551

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing February 13, 2019		29,301	$29,585,309
Term Loan, 3.75%, Maturing December 11, 2019		52,119	52,623,954
Term Loan, 4.50%, Maturing August 5, 2020		76,646	77,757,177

			$316,872,470

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 4.25%, Maturing October 9, 2019		69,466	$69,994,710
Progressive Waste Solutions Ltd.
Term Loan, 3.50%, Maturing October 24, 2019		5,831	5,852,804

			$75,847,514

Electronics / Electrical — 7.6%
Aeroflex Incorporated
Term Loan, 4.50%, Maturing November 11, 2019		22,693	$22,905,457
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020		14,750	14,842,188
Aspect Software, Inc.
Term Loan, 7.00%, Maturing May 6, 2016		13,711	13,788,086
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017		53,401	53,935,208
Blue Coat Systems, Inc.
Term Loan, 4.50%, Maturing May 31, 2019		25,691	25,835,135
Term Loan - Second Lien, 9.50%, Maturing June 26, 2020		21,401	21,722,015
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing April 29, 2016		7,426	7,449,602
CommScope, Inc.
Term Loan, 3.75%, Maturing January 12, 2018		33,794	33,909,781
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020		28,778	28,867,806
CPI International Inc.
Term Loan, 5.00%, Maturing February 13, 2017		10,116	10,116,279
Dealer Computer Services, Inc.
Term Loan, 2.17%, Maturing April 21, 2016		17,950	17,983,245
Dell Inc.
Term Loan, 3.75%, Maturing October 31, 2018		29,500	29,495,899
Term Loan, 4.50%, Maturing April 30, 2020		163,325	162,579,911
Term Loan, Maturing March 25, 2020(2)	EUR	5,000	6,808,264
Digital Generation, Inc.
Term Loan, 7.25%, Maturing July 26, 2018		21,512	21,628,774
Eagle Parent, Inc.
Term Loan, 4.50%, Maturing May 16, 2018		36,948	37,238,895

27	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Edwards (Cayman Islands II) Limited
Term Loan, 4.75%, Maturing March 26, 2020		24,391	$24,467,562
Excelitas Technologies Corp.
Term Loan, Maturing September 30, 2020(2)		14,983	14,833,500
Term Loan, Maturing October 23, 2020(2)		967	957,000
Eze Castle Software Inc.
Term Loan, 4.75%, Maturing April 6, 2020		8,479	8,538,805
Term Loan - Second Lien, 8.75%, Maturing April 6, 2021		3,000	3,048,747
Freescale Semiconductor, Inc.
Term Loan, 5.00%, Maturing February 28, 2020		39,352	39,765,252
Term Loan, 5.00%, Maturing January 15, 2021		8,500	8,595,625
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing December 17, 2018		53,510	53,721,684
Hyland Software, Inc.
Term Loan, 5.50%, Maturing October 25, 2019		7,861	7,911,794
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018		84,031	84,818,589
Term Loan, 4.00%, Maturing June 1, 2020	EUR	4,931	6,728,703
Term Loan, 3.75%, Maturing June 3, 2020		8,654	8,646,525
Internet Brands, Inc.
Term Loan, 6.25%, Maturing March 18, 2019		19,029	19,148,309
Magic Newco LLC
Term Loan, 5.00%, Maturing December 12, 2018		55,948	56,446,350
Microsemi Corporation
Term Loan, 3.75%, Maturing February 19, 2020		18,132	18,233,697
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017		15,844	16,052,241
Term Loan, 4.75%, Maturing January 11, 2020		32,738	33,182,673
Renaissance Learning, Inc.
Term Loan, 5.75%, Maturing November 13, 2018		13,489	13,556,194
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018		10,330	10,358,963
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019		4,250	4,265,938
Rovi Solutions Corporation
Term Loan, 3.50%, Maturing March 29, 2019		12,288	12,246,019
RP Crown Parent, LLC
Term Loan, 6.75%, Maturing December 21, 2018		86,003	86,901,173
Term Loan - Second Lien, 11.25%, Maturing December 20, 2019		11,350	11,669,219
SafeNet Inc.
Term Loan, 2.67%, Maturing April 12, 2014		2,768	2,768,231
Sensata Technologies Finance Company, LLC
Term Loan, 3.75%, Maturing May 11, 2018		13,649	13,809,837

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Serena Software, Inc.
Term Loan, 4.17%, Maturing March 10, 2016	3,010	$2,972,316
Term Loan, 5.00%, Maturing March 10, 2016	3,975	3,950,156
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	20,261	20,260,680
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	10,255	10,434,430
SkillSoft Corporation
Term Loan, 5.00%, Maturing May 26, 2017	7,769	7,817,529
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	10,500	10,080,000
Sophia, L.P.
Term Loan, 4.50%, Maturing July 19, 2018	20,072	20,256,454
StoneRiver Holdings, Inc.
Term Loan, 4.50%, Maturing November 29, 2019	3,910	3,912,059
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	16,305	16,081,298
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	13,087	13,225,463
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	2,134	2,134,432
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	20,937	21,045,729
Wall Street Systems, Inc.
Term Loan, 5.75%, Maturing October 25, 2019	27,072	27,358,883
Web.com Group, Inc.
Term Loan, 4.50%, Maturing October 27, 2017	24,625	24,948,420
Websense, Inc.
Term Loan, 4.50%, Maturing June 25, 2020	13,017	13,033,647

		$1,267,290,671

Equipment Leasing — 0.2%
Flying Fortress Inc.
Term Loan, 3.50%, Maturing June 30, 2017	33,604	$33,709,180

		$33,709,180

Financial Intermediaries — 3.8%
American Capital Holdings, Inc.
Term Loan, 4.00%, Maturing August 22, 2016	12,319	$12,372,645
Armor Holding II LLC
Term Loan, 5.75%, Maturing June 11, 2020	12,768	12,839,820
Term Loan - Second Lien, 10.25%, Maturing December 11, 2020	2,000	1,993,750
CB Richard Ellis Services, Inc.
Term Loan, 2.93%, Maturing March 29, 2021	3,483	3,494,473

28	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Cetera Financial Group, Inc.
Term Loan, 6.50%, Maturing August 2, 2019	12,500	$12,601,250
Citco Funding LLC
Term Loan, 4.25%, Maturing June 29, 2018	32,248	32,302,076
Clipper Acquisitions Corp.
Term Loan, 4.00%, Maturing February 6, 2020	21,938	22,029,572
First Data Corporation
Term Loan, 4.17%, Maturing March 24, 2017	2,000	2,006,958
Term Loan, 4.17%, Maturing March 23, 2018	45,343	45,474,777
Term Loan, 4.17%, Maturing September 24, 2018	43,428	43,558,694
Geo Group, Inc. (The)
Term Loan, 3.25%, Maturing April 3, 2020	2,811	2,807,361
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.19%, Maturing December 5, 2016	11,360	11,338,950
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 17, 2020	37,465	37,689,790
Hamilton Lane Advisors, LLC
Term Loan, 5.25%, Maturing February 28, 2018	5,073	5,073,419
Harbourvest Partners, LLC
Term Loan, 4.75%, Maturing November 21, 2017	11,081	11,192,010
Home Loan Servicing Solutions, Ltd.
Term Loan, 4.50%, Maturing June 19, 2020	16,982	17,215,946
LPL Holdings, Inc.
Term Loan, 2.67%, Maturing March 29, 2017	2,781	2,778,469
Term Loan, 3.25%, Maturing March 29, 2019	48,198	48,198,298
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	12,586	12,711,712
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	11,276	11,346,762
Moneygram International, Inc
Term Loan, 4.25%, Maturing March 27, 2020	20,177	20,285,819
Nuveen Investments, Inc.
Term Loan, 4.17%, Maturing May 15, 2017	95,115	94,734,509
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	13,025	12,959,875
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	46,628	47,204,624
Oz Management LP
Term Loan, 1.68%, Maturing November 15, 2016	26,839	25,124,137
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018	28,881	29,054,638
Sesac Holdco II, LLC
Term Loan, 6.00%, Maturing February 8, 2019	5,673	5,729,942
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	13,301	13,323,128

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Transfirst Holdings, Inc.
Term Loan, 4.75%, Maturing December 27, 2017		6,746	$6,756,843
Walter Investment Management Corp.
Term Loan, 5.75%, Maturing November 28, 2017		26,468	26,777,909

			$630,978,156

Food Products — 4.5%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		16,128	$16,255,811
American Seafoods Group LLC
Term Loan, 4.25%, Maturing March 16, 2018		9,168	9,145,020
Autobar BV (Acorn 3 BV)
Term Loan, 5.85%, Maturing October 31, 2019	EUR	25,986	30,442,539
Blue Buffalo Company, Ltd.
Term Loan, 4.75%, Maturing August 8, 2019		29,245	29,568,292
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 24, 2019		10,299	10,359,263
CSM Bakery Supplies LLC
Term Loan, 4.75%, Maturing July 3, 2020		16,783	16,740,980
Del Monte Foods Company
Term Loan, 4.00%, Maturing March 8, 2018		90,906	91,167,504
Dole Food Company Inc.
Term Loan, Maturing November 1, 2018(2)		23,325	23,208,375
Term Loan, 3.75%, Maturing April 1, 2020		28,905	28,995,077
H.J. Heinz Company
Term Loan, 3.50%, Maturing June 5, 2020		160,647	162,043,240
High Liner Foods Incorporated
Term Loan, 4.75%, Maturing December 31, 2017		16,739	16,833,639
Iglo Foods Midco Limited
Term Loan, 5.13%, Maturing January 31, 2018	EUR	8,000	11,022,013
JBS USA Holdings Inc.
Term Loan, 3.75%, Maturing May 25, 2018		42,087	42,297,234
Term Loan, 3.75%, Maturing September 18, 2020		28,050	28,014,938
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		19,281	19,443,691
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		100,070	100,872,703
Pinnacle Foods Finance LLC
Term Loan, 3.25%, Maturing April 29, 2020		12,225	12,225,000
Term Loan, 3.25%, Maturing April 29, 2020		65,073	65,078,791
United Biscuits (UK) Limited
Term Loan, 4.38%, Maturing June 30, 2020	EUR	3,175	4,362,494
Term Loan, 5.52%, Maturing June 30, 2020	GBP	9,603	15,609,061

29	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Products (continued)
Windsor Quality Food Company Ltd.
Term Loan, 5.00%, Maturing February 16, 2017	14,913	$14,857,352

		$748,543,017

Food Service — 3.8%
Aramark Corporation
Term Loan, 3.28%, Maturing July 26, 2016	3,393	$3,407,202
Term Loan, 3.66%, Maturing July 26, 2016	13,242	13,285,840
Term Loan, 3.70%, Maturing July 26, 2016	68,129	68,354,959
Term Loan, 3.75%, Maturing July 26, 2016	1,513	1,520,470
Term Loan, 3.75%, Maturing July 26, 2016	19,687	19,768,301
Term Loan, 4.00%, Maturing September 9, 2019	36,100	36,257,757
Buffets, Inc.
Term Loan, 0.12%, Maturing April 22, 2015(3)	898	898,479
Term Loan, 10.50%, Maturing July 18, 2017	2,716	2,797,329
Term Loan, 10.50%, Maturing July 19, 2017	1,444	1,487,063
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019	24,998	25,108,914
Centerplate, Inc.
Term Loan, 5.00%, Maturing October 15, 2018	1,493	1,500,585
Term Loan, 5.75%, Maturing October 15, 2018	6,064	6,096,597
DineEquity, Inc.
Term Loan, 3.75%, Maturing October 19, 2017	15,411	15,531,601
Dunkin’ Brands, Inc.
Term Loan, 3.75%, Maturing February 14, 2020	68,485	68,803,514
Landry’s, Inc.
Term Loan, 4.75%, Maturing April 24, 2018	48,191	48,633,138
NPC International, Inc.
Term Loan, 4.50%, Maturing December 28, 2018	13,231	13,362,931
OSI Restaurant Partners, LLC
Term Loan, 3.50%, Maturing October 25, 2019	65,060	65,181,872
P.F. Chang’s China Bistro Inc.
Term Loan, 5.25%, Maturing July 2, 2019	9,360	9,448,217
Sagittarius Restaurants, LLC
Term Loan, 6.26%, Maturing October 1, 2018	9,204	9,210,136
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020	4,115	4,127,546
US Foods, Inc.
Term Loan, 4.50%, Maturing March 29, 2019	105,375	105,651,735
Weight Watchers International, Inc.
Term Loan, 3.75%, Maturing April 2, 2020	100,261	92,255,922
Wendy’s International, Inc.
Term Loan, 3.25%, Maturing May 15, 2019	27,129	27,217,768

		$639,907,876

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 2.8%
Albertson’s, LLC
Term Loan, 4.25%, Maturing March 21, 2016		12,118	$12,160,168
Term Loan, 4.75%, Maturing March 21, 2019		24,271	24,357,023
Alliance Boots Holdings Limited
Term Loan, 3.48%, Maturing July 9, 2015	GBP	10,000	15,971,860
Term Loan, 3.60%, Maturing July 10, 2017	EUR	28,497	38,716,161
Term Loan, 3.98%, Maturing July 10, 2017	GBP	80,250	128,397,040
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		74,181	74,644,888
Iceland Foods Group Limited
Term Loan, 4.13%, Maturing April 12, 2019	EUR	7,950	10,958,264
Pantry, Inc. (The)
Term Loan, 4.75%, Maturing August 2, 2019		4,653	4,718,919
Rite Aid Corporation
Term Loan, 4.00%, Maturing February 21, 2020		74,290	74,716,076
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		32,500	33,346,365
Supervalu Inc.
Term Loan, 5.00%, Maturing March 21, 2019		53,704	54,112,293

			$472,099,057

Forest Products — 0.1%
Expera Specialty Solutions, LLC
Term Loan, 7.50%, Maturing December 21, 2018		8,404	$8,529,997

			$8,529,997

Health Care — 8.8%
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017		5,442	$5,478,408
Term Loan, 4.25%, Maturing June 30, 2017		6,779	6,830,094
Term Loan, 4.25%, Maturing June 30, 2017		27,349	27,554,402
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019		31,263	31,028,531
Term Loan, Maturing June 3, 2019(2)		802	797,174
Apria Healthcare Group I
Term Loan, 6.75%, Maturing April 5, 2020		12,296	12,447,211
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		29,623	29,826,165
ATI Holdings, Inc.
Term Loan, 5.75%, Maturing December 20, 2019		9,533	9,652,352
Biomet Inc.
Term Loan, 3.69%, Maturing July 25, 2017		104,330	105,242,824
BSN Medical Luxembourg Finance Holding S.a.r.l.
Term Loan, 4.25%, Maturing August 28, 2019	EUR	2,000	2,754,048

30	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 28, 2020		1,350	$1,357,207
CHG Buyer Corporation
Term Loan, 5.00%, Maturing November 19, 2019		25,975	26,210,033
Community Health Systems, Inc.
Term Loan, 3.76%, Maturing January 25, 2017		64,848	65,163,710
Convatec Inc.
Term Loan, 4.00%, Maturing December 22, 2016		17,945	18,091,188
CRC Health Corporation
Term Loan, 4.67%, Maturing November 16, 2015		29,135	29,262,712
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		10,461	10,538,044
Term Loan, 4.00%, Maturing November 1, 2019		25,309	25,480,495
DJO Finance LLC
Term Loan, 4.75%, Maturing September 15, 2017		26,453	26,700,797
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018		26,452	25,592,264
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018		69,868	70,160,990
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 28, 2020		4,169	4,192,452
Term Loan, 4.50%, Maturing August 28, 2020	EUR	1,633	2,240,881
Term Loan, 4.25%, Maturing August 31, 2020		13,706	13,783,482
Term Loan, 4.50%, Maturing August 31, 2020	EUR	5,367	7,367,321
Gentiva Health Services, Inc.
Term Loan, 6.50%, Maturing October 15, 2019		28,200	28,059,000
Grifols Inc.
Term Loan, 4.25%, Maturing June 1, 2017		40,587	40,951,876
HCA, Inc.
Term Loan, 3.00%, Maturing March 31, 2017		61,569	61,780,172
Term Loan, 2.92%, Maturing May 1, 2018		50,550	50,721,328
Health Management Associates, Inc.
Term Loan, 3.50%, Maturing November 16, 2018		34,055	34,111,223
Hologic Inc.
Term Loan, 3.75%, Maturing August 1, 2019		25,521	25,699,898
Iasis Healthcare LLC
Term Loan, 4.50%, Maturing May 3, 2018		22,544	22,721,482
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016		21,272	20,992,514
Term Loan, 7.75%, Maturing May 15, 2018		14,611	14,423,368
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing June 1, 2018		24,720	24,766,071
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018		72,720	73,401,266
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018		5,826	5,593,200

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Lifepoint Hospitals, Inc.
Term Loan, 2.68%, Maturing July 24, 2017		10,223	$10,280,192
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019		5,317	5,335,806
Medpace, Inc.
Term Loan, 5.25%, Maturing June 16, 2017		8,667	8,666,679
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		13,515	13,590,882
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		9,829	9,914,975
Multiplan, Inc.
Term Loan, 4.00%, Maturing August 25, 2017		60,364	60,885,976
One Call Medical, Inc.
Term Loan, 5.50%, Maturing August 16, 2019		22,359	22,526,453
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing June 7, 2019		47,005	47,533,806
Pharmaceutical Product Development, Inc.
Term Loan, 4.25%, Maturing December 5, 2018		80,565	81,244,092
PRA Holdings, Inc.
Term Loan, 5.00%, Maturing September 23, 2020		25,025	25,105,806
Radnet Management, Inc.
Term Loan, 4.26%, Maturing October 10, 2018		24,146	24,236,570
Sage Products, Inc.
Term Loan, 4.25%, Maturing December 13, 2019		23,192	23,318,118
Select Medical Corporation
Term Loan, 3.51%, Maturing February 13, 2016		10,769	10,809,007
Term Loan, 4.00%, Maturing June 1, 2018		15,590	15,687,122
Sheridan Holdings, Inc.
Term Loan, 4.50%, Maturing June 29, 2018		17,587	17,663,923
Steward Health Care System LLC
Term Loan, 6.75%, Maturing April 13, 2020		13,322	13,105,149
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		19,472	18,303,214
Truven Health Analytics Inc.
Term Loan, 4.50%, Maturing June 6, 2019		18,117	18,179,281
U.S. Renal Care, Inc.
Term Loan, 5.25%, Maturing July 3, 2019		9,450	9,568,125
Universal Health Services, Inc.
Term Loan, 2.42%, Maturing November 15, 2016		6,166	6,200,193
VWR Funding, Inc.
Term Loan, 4.17%, Maturing April 3, 2017		32,802	32,986,637
Term Loan, 4.38%, Maturing April 3, 2017	EUR	2,978	4,073,019
Term Loan, 4.42%, Maturing April 3, 2017		28,159	28,317,701

			$1,468,506,909

31	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Home Furnishings — 0.4%
Serta/Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019		35,959	$36,273,480
Tempur-Pedic International Inc.
Term Loan, 3.50%, Maturing March 18, 2020		34,094	34,079,935

			$70,353,415

Industrial Equipment — 2.2%
Ahlsell Investco AB (Cidron)
Term Loan, 4.97%, Maturing June 28, 2019	EUR	2,000	$2,753,969
Alliance Laundry Systems LLC
Term Loan, 4.25%, Maturing December 10, 2018		6,640	6,673,092
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		47,441	47,783,960
Colfax Corporation
Term Loan, 2.88%, Maturing January 13, 2017	EUR	3,548	4,815,426
Term Loan, 3.25%, Maturing January 11, 2019		11,091	11,111,984
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		36,025	36,084,369
Term Loan, 4.75%, Maturing July 30, 2020	EUR	6,579	9,010,206
Generac Power Systems, Inc.
Term Loan, 3.50%, Maturing May 29, 2020		46,157	46,142,776
Grede LLC
Term Loan, 4.50%, Maturing May 2, 2018		12,846	12,907,677
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 29, 2018		31,677	31,879,458
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		1,334	1,338,433
Milacron LLC
Term Loan, 4.25%, Maturing March 30, 2020		15,623	15,629,281
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019		14,575	14,493,016
Rexnord LLC
Term Loan, 4.00%, Maturing August 20, 2020		86,750	86,980,408
Spansion LLC
Term Loan, 5.25%, Maturing December 11, 2018		10,569	10,661,811
Tank Holding Corp.
Term Loan, 4.25%, Maturing July 9, 2019		16,881	16,859,698
Terex International Finance Services Company
Term Loan, 5.00%, Maturing April 28, 2017	EUR	5,674	7,751,619
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		3,983	4,000,536

			$366,877,719

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance — 2.4%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	30,609	$30,814,251
AmWINS Group, LLC
Term Loan, 5.00%, Maturing September 6, 2019	6,802	6,824,502
Applied Systems, Inc.
Term Loan, 4.25%, Maturing December 8, 2016	13,830	13,916,215
Asurion LLC
Term Loan, 4.50%, Maturing May 24, 2019	154,063	154,195,617
Term Loan, 3.50%, Maturing July 8, 2020	19,227	18,842,276
CNO Financial Group, Inc.
Term Loan, 3.75%, Maturing September 20, 2018	24,460	24,571,664
Compass Investors Inc.
Term Loan, 5.00%, Maturing December 27, 2019	45,906	46,181,785
Cooper Gay Swett & Crawford Ltd.
Term Loan, 5.00%, Maturing April 16, 2020	11,277	11,246,213
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing December 10, 2019	22,011	22,038,942
Hub International Limited
Term Loan, 4.75%, Maturing October 2, 2020	50,500	50,799,869
Sedgwick CMS Holdings, Inc.
Term Loan, 4.25%, Maturing June 12, 2018	11,895	11,943,518

		$391,374,852

Leisure Goods / Activities / Movies — 4.0%
Activision Blizzard, Inc.
Term Loan, 3.25%, Maturing October 11, 2020	61,125	$61,381,481
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	36,616	36,661,770
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing January 30, 2019	56,583	56,901,239
Bright Horizons Family Solutions, Inc.
Term Loan, 4.00%, Maturing January 30, 2020	10,965	11,036,184
Cedar Fair, L.P.
Term Loan, 3.25%, Maturing March 6, 2020	16,085	16,148,387
Cinemark USA, Inc.
Term Loan, 3.18%, Maturing December 18, 2019	2,283	2,298,873
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing July 24, 2020	12,528	12,610,059
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.50%, Maturing April 30, 2019	46,561	46,992,241
Emerald Expositions Holding, Inc.
Term Loan, 5.50%, Maturing June 17, 2020	12,095	12,190,441
Equinox Holdings, Inc.
Term Loan, 4.50%, Maturing January 31, 2020	21,711	21,900,933

32	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	7,152	$7,178,820
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	14,825	14,778,672
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	40,413	40,513,711
LodgeNet Interactive Corp.
Term Loan, 6.75%, Maturing March 31, 2018	6,272	3,010,412
Merlin Entertainment Group Luxembourg 2 S.a.r.l.
Term Loan, 3.95%, Maturing June 28, 2019	23,985	24,080,962
Regal Cinemas, Inc.
Term Loan, 2.69%, Maturing August 23, 2017	5,744	5,765,639
Revolution Studios Distribution Company, LLC
Term Loan, 3.92%, Maturing December 21, 2014	3,943	3,489,425
Sabre, Inc.
Term Loan, 5.25%, Maturing February 19, 2019	19,428	19,639,819
Scientific Games International, Inc.
Term Loan, 4.25%, Maturing October 18, 2020	61,800	61,971,062
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	36,687	36,438,102
Six Flags Theme Parks, Inc.
Term Loan, 4.00%, Maturing December 20, 2018	20,022	20,174,061
SRAM, LLC
Term Loan, 4.00%, Maturing April 10, 2020	40,156	40,005,760
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 13, 2019	3,000	3,028,125
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018	16,558	16,604,575
US Finco LLC
Term Loan, 4.00%, Maturing May 29, 2020	16,509	16,539,579
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020	9,200	9,326,500
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	27,750	27,771,673
Zuffa LLC
Term Loan, 4.50%, Maturing February 25, 2020	40,643	40,846,089

		$669,284,594

Lodging and Casinos — 2.8%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017	4,889	$4,959,456
Bally Technologies, Inc.
Term Loan, Maturing August 31, 2020(2)	30,700	30,795,938
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	9,825	9,845,878

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Caesars Entertainment Operating Company
Revolving Loan, 4.91%, Maturing January 27, 2017(6)		15,000	$13,275,000
Term Loan, 5.49%, Maturing January 26, 2018		46,387	43,654,974
CityCenter Holdings, LLC
Term Loan, 5.00%, Maturing October 16, 2020		15,950	16,107,841
Four Seasons Holdings Inc.
Term Loan, 4.25%, Maturing June 27, 2020		11,375	11,502,969
Gala Group LTD
Term Loan, 5.49%, Maturing May 25, 2018	GBP	48,838	79,125,210
Hilton Worldwide Finance, LLC
Term Loan, 4.00%, Maturing October 26, 2020		149,425	150,461,711
Las Vegas Sands LLC
Term Loan, 2.67%, Maturing November 23, 2016		3,220	3,220,976
Term Loan, 2.67%, Maturing November 23, 2016		3,590	3,591,566
MGM Resorts International
Term Loan, 2.92%, Maturing December 20, 2017		14,391	14,409,239
Term Loan, 3.50%, Maturing December 20, 2019		43,194	43,252,184
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		16,534	16,568,002
Playa Resorts Holding B.V.
Term Loan, 4.75%, Maturing August 6, 2019		9,450	9,550,406
Quidnax AB
Term Loan, 2.22%, Maturing April 27, 2015	EUR	4,725	6,254,409
Term Loan, 2.72%, Maturing April 25, 2016	EUR	4,725	6,254,409
Seminole Tribe of Florida
Term Loan, 3.00%, Maturing April 29, 2020		9,146	9,164,801

			$471,994,969

Nonferrous Metals / Minerals — 1.4%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020		19,057	$18,230,958
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018		40,949	39,791,301
Constellium Holdco B.V.
Term Loan, 6.00%, Maturing March 25, 2020		9,577	9,840,239
Term Loan, 6.50%, Maturing March 25, 2020	EUR	1,990	2,755,960
Fairmount Minerals LTD
Term Loan, 4.31%, Maturing March 15, 2017		7,000	7,046,249
Term Loan, 5.00%, Maturing September 5, 2019		37,250	37,592,439
Murray Energy Corporation
Term Loan, 4.75%, Maturing May 24, 2019		5,960	5,958,572
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019		15,352	14,161,826
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017		29,589	29,773,582

33	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Oxbow Carbon LLC
Term Loan, 4.25%, Maturing July 19, 2019	7,678	$7,752,195
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	12,825	13,105,547
United Central Industrial Supply Company, L.L.C.
Term Loan, 7.50%, Maturing October 9, 2018	13,019	11,960,747
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	2,000	1,820,000
Walter Energy, Inc.
Term Loan, 6.75%, Maturing April 2, 2018	35,182	34,553,613

		$234,343,228

Oil and Gas — 2.6%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	35,218	$35,548,282
Term Loan - Second Lien, 8.75%, Maturing December 18, 2020	12,367	12,537,178
Bronco Midstream Funding LLC
Term Loan, 5.00%, Maturing August 17, 2020	35,070	35,508,375
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	1,889	1,907,998
Term Loan, 9.00%, Maturing June 23, 2017	19,683	20,100,844
Crestwood Holdings LLC
Term Loan, 7.00%, Maturing June 19, 2019	12,755	13,068,813
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	14,321	14,414,739
Fieldwood Energy LLC
Term Loan, 3.88%, Maturing September 28, 2018	14,400	14,530,450
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	9,850	10,041,868
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016	2,210	2,195,082
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	110,181	110,921,547
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	19,382	19,454,977
Ruby Western Pipeline Holdings, LLC
Term Loan, 3.50%, Maturing March 27, 2020	9,330	9,364,926
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018	16,500	16,670,164
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	31,539	31,683,045
Term Loan, 5.00%, Maturing September 25, 2019	2,553	2,564,324
Term Loan, 5.00%, Maturing September 25, 2019	4,179	4,198,264

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Tallgrass Operations, LLC
Term Loan, 1.00%, Maturing November 13, 2017(6)		15,000	$15,093,750
Term Loan, 5.25%, Maturing November 13, 2018		14,615	14,756,843
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018		53,955	54,073,248

			$438,634,717

Publishing — 3.4%
Advanstar Communications Inc.
Term Loan, 5.50%, Maturing April 29, 2019		11,915	$11,840,655
American Greetings Corporation
Term Loan, 4.00%, Maturing August 9, 2019		21,225	21,278,063
Ascend Learning, Inc.
Term Loan, 7.00%, Maturing May 23, 2017		29,962	30,007,090
Flint Group SA
Term Loan, 6.53%, Maturing December 31, 2015		11	10,495
Term Loan, 6.53%, Maturing December 31, 2015		19	18,592
Term Loan, 6.59%, Maturing December 30, 2016	EUR	1,235	1,676,448
Term Loan, 6.59%, Maturing December 30, 2016	EUR	2,435	3,304,257
Term Loan, 6.65%, Maturing December 30, 2016		215	214,910
Term Loan, 6.65%, Maturing December 30, 2016		224	223,650
Term Loan, 6.65%, Maturing December 30, 2016		520	519,692
Term Loan, 6.65%, Maturing December 30, 2016		2,491	2,489,576
Term Loan, 6.65%, Maturing December 30, 2016		7,273	7,233,990
Term Loan, 6.65%, Maturing December 30, 2016		9,809	9,756,454
Term Loan, 6.65%, Maturing December 30, 2016		13,060	13,052,312
Term Loan, 6.59%, Maturing December 31, 2016	EUR	719	975,286
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019		97,167	85,658,582
Interactive Data Corporation
Term Loan, 3.75%, Maturing February 11, 2018		66,447	66,571,711
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018		99,443	100,230,297
McGraw-Hill Global Education Holdings, LLC
Term Loan, 9.00%, Maturing March 22, 2019		12,338	12,565,488
Media General Inc.
Term Loan, 3.25%, Maturing July 31, 2020(6)		21,750	21,885,937
Merrill Communications, LLC
Term Loan, 7.25%, Maturing March 8, 2018		10,077	10,193,248
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing August 21, 2020		6,075	6,102,842
Nelson Education Ltd.
Term Loan, 2.75%, Maturing July 3, 2014		265	202,467
Newspaper Holdings Inc.
Term Loan, 1.75%, Maturing June 30, 2014		4,629	4,516,988

34	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Nielsen Finance LLC
Term Loan, 2.92%, Maturing May 2, 2016		38,548	$38,764,736
Penton Media, Inc.
Term Loan, 5.50%, Maturing October 1, 2019		10,825	10,734,795
Rentpath, Inc.
Term Loan, 6.25%, Maturing May 29, 2020		20,757	20,354,069
Springer Science+Business Media Deutschland GmbH
Term Loan, 5.25%, Maturing July 23, 2020	EUR	3,250	4,439,161
Term Loan, 5.00%, Maturing August 14, 2020		18,350	18,372,938
Star Tribune Company (The)
Term Loan, 8.00%, Maturing September 28, 2014		208	204,810
Term Loan, 8.00%, Maturing September 29, 2014		841	827,515
Trader Media Corporation Limited
Term Loan, 3.99%, Maturing June 8, 2017	GBP	12,529	20,077,681
Tribune Company
Term Loan, 4.00%, Maturing December 31, 2019		35,292	35,362,442

			$559,667,177

Radio and Television — 2.6%
Clear Channel Communications, Inc.
Term Loan, 3.82%, Maturing January 29, 2016		5,675	$5,518,726
Term Loan, 6.92%, Maturing January 30, 2019		16,740	16,053,440
Cumulus Media Holdings Inc.
Term Loan, 4.50%, Maturing September 17, 2018		49,644	50,089,101
Entercom Radio, LLC
Term Loan, 5.02%, Maturing November 23, 2018		9,641	9,715,432
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 29, 2020		23,075	22,757,719
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 14, 2017		22,828	22,955,974
Gray Television, Inc.
Term Loan, 4.75%, Maturing October 15, 2019		3,662	3,684,490
Hubbard Radio, LLC
Term Loan, 4.50%, Maturing April 29, 2019		8,436	8,498,873
LIN Television Corp.
Term Loan, 4.00%, Maturing December 21, 2018		26,950	27,148,457
Local TV Finance, LLC
Term Loan, 4.17%, Maturing May 7, 2015		11,546	11,607,240
Mission Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		4,767	4,788,329
Term Loan, 3.75%, Maturing October 1, 2020		5,688	5,713,520
Nexstar Broadcasting, Inc.
Term Loan, 4.25%, Maturing December 3, 2019		11,277	11,326,240
Term Loan, 3.75%, Maturing October 1, 2020		1,138	1,142,704

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nine Entertainment Group Limited
Term Loan, 3.25%, Maturing February 5, 2020		32,706	$32,572,849
Term Loan, 3.50%, Maturing February 5, 2020		8,950	8,969,583
Radio One, Inc.
Term Loan, 7.50%, Maturing March 31, 2016		9,706	9,967,120
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		12,390	12,436,274
Sinclair Television Group Inc.
Term Loan, 3.00%, Maturing April 9, 2020		8,557	8,462,445
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017		19,162	19,252,225
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		14,225	14,633,969
Tyrol Acquisitions 2 SAS
Term Loan, 3.13%, Maturing January 29, 2016(7)	EUR	4,729	6,274,982
Term Loan, 3.13%, Maturing January 29, 2016	EUR	7,198	9,553,574
Term Loan, 3.13%, Maturing January 29, 2016	EUR	7,198	9,553,574
Univision Communications Inc.
Term Loan, 4.00%, Maturing March 2, 2020		20,442	20,444,294
Term Loan, 4.50%, Maturing March 2, 2020		983	987,532
Term Loan, 4.50%, Maturing March 2, 2020		13,521	13,586,517
Term Loan, 4.50%, Maturing March 2, 2020		63,095	63,400,992

			$431,096,175

Retailers (Except Food and Drug) — 4.7%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		28,177	$28,447,290
B&M Retail Limited
Term Loan, 5.51%, Maturing February 18, 2019	GBP	8,418	13,463,725
Term Loan, 6.01%, Maturing February 18, 2020	GBP	18,605	29,967,959
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing November 20, 2019		31,363	31,589,552
CDW LLC
Term Loan, 3.50%, Maturing April 29, 2020		75,129	74,832,054
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		15,582	15,640,559
Douglas Holding AG
Term Loan, 4.74%, Maturing December 12, 2019	EUR	7,300	9,961,128
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		10,554	10,600,395
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		20,199	20,459,442
Hudson’s Bay Company
Term Loan, Maturing October 7, 2020(2)		71,425	72,460,662

35	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
J Crew Group, Inc.
Term Loan, 4.00%, Maturing March 7, 2018		59,546	$59,831,781
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		36,360	36,393,891
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		46,292	46,503,005
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		8,411	8,452,699
Neiman Marcus Group, Inc. (The)
Term Loan, 5.00%, Maturing October 26, 2020		78,175	78,777,573
Ollie’s Bargain Outlet, Inc.
Term Loan, 5.25%, Maturing September 27, 2019		5,310	5,319,843
Party City Holdings Inc.
Term Loan, 4.25%, Maturing July 29, 2019		52,374	52,603,000
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.00%, Maturing October 11, 2018		5,062	5,096,549
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		36,411	36,610,030
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		18,496	18,557,073
Term Loan, 4.25%, Maturing August 7, 2019		9,504	9,555,731
Spin Holdco Inc.
Term Loan, 4.25%, Maturing November 14, 2019		34,550	34,564,407
Toys ‘R’ US Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		29,550	28,966,387
Visant Corporation
Term Loan, 5.25%, Maturing December 22, 2016		19,679	19,323,900
Vivarte SA
Term Loan, 2.34%, Maturing March 9, 2015	EUR	86	108,547
Term Loan, 2.34%, Maturing March 9, 2015	EUR	336	422,085
Term Loan, 2.34%, Maturing March 9, 2015	EUR	9,880	12,400,025
Term Loan, 2.84%, Maturing March 8, 2016	EUR	86	108,536
Term Loan, 2.84%, Maturing March 8, 2016	EUR	336	422,085
Term Loan, 2.84%, Maturing March 8, 2016	EUR	9,880	12,400,025
Term Loan - Second Lien, 3.84%, Maturing September 8, 2016	EUR	13	10,749
Term Loan - Second Lien, 3.84%, Maturing September 8, 2016	EUR	88	75,242
Term Loan - Second Lien, 3.84%, Maturing September 8, 2016	EUR	900	773,917
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		6,896	6,413,113

			$781,112,959

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel — 1.5%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		25,221	$25,662,113
FMG Resources (August 2006) Pty Ltd.
Term Loan, 5.25%, Maturing October 18, 2017		127,449	127,963,314
JFB Firth Rixson Inc.
Term Loan, 4.25%, Maturing June 30, 2017		16,071	16,141,395
Term Loan, 5.00%, Maturing June 30, 2017	GBP	9,965	15,972,848
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		23,795	23,936,361
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		7,166	7,166,250
Patriot Coal Corporation
DIP Loan, 9.25%, Maturing December 31, 2013		8,925	8,947,313
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		2,390	2,385,022
TMS International Corp.
Term Loan, 4.50%, Maturing October 16, 2020		3,500	3,513,125
Waupaca Foundry, Inc.
Term Loan, 4.50%, Maturing June 29, 2017		20,477	20,579,098

			$252,266,839

Surface Transport — 0.6%
Avis Budget Car Rental, LLC
Term Loan, 3.00%, Maturing March 15, 2019		5,883	$5,882,906
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018		29,150	29,040,688
Term Loan, 3.00%, Maturing March 11, 2018		30,075	30,150,174
Term Loan, 3.75%, Maturing March 12, 2018		25,011	25,154,288
Swift Transportation Co., Inc.
Term Loan, 2.92%, Maturing December 21, 2016		1,034	1,041,094
Term Loan, 4.00%, Maturing December 21, 2017		14,280	14,397,855

			$105,667,005

Telecommunications — 2.7%
Arris Group, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		40,771	$40,682,205
Belden Finance 2013 LP
Term Loan, 3.25%, Maturing October 2, 2020		6,000	6,014,028
Cellular South, Inc.
Term Loan, 3.25%, Maturing May 22, 2020		5,895	5,888,006
Completel Europe NV
Term Loan, 4.13%, Maturing September 29, 2017	EUR	3,000	4,088,946
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019		34,776	34,985,676
Term Loan, 4.75%, Maturing March 9, 2020		34,800	35,004,082

36	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Crown Castle International Corporation
Term Loan, 3.25%, Maturing January 31, 2019	36,057	$36,026,324
Intelsat Jackson Holdings S.A.
Term Loan, 4.25%, Maturing April 2, 2018	125,061	125,909,205
Midcontinent Communications
Term Loan, 3.50%, Maturing July 30, 2020	6,793	6,818,228
Mitel US Holdings, Inc.
Term Loan, 7.00%, Maturing February 27, 2019	10,446	10,550,523
NTELOS Inc.
Term Loan, 4.50%, Maturing August 7, 2015	968	958,462
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018	3,476	3,483,264
Term Loan, 3.75%, Maturing September 27, 2019	1,732	1,738,179
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	27,568	27,697,426
Term Loan, 4.00%, Maturing April 23, 2019	38,129	38,279,845
Telesat LLC
Term Loan, 3.50%, Maturing March 28, 2019	51,805	51,999,518
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019	12,412	12,484,638
Term Loan, 3.50%, Maturing January 23, 2020	6,462	6,482,464

		$449,091,019

Utilities — 1.6%
AES Corporation
Term Loan, 3.75%, Maturing June 1, 2018	31,279	$31,530,087
Calpine Construction Finance Company, L.P.
Term Loan, 3.00%, Maturing May 4, 2020	16,259	16,089,877
Term Loan, 3.25%, Maturing January 31, 2022	6,085	6,036,577
Calpine Corporation
Term Loan, 4.00%, Maturing April 2, 2018	9,557	9,631,008
Term Loan, 4.00%, Maturing April 2, 2018	35,390	35,641,288
Term Loan, 4.00%, Maturing October 9, 2019	9,182	9,246,094
Term Loan, Maturing October 30, 2020(2)	6,750	6,789,373
Covanta Energy Corporation
Term Loan, 3.50%, Maturing March 28, 2019	4,728	4,759,522
Dynegy Holdings Inc.
Term Loan, 4.00%, Maturing April 23, 2020	19,593	19,628,195
Equipower Resources Holdings LLC
Term Loan, 4.25%, Maturing December 21, 2018	5,150	5,180,692
Term Loan, 4.25%, Maturing December 31, 2019	11,169	11,236,104
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	9,600	9,679,963
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019	6,890	6,956,257

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)
NRG Energy, Inc.
Term Loan, 2.75%, Maturing July 2, 2018		35,731	$35,751,748
Power Team Services, LLC
Term Loan, 3.69%, Maturing May 6, 2020(6)		2,094	2,063,028
Term Loan, 4.25%, Maturing May 6, 2020		16,714	16,513,103
Raven Power Finance, LLC
Term Loan, 7.25%, Maturing November 15, 2018		5,930	6,063,617
Texas Competitive Electric Holdings Company, LLC
Revolving Loan, 4.67%, Maturing October 10, 2016(3)		7,000	4,830,000
Term Loan, 4.67%, Maturing October 10, 2017		3,687	1,990,842
Term Loan, 4.70%, Maturing October 10, 2017		39,147	26,212,093

			$265,829,468

Total Senior Floating-Rate Interests (identified cost $15,238,276,825)			$15,284,928,410

Corporate Bonds & Notes — 4.1%

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 0.0%(4)
Calcipar SA
6.875%, 5/1/18(8)		4,000	$4,220,000

			$4,220,000

Business Equipment and Services — 0.1%
National CineMedia, LLC
6.00%, 4/15/22		8,250	$8,621,250

			$8,621,250

Cable and Satellite Television — 0.3%
Nara Cable Funding II Ltd.
8.50%, 3/1/20(8)	EUR	7,500	$11,812,419
Nara Cable Funding, Ltd.
8.875%, 12/1/18(8)		10,105	10,837,612
8.875%, 12/1/18(8)		11,000	11,687,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(8)		9,000	8,932,500
5.625%, 4/15/23(8)	EUR	5,000	6,890,578

			$50,160,609

37	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 0.5%
Hexion US Finance Corp.
6.625%, 4/15/20		16,525	$16,855,500
Ineos Finance PLC
7.25%, 2/15/19(8)(9)	EUR	8,000	11,595,179
8.375%, 2/15/19(8)		15,250	17,060,937
7.50%, 5/1/20(8)		14,525	15,941,188
Polymer Group, Inc.
7.75%, 2/1/19		5,000	5,362,500
Trinseo Materials Operating S.C.A.
8.75%, 2/1/19(8)		22,775	22,831,937

			$89,647,241

Containers and Glass Products — 0.4%
Reynolds Group Holdings, Inc.
5.75%, 10/15/20		44,500	$46,168,750
Smurfit Kappa Acquisitions
4.875%, 9/15/18(8)		4,925	5,072,750
4.125%, 1/30/20(8)	EUR	5,000	6,941,493

			$58,182,993

Diversified Financial Services — 0.1%
KION Finance SA
4.725%, 2/15/20(8)(9)	EUR	16,875	$23,355,138

			$23,355,138

Diversified Manufacturing Operations — 0.1%
Matalan Finance PLC
8.875%, 4/29/16(8)	GBP	6,500	$10,720,375

			$10,720,375

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Product Holdings, Inc.
16.00%, 3/31/15(3)(7)(8)		212	$179,876
Tervita Corp.
8.00%, 11/15/18(8)		3,000	3,135,000
9.00%, 11/15/18(8)	CAD	2,000	1,975,735

			$5,290,611

Entertainment — 0.2%
Vougeot Bidco PLC
5.477%, 7/15/20(8)(9)	EUR	18,625	$25,725,564

			$25,725,564

Security		Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.0%(4)
International Lease Finance Corp.
6.75%, 9/1/16(8)		2,325	$2,595,281
7.125%, 9/1/18(8)		2,325	2,688,282

			$5,283,563

Financial Intermediaries — 0.2%
First Data Corp.
6.75%, 11/1/20(8)		16,850	$17,924,188
UPCB Finance II, Ltd.
6.375%, 7/1/20(8)	EUR	6,500	9,444,911
6.625%, 7/1/20(8)		9,000	9,652,500

			$37,021,599

Food Products — 0.2%
Dole Food Co., Inc.
7.25%, 5/1/19(8)(10)		15,500	$15,616,250
Hawk Acquisition Sub, Inc.
4.25%, 10/15/20(8)		15,000	14,550,000
Picard Groupe SA
4.48%, 8/1/19(8)(9)	EUR	7,500	10,386,782

			$40,553,032

Health Care — 0.6%
Community Health Systems, Inc.
5.125%, 8/15/18		37,625	$39,224,062
HCA, Inc.
4.75%, 5/1/23		11,975	11,570,844
inVentiv Health, Inc.
9.00%, 1/15/18(8)		15,375	16,182,187
Tenet Healthcare Corp.
6.00%, 10/1/20(8)		12,500	13,242,188
4.375%, 10/1/21(8)		12,200	11,727,250

			$91,946,531

Home Furnishings — 0.0%(4)
Sanitec Corp.
4.976%, 5/15/18(8)(9)	EUR	4,050	$5,601,989

			$5,601,989

Industrial Equipment — 0.0%(4)
Erikson Air-Crane, Inc.
6.00%, 11/2/20(3)(11)		1,035	$797,127

			$797,127

38	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Insurance — 0.2%
CNO Financial Group, Inc.
6.375%, 10/1/20(8)		9,800	$10,363,500
Galaxy Bidco, Ltd.
5.521%, 11/15/19(8)(9)(10)	GBP	2,500	4,008,498
Towergate Finance PLC
6.014%, 2/15/18(8)(9)	GBP	9,950	15,953,822

			$30,325,820

Leisure Goods / Activities / Movies — 0.0%(4)
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp.
5.00%, 8/1/18(8)		3,000	$3,090,000

			$3,090,000

Lodging and Casinos — 0.3%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20		25,250	$23,403,594
9.00%, 2/15/20		6,175	5,819,938
9.00%, 2/15/20		14,975	14,113,937

			$43,337,469

Radio and Television — 0.1%
Clear Channel Communications, Inc.
9.00%, 12/15/19		8,994	$9,173,880
Univision Communications, Inc.
6.75%, 9/15/22(8)		9,000	9,855,000

			$19,028,880

Telecommunications — 0.4%
Hughes Satellite Systems Corp.
6.50%, 6/15/19		8,500	$9,158,750
Sunrise Communications International SA
4.971%, 12/31/17(8)(9)	EUR	3,000	4,154,713
Virgin Media Secure Finance PLC
5.375%, 4/15/21(8)		12,025	12,145,250
6.00%, 4/15/21(8)	GBP	12,350	20,544,554
Wind Acquisition Finance SA
5.479%, 4/30/19(8)(9)	EUR	7,775	10,767,631
6.50%, 4/30/20(8)		7,375	7,633,125

			$64,404,023

Security	Principal Amount* (000’s omitted)	Value

Utilities — 0.4%
Calpine Corp.
7.50%, 2/15/21(8)	32,380	$35,132,300
6.00%, 1/15/22(8)	3,000	3,120,000
7.875%, 1/15/23(8)	23,490	25,662,825
5.875%, 1/15/24(8)	5,000	5,018,750

		$68,933,875

Total Corporate Bonds & Notes (identified cost $658,393,517)		$686,247,689

Asset-Backed Securities — 0.5%

Security	Principal Amount (000’s omitted)	Value
Apidos CDO, Series 2013-14A, Class C1, 3.094%, 4/15/25(8)(9)	$5,600	$5,430,751
Apidos CDO, Series 2013-14A, Class D, 3.744%, 4/15/25(8)(9)	7,000	6,667,409
Apidos CDO, Series 2013-14A, Class E, 4.644%, 4/15/25(8)(9)	3,500	3,016,377
Ares CLO, Ltd., 2.994%, 10/17/24(8)(9)(10)	3,000	2,914,800
Ares CLO, Ltd., 3.744%, 10/17/24(8)(9)(10)	3,000	2,848,200
Ares CLO, Ltd., 5.144%, 10/17/24(8)(9)(10)	3,000	2,751,900
Avery Point II CLO, Ltd., Series 2013-2A, Class C, 3.063%, 7/17/25(8)(9)	4,000	3,835,676
Avery Point II CLO, Ltd., Series 2013-2A, Class D, 3.763%, 7/17/25(8)(9)	3,330	3,095,884
Avery Point II CLO, Ltd., Series 2013-2A, Class E, 4.563%, 7/17/25(8)(9)	3,330	2,946,674
Babson Ltd., Series 2005-1A, Class C1, 2.194%, 4/15/19(8)(9)	1,129	1,080,339
Babson Ltd., Series 2013-IA, Class C, 2.942%, 4/20/25(8)(9)	7,175	7,006,710
Babson Ltd., Series 2013-IA, Class D, 3.742%, 4/20/25(8)(9)	5,600	5,391,087
Babson Ltd., Series 2013-IA, Class E, 4.642%, 4/20/25(8)(9)	3,525	3,191,169
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class B, 2.92%, 7/15/25(8)(9)	5,000	4,856,315
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class C, 3.67%, 7/15/25(8)(9)	3,000	2,911,146
Carlyle Global Market Strategies CLO, Ltd., Series 2013-3A, Class D, 4.87%, 7/15/25(8)(9)	2,400	2,194,519
Centurion CDO VIII Ltd., Series 2005-8A, Class D, 5.758%, 3/8/17(8)(9)	985	984,999
Dryden Senior XXII Loan Fund, Series 2013-28A, Class A3L, 2.992%, 8/15/25(8)(9)	3,250	3,180,681
Dryden Senior XXII Loan Fund, Series 2013-28A, Class B1L, 3.492%, 8/15/25(8)(9)	1,400	1,305,377

39	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Dryden Senior XXII Loan Fund, Series 2013-28A, Class B2L, 4.192%, 8/15/25(8)(9)	$925	$783,447
Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 2.194%, 1/15/18(8)(9)	2,000	1,862,702
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.942%, 4/20/25(8)(9)	6,325	6,103,442
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.742%, 4/20/25(8)(9)	6,950	6,622,189

Total Asset-Backed Securities (identified cost $83,044,349)		$80,981,793

Common Stocks — 0.3%

Security	Shares	Value

Automotive — 0.0%(4)
Dayco Products, LLC(3)(11)(12)	88,506	$3,584,493

		$3,584,493

Building and Development — 0.0%(4)
United Subcontractors, Inc.(3)(11)(12)	3,848	$59,950

		$59,950

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc.(3)(12)(13)	2,484	$215,810

		$215,810

Food Service — 0.0%(4)
Buffets Restaurants Holdings, Inc.(3)(11)(12)	329,120	$1,892,440

		$1,892,440

Home Furnishings — 0.0%(4)
Sanitec Europe Oy B Units(3)(11)(12)	235,235	$1,890,790
Sanitec Europe Oy E Units(3)(11)(12)	230,960	0

		$1,890,790

Lodging and Casinos — 0.0%(4)
Affinity Gaming, LLC(11)(12)	206,125	$2,421,971

		$2,421,971

Publishing — 0.2%
ION Media Networks, Inc.(3)(11)	28,605	$18,684,214
MediaNews Group, Inc.(3)(11)(12)	162,730	4,185,414

		$22,869,628

Security	Shares	Value

Radio and Television — 0.1%
New Young Broadcasting Holding Co., Inc.(11)(12)	2,131	$21,043,625

		$21,043,625

Total Common Stocks (identified cost $20,622,078)		$53,978,707

Preferred Stocks — 0.0%(4)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc., Series A(3)(12)(13)	569	$35,824

Total Preferred Stocks (identified cost $9,957)		$35,824

Warrants — 0.0%(4)

Security	Shares	Value

Radio and Television — 0.0%(4)
New Young Broadcasting Holding Co., Inc., Expires 12/24/24(11)(12)	103	$1,017,125

Total Warrants (identified cost $177,010)		$1,017,125

Short-Term Investments — 4.9%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(14)	$810,319	$810,319,242

Total Short-Term Investments (identified cost $810,319,242)		$810,319,242

Total Investments — 101.6% (identified cost $16,810,842,978)		$16,917,508,790

Less Unfunded Loan Commitments — (0.3)%		$(60,285,751)

Net Investments — 101.3% (identified cost $16,750,557,227)		$16,857,223,039

Other Assets, Less Liabilities — (1.3)%		$(209,180,671)

Net Assets — 100.0%		$16,648,042,368

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

40	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Portfolio of Investments — continued

DIP	–	Debtor in Possession
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2013, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	Amount is less than 0.05%.

(5)	Defaulted security. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(7)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $576,959,350 or 3.5% of the Portfolio’s net assets.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(10)	When-issued security.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Non-income producing security.

(13)	Restricted security (see Note 5).

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

41	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $15,940,237,985)	$16,046,903,797
Affiliated investment, at value (identified cost, $810,319,242)	810,319,242
Cash	49,808,259
Restricted cash*	36,402,214
Foreign currency, at value (identified cost, $64,843,113)	64,740,966
Interest receivable	58,450,934
Interest receivable from affiliated investment	97,676
Receivable for investments sold	74,225,807
Receivable for open forward foreign currency exchange contracts	2,884,683
Prepaid expenses	618,774
Total assets	$17,144,452,352

Liabilities
Payable for investments purchased	$454,438,947
Payable for when-issued securities	22,139,605
Payable for open forward foreign currency exchange contracts	12,460,507
Payable to affiliates:
Investment adviser fee	6,683,571
Trustees’ fees	5,667
Accrued expenses	681,687
Total liabilities	$496,409,984
Net Assets applicable to investors’ interest in Portfolio	$16,648,042,368

Sources of Net Assets
Investors’ capital	$16,550,456,177
Net unrealized appreciation	97,586,191
Total	$16,648,042,368

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

42	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest and other income (net of foreign taxes, $42,568)	$607,012,082
Dividends	1,337,856
Interest allocated from affiliated investment	1,180,122
Expenses allocated from affiliated investment	(142,134)
Total investment income	$609,387,926

Expenses
Investment adviser fee	$63,747,398
Trustees’ fees and expenses	68,003
Custodian fee	2,464,017
Legal and accounting services	703,590
Miscellaneous	1,235,298
Total expenses	$68,218,306
Deduct —
Reduction of custodian fee	$53
Total expense reductions	$53

Net expenses	$68,218,253

Net investment income	$541,169,673

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$50,878,652
Investment transactions allocated from affiliated investment	31,462
Swap contracts	(4,003,088)
Foreign currency and forward foreign currency exchange contract transactions	(23,681,404)
Net realized gain	$23,225,622
Change in unrealized appreciation (depreciation) —
Investments	$58,717,831
Swap contracts	3,803,787
Foreign currency and forward foreign currency exchange contracts	(5,829,963)
Net change in unrealized appreciation (depreciation)	$56,691,655

Net realized and unrealized gain	$79,917,277

Net increase in net assets from operations	$621,086,950

43	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$541,169,673	$440,769,103
Net realized gain from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	23,225,622	63,029,936
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	56,691,655	184,939,412
Net increase in net assets from operations	$621,086,950	$688,738,451
Capital transactions —
Contributions	$7,344,492,544	$1,137,173,133
Withdrawals	(750,377,952)	(2,087,404,801)
Net increase (decrease) in net assets from capital transactions	$6,594,114,592	$(950,231,668)

Net increase (decrease) in net assets	$7,215,201,542	$(261,493,217)

Net Assets
At beginning of year	$9,432,840,826	$9,694,334,043
At end of year	$16,648,042,368	$9,432,840,826

44	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.52%	0.54%	0.54%	0.57%	0.61%
Net investment income	4.14%	4.72%	4.31%	4.43%	5.41%
Portfolio Turnover	32%	42%	56%	39%	35%

Total Return	5.08%	7.67%	4.30%	10.51%	27.54%

Net assets, end of year (000’s omitted)	$16,648,042	$9,432,841	$9,694,334	$6,496,896	$4,294,340

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

45	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Floating-Rate Fund, Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund), Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Short Duration Real Return Fund (formerly, Eaton Vance Short Term Real Return Fund) and Eaton Vance Multi-Strategy All Market Fund held an interest of 85.3%, 0.9%, 12.8%, 0.5%, 0.1% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under

46

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the

47

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion, and prior to May 1, 2013, 0.460% from $10 billion up to $15 billion, and is payable monthly. Effective May 1, 2013, pursuant to an additional fee reduction agreement between the Portfolio and BMR, the portion of the fee on net assets of $10 billion and over is computed as follows: annual rate of 0.450% of the Portfolio’s average daily net assets from $10 billion up to $15 billion, 0.4375% from $15 billion up to $20 billion, 0.4275% from $20 billion up to $25 billion and 0.420% of average daily net assets of $25 billion or more. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $63,747,398 or 0.49% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $10,955,237,087 and $4,038,135,824, respectively, for the year ended October 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$16,751,109,708

Gross unrealized appreciation	$183,668,469
Gross unrealized depreciation	(77,555,138)

Net unrealized appreciation	$106,113,331

5  Restricted Securities

At October 31, 2013, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of

48

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	$215,810

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,958	$35,824

Total Restricted Securities			$9,958	$251,634

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/29/13	British Pound Sterling 6,487,500	United States Dollar 10,409,324	Goldman Sachs International	$9,218	$—	$9,218
11/29/13	British Pound Sterling 1,995,000	United States Dollar 3,166,823	Goldman Sachs International	—	(31,360)	(31,360)
11/29/13	British Pound Sterling 92,187,042	United States Dollar 142,995,930	Goldman Sachs International	—	(4,789,042)	(4,789,042)
11/29/13	Canadian Dollar 30,308,604	United States Dollar 28,929,533	Citibank NA	—	(118,903)	(118,903)
11/29/13	Euro 226,085,658	United States Dollar 301,426,443	Citibank NA	—	(5,558,154)	(5,558,154)
11/29/13	Euro 4,041,600	United States Dollar 5,556,432	Goldman Sachs International	68,649	—	68,649
12/31/13	British Pound Sterling 83,686,419	United States Dollar 133,965,220	Citibank NA	—	(160,002)	(160,002)
12/31/13	Euro 2,565,000	United States Dollar 3,510,600	Citibank NA	27,679	—	27,679
12/31/13	Euro 4,950,000	United States Dollar 6,696,355	Citibank NA	—	(25,071)	(25,071)
12/31/13	Euro 191,719,549	United States Dollar 258,551,067	HSBC Bank USA	—	(1,777,975)	(1,777,975)
1/31/14	British Pound Sterling 80,742,415	United States Dollar 129,480,959	HSBC Bank USA	105,754	—	105,754
1/31/14	Euro 164,259,429	United States Dollar 225,726,129	Deutsche Bank AG	2,673,383	—	2,673,383

				$2,884,683	$(12,460,507)	$(9,575,824)

49

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

Interest Rate Risk: Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio entered into interest rate swap contracts with respect to a portion of the bonds during the year ended October 31, 2013.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $12,460,507. At October 31, 2013, the aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $36,402,214.

The non-exchange traded derivatives in which the Portfolio invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $2,884,683, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $2,673,383. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $211,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Foreign Exchange	Forward foreign currency exchange contracts	$2,884,683	(1)	$(12,460,507	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Foreign Exchange	Forward foreign currency exchange contracts	$(31,132,192)	$(4,476,844)
Interest Rate	Swap contracts	(4,003,088)	3,803,787

Total		$(35,135,280)	$(673,057)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts and Swap contracts, respectively.

The average notional amounts of forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $872,473,000 and $46,154,000, respectively.

50

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

7  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

51

Floating Rate Portfolio

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$15,204,536,465	$20,106,194	$15,224,642,659
Corporate Bonds & Notes	—	685,270,686	977,003	686,247,689
Asset-Backed Securities	—	80,981,793	—	80,981,793
Common Stocks	—	23,465,596	30,513,111	53,978,707
Preferred Stocks	—	—	35,824	35,824
Warrants	—	1,017,125	—	1,017,125
Short-Term Investments	—	810,319,242	—	810,319,242

Total Investments	$—	$16,805,590,907	$51,632,132	$16,857,223,039
Forward Foreign Currency Exchange Contracts	$—	$2,884,683	$—	$2,884,683

Total	$—	$16,808,475,590	$51,632,132	$16,860,107,722

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(12,460,507)	$—	$(12,460,507)

Total	$—	$(12,460,507)	$—	$(12,460,507)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2013 is not presented.

At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

52

Floating Rate Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2013, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2013

53

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Floating Rate Portfolio (FRP), High Income Opportunities Portfolio (HIOP) and Short Duration High Income Portfolio (SDHIP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust and of BIP, FRP and HIOP since 2007 and of SDHIP since 2012

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Of the Trust and of BIP, FRP and HIOP since 2011 and of SDHIP since 2012

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust and of BIP, FRP and HIOP since 2005 and of SDHIP since 2012	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust and of BIP, FRP and HIOP since 2007 and of SDHIP since 2012

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust and of BIP, FRP and HIOP since 2003 and of SDHIP since 2012

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

54

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust and of BIP, FRP and HIOP since 2003 and of SDHIP since 2012

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust and of BIP, FRP and HIOP since 2008 and of SDHIP since 2012

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust and HIOP since 1998, of FRP since 2000, of BIP since 2001 and of SDHIP since 2012

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Of the Trust and of BIP, FRP and HIOP since 2011 and of SDHIP since 2012

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust and of BIP, FRP and HIOP since 2005 and of SDHIP since 2012

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees

Payson F. Swaffield(2) 1956	President of the Trust and Vice President of each Portfolio	President of the Trust since 2013 and Vice President of each Portfolio since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR.

55

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Principal Officers who are not Trustees (continued)

Michael W. Weilheimer 1961	President of BIP, HIOP and SDHIP	Of BIP and HIOP since 2002 and of SDHIP since 2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President of the Trust and of BIP, FRP and HIOP since 2011 and of SDHIP since 2012; Secretary of the Trust and of BIP, FRP and HIOP since 2007 and of SDHIP since 2012; and Chief Legal Officer of the Trust and of BIP, FRP and HIOP since 2008 and of SDHIP since 2012	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust and of BIP, FRP and HIOP since 2004 and of SDHIP since 2012	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of BIP, FRP and HIOP since 2007 and of SDHIP since 2012.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

56

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

57

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Investment Adviser of Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811-12/13	FRHSRC

Eaton Vance

Global Dividend Income Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Management and Organization	29

Important Notices	31

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major equity markets worldwide recorded strong performance for the 12-month period ended October 31, 2013.

World stock markets were volatile in the final months of 2012 amid the U.S. presidential election and fears of a post-election political deadlock on U.S. tax and spending policies. With the apparent resolution of the so-called “fiscal cliff” budget negotiations in January 2013, global stocks began a sustained rise that gained momentum on positive economic news and continuing support from world central banks. A succession of encouraging economic reports in the U.S. and Europe helped power global stock indexes to record highs in May 2013.

In June 2013, however, equities worldwide faltered after the U.S. Federal Reserve (the Fed) announced that a key component of its economic stimulus effort might be scaled back in late 2013. Investors worried that a stimulus pullback could end markets’ long rise and slow the economic recovery. Global stocks subsequently rebounded as market participants reassessed the potential impact of the Fed’s plan, only to fall again in August 2013 on geopolitical tensions in the Middle East and renewed investor concerns about future Fed policy.

Then, in mid-September 2013, the Fed surprised investors by postponing any stimulus reduction, citing lackluster economic growth and rising interest rates. Global stocks initially jumped in response, but swiftly turned lower amid market participants’ confusion over the Fed’s intentions, along with the mounting threat of a U.S. government shutdown and debt ceiling debacle. While many markets took another hit from the 16-day U.S. government shutdown, they bounced back after a temporary budget deal was reached to reopen the U.S. government and avert a U.S. default on its debts. The two major U.S. stock indexes — the Dow Jones Industrial Average2 and the broader S&P 500 Index — attained new highs, as soft economic data boosted expectations that the Fed would further delay tapering its easy money policies. The Fed confirmed these expectations near period-end by once again leaving its stimulus program intact.

For the full 12-month period, the MSCI World Index (the Index) of global stocks advanced 25.77%. In the U.S., the Dow Jones Industrial Average and the S&P 500 Index rose 21.82% and 27.18%, respectively, while the technology-laden NASDAQ Composite Index added 33.54%. The MSCI Europe Index returned 27.70%, as European stocks benefited from an improving economy following Europe’s prolonged recession. In Asia, the MSCI All Country Pacific Index returned 20.43%, but reflecting concerns about slower economic growth in China, the MSCI Golden Dragon Index returned a more modest 12.89%. Emerging markets overall were an exception to the global trend of double-digit gains, with the MSCI Emerging Markets Index rising 6.53% for the 12-month period.

Fund Performance

For the 12-month period ended October 31, 2013, Eaton Vance Global Dividend Income Fund (the Fund) had a total return of 19.88% for Class A shares at net asset value (NAV), underperforming the 25.77% return of the Fund’s benchmark, the Index.

The Fund’s preferred securities allocation was the most significant detractor from performance versus the Index, as preferred securities, being interest-rate sensitive, were negatively impacted by rising rates in the second half of the 12-month period. The Fund’s preferred allocation underperformed the Index, but outperformed the preferred market, as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index (“preferred index”) which declined during the period. This outperformance versus the preferred index resulted from a combination of factors. The Fund largely avoided the new issue preferred market in the final months of the period, as rising rates led to a sell-off in new issues. Overweighting high-yield issues also aided the Fund’s performance versus the preferred index, as such issues generally provided higher yields than the preferred market and were less negatively impacted by rising rates. The Fund’s preferred allocation was increased during the period and, as of period-end, the Fund had 15.11% of its total investments in preferred securities (i.e., preferred stocks and corporate bonds and notes).

In addition, the Fund’s common stock allocation underperformed the Index. Within the common stock allocation, stock selection in the information technology (IT), health care and consumer discretionary sectors detracted from performance versus the Index. In IT, an underweight in the strong-performing Internet software & services group, as well as stock selection in IT services, computers & peripherals and communications equipment hurt performance relative to the Index. In health care, the Fund’s ownership of underperforming pharmaceutical stocks and a lack of holdings in biotechnology, an area of strong performance within the Index detracted from Fund performance versus the Index. In consumer discretionary, stock selection and an underweight in the automobiles subsector hurt Fund performance versus the Index, as did a lack of holdings in the strong-performing auto components and Internet & catalog retail subsectors. Elsewhere in consumer discretionary, stock selection in specialty retail also detracted from Fund performance relative to the Index.

By contrast, stock selection in the materials, energy and financials sectors helped the Fund’s performance versus the Index. In materials, stock selection in the chemicals subsector aided Fund performance relative to the Index. In energy, the Fund’s relative performance versus the Index benefited from both stock selection and an underweight in oil, gas & consumable fuels. In financials, stock selection in commercial banks and insurance, as well as an underweight in real estate investment trusts (REITs), boosted the Fund’s performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Performance2,3

Portfolio Managers Walter A. Row, III, CFA, CMT, Michael A. Allison, CFA, John H. Croft, CFA and Judith A. Saryan, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/30/2005	11/30/2005	19.88%	7.62%	3.72%
Class A with 5.75% Maximum Sales Charge	—	—	13.01	6.36	2.95
Class C at NAV	11/30/2005	11/30/2005	18.85	6.81	2.92
Class C with 1% Maximum Sales Charge	—	—	17.85	6.81	2.92
Class I at NAV	01/31/2006	11/30/2005	20.09	7.92	3.99
Class R at NAV	01/31/2006	11/30/2005	19.48	7.34	3.48
MSCI World Index	—	—	25.77%	13.33%	5.57%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
		1.26%	2.01%	1.01%	1.51%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	11/30/2005	$12,566	N.A.
Class I	$250,000	11/30/2005	$340,802	N.A.
Class R	$10,000	11/30/2005	$13,112	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Common Stock Holdings (% of total investments)

Sanofi	2.4%

PPG Industries, Inc.	2.1

United Technologies Corp.	2.1

National Grid PLC	2.0

Roche Holding AG PC	2.0

Occidental Petroleum Corp.	1.9

Societe Generale	1.8

Microsoft Corp.	1.8

Accenture PLC, Class A	1.8

BNP Paribas SA	1.8

Total	19.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Europe Index is an unmanaged index designed to measure the developed equity market performance of Europe. MSCI All Country Pacific Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 21, 2013, the portfolio management team of the Fund includes new managers Michael A. Allison, CFA, and Walter A. Row, III, CFA, CMT, and continuing manager John H. Croft, CFA. Judith A. Saryan will continue serving as a portfolio manager of the Fund until her retirement from the Eaton Vance organization on December 20, 2013. Aamer Khan, CFA, formerly a member of the Fund’s portfolio management team, will focus on other investment responsibilities in Eaton Vance’s equity group.

5

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,073.70	$6.69	1.28%
Class C	$1,000.00	$1,069.00	$10.59	2.03%
Class I	$1,000.00	$1,074.00	$5.38	1.03%
Class R	$1,000.00	$1,071.20	$7.99	1.53%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.51	1.28%
Class C	$1,000.00	$1,015.00	$10.31	2.03%
Class I	$1,000.00	$1,020.00	$5.24	1.03%
Class R	$1,000.00	$1,017.50	$7.78	1.53%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013.

6

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Portfolio of Investments

Common Stocks — 83.5%

Security	Shares	Value

Aerospace & Defense — 3.4%
Boeing Co. (The)	42,500	$5,546,250
United Technologies Corp.	82,090	8,722,062

		$14,268,312

Automobiles — 2.3%
Honda Motor Co., Ltd.	112,550	$4,494,446
Toyota Motor Corp.	80,970	5,249,947

		$9,744,393

Beverages — 1.5%
Anheuser-Busch InBev NV	62,440	$6,472,756

		$6,472,756

Chemicals — 4.8%
CF Industries Holdings, Inc.	24,000	$5,174,400
LyondellBasell Industries NV, Class A	83,440	6,224,624
PPG Industries, Inc.	48,500	8,855,130

		$20,254,154

Commercial Banks — 9.8%
BNP Paribas SA	101,730	$7,504,941
Mitsubishi UFJ Financial Group, Inc.	603,510	3,843,310
Mizuho Financial Group, Inc.	1,618,520	3,397,374
Natixis	950,960	5,113,881
PNC Financial Services Group, Inc. (The)	94,290	6,933,144
Societe Generale	135,000	7,626,083
Wells Fargo & Co.	165,770	7,076,721

		$41,495,454

Communications Equipment — 0.9%
Cisco Systems, Inc.	175,540	$3,949,650

		$3,949,650

Computers & Peripherals — 2.0%
Apple, Inc.	7,100	$3,708,685
Hewlett-Packard Co.	188,000	4,581,560

		$8,290,245

Construction & Engineering — 1.0%
Vinci SA	67,910	$4,345,301

		$4,345,301

Security	Shares	Value

Consumer Finance — 1.3%
Discover Financial Services	106,430	$5,521,588

		$5,521,588

Diversified Financial Services — 3.6%
Bank of America Corp.	240,000	$3,350,400
Citigroup, Inc.	106,490	5,194,582
JPMorgan Chase & Co.	134,800	6,947,592

		$15,492,574

Diversified Telecommunication Services — 2.4%
Bezeq Israeli Telecommunication Corp., Ltd.	1,034,678	$1,798,987
Deutsche Telekom AG	187,600	2,948,079
Nippon Telegraph & Telephone Corp.	52,000	2,702,977
Telenor ASA	113,530	2,727,855

		$10,177,898

Electric Utilities — 0.8%
Edison International	72,770	$3,567,913

		$3,567,913

Electrical Equipment — 1.1%
Emerson Electric Co.	68,810	$4,608,206

		$4,608,206

Electronic Equipment, Instruments & Components — 1.1%
Corning, Inc.	269,950	$4,613,445

		$4,613,445

Energy Equipment & Services — 1.4%
Schlumberger, Ltd.	65,549	$6,143,252

		$6,143,252

Food Products — 2.5%
Mondelez International, Inc., Class A	208,350	$7,008,894
Nestle SA	35,390	2,554,589
Orkla ASA	110,180	893,138

		$10,456,621

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	50,680	$1,852,354
Covidien PLC	108,670	6,966,834
Medtronic, Inc.	33,000	1,894,200

		$10,713,388

7	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.4%
Compass Group PLC	130,000	$1,869,556
McDonald’s Corp.	40,160	3,876,243

		$5,745,799

Household Products — 1.8%
Reckitt Benckiser Group PLC	24,000	$1,866,218
Svenska Cellulosa AB SCA, Class B	202,971	5,754,471

		$7,620,689

Industrial Conglomerates — 0.3%
Koninklijke Philips NV	36,543	$1,291,455

		$1,291,455

Insurance — 2.8%
Aflac, Inc.	58,210	$3,782,486
AXA SA	146,250	3,643,882
MetLife, Inc.	55,000	2,602,050
Swiss Reinsurance Co., Ltd.(1)	21,000	1,843,435

		$11,871,853

IT Services — 2.0%
Accenture PLC, Class A	102,670	$7,546,245
International Business Machines Corp.	5,881	1,053,934

		$8,600,179

Machinery — 0.8%
Caterpillar, Inc.	40,000	$3,334,400

		$3,334,400

Media — 2.0%
Comcast Corp., Class A	89,730	$4,269,354
WPP PLC	196,700	4,178,088

		$8,447,442

Metals & Mining — 1.0%
Freeport-McMoRan Copper & Gold, Inc.	110,974	$4,079,404

		$4,079,404

Multi-Utilities — 2.4%
National Grid PLC	655,000	$8,231,215
Sempra Energy	22,320	2,034,245

		$10,265,460

Security	Shares	Value

Oil, Gas & Consumable Fuels — 6.7%
ENI SpA	264,210	$6,707,479
Exxon Mobil Corp.	31,399	2,813,978
Occidental Petroleum Corp.	82,470	7,923,718
Phillips 66	94,120	6,064,152
Total SA	77,630	4,762,828

		$28,272,155

Pharmaceuticals — 7.0%
AstraZeneca PLC	50,210	$2,658,124
Merck & Co., Inc.	90,000	4,058,100
Pfizer, Inc.	155,250	4,763,070
Roche Holding AG PC	29,570	8,177,151
Sanofi	93,150	9,931,944

		$29,588,389

Real Estate Investment Trusts (REITs) — 0.4%
AvalonBay Communities, Inc.	13,490	$1,686,924

		$1,686,924

Road & Rail — 0.8%
Union Pacific Corp.	23,290	$3,526,106

		$3,526,106

Semiconductors & Semiconductor Equipment — 0.4%
Analog Devices, Inc.	35,969	$1,773,272

		$1,773,272

Software — 2.9%
Microsoft Corp.	213,480	$7,546,518
Oracle Corp.	142,640	4,778,440

		$12,324,958

Specialty Retail — 4.3%
Home Depot, Inc. (The)	70,180	$5,466,320
Industria de Diseno Textil SA	32,220	5,291,776
Kingfisher PLC	485,180	2,935,069
TJX Companies, Inc. (The)	75,634	4,597,791

		$18,290,956

Textiles, Apparel & Luxury Goods — 1.7%
Adidas AG	63,310	$7,213,890

		$7,213,890

8	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Tobacco — 1.6%
British American Tobacco PLC	58,210	$3,211,576
Japan Tobacco, Inc.	94,970	3,436,364

		$6,647,940

Trading Companies & Distributors — 0.4%
Mitsui & Co., Ltd.	125,120	$1,787,455

		$1,787,455

Wireless Telecommunication Services — 0.4%
Vodafone Group PLC ADR	50,000	$1,841,000

		$1,841,000

Total Common Stocks (identified cost $278,860,503)		$354,324,876

Preferred Stocks — 11.1%

Security	Shares	Value

Banks — 0.6%
AgriBank FCB, 6.875% to 1/1/24(1)(2)(3)	9,798	$984,307
Lloyds Banking Group PLC, 6.657% to 5/21/37(2)(4)	1,507	1,491,307

		$2,475,614

Capital Markets — 0.5%
Affiliated Managers Group, Inc., 6.375%	19,605	$458,590
Bank of New York Mellon Corp. (The), 5.20%	13,715	285,546
Charles Schwab Corp. (The), Series A, 7.00% to 2/1/22(2)	600	673,500
Goldman Sachs Group, Inc. (The), Series I, 5.95%	26,500	593,600
Goldman Sachs Group, Inc. (The), Series J, 5.50% to 5/10/23(2)	11,750	268,253

		$2,279,489

Commercial Banks — 4.7%
Barclays Bank PLC, 7.625%	460	$491,229
Citigroup, Inc., Series B, 5.90% to 2/15/23(2)	845	816,298
CoBank ACB, Series F, 6.25% to 10/1/22(2)(4)	8,600	856,238
Credit Agricole SA, 8.125% to 9/19/18(2)(4)	355	380,908
Deutsche Bank Contingent Capital Trust III, 7.60%	20,000	531,000
Farm Credit Bank of Texas, 6.75% to 9/15/23(2)(4)	7,300	731,597
Farm Credit Bank of Texas, Series 1, 10.00%	780	951,356
Fifth Third Bancorp, Series H, 5.10% to 6/30/23(2)	460	425,951

Security	Shares	Value

Commercial Banks (continued)
First Tennessee Bank, 3.75%(4)(5)	676	$492,846
HSBC Capital Funding LP, Series 2, 10.176% to 6/30/30(2)(4)	1,000	1,466,703
JPMorgan Chase & Co., Series 1, 7.90% to 4/30/18(2)	445	491,176
JPMorgan Chase & Co., Series Q, 5.15% to 5/1/23(2)	460	430,971
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(2)	1,085	1,071,799
KeyCorp, Series A, 7.75%	8,409	1,076,436
Morgan Stanley Capital Trust III, 6.25%	39,000	944,190
Regions Financial Corp., Series A, 6.375%	37,186	851,559
Royal Bank of Scotland Group PLC, Series 1, 7.648% to 9/30/31(2)	674	712,139
Royal Bank of Scotland Group PLC, Series T, 7.25%	30,500	734,135
Standard Chartered PLC, 7.014% to 7/30/37(2)(4)	13.99	1,505,114
SunTrust Banks, Inc., Series E, 5.875%	34,002	737,554
Synovus Financial Corp., Series C, 7.875% to 8/1/18(2)	17,000	470,093
Texas Capital Bancshares, Inc., 6.50%	20,005	449,912
Texas Capital Bancshares, Inc., Series A, 6.50%	17,500	389,550
Webster Financial Corp., Series E, 6.40%	19,935	455,365
Wells Fargo & Co., Series L, 7.50%	1,368	1,558,152
Zions Bancorporation, Series G, 6.30% to 3/15/23(2)	16,090	380,730
Zions Bancorporation, Series J, 7.20% to 9/15/23(2)	600	610,860

		$20,013,861

Consumer Finance — 0.6%
Ally Financial, Inc., Series A, 8.50% to 5/15/16(2)	26,675	$718,424
Capital One Financial Corp., Series B, 6.00%	37,300	831,417
Discover Financial Services, Series B, 6.50%	49,500	1,187,134

		$2,736,975

Diversified Financial Services — 1.3%
Bank of America Corp., Series U, 5.20% to 6/1/23(2)	915	$855,027
General Electric Capital Corp., Series A, 7.125% to 6/15/22(2)	14.15	1,618,390
General Electric Capital Corp., Series B, 6.25% to 12/15/22(2)	2.10	224,795
KKR Financial Holdings, LLC, Series A, 7.375%	38,000	940,500
RBS Capital Funding Trust VII, Series G, 6.08%	9,727	213,021
UBS AG, 7.625%	1,539	1,780,989

		$5,632,722

Electric Utilities — 1.1%
Electricite de France SA, 5.25% to 1/29/23(2)(4)	1,207	$1,204,819
Entergy Arkansas, Inc., 4.90%	41,830	844,443

9	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Electric Utilities (continued)
Entergy Louisiana, LLC, 6.95%	1,402	$141,076
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	7,500	164,062
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	14,785	291,434
Southern California Edison Co., Series D, 6.50%	6,123	610,387
Southern California Edison Co., Series E, 6.25% to 2/1/22(2)	500	532,577
Virginia Electric and Power Co., 6.12%	8	816,223

		$4,605,021

Food Products — 0.1%
Dairy Farmers of America, 7.875%(4)	4,700	$510,832
Ocean Spray Cranberries, Inc., 6.25%(4)	540	48,161

		$558,993

Insurance — 0.4%
Aspen Insurance Holdings, Ltd., 5.95% to 7/1/23(2)	23,664	$566,989
Endurance Specialty Holdings, Ltd., Series A, 7.75%	16,000	407,840
Prudential PLC, 6.50%	534	540,948

		$1,515,777

Machinery — 0.2%
Stanley Black & Decker, Inc., 5.75%	36,888	$831,135

		$831,135

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	18,782	$391,605

		$391,605

Pipelines — 0.2%
NuStar Logistics LP, 7.625% to 1/15/18(2)	29,220	$749,566

		$749,566

Real Estate Investment Trusts (REITs) — 1.0%
CapLease, Inc., Series A, 8.125%	22,509	$566,326
Cedar Realty Trust, Inc., Series B, 7.25%	13,000	300,430
Chesapeake Lodging Trust, Series A, 7.75%	23,400	571,194
DDR Corp., Series J, 6.50%	25,300	556,600
DDR Corp., Series K, 6.25%	6,500	136,143
Digital Realty Trust, Inc., Series G, 5.875%	22,000	422,840
Sunstone Hotel Investors, Inc., Series D, 8.00%	24,800	636,430
Taubman Centers, Inc., Series K, 6.25%	21,600	466,128
Vornado Realty Trust, Series K, 5.70%	21,500	450,425

		$4,106,516

Security	Shares	Value

Telecommunications — 0.1%
Centaur Funding Corp., 9.08%(4)	233	$287,100

		$287,100

Thrifts & Mortgage Finance — 0.2%
EverBank Financial Corp., Series A, 6.75%	37,000	$813,630

		$813,630

Total Preferred Stocks (identified cost $47,870,613)		$46,998,004

Corporate Bonds & Notes — 3.8%

Security	Principal Amount (000’s omitted)	Value

Chemicals — 0.1%
Sinochem Group, 5.00% to 11/2/18, 12/29/49(2)(4)	$437	$414,058

		$414,058

Commercial Banks — 0.8%
Banco do Brasil SA, 6.25% to 4/15/24, 12/29/49(2)(4)	$500	$421,250
Citigroup Capital III, 7.625%, 12/1/36	275	308,000
Credit Suisse AG, 6.50%, 8/8/23(4)	454	485,735
Fifth Third Capital Trust IV, 6.50% to 4/15/17, 4/15/37, 4/15/67(2)(6)	986	977,372
Groupe BPCE, 12.50% to 9/30/19, 8/29/49(2)(4)	660	850,575
Regions Financial Corp., 7.375%, 12/10/37	295	320,669

		$3,363,601

Diversified Financial Services — 0.2%
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(2)(4)	$1,037	$928,115

		$928,115

Diversified Telecommunication Services — 0.2%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(2)(4)	$875	$901,860

		$901,860

Electric Utilities — 0.6%
Enel S.p.A., 8.75% to 9/24/23, 9/24/73(2)(4)	$1,000	$1,087,050
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(2)	1,578	1,594,978

		$2,682,028

10	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Conglomerates — 0.1%
Hutchison Whampoa International 12, Ltd., 6.00% to 5/7/17, 5/29/49(2)(4)	$500	$529,375

		$529,375

Insurance — 1.4%
Allstate Corp. (The), Series B, 5.75% to 8/15/23, 8/15/53(2)	$980	$1,003,887
MetLife Capital Trust IV, 7.875%, 12/15/67(4)	342	395,865
MetLife, Inc., 10.75% to 8/1/39, 8/1/69(2)	350	524,125
QBE Capital Funding II, LP, 6.797% to 6/1/17, 6/29/49(2)(4)	590	597,375
QBE Capital Funding III, Ltd., 7.25% to 5/24/21, 5/24/41(2)(4)	550	579,717
Swiss Re Capital I, LP, 6.854% to 5/25/16, 5/25/49(2)(4)	855	914,850
XL Capital, Ltd., Series E, 6.50% to 4/15/17, 12/29/49(2)	1,843	1,817,198

		$5,833,017

Pipelines — 0.4%
DCP Midstream, LLC, 5.85% to 5/21/23, 5/21/43(2)(4)	$550	$517,000
Energy Transfer Partners, LP, 3.283%, 11/1/66(4)(5)	639	581,490
Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(2)	510	533,357

		$1,631,847

Total Corporate Bonds & Notes (identified cost $15,763,225)		$16,283,901

Short-Term Investments — 0.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(7)	$1,065	$1,064,602

Total Short-Term Investments (identified cost $1,064,602)		$1,064,602

Total Investments — 98.6% (identified cost $343,558,943)		$418,671,383

Other Assets, Less Liabilities — 1.4%		$5,864,847

Net Assets — 100.0%		$424,536,230

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Non-income producing security.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)	When-issued security.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $18,179,940 or 4.3% of the Fund’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(6)

The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	58.6%	$245,494,711
France	10.5	43,779,435
United Kingdom	6.9	29,016,288
Japan	6.0	24,911,873
Switzerland	3.3	13,975,760
Germany	2.4	10,161,969
Netherlands	2.0	8,417,939
Italy	1.9	7,794,529
Ireland	1.7	6,966,834
Belgium	1.5	6,472,756
Sweden	1.4	5,754,471
Spain	1.3	5,291,776
Norway	0.9	3,620,993
Cayman Islands	0.6	2,633,673
Israel	0.4	1,798,987
Australia	0.3	1,177,092
Bermuda	0.1	566,989
Brazil	0.1	421,250
China	0.1	414,058

Total Investments	100.0%	$418,671,383

11	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $342,494,341)	$417,606,781
Affiliated investment, at value (identified cost, $1,064,602)	1,064,602
Restricted cash*	564,908
Foreign currency, at value (identified cost, $1,173,524)	1,166,742
Dividends and interest receivable	946,774
Interest receivable from affiliated investment	77
Receivable for investments sold	2,670,752
Receivable for Fund shares sold	443,750
Receivable for open forward foreign currency exchange contracts	345,600
Tax reclaims receivable	2,156,772
Total assets	$426,966,758
Liabilities
Payable for when-issued securities	$981,302
Payable for open forward foreign currency exchange contracts	17,822
Payable for Fund shares redeemed	813,933
Payable to affiliates:
Investment adviser fee	230,207
Administration fee	53,125
Distribution and service fees	174,233
Trustees’ fees	1,367
Accrued expenses	158,539
Total liabilities	$2,430,528
Net Assets	$424,536,230
Sources of Net Assets
Paid-in capital	$523,812,787
Accumulated net realized loss	(178,860,425)
Accumulated undistributed net investment income	3,968,013
Net unrealized appreciation	75,615,855
Total	$424,536,230
Class A Shares
Net Assets	$223,207,641
Shares Outstanding	27,503,283
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.12
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.62
Class C Shares
Net Assets	$152,570,235
Shares Outstanding	18,958,148
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$8.05
Class I Shares
Net Assets	$48,148,174
Shares Outstanding	5,940,333
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.11
Class R Shares
Net Assets	$610,180
Shares Outstanding	75,331
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.10

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends (net of foreign taxes, $1,872,382)	$25,219,471
Interest	522,345
Interest allocated from affiliated investment	2,218
Expenses allocated from affiliated investment	(261)
Total investment income	$25,743,773

Expenses
Investment adviser fee	$2,654,854
Administration fee	612,659
Distribution and service fees
Class A	543,834
Class C	1,453,779
Class R	3,036
Trustees’ fees and expenses	16,112
Custodian fee	226,641
Transfer and dividend disbursing agent fees	320,604
Legal and accounting services	51,359
Printing and postage	52,977
Registration fees	92,044
Miscellaneous	104,549
Total expenses	$6,132,448
Deduct —
Reduction of custodian fee	$25
Total expense reductions	$25

Net expenses	$6,132,423

Net investment income	$19,611,350

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$27,908,363
Investment transactions allocated from affiliated investment	146
Foreign currency and forward foreign currency exchange contract transactions	(592,715)
Net realized gain	$27,315,794
Change in unrealized appreciation (depreciation) —
Investments	$25,431,524
Foreign currency and forward foreign currency exchange contracts	409,587
Net change in unrealized appreciation (depreciation)	$25,841,111

Net realized and unrealized gain	$53,156,905

Net increase in net assets from operations	$72,768,255

13	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$19,611,350	$23,742,267
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	27,315,794	1,691,691
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	25,841,111	5,318,926
Net increase in net assets from operations	$72,768,255	$30,752,884
Distributions to shareholders —
From net investment income
Class A	$(9,332,007)	$(12,270,292)
Class C	(5,200,018)	(7,225,284)
Class I	(2,062,320)	(2,658,855)
Class R	(24,372)	(33,862)
Total distributions to shareholders	$(16,618,717)	$(22,188,293)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$41,064,719	$51,630,320
Class C	24,515,844	27,061,137
Class I	14,234,142	18,918,845
Class R	199,293	96,843
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	8,982,069	11,208,378
Class C	4,487,976	5,727,182
Class I	1,627,838	2,034,987
Class R	24,045	31,850
Cost of shares redeemed
Class A	(68,966,795)	(71,022,304)
Class C	(36,911,461)	(42,365,864)
Class I	(15,736,092)	(26,853,700)
Class R	(293,044)	(137,228)
Net decrease in net assets from Fund share transactions	$(26,771,466)	$(23,669,554)

Net increase (decrease) in net assets	$29,378,072	$(15,104,963)

Net Assets
At beginning of year	$395,158,158	$410,263,121
At end of year	$424,536,230	$395,158,158

Accumulated undistributed net investment income included in net assets
At end of year	$3,968,013	$1,086,693

14	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value — Beginning of year	$7.070		$6.900		$7.270		$7.120		$7.720

Income (Loss) From Operations
Net investment income(1)	$0.380	(2)	$0.425	(3)	$0.448	(4)	$0.487	(5)	$0.508
Net realized and unrealized gain (loss)	0.994		0.141		(0.350)		0.141		(0.523)

Total income (loss) from operations	$1.374		$0.566		$0.098		$0.628		$(0.015)

Less Distributions
From net investment income	$(0.324)		$(0.396)		$(0.468)		$(0.478)		$(0.585)

Total distributions	$(0.324)		$(0.396)		$(0.468)		$(0.478)		$(0.585)

Net asset value — End of year	$8.120		$7.070		$6.900		$7.270		$7.120

Total Return(6)	19.88%		8.35%		1.36%		9.13%		0.50%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$223,208		$212,233		$215,735		$231,335		$237,034
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	1.26%		1.26%		1.27%		1.31%		1.33%
Net investment income	5.04	%(2)	6.14	%(3)	6.11	%(4)	6.79	%(5)	7.49%
Portfolio Turnover of the Portfolio(9)	—		97	%(10)	124%		156%		177%
Portfolio Turnover of the Fund	114%		35	%(10)(11)	—		—		—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.103 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.68%.

(3)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.29%.

(4)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.091 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.87%.

(5)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.064 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.89%.

(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 22, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value — Beginning of year	$7.020		$6.850		$7.220		$7.080		$7.680

Income (Loss) From Operations
Net investment income(1)	$0.321	(2)	$0.369	(3)	$0.391	(4)	$0.432	(5)	$0.446
Net realized and unrealized gain (loss)	0.977		0.147		(0.347)		0.135		(0.509)

Total income (loss) from operations	$1.298		$0.516		$0.044		$0.567		$(0.063)

Less Distributions
From net investment income	$(0.268)		$(0.346)		$(0.414)		$(0.427)		$(0.537)

Total distributions	$(0.268)		$(0.346)		$(0.414)		$(0.427)		$(0.537)

Net asset value — End of year	$8.050		$7.020		$6.850		$7.220		$7.080

Total Return(6)	18.85%		7.79%		0.47%		8.26%		(0.21)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$152,570		$140,506		$147,083		$149,034		$137,459
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	2.01%		2.01%		2.02%		2.06%		2.08%
Net investment income	4.28	%(2)	5.38	%(3)	5.36	%(4)	6.07	%(5)	6.61%
Portfolio Turnover of the Portfolio(9)	—		97	%(10)	124%		156%		177%
Portfolio Turnover of the Fund	114%		35	%(10)(11)	—		—		—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.102 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.93%.

(3)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.53%.

(4)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.090 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.13%.

(5)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.062 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.19%.

(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 22, 2012.

16	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value — Beginning of year	$7.070		$6.900		$7.260		$7.120		$7.710

Income (Loss) From Operations
Net investment income(1)	$0.401	(2)	$0.442	(3)	$0.467	(4)	$0.509	(5)	$0.527
Net realized and unrealized gain (loss)	0.985		0.140		(0.337)		0.128		(0.513)

Total income from operations	$1.386		$0.582		$0.130		$0.637		$0.014

Less Distributions
From net investment income	$(0.346)		$(0.412)		$(0.490)		$(0.497)		$(0.604)

Total distributions	$(0.346)		$(0.412)		$(0.490)		$(0.497)		$(0.604)

Net asset value — End of year	$8.110		$7.070		$6.900		$7.260		$7.120

Total Return(6)	20.09%		8.76%		1.66%		9.27%		0.91%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,148		$41,820		$46,856		$33,513		$16,221
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	1.01%		1.01%		1.02%		1.06%		1.08%
Net investment income	5.32	%(2)	6.39	%(3)	6.38	%(4)	7.15	%(5)	7.59%
Portfolio Turnover of the Portfolio(9)	—		97	%(10)	124%		156%		177%
Portfolio Turnover of the Fund	114%		35	%(10)(11)	—		—		—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.102 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.96%.

(3)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.060 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.53%.

(4)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.080 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.28%.

(5)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.056 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.37%.

(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 22, 2012.

17	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value — Beginning of year	$7.060		$6.900		$7.260		$7.120		$7.720

Income (Loss) From Operations
Net investment income(1)	$0.371	(2)	$0.407	(3)	$0.427	(4)	$0.494	(5)	$0.528
Net realized and unrealized gain (loss)	0.975		0.135		(0.335)		0.109		(0.557)

Total income (loss) from operations	$1.346		$0.542		$0.092		$0.603		$(0.029)

Less Distributions
From net investment income	$(0.306)		$(0.382)		$(0.452)		$(0.463)		$(0.571)

Total distributions	$(0.306)		$(0.382)		$(0.452)		$(0.463)		$(0.571)

Net asset value — End of year	$8.100		$7.060		$6.900		$7.260		$7.120

Total Return(6)	19.48%		8.14%		1.13%		8.76%		0.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$610		$598		$589		$464		$282
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	1.51%		1.51%		1.52%		1.56%		1.58%
Net investment income	4.92	%(2)	5.89	%(3)	5.85	%(4)	6.95	%(5)	7.88%
Portfolio Turnover of the Portfolio(9)	—		97	%(10)	124%		156%		177%
Portfolio Turnover of the Fund	114%		35	%(10)(11)	—		—		—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.104 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.54%.

(3)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.058 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.05%.

(4)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.088 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.64%.

(5)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.055 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.18%.

(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Global Dividend Income Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 22, 2012.

18	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve total return by investing primarily in a diversified portfolio of equity securities that pay dividends. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

19

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $178,104,832 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($71,746,833), October 31, 2017 ($74,538,069), October 31, 2018 ($27,975,696) and October 31, 2019 ($3,844,234). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $26,825,442 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to

20

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$16,618,717	$22,188,293

During the year ended October 31, 2013, accumulated net realized loss was decreased by $111,313 and accumulated undistributed net investment income was decreased by $111,313 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,953,921
Capital loss carryforward	$(178,104,832)
Net unrealized appreciation	$74,874,354

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, accretion of market discount, distributions from REITs and foreign currency transactions.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2013, the Fund’s investment adviser fee amounted to $2,654,854 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2013, the administration fee amounted to $612,659.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $11,948 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $91,810 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a

21

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $543,834 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $1,090,434 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2013, the Fund paid or accrued to EVD $1,518 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $363,345 and $1,518 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $2,000 and $12,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $457,031,997 and $480,954,306, respectively, for the year ended October 31, 2013.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	5,417,023	7,458,906
Issued to shareholders electing to receive payments of distributions in Fund shares	1,191,280	1,625,661
Redemptions	(9,111,375)	(10,326,061)

Net decrease	(2,503,072)	(1,241,494)

22

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2013	2012

Sales	3,267,217	3,935,447
Issued to shareholders electing to receive payments of distributions in Fund shares	599,725	837,098
Redemptions	(4,933,629)	(6,208,519)

Net decrease	(1,066,687)	(1,435,974)

	Year Ended October 31,
Class I	2013	2012

Sales	1,892,251	2,737,132
Issued to shareholders electing to receive payments of distributions in Fund shares	215,485	295,489
Redemptions	(2,085,235)	(3,908,430)

Net increase (decrease)	22,501	(875,809)

	Year Ended October 31,

Class R	2013	2012

Sales	26,341	14,217
Issued to shareholders electing to receive payments of distributions in Fund shares	3,195	4,621
Redemptions	(38,960)	(19,559)

Net decrease	(9,424)	(721)

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$343,965,707

Gross unrealized appreciation	$78,194,493
Gross unrealized depreciation	(3,488,817)

Net unrealized appreciation	$74,705,676

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

23

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/29/13	Euro 6,297,000	United States Dollar 8,653,847	Citibank NA	$103,628	$—	$103,628
11/29/13	Euro 6,297,000	United States Dollar 8,655,119	Standard Chartered Bank	104,900	—	104,900
11/29/13	Euro 6,297,000	United States Dollar 8,653,866	State Street Bank and Trust Co.	103,647	—	103,647
11/29/13	Japanese Yen 2,446,750,000	United States Dollar 24,919,388	Standard Chartered Bank	33,425	—	33,425
11/29/13	United States Dollar 7,996,446	British Pound Sterling 4,977,000	State Street Bank and Trust Co.	—	(17,822)	(17,822)

				$345,600	$(17,822)	$327,778

At October 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts. The Fund also enters into such contracts as a substitute for the purchase of securities or currencies.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $17,822. The aggregate fair value of assets pledged as collateral by the Fund was $564,908 at October 31, 2013.

The non-exchange traded derivatives in which the Fund invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Fund would incur due to counterparty risk was $345,600, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $138,325. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At October 31, 2013, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $18,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$345,600	(1)	$(17,822	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

24

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(507,491	)(1)	$328,069	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2013, which is indicative of the volume of this derivative type, was approximately $40,151,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$18,209,708	$31,232,772	$—	$49,442,480
Consumer Staples	7,008,894	24,189,112	—	31,198,006
Energy	22,945,100	11,470,307	—	34,415,407
Financials	43,095,487	32,972,906	—	76,068,393
Health Care	19,534,558	20,767,219	—	40,301,777
Industrials	25,737,024	7,424,211	—	33,161,235
Information Technology	39,551,749	—	—	39,551,749
Materials	24,333,558	—	—	24,333,558
Telecommunication Services	1,841,000	10,177,898	—	12,018,898
Utilities	5,602,158	8,231,215	—	13,833,373

Total Common Stocks	$207,859,236	$146,465,640 *	$—	$354,324,876

Preferred Stocks
Consumer Staples	$—	$558,993	$—	$558,993
Energy	—	749,566	—	749,566
Financials	13,035,543	26,539,041	—	39,574,584
Industrials	—	831,135	—	831,135
Telecommunication Services	—	287,100	—	287,100
Utilities	391,605	4,605,021	—	4,996,626

Total Preferred Stocks	$13,427,148	$33,570,856	$—	$46,998,004

Corporate Bonds & Notes	$—	$16,283,901	$—	$16,283,901
Short-Term Investments	—	1,064,602	—	1,064,602

Total Investments	$221,286,384	$197,384,999	$—	$418,671,383

Forward Foreign Currency Exchange Contracts	$—	$345,600	$—	$345,600

Total	$221,286,384	$197,730,599	$—	$419,016,983

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(17,822)	$—	$(17,822)

Total	$—	$(17,822)	$—	$(17,822)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

26

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Dividend Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

27

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $16,560,482, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 39.12% qualifies for the corporate dividends received deduction.

28

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

29

Eaton Vance

Global Dividend Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634-12/13	DIVISRC

Eaton Vance

Global Macro Absolute

Return Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Global Macro Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 69

Federal Tax Information	19

Management and Organization	70

Important Notices	73

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2013, central bank activity, U.S. fiscal policy and events in Europe were key drivers of the performance of the global financial markets. Slowing economic growth in China and instability in the Middle East also influenced returns.

In January 2013, the U.S. Federal Reserve (the Fed) increased the size of its monthly bond purchases by adding $45 billion of long-term Treasury securities to the $40 billion in agency mortgage-backed issues it had been buying since September 2012. (The Fed had been buying long-term Treasurys since 2011, but funding these purchases by selling short-term Treasurys — a program dubbed Operation Twist that expired in December 2012.) Then, in the spring, the Fed indicated that it might start tapering its bond purchases, causing Treasury yields to spike. However, the Fed held policy steady over the remainder of the period due to concerns about the economy and fiscal policy. The U.S. government shut down briefly in October until Congress reached an agreement to fund operations and extend the debt ceiling through the beginning of 2014. Just seven months earlier, across-the-board spending cuts had gone into effect because lawmakers could not agree on a targeted plan to reduce the deficit.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation’s economy, including doubling the amount of the central bank’s bond purchases. The European Central Bank (ECB) also eased policy to help boost growth, cutting its key lending rate to a record low. Peripheral eurozone debt markets continued to benefit from ECB President Mario Draghi’s July 2012 pledge to do “whatever it takes to preserve the euro” — a pledge backed by a program to purchase bonds of governments that receive aid from the region’s rescue fund. In March 2013, a rescue package for Cyprus and its ailing banks kept the small country from exiting the eurozone. However, for the first time in a eurozone bailout, bank depositors were taxed, raising concerns that this might be the model for future aid agreements. Near the end of the period, German Chancellor Angela Merkel won re-election, suggesting that there would be no major changes to eurozone policy, at least in the near term.

GDP growth slowed in China during the first half of 2013 as the government worked to rebalance the economy away from exports and investment spending and toward domestic consumption. This was a headwind for countries and companies that produce industrial metals and other commodities consumed by China. On the geopolitical front, Egypt ousted its president, and the United States considered a military strike on Syria for its alleged use of chemical weapons.

Against this backdrop, the world’s bond and currency markets delivered mixed performance. Government debt markets in the United States and Germany, as well as in many emerging markets, posted negative returns, but rallied in peripheral European countries like Spain and Italy. Investment-grade U.S. corporate issues declined, while U.S. high-yield corporates and floating-rate loans advanced. Broadly speaking, corporate bond markets outside the United States registered gains. The euro and Chinese yuan are notable currencies that strengthened versus the U.S. dollar; the Japanese yen and Indian rupee are notable currencies that weakened.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Global Macro Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -1.28%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), gained 0.09% during the period. The Fund’s investments in Central and Eastern Europe made the largest contribution to Fund performance, led by long positions in the Serbian dinar and Romanian leu. Serbia continued to implement political and economic reforms on its path toward European Union membership, while economic data coming out of Romania was strong compared to other parts of Europe.

The Sub-Saharan Africa region also contributed positively to the Fund’s performance. A long position in the Nigerian naira was helpful due to a combination of high carry available on the currency and higher oil prices, as Nigeria is a major oil exporter. A short position in the South African rand was another plus given deterioration in the economy.

The Fund’s exposures in both Asia and the Middle East had minimal impact on the Fund’s performance. In Asia, gains on a short position in the Japanese yen and a long position in the Sri Lankan rupee were countered by losses elsewhere, primarily a long position in the Indian rupee. In the Middle East, the positive impact from being short Egyptian credit and long several Middle Eastern currencies wasoffset by being short Lebanese credit.

Investments in Latin America subtracted the most from the Fund’s return, driven by a long credit position in Argentina that reacted negatively in response to a court ruling related to the country’s debt restructuring of several years ago.

Exposures in Western Europe also detracted from the Fund’s performance. The portfolio was short Spanish credit, and credit spreads in peripheral Europe generally tightened due to the ECB’s commitment to support the region’s debt markets. A short position in the British pound was unfavorable amid better-than-expected U.K. economic data. In the Dollar Bloc, Fund performance versus the Index was hurt by long duration8 exposure primarily used to hedge long positions in emerging Asia.

The Fund’s commodity exposure — specifically, being long platinum and short gold — did not have a meaningful impact on the Fund’s performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	10/31/1997	–1.28%	3.62%	5.17%
Class A with 4.75% Maximum Sales Charge	—	—	–5.94	2.62	4.65
Class C at NAV	10/01/2009	10/31/1997	–2.01	3.02	4.86
Class C with 1% Maximum Sales Charge	—	—	–2.96	3.02	4.86
Class I at NAV	06/27/2007	10/31/1997	–0.98	3.94	5.35
Class R at NAV	04/08/2010	10/31/1997	–1.58	3.47	5.48
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.09%	0.14%	1.69%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.32%	2.02%	1.02%	1.52%
Net		1.02	1.72	0.72	1.22

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2003	$16,080	N.A.
Class I	$250,000	10/31/2003	$421,114	N.A.
Class R	$10,000	10/31/2003	$17,053	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Fund Profile5

Asset Allocation (% of net assets)6

*Net	securities sold short.

Foreign Currency Exposure (% of net assets)7

Romania	4.2%	Costa Rica	0.1%

Singapore	4.0	Russia	0.1

Poland	3.8	Guatemala	0.1

Mexico	3.5	South Korea	0.1

Serbia	3.2	Malaysia	0.0	*

Philippines	3.2	New Zealand	0.0	*

Sri Lanka	2.9	Uganda	0.0	*

India	2.5	Thailand	0.0	*

Platinum	2.3	Iceland	0.0	*

Nigeria	2.2	Sweden	0.0	*

Czech Republic	2.1	Taiwan	0.0	*

Israel	1.7	Egypt	0.0	*

Colombia	1.3	Hong Kong	0.0	*

Lebanon	1.2	Australia	–0.1

Kenya	1.1	Chile	–0.1

Norway	1.1	China	–0.4

Peru	1.0	Copper	–0.6

Indonesia	1.0	Gold	–0.7

Uruguay	0.8	Croatia	–1.2

Kazakhstan	0.7	Brazil	–2.0

Zambia	0.5	South Africa	–2.2

Jordan	0.4	Hungary	–2.3

Ghana	0.3	Switzerland	–2.8

Azerbaijan	0.2	United Kingdom	–2.8

Turkey	0.2	Japan	–4.7

		Euro	–10.2

		Total Long	45.8

		Total Short	–30.1

		Total Net	15.7

*Amount	is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Portfolio (the Portfolio) into which the Fund invests. Performance of Class C and Class R is linked to Class A of the Fund. Linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratios exclude interest expense associated with certain investment transactions.
[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of the Portfolio or Fund in which it invests.

[6]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]

Duration is a measure of the expected change in price of income securities — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$974.50	$6.62	1.33%
Class C	$1,000.00	$970.90	$10.08	2.03%
Class I	$1,000.00	$976.10	$5.18	1.04%
Class R	$1,000.00	$972.50	$7.66	1.54%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.77	1.33%
Class C	$1,000.00	$1,015.00	$10.31	2.03%
Class I	$1,000.00	$1,020.00	$5.30	1.04%
Class R	$1,000.00	$1,017.40	$7.83	1.54%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Global Macro Portfolio, at value (identified cost, $6,338,515,548)	$6,258,314,956
Receivable for Fund shares sold	17,186,949
Total assets	$6,275,501,905

Liabilities
Payable for Fund shares redeemed	$43,661,895
Distributions payable	6
Payable to affiliates:
Distribution and service fees	820,205
Trustees’ fees	42
Accrued expenses	1,151,428
Total liabilities	$45,633,576
Net Assets	$6,229,868,329

Sources of Net Assets
Paid-in capital	$6,497,391,917
Accumulated net realized loss from Portfolio	(181,450,504)
Accumulated distributions in excess of net investment income	(5,872,492)
Net unrealized depreciation from Portfolio	(80,200,592)
Total	$6,229,868,329

Class A Shares
Net Assets	$1,134,462,394
Shares Outstanding	120,419,778
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.42
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.89

Class C Shares
Net Assets	$600,977,350
Shares Outstanding	63,726,548
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.43

Class I Shares
Net Assets	$4,493,643,235
Shares Outstanding	477,497,607
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.41

Class R Shares
Net Assets	$785,350
Shares Outstanding	83,252
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.43

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest allocated from Portfolio (net of foreign taxes, $1,654,961)	$268,933,029
Dividends allocated from Portfolio (net of foreign taxes, $265,936)	1,383,930
Expenses, excluding interest expense, allocated from Portfolio	(40,874,074)
Interest expense allocated from Portfolio	(20,341,758)
Total investment income from Portfolio	$209,101,127

Expenses
Distribution and service fees
Class A	$4,175,353
Class C	7,231,852
Class R	4,286
Trustees’ fees and expenses	500
Custodian fee	37,973
Transfer and dividend disbursing agent fees	5,152,644
Legal and accounting services	80,356
Printing and postage	1,082,521
Registration fees	221,256
Miscellaneous	42,293
Total expenses	$18,029,034

Net investment income	$191,072,093

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (including a gain of $18,988,270 from precious metals)	$(3,321,744)
Written options	26,023,733
Securities sold short	(21,555,352)
Futures contracts	58,841,037
Swap contracts	(158,444,628)
Forward commodity contracts	(3,129,916)
Foreign currency and forward foreign currency exchange contract transactions	(37,597,673)
Net realized loss	$(139,184,543)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $36,064,869 from precious metals)	$(160,180,427)
Written options	(12,496,893)
Securities sold short	(6,342,279)
Futures contracts	(27,066,111)
Swap contracts	74,751,413
Forward commodity contracts	8,568,666
Foreign currency and forward foreign currency exchange contracts	(15,596,136)
Net change in unrealized appreciation (depreciation)	$(138,361,767)

Net realized and unrealized loss	$(277,546,310)

Net decrease in net assets from operations	$(86,474,217)

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$191,072,093	$246,642,611
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(139,184,543)	(40,754,924)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(138,361,767)	(8,987,973)
Net increase (decrease) in net assets from operations	$(86,474,217)	$196,899,714
Distributions to shareholders —
From net investment income
Class A	$(21,023,546)	$(52,880,208)
Class C	(8,781,863)	(22,955,635)
Class I	(71,189,763)	(134,426,724)
Class R	(11,645)	(21,425)
From net realized gain
Class A	—	(7,206,882)
Class C	—	(3,806,130)
Class I	—	(18,348,757)
Class R	—	(3,505)
Tax return of capital
Class A	(29,578,730)	—
Class C	(12,245,266)	—
Class I	(109,522,975)	—
Class R	(17,859)	—
Total distributions to shareholders	$(252,371,647)	$(239,649,266)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$565,584,122	$664,508,905
Class C	125,533,722	144,837,701
Class I	2,629,624,663	2,061,471,528
Class R	277,795	195,997
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	46,985,172	55,665,256
Class C	16,609,090	20,259,755
Class I	93,686,897	74,607,075
Class R	29,470	24,897
Cost of shares redeemed
Class A	(967,188,865)	(938,927,068)
Class C	(325,599,843)	(387,864,331)
Class I	(2,100,544,690)	(1,660,552,010)
Class R	(238,282)	(159,286)
Net increase in net assets from Fund share transactions	$84,759,251	$34,068,419

Net decrease in net assets	$(254,086,613)	$(8,681,133)

Net Assets
At beginning of year	$6,483,954,942	$6,492,636,075
At end of year	$6,229,868,329	$6,483,954,942

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(5,872,492)	$(55,744,830)

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013		2012		2011		2010	2009
Net asset value — Beginning of year	$9.900		$9.960		$10.320		$10.360	$9.830

Income (Loss) From Operations
Net investment income(1)	$0.270		$0.369		$0.289		$0.226	$0.460
Net realized and unrealized gain (loss)	(0.392)		(0.071)		(0.247)		0.269	0.649

Total income (loss) from operations	$(0.122)		$0.298		$0.042		$0.495	$1.109

Less Distributions
From net investment income	$(0.145)		$(0.313)		$(0.371)		$(0.067)	$(0.571)
From net realized gain	—		(0.045)		—		—	(0.008)
Tax return of capital	(0.213)		—		(0.031)		(0.468)	—

Total distributions	$(0.358)		$(0.358)		$(0.402)		$(0.535)	$(0.579)

Net asset value — End of year	$9.420		$9.900		$9.960		$10.320	$10.360

Total Return(2)	(1.28)%		3.06%		0.40%		4.89%	11.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,134,462		$1,557,259		$1,786,581		$2,489,211	$209,714
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.32	%(5)	1.32	%(5)	1.14	%(5)	1.00%	1.24	%(6)
Net investment income	2.77%		3.72%		2.83%		2.18%	4.56%
Portfolio Turnover of the Portfolio	56%		39%		33%		19%	25%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.31%, 0.30% and 0.10% for the years ended October 31, 2013, 2012 and 2011, respectively.

(6)	The administrator subsidized certain operating expenses (equal to 0.12% of average daily net assets for the year ended October 31, 2009).

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,							Period Ended October 31, 2009(1)
	2013		2012		2011		2010
Net asset value — Beginning of period	$9.910		$9.960		$10.320		$10.350	$10.300

Income (Loss) From Operations
Net investment income (loss)(2)	$0.203		$0.299		$0.217		$0.146	$(0.012)
Net realized and unrealized gain (loss)	(0.397)		(0.063)		(0.249)		0.282	0.104

Total income (loss) from operations	$(0.194)		$0.236		$(0.032)		$0.428	$0.092

Less Distributions
From net investment income	$(0.116)		$(0.241)		$(0.303)		$(0.057)	$(0.042)
From net realized gain	—		(0.045)		—		—	—
Tax return of capital	(0.170)		—		(0.025)		(0.401)	—

Total distributions	$(0.286)		$(0.286)		$(0.328)		$(0.458)	$(0.042)

Net asset value — End of period	$9.430		$9.910		$9.960		$10.320	$10.350

Total Return(3)	(2.01)%		2.41%		(0.33)%		4.21%	0.89	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$600,977		$818,826		$1,047,345		$1,349,700	$39,020
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.02	%(7)	2.02	%(7)	1.84	%(7)	1.71%	1.97	%(8)(9)
Net investment income (loss)	2.08%		3.02%		2.13%		1.41%	(1.41	)%(8)
Portfolio Turnover of the Portfolio	56%		39%		33%		19%	25	%(10)

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.31%, 0.30% and 0.10% for the years ended October 31, 2013, 2012 and 2011, respectively.

(8)	Annualized.

(9)	The administrator subsidized certain operating expenses (equal to 0.08% of average daily net assets for the period ended October 31, 2009).

(10)	For the Portfolio’s year ended October 31, 2009.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2013		2012		2011		2010	2009
Net asset value — Beginning of year	$9.890		$9.950		$10.310		$10.340	$9.820

Income (Loss) From Operations
Net investment income(1)	$0.296		$0.398		$0.318		$0.245	$0.504
Net realized and unrealized gain (loss)	(0.388)		(0.070)		(0.247)		0.285	0.623

Total income (loss) from operations	$(0.092)		$0.328		$0.071		$0.530	$1.127

Less Distributions
From net investment income	$(0.157)		$(0.343)		$(0.398)		$(0.070)	$(0.599)
From net realized gain	—		(0.045)		—		—	(0.008)
Tax return of capital	(0.231)		—		(0.033)		(0.490)	—

Total distributions	$(0.388)		$(0.388)		$(0.431)		$(0.560)	$(0.607)

Net asset value — End of year	$9.410		$9.890		$9.950		$10.310	$10.340

Total Return(2)	(0.98)%		3.37%		0.68%		5.24%	11.87%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,493,643		$4,107,110		$3,658,008		$3,633,407	$147,589
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.02	%(5)	1.02	%(5)	0.85	%(5)	0.71%	0.94	%(6)
Net investment income	3.04%		4.03%		3.13%		2.36%	5.01%
Portfolio Turnover of the Portfolio	56%		39%		33%		19%	25%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.31%, 0.30% and 0.11% for the years ended October 31, 2013, 2012 and 2011, respectively.

(6)	The administrator subsidized certain operating expenses (equal to 0.12% of average daily net assets for the year ended October 31, 2009).

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Financial Highlights — continued

	Class R
	Year Ended October 31,						Period Ended October 31, 2010(1)
	2013		2012		2011
Net asset value — Beginning of period	$9.910		$9.970		$10.330		$10.380

Income (Loss) From Operations
Net investment income(2)	$0.248		$0.350		$0.269		$0.062
Net realized and unrealized gain (loss)	(0.390)		(0.072)		(0.249)		0.138

Total income (loss) from operations	$(0.142)		$0.278		$0.020		$0.200

Less Distributions
From net investment income	$(0.137)		$(0.293)		$(0.351)		$(0.031)
From net realized gain	—		(0.045)		—		—
Tax return of capital	(0.201)		—		(0.029)		(0.219)

Total distributions	$(0.338)		$(0.338)		$(0.380)		$(0.250)

Net asset value — End of period	$9.430		$9.910		$9.970		$10.330

Total Return(3)	(1.58)%		2.95%		0.18%		1.94	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$785		$760		$702		$1,091
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.52	%(7)	1.52	%(7)	1.34	%(7)	1.18	%(8)
Net investment income	2.54%		3.53%		2.63%		1.06	%(8)
Portfolio Turnover of the Portfolio	56%		39%		33%		19	%(9)

(1)	For the period from commencement of operations on April 8, 2010 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.31%, 0.30% and 0.10% for the years ended October 31, 2013, 2012 and 2011, respectively.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2010.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Prior to March 1, 2013, the Fund declared dividends daily and net investment income, other than class-specific expenses, was allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (93.5% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had deferred capital losses of $141,778,659 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

During the fiscal year ended October 31, 2013, the Fund made an excise tax payment to the Internal Revenue Service of approximately $2,300,000 related to the Fund’s 2011 taxable year. This amount was reimbursed by a third party service provider.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

14

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Notes to Financial Statements — continued

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions (daily distributions prior to March 1, 2013) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$101,006,817	$210,283,992
Long-term capital gains	—	29,365,274
Tax return of capital	151,364,830	—

During the year ended October 31, 2013, accumulated net realized loss was decreased by $16,904,842, accumulated distributions in excess of net investment income was decreased by $40,192,938 and paid-in capital was increased by $23,288,096 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, swap contracts, foreign currency gain (loss), accretion of market discount and investment in the Subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(141,778,659)
Net unrealized depreciation	$(125,744,929)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to foreign currency gain (loss), tax accounting for straddle transactions, partnership allocations, swap contracts and investment in the Subsidiary.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2013, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $483,469 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $156,752 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

15

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $4,175,353 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $5,423,889 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2013, the Fund paid or accrued to EVD $2,143 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $1,807,963 and $2,143 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $153,000 and $90,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $789,189,643 and $950,190,017, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	57,858,276	66,988,087
Issued to shareholders electing to receive payments of distributions in Fund shares	4,833,636	5,625,231
Redemptions	(99,521,005)	(94,734,113)

Net decrease	(36,829,093)	(22,120,795)

	Year Ended October 31,
Class C	2013	2012

Sales	12,814,420	14,588,293
Issued to shareholders electing to receive payments of distributions in Fund shares	1,706,907	2,045,891
Redemptions	(33,426,225)	(39,116,700)

Net decrease	(18,904,898)	(22,482,516)

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2013	2012

Sales	269,633,151	208,025,038
Issued to shareholders electing to receive payments of distributions in Fund shares	9,660,413	7,547,481
Redemptions	(216,904,522)	(168,051,394)

Net increase	62,389,042	47,521,125

	Year Ended October 31,
Class R	2013	2012

Sales	28,326	19,755
Issued to shareholders electing to receive payments of distributions in Fund shares	3,031	2,513
Redemptions	(24,799)	(16,008)

Net increase	6,558	6,260

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2013

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments

Foreign Government Bonds — 37.0%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.5%
Republic of Albania, 7.50%, 11/4/15(1)	EUR	24,274	$34,317,524

Total Albania			$34,317,524

Angola — 0.1%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19(1)	USD	5,740	$6,235,075

Total Angola			$6,235,075

Australia — 2.7%
Australia Government Bond, 1.25%, 2/21/22(1)(2)	AUD	25,381	$24,420,445
Australia Government Bond, 5.50%, 4/21/23	AUD	16,587	17,601,425
Australia Government Bond, 5.75%, 7/15/22	AUD	130,198	139,981,989

Total Australia			$182,003,859

Bahrain — 0.1%
Kingdom of Bahrain, 6.125%, 8/1/23(3)	USD	4,095	$4,269,037

Total Bahrain			$4,269,037

Bermuda — 0.7%
Government of Bermuda, 4.854%, 2/6/24(3)	USD	31,245	$31,083,057
Government of Bermuda, 5.603%, 7/20/20(3)	USD	16,732	18,070,560

Total Bermuda			$49,153,617

Brazil — 4.1%
Brazil Letras do Tesouro Nacional, 0.00%, 1/1/14	BRL	617,200	$271,341,530

Total Brazil			$271,341,530

Costa Rica — 0.0%(4)
Titulo Propiedad UD, 1.00%, 1/12/22(2)	CRC	1,507,116	$2,638,349
Titulo Propiedad UD, 1.63%, 7/13/16(2)	CRC	168,014	331,101

Total Costa Rica			$2,969,450

Croatia — 1.1%
Croatia Treasury Bill, 0.00%, 2/12/15	EUR	58,771	$75,260,847

Total Croatia			$75,260,847

Ecuador — 0.0%(4)
Republic of Ecuador, 9.375%, 12/15/15(1)	USD	841	$899,870

Total Ecuador			$899,870

Security		Principal Amount (000’s omitted)	Value

Fiji — 0.1%
Republic of Fiji, 9.00%, 3/15/16	USD	4,800	$5,044,155

Total Fiji			$5,044,155

Germany — 0.3%
Bundesrepublik Deutschland, 3.50%, 7/4/19	EUR	15,000	$23,435,961

Total Germany			$23,435,961

Ghana — 0.3%
Ghana Government Bond, 14.25%, 7/25/16	GHS	3,540	$1,432,213
Ghana Government Bond, 16.73%, 1/11/16	GHS	7,526	3,255,996
Ghana Government Bond, 16.90%, 3/7/16	GHS	16,005	6,948,412
Ghana Government Bond, 21.00%, 10/26/15	GHS	9,170	4,324,399
Ghana Government Bond, 23.00%, 8/21/17	GHS	3,400	1,717,124
Ghana Government Bond, 26.00%, 6/5/17	GHS	4,801	2,571,262

Total Ghana			$20,249,406

Guatemala — 0.3%
Republic of Guatemala, 4.875%, 2/13/28(3)	USD	20,060	$19,097,120

Total Guatemala			$19,097,120

Hungary — 1.3%
National Bank of Hungary, 8.875%, 11/1/13	USD	14,320	$14,318,919
Republic of Hungary, 3.50%, 7/18/16(1)	EUR	39,283	54,483,199
Republic of Hungary, 4.375%, 7/4/17(1)	EUR	8,654	12,042,419
Republic of Hungary, 5.50%, 5/6/14(1)	GBP	2,983	4,879,603

Total Hungary			$85,724,140

Jamaica — 0.3%
Jamaica Government International Bond, 8.00%, 6/24/19	USD	10,245	$10,065,712
Jamaica Government International Bond, 10.625%, 6/20/17	USD	7,325	7,947,625

Total Jamaica			$18,013,337

Jordan — 0.4%
Jordan Government Bond, 6.648%, 5/22/14	JOD	4,100	$5,867,263
Jordan Government Bond, 6.925%, 6/4/14	JOD	4,000	5,742,558
Jordan Government Bond, 7.078%, 7/18/14	JOD	800	1,151,418
Jordan Government Bond, 7.387%, 8/30/14	JOD	3,300	4,765,525
Jordan Government Bond, 7.95%, 2/5/15	JOD	2,000	2,922,953
Jordan Government Bond, 8.163%, 3/25/16	JOD	2,000	2,984,183
Jordan Government Bond, 8.60%, 3/4/16	JOD	2,000	3,008,804

Total Jordan			$26,442,704

20	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Kenya — 0.0%(4)
Kenya Treasury Bond, 11.855%, 5/22/17	KES	189,500	$2,234,051

Total Kenya			$2,234,051

Lebanon — 0.2%
Lebanon Treasury Note, 5.94%, 1/9/14	LBP	5,821,700	$3,868,387
Lebanon Treasury Note, 8.38%, 8/28/14	LBP	6,062,310	4,118,339
Lebanon Treasury Note, 8.74%, 7/31/14	LBP	2,325,350	1,581,222
Lebanon Treasury Note, 9.00%, 7/17/14	LBP	4,463,130	3,037,231

Total Lebanon			$12,605,179

Mexico — 2.4%
Mexican Bonos, 7.00%, 6/19/14	MXN	1,253,707	$98,536,965
Mexican Bonos, 8.00%, 12/19/13	MXN	797,010	61,491,744

Total Mexico			$160,028,709

Mongolia — 0.1%
Mongolia Government International Bond, 4.125%, 1/5/18(3)	USD	3,800	$3,594,800

Total Mongolia			$3,594,800

New Zealand — 3.4%
New Zealand Government Bond, 2.00%, 9/20/25(2)	NZD	43,694	$34,469,060
New Zealand Government Bond, 3.00%, 9/20/30(2)	NZD	33,470	28,391,349
New Zealand Government Bond, 5.00%, 3/15/19	NZD	33,390	28,785,055
New Zealand Government Bond, 5.50%, 4/15/23	NZD	16,093	14,259,416
New Zealand Government Bond, 6.00%, 12/15/17	NZD	135,693	121,227,198

Total New Zealand			$227,132,078

Paraguay — 0.1%
Republic of Paraguay, 4.625%, 1/25/23(3)	USD	8,147	$7,780,385

Total Paraguay			$7,780,385

Philippines — 2.1%
Republic of the Philippines, 4.125%, 11/8/17	PHP	350,030	$8,646,223
Republic of the Philippines, 4.625%, 7/5/17	PHP	325,440	8,132,332
Republic of the Philippines, 5.00%, 8/18/18	PHP	585,790	14,942,756
Republic of the Philippines, 5.875%, 1/31/18	PHP	445,190	11,662,896
Republic of the Philippines, 6.25%, 1/27/14	PHP	929,650	21,809,103
Republic of the Philippines, 6.25%, 1/14/36	PHP	1,649,000	43,505,207
Republic of the Philippines, 7.00%, 1/27/16	PHP	261,300	6,719,637
Republic of the Philippines, 9.125%, 9/4/16	PHP	879,820	24,334,261

Total Philippines			$139,752,415

Security		Principal Amount (000’s omitted)	Value

Romania — 4.1%
Romania Government Bond, 4.875%, 11/7/19(1)	EUR	26,465	$38,092,398
Romania Government Bond, 5.25%, 6/17/16(1)	EUR	4,070	5,920,135
Romania Government Bond, 5.75%, 1/27/16	RON	216,270	69,243,207
Romania Government Bond, 5.80%, 10/26/15	RON	226,060	72,327,160
Romania Government Bond, 5.85%, 7/28/14	RON	45,210	14,140,554
Romania Government Bond, 5.90%, 7/26/17	RON	89,230	29,054,956
Romania Government Bond, 6.00%, 4/30/15	RON	32,480	10,357,471
Romania Government Bond, 6.00%, 4/30/16	RON	73,940	23,844,714
Romania Government Bond, 6.25%, 10/25/14	RON	29,830	9,421,201
Romania Government Bond, 11.00%, 3/5/14	RON	9,870	3,105,759

Total Romania			$275,507,555

Rwanda — 0.4%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	3,490	$3,236,975
Republic of Rwanda, 6.625%, 5/2/23(3)	USD	25,220	23,391,550

Total Rwanda			$26,628,525

Serbia — 2.4%
Republic of Serbia, 7.25%, 9/28/21(1)	USD	22,652	$23,643,025
Republic of Serbia, 7.25%, 9/28/21(3)	USD	936	976,950
Serbia Treasury Bill, 0.00%, 11/8/13	RSD	420,000	4,991,162
Serbia Treasury Bill, 0.00%, 12/12/13	RSD	784,600	9,241,054
Serbia Treasury Bill, 0.00%, 1/30/14	RSD	791,300	9,196,688
Serbia Treasury Bill, 0.00%, 3/6/14	RSD	4,181,000	48,117,970
Serbia Treasury Bill, 0.00%, 3/13/14	RSD	765,280	8,789,955
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	195,630	2,284,078
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	996,190	11,617,974
Serbia Treasury Bond, 10.00%, 9/14/15	RSD	1,412,950	16,279,001
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	38,990	444,554
Serbia Treasury Bond, 10.00%, 4/25/16	RSD	324,720	3,685,316
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	673,100	7,256,107
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	1,376,300	16,251,232

Total Serbia			$162,775,066

Slovenia — 1.9%
Republic of Slovenia, 4.125%, 1/26/20(1)	EUR	9,851	$12,367,903
Republic of Slovenia, 4.375%, 1/18/21(1)	EUR	36,477	45,569,443
Republic of Slovenia, 5.85%, 5/10/23(3)	USD	68,886	67,508,280

Total Slovenia			$125,445,626

Sri Lanka — 2.9%
Republic of Sri Lanka, 5.875%, 7/25/22(1)	USD	35,426	$34,761,763
Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	14,760	15,110,550
Republic of Sri Lanka, 6.25%, 10/4/20(3)	USD	36,699	37,570,601

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Republic of Sri Lanka, 6.25%, 7/27/21(1)	USD	5,142	$5,219,130
Republic of Sri Lanka, 6.25%, 7/27/21(3)	USD	5,870	5,958,050
Republic of Sri Lanka, 7.40%, 1/22/15(3)	USD	1,100	1,153,625
Sri Lanka Government Bond, 7.00%, 3/1/14	LKR	1,502,670	11,386,306
Sri Lanka Government Bond, 7.50%, 8/15/18	LKR	591,390	3,947,361
Sri Lanka Government Bond, 8.00%, 11/15/18	LKR	130,830	890,530
Sri Lanka Government Bond, 8.50%, 2/1/18	LKR	306,840	2,142,192
Sri Lanka Government Bond, 8.50%, 4/1/18	LKR	3,544,230	24,860,519
Sri Lanka Government Bond, 8.50%, 7/15/18	LKR	1,647,330	11,413,711
Sri Lanka Government Bond, 9.00%, 10/1/14	LKR	421,350	3,202,151
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	3,767,430	25,547,322
Sri Lanka Government Bond, 11.75%, 4/1/14	LKR	589,910	4,544,724
Sri Lanka Government Bond, 11.75%, 3/15/15	LKR	448,760	3,494,982

Total Sri Lanka			$191,203,517

Tanzania — 0.1%
United Republic of Tanzania, 6.392%, 3/9/20(1)(5)	USD	8,170	$8,578,500

Total Tanzania			$8,578,500

Turkey — 3.5%
Hazine Mustesarligi Varlik Kiralama AS, 4.557%, 10/10/18(3)	USD	8,991	$9,213,078
Turkey Government Bond, 0.00%, 4/9/14	TRY	150,336	73,210,983
Turkey Government Bond, 2.00%, 10/26/22(2)	TRY	14,713	7,153,116
Turkey Government Bond, 3.00%, 1/6/21(2)	TRY	22,174	11,702,214
Turkey Government Bond, 3.00%, 7/21/21(2)	TRY	27,265	14,293,301
Turkey Government Bond, 4.00%, 4/1/20(2)	TRY	214,514	119,977,532

Total Turkey			$235,550,224

Uruguay — 0.3%
Monetary Regulation Bill, 0.00%, 2/27/14(2)	UYU	29,946	$1,372,954
Monetary Regulation Bill, 0.00%, 3/26/15(2)	UYU	260,632	11,329,315
Monetary Regulation Bill, 0.00%, 7/2/15(2)	UYU	115,145	4,945,745
Uruguay Notas Del Tesoro, 2.25%, 8/23/17(2)	UYU	36,305	1,610,669
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(2)	UYU	4,774	220,344
Uruguay Notas Del Tesoro, 10.25%, 8/22/15	UYU	34,315	1,512,293

Total Uruguay			$20,991,320

Venezuela — 0.8%
Bolivarian Republic of Venezuela, 8.50%, 10/8/14	USD	50,682	$50,251,203

Total Venezuela			$50,251,203

Total Foreign Government Bonds (identified cost $2,452,523,395)			$2,474,516,785

Debt Obligations — United States — 35.3%

Corporate Bonds & Notes — 0.0%(4)

Security	Principal Amount	Value

Eaton Corp., 8.875%, 6/15/19	$500,000	$633,110

Total Corporate Bonds & Notes (identified cost $521,629)		$633,110

Collateralized Mortgage Obligations — 1.2%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22	$213,562	$246,615
Series 1548, Class Z, 7.00%, 7/15/23	208,919	235,341
Series 1650, Class K, 6.50%, 1/15/24	1,299,257	1,432,568
Series 1817, Class Z, 6.50%, 2/15/26	161,792	180,300
Series 1927, Class ZA, 6.50%, 1/15/27	639,783	715,421
Series 2127, Class PG, 6.25%, 2/15/29	903,122	1,003,780
Series 2344, Class ZD, 6.50%, 8/15/31	1,269,843	1,410,843
Series 2458, Class ZB, 7.00%, 6/15/32	2,155,006	2,462,987

		$7,687,855

Federal National Mortgage Association:
Series 1992-180, Class F, 1.32%, 10/25/22(6)	$781,632	$796,179
Series 1993-16, Class Z, 7.50%, 2/25/23	774,336	881,674
Series 1993-79, Class PL, 7.00%, 6/25/23	539,345	609,686
Series 1993-104, Class ZB, 6.50%, 7/25/23	222,147	250,934
Series 1993-121, Class Z, 7.00%, 7/25/23	3,097,264	3,501,535
Series 1993-141, Class Z, 7.00%, 8/25/23	587,138	664,138
Series 1994-42, Class ZQ, 7.00%, 4/25/24	3,598,592	4,101,439
Series 1994-79, Class Z, 7.00%, 4/25/24	710,703	815,527
Series 1994-89, Class ZQ, 8.00%, 7/25/24	555,085	646,752
Series 1996-35, Class Z, 7.00%, 7/25/26	180,856	206,336
Series 1998-16, Class H, 7.00%, 4/18/28	507,407	580,878
Series 1998-44, Class ZA, 6.50%, 7/20/28	909,369	1,037,298
Series 1999-25, Class Z, 6.00%, 6/25/29	1,121,533	1,241,536
Series 2000-2, Class ZE, 7.50%, 2/25/30	230,527	268,318
Series 2000-49, Class A, 8.00%, 3/18/27	682,753	804,222
Series 2001-31, Class ZA, 6.00%, 7/25/31	7,404,216	8,196,324
Series 2001-37, Class GA, 8.00%, 7/25/16	40,538	42,977
Series 2001-74, Class QE, 6.00%, 12/25/31	2,389,523	2,632,425
Series 2009-48, Class WA, 5.832%, 7/25/39(7)	9,397,396	10,528,475
Series 2011-38, Class SA, 12.989%, 5/25/41(8)	10,181,731	10,590,632
Series G48, Class Z, 7.10%, 12/25/21	664,973	740,993
Series G92-60, Class Z, 7.00%, 10/25/22	1,496,533	1,655,798
Series G93-1, Class K, 6.675%, 1/25/23	1,012,716	1,134,841
Series G93-31, Class PN, 7.00%, 9/25/23	3,028,243	3,429,681

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series G93-41, Class ZQ, 7.00%, 12/25/23	$6,182,748	$7,004,373
Series G94-7, Class PJ, 7.50%, 5/17/24	991,015	1,143,980

		$63,506,951

Government National Mortgage Association:
Series 1994-7, Class PQ, 6.50%, 10/16/24	$688,129	$779,633
Series 1996-22, Class Z, 7.00%, 10/16/26	547,475	622,507
Series 1999-42, Class Z, 8.00%, 11/16/29	1,638,612	1,942,535
Series 2000-21, Class Z, 9.00%, 3/16/30	2,374,945	2,894,977
Series 2001-35, Class K, 6.45%, 10/26/23	225,736	253,662

		$6,493,314

Total Collateralized Mortgage Obligations (identified cost $73,492,787)		$77,688,120

Mortgage Pass-Throughs — 16.4%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.452%, with maturity at 2036(9)	$5,783,382	$6,140,095
2.901%, with maturity at 2035(9)	4,847,416	5,145,993
3.247%, with maturity at 2029(9)	821,274	836,632
3.291%, with maturity at 2023(9)	203,458	213,718
4.328%, with maturity at 2030(9)	1,195,203	1,302,375
4.50%, with various maturities to 2035	2,859,035	3,024,059
5.00%, with various maturities to 2019	2,153,544	2,281,862
5.50%, with various maturities to 2019	6,623,879	7,013,171
6.00%, with various maturities to 2035	45,479,184	50,605,908
6.50%, with various maturities to 2033	39,123,855	43,937,917
6.60%, with maturity at 2030	2,126,713	2,491,993
7.00%, with various maturities to 2036	39,764,589	45,895,223
7.31%, with maturity at 2026	137,062	151,546
7.50%, with various maturities to 2035	23,370,995	27,392,421
7.95%, with maturity at 2022	332,483	388,114
8.00%, with various maturities to 2034	8,714,187	10,449,729
8.15%, with maturity at 2021	156,275	180,667
8.30%, with maturity at 2021	40,269	44,622
8.47%, with maturity at 2018	65,206	70,881
8.50%, with various maturities to 2028	789,291	929,365
9.00%, with various maturities to 2027	1,475,218	1,741,503
9.50%, with maturity at 2027	163,447	184,519
9.75%, with maturity at 2016	878	929
10.00%, with various maturities to 2020	425,434	482,630
10.50%, with maturity at 2021	260,047	297,339
11.00%, with maturity at 2016	213,287	231,683

		$211,434,894

Security	Principal Amount	Value

Federal National Mortgage Association:
2.204%, with various maturities to 2035(9)	$39,307,886	$40,935,804
2.205%, with various maturities to 2038(9)	1,464,634	1,521,674
2.206%, with maturity at 2022(9)	1,672,298	1,718,088
2.273%, with maturity at 2035(9)	4,558,063	4,727,090
2.275%, with maturity at 2028(9)	232,258	242,960
2.354%, with maturity at 2025(9)	1,165,336	1,210,536
2.554%, with maturity at 2024(9)	866,010	903,748
3.159%, with maturity at 2023(9)	113,570	117,952
3.661%, with maturity at 2034(9)	3,014,316	3,284,604
3.769%, with maturity at 2035(9)	9,721,040	10,592,706
4.042%, with maturity at 2035(9)	8,134,026	8,863,388
5.00%, with various maturities to 2033	4,216,421	4,523,025
5.50%, with various maturities to 2023	10,829,729	11,460,803
6.00%, with various maturities to 2038(10)	283,420,547	311,621,010
6.322%, with maturity at 2032(9)	3,042,248	3,354,641
6.50%, with various maturities to 2038	123,436,275	137,456,916
7.00%, with various maturities to 2037	96,417,277	111,054,681
7.07%, with maturity at 2025(9)	107,781	115,320
7.50%, with various maturities to 2037(10)	68,616,506	79,963,619
8.00%, with various maturities to 2030	5,381,036	6,428,485
8.50%, with various maturities to 2037	9,369,675	11,263,798
9.00%, with various maturities to 2032	2,464,096	2,840,647
9.092%, with maturity at 2028(7)	285,919	317,551
9.50%, with various maturities to 2031	2,108,852	2,527,581
10.347%, with maturity at 2027(7)	298,401	341,931
10.50%, with maturity at 2029	251,693	302,511
11.00%, with maturity at 2016	2,219	2,275
11.50%, with maturity at 2031	323,159	407,631

		$758,100,975

Government National Mortgage Association:
2.00%, with maturity at 2024(9)	$501,295	$520,908
6.00%, with various maturities to 2033	38,565,677	43,071,164
6.50%, with various maturities to 2032	17,629,858	20,192,855
7.00%, with various maturities to 2035	36,144,646	42,251,633
7.50%, with various maturities to 2031	5,822,678	6,803,317
7.75%, with maturity at 2019	27,892	32,025
8.00%, with various maturities to 2034	13,643,489	16,109,766
8.30%, with various maturities to 2020	58,058	63,845
8.50%, with various maturities to 2021	627,128	690,448
9.00%, with various maturities to 2025	286,868	338,996
9.50%, with various maturities to 2026	1,111,547	1,381,883

		$131,456,840

Total Mortgage Pass-Throughs (identified cost $1,082,340,552)		$1,100,992,709

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

U.S. Government Agency Obligations — 4.7%

Security	Principal Amount	Value

Federal Home Loan Bank:
4.125%, 12/13/19	$20,000,000	$22,380,000
4.125%, 3/13/20	65,000,000	72,508,215
4.625%, 9/11/20	19,325,000	22,086,871
5.25%, 12/11/20	11,545,000	13,638,039
5.25%, 12/9/22	14,850,000	17,421,901
5.365%, 9/9/24	12,700,000	14,927,961
5.375%, 9/30/22	49,780,000	59,126,544
5.375%, 8/15/24	22,000,000	25,932,676
5.625%, 6/11/21	12,850,000	15,498,411
5.75%, 6/12/26	14,850,000	17,868,960

		$281,389,578

United States Agency for International Development — Israel:
5.50%, 12/4/23	$5,000,000	$5,982,280
5.50%, 4/26/24	22,500,000	27,027,428

		$33,009,708

Total U.S. Government Agency Obligations (identified cost $289,461,799)		$314,399,286

U.S. Treasury Obligations — 13.0%

Security	Principal Amount	Value
U.S. Treasury Bond, 7.875%, 2/15/21(10)	$1,500,000	$2,107,032
U.S. Treasury Bond, 11.25%, 2/15/15(10)	250,000,000	285,556,750
U.S. Treasury Note, 4.00%, 2/15/14(10)	212,100,000	214,494,397
U.S. Treasury Note, 4.25%, 11/15/13(10)	158,200,000	158,450,272
U.S. Treasury Note, 4.75%, 5/15/14(10)	206,500,000	211,658,370

Total U.S. Treasury Obligations (identified cost $871,609,609)		$872,266,821

Total Debt Obligations — United States (identified cost $2,317,426,376)		$2,365,980,046

Common Stocks — 0.5%

Security	Shares	Value

Germany — 0.4%
Deutsche EuroShop AG	162,895	$7,241,735
Deutsche Wohnen AG	399,964	7,522,056
GSW Immobilien AG	163,401	7,598,623

Total Germany		$22,362,414

Security	Shares	Value

Luxembourg — 0.1%
GAGFAH SA(11)	542,425	$7,688,777

Total Luxembourg		$7,688,777

Total Common Stocks (identified cost $22,132,599)		$30,051,191

Precious Metals — 2.3%

Description	Troy Ounces	Value
Platinum(11)	104,260	$151,176,768

Total Precious Metals (identified cost $182,943,855)		$151,176,768

Currency Call Options Purchased — 0.0%(4)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Colombian Peso	Bank of America	COP	10,531,260	COP	1,845.00	6/12/14	$37,370
Colombian Peso	Citibank NA	COP	61,529,039	COP	1,757.00	2/18/14	35,669
Colombian Peso	Citibank NA	COP	58,748,079	COP	1,757.00	2/18/14	34,056
Colombian Peso	Citibank NA	COP	58,160,190	COP	1,757.00	2/18/14	33,716
Colombian Peso	Citibank NA	COP	39,329,400	COP	1,757.00	2/18/14	22,799
Colombian Peso	Citibank NA	COP	24,390,186	COP	1,757.00	2/18/14	14,139
Colombian Peso	Citibank NA	COP	119,991,420	COP	1,845.00	6/12/14	425,791
Colombian Peso	JPMorgan Chase Bank	COP	23,314,690	COP	1,757.00	2/18/14	13,516
Colombian Peso	JPMorgan Chase Bank	COP	18,580,951	COP	1,757.00	2/18/14	10,771
Colombian Peso	JPMorgan Chase Bank	COP	14,352,100	COP	1,757.00	2/18/14	8,320
Indian Rupee	Deutsche Bank	INR	2,834,553	INR	57.00	6/16/14	63,156
Indian Rupee	Goldman Sachs International	INR	2,679,061	INR	56.50	6/9/14	47,702
Indian Rupee	Goldman Sachs International	INR	3,556,520	INR	59.00	7/1/14	191,690
Indian Rupee	JPMorgan Chase Bank	INR	2,667,478	INR	56.50	6/9/14	47,495
Indian Rupee	JPMorgan Chase Bank	INR	2,512,845	INR	57.00	6/16/14	55,988
Indian Rupee	JPMorgan Chase Bank	INR	4,323,539	INR	58.00	6/19/14	148,044
Indian Rupee	JPMorgan Chase Bank	INR	3,387,190	INR	59.00	7/1/14	182,564

Total Currency Call Options Purchased (identified cost $9,574,251)							$1,372,786

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Currency Put Options Purchased — 0.0%(4)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price	Expiration Date	Value

British Pound Sterling	Bank of America	GBP	166,991	GBP 1.35	3/13/14	$41,234
British Pound Sterling	Citibank NA	GBP	123,052	GBP 1.40	3/13/14	71,029
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP	79,501	GBP 1.35	3/13/14	19,631
Yuan Renminbi	Goldman Sachs International	CNY	226,620	CNY 6.35	10/7/14	139,478
Yuan Renminbi	JPMorgan Chase Bank	CNY	210,210	CNY 6.35	10/7/14	129,378
Yuan Renminbi	Standard Chartered Bank	CNY	429,950	CNY 6.25	4/7/14	86,561
Yuan Renminbi Offshore	Goldman Sachs International	CNH	429,950	CNH 6.25	4/4/14	92,377
Yuan Renminbi Offshore	Standard Chartered Bank	CNH	436,830	CNH 6.35	10/6/14	272,031

Total Currency Put Options Purchased (identified cost $7,603,701)						$851,719

Interest Rate Swaptions Purchased — 0.0%(4)

Description	Counterparty	Expiration Date	Notional Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 4.60%	Deutsche Bank	8/26/14	$99,600,000	$986,837

Total Interest Rate Swaptions Purchased (identified cost $6,205,080)				$986,837

Call Options Purchased — 0.1%

Description	Counterparty	Number of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

KOSPI 200 Index	Goldman Sachs International	1,018,000	KRW 300.00	8/14/14	$5,113,516

Total Call Options Purchased (identified cost $2,782,551)					$5,113,516

Short-Term Investments — 31.7%

Foreign Government Securities — 13.2%

Security		Principal Amount (000’s omitted)	Value

Kenya — 1.0%
Kenya Treasury Bill, 0.00%, 4/14/14	KES	1,379,200	$15,455,091
Kenya Treasury Bill, 0.00%, 4/21/14	KES	1,481,600	16,567,944
Kenya Treasury Bill, 0.00%, 6/9/14	KES	736,000	8,117,509
Kenya Treasury Bill, 0.00%, 6/16/14	KES	620,000	6,824,629
Kenya Treasury Bill, 0.00%, 8/18/14	KES	240,000	2,595,158
Kenya Treasury Bill, 0.00%, 9/22/14	KES	971,800	10,404,490
Kenya Treasury Bill, 0.00%, 9/29/14	KES	77,600	829,169
Kenya Treasury Bill, 0.00%, 10/20/14	KES	406,200	4,314,511

Total Kenya			$65,108,501

Lebanon — 1.0%
Lebanon Treasury Bill, 0.00%, 11/7/13	LBP	1,651,910	$1,095,524
Lebanon Treasury Bill, 0.00%, 11/21/13	LBP	13,920,650	9,216,037
Lebanon Treasury Bill, 0.00%, 12/19/13	LBP	5,334,890	3,519,478
Lebanon Treasury Bill, 0.00%, 1/2/14	LBP	11,769,410	7,750,137
Lebanon Treasury Bill, 0.00%, 1/16/14	LBP	24,605,000	16,171,924
Lebanon Treasury Bill, 0.00%, 1/30/14	LBP	1,428,620	937,286
Lebanon Treasury Bill, 0.00%, 4/10/14	LBP	6,772,560	4,398,426
Lebanon Treasury Bill, 0.00%, 4/17/14	LBP	7,185,560	4,662,165
Lebanon Treasury Bill, 0.00%, 5/29/14	LBP	4,849,740	3,126,663
Lebanon Treasury Bill, 0.00%, 6/12/14	LBP	5,792,720	3,727,232
Lebanon Treasury Bill, 0.00%, 7/10/14	LBP	12,230,260	7,838,211
Lebanon Treasury Bill, 0.00%, 7/24/14	LBP	4,783,000	3,058,588

Total Lebanon			$65,501,671

Malaysia — 1.7%
Bank Negara Monetary Note, 0.00%, 11/12/13	MYR	106,868	$33,837,376
Bank Negara Monetary Note, 0.00%, 11/19/13	MYR	244,353	77,326,161
Bank Negara Monetary Note, 0.00%, 12/10/13	MYR	7,100	2,243,225

Total Malaysia			$113,406,762

Mexico — 1.1%
Mexico Cetes, 0.00%, 3/6/14	MXN	433,925	$32,874,668
Mexico Cetes, 0.00%, 4/3/14	MXN	404,410	30,554,136
Mexico Cetes, 0.00%, 6/26/14	MXN	123,580	9,259,277

Total Mexico			$72,688,081

Nigeria — 2.0%
Nigeria Treasury Bill, 0.00%, 11/7/13	NGN	1,230,056	$7,739,367
Nigeria Treasury Bill, 0.00%, 11/14/13	NGN	2,730,215	17,124,667

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Nigeria (continued)
Nigeria Treasury Bill, 0.00%, 11/21/13	NGN	616,100	$3,861,056
Nigeria Treasury Bill, 0.00%, 12/12/13	NGN	1,023,800	6,365,035
Nigeria Treasury Bill, 0.00%, 12/19/13	NGN	1,692,100	10,491,659
Nigeria Treasury Bill, 0.00%, 1/2/14	NGN	1,377,600	8,493,173
Nigeria Treasury Bill, 0.00%, 1/9/14	NGN	12,747,065	78,500,119
Nigeria Treasury Bill, 0.00%, 2/6/14	NGN	223,300	1,359,783
Nigeria Treasury Bill, 0.00%, 2/20/14	NGN	234,400	1,423,287

Total Nigeria			$135,358,146

Philippines — 2.4%
Philippine Treasury Bill, 0.00%, 11/6/13	PHP	2,347,120	$54,318,614
Philippine Treasury Bill, 0.00%, 12/11/13	PHP	200,000	4,628,096
Philippine Treasury Bill, 0.00%, 1/2/14	PHP	543,750	12,581,873
Philippine Treasury Bill, 0.00%, 1/8/14	PHP	609,830	14,110,542
Philippine Treasury Bill, 0.00%, 2/5/14	PHP	1,025,900	23,736,508
Philippine Treasury Bill, 0.00%, 4/10/14	PHP	1,380,880	31,941,378
Philippine Treasury Bill, 0.00%, 10/8/14	PHP	780,900	18,029,983

Total Philippines			$159,346,994

Romania — 0.6%
Romania Treasury Bill, 0.00%, 1/15/14	RON	125,400	$38,144,119

Total Romania			$38,144,119

Serbia — 0.5%
Serbia Treasury Bill, 0.00%, 2/20/14	RSD	52,450	$606,021
Serbia Treasury Bill, 0.00%, 4/3/14	RSD	810,400	9,252,399
Serbia Treasury Bill, 0.00%, 5/29/14	RSD	1,313,930	14,756,911
Serbia Treasury Bill, 0.00%, 11/6/14	RSD	1,230,840	13,201,782

Total Serbia			$37,817,113

Singapore — 0.0%(4)
Singapore Treasury Bill, 0.00%, 3/21/14	SGD	1,101	$885,590

Total Singapore			$885,590

Sri Lanka — 2.0%
Sri Lanka Treasury Bill, 0.00%, 11/1/13	LKR	669,390	$5,112,784
Sri Lanka Treasury Bill, 0.00%, 12/6/13	LKR	1,490,130	11,304,715
Sri Lanka Treasury Bill, 0.00%, 12/20/13	LKR	2,111,800	15,970,633
Sri Lanka Treasury Bill, 0.00%, 2/21/14	LKR	2,028,500	15,112,569
Sri Lanka Treasury Bill, 0.00%, 2/28/14	LKR	719,480	5,350,473
Sri Lanka Treasury Bill, 0.00%, 3/7/14	LKR	2,976,230	22,092,498
Sri Lanka Treasury Bill, 0.00%, 3/21/14	LKR	1,557,360	11,518,014
Sri Lanka Treasury Bill, 0.00%, 3/28/14	LKR	1,828,620	13,499,054

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Treasury Bill, 0.00%, 4/4/14	LKR	202,200	$1,489,852
Sri Lanka Treasury Bill, 0.00%, 4/11/14	LKR	170,430	1,253,571
Sri Lanka Treasury Bill, 0.00%, 4/25/14	LKR	224,870	1,648,270
Sri Lanka Treasury Bill, 0.00%, 5/9/14	LKR	355,830	2,598,803
Sri Lanka Treasury Bill, 0.00%, 6/27/14	LKR	109,690	790,200
Sri Lanka Treasury Bill, 0.00%, 7/25/14	LKR	295,330	2,110,833
Sri Lanka Treasury Bill, 0.00%, 10/3/14	LKR	981,420	6,882,612
Sri Lanka Treasury Bill, 0.00%, 10/17/14	LKR	973,060	6,802,003
Sri Lanka Treasury Bill, 0.00%, 10/31/14	LKR	1,427,800	9,949,115

Total Sri Lanka			$133,485,999

Uruguay — 0.4%
Monetary Regulation Bill, 0.00%, 1/31/14(2)	UYU	14,405	$662,836
Monetary Regulation Bill, 0.00%, 4/16/14(2)	UYU	250,058	11,387,476
Monetary Regulation Bill, 0.00%, 5/16/14(2)	UYU	348,922	15,818,540
Monetary Regulation Bill, 0.00%, 8/29/14	UYU	23,776	984,543
Monetary Regulation Bill, 0.00%, 8/29/14(2)	UYU	21,674	969,095

Total Uruguay			$29,822,490

Zambia — 0.5%
Zambia Treasury Bill, 0.00%, 7/28/14	ZMW	14,780	$2,463,174
Zambia Treasury Bill, 0.00%, 8/11/14	ZMW	51,950	8,593,646
Zambia Treasury Bill, 0.00%, 8/25/14	ZMW	45,200	7,430,806
Zambia Treasury Bill, 0.00%, 9/8/14	ZMW	29,470	4,819,972
Zambia Treasury Bill, 0.00%, 9/22/14	ZMW	55,060	8,937,561

Total Zambia			$32,245,159

Total Foreign Government Securities (identified cost $892,818,052)			$883,810,625

U.S. Treasury Obligations — 6.9%

Security	Principal Amount (000’s omitted)		Value
U.S. Treasury Bill, 0.00%, 11/7/13		$135,000	$134,999,595
U.S. Treasury Bill, 0.00%, 11/14/13		50,000	49,999,700
U.S. Treasury Bill, 0.00%, 12/5/13		155,500	155,494,869
U.S. Treasury Bill, 0.00%, 12/19/13(10)		54,400	54,397,715
U.S. Treasury Bill, 0.00%, 1/9/14		64,800	64,796,760

Total U.S. Treasury Obligations (identified cost $459,696,178)			$459,688,639

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Repurchase Agreements — 10.4%

Description		Principal Amount (000’s omitted)	Value

Bank of America:
Dated 10/21/13 with an interest rate of 0.35%, collateralized by USD 10,000,000 Turkey Government Bond 7.50%, due 7/14/17 and a market value, including accrued interest, of $11,710,417.(12)	USD	11,743	$11,743,000
Dated 10/23/13 with a maturity date of 11/13/13, an interest rate of 0.07% payable by the Portfolio and repurchase proceeds of EUR 73,885,390, collateralized by EUR 65,620,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $100,523,838.	EUR	73,888	100,321,542
Dated 10/24/13 with a maturity date of 11/8/13, an interest rate of 0.09% payable by the Portfolio and repurchase proceeds of EUR 48,976,061, collateralized by EUR 43,520,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $66,668,659.	EUR	48,977	66,499,041
Dated 10/24/13 with a maturity date of 11/21/13, an interest rate of 0.42% payable by the Portfolio and repurchase proceeds of EUR 16,992,851, collateralized by EUR 14,700,000 European Investment Bank 3.625%, due 1/15/21 and a market value, including accrued interest, of $23,241,106.	EUR	16,998	23,078,493
Dated 10/29/13 with a maturity date of 12/5/13, an interest rate of 0.45% payable by the Portfolio and repurchase proceeds of USD 13,457,178, collateralized by USD 13,570,000 Dominican Republic International Bond 5.875%, due 4/18/24 and a market value, including accrued interest, of $13,442,734.	USD	13,463	13,463,068
Dated 10/31/13 with a maturity date of 11/21/13, an interest rate of 0.42% payable by the Portfolio and repurchase proceeds of EUR 22,317,913, collateralized by EUR 18,300,000 European Investment Bank 4.625%, due 4/15/20 and a market value, including accrued interest, of $30,416,485.	EUR	22,322	30,308,141
Dated 10/31/13 with a maturity date of 11/21/13, an interest rate of 0.42% payable by the Portfolio and repurchase proceeds of EUR 24,570,814, collateralized by EUR 20,760,000 European Investment Bank 4.25%, due 4/15/19 and a market value, including accrued interest, of $33,456,120.	EUR	24,576	33,367,623

Description		Principal Amount (000’s omitted)	Value

Barclays Bank PLC:
Dated 9/20/13 with an interest rate of 0.50%, collateralized by USD 7,000,000 Bolivarian Republic of Venezuela 4.90%, due 10/28/14 and a market value, including accrued interest, of $6,600,358.(12)	USD	6,904	$6,903,750
Dated 9/27/13 with an interest rate of 0.50%, collateralized by USD 8,000,000 Bolivarian Republic of Venezuela 5.50%, due 4/12/37 and a market value, including accrued interest, of $4,763,222.(12)	USD	4,780	4,780,000
Dated 10/11/13 with a maturity date of 11/15/13, an interest rate of 0.00% and repurchase proceeds of USD 9,192,262, collateralized by USD 8,090,000 Qatar Government International Bond 5.25%, due 1/20/20 and a market value, including accrued interest, of $9,321,534.	USD	9,192	9,192,262
Dated 10/11/13 with a maturity date of 11/15/13, an interest rate of 0.10% payable by the Portfolio and repurchase proceeds of USD 22,381,229, collateralized by USD 23,225,000 SoQ Sukuk A Q.S.C. 3.241%, due 1/18/23 and a market value, including accrued interest, of $22,889,930.	USD	22,383	22,383,094
Dated 10/11/13 with a maturity date of 11/15/13, an interest rate of 0.15% payable by the Portfolio and repurchase proceeds of USD 7,678,740, collateralized by USD 6,440,000 Qatar Government International Bond 6.55%, due 4/9/19 and a market value, including accrued interest, of $7,785,978.	USD	7,680	7,679,700
Dated 10/15/13 with a maturity date of 11/18/13, an interest rate of 0.55% payable by the Portfolio and repurchase proceeds of USD 6,832,847, collateralized by USD 6,243,000 Qatar Government International Bond 5.75%, due 1/20/42 and a market value, including accrued interest, of $6,936,797.	USD	6,836	6,836,085
Dated 10/15/13 with a maturity date of 11/18/13, an interest rate of 0.35% payable by the Portfolio and repurchase proceeds of USD 15,306,136, collateralized by USD 13,460,000 Dominican Republic International Bond 8.625%, due 4/20/27 and a market value, including accrued interest, of $15,231,813.	USD	15,311	15,310,750
Dated 10/21/13 with a maturity date of 11/22/13, an interest rate of 0.10% and repurchase proceeds of USD 560,484, collateralized by USD 490,000 Qatar Government International Bond 5.25%, due 1/20/20 and a market value, including accrued interest, of $564,592.	USD	560	560,438

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Description		Principal Amount (000’s omitted)	Value

Barclays Bank PLC: (continued)
Dated 10/21/13 with a maturity date of 11/22/13, an interest rate of 0.20% payable by the Portfolio and repurchase proceeds of USD 2,164,151, collateralized by USD 2,220,000 SoQ Sukuk A Q.S.C. 3.241%, due 1/18/23 and a market value, including accrued interest, of $2,187,972.	USD	2,165	$2,164,500
Dated 10/25/13 with a maturity date of 11/27/13, an interest rate of 0.08% payable by the Portfolio and repurchase proceeds of EUR 40,640,455, collateralized by EUR 36,087,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $55,881,540.	EUR	40,643	55,182,982
Dated 10/25/13 with a maturity date of 11/27/13, an interest rate of 0.15% payable by the Portfolio and repurchase proceeds of USD 6,645,535, collateralized by USD 6,808,000 Dominican Republic International Bond 5.875%, due 4/18/24 and a market value, including accrued interest, of $6,744,151.	USD	6,646	6,646,310
Dated 10/30/13 with a maturity date of 12/5/13, an interest rate of 0.20% payable by the Portfolio and repurchase proceeds of USD 2,386,081, collateralized by USD 2,429,000 SoQ Sukuk A Q.S.C. 3.241%, due 1/18/23 and a market value, including accrued interest, of $2,393,956.	USD	2,386	2,386,492
JPMorgan Chase Bank:
Dated 10/11/13 with an interest rate of 0.40%, collateralized by USD 10,000,000 Bolivarian Republic of Venezuela 7.75%, due 10/13/19 and a market value, including accrued interest, of $8,288,750.(12)	USD	8,200	8,200,000
Dated 10/11/13 with an interest rate of 0.40%, collateralized by USD 12,000,000 Bolivarian Republic of Venezuela 5.00%, due 10/28/15 and a market value, including accrued interest, of $10,475,000.(12)	USD	10,740	10,740,000
Nomura International PLC:
Dated 10/2/13 with a maturity date of 11/6/13, an interest rate of 0.04% payable by the Portfolio and repurchase proceeds of EUR 56,465,126, collateralized by EUR 48,250,000 Government of France 3.75%, due 10/25/19 and a market value, including accrued interest, of $75,059,767.	EUR	56,467	76,668,040
Dated 10/2/13 with a maturity date of 11/6/13, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of USD 9,446,044, collateralized by USD 8,760,000 Qatar Government International Bond 4.50%, due 1/20/22 and a market value, including accrued interest, of $9,615,195.	USD	9,450	9,449,981

Description		Principal Amount (000’s omitted)	Value

Nomura International PLC: (continued)
Dated 10/7/13 with a maturity date of 11/8/13, an interest rate of 0.09% payable by the Portfolio and repurchase proceeds of EUR 16,180,006, collateralized by EUR 15,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $22,360,024.	EUR	16,181	$21,970,039
Dated 10/11/13 with a maturity date of 11/18/13, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of USD 9,108,520, collateralized by USD 7,638,000 Qatar Government International Bond 6.55%, due 4/9/19 and a market value, including accrued interest, of $9,234,363.	USD	9,113	9,112,697
Dated 10/11/13 with a maturity date of 11/18/13, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of USD 11,783,357, collateralized by USD 9,881,000 Qatar Government International Bond 6.55%, due 4/9/19 and a market value, including accrued interest, of $11,946,156.	USD	11,789	11,788,760
Dated 10/21/13 with a maturity date of 11/11/13, an interest rate of 0.01% and repurchase proceeds of EUR 64,511,677, collateralized by EUR 57,600,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $88,828,280.	EUR	64,512	87,591,122
Dated 10/23/13 with a maturity date of 12/9/13, an interest rate of 0.00% and repurchase proceeds of EUR 31,091,411, collateralized by EUR 30,900,000 Bundesrepublik Deutschland 0.50%, due 4/7/17 and a market value, including accrued interest, of $42,338,098.	EUR	31,091	42,214,341

Total Repurchase Agreements (identified cost $701,775,129)			$696,542,251

Other — 1.2%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(13)		$83,254	$83,253,953

Total Other (identified cost $83,253,953)			$83,253,953

Total Short-Term Investments (identified cost $2,137,543,312)			$2,123,295,468

Total Investments — 106.9% (identified cost $7,138,735,120)			$7,153,345,116

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Currency Put Options Written — (0.1)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Indian Rupee	Deutsche Bank	INR 2,725,627	INR 67.00	6/16/14	$(1,138,458)
Indian Rupee	Goldman Sachs International	INR 2,438,735	INR 65.00	6/9/14	(1,414,729)
Indian Rupee	Goldman Sachs International	INR 4,340,160	INR 72.00	7/1/14	(890,456)
Indian Rupee	JPMorgan Chase Bank	INR 2,482,090	INR 65.00	6/9/14	(1,439,880)
Indian Rupee	JPMorgan Chase Bank	INR 2,302,723	INR 67.00	6/16/14	(961,816)
Indian Rupee	JPMorgan Chase Bank	INR 5,218,064	INR 70.00	6/19/14	(1,351,180)
Indian Rupee	JPMorgan Chase Bank	INR 4,133,520	INR 72.00	7/1/14	(848,061)

Total Currency Put Options Written (premiums received $6,399,976)					$(8,044,580)

Other Assets, Less Liabilities — (6.8)%					$(454,313,740)

Net Assets — 100.0%					$6,690,986,796

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CNH	–	Yuan Renminbi Offshore
CNY	–	Yuan Renminbi
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
EUR	–	Euro
GBP	–	British Pound Sterling
GHS	–	Ghanaian Cedi
INR	–	Indian Rupee
JOD	–	Jordanian Dinar
KES	–	Kenyan Shilling
KRW	–	South Korean Won
LBP	–	Lebanese Pound
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
PHP	–	Philippine Peso
RON	–	Romanian Leu
RSD	–	Serbian Dinar
SGD	–	Singapore Dollar
TRY	–	New Turkish Lira
USD	–	United States Dollar
UYU	–	Uruguayan Peso
ZMW	–	Zambian Kwacha
(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2013, the aggregate value of these securities is $329,777,957 or 4.9% of the Portfolio’s net assets.

(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)	Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $229,667,093 or 3.4% of the Portfolio’s net assets.

(4)	Amount is less than 0.05%.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(6)	Floating-rate security.

(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2013.

(8)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2013.

(9)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2013.

(10)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(11)	Non-income producing.

(12)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(13)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

Securities Sold Short — (9.3)%

Foreign Government Bonds — (9.3)%

Security		Principal Amount (000’s omitted)	Value

Belgium — (1.3)%
Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(57,600)	$(88,555,094)

Total Belgium			$(88,555,094)

Dominican Republic — (0.5)%
Dominican Republic International Bond, 5.875%, 4/18/24	USD	(13,570)	$(13,413,945)
Dominican Republic International Bond, 5.875%, 4/18/24	USD	(6,808)	(6,729,708)
Dominican Republic International Bond, 8.625%, 4/20/27	USD	(13,460)	(15,196,340)

Total Dominican Republic			$(35,339,993)

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

France — (4.0)%
Government of France, 3.75%, 4/25/17	EUR	(109,140)	$(164,299,850)
Government of France, 3.75%, 10/25/19	EUR	(48,250)	(75,012,653)
Government of France, 4.00%, 10/25/38	EUR	(18,038)	(27,913,465)

Total France			$(267,225,968)

Germany — (0.7)%
Bundesrepublik Deutschland, 0.50%, 4/7/17	EUR	(30,900)	$(42,218,556)

Total Germany			$(42,218,556)

Qatar — (1.2)%
Qatar Government International Bond, 4.50%, 1/20/22	USD	(8,760)	$(9,504,600)
Qatar Government International Bond, 5.25%, 1/20/20	USD	(8,580)	(9,759,750)
Qatar Government International Bond, 5.75%, 1/20/42	USD	(6,243)	(6,836,085)
Qatar Government International Bond, 6.55%, 4/9/19	USD	(23,959)	(28,870,595)
SoQ Sukuk A Q.S.C., 3.241%, 1/18/23	USD	(27,874)	(27,213,386)

Total Qatar			$(82,184,416)

Spain — (0.3)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(15,000)	$(22,118,754)

Total Spain			$(22,118,754)

Supranational — (1.3)%
European Investment Bank, 3.625%, 1/15/21	EUR	(14,700)	$(22,666,261)
European Investment Bank, 4.25%, 4/15/19	EUR	(20,760)	(32,799,714)
European Investment Bank, 4.625%, 4/15/20	EUR	(18,300)	(29,786,805)

Total Supranational			$(85,252,780)

Total Foreign Government Bonds (proceeds $587,767,636)			$(622,895,561)

Total Securities Sold Short (proceeds $587,767,636)			$(622,895,561)

EUR	–	Euro
USD	–	United States Dollar

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2013
Investments —
Securities of unaffiliated issuers, at value (identified cost, $6,872,537,312)	$6,918,914,395
Affiliated investment, at value (identified cost, $83,253,953)	83,253,953
Precious metals, at value (identified cost, $182,943,855)	151,176,768
Total Investments, at value (identified cost, $7,138,735,120)	$7,153,345,116
Cash	$27,603,902
Restricted cash*	3,783,901
Foreign currency, at value (identified cost, $42,065,825)	41,860,506
Interest receivable	60,646,009
Interest receivable from affiliated investment	18,064
Receivable for investments sold	87,465,192
Receivable for variation margin on open futures contracts	263,385
Receivable for open forward foreign currency exchange contracts	20,370,459
Receivable for open swap contracts	111,007,083
Premium receivable on open swap contracts	109,789
Premium paid on open swap contracts	107,020,105
Tax reclaims receivable	107,165
Total assets	$7,613,600,676

Liabilities
Written options outstanding, at value (premiums received, $6,399,976)	$8,044,580
Payable for investments purchased	131,719,522
Payable for variation margin on open centrally cleared swap contracts	151,341
Payable for open forward foreign currency exchange contracts	53,815,518
Payable for open swap contracts	66,097,907
Premium payable on open swap contracts	1,053,879
Premium received on open swap contracts	27,609,165
Payable for securities sold short, at value (proceeds, $587,767,636)	622,895,561
Payable to affiliates:
Investment adviser fee	3,065,652
Trustees’ fees	5,667
Interest payable	7,015,438
Accrued expenses	1,139,650
Total liabilities	$922,613,880
Net Assets applicable to investors’ interest in Portfolio	$6,690,986,796

Sources of Net Assets
Investors’ capital	$6,739,561,662
Net unrealized depreciation	(48,574,866)
Total	$6,690,986,796

*	Represents restricted cash on deposit at the broker for open centrally cleared swap contracts.

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest (net of foreign taxes, $1,820,937)	$295,019,665
Dividends (net of foreign taxes, $290,809)	1,516,101
Interest allocated from affiliated investment	635,843
Expenses allocated from affiliated investment	(76,167)
Total investment income	$297,095,442

Expenses
Investment adviser fee	$37,944,652
Trustees’ fees and expenses	68,000
Custodian fee	5,816,438
Legal and accounting services	420,655
Interest expense and fees	1,605,942
Interest expense on securities sold short	20,715,089
Miscellaneous	527,885
Total expenses	$67,098,661
Deduct —
Reduction of custodian fee	$15,285
Total expense reductions	$15,285

Net expenses	$67,083,376

Net investment income	$230,012,066

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a gain of $21,024,965 from precious metals)	$(5,550,804)
Investment transactions allocated from affiliated investment	15,507
Written options	28,267,371
Securities sold short	(23,424,668)
Futures contracts	64,205,360
Swap contracts	(175,179,434)
Forward commodity contracts	(3,464,971)
Foreign currency and forward foreign currency exchange contract transactions	(40,496,584)
Net realized loss	$(155,628,223)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $39,711,831 from precious metals)	$(175,198,307)
Written options	(13,648,029)
Securities sold short	(5,619,926)
Futures contracts	(28,841,223)
Swap contracts	82,907,474
Forward commodity contracts	9,488,742
Foreign currency and forward foreign currency exchange contracts	(17,459,914)
Net change in unrealized appreciation (depreciation)	$(148,371,183)

Net realized and unrealized loss	$(303,999,406)

Net decrease in net assets from operations	$(73,987,340)

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$230,012,066	$314,128,214
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(155,628,223)	(54,352,047)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(148,371,183)	(6,741,139)
Net increase (decrease) in net assets from operations	$(73,987,340)	$253,035,028
Capital transactions —
Contributions	$803,496,564	$657,956,383
Withdrawals	(1,258,862,116)	(1,728,829,247)
Net decrease in net assets from capital transactions	$(455,365,552)	$(1,070,872,864)

Net decrease in net assets	$(529,352,892)	$(817,837,836)

Net Assets
At beginning of year	$7,220,339,688	$8,038,177,524
At end of year	$6,690,986,796	$7,220,339,688

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013		2012		2011		2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.92	%(2)	0.93	%(2)	0.75	%(2)	0.57%	0.72%
Net investment income	3.15%		4.10%		3.22%		2.67%	4.93%
Portfolio Turnover	56%		39%		33%		19%	25%

Total Return	(0.89)%		3.46%		0.79%		5.31%	12.10%

Net assets, end of year (000’s omitted)	$6,690,987		$7,220,340		$8,038,178		$9,007,025	$1,319,026

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes interest and dividend expense, primarily on securities sold short, of 0.31%, 0.30% and 0.11% for the years ended October 31, 2013, 2012 and 2011, respectively.

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund), Eaton Vance International (Cayman Islands) Strategic Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 93.5%, 4.7%, 0.9%, 0.5% and 0.1%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd., (the Subsidiary) a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2013 were $221,494,049 or 3.3% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

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Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder.

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Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreements, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade.

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Notes to Consolidated Financial Statements — continued

Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the present terms of the underlying swap contract.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

S  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent

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Notes to Consolidated Financial Statements — continued

of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.520% from $2 billion but less than $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $37,944,652 or 0.52% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$2,195,624,797	$2,515,836,481
U.S. Government and Agency Securities	435,936,448	372,131,152

	$2,631,561,245	$2,887,967,633

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,192,008,943

Gross unrealized appreciation	$68,112,894
Gross unrealized depreciation	(106,776,721)

Net unrealized depreciation	$(38,663,827)

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency and securities sold short, at October 31, 2013 on a federal income tax basis was $(7,920,997).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2013 is included in the Portfolio of investments.

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Notes to Consolidated Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/1/13	Japanese Yen 4,751,054,000	United States Dollar 48,414,931	Standard Chartered Bank	$97,490	$—	$97,490
11/1/13	Russian Ruble 718,702,877	United States Dollar 22,431,846	Bank of America	21,928	—	21,928
11/1/13	Russian Ruble 5,697,290,000	United States Dollar 177,821,370	HSBC Bank USA	173,825	—	173,825
11/1/13	Russian Ruble 4,871,079,450	United States Dollar 149,340,822	HSBC Bank USA	—	(2,544,602)	(2,544,602)
11/1/13	Russian Ruble 1,544,913,427	United States Dollar 47,354,104	Standard Chartered Bank	—	(817,936)	(817,936)
11/1/13	United States Dollar 22,469,998	Russian Ruble 718,702,877	Bank of America	—	(60,080)	(60,080)
11/1/13	United States Dollar 152,034,041	Russian Ruble 4,871,079,450	HSBC Bank USA	—	(148,617)	(148,617)
11/1/13	United States Dollar 178,151,657	Russian Ruble 5,697,290,000	HSBC Bank USA	—	(504,112)	(504,112)
11/1/13	United States Dollar 17,168,082	Japanese Yen 1,686,910,000	Nomura International PLC	—	(12,484)	(12,484)
11/1/13	United States Dollar 31,184,518	Japanese Yen 3,064,144,000	Nomura International PLC	—	(22,676)	(22,676)
11/1/13	United States Dollar 48,219,175	Russian Ruble 1,544,913,427	Standard Chartered Bank	—	(47,136)	(47,136)
11/4/13	Brazilian Real 53,874,000	United States Dollar 24,459,275	BNP Paribas	410,530	—	410,530
11/4/13	Brazilian Real 161,622,000	United States Dollar 70,967,384	BNP Paribas	—	(1,178,853)	(1,178,853)
11/4/13	Brazilian Real 107,748,000	United States Dollar 48,918,551	Morgan Stanley & Co. International PLC	821,059	—	821,059
11/4/13	United States Dollar 24,701,513	Brazilian Real 53,874,000	BNP Paribas	—	(652,767)	(652,767)
11/4/13	United States Dollar 73,377,826	Brazilian Real 161,622,000	BNP Paribas	—	(1,231,589)	(1,231,589)
11/4/13	United States Dollar 49,414,355	Brazilian Real 107,748,000	Morgan Stanley & Co. International PLC	—	(1,316,863)	(1,316,863)
11/5/13	Euro 136,478,000	United States Dollar 185,760,206	Goldman Sachs International	456,889	—	456,889
11/5/13	Indian Rupee 2,116,883,257	United States Dollar 30,597,431	Citibank NA	—	(3,848,640)	(3,848,640)
11/5/13	Indian Rupee 2,116,883,000	United States Dollar 34,471,308	Goldman Sachs International	25,241	—	25,241
11/5/13	Swiss Franc 25,827,000	United States Dollar 28,021,656	Goldman Sachs International	—	(442,783)	(442,783)
11/5/13	Swiss Franc 25,578,623	United States Dollar 27,283,574	Goldman Sachs International	—	(907,124)	(907,124)
11/5/13	Swiss Franc 69,580,680	United States Dollar 75,218,291	Goldman Sachs International	—	(1,467,930)	(1,467,930)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/5/13	Swiss Franc 47,311,600	United States Dollar 50,615,258	Goldman Sachs International	$—	$(1,527,777)	$(1,527,777)
11/5/13	United States Dollar 34,471,312	Indian Rupee 2,116,883,257	Citibank NA	—	(25,241)	(25,241)
11/5/13	United States Dollar 34,170,831	Indian Rupee 2,116,883,000	Goldman Sachs International	275,235	—	275,235
11/5/13	United States Dollar 185,820,805	Swiss Franc 168,297,903	Goldman Sachs International	—	(336,413)	(336,413)
11/5/13	United States Dollar 93,947,634	Euro 68,239,000	Goldman Sachs International	—	(1,295,976)	(1,295,976)
11/5/13	United States Dollar 94,171,662	Euro 68,239,000	Goldman Sachs International	—	(1,520,004)	(1,520,004)
11/6/13	Philippine Peso 1,347,120,000	United States Dollar 31,205,003	Deutsche Bank	32,494	—	32,494
11/6/13	Philippine Peso 2,145,763,528	United States Dollar 49,853,942	Goldman Sachs International	200,731	—	200,731
11/6/13	Philippine Peso 1,000,000,000	United States Dollar 23,161,552	Nomura International PLC	21,438	—	21,438
11/6/13	Philippine Peso 456,997,000	United States Dollar 10,610,564	Standard Chartered Bank	35,602	—	35,602
11/6/13	United States Dollar 11,768,281	Philippine Peso 511,626,000	Barclays Bank PLC	70,803	—	70,803
11/6/13	United States Dollar 3,971,409	Philippine Peso 172,657,000	Goldman Sachs International	23,894	—	23,894
11/6/13	United States Dollar 575,249	Philippine Peso 24,803,000	Standard Chartered Bank	—	(1,305)	(1,305)
11/12/13	Euro 38,672,058	United States Dollar 50,845,442	Bank of America	—	(1,662,445)	(1,662,445)
11/12/13	Euro 65,957,922	United States Dollar 86,720,486	Bank of America	—	(2,835,418)	(2,835,418)
11/12/13	Euro 6,961,287	United States Dollar 9,151,865	Goldman Sachs International	—	(299,985)	(299,985)
11/12/13	Euro 11,872,966	United States Dollar 15,609,150	Goldman Sachs International	—	(511,645)	(511,645)
11/12/13	Malaysian Ringgit 106,868,000	United States Dollar 32,775,563	Goldman Sachs International	—	(997,076)	(997,076)
11/12/13	Russian Ruble 3,212,777,000	United States Dollar 98,923,924	Bank of America	—	(1,131,028)	(1,131,028)
11/12/13	Russian Ruble 2,556,968,000	United States Dollar 78,841,141	HSBC Bank USA	—	(790,066)	(790,066)
11/12/13	United States Dollar 87,870,792	Euro 65,957,922	Bank of America	1,685,112	—	1,685,112
11/12/13	United States Dollar 13,081,576	Euro 9,728,864	Bank of America	128,015	—	128,015
11/12/13	United States Dollar 6,762,802	Euro 4,995,606	Bank of America	20,099	—	20,099
11/12/13	United States Dollar 6,125,984	Euro 4,511,449	Bank of America	—	(459)	(459)

41

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/12/13	United States Dollar 10,931,734	Euro 8,048,574	Bank of America	$—	$(3,595)	$(3,595)
11/12/13	United States Dollar 15,810,516	Euro 11,872,966	Goldman Sachs International	310,280	—	310,280
11/13/13	Euro 1,767,874	Romanian Leu 7,910,000	JPMorgan Chase Bank	19,805	—	19,805
11/18/13	Japanese Yen 19,671,581,000	United States Dollar 198,300,229	Goldman Sachs International	—	(1,769,225)	(1,769,225)
11/18/13	United States Dollar 12,883,775	Colombian Peso 24,459,203,000	Bank of America	26,011	—	26,011
11/18/13	United States Dollar 20,318,433	Indian Rupee 1,294,975,000	Barclays Bank PLC	562,816	—	562,816
11/18/13	United States Dollar 21,509,511	Colombian Peso 40,803,542,000	Citibank NA	26,963	—	26,963
11/18/13	United States Dollar 34,276,781	Japanese Yen 3,382,090,000	Goldman Sachs International	120,703	—	120,703
11/18/13	United States Dollar 66,511,853	Japanese Yen 6,458,853,000	Goldman Sachs International	—	(822,207)	(822,207)
11/18/13	United States Dollar 12,494,948	Indian Rupee 796,353,000	Standard Chartered Bank	346,107	—	346,107
11/19/13	Malaysian Ringgit 106,130,000	United States Dollar 32,538,247	Deutsche Bank	—	(919,875)	(919,875)
11/19/13	Malaysian Ringgit 50,255,000	United States Dollar 15,344,804	JPMorgan Chase Bank	—	(498,388)	(498,388)
11/19/13	Malaysian Ringgit 87,968,000	United States Dollar 26,974,120	Standard Chartered Bank	—	(758,322)	(758,322)
11/20/13	Chilean Peso 6,437,506,000	United States Dollar 12,370,304	JPMorgan Chase Bank	—	(167,443)	(167,443)
11/20/13	Chilean Peso 14,843,667,000	United States Dollar 28,545,513	Standard Chartered Bank	—	(364,151)	(364,151)
11/20/13	United States Dollar 9,832,801	Chilean Peso 4,969,497,580	JPMorgan Chase Bank	—	(154,161)	(154,161)
11/20/13	United States Dollar 28,228,405	Chilean Peso 14,136,785,363	JPMorgan Chase Bank	—	(695,471)	(695,471)
11/20/13	United States Dollar 4,342,832	Chilean Peso 2,174,890,057	Standard Chartered Bank	—	(106,995)	(106,995)
11/22/13	United States Dollar 36,552,640	Colombian Peso 69,508,500,180	Standard Chartered Bank	121,018	—	121,018
11/25/13	United States Dollar 95,713,889	Israeli Shekel 337,946,600	Standard Chartered Bank	87,368	—	87,368
11/26/13	Malaysian Ringgit 50,054,883	United States Dollar 14,977,075	JPMorgan Chase Bank	—	(764,873)	(764,873)
11/26/13	Thai Baht 402,302,758	United States Dollar 12,321,677	Bank of America	—	(585,846)	(585,846)
11/26/13	Thai Baht 1,471,102,778	United States Dollar 45,132,774	JPMorgan Chase Bank	—	(2,066,239)	(2,066,239)
11/26/13	United States Dollar 28,149,057	Thai Baht 886,029,000	Citibank NA	278,389	—	278,389

42

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/26/13	United States Dollar 21,448,594	Thai Baht 674,948,000	Deutsche Bank	$206,507	$—	$206,507
11/26/13	United States Dollar 23,093,798	Thai Baht 726,579,395	Goldman Sachs International	217,850	—	217,850
11/26/13	United States Dollar 16,939,095	Malaysian Ringgit 53,703,707	JPMorgan Chase Bank	—	(49,614)	(49,614)
11/26/13	United States Dollar 5,412,178	Thai Baht 168,897,834	Standard Chartered Bank	6,758	—	6,758
11/27/13	Euro 20,676,044	United States Dollar 28,552,198	BNP Paribas	477,888	—	477,888
11/29/13	New Zealand Dollar 112,252,261	United States Dollar 94,799,055	JPMorgan Chase Bank	2,236,849	—	2,236,849
11/29/13	New Zealand Dollar 231,056,679	United States Dollar 190,641,400	JPMorgan Chase Bank	114,138	—	114,138
11/29/13	New Zealand Dollar 8,967,938	United States Dollar 7,444,734	JPMorgan Chase Bank	49,853	—	49,853
11/29/13	Russian Ruble 718,702,877	United States Dollar 22,362,676	Bank of America	46,696	—	46,696
11/29/13	Russian Ruble 5,697,290,000	United States Dollar 177,302,402	HSBC Bank USA	399,520	—	399,520
11/29/13	Sri Lankan Rupee 437,350,000	United States Dollar 3,224,106	HSBC Bank USA	—	(100,064)	(100,064)
11/29/13	Sri Lankan Rupee 499,212,570	United States Dollar 3,676,087	HSBC Bank USA	—	(118,283)	(118,283)
11/29/13	United States Dollar 61,940,144	New Zealand Dollar 74,875,664	JPMorgan Chase Bank	—	(198,344)	(198,344)
11/29/13	United States Dollar 4,610,951	Kenyan Shilling 400,000,000	Standard Chartered Bank	49,126	—	49,126
12/3/13	Brazilian Real 138,811,000	United States Dollar 63,150,714	BNP Paribas	1,619,833	—	1,619,833
12/3/13	United States Dollar 71,832,498	Singapore Dollar 91,636,000	Goldman Sachs International	1,937,769	—	1,937,769
12/4/13	Euro 32,469,046	Singapore Dollar 55,306,000	Goldman Sachs International	435,591	—	435,591
12/5/13	Euro 25,941,714	Serbian Dinar 2,982,000,000	Citibank NA	47,370	—	47,370
12/10/13	Malaysian Ringgit 7,100,000	United States Dollar 2,164,106	Nomura International PLC	—	(61,973)	(61,973)
12/11/13	South African Rand 515,880,452	United States Dollar 50,976,329	Bank of America	—	(136,613)	(136,613)
12/11/13	South African Rand 596,606,548	United States Dollar 59,011,528	Standard Chartered Bank	—	(99,679)	(99,679)
12/11/13	United States Dollar 4,836,356	Nigerian Naira 789,777,000	Standard Chartered Bank	82,329	—	82,329
12/13/13	Euro 13,048,961	Norwegian Krone 106,419,500	Goldman Sachs International	132,357	—	132,357
12/13/13	Euro 39,118,584	Norwegian Krone 319,258,500	HSBC Bank USA	435,497	—	435,497

43

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/16/13	Russian Ruble 675,538,000	United States Dollar 20,583,120	Goldman Sachs International	$—	$(324,916)	$(324,916)
12/16/13	Russian Ruble 91,092,000	United States Dollar 2,808,448	JPMorgan Chase Bank	—	(10,868)	(10,868)
12/16/13	Thai Baht 583,048,692	United States Dollar 18,711,447	JPMorgan Chase Bank	28,031	—	28,031
12/16/13	United States Dollar 13,077,419	Russian Ruble 423,643,000	Credit Suisse International	34,416	—	34,416
12/16/13	United States Dollar 10,595,011	Russian Ruble 342,987,000	Goldman Sachs International	20,505	—	20,505
12/17/13	Japanese Yen 15,859,919,000	United States Dollar 159,878,216	Bank of America	—	(1,456,033)	(1,456,033)
12/17/13	United States Dollar 2,886,079	Nigerian Naira 471,441,000	Standard Bank	44,917	—	44,917
12/18/13	Euro 13,782,568	Israeli Shekel 65,277,000	JPMorgan Chase Bank	—	(217,039)	(217,039)
12/18/13	Euro 28,402,943	Polish Zloty 119,690,000	Standard Chartered Bank	185,478	—	185,478
12/18/13	Sri Lankan Rupee 253,759,498	United States Dollar 1,910,120	HSBC Bank USA	—	(10,955)	(10,955)
12/18/13	Sri Lankan Rupee 611,085,992	United States Dollar 4,606,755	HSBC Bank USA	—	(19,446)	(19,446)
12/23/13	United States Dollar 4,607,156	Singapore Dollar 5,724,000	JPMorgan Chase Bank	957	—	957
12/23/13	United States Dollar 144,074,073	Singapore Dollar 178,788,000	Standard Chartered Bank	—	(140,573)	(140,573)
1/3/14	Brazilian Real 243,767,319	United States Dollar 107,804,404	BNP Paribas	437,269	—	437,269
1/3/14	Brazilian Real 41,342,000	United States Dollar 17,781,505	BNP Paribas	—	(427,548)	(427,548)
1/3/14	Brazilian Real 12,313,481	United States Dollar 5,410,141	Deutsche Bank	—	(13,323)	(13,323)
1/3/14	Brazilian Real 319,777,200	United States Dollar 140,561,407	State Street Bank and Trust Co.	—	(284,224)	(284,224)
1/7/14	New Turkish Lira 155,439,528	United States Dollar 77,018,892	Deutsche Bank	40,955	—	40,955
1/8/14	Euro 26,718,000	United States Dollar 36,278,502	Australia and New Zealand Banking Group Limited	—	(1,179)	(1,179)
1/8/14	South African Rand 366,383,826	United States Dollar 35,949,941	JPMorgan Chase Bank	—	(189,013)	(189,013)
1/8/14	Sri Lankan Rupee 640,662,466	United States Dollar 4,752,689	Standard Chartered Bank	—	(75,697)	(75,697)
1/9/14	Euro 23,282,748	Czech Koruna 596,240,200	JPMorgan Chase Bank	—	(225,260)	(225,260)
1/9/14	Euro 9,147,962	Czech Koruna 233,456,000	Standard Chartered Bank	—	(131,210)	(131,210)
1/9/14	Euro 37,311,719	Czech Koruna 954,974,800	Standard Chartered Bank	—	(388,825)	(388,825)

44

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/9/14	Euro 35,392,949	Czech Koruna 903,582,000	Standard Chartered Bank	$—	$(489,012)	$(489,012)
1/9/14	Sri Lankan Rupee 542,740,000	United States Dollar 4,032,244	HSBC Bank USA	—	(57,194)	(57,194)
1/15/14	Australian Dollar 40,629,000	United States Dollar 37,651,301	Goldman Sachs International	—	(567,897)	(567,897)
1/15/14	Australian Dollar 15,160,000	United States Dollar 14,078,940	Morgan Stanley & Co. International PLC	—	(181,884)	(181,884)
1/15/14	Australian Dollar 147,894,422	United States Dollar 137,348,071	Morgan Stanley & Co. International PLC	—	(1,774,383)	(1,774,383)
1/15/14	British Pound Sterling 114,937,308	United States Dollar 183,068,696	Goldman Sachs International	—	(1,121,140)	(1,121,140)
1/15/14	Euro 55,229,000	United States Dollar 74,494,422	JPMorgan Chase Bank	—	(500,541)	(500,541)
1/15/14	Hungarian Forint 32,313,282,197	Euro 108,674,521	JPMorgan Chase Bank	—	(179,120)	(179,120)
1/17/14	Euro 70,063,947	Polish Zloty 294,205,521	JPMorgan Chase Bank	—	(52,877)	(52,877)
1/17/14	Euro 81,581,917	Polish Zloty 342,150,479	Standard Chartered Bank	—	(197,360)	(197,360)
1/21/14	Sri Lankan Rupee 370,000,000	United States Dollar 2,711,616	HSBC Bank USA	—	(68,510)	(68,510)
1/21/14	United States Dollar 1,870,870	Nigerian Naira 308,600,000	Deutsche Bank	28,340	—	28,340
1/22/14	Euro 48,653,000	United States Dollar 65,664,278	Deutsche Bank	—	(402,015)	(402,015)
1/29/14	Euro 29,155,000	United States Dollar 39,572,373	Goldman Sachs International	—	(17,925)	(17,925)
1/30/14	United States Dollar 67,922,456	Peruvian New Sol 189,198,000	Bank of Nova Scotia	—	(332,430)	(332,430)
2/3/14	Euro 3,761,079	United States Dollar 5,087,950	Goldman Sachs International	—	(19,358)	(19,358)
2/3/14	Japanese Yen 3,064,144,000	United States Dollar 31,203,096	Nomura International PLC	22,607	—	22,607
2/3/14	Japanese Yen 1,686,910,000	United States Dollar 17,178,310	Nomura International PLC	12,446	—	12,446
2/4/14	Brazilian Real 53,874,000	United States Dollar 24,176,090	BNP Paribas	636,963	—	636,963
2/4/14	Brazilian Real 107,748,000	United States Dollar 48,365,203	Morgan Stanley & Co. International PLC	1,286,949	—	1,286,949
2/4/14	Swiss Franc 168,297,903	United States Dollar 185,960,424	Goldman Sachs International	332,277	—	332,277
2/4/14	United States Dollar 185,785,454	Euro 136,478,000	Goldman Sachs International	—	(456,616)	(456,616)
2/5/14	Euro 201,680,000	United States Dollar 273,744,298	Goldman Sachs International	—	(125,435)	(125,435)
2/12/14	Euro 16,010,205	United States Dollar 22,003,913	Standard Chartered Bank	262,686	—	262,686

45

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

2/12/14	Euro 152,181,000	United States Dollar 205,416,957	Standard Chartered Bank	$—	$(1,238,847)	$(1,238,847)
2/12/14	United States Dollar 52,717,251	Euro 38,387,000	Standard Chartered Bank	—	(589,217)	(589,217)
2/19/14	Euro 8,404,000	United States Dollar 11,404,144	Bank of America	—	(8,314)	(8,314)
2/26/14	Euro 42,733,000	United States Dollar 57,679,294	Deutsche Bank	—	(352,032)	(352,032)
3/5/14	Euro 7,270,507	United States Dollar 9,998,219	Bank of America	124,750	—	124,750
3/5/14	Euro 3,488,777	United States Dollar 4,815,158	Bank of America	77,341	—	77,341
3/5/14	Euro 7,074,000	United States Dollar 9,603,521	Bank of America	—	(3,089)	(3,089)
3/5/14	Euro 3,460,524	United States Dollar 4,683,508	Bank of America	—	(15,941)	(15,941)
3/12/14	Euro 17,375,000	United States Dollar 23,447,563	Goldman Sachs International	—	(148,300)	(148,300)
3/21/14	Croatian Kuna 17,744,000	Euro 2,303,817	Citibank NA	—	(26,702)	(26,702)
3/21/14	Croatian Kuna 66,463,000	Euro 8,676,066	Citibank NA	—	(36,531)	(36,531)
3/21/14	Croatian Kuna 23,369,000	Euro 3,031,746	Citibank NA	—	(38,428)	(38,428)
3/21/14	Croatian Kuna 52,270,000	Euro 6,837,148	Deutsche Bank	—	(9,943)	(9,943)
4/2/14	Croatian Kuna 51,945,100	Euro 6,778,248	Citibank NA	—	(30,370)	(30,370)
4/2/14	Croatian Kuna 27,534,000	Euro 3,573,060	Citibank NA	—	(43,009)	(43,009)
4/2/14	Croatian Kuna 59,520,000	Euro 7,760,357	Citibank NA	—	(43,394)	(43,394)
4/2/14	Croatian Kuna 67,854,000	Euro 8,849,271	Citibank NA	—	(46,336)	(46,336)
4/2/14	Croatian Kuna 15,747,800	Euro 2,041,060	Deutsche Bank	—	(28,016)	(28,016)
4/3/14	Croatian Kuna 6,805,000	Euro 884,226	Citibank NA	—	(9,052)	(9,052)
4/3/14	Croatian Kuna 54,318,000	Euro 7,053,370	Citibank NA	—	(78,475)	(78,475)
4/11/14	United States Dollar 3,960,065	Kenyan Shilling 364,920,000	Standard Chartered Bank	175,344	—	175,344
4/17/14	United States Dollar 4,119,122	Kazakhstani Tenge 657,000,000	Citibank NA	13,733	—	13,733
4/17/14	United States Dollar 6,524,734	Kazakhstani Tenge 1,042,000,000	VTB Capital PLC	29,962	—	29,962
4/18/14	United States Dollar 6,523,511	Kazakhstani Tenge 1,040,500,000	VTB Capital PLC	20,491	—	20,491

46

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

4/23/14	United States Dollar 6,521,193	Kazakhstani Tenge 1,038,500,000	VTB Capital PLC	$3,961	$—	$3,961
5/6/14	British Pound Sterling 2,834,615	United States Dollar 4,551,256	Deutsche Bank	12,670	—	12,670
5/16/14	United States Dollar 91,471,350	Russian Ruble 3,048,740,095	Bank of America	611,668	—	611,668
5/16/14	United States Dollar 32,288,899	Russian Ruble 1,072,798,671	Bank of America	113,515	—	113,515
5/16/14	United States Dollar 36,241,317	Russian Ruble 1,209,191,544	Citibank NA	280,657	—	280,657
5/16/14	United States Dollar 42,567,361	Russian Ruble 1,420,579,266	Standard Chartered Bank	339,289	—	339,289
5/27/14	United States Dollar 13,833,195	Russian Ruble 460,507,075	Bank of America	53,098	—	53,098
5/27/14	United States Dollar 84,144,565	Russian Ruble 2,788,603,474	Bank of America	—	(56,028)	(56,028)
5/27/14	United States Dollar 46,126,999	Russian Ruble 1,535,798,420	BNP Paribas	184,011	—	184,011
5/27/14	United States Dollar 38,779,193	Russian Ruble 1,284,948,563	Standard Chartered Bank	—	(32,399)	(32,399)
6/17/14	Indonesian Rupiah 23,698,153,000	United States Dollar 1,945,661	Standard Chartered Bank	—	(93,328)	(93,328)
7/21/14	United States Dollar 23,882,676	Indonesian Rupiah 271,665,440,000	Barclays Bank PLC	—	(678,282)	(678,282)
7/21/14	United States Dollar 13,113,284	Indonesian Rupiah 148,180,108,000	Standard Chartered Bank	—	(456,431)	(456,431)
7/22/14	United States Dollar 13,049,479	Indonesian Rupiah 149,025,044,600	Goldman Sachs International	—	(323,172)	(323,172)
8/13/14	United States Dollar 3,927,319	Indonesian Rupiah 44,575,066,000	Deutsche Bank	—	(136,878)	(136,878)
8/20/14	United States Dollar 3,819,629	Indonesian Rupiah 44,575,066,000	Deutsche Bank	—	(33,536)	(33,536)
8/20/14	United States Dollar 3,054,348	Indonesian Rupiah 35,567,887,000	JPMorgan Chase Bank	—	(33,303)	(33,303)
8/20/14	United States Dollar 9,409,113	Indonesian Rupiah 109,098,662,264	Standard Chartered Bank	—	(142,550)	(142,550)
9/30/14	United States Dollar 2,925,610	Azerbaijani Manat 2,399,000	Standard Bank	21,203	—	21,203
10/9/14	United States Dollar 5,890,798	Azerbaijani Manat 4,801,000	VTB Capital PLC	—	(16,578)	(16,578)
10/9/14	United States Dollar 5,825,660	Azerbaijani Manat 4,745,000	VTB Capital PLC	—	(19,958)	(19,958)
10/17/14	United States Dollar 8,317,120	Kazakhstani Tenge 1,374,404,000	Citibank NA	26,651	—	26,651
10/20/14	United States Dollar 6,639,915	Kazakhstani Tenge 1,096,250,000	Deutsche Bank	11,543	—	11,543
10/23/14	United States Dollar 4,282,246	Kazakhstani Tenge 705,500,000	JPMorgan Chase Bank	—	(4,019)	(4,019)

47

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

10/27/14	United States Dollar 6,174,598	Kazakhstani Tenge 1,018,500,000	HSBC Bank USA	$—	$(2,863)	$(2,863)

				$20,370,459	$(53,815,518)	$(33,445,059)

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/13	1,875 Euro-Bobl	Short	$(312,241,898)	$(318,960,765)	$(6,718,867)
12/13	226 Euro-Bund	Short	(41,920,236)	(43,572,890)	(1,652,654)
12/13	71 Euro-Schatz	Short	(10,605,950)	(10,654,150)	(48,200)
12/13	369 Gold	Short	(49,050,060)	(48,844,530)	205,530
12/13	830 IMM 10-Year Interest Rate Swap	Long	84,411,000	81,050,662	(3,360,338)
12/13	178 Japan 10-Year Bond	Short	(258,964,825)	(262,610,190)	(3,645,365)
12/13	677 Nikkei 225 Index	Long	97,521,672	98,799,451	1,277,779
12/13	66 U.S. 2-Year Deliverable Interest Rate Swap	Short	(6,601,969)	(6,604,641)	(2,672)
12/13	239 U.S. 5-Year Deliverable Interest Rate Swap	Short	(23,415,625)	(23,873,859)	(458,234)
12/13	2,844 U.S. 5-Year Treasury Note	Short	(339,875,718)	(346,079,250)	(6,203,532)
12/13	642 U.S. 10-Year Deliverable Interest Rate Swap	Short	(61,540,074)	(62,805,656)	(1,265,582)
12/13	3,511 U.S. 10-Year Treasury Note	Short	(434,544,013)	(447,158,766)	(12,614,753)
12/13	1,518 U.S. Long Bond	Short	(199,685,727)	(204,645,374)	(4,959,647)
12/14	210 Copper	Short	(38,457,021)	(38,267,250)	189,771

					$(39,256,764)

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Euro-Schatz:  Short-term debt securities issued by the Federal Republic of Germany with a term to maturity of 1.75 to 2.25 years.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Nikkei 225 Index:  Price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

48

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

LCH.Clearnet	NZD 235,000	Pays	3-month NZD Bank Bill	4.71%	10/8/16	$318,985
LCH.Clearnet	NZD 64,000	Pays	3-month NZD Bank Bill	4.74	10/10/16	93,199
LCH.Clearnet	NZD 244,000	Pays	3-month NZD Bank Bill	4.76	10/10/16	419,844
LCH.Clearnet	NZD 131,000	Pays	3-month NZD Bank Bill	4.74	10/12/16	201,143

						$1,033,171

NZD	–	New Zealand Dollar

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	CLP	10,892,810	Receives	6-month Sinacofi Chile Interbank Rate	4.80%	5/10/18	$(202,071)
Bank of America	CLP	24,349,210	Receives	6-month Sinacofi Chile Interbank Rate	4.76	5/13/18	(364,038)
Bank of America	CLP	4,664,735	Receives	6-month Sinacofi Chile Interbank Rate	4.73	5/16/18	(57,279)
Bank of America	CLP	11,777,720	Receives	6-month Sinacofi Chile Interbank Rate	4.74	5/20/18	(155,482)
Bank of America	HUF	589,390	Receives	6-month HUF BUBOR	7.32	12/16/16	(394,149)
Bank of America	HUF	1,166,000	Pays	6-month HUF BUBOR	6.99	12/19/16	722,793
Bank of America	HUF	1,166,000	Receives	6-month HUF BUBOR	7.29	12/19/16	(776,007)
Bank of America	HUF	1,018,000	Pays	6-month HUF BUBOR	6.97	12/20/16	615,563
Bank of America	HUF	1,018,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(685,001)
Bank of America	HUF	1,345,000	Pays	6-month HUF BUBOR	6.91	12/21/16	797,268
Bank of America	HUF	1,345,000	Receives	6-month HUF BUBOR	7.37	12/21/16	(911,376)
Bank of America	HUF	2,409,000	Pays	6-month HUF BUBOR	5.13	12/21/16	441,247
Bank of America	HUF	406,800	Pays	6-month HUF BUBOR	5.11	12/22/16	114,308
Bank of America	HUF	406,800	Receives	6-month HUF BUBOR	7.32	12/22/16	(271,615)
Bank of America	HUF	607,650	Pays	6-month HUF BUBOR	5.14	1/16/17	180,079
Bank of America	HUF	2,415,000	Pays	6-month HUF BUBOR	6.95	1/17/17	1,440,915
Bank of America	HUF	2,415,000	Receives	6-month HUF BUBOR	7.91	1/17/17	(1,828,814)
Bank of America	PLN	31,619	Pays	6-month PLN WIBOR	4.34	7/30/17	383,406
Bank of America	PLN	31,619	Receives	6-month PLN WIBOR	3.35	7/30/17	(6,948)
Bank of America	PLN	30,671	Pays	6-month PLN WIBOR	4.31	8/10/17	358,180
Bank of America	PLN	59,500	Pays	6-month PLN WIBOR	4.35	8/23/17	715,382
Bank of America	PLN	23,960	Pays	6-month PLN WIBOR	4.30	9/18/17	264,502
Bank of America	PLN	14,470	Pays	6-month PLN WIBOR	3.83	11/14/17	177,006
Bank of America	PLN	14,470	Receives	6-month PLN WIBOR	3.61	11/14/17	(78,750)
Bank of America	PLN	102,310	Receives	6-month PLN WIBOR	3.52	11/16/17	(617,609)
Barclays Bank PLC	PLN	66,483	Pays	6-month PLN WIBOR	4.32	8/2/17	787,978
Barclays Bank PLC	PLN	28,300	Pays	6-month PLN WIBOR	4.35	8/27/17	322,173
Barclays Bank PLC	PLN	102,310	Pays	6-month PLN WIBOR	3.81	11/16/17	1,225,523
Barclays Bank PLC	PLN	173,050	Pays	6-month PLN WIBOR	3.82	11/19/17	2,129,080

49

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	PLN	173,050	Receives	6-month PLN WIBOR	3.53%	11/19/17	$(758,952)
Barclays Bank PLC	PLN	57,540	Pays	6-month PLN WIBOR	3.80	11/20/17	683,434
BNP Paribas	PLN	69,044	Pays	6-month PLN WIBOR	4.25	8/7/17	756,247
BNP Paribas	PLN	69,044	Receives	6-month PLN WIBOR	3.60	8/7/17	(217,108)
BNP Paribas	PLN	15,700	Pays	6-month PLN WIBOR	3.85	11/13/17	195,822
BNP Paribas	PLN	15,700	Receives	6-month PLN WIBOR	3.38	11/13/17	(30,832)
BNP Paribas	PLN	76,000	Pays	6-month PLN WIBOR	3.83	11/14/17	929,678
BNP Paribas	PLN	2,200	Pays	6-month PLN WIBOR	3.81	11/20/17	26,463
BNP Paribas	PLN	2,200	Receives	6-month PLN WIBOR	3.60	11/20/17	(11,801)
Citibank NA	CLP	3,006,030	Receives	6-month Sinacofi Chile Interbank Rate	4.70	5/20/18	(28,831)
Citibank NA	PLN	27,794	Pays	6-month PLN WIBOR	4.33	7/30/17	336,183
Citibank NA	PLN	41,457	Pays	6-month PLN WIBOR	4.31	8/2/17	488,857
Citibank NA	PLN	9,684	Pays	6-month PLN WIBOR	4.24	8/7/17	105,484
Citibank NA	PLN	29,987	Pays	6-month PLN WIBOR	4.30	8/10/17	346,564
Citibank NA	PLN	26,940	Pays	6-month PLN WIBOR	4.40	8/20/17	341,335
Citibank NA	PLN	31,670	Pays	6-month PLN WIBOR	4.30	9/18/17	349,632
Citibank NA	PLN	31,670	Receives	6-month PLN WIBOR	3.59	9/18/17	(78,634)
Citibank NA	PLN	30,600	Pays	6-month PLN WIBOR	3.81	11/13/17	363,187
Citibank NA	PLN	24,940	Pays	6-month PLN WIBOR	3.82	11/14/17	301,311
Citibank NA	PLN	75,150	Pays	6-month PLN WIBOR	3.82	11/19/17	914,400
Citibank NA	PLN	75,150	Receives	6-month PLN WIBOR	3.60	11/19/17	(416,498)
Credit Suisse International	HUF	589,390	Pays	6-month HUF BUBOR	5.20	12/16/16	185,236
Credit Suisse International	HUF	1,839,440	Pays	6-month HUF BUBOR	6.93	12/16/16	1,126,390
Credit Suisse International	HUF	1,839,440	Receives	6-month HUF BUBOR	7.32	12/16/16	(1,230,107)
Credit Suisse International	HUF	440,700	Pays	6-month HUF BUBOR	6.98	12/22/16	265,172
Credit Suisse International	HUF	440,700	Receives	6-month HUF BUBOR	7.29	12/22/16	(291,980)
Credit Suisse International	HUF	326,000	Pays	6-month HUF BUBOR	6.99	12/27/16	206,162
Credit Suisse International	HUF	326,000	Receives	6-month HUF BUBOR	7.38	12/27/16	(220,398)
Credit Suisse International	HUF	972,410	Pays	6-month HUF BUBOR	5.11	1/11/17	284,633
Credit Suisse International	HUF	1,527,590	Pays	6-month HUF BUBOR	5.13	1/11/17	453,379
Credit Suisse International	HUF	2,500,000	Receives	6-month HUF BUBOR	7.92	1/11/17	(1,893,271)
Credit Suisse International	HUF	829,350	Pays	6-month HUF BUBOR	5.12	1/16/17	242,915
Credit Suisse International	HUF	1,437,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(1,024,575)
Credit Suisse International	HUF	1,258,000	Pays	6-month HUF BUBOR	7.10	1/17/17	776,258
Credit Suisse International	HUF	1,258,000	Receives	6-month HUF BUBOR	7.83	1/17/17	(935,490)
Credit Suisse International	HUF	680,000	Pays	6-month HUF BUBOR	5.22	1/20/17	211,083
Credit Suisse International	HUF	2,183,000	Pays	6-month HUF BUBOR	5.87	1/20/17	923,370
Credit Suisse International	HUF	2,183,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(1,602,886)
Credit Suisse International	PLN	33,910	Pays	6-month PLN WIBOR	4.40	8/20/17	429,723
Deutsche Bank	BRL	68,547	Pays	Brazil CETIP Interbank Deposit	11.40	1/2/17	192,099
Deutsche Bank	BRL	140,693	Pays	Brazil CETIP Interbank Deposit	11.46	1/2/17	495,083
Deutsche Bank	BRL	170,659	Pays	Brazil CETIP Interbank Deposit	11.52	1/2/17	775,209
Deutsche Bank	BRL	206,476	Pays	Brazil CETIP Interbank Deposit	11.24	1/2/17	132,446
Deutsche Bank	CLP	11,063,890	Receives	6-month Sinacofi Chile Interbank Rate	4.78	5/10/18	(185,249)

50

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank	CLP	31,208,027	Receives	6-month Sinacofi Chile Interbank Rate	4.70%	5/13/18	$(297,434)
Deutsche Bank	CLP	12,138,861	Receives	6-month Sinacofi Chile Interbank Rate	4.74	5/14/18	(159,686)
Deutsche Bank	CLP	5,837,998	Receives	6-month Sinacofi Chile Interbank Rate	4.70	5/20/18	(55,992)
Deutsche Bank	CLP	2,538,732	Receives	6-month Sinacofi Chile Interbank Rate	4.64	5/23/18	(10,679)
Deutsche Bank	HUF	2,396,050	Pays	6-month HUF BUBOR	7.01	1/19/17	1,512,535
Deutsche Bank	HUF	2,396,050	Receives	6-month HUF BUBOR	7.98	1/19/17	(1,839,445)
Deutsche Bank	PLN	35,927	Pays	6-month PLN WIBOR	4.34	7/30/17	437,819
Deutsche Bank	PLN	102,951	Pays	6-month PLN WIBOR	4.36	8/1/17	1,273,381
Deutsche Bank	PLN	60,960	Pays	6-month PLN WIBOR	4.28	8/6/17	689,902
Deutsche Bank	PLN	43,382	Pays	6-month PLN WIBOR	4.24	8/7/17	472,541
Deutsche Bank	PLN	34,120	Pays	6-month PLN WIBOR	4.33	8/17/17	376,746
Deutsche Bank	PLN	19,510	Pays	6-month PLN WIBOR	3.79	11/16/17	227,815
Deutsche Bank	PLN	19,510	Receives	6-month PLN WIBOR	3.60	11/16/17	(105,314)
Goldman Sachs International	PLN	20,449	Pays	6-month PLN WIBOR	4.35	8/1/17	249,960
Goldman Sachs International	PLN	37,986	Pays	6-month PLN WIBOR	3.80	11/20/17	451,181
JPMorgan Chase Bank	HUF	6,015,000	Pays	6-month HUF BUBOR	6.93	12/19/16	3,680,345
JPMorgan Chase Bank	HUF	6,015,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(3,972,128)
JPMorgan Chase Bank	HUF	2,068,000	Pays	6-month HUF BUBOR	6.94	12/20/16	1,238,787
JPMorgan Chase Bank	HUF	2,068,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(1,392,313)
JPMorgan Chase Bank	HUF	2,409,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(1,629,420)
JPMorgan Chase Bank	HUF	2,292,500	Pays	6-month HUF BUBOR	6.99	12/22/16	1,423,773
JPMorgan Chase Bank	HUF	2,292,500	Receives	6-month HUF BUBOR	7.30	12/22/16	(1,528,937)
JPMorgan Chase Bank	HUF	1,956,000	Pays	6-month HUF BUBOR	5.10	12/27/16	547,280
JPMorgan Chase Bank	HUF	1,956,000	Receives	6-month HUF BUBOR	7.37	12/27/16	(1,319,038)
JPMorgan Chase Bank	HUF	1,991,000	Pays	6-month HUF BUBOR	5.09	1/20/17	572,812
JPMorgan Chase Bank	HUF	2,671,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(1,961,204)
JPMorgan Chase Bank	NZD	178,000	Pays	3-month NZD Bank Bill	4.70	10/8/16	204,810
JPMorgan Chase Bank	NZD	13,240	Pays	3-month NZD Bank Bill	4.06	6/4/23	(533,565)
JPMorgan Chase Bank	PLN	26,580	Pays	6-month PLN WIBOR	4.33	8/17/17	293,491
Morgan Stanley & Co. International PLC	HUF	2,507,000	Pays	6-month HUF BUBOR	6.94	12/19/16	1,536,109
Morgan Stanley & Co. International PLC	HUF	2,507,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(1,655,466)
Morgan Stanley & Co. International PLC	HUF	1,035,000	Pays	6-month HUF BUBOR	7.02	12/20/16	631,131
Morgan Stanley & Co. International PLC	HUF	1,035,000	Receives	6-month HUF BUBOR	7.36	12/20/16	(699,997)
Nomura International PLC	HUF	1,713,000	Pays	6-month HUF BUBOR	6.99	12/21/16	1,062,168
Nomura International PLC	HUF	1,713,000	Receives	6-month HUF BUBOR	7.39	12/21/16	(1,166,625)
							$6,792,750

51

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

BRL	–	Brazilian Real
CLP	–	Chilean Peso
HUF	–	Hungarian Forint
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Romania	BNP Paribas	$6,620	1.00	%(1)	9/20/18	1.75%	$(224,831)	$240,318	$15,487
Romania	Goldman Sachs International	6,470	1.00	(1)	9/20/18	1.75	(219,736)	234,515	14,779
South Africa	Bank of America	5,575	1.00	(1)	9/20/15	0.97	9,721	34,337	44,058
South Africa	Bank of America	16,990	1.00	(1)	12/20/15	1.03	7,793	58,486	66,279
South Africa	Bank of America	5,160	1.00	(1)	12/20/15	1.03	2,367	18,617	20,984
South Africa	Bank of America	19,900	1.00	(1)	9/20/17	1.54	(380,435)	507,028	126,593
South Africa	Bank of America	16,100	1.00	(1)	9/20/17	1.54	(307,789)	190,664	(117,125)
South Africa	Bank of America	20,830	1.00	(1)	9/20/17	1.54	(398,214)	276,744	(121,470)
South Africa	Bank of America	29,280	1.00	(1)	9/20/17	1.54	(559,756)	292,887	(266,869)
South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/15	0.88	30,527	143,745	174,272
South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/15	0.97	20,924	167,301	188,225
South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/15	1.03	5,509	48,521	54,030
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/15	1.03	3,367	29,405	32,772
South Africa	Barclays Bank PLC	4,000	1.00	(1)	6/20/17	1.48	(62,757)	98,243	35,486
South Africa	Barclays Bank PLC	11,400	1.00	(1)	9/20/17	1.54	(217,937)	225,302	7,365
South Africa	Barclays Bank PLC	9,080	1.00	(1)	9/20/17	1.54	(173,585)	167,345	(6,240)
South Africa	BNP Paribas	9,200	1.00	(1)	9/20/17	1.54	(175,879)	218,035	42,156
South Africa	BNP Paribas	19,000	1.00	(1)	9/20/17	1.54	(363,229)	389,144	25,915
South Africa	BNP Paribas	16,830	1.00	(1)	9/20/17	1.54	(321,744)	291,637	(30,107)
South Africa	Citibank NA	5,000	1.00	(1)	6/20/15	0.88	15,263	47,845	63,108
South Africa	Citibank NA	4,600	1.00	(1)	6/20/17	1.48	(72,171)	111,448	39,277
South Africa	Credit Suisse International	10,000	1.00	(1)	6/20/15	0.88	30,526	140,873	171,399
South Africa	Credit Suisse International	5,000	1.00	(1)	6/20/15	0.88	15,263	48,576	63,839
South Africa	Credit Suisse International	10,450	1.00	(1)	12/20/15	1.03	4,793	93,972	98,765
South Africa	Credit Suisse International	16,990	1.00	(1)	12/20/15	1.03	7,792	68,738	76,530
South Africa	Credit Suisse International	7,740	1.00	(1)	12/20/15	1.03	3,550	34,086	37,636
South Africa	Credit Suisse International	10,000	1.00	(1)	9/20/17	1.54	(191,173)	276,059	84,886
South Africa	Deutsche Bank	12,500	1.00	(1)	9/20/15	0.97	21,795	112,396	134,191
South Africa	Deutsche Bank	5,500	1.00	(1)	9/20/15	0.97	9,590	50,888	60,478
South Africa	Deutsche Bank	5,575	1.00	(1)	9/20/15	0.97	9,721	36,275	45,996
South Africa	Deutsche Bank	1,450	1.00	(1)	9/20/15	0.97	2,528	12,014	14,542
South Africa	Deutsche Bank	13,005	1.00	(1)	12/20/15	1.03	5,965	52,541	58,506

52

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Deutsche Bank	$16,940	1.00	(1)	9/20/17	1.54%	$(323,848)	$479,407	$155,559
South Africa	Deutsche Bank	15,200	1.00	(1)	9/20/17	1.54	(290,583)	387,277	96,694
South Africa	Deutsche Bank	9,200	1.00	(1)	9/20/17	1.54	(175,880)	181,823	5,943
South Africa	Goldman Sachs International	17,335	1.00	(1)	12/20/15	1.03	7,951	73,511	81,462
South Africa	Goldman Sachs International	8,020	1.00	(1)	12/20/15	1.03	3,679	35,319	38,998
South Africa	Goldman Sachs International	10,690	1.00	(1)	9/20/17	1.54	(204,364)	287,410	83,046
South Africa	Goldman Sachs International	8,022	1.00	(1)	12/20/17	1.59	(180,153)	157,305	(22,848)
South Africa	HSBC Bank USA	9,200	1.00	(1)	9/20/17	1.54	(175,880)	250,645	74,765
South Africa	HSBC Bank USA	9,146	1.00	(1)	9/20/17	1.54	(174,848)	180,756	5,908
South Africa	HSBC Bank USA	7,300	1.00	(1)	12/20/17	1.59	(163,938)	148,771	(15,167)
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/15	0.88	15,263	72,590	87,853
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/15	0.88	15,263	47,113	62,376
South Africa	JPMorgan Chase Bank	9,200	1.00	(1)	9/20/17	1.54	(175,879)	211,472	35,593
South Africa	Morgan Stanley & Co. International PLC	4,400	1.00	(1)	6/20/17	1.48	(69,033)	105,136	36,103
South Africa	Morgan Stanley & Co. International PLC	9,200	1.00	(1)	9/20/17	1.54	(175,879)	208,187	32,308
South Africa	Nomura International PLC	4,000	1.00	(1)	9/20/17	1.54	(76,469)	47,479	(28,990)
South Africa	Nomura International PLC	8,900	1.00	(1)	9/20/17	1.54	(170,144)	135,082	(35,062)
South Africa	Nomura International PLC	7,068	1.00	(1)	12/20/17	1.59	(158,728)	141,321	(17,407)
Turkey	Bank of America	112,599	1.00	(1)	12/20/17	1.61	(2,593,756)	2,211,132	(382,624)
Turkey	Deutsche Bank	20,000	1.00	(1)	12/20/17	1.61	(460,707)	392,745	(67,962)

Total		$642,015					$(8,990,175)	$10,472,466	$1,482,291

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Austria	Barclays Bank PLC	$8,800	0.44%		12/20/13	$(9,234)	$—	$(9,234)
Austria	Barclays Bank PLC	3,700	1.42		3/20/14	(25,747)	—	(25,747)
Brazil	Bank of America	7,450	1.00	(1)	12/20/20	459,921	(185,389)	274,532

53

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Brazil	Bank of America	$5,080	1.00	(1) %	12/20/20	$313,616	$(135,094)	$178,522
Brazil	Bank of America	4,575	1.00	(1)	12/20/20	282,440	(119,006)	163,434
Brazil	Bank of America	3,600	1.00	(1)	12/20/20	222,247	(81,885)	140,362
Brazil	Barclays Bank PLC	9,000	1.65		9/20/19	79,749	—	79,749
Brazil	Barclays Bank PLC	13,860	1.00	(1)	12/20/20	855,638	(377,181)	478,457
Bulgaria	Barclays Bank PLC	9,861	1.00	(1)	12/20/18	119,321	(119,974)	(653)
Bulgaria	BNP Paribas	4,574	1.00	(1)	6/20/18	30,858	(24,378)	6,480
Bulgaria	BNP Paribas	6,620	1.00	(1)	9/20/18	62,620	(61,308)	1,312
Bulgaria	BNP Paribas	4,600	1.00	(1)	9/20/18	43,513	(48,857)	(5,344)
Bulgaria	BNP Paribas	4,640	1.00	(1)	12/20/18	56,146	(49,533)	6,613
Bulgaria	Goldman Sachs International	6,470	1.00	(1)	9/20/18	61,202	(53,885)	7,317
Bulgaria	Goldman Sachs International	9,000	1.00	(1)	12/20/18	108,903	(106,985)	1,918
Bulgaria	Goldman Sachs International	4,500	1.00	(1)	12/20/18	54,451	(54,548)	(97)
China	Bank of America	22,200	1.00	(1)	3/20/17	(416,753)	(448,528)	(865,281)
China	Barclays Bank PLC	37,413	1.00	(1)	3/20/17	(702,342)	(687,878)	(1,390,220)

China	Deutsche Bank	13,655	1.00	(1)	3/20/17	(256,341)	(238,602)	(494,943)
China	Deutsche Bank	15,969	1.00	(1)	3/20/17	(299,781)	(279,036)	(578,817)
Colombia	Bank of America	17,400	1.00	(1)	9/20/21	672,168	(616,201)	55,967
Colombia	Barclays Bank PLC	20,000	1.00	(1)	6/20/17	(42,394)	(477,321)	(519,715)
Colombia	Barclays Bank PLC	7,300	1.00	(1)	6/20/22	330,452	(367,551)	(37,099)
Colombia	Citibank NA	7,100	1.00	(1)	6/20/22	321,398	(485,071)	(163,673)
Colombia	Deutsche Bank	14,900	1.00	(1)	6/20/22	674,483	(855,678)	(181,195)
Colombia	Deutsche Bank	14,170	1.00	(1)	6/20/22	641,518	(921,520)	(280,002)
Colombia	Goldman Sachs International	7,090	1.00	(1)	6/20/17	(15,029)	(169,210)	(184,239)
Colombia	Goldman Sachs International	13,390	1.00	(1)	9/20/21	517,260	(465,860)	51,400
Colombia	Goldman Sachs International	6,900	1.00	(1)	6/20/22	312,344	(471,407)	(159,063)
Colombia	Goldman Sachs International	7,700	1.00	(1)	6/20/22	348,558	(580,098)	(231,540)
Colombia	HSBC Bank USA	14,730	1.00	(1)	6/20/17	(31,223)	(356,451)	(387,674)
Colombia	HSBC Bank USA	38,410	1.00	(1)	9/20/21	1,483,791	(1,306,431)	177,360
Colombia	Morgan Stanley & Co. International PLC	19,970	1.00	(1)	9/20/21	771,448	(707,215)	64,233
Croatia	BNP Paribas	2,000	1.00	(1)	12/20/17	159,843	(111,411)	48,432
Croatia	BNP Paribas	8,480	1.00	(1)	6/20/18	802,626	(625,120)	177,506
Croatia	Citibank NA	5,000	1.00	(1)	12/20/17	399,607	(281,567)	118,040
Croatia	Citibank NA	1,500	1.00	(1)	12/20/17	119,882	(82,559)	37,323
Croatia	Citibank NA	4,050	1.00	(1)	3/20/18	353,530	(235,591)	117,939
Croatia	Citibank NA	3,070	1.00	(1)	3/20/18	267,984	(178,618)	89,366

54

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Croatia	Citibank NA	$4,287	1.00	(1) %	3/20/18	$374,218	$(346,683)	$27,535
Croatia	Citibank NA	13,270	1.00	(1)	6/20/18	1,256,010	(1,144,114)	111,896
Croatia	Citibank NA	2,670	1.00	(1)	6/20/18	252,716	(233,145)	19,571
Croatia	Deutsche Bank	410	1.00	(1)	12/20/17	32,767	(23,497)	9,270
Croatia	Goldman Sachs International	2,000	1.00	(1)	12/20/17	159,843	(110,371)	49,472
Croatia	HSBC Bank USA	6,508	1.00	(1)	3/20/18	568,092	(526,290)	41,802
Croatia	JPMorgan Chase Bank	2,967	1.00	(1)	6/20/18	280,827	(259,290)	21,537
Croatia	Morgan Stanley & Co. International PLC	1,611	1.00	(1)	12/20/16	85,491	(71,309)	14,182
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	199,803	(139,878)	59,925
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00	(1)	12/20/17	199,803	(142,586)	57,217

Croatia	Morgan Stanley & Co. International PLC	1,385	1.00	(1)	12/20/17	110,691	(73,938)	36,753
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00	(1)	12/20/17	127,474	(91,051)	36,423
Croatia	Morgan Stanley & Co. International PLC	3,082	1.00	(1)	3/20/18	269,032	(251,635)	17,397
Croatia	Morgan Stanley & Co. International PLC	6,310	1.00	(1)	6/20/18	597,243	(527,091)	70,152
Croatia	Morgan Stanley & Co. International PLC	2,816	1.00	(1)	6/20/18	266,535	(256,847)	9,688
Croatia	Morgan Stanley & Co. International PLC	5,869	1.00	(1)	6/20/18	555,503	(548,022)	7,481
Croatia	Nomura International PLC	40,700	1.00	(1)	3/20/18	3,552,757	(2,372,337)	1,180,420
Croatia	Nomura International PLC	5,000	1.00	(1)	3/20/18	436,457	(272,003)	164,454
Egypt	Bank of America	7,050	1.00	(1)	9/20/15	671,508	(127,238)	544,270
Egypt	Barclays Bank PLC	9,000	1.00	(1)	9/20/15	857,244	(162,431)	694,813
Egypt	Citibank NA	3,050	1.00	(1)	12/20/15	325,991	(87,596)	238,395
Egypt	Citibank NA	4,550	1.00	(1)	6/20/20	1,247,170	(334,703)	912,467
Egypt	Citibank NA	50	1.00	(1)	6/20/20	13,706	(3,864)	9,842
Egypt	Credit Suisse International	11,000	1.00	(1)	12/20/15	1,175,706	(295,967)	879,739

55

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Egypt	Deutsche Bank	$9,540	1.00	(1) %	6/20/15	$793,731	$(125,588)	$668,143
Egypt	Deutsche Bank	710	1.00	(1)	6/20/15	59,073	(14,649)	44,424
Egypt	Deutsche Bank	8,200	1.00	(1)	9/20/15	781,044	(151,104)	629,940
Egypt	Deutsche Bank	4,175	1.00	(1)	9/20/15	397,666	(96,677)	300,989
Egypt	Deutsche Bank	2,855	1.00	(1)	12/20/15	305,149	(74,590)	230,559
Egypt	Deutsche Bank	5,100	1.00	(1)	6/20/20	1,397,927	(333,581)	1,064,346
Egypt	Deutsche Bank	4,600	1.00	(1)	6/20/20	1,260,876	(339,991)	920,885
Egypt	Deutsche Bank	4,550	1.00	(1)	6/20/20	1,247,170	(336,747)	910,423
Egypt	Goldman Sachs International	9,700	1.00	(1)	9/20/15	923,918	(184,194)	739,724
Guatemala	Citibank NA	18,256	1.00	(1)	9/20/20	1,773,686	(965,425)	808,261
Hungary	Bank of America	7,800	1.00	(1)	3/20/17	324,873	(947,045)	(622,172)
Hungary	Barclays Bank PLC	3,700	1.00	(1)	3/20/17	154,107	(449,202)	(295,095)
Hungary	Barclays Bank PLC	10,900	1.00	(1)	3/20/17	453,988	(1,328,137)	(874,149)
Hungary	Deutsche Bank	7,600	1.00	(1)	3/20/17	316,543	(918,628)	(602,085)
Hungary	Goldman Sachs International	14,600	1.00	(1)	3/20/17	608,095	(1,758,262)	(1,150,167)

Hungary	HSBC Bank USA	4,100	1.00	(1)	3/20/17	170,767	(497,764)	(326,997)
Lebanon	Barclays Bank PLC	4,200	1.00	(1)	12/20/14	31,489	(73,344)	(41,855)
Lebanon	Barclays Bank PLC	4,900	1.00	(1)	3/20/15	65,809	(97,283)	(31,474)
Lebanon	Barclays Bank PLC	6,700	1.00	(1)	3/20/15	89,983	(130,681)	(40,698)
Lebanon	Barclays Bank PLC	4,900	1.00	(1)	3/20/15	65,809	(111,266)	(45,457)
Lebanon	Barclays Bank PLC	5,000	1.00	(1)	12/20/15	155,426	(188,392)	(32,966)
Lebanon	Citibank NA	4,600	3.30		9/20/14	(83,757)	—	(83,757)
Lebanon	Citibank NA	4,300	1.00	(1)	12/20/14	32,239	(75,091)	(42,852)
Lebanon	Citibank NA	4,500	1.00	(1)	12/20/14	33,738	(77,005)	(43,267)
Lebanon	Citibank NA	5,500	1.00	(1)	12/20/14	41,235	(97,495)	(56,260)
Lebanon	Citibank NA	2,800	1.00	(1)	3/20/15	37,605	(48,650)	(11,045)
Lebanon	Citibank NA	6,000	1.00	(1)	9/20/15	151,940	(225,428)	(73,488)
Lebanon	Citibank NA	15,000	1.00	(1)	9/20/15	379,850	(523,412)	(143,562)
Lebanon	Credit Suisse International	4,600	1.00	(1)	3/20/15	61,779	(90,192)	(28,413)
Lebanon	Credit Suisse International	8,800	1.00	(1)	3/20/15	118,187	(171,543)	(53,356)
Lebanon	Credit Suisse International	9,900	1.00	(1)	6/20/15	192,222	(213,648)	(21,426)
Lebanon	Credit Suisse International	5,000	1.00	(1)	9/20/15	126,617	(174,785)	(48,168)
Lebanon	Credit Suisse International	4,450	1.00	(1)	12/20/15	138,329	(161,490)	(23,161)
Lebanon	Credit Suisse International	5,000	1.00	(1)	12/20/15	155,427	(186,161)	(30,734)
Lebanon	Credit Suisse International	8,300	1.00	(1)	12/20/15	258,008	(301,877)	(43,869)
Lebanon	Credit Suisse International	22,710	1.00	(1)	12/20/15	705,948	(865,794)	(159,846)

56

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	Deutsche Bank	$6,100	1.00	(1) %	3/20/15	$81,925	$(110,409)	$(28,484)
Lebanon	Deutsche Bank	4,900	1.00	(1)	6/20/15	95,140	(105,744)	(10,604)
Lebanon	Deutsche Bank	5,000	1.00	(1)	6/20/15	97,082	(109,319)	(12,237)
Lebanon	Deutsche Bank	6,700	1.00	(1)	9/20/15	169,666	(208,501)	(38,835)
Lebanon	Deutsche Bank	3,085	1.00	(1)	12/20/15	95,898	(116,993)	(21,095)
Lebanon	Deutsche Bank	5,000	1.00	(1)	12/20/15	155,426	(190,619)	(35,193)
Lebanon	Deutsche Bank	6,890	1.00	(1)	12/20/15	214,178	(260,219)	(46,041)
Lebanon	Goldman Sachs International	3,600	1.00	(1)	9/20/15	91,164	(125,845)	(34,681)
Lebanon	Goldman Sachs International	19,400	1.00	(1)	6/20/18	2,263,811	(2,425,105)	(161,294)
Lebanon	Goldman Sachs International	7,552	5.00	(1)	12/20/18	(398,658)	437,838	39,180
Lebanon	Goldman Sachs International	6,999	5.00	(1)	12/20/18	(369,465)	375,301	5,836
Lebanon	HSBC Bank USA	1,250	1.00	(1)	12/20/17	123,068	(147,276)	(24,208)

Lebanon	JPMorgan Chase Bank	10,000	5.00	(1)	12/20/17	(586,743)	177,160	(409,583)
Mexico	Bank of America	7,100	1.00	(1)	6/20/22	213,357	(396,917)	(183,560)
Mexico	Bank of America	14,100	1.00	(1)	6/20/22	423,709	(895,605)	(471,896)
Mexico	Barclays Bank PLC	3,900	1.00	(1)	6/20/22	117,197	(259,843)	(142,646)
Mexico	Citibank NA	4,150	1.00	(1)	6/20/22	124,709	(238,229)	(113,520)
Mexico	Deutsche Bank	6,900	1.00	(1)	6/20/22	207,348	(390,465)	(183,117)
Mexico	Deutsche Bank	7,300	1.00	(1)	6/20/22	219,368	(458,702)	(239,334)
Mexico	Deutsche Bank	6,680	1.00	(1)	6/20/22	200,736	(453,668)	(252,932)
Mexico	Deutsche Bank	14,300	1.00	(1)	6/20/22	429,720	(840,950)	(411,230)
Mexico	Goldman Sachs International	6,500	1.00	(1)	6/20/22	195,328	(367,862)	(172,534)
Mexico	Goldman Sachs International	7,060	1.00	(1)	6/20/22	212,156	(481,862)	(269,706)
Philippines	Bank of America	9,300	1.00	(1)	9/20/15	(137,813)	(77,443)	(215,256)
Philippines	Barclays Bank PLC	9,131	1.00	(1)	3/20/15	(111,769)	(73,295)	(185,064)
Philippines	Barclays Bank PLC	10,000	1.00	(1)	6/20/15	(135,327)	(94,854)	(230,181)
Philippines	Citibank NA	10,000	1.00	(1)	6/20/15	(135,327)	(102,930)	(238,257)
Philippines	Deutsche Bank	9,750	1.00	(1)	3/20/15	(119,347)	(85,018)	(204,365)
Philippines	Deutsche Bank	10,000	1.00	(1)	6/20/15	(135,327)	(92,069)	(227,396)
Philippines	Deutsche Bank	9,500	1.00	(1)	9/20/15	(140,778)	(99,105)	(239,883)
Philippines	Deutsche Bank	10,000	1.00	(1)	9/20/15	(148,187)	(102,204)	(250,391)
Philippines	Goldman Sachs International	10,000	1.00	(1)	3/20/15	(122,407)	(93,168)	(215,575)
Philippines	Goldman Sachs International	10,000	1.00	(1)	6/20/15	(135,327)	(93,202)	(228,529)
Philippines	Goldman Sachs International	7,200	1.00	(1)	9/20/15	(106,694)	(57,562)	(164,256)
Philippines	HSBC Bank USA	10,000	1.00	(1)	6/20/15	(135,327)	(92,069)	(227,396)

57

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Philippines	HSBC Bank USA	$4,400	1.00	(1) %	9/20/15	$(65,202)	$(42,951)	$(108,153)
Philippines	HSBC Bank USA	10,000	1.00	(1)	9/20/15	(148,186)	(112,721)	(260,907)
Philippines	HSBC Bank USA	10,000	1.00	(1)	9/20/15	(148,187)	(119,352)	(267,539)
Philippines	JPMorgan Chase Bank	10,000	1.00	(1)	6/20/15	(135,326)	(100,071)	(235,397)
Philippines	Standard Chartered Bank	10,000	1.00	(1)	9/20/15	(148,187)	(110,976)	(259,163)
Qatar	Barclays Bank PLC	13,218	1.00	(1)	12/20/18	(250,939)	222,546	(28,393)
Qatar	Barclays Bank PLC	15,980	1.00	(1)	9/20/23	15,091	13,631	28,722
Russia	Bank of America	32,210	1.00	(1)	9/20/17	360,698	(1,330,471)	(969,773)
Russia	Barclays Bank PLC	17,300	1.00	(1)	9/20/17	193,731	(761,751)	(568,020)
Russia	Citibank NA	13,760	1.00	(1)	9/20/17	154,089	(371,960)	(217,871)
Russia	Credit Suisse International	28,990	1.00	(1)	9/20/17	324,640	(1,207,339)	(882,699)
Russia	Deutsche Bank	4,750	1.00	(1)	9/20/17	53,192	(123,280)	(70,088)
Russia	Deutsche Bank	9,800	1.00	(1)	9/20/17	109,744	(431,512)	(321,768)

Russia	Deutsche Bank	41,153	1.00	(1)	6/20/18	881,717	(684,184)	197,533
Russia	Deutsche Bank	35,840	1.00	(1)	6/20/18	767,884	(588,594)	179,290
Russia	JPMorgan Chase Bank	7,900	1.00	(1)	9/20/17	88,467	(216,366)	(127,899)
Russia	JPMorgan Chase Bank	17,700	1.00	(1)	9/20/17	198,210	(478,620)	(280,410)
Russia	JPMorgan Chase Bank	16,587	1.00	(1)	6/20/18	355,382	(269,255)	86,127
Russia	JPMorgan Chase Bank	16,870	1.00	(1)	6/20/18	361,445	(281,094)	80,351
Russia	JPMorgan Chase Bank	8,550	1.00	(1)	6/20/18	183,187	(128,548)	54,639
Russia	Morgan Stanley & Co. International PLC	9,180	1.00	(1)	9/20/17	102,801	(254,689)	(151,888)
South Africa	Bank of America	6,300	1.00	(1)	12/20/19	359,367	(179,283)	180,084
South Africa	Bank of America	5,575	1.00	(1)	9/20/20	384,025	(168,070)	215,955
South Africa	Bank of America	16,990	1.00	(1)	12/20/20	1,234,194	(467,038)	767,156
South Africa	Bank of America	5,160	1.00	(1)	12/20/20	374,834	(155,584)	219,250
South Africa	Bank of America	29,280	1.00	(1)	9/20/22	2,867,459	(1,843,326)	1,024,133
South Africa	Bank of America	20,830	1.00	(1)	9/20/22	2,039,931	(1,452,302)	587,629
South Africa	Bank of America	16,100	1.00	(1)	9/20/22	1,576,711	(1,071,761)	504,950
South Africa	Bank of America	19,900	1.00	(1)	9/20/22	1,948,853	(1,745,685)	203,168
South Africa	Barclays Bank PLC	6,300	1.00	(1)	12/20/19	359,367	(207,244)	152,123
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	305,211	(127,535)	177,676
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	305,212	(145,253)	159,959
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	305,212	(207,789)	97,423
South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	650,043	(602,753)	47,290
South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/20	826,600	(646,034)	180,566

58

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October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Barclays Bank PLC	$12,010	1.00	(1) %	12/20/20	$872,435	$(328,918)	$543,517
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/20	533,195	(213,065)	320,130
South Africa	Barclays Bank PLC	10,850	1.00	(1)	9/20/22	1,062,566	(817,217)	245,349
South Africa	Barclays Bank PLC	9,080	1.00	(1)	9/20/22	889,225	(733,522)	155,703
South Africa	BNP Paribas	16,830	1.00	(1)	9/20/22	1,648,201	(1,282,008)	366,193
South Africa	BNP Paribas	10,850	1.00	(1)	9/20/22	1,062,566	(839,650)	222,916
South Africa	Citibank NA	3,910	1.00	(1)	12/20/19	223,035	(146,236)	76,799
South Africa	Citibank NA	5,300	1.00	(1)	3/20/20	323,524	(210,988)	112,536
South Africa	Citibank NA	4,600	1.00	(1)	3/20/20	280,795	(189,004)	91,791
South Africa	Citibank NA	5,000	1.00	(1)	6/20/20	325,022	(219,218)	105,804
South Africa	Credit Suisse International	5,100	1.00	(1)	3/20/20	311,316	(142,660)	168,656
South Africa	Credit Suisse International	4,600	1.00	(1)	3/20/20	280,795	(156,541)	124,254
South Africa	Credit Suisse International	5,000	1.00	(1)	6/20/20	325,022	(221,692)	103,330

South Africa	Credit Suisse International	10,000	1.00	(1)	6/20/20	650,043	(588,363)	61,680
South Africa	Credit Suisse International	16,990	1.00	(1)	12/20/20	1,234,193	(496,560)	737,633
South Africa	Credit Suisse International	10,450	1.00	(1)	12/20/20	759,102	(394,468)	364,634
South Africa	Credit Suisse International	7,740	1.00	(1)	12/20/20	562,251	(237,719)	324,532
South Africa	Credit Suisse International	10,000	1.00	(1)	9/20/22	979,323	(910,887)	68,436
South Africa	Deutsche Bank	12,500	1.00	(1)	9/20/20	861,042	(489,478)	371,564
South Africa	Deutsche Bank	5,575	1.00	(1)	9/20/20	384,024	(166,551)	217,473
South Africa	Deutsche Bank	5,500	1.00	(1)	9/20/20	378,858	(199,562)	179,296
South Africa	Deutsche Bank	1,450	1.00	(1)	9/20/20	99,881	(52,662)	47,219
South Africa	Deutsche Bank	13,005	1.00	(1)	12/20/20	944,714	(371,188)	573,526
South Africa	Deutsche Bank	16,940	1.00	(1)	9/20/22	1,658,957	(1,483,225)	175,732
South Africa	Deutsche Bank	15,200	1.00	(1)	9/20/22	1,488,571	(1,325,171)	163,400
South Africa	Goldman Sachs International	17,335	1.00	(1)	12/20/20	1,259,255	(504,766)	754,489
South Africa	Goldman Sachs International	8,020	1.00	(1)	12/20/20	582,592	(237,315)	345,277
South Africa	Goldman Sachs International	10,690	1.00	(1)	9/20/22	1,046,886	(907,089)	139,797
South Africa	Goldman Sachs International	8,022	1.00	(1)	12/20/22	812,070	(711,738)	100,332
South Africa	HSBC Bank USA	7,300	1.00	(1)	12/20/22	738,981	(621,974)	117,007
South Africa	JPMorgan Chase Bank	5,200	1.00	(1)	12/20/19	296,620	(202,801)	93,819

59

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October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	JPMorgan Chase Bank	$4,590	1.00	(1) %	12/20/19	$261,825	$(214,837)	$46,988
South Africa	JPMorgan Chase Bank	5,100	1.00	(1)	3/20/20	311,315	(140,151)	171,164
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	3/20/20	305,211	(142,319)	162,892
South Africa	JPMorgan Chase Bank	5,200	1.00	(1)	3/20/20	317,420	(204,543)	112,877
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/20	325,022	(214,259)	110,763
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/20	325,022	(303,769)	21,253
South Africa	Nomura International PLC	8,900	1.00	(1)	9/20/22	871,598	(665,076)	206,522
South Africa	Nomura International PLC	4,000	1.00	(1)	9/20/22	391,730	(275,505)	116,225
South Africa	Nomura International PLC	7,068	1.00	(1)	12/20/22	715,496	(617,160)	98,336

Spain	Bank of America	15,000	1.00	(1)	6/20/20	923,825	(238,951)	684,874
Spain	Bank of America	7,500	1.00	(1)	9/20/20	488,642	(397,720)	90,922
Spain	Barclays Bank PLC	11,400	1.00	(1)	3/20/20	660,531	(87,367)	573,164
Spain	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	615,883	(564,595)	51,288
Spain	Barclays Bank PLC	7,412	1.00	(1)	9/20/20	482,902	(498,072)	(15,170)
Spain	Barclays Bank PLC	4,700	1.00	(1)	12/20/20	322,398	(342,635)	(20,237)
Spain	Barclays Bank PLC	44,330	1.00	(1)	12/20/20	3,040,876	(3,280,549)	(239,673)
Spain	Citibank NA	11,400	1.00	(1)	3/20/20	660,531	(199,495)	461,036
Spain	Citibank NA	2,500	1.00	(1)	3/20/20	144,854	(90,094)	54,760
Spain	Citibank NA	5,000	1.00	(1)	9/20/20	325,757	(194,835)	130,922
Spain	Deutsche Bank	9,200	1.00	(1)	3/20/20	533,061	(152,028)	381,033
Spain	Deutsche Bank	10,000	1.00	(1)	6/20/20	615,883	(354,236)	261,647
Spain	Deutsche Bank	13,950	1.00	(1)	6/20/20	859,158	(655,639)	203,519
Spain	Deutsche Bank	12,825	1.00	(1)	12/20/20	879,748	(813,938)	65,810
Spain	Deutsche Bank	23,922	1.00	(1)	12/20/20	1,640,961	(1,770,297)	(129,336)
Spain	Goldman Sachs International	5,000	1.00	(1)	6/20/20	307,942	(284,585)	23,357
Spain	Goldman Sachs International	8,543	1.00	(1)	9/20/20	556,588	(586,309)	(29,721)
Spain	JPMorgan Chase Bank	5,000	1.00	(1)	9/20/20	325,756	(189,713)	136,043
Spain	JPMorgan Chase Bank	15,000	1.00	(1)	9/20/20	977,285	(1,127,514)	(150,229)
Thailand	Bank of America	4,000	1.00	(1)	9/20/15	(52,295)	(10,575)	(62,870)
Thailand	Barclays Bank PLC	7,500	0.97		9/20/19	73,157	—	73,157
Thailand	Citibank NA	7,700	0.86		12/20/14	(64,043)	—	(64,043)
Thailand	Citibank NA	3,700	0.95		9/20/19	40,284	—	40,284

60

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October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Thailand	Credit Suisse International	$5,000	1.00	(1) %	9/20/15	$(65,369)	$(18,483)	$(83,852)
Thailand	Deutsche Bank	10,000	1.00	(1)	3/20/15	(110,707)	(22,884)	(133,591)
Thailand	Goldman Sachs International	4,700	1.00	(1)	9/20/15	(61,447)	(11,578)	(73,025)
Thailand	Goldman Sachs International	9,000	1.00	(1)	9/20/15	(117,663)	(22,192)	(139,855)
Thailand	HSBC Bank USA	10,000	1.00	(1)	9/20/15	(130,737)	(24,658)	(155,395)
Thailand	JPMorgan Chase Bank	3,900	0.87		12/20/14	(32,932)	—	(32,932)
Thailand	Standard Chartered Bank	5,000	1.00	(1)	9/20/15	(65,369)	(12,317)	(77,686)
Thailand	Standard Chartered Bank	5,000	1.00	(1)	9/20/15	(65,368)	(17,611)	(82,979)
Tunisia	Barclays Bank PLC	7,030	1.00	(1)	9/20/17	609,461	(489,521)	119,940
Tunisia	Citibank NA	3,990	1.00	(1)	9/20/17	345,887	(298,633)	47,254
Tunisia	Deutsche Bank	13,700	1.00	(1)	6/20/17	1,097,388	(788,423)	308,965
Tunisia	Deutsche Bank	7,390	1.00	(1)	6/20/17	591,949	(448,910)	143,039

Tunisia	Goldman Sachs International	6,700	1.00	(1)	9/20/17	580,818	(422,390)	158,428
Tunisia	Goldman Sachs International	7,430	1.00	(1)	9/20/17	644,102	(493,025)	151,077
Tunisia	Goldman Sachs International	6,700	1.00	(1)	9/20/17	580,812	(467,686)	113,126
Tunisia	JPMorgan Chase Bank	8,770	1.00	(1)	9/20/17	760,256	(642,221)	118,035
Tunisia	Morgan Stanley & Co. International PLC	2,000	1.00	(1)	6/20/17	160,203	(121,406)	38,797
Tunisia	Nomura International PLC	5,700	1.00	(1)	12/20/17	530,581	(482,434)	48,147
Uruguay	Citibank NA	4,600	1.00	(1)	6/20/20	248,669	(232,929)	15,740
Uruguay	Deutsche Bank	9,200	1.00	(1)	6/20/20	497,337	(454,942)	42,395
Venezuela	Barclays Bank PLC	12,700	5.00	(1)	6/20/18	2,006,735	(1,395,670)	611,065
Venezuela	Barclays Bank PLC	5,380	5.00	(1)	6/20/18	850,087	(566,313)	283,774
Venezuela	Barclays Bank PLC	3,299	5.00	(1)	6/20/18	521,271	(352,072)	169,199
Venezuela	Citibank NA	6,163	5.00	(1)	6/20/18	973,820	(671,499)	302,321
Venezuela	Deutsche Bank	3,854	5.00	(1)	6/20/18	608,965	(417,508)	191,457
Venezuela	Deutsche Bank	3,187	5.00	(1)	6/20/18	503,580	(348,192)	155,388
Venezuela	Deutsche Bank	5,613	5.00	(1)	6/20/20	1,112,888	(1,140,165)	(27,277)
Venezuela	Deutsche Bank	8,865	5.00	(1)	6/20/23	2,027,537	(2,283,750)	(256,213)
Venezuela	Goldman Sachs International	4,300	5.00	(1)	6/20/23	983,464	(942,629)	40,835

61

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October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)		Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

iTraxx Asia ex-Japan Investment Grade Index	Bank of America		$4,720	1.00	(1) %	6/20/18	$3,797	$(83,778)	$(79,981)
iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC		2,928	1.00	(1)	6/20/18	2,355	(87,514)	(85,159)
iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC		26,295	1.00	(1)	6/20/18	21,242	(453,162)	(431,920)
iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC		45,418	1.00	(1)	6/20/18	36,653	(723,981)	(687,328)
iTraxx Asia ex-Japan Investment Grade Index	Citibank NA		12,295	1.00	(1)	6/20/18	9,890	(223,462)	(213,572)
iTraxx Asia ex-Japan Investment Grade Index	Credit Suisse International		10,496	1.00	(1)	6/20/18	8,443	(167,032)	(158,589)
iTraxx Asia ex-Japan Investment Grade Index	Deutsche Bank		6,347	1.00	(1)	6/20/18	5,105	(110,152)	(105,047)
iTraxx Asia ex-Japan Investment Grade Index	Goldman Sachs International		7,636	1.00	(1)	6/20/18	6,141	(139,034)	(132,893)
iTraxx Asia ex-Japan Investment Grade Index	Goldman Sachs International		15,662	1.00	(1)	6/20/18	12,598	(281,326)	(268,728)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank		4,719	1.00	(1)	6/20/18	3,796	(85,768)	(81,972)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank		5,240	1.00	(1)	6/20/18	4,215	(86,529)	(82,314)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank		7,117	1.00	(1)	6/20/18	5,725	(111,430)	(105,705)
iTraxx Europe Senior Financials 5-Year Index	Goldman Sachs International	EUR	56,534	1.00	(1)	12/20/18	566,851	(1,473,497)	(906,646)
iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR	12,467	5.00	(1)	12/20/18	(2,716,951)	2,312,337	(404,614)
iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR	72,334	5.00	(1)	12/20/18	(15,763,550)	13,597,886	(2,165,664)

							$94,927,427	$(89,883,406)	$5,044,021

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2013, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $642,015,000.

**	The contract annual fixed rate represents the annual fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR	–	Euro

62

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October 31, 2013

Notes to Consolidated Financial Statements — continued

Total Return Swaps
Counterparty	Number of Contracts	Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Appreciation (Depreciation)

Citibank NA	N.A.	Total Return on GTQ 37,022,000 Banco de Guatemala, 0%, due 12/3/13	3-month USD LIBOR-BBA + 50 bp on $4,568,992 (Notional Amount) plus Notional Amount at termination date	12/5/13	$74,453
Citibank NA	28,000,000	Positive Return on KOSPI 200 Index less 5bp	Negative Return on KOSPI 200 Index plus 5bp	12/12/13	101,368
Citibank NA	45,500,000	Positive Return on KOSPI 200 Index less 5bp	Negative Return on KOSPI 200 Index plus 5bp	12/12/13	230,054
Citibank NA	N.A.	Total Return on GTQ 21,130,000 Banco de Guatemala, 0%, due 3/4/14	3-month USD LIBOR-BBA + 50 bp on $2,611,067 (Notional Amount) plus Notional Amount at termination date	3/10/14	12,729
JPMorgan Chase Bank	2,450	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(130,769)
JPMorgan Chase Bank	2,560	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(142,858)
JPMorgan Chase Bank	2,580	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(103,423)
JPMorgan Chase Bank	27,120	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(1,569,984)
JPMorgan Chase Bank	4,000	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(175,033)
JPMorgan Chase Bank	9,380	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(439,650)
JPMorgan Chase Bank	980	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(57,007)

					$(2,200,120)

GTQ	–	Guatemalan Quetzal

Cross-Currency Swaps
Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)		Portfolio Pays Floating Rate on Notional Amount (000’s omitted)		Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation
Bank of America	CLF	474	CLP	10,892,810	6-month Sinacofi Chile Interbank Rate	2.10%	5/10/18	$197,354
Bank of America	CLF	1,061	CLP	24,349,210	6-month Sinacofi Chile Interbank Rate	2.08	5/13/18	429,200
Bank of America	CLF	203	CLP	4,664,735	6-month Sinacofi Chile Interbank Rate	2.10	5/16/18	97,917
Bank of America	CLF	514	CLP	11,777,720	6-month Sinacofi Chile Interbank Rate	2.05	5/20/18	212,863
Citibank NA	CLF	131	CLP	3,006,030	6-month Sinacofi Chile Interbank Rate	2.01	5/20/18	42,750
Deutsche Bank	CLF	482	CLP	11,063,890	6-month Sinacofi Chile Interbank Rate	2.09	5/10/18	189,820
Deutsche Bank	CLF	1,360	CLP	31,208,027	6-month Sinacofi Chile Interbank Rate	2.05	5/13/18	469,054
Deutsche Bank	CLF	529	CLP	12,138,861	6-month Sinacofi Chile Interbank Rate	2.11	5/14/18	254,901
Deutsche Bank	CLF	255	CLP	5,837,972	6-month Sinacofi Chile Interbank Rate	2.00	5/20/18	77,402
Deutsche Bank	CLF	111	CLP	2,538,732	6-month Sinacofi Chile Interbank Rate	1.93	5/23/18	20,262

								$1,991,523

63

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Notes to Consolidated Financial Statements — continued

Cross-Currency Swaps (continued)
Counterparty	Notional Amount on Fixed Rate (Currency Received) (000’s omitted)*		Notional Amount on Floating Rate (Currency Delivered (000’s omitted)*	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Bank of America	TRY	17,118	$11,435	3-month USD LIBOR-BBA	8.28%	8/11/20	$2,399,108
Bank of America	TRY	26,000	14,619	3-month USD LIBOR-BBA	6.97	8/18/21	1,938,263
Barclays Bank PLC	TRY	60,000	40,080	3-month USD LIBOR-BBA	8.25	8/11/20	8,458,037
Barclays Bank PLC	TRY	25,350	16,650	3-month USD LIBOR-BBA	8.32	8/16/20	2,965,990
Citibank NA	TRY	25,000	16,700	3-month USD LIBOR-BBA	8.20	8/11/20	3,558,312
Citibank NA	TRY	3,909	2,449	3-month USD LIBOR-BBA	8.23	2/25/21	297,063
Credit Suisse International	TRY	4,446	2,498	3-month USD LIBOR-BBA	6.90	8/18/21	338,726
Deutsche Bank	TRY	22,254	14,861	3-month USD LIBOR-BBA	8.26	8/11/20	3,126,030
Deutsche Bank	TRY	14,321	8,996	3-month USD LIBOR-BBA	8.20	2/24/21	1,123,705
Deutsche Bank	TRY	5,112	2,871	3-month USD LIBOR-BBA	7.00	8/18/21	372,479
JPMorgan Chase Bank	TRY	27,000	18,012	3-month USD LIBOR-BBA	8.29	8/11/20	3,752,562
JPMorgan Chase Bank	TRY	20,000	13,333	3-month USD LIBOR-BBA	8.36	8/11/20	2,732,555
JPMorgan Chase Bank	TRY	10,000	5,610	3-month USD LIBOR-BBA	6.96	8/18/21	735,881

							$31,798,711

							$33,790,234

CLF	–	Chilean Unidad de Fomento
CLP	–	Chilean Peso
TRY	–	New Turkish Lira

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

64

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Notes to Consolidated Financial Statements — continued

Written options activity for the year ended October 31, 2013 was as follows:

	Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Premiums Received
Outstanding, beginning of year	INR	33,752,150	KRW	—	$21,570,884
Options written		45,733,792		336,789,600	13,096,463
Options expired		(55,845,023)		(336,789,600)	(28,267,371)

Outstanding, end of year	INR	23,640,919	KRW	—	$6,399,976

INR	–	Indian Rupee
KRW	–	South Korean Won

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures and options thereon and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, options on currencies, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including futures, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over the counter written options, non-centrally cleared swap contracts, over-the-counter options and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $127,958,005. The Portfolio may be required to pledge collateral in the form of cash or securities for the benefit of a counterparty if the net amount due to the counterparty exceeds a certain threshold. Collateral pledged for the benefit of a counterparty for over-the-counter derivatives is held in a segregated account by the Portfolio’s custodian. Securities pledged as collateral, if any, are identified in the Consolidated Portfolio of Investments. Cash pledged as collateral, if any, is included in restricted cash on the Consolidated Statement of Assets and Liabilities. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $54,992,028 at October 31, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including non-centrally cleared swap contracts, over-the counter options, swaptions contracts, and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risks with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $139,702,400, with the highest amount from any one counterparty being $22,941,048. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio (and Subsidiary) has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio (and Subsidiary) or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $99,017,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered Portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered Portfolio.

65

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$5,113,516	$2,224,505	$986,837	$—
Net unrealized depreciation*	—	1,277,779	—	1,033,171	395,301
Receivable for open forward foreign currency exchange contracts	—	—	20,370,459	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	120,120,132	331,422	87,182	74,185,978	—

Total Asset Derivatives	$120,120,132	$6,722,717	$22,682,146	$76,205,986	$395,301

Written options outstanding, at value	$—	$—	$(8,044,580)	$—	$—
Net unrealized depreciation*	—	—	—	(40,929,844)	—
Payable for open forward foreign currency exchange contracts	—	—	(53,815,518)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(34,182,880)	(2,618,724)	—	(33,602,994)	—

Total Liability Derivatives	$(34,182,880)	$(2,618,724)	$(61,860,098)	$(74,532,838)	$—

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts in the Futures Contracts table and Centrally Cleared Swaps table above. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Consolidated Statement of Operations Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) — Investment transactions	$—	$(4,657,259)	$(19,769,387)	$—	$(9,622,080)
Futures contracts	—	1,715,747	—	45,840,113	16,649,500
Written options	—	—	28,267,371	—	—
Swap contracts	(132,241,432)	(95,167)	(18,440)	(42,780,405)	—
Forward commodity contracts	—	—	—	—	(3,464,971)

Foreign currency and forward foreign currency exchange contract transactions	—	—	(54,046,381)	—	—

Total	$(132,241,432)	$(3,036,679)	$(45,566,837)	$3,059,708	$3,562,449

Change in unrealized appreciation (depreciation) — Investments	$—	$3,856,540	$(16,093,574)	$(324,696)	$102,080
Futures contracts	—	437,862	—	(39,850,628)	10,571,543
Written options	—	—	(13,648,029)	—	—
Swap contracts	36,074,198	(2,287,302)	87,182	49,033,396	—
Forward commodity contracts	—	—	—	—	9,488,742

Foreign currency and forward foreign currency exchange contracts	—	—	(17,754,309)	—	—

Total	$36,074,198	$2,007,100	$(47,408,730)	$8,858,072	$20,162,365

66

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts, interest rate swaption contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $1,618,339,000, $49,102,000, $6,831,643,000, $99,600,000 and $6,031,801,000, respectively.

The average principal amount of purchased currency options contracts, and average number of purchased index options contracts and average number of purchased commodity options contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $1,699,100,000, 255,556,000 contracts and 1,046 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

67

Global Macro Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$2,474,516,785	$—	$2,474,516,785
Corporate Bonds & Notes	—	633,110	—	633,110
Collateralized Mortgage Obligations	—	77,688,120	—	77,688,120
Mortgage Pass-Throughs	—	1,100,992,709	—	1,100,992,709
U.S. Government Agency Obligations	—	314,399,286	—	314,399,286
U.S. Treasury Obligations	—	872,266,821	—	872,266,821
Common Stocks	7,598,623	22,452,568 *	—	30,051,191
Precious Metals	151,176,768	—	—	151,176,768
Currency Call Options Purchased	—	1,372,786	—	1,372,786
Currency Put Options Purchased	—	851,719	—	851,719
Interest Rate Swaptions Purchased	—	986,837	—	986,837
Call Options Purchased	—	5,113,516	—	5,113,516
Short-Term Investments —
Foreign Government Securities	—	883,810,625	—	883,810,625
U.S. Treasury Obligations	—	459,688,639	—	459,688,639
Repurchase Agreements	—	696,542,251	—	696,542,251
Other	—	83,253,953	—	83,253,953

Total Investments	$158,775,391	$6,994,569,725	$—	$7,153,345,116

Forward Foreign Currency Exchange Contracts	$—	$20,370,459	$—	$20,370,459
Swap Contracts	—	195,757,885	—	195,757,885
Futures Contracts	1,673,080	—	—	1,673,080

Total	$160,448,471	$7,210,698,069	$—	$7,371,146,540

Liability Description
Currency Put Options Written	$—	$(8,044,580)	$—	$(8,044,580)
Securities Sold Short	—	(622,895,561)	—	(622,895,561)
Forward Foreign Currency Exchange Contracts	—	(53,815,518)	—	(53,815,518)
Swap Contracts	—	(70,404,598)	—	(70,404,598)
Futures Contracts	(40,929,844)	—	—	(40,929,844)

Total	$(40,929,844)	$(755,160,257)	$—	$(796,090,101)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

68

Global Macro Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio and subsidiary as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2013

69

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

70

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust and Vice President of the Portfolio	President of the Trust since 2013 and Vice President of the Portfolio since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael A. Cirami 1975	President of the Portfolio	Since 2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

71

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

72

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

73

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Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041-12/13	GMSRC

Eaton Vance

Global Macro Absolute Return Advantage Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Global Macro Absolute Return Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 64

Federal Tax Information	19

Management and Organization	65

Important Notices	68

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2013, central bank activity, U.S. fiscal policy and events in Europe were key drivers of the performance of the global financial markets. Slowing economic growth in China and instability in the Middle East also influenced returns.

In January 2013, the U.S. Federal Reserve (the Fed) increased the size of its monthly bond purchases by adding $45 billion of long-term Treasury securities to the $40 billion in agency mortgage-backed issues it had been buying since September 2012. (The Fed had been buying long-term Treasurys since 2011, but funding these purchases by selling short-term Treasurys — a program dubbed Operation Twist that expired in December 2012.) Then, in the spring, the Fed indicated that it might start tapering its bond purchases, causing Treasury yields to spike. However, the Fed held policy steady over the remainder of the period due to concerns about the economy and fiscal policy. The U.S. government shut down briefly in October until Congress reached an agreement to fund operations and extend the debt ceiling through the beginning of 2014. Just seven months earlier, across-the-board spending cuts had gone into effect because lawmakers could not agree on a targeted plan to reduce the deficit.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation’s economy, including doubling the amount of the central bank’s bond purchases. The European Central Bank (ECB) also eased policy to help boost growth, cutting its key lending rate to a record low. Peripheral eurozone debt markets continued to benefit from ECB President Mario Draghi’s July 2012 pledge to do “whatever it takes to preserve the euro” — a pledge backed by a program to purchase bonds of governments that receive aid from the region’s rescue fund. In March 2013, a rescue package for Cyprus and its ailing banks kept the small country from exiting the eurozone. However, for the first time in a eurozone bailout, bank depositors were taxed, raising concerns that this might be the model for future aid agreements. Near the end of the period, German Chancellor Angela Merkel won re-election, suggesting that there would be no major changes to eurozone policy, at least in the near term.

GDP growth slowed in China during the first half of 2013 as the government worked to rebalance the economy away from exports and investment spending and toward domestic consumption. This was a headwind for countries and companies that produce industrial metals and other commodities consumed by China. On the geopolitical front, Egypt ousted its president, and the United States considered a military strike on Syria for its alleged use of chemical weapons.

Against this backdrop, the world’s bond and currency markets delivered mixed performance. Government debt markets in the United States and Germany, as well as in many emerging markets, posted negative returns, but rallied in peripheral European countries like Spain and Italy. Investment-grade U.S. corporate issues declined, while U.S. high-yield corporates and floating-rate loans advanced. Broadly speaking, corporate bond markets outside the United States registered gains. The euro and Chinese yuan are notable currencies that strengthened versus the U.S. dollar; the Japanese yen and Indian rupee are notable currencies that weakened.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Global Macro Absolute Return Advantage Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of -1.92%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), gained 0.09% during the period.

The Fund’s investments in Central and Eastern Europe made the largest contribution to Fund performance, led by long positions in the Serbian dinar and Romanian leu. Serbia continued to implement political and economic reforms on its path toward European Union membership, while economic data coming out of Romania was strong compared to other parts of Europe.

The Sub-Saharan Africa region also contributed positively to the Fund’s performance. A long position in the Nigerian naira was helpful due to a combination of high carry available on the currency (i.e., attractive yields in Nigeria relative to other countries) and higher oil prices, as Nigeria is a major oil exporter. A short position in the South African rand was another plus given deterioration in the economy.

The Fund’s exposures in both Asia and the Middle East had minimal impact on the Fund’s performance. In Asia, gains on a short position in the Japanese yen and a long position in the Sri Lankan rupee were countered by losses elsewhere, primarily a long position in the Indian rupee. In the Middle East, the positive impact from being short Egyptian credit and long several Middle Eastern currencies was offset by being short Lebanese credit.

Investments in Latin America subtracted the most from the Fund’s return, driven by a long credit position in Argentina that reacted negatively in response to a court ruling related to the country’s debt restructuring of several years ago.

Exposures in Western Europe also detracted from the Fund’s performance. The portfolio was short Spanish credit, and credit spreads in peripheral Europe generally tightened due to the ECB’s commitment to support the region’s debt markets. A short position in the British pound was unfavorable amid better-than-expected U.K. economic data. In the Dollar Bloc, performance was hurt by long duration8 exposure in New Zealand primarily used to hedge long positions in emerging Asia.

The Fund’s commodity exposure — specifically, being long platinum and short gold — did not have a meaningful impact on the Fund’s performance during the period.

.

See Endnotes and Additional Disclosur es in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric A. Stein, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Since Inception
Class A at NAV	08/31/2010	08/31/2010	–1.92%	1.08%
Class A with 4.75% Maximum Sales Charge	—	—	–6.56	–0.46
Class C at NAV	08/31/2010	08/31/2010	–2.56	0.42
Class C with 1% Maximum Sales Charge	—	—	–3.48	0.42
Class I at NAV	08/31/2010	08/31/2010	–1.60	1.40
Class R at NAV	12/01/2010	08/31/2010	–2.03	0.92
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.09%	0.10%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R
Gross	2.02%	2.72%	1.72%	2.22%
Net	1.55	2.25	1.25	1.75
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/31/2010	$10,134	N.A.
Class I	$250,000	08/31/2010	$261,284	N.A.
Class R	$10,000	08/31/2010	$10,295	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Fund Profile5

Asset Allocation (% of net assets)6

Foreign Currency Exposure (% of net assets)7

Romania	7.9%	Guatemala	0.5%
Poland	7.2	Azerbaijan	0.4
Mexico	6.8	New Zealand	0.3
Singapore	6.7	Russia	0.2
Philippines	6.2	South Korea	0.1
Serbia	5.9	Chile	0.1
Sri Lanka	5.3	Turkey	0.0	*
India	4.8	Malaysia	0.0	*
Nigeria	4.0	Thailand	0.0	*
Czech Republic	3.9	Sweden	0.0	*
Israel	3.1	Uganda	0.0	*
Colombia	2.5	Hong Kong	0.0	*
Lebanon	2.1	Australia	–0.2
Kenya	2.0	Gold	–0.3
Norway	2.0	China	–0.8
Peru	1.9	Copper	–1.0
Indonesia	1.8	Croatia	–1.9
Platinum	1.5	Brazil	–3.8
Kazakhstan	1.4	South Africa	–3.9
Uruguay	1.0	Hungary	–4.1
Zambia	0.9	Switzerland	–5.0
Jordan	0.7	United Kingdom	–5.1
Ghana	0.5	Japan	–8.5
		Euro	–19.5
		Total Long	81.7
		Total Short	–54.1
		Total Net	27.6
*Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratios exclude interest expense associated with certain investment transactions.
[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share the each Portfolio or Fund in which it invests.

[6]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets.

[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

[8]

Duration is a measure of the expected change in price of income securities — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$954.00	$9.65	1.96%
Class C	$1,000.00	$951.40	$13.03	2.65%
Class I	$1,000.00	$956.20	$8.23	1.67%
Class R	$1,000.00	$953.70	$10.64	2.16%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.30	$9.96	1.96%
Class C	$1,000.00	$1,011.80	$13.44	2.65%
Class I	$1,000.00	$1,016.80	$8.49	1.67%
Class R	$1,000.00	$1,014.30	$10.97	2.16%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $1,227,956,349)	$1,207,235,582
Receivable for Fund shares sold	3,033,940
Total assets	$1,210,269,522

Liabilities
Payable for Fund shares redeemed	$4,774,819
Payable to affiliates:
Distribution and service fees	149,685
Trustees’ fees	42
Accrued expenses	234,906
Total liabilities	$5,159,452
Net Assets	$1,205,110,070

Sources of Net Assets
Paid-in capital	$1,258,061,710
Accumulated net realized loss from Portfolio	(16,567,833)
Accumulated distributions in excess of net investment income	(15,663,040)
Net unrealized depreciation from Portfolio	(20,720,767)
Total	$1,205,110,070

Class A Shares
Net Assets	$293,690,765
Shares Outstanding	30,779,171
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.54
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.02

Class C Shares
Net Assets	$82,386,951
Shares Outstanding	8,776,556
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.39

Class I Shares
Net Assets	$825,737,721
Shares Outstanding	85,949,970
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.61

Class R Shares
Net Assets	$3,294,633
Shares Outstanding	347,579
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.48

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest allocated from Portfolio (net of foreign taxes, $79,494)	$52,974,253
Dividends allocated from Portfolio (net of foreign taxes, $71,860)	415,941
Expenses, excluding interest expense, allocated from Portfolio	(12,062,924)
Interest expense allocated from Portfolio	(4,519,307)
Total investment income from Portfolio	$36,807,963

Expenses
Distribution and service fees
Class A	$926,913
Class C	944,253
Class R	16,354
Trustees’ fees and expenses	500
Custodian fee	37,963
Transfer and dividend disbursing agent fees	953,626
Legal and accounting services	47,819
Printing and postage	96,403
Registration fees	140,531
Miscellaneous	16,746
Total expenses	$3,181,108

Net investment income	$33,626,855

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (including a loss of $71,941 from precious metals)	$919,667
Written options	5,927,766
Securities sold short	2,113,493
Futures contracts	(1,299,183)
Swap contracts	(38,339,413)
Forward commodity contracts	2,278,163
Foreign currency and forward foreign currency exchange contract transactions	(23,595,893)
Net realized loss	$(51,995,400)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $1,491,127 from precious metals)	$(18,154,256)
Written options	(3,457,953)
Securities sold short	(591,947)
Futures contracts	(3,824,913)
Swap contracts	17,373,565
Forward commodity contracts	960,337
Foreign currency and forward foreign currency exchange contracts	(4,822,011)
Net change in unrealized appreciation (depreciation)	$(12,517,178)

Net realized and unrealized loss	$(64,512,578)

Net decrease in net assets from operations	$(30,885,723)

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$33,626,855	$31,110,410
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(51,995,400)	11,725,349
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(12,517,178)	(6,627,524)
Net increase (decrease) in net assets from operations	$(30,885,723)	$36,208,235
Distributions to shareholders —
From net investment income
Class A	$—	$(6,346,535)
Class C	—	(2,183,186)
Class I	—	(12,792,634)
Class R	—	(49,483)
From net realized gain
Class A	(14,613,979)	—
Class C	(5,071,981)	—
Class I	(22,598,945)	—
Class R	(148,010)	—
Total distributions to shareholders	$(42,432,915)	$(21,371,838)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$248,431,755	$125,831,134
Class C	23,288,076	20,529,855
Class I	692,709,050	225,780,742
Class R	1,502,729	1,441,511
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,917,087	5,778,419
Class C	3,304,410	1,461,426
Class I	17,888,259	7,791,018
Class R	147,957	49,457
Cost of shares redeemed
Class A	(190,553,499)	(161,233,028)
Class C	(34,904,488)	(38,429,113)
Class I	(289,079,810)	(257,049,122)
Class R	(950,528)	(333,566)
Net increase (decrease) in net assets from Fund share transactions	$485,700,998	$(68,381,267)

Net increase (decrease) in net assets	$412,382,360	$(53,544,870)

Net Assets
At beginning of year	$792,727,710	$846,272,580
At end of year	$1,205,110,070	$792,727,710

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(15,663,040)	$(10,233,125)

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,						Period Ended October 31, 2010(1)
	2013		2012		2011
Net asset value — Beginning of period	$10.260		$10.050		$10.060		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.297		$0.387		$0.171		$0.028
Net realized and unrealized gain (loss)	(0.485)		0.078		(0.163)		0.032

Total income (loss) from operations	$(0.188)		$0.465		$0.008		$0.060

Less Distributions
From net investment income	$—		$(0.255)		$—		$—
From net realized gain	(0.532)		—		(0.018)		—

Total distributions	$(0.532)		$(0.255)		$(0.018)		$—

Net asset value — End of period	$9.540		$10.260		$10.050		$10.060

Total Return(3)	(1.92)%		4.79%		0.07%		0.60	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$293,691		$243,609		$268,739		$36,143
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.94	%(7)	2.02	%(7)	1.80	%(7)(8)	1.55	%(8)(9)
Net investment income	3.02%		3.87%		1.69%		1.69	%(9)
Portfolio Turnover of the Portfolio	65%		91%		50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.42%, 0.47% and 0.25% for the years ended October 31, 2013, 2012 and 2011, respectively.

(8)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and for the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.

(9)	Annualized.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,						Period Ended October 31, 2010(1)
	2013		2012		2011
Net asset value — Beginning of period	$10.170		$9.980		$10.060		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.231		$0.315		$0.101		$0.015
Net realized and unrealized gain (loss)	(0.479)		0.075		(0.163)		0.045

Total income (loss) from operations	$(0.248)		$0.390		$(0.062)		$0.060

Less Distributions
From net investment income	$—		$(0.200)		$—		$—
From net realized gain	(0.532)		—		(0.018)		—

Total distributions	$(0.532)		$(0.200)		$(0.018)		$—

Net asset value — End of period	$9.390		$10.170		$9.980		$10.060

Total Return(3)	(2.56)%		4.02%		(0.62)%		0.60	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,387		$98,230		$112,833		$8,747
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.64	%(7)	2.72	%(7)	2.49	%(7)(8)	2.25	%(8)(9)
Net investment income	2.37%		3.17%		1.01%		0.89	%(9)
Portfolio Turnover of the Portfolio	65%		91%		50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.42%, 0.47% and 0.24% for the years ended October 31, 2013, 2012 and 2011, respectively.

(8)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and for the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.

(9)	Annualized.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,						Period Ended October 31, 2010(1)
	2013		2012		2011
Net asset value — Beginning of period	$10.300		$10.090		$10.070		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.318		$0.419		$0.204		$0.025
Net realized and unrealized gain (loss)	(0.476)		0.076		(0.166)		0.045

Total income (loss) from operations	$(0.158)		$0.495		$0.038		$0.070

Less Distributions
From net investment income	$—		$(0.285)		$—		$—
From net realized gain	(0.532)		—		(0.018)		—

Total distributions	$(0.532)		$(0.285)		$(0.018)		$—

Net asset value — End of period	$9.610		$10.300		$10.090		$10.070

Total Return(3)	(1.60)%		5.09%		0.37%		0.70	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$825,738		$448,057		$463,076		$56,036
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.65	%(7)	1.72	%(7)	1.50	%(7)(8)	1.25	%(8)(9)
Net investment income	3.22%		4.17%		2.02%		1.50	%(9)
Portfolio Turnover of the Portfolio	65%		91%		50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.42%, 0.47% and 0.25% for the years ended October 31, 2013, 2012 and 2011, respectively.

(8)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and for the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.

(9)	Annualized.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Financial Highlights — continued

	Class R
	Year Ended October 31,				Period Ended October 31, 2011(1)
	2013		2012
Net asset value — Beginning of period	$10.220		$10.040		$10.100

Income (Loss) From Operations
Net investment income(2)	$0.275		$0.373		$0.138
Net realized and unrealized gain (loss)	(0.483)		0.071		(0.180)

Total income (loss) from operations	$(0.208)		$0.444		$(0.042)

Less Distributions
From net investment income	$—		$(0.264)		$—
From net realized gain	(0.532)		—		(0.018)

Total distributions	$(0.532)		$(0.264)		$(0.018)

Net asset value — End of period	$9.480		$10.220		$10.040

Total Return(3)	(2.03)%		4.48%		(0.42	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,295		$2,832		$1,625
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.14	%(7)	2.22	%(7)	2.10	%(7)(8)(9)
Net investment income	2.81%		3.74%		1.50	%(9)
Portfolio Turnover of the Portfolio	65%		91%		50	%(10)

(1)	For the period from commencement of operations on December 1, 2010 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.42%, 0.47% and 0.35% for the years ended October 31, 2013 and 2012 and the period from commencement of operations on December 1, 2010 to October 31, 2011, respectively.

(8)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the period from commencement of operations on December 1, 2010 to October 31, 2011). Absent this reimbursement, total return would be lower.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2011.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (69.7% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had deferred capital losses of $15,678,088 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

Additionally, at October 31, 2013, the Fund had a late year ordinary loss of $19,771,636, which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$14,082,029	$21,371,838
Long-term capital gains	$28,350,886	—

During the year ended October 31, 2013, accumulated net realized loss was decreased by $40,580,293, accumulated distributions in excess of net investment income was increased by $39,056,770 and paid-in capital was decreased by $1,523,523 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, foreign currency gain (loss), futures contracts, written options, paydown gain (loss) and accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(15,678,088)
Late year ordinary losses	(19,771,636)
Net unrealized depreciation	(17,501,916)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency transactions, tax accounting for straddle transactions, swap contracts, futures contracts, wash sales, partnership allocations, premium amortization and accretion of discount.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2013, the Fund incurred no adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.55%, 2.25%, 1.25% and 1.75% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement was terminated on February 28, 2013. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended October 31, 2013.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $12,106 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $20,539 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $926,913 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $708,190 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2013, the Fund paid or accrued to EVD $8,177 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $236,063 and $8,177 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $569,854,879 and $127,144,763, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	25,035,139	12,579,645
Issued to shareholders electing to receive payments of distributions in Fund shares	1,433,274	598,800
Redemptions	(19,429,986)	(16,166,942)

Net increase (decrease)	7,038,427	(2,988,497)

	Year Ended October 31,
Class C	2013	2012

Sales	2,380,749	2,067,110
Issued to shareholders electing to receive payments of distributions in Fund shares	343,851	151,758
Redemptions	(3,605,657)	(3,865,007)

Net decrease	(881,057)	(1,646,139)

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2013	2012

Sales	70,005,158	22,506,690
Issued to shareholders electing to receive payments of distributions in Fund shares	1,834,693	806,523
Redemptions	(29,399,382)	(25,695,039)

Net increase (decrease)	42,440,469	(2,381,826)

	Year Ended October 31,
Class R	2013	2012

Sales	152,839	143,847
Issued to shareholders electing to receive payments of distributions in Fund shares	15,316	5,136
Redemptions	(97,751)	(33,632)

Net increase	70,404	115,351

17

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, August 31, 2010, to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, August 31, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2013

18

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments

Foreign Government Bonds — 47.0%

Security	Principal Amount (000’s omitted)		Value

Albania — 0.4%
Republic of Albania, 7.50%, 11/4/15(1)	EUR	4,376	$6,186,598

Total Albania			$6,186,598

Angola — 0.2%
Republic of Angola Via Northern Lights III BV, 7.00%, 8/16/19(1)	USD	2,700	$2,932,875

Total Angola			$2,932,875

Australia — 2.2%
Australia Government Bond, 1.25%, 2/21/22(1)(2)	AUD	11,703	$11,259,988
Australia Government Bond, 5.75%, 7/15/22	AUD	25,540	27,459,254

Total Australia			$38,719,242

Bahrain — 0.1%
Kingdom of Bahrain, 6.125%, 8/1/23(3)	USD	1,929	$2,010,983

Total Bahrain			$2,010,983

Bermuda — 1.3%
Government of Bermuda, 4.854%, 2/6/24(3)	USD	22,845	$22,726,594

Total Bermuda			$22,726,594

Brazil — 0.5%
Brazil Letras do Tesouro Nacional, 0.00%, 1/1/14	BRL	21,020	$9,241,087

Total Brazil			$9,241,087

Croatia — 2.0%
Croatia Treasury Bill, 0.00%, 2/12/15	EUR	27,567	$35,301,692

Total Croatia			$35,301,692

Ecuador — 0.0%(4)
Republic of Ecuador, 9.375%, 12/15/15(1)	USD	398	$425,860

Total Ecuador			$425,860

Fiji — 0.1%
Republic of Fiji, 9.00%, 3/15/16	USD	2,400	$2,522,078

Total Fiji			$2,522,078

Ghana — 0.5%
Ghana Government Bond, 14.25%, 7/25/16	GHS	1,612	$652,183
Ghana Government Bond, 16.73%, 1/11/16	GHS	3,733	1,615,019

Security	Principal Amount (000’s omitted)		Value

Ghana (continued)
Ghana Government Bond, 16.90%, 3/7/16	GHS	7,583	$3,292,085
Ghana Government Bond, 21.00%, 10/26/15	GHS	3,941	1,858,501
Ghana Government Bond, 23.00%, 8/21/17	GHS	1,460	737,353
Ghana Government Bond, 26.00%, 6/5/17	GHS	1,433	767,469

Total Ghana			$8,922,610

Guatemala — 0.4%
Republic of Guatemala, 4.875%, 2/13/28(3)	USD	7,750	$7,378,000

Total Guatemala			$7,378,000

Hungary — 1.2%
National Bank of Hungary, 8.875%, 11/1/13	USD	3,820	$3,819,712
Republic of Hungary, 3.50%, 7/18/16(1)	EUR	6,304	8,743,276
Republic of Hungary, 4.375%, 7/4/17(1)	EUR	4,209	5,857,007
Republic of Hungary, 5.50%, 5/6/14(1)	GBP	1,181	1,931,884

Total Hungary			$20,351,879

Jamaica — 0.5%
Jamaica Government International Bond, 8.00%, 6/24/19	USD	4,860	$4,774,950
Jamaica Government International Bond, 10.625%, 6/20/17	USD	3,370	3,656,450

Total Jamaica			$8,431,400

Jordan — 0.7%
Jordan Government Bond, 6.648%, 5/22/14	JOD	2,900	$4,150,016
Jordan Government Bond, 7.95%, 2/5/15	JOD	2,900	4,238,282
Jordan Government Bond, 8.163%, 3/25/16	JOD	1,000	1,492,091
Jordan Government Bond, 8.60%, 3/4/16	JOD	1,000	1,504,402

Total Jordan			$11,384,791

Kenya — 0.1%
Kenya Treasury Bond, 11.855%, 5/22/17	KES	81,200	$957,282

Total Kenya			$957,282

Lebanon — 0.3%
Lebanon Treasury Note, 5.94%, 1/9/14	LBP	2,436,130	$1,618,753
Lebanon Treasury Note, 8.38%, 8/28/14	LBP	2,540,690	1,725,979
Lebanon Treasury Note, 8.74%, 7/31/14	LBP	1,076,940	732,312
Lebanon Treasury Note, 9.00%, 7/17/14	LBP	1,843,090	1,254,252

Total Lebanon			$5,331,296

20	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Mexico — 3.5%
Mexican Bonos, 7.00%, 6/19/14	MXN	233,240	$18,331,844
Mexican Bonos, 8.00%, 12/19/13	MXN	399,830	30,848,100
Mexican Bonos, 9.50%, 12/18/14	MXN	132,350	10,801,996

Total Mexico			$59,981,940

Mongolia — 0.1%
Mongolia Government International Bond, 4.125%, 1/5/18(3)	USD	1,420	$1,343,320

Total Mongolia			$1,343,320

New Zealand — 2.6%
New Zealand Government Bond, 2.00%, 9/20/25(2)	NZD	14,209	$11,209,470
New Zealand Government Bond, 3.00%, 9/20/30(2)	NZD	21,213	17,994,517
New Zealand Government Bond, 5.00%, 3/15/19	NZD	9,220	7,948,434
New Zealand Government Bond, 6.00%, 12/15/17	NZD	9,220	8,237,085

Total New Zealand			$45,389,506

Paraguay — 0.2%
Republic of Paraguay, 4.625%, 1/25/23(1)	USD	492	$469,860
Republic of Paraguay, 4.625%, 1/25/23(3)	USD	2,906	2,775,230

Total Paraguay			$3,245,090

Philippines — 1.0%
Republic of the Philippines, 6.25%, 1/27/14	PHP	247,360	$5,802,936
Republic of the Philippines, 6.25%, 1/14/36	PHP	417,000	11,001,620

Total Philippines			$16,804,556

Romania — 7.8%
Romania Government Bond, 4.875%, 11/7/19(1)	EUR	12,186	$17,539,919
Romania Government Bond, 5.25%, 6/17/16(1)	EUR	1,899	2,762,245
Romania Government Bond, 5.75%, 1/27/16	RON	118,240	37,856,923
Romania Government Bond, 5.80%, 10/26/15	RON	84,200	26,939,515
Romania Government Bond, 5.85%, 7/28/14	RON	31,960	9,996,286
Romania Government Bond, 5.90%, 7/26/17	RON	30,660	9,983,469
Romania Government Bond, 6.00%, 4/30/15	RON	17,280	5,510,379
Romania Government Bond, 6.00%, 4/30/16	RON	48,430	15,618,062
Romania Government Bond, 6.25%, 10/25/14	RON	24,930	7,873,636
Romania Government Bond, 11.00%, 3/5/14	RON	2,980	937,706

Total Romania			$135,018,140

Rwanda — 0.7%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	1,550	$1,437,625
Republic of Rwanda, 6.625%, 5/2/23(3)	USD	11,685	10,837,838

Total Rwanda			$12,275,463

Security	Principal Amount (000’s omitted)		Value

Serbia — 5.2%
Republic of Serbia, 7.25%, 9/28/21(1)	USD	10,674	$11,140,988
Republic of Serbia, 7.25%, 9/28/21(3)	USD	438	457,163
Serbia Treasury Bill, 0.00%, 11/8/13	RSD	785,000	9,328,720
Serbia Treasury Bill, 0.00%, 12/12/13	RSD	206,500	2,432,166
Serbia Treasury Bill, 0.00%, 1/30/14	RSD	105,900	1,230,796
Serbia Treasury Bill, 0.00%, 2/21/14	RSD	316,200	3,652,432
Serbia Treasury Bill, 0.00%, 3/6/14	RSD	990,000	11,393,636
Serbia Treasury Bill, 0.00%, 3/13/14	RSD	106,120	1,218,887
Serbia Treasury Bill, 0.00%, 5/29/14	RSD	792,600	8,901,789
Serbia Treasury Bill, 0.00%, 11/6/14	RSD	538,390	5,774,680
Serbia Treasury Bond, 10.00%, 4/4/15	RSD	226,130	2,640,180
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	138,930	1,620,258
Serbia Treasury Bond, 10.00%, 9/14/15	RSD	301,680	3,475,742
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	1,039,950	11,857,255
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	717,870	7,738,734
Serbia Treasury Bond, 11.50%, 10/26/15	RSD	602,000	7,108,364

Total Serbia			$89,971,790

Slovenia — 3.2%
Republic of Slovenia, 4.125%, 1/26/20(1)	EUR	6,529	$8,197,141
Republic of Slovenia, 4.375%, 1/18/21(1)	EUR	15,355	19,182,466
Republic of Slovenia, 5.85%, 5/10/23(3)	USD	29,436	28,847,280

Total Slovenia			$56,226,887

Sri Lanka — 5.0%
Republic of Sri Lanka, 5.875%, 7/25/22(1)	USD	27,766	$27,245,387
Republic of Sri Lanka, 5.875%, 7/25/22(3)	USD	2,755	2,703,344
Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	6,860	7,022,925
Republic of Sri Lanka, 6.25%, 10/4/20(3)	USD	1,113	1,139,434
Republic of Sri Lanka, 6.25%, 7/27/21(1)	USD	3,972	4,031,580
Republic of Sri Lanka, 6.25%, 7/27/21(3)	USD	1,130	1,146,950
Republic of Sri Lanka, 7.40%, 1/22/15(3)	USD	500	524,375
Sri Lanka Government Bond, 7.50%, 8/15/18	LKR	836,130	5,580,931
Sri Lanka Government Bond, 8.00%, 11/15/18	LKR	323,700	2,203,352
Sri Lanka Government Bond, 8.50%, 2/1/18	LKR	284,880	1,988,879
Sri Lanka Government Bond, 8.50%, 4/1/18	LKR	1,649,670	11,571,386
Sri Lanka Government Bond, 8.50%, 7/15/18	LKR	2,772,110	19,206,876
Sri Lanka Government Bond, 9.00%, 10/1/14	LKR	313,910	2,385,635
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	67,940	460,708

Total Sri Lanka			$87,211,762

Tanzania — 0.2%
United Republic of Tanzania, 6.392%, 3/9/20(1)(5)	USD	3,781	$3,970,050

Total Tanzania			$3,970,050

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Turkey — 4.6%
Turkey Government Bond, 0.00%, 4/9/14	TRY	17,538	$8,540,471
Turkey Government Bond, 2.00%, 10/26/22	TRY	2,148	1,044,366
Turkey Government Bond, 3.00%, 1/6/21	TRY	66,956	35,335,459
Turkey Government Bond, 3.00%, 7/21/21	TRY	33,187	17,397,619
Turkey Government Bond, 3.00%, 2/23/22	TRY	16,080	8,458,064
Turkey Government Bond, 4.00%, 4/1/20	TRY	15,277	8,544,381

Total Turkey			$79,320,360

Uruguay — 1.0%
Uruguay Notas Del Tesoro, 2.25%, 8/23/17(2)	UYU	78,115	$3,465,584
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(2)	UYU	103,054	4,756,651
Uruguay Notas Del Tesoro, 4.00%, 6/14/15(2)	UYU	88,377	4,148,455
Uruguay Notas Del Tesoro, 4.25%, 1/5/17(2)	UYU	89,542	4,228,589

Total Uruguay			$16,599,279

Venezuela — 1.4%
Bolivarian Republic of Venezuela, 8.50%, 10/8/14	USD	23,981	$23,777,161

Total Venezuela			$23,777,161

Total Foreign Government Bonds (identified cost $807,204,947)			$813,959,571

Collateralized Mortgage Obligations — 1.6%

Security		Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 228, (Interest Only), Class IO, 6.00%, 2/1/35(6)		$8,947,484	$1,517,688
Series 2770, (Interest Only), Class SH, 6.926%, 3/15/34(6)(7)		5,279,890	943,416
Series 2877, (Interest Only), Class WS, 6.426%, 10/15/34(6)(7)		4,897,324	159,310
Series 3572, (Interest Only), Class JS, 6.626%, 9/15/39(6)(7)		10,219,414	1,652,393
Series 3586, (Interest Only), Class GS, 6.076%, 10/15/39(6)(7)		11,421,156	1,592,527
Series 3871, (Interest Only), Class MS, 7.026%, 6/15/41(6)(7)		6,470,202	1,034,177

			$6,899,511

Federal National Mortgage Association:
Series 2005-85, (Interest Only), Class SC, 6.33%, 10/25/35(6)(7)		$15,982,719	$2,611,292
Series 2006-56, (Interest Only), Class CS, 7.04%, 7/25/36(6)(7)		7,393,258	1,268,645

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series 2006-72, (Interest Only), Class GI, 6.41%, 8/25/36(6)(7)	$25,691,606	$4,020,323
Series 2006-96, (Interest Only), Class SM, 7.08%, 10/25/36(6)(7)	16,893,909	3,082,028
Series 2007-36, (Interest Only), Class SG, 6.43%, 4/25/37(6)(7)	11,470,339	1,862,515
Series 2010-54, (Interest Only), Class EI, 6.00%, 6/25/40(6)	16,408,338	3,022,727
Series 2010-67, (Interest Only), Class BI, 5.50%, 6/25/25(6)	8,117,069	705,917
Series 2010-109, (Interest Only), Class PS, 6.43%, 10/25/40(6)(7)	14,284,503	2,143,349
Series 2010-147, (Interest Only), Class KS, 5.78%, 1/25/41(6)(7)	11,522,507	1,640,819

		$20,357,615

Total Collateralized Mortgage Obligations (identified cost $27,230,938)		$27,257,126

Mortgage Pass-Throughs — 0.3%

Security	Principal Amount	Value
Federal National Mortgage Association:
6.00%, with various maturities to 2038	$4,329,864	$4,783,798

Total Mortgage Pass-Throughs (identified cost $4,881,551)		$4,783,798

U.S. Treasury Obligations — 5.8%

Security	Principal Amount	Value
U.S. Treasury Note, 4.25%, 11/15/13(8)	$100,000,000	$100,158,200

Total U.S. Treasury Obligations (identified cost $100,156,241)		$100,158,200

Common Stocks — 0.8%

Security	Shares	Value

Germany — 0.6%
Deutsche EuroShop AG	78,059	$3,470,227
Deutsche Wohnen AG	191,662	3,604,555
GSW Immobilien AG	78,302	3,641,271

Total Germany		$10,716,053

22	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Luxembourg — 0.2%
GAGFAH SA(9)	259,929	$3,684,447

Total Luxembourg		$3,684,447

Total Common Stocks (identified cost $10,719,260)		$14,400,500

Precious Metals — 1.5%

Description	Troy Ounces	Value
Platinum(9)	17,693	$25,654,891

Total Precious Metals (identified cost $31,063,099)		$25,654,891

Currency Call Options Purchased — 0.0%(4)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Colombian Peso	Bank of America	COP	2,642,040	COP	1,845.00	6/12/14	$9,375
Colombian Peso	Citibank NA	COP	25,036,131	COP	1,757.00	2/18/14	14,514
Colombian Peso	Citibank NA	COP	24,594,379	COP	1,757.00	2/18/14	14,257
Colombian Peso	Citibank NA	COP	23,837,724	COP	1,757.00	2/18/14	13,819
Colombian Peso	Citibank NA	COP	15,432,000	COP	1,757.00	2/18/14	8,946
Colombian Peso	Citibank NA	COP	9,883,105	COP	1,757.00	2/18/14	5,729
Colombian Peso	Citibank NA	COP	31,669,425	COP	1,845.00	6/12/14	112,379
Colombian Peso	JPMorgan Chase Bank	COP	8,918,100	COP	1,757.00	2/18/14	5,170
Colombian Peso	JPMorgan Chase Bank	COP	8,041,196	COP	1,757.00	2/18/14	4,661
Colombian Peso	JPMorgan Chase Bank	COP	5,631,400	COP	1,757.00	2/18/14	3,265
Indian Rupee	Deutsche Bank	INR	1,239,921	INR	57.00	6/16/14	27,626
Indian Rupee	Goldman Sachs International	INR	1,174,748	INR	56.50	6/9/14	20,917
Indian Rupee	Goldman Sachs International	INR	1,217,229	INR	59.00	7/1/14	65,607
Indian Rupee	JPMorgan Chase Bank	INR	1,169,663	INR	56.50	6/9/14	20,826

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Indian Rupee	JPMorgan Chase Bank	INR	1,099,074	INR	57.00	6/16/14	$24,488
Indian Rupee	JPMorgan Chase Bank	INR	1,913,473	INR	58.00	6/19/14	65,520
Indian Rupee	JPMorgan Chase Bank	INR	1,159,291	INR	59.00	7/1/14	62,484

Total Currency Call Options Purchased (identified cost $3,724,959)							$479,583

Currency Put Options Purchased — 0.0%(4)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

British Pound Sterling	Bank of America	GBP	68,702	GBP	1.35	3/13/14	$16,964
British Pound Sterling	Citibank NA	GBP	50,625	GBP	1.40	3/13/14	29,222
British Pound Sterling	Morgan Stanley & Co. International PLC	GBP	32,707	GBP	1.35	3/13/14	8,076
Yuan Renminbi	Goldman Sachs International	CNY	110,501	CNY	6.35	10/7/14	68,010
Yuan Renminbi	JPMorgan Chase Bank	CNY	102,499	CNY	6.35	10/7/14	63,085
Yuan Renminbi	Standard Chartered Bank	CNY	209,650	CNY	6.25	4/7/14	42,209
Yuan Renminbi Offshore	Goldman Sachs International	CNH	209,650	CNH	6.25	4/4/14	45,045
Yuan Renminbi Offshore	Standard Chartered Bank	CNH	213,000	CNH	6.35	10/6/14	132,643

Total Currency Put Options Purchased (identified cost $3,212,664)							$405,254

Interest Rate Swaptions Purchased — 0.0%(4)

Description	Counterparty	Expiration Date	Notional Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 4.60%	Deutsche Bank	8/26/14	$24,000,000	$237,792

Total Interest Rate Swaptions Purchased (identified cost $1,495,200)				$237,792

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Call Options Purchased — 0.1%

Description	Counterparty	Number of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

KOSPI 200 Index	Goldman Sachs International	471,500	KRW 300.00	8/14/14	$2,368,392

Total Call Options Purchased (identified cost $1,288,702)					$2,368,392

Short-Term Investments — 48.9%

Foreign Government Securities — 22.1%

Security		Principal Amount (000’s omitted)	Value

Kenya — 1.7%
Kenya Treasury Bill, 0.00%, 4/14/14	KES	571,700	$6,406,377
Kenya Treasury Bill, 0.00%, 4/21/14	KES	630,600	7,051,664
Kenya Treasury Bill, 0.00%, 6/9/14	KES	210,000	2,316,137
Kenya Treasury Bill, 0.00%, 6/16/14	KES	156,000	1,717,165
Kenya Treasury Bill, 0.00%, 8/18/14	KES	61,000	659,603
Kenya Treasury Bill, 0.00%, 9/22/14	KES	782,600	8,378,837
Kenya Treasury Bill, 0.00%, 9/29/14	KES	62,500	667,823
Kenya Treasury Bill, 0.00%, 10/20/14	KES	205,000	2,177,437

Total Kenya			$29,375,043

Lebanon — 1.8%
Lebanon Treasury Bill, 0.00%, 11/7/13	LBP	934,840	$619,973
Lebanon Treasury Bill, 0.00%, 11/21/13	LBP	2,475,910	1,639,153
Lebanon Treasury Bill, 0.00%, 12/5/13	LBP	4,401,980	2,909,127
Lebanon Treasury Bill, 0.00%, 12/19/13	LBP	2,073,810	1,368,112
Lebanon Treasury Bill, 0.00%, 1/2/14	LBP	5,310,150	3,496,725
Lebanon Treasury Bill, 0.00%, 1/16/14	LBP	10,886,990	7,155,602
Lebanon Treasury Bill, 0.00%, 1/30/14	LBP	750,360	492,295
Lebanon Treasury Bill, 0.00%, 4/10/14	LBP	2,768,530	1,798,016
Lebanon Treasury Bill, 0.00%, 4/17/14	LBP	3,053,890	1,981,438
Lebanon Treasury Bill, 0.00%, 5/29/14	LBP	2,827,860	1,823,142
Lebanon Treasury Bill, 0.00%, 6/12/14	LBP	1,946,400	1,252,380
Lebanon Treasury Bill, 0.00%, 7/10/14	LBP	6,058,630	3,882,895
Lebanon Treasury Bill, 0.00%, 7/24/14	LBP	4,482,360	2,866,338

Total Lebanon			$31,285,196

Malaysia — 1.4%
Bank Negara Monetary Note, 0.00%, 11/12/13	MYR	21,026	$6,657,416
Bank Negara Monetary Note, 0.00%, 11/19/13	MYR	52,197	16,517,880
Bank Negara Monetary Note, 0.00%, 12/10/13	MYR	2,800	884,652

Total Malaysia			$24,059,948

Security		Principal Amount (000’s omitted)	Value

Mexico — 3.2%
Mexico Cetes, 0.00%, 2/6/14	MXN	31,500	$2,392,996
Mexico Cetes, 0.00%, 3/6/14	MXN	106,145	8,041,693
Mexico Cetes, 0.00%, 4/3/14	MXN	562,189	42,474,690
Mexico Cetes, 0.00%, 6/26/14	MXN	32,210	2,413,346

Total Mexico			$55,322,725

Nigeria — 3.9%
Nigeria Treasury Bill, 0.00%, 11/7/13	NGN	450,005	$2,831,378
Nigeria Treasury Bill, 0.00%, 11/14/13	NGN	1,083,845	6,798,177
Nigeria Treasury Bill, 0.00%, 11/21/13	NGN	158,100	990,802
Nigeria Treasury Bill, 0.00%, 12/12/13	NGN	406,400	2,526,617
Nigeria Treasury Bill, 0.00%, 12/19/13	NGN	671,700	4,164,794
Nigeria Treasury Bill, 0.00%, 1/2/14	NGN	546,800	3,371,129
Nigeria Treasury Bill, 0.00%, 1/9/14	NGN	5,060,290	31,162,731
Nigeria Treasury Bill, 0.00%, 1/23/14	NGN	476,600	2,920,278
Nigeria Treasury Bill, 0.00%, 2/6/14	NGN	57,300	348,928
Nigeria Treasury Bill, 0.00%, 2/20/14	NGN	60,200	365,537
Nigeria Treasury Bill, 0.00%, 6/5/14	NGN	1,921,727	11,271,720

Total Nigeria			$66,752,091

Philippines — 4.5%
Philippine Treasury Bill, 0.00%, 11/6/13	PHP	440,690	$10,198,742
Philippine Treasury Bill, 0.00%, 1/8/14	PHP	532,750	12,327,027
Philippine Treasury Bill, 0.00%, 2/5/14	PHP	234,990	5,437,023
Philippine Treasury Bill, 0.00%, 4/10/14	PHP	1,811,440	41,900,737
Philippine Treasury Bill, 0.00%, 10/8/14	PHP	315,710	7,289,340

Total Philippines			$77,152,869

Romania — 0.7%
Romania Treasury Bill, 0.00%, 1/15/14	RON	42,700	$12,988,468

Total Romania			$12,988,468

Serbia — 0.5%
Serbia Treasury Bill, 0.00%, 2/20/14	RSD	347,160	$4,011,177
Serbia Treasury Bill, 0.00%, 4/3/14	RSD	345,810	3,948,139

Total Serbia			$7,959,316

Singapore — 0.1%
Singapore Treasury Bill, 0.00%, 3/21/14	SGD	2,994	$2,408,226

Total Singapore			$2,408,226

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka — 3.4%
Sri Lanka Treasury Bill, 0.00%, 1/17/14	LKR	940,730	$7,068,723
Sri Lanka Treasury Bill, 0.00%, 2/28/14	LKR	941,700	7,003,030
Sri Lanka Treasury Bill, 0.00%, 4/11/14	LKR	1,285,010	9,451,685
Sri Lanka Treasury Bill, 0.00%, 4/18/14	LKR	835,000	6,131,086
Sri Lanka Treasury Bill, 0.00%, 4/25/14	LKR	71,690	525,479
Sri Lanka Treasury Bill, 0.00%, 5/9/14	LKR	557,490	4,071,625
Sri Lanka Treasury Bill, 0.00%, 6/27/14	LKR	156,420	1,126,840
Sri Lanka Treasury Bill, 0.00%, 7/4/14	LKR	822,750	5,915,736
Sri Lanka Treasury Bill, 0.00%, 7/11/14	LKR	2,400,000	17,222,393
Sri Lanka Treasury Bill, 0.00%, 10/10/14	LKR	178,240	1,247,946

Total Sri Lanka			$59,764,543

Uruguay — 0.0%(4)
Monetary Regulation Bill, 0.00%, 8/29/14	UYU	6,495	$268,952

Total Uruguay			$268,952

Zambia — 0.9%
Zambia Treasury Bill, 0.00%, 7/28/14	ZMW	4,195	$699,121
Zambia Treasury Bill, 0.00%, 8/11/14	ZMW	27,785	4,596,236
Zambia Treasury Bill, 0.00%, 8/25/14	ZMW	20,800	3,419,486
Zambia Treasury Bill, 0.00%, 9/8/14	ZMW	13,970	2,284,866
Zambia Treasury Bill, 0.00%, 9/22/14	ZMW	25,600	4,155,495

Total Zambia			$15,155,204

Total Foreign Government Securities (identified cost $384,803,565)			$382,492,581

U.S. Treasury Obligations — 9.6%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/7/13(8)		$100,000	$99,999,700
U.S. Treasury Bill, 0.00%, 12/19/13(8)		16,000	15,999,328
U.S. Treasury Bill, 0.00%, 1/9/14		49,200	49,197,540

Total U.S. Treasury Obligations (identified cost $165,197,686)			$165,196,568

Repurchase Agreements — 9.5%

Description		Principal Amount (000’s omitted)	Value

Bank of America:
Dated 10/23/13 with a maturity date of 12/5/13, an interest rate of 0.45% payable by the Portfolio and repurchase proceeds of USD 5,519,252, collateralized by USD 5,700,000 Dominican Republic International Bond 5.875%, due 4/18/24 and a market value, including accrued interest, of $5,646,543.	USD	5,522	$5,521,875
Dated 10/31/13 with a maturity date of 11/12/13, an interest rate of 0.40% payable by the Portfolio and repurchase proceeds of EUR 4,882,120, collateralized by EUR 4,200,000 European Investment Bank 3.625%, due 1/15/21 and a market value, including accrued interest, of $6,640,316.	EUR	4,883	6,629,211
Dated 10/31/13 with a maturity date of 11/12/13, an interest rate of 0.40% payable by the Portfolio and repurchase proceeds of EUR 6,472,122, collateralized by EUR 5,300,000 European Investment Bank 4.625%, due 4/15/20 and a market value, including accrued interest, of $8,809,146.	EUR	6,473	8,788,202
Dated 10/31/13 with a maturity date of 11/12/13, an interest rate of 0.40% payable by the Portfolio and repurchase proceeds of EUR 7,176,254, collateralized by EUR 6,050,000 European Investment Bank 4.25%, due 4/15/19 and a market value, including accrued interest, of $9,749,977.	EUR	7,177	9,744,312
Dated 10/31/13 with a maturity date of 11/7/13, an interest rate of 0.09% payable by the Portfolio and repurchase proceeds of EUR 11,944,268, collateralized by EUR 10,507,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $16,270,328.	EUR	11,944	16,217,443
Barclays Bank PLC:
Dated 10/11/13 with a maturity date of 11/15/13, an interest rate of 0.00% and repurchase proceeds of USD 3,942,788, collateralized by USD 3,470,000 Qatar Government International Bond 5.25%, due 1/20/20 and a market value, including accrued interest, of $3,998,235.	USD	3,943	3,942,788
Dated 10/11/13 with a maturity date of 11/15/13, an interest rate of 0.10% payable by the Portfolio and repurchase proceeds of USD 9,282,066, collateralized by USD 9,632,000 SoQ Sukuk A Q.S.C. 3.241%, due 1/18/23 and a market value, including accrued interest, of $9,493,038.	USD	9,283	9,282,840

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Description		Principal Amount (000’s omitted)	Value

Barclays Bank PLC: (continued)
Dated 10/15/13 with a maturity date of 11/18/13, an interest rate of 0.35% payable by the Portfolio and repurchase proceeds of USD 6,402,195, collateralized by USD 5,630,000 Dominican Republic International Bond 8.625%, due 4/20/27 and a market value, including accrued interest, of $6,371,107.	USD	6,404	$6,404,125
Dated 10/15/13 with a maturity date of 11/18/13, an interest rate of 0.55% payable by the Portfolio and repurchase proceeds of USD 2,798,589, collateralized by USD 2,557,000 Qatar Government International Bond 5.75%, due 1/20/42 and a market value, including accrued interest, of $2,841,164.	USD	2,800	2,799,915
Dated 10/21/13 with a maturity date of 11/22/13, an interest rate of 0.10% and repurchase proceeds of USD 3,477,290, collateralized by USD 3,040,000 Qatar Government International Bond 5.25%, due 1/20/20 and a market value, including accrued interest, of $3,502,777.	USD	3,477	3,477,000
Dated 10/21/13 with a maturity date of 11/22/13, an interest rate of 0.20% payable by the Portfolio and repurchase proceeds of USD 3,519,163, collateralized by USD 3,610,000 SoQ Sukuk A Q.S.C. 3.241%, due 1/18/23 and a market value, including accrued interest, of $3,557,918.	USD	3,520	3,519,750
Dated 10/25/13 with a maturity date of 11/27/13, an interest rate of 0.15% payable by the Portfolio and repurchase proceeds of USD 3,568,754, collateralized by USD 3,656,000 Dominican Republic International Bond 5.875%, due 4/18/24 and a market value, including accrued interest, of $3,621,712.	USD	3,569	3,569,170
Dated 10/30/13 with a maturity date of 12/5/13, an interest rate of 0.20% payable by the Portfolio and repurchase proceeds of USD 2,302,583, collateralized by USD 2,344,000 SoQ Sukuk A Q.S.C. 3.241%, due 1/18/23 and a market value, including accrued interest, of $2,310,183.	USD	2,303	2,302,980
Dated 10/31/13 with a maturity date of 11/12/13, an interest rate of 0.10% payable by the Portfolio and repurchase proceeds of EUR 14,568,804, collateralized by EUR 12,738,000 Government of France 3.75%, due 10/25/19 and a market value, including accrued interest, of $19,815,779.	EUR	14,569	19,781,168
Nomura International PLC:
Dated 10/2/13 with a maturity date of 11/6/13, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of USD 4,205,431, collateralized by USD 3,900,000 Qatar Government International Bond 4.50%, due 1/20/22 and a market value, including accrued interest, of $4,280,738.	USD	4,207	4,207,183

Description		Principal Amount (000’s omitted)	Value

Nomura International PLC: (continued)
Dated 10/11/13 with a maturity date of 11/18/13, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of USD 4,185,769, collateralized by USD 3,510,000 Qatar Government International Bond 6.55%, due 4/9/19 and a market value, including accrued interest, of $4,243,600.	USD	4,188	$4,187,688
Dated 10/11/13 with a maturity date of 11/18/13, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of USD 4,808,268, collateralized by USD 4,032,000 Qatar Government International Bond 6.55%, due 4/9/19 and a market value, including accrued interest, of $4,874,699.	USD	4,810	4,810,473
Dated 10/28/13 with a maturity date of 11/7/13, an interest rate of 0.01% payable by the Portfolio and repurchase proceeds of EUR 16,981,479, collateralized by EUR 15,060,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $23,224,894.	EUR	16,982	23,056,635
Dated 10/28/13 with a maturity date of 11/7/13, an interest rate of 0.04% payable by the Portfolio and repurchase proceeds of EUR 4,365,848, collateralized by EUR 4,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $5,962,673.	EUR	4,366	5,927,773
Dated 10/31/13 with a maturity date of 11/12/13, an interest rate of 0.00% and repurchase proceeds of EUR 1,196,805, collateralized by EUR 1,045,400 Government of France 3.75%, due 10/25/19 and a market value, including accrued interest, of $1,626,269.	EUR	1,197	1,624,962
Dated 10/31/13 with a maturity date of 11/12/13, an interest rate of 0.00% and repurchase proceeds of EUR 14,218,641, collateralized by EUR 12,479,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $19,324,015.	EUR	14,219	19,305,350

Total Repurchase Agreements (identified cost $165,547,030)			$165,100,843

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Other — 7.7%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(10)	$133,491	$133,491,123

Total Other (identified cost $133,491,123)		$133,491,123

Total Short-Term Investments (identified cost $849,039,404)		$846,281,115

Total Investments — 106.0% (identified cost $1,840,016,965)		$1,835,986,222

Currency Put Options Written — (0.2)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value
Indian Rupee	Deutsche Bank	INR 1,192,265	INR 67.00	6/16/14	$(497,993)
Indian Rupee	Goldman Sachs International	INR 1,069,315	INR 65.00	6/9/14	(620,318)
Indian Rupee	Goldman Sachs International	INR 1,485,432	INR 72.00	7/1/14	(304,761)
Indian Rupee	JPMorgan Chase Bank	INR 1,088,360	INR 65.00	6/9/14	(631,366)
Indian Rupee	JPMorgan Chase Bank	INR 1,007,211	INR 67.00	6/16/14	(420,699)
Indian Rupee	JPMorgan Chase Bank	INR 2,309,364	INR 70.00	6/19/14	(597,993)
Indian Rupee	JPMorgan Chase Bank	INR 1,414,728	INR 72.00	7/1/14	(290,255)

Total Currency Put Options Written (premiums received $2,584,548)					$(3,363,385)

Other Assets, Less Liabilities — (5.8)%					$(100,993,049)

Net Assets — 100.0%					$1,731,629,788

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

AUD	-	Australian Dollar
BRL	-	Brazilian Real
CNH	-	Yuan Renminbi Offshore
CNY	-	Yuan Renminbi
COP	-	Colombian Peso
EUR	-	Euro
GBP	-	British Pound Sterling

GHS	-	Ghanaian Cedi
INR	-	Indian Rupee
JOD	-	Jordanian Dinar
KES	-	Kenyan Shilling
KRW	-	South Korean Won
LBP	-	Lebanese Pound
LKR	-	Sri Lankan Rupee
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NGN	-	Nigerian Naira
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
RON	-	Romanian Leu
RSD	-	Serbian Dinar
SGD	-	Singapore Dollar
TRY	-	New Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZMW	-	Zambian Kwacha

(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2013, the aggregate value of these securities is $140,337,674 or 8.1% of the Portfolio's net assets.

(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $81,890,511 or 4.7% of the Portfolio's net assets.

(4)	Amount is less than 0.05%.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(6)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(7)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2013.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.

(9)	Non-income producing.

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

(10)	Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

Securities Sold Short — (9.5)%

Foreign Government Bonds — (9.5)%

Security		Principal Amount (000’s omitted)	Value

Belgium — (1.3)%
Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(15,060)	$(23,153,467)

Total Belgium			$(23,153,467)

Dominican Republic — (0.9)%
Dominican Republic International Bond, 5.875%, 4/18/24	USD	(5,700)	$(5,634,450)
Dominican Republic International Bond, 5.875%, 4/18/24	USD	(3,656)	(3,613,956)
Dominican Republic International Bond, 8.625%, 4/20/27	USD	(5,630)	(6,356,270)

Total Dominican Republic			$(15,604,676)

France — (3.3)%
Government of France, 3.75%, 10/25/19	EUR	(13,783)	$(21,428,589)
Government of France, 4.00%, 10/25/38	EUR	(22,986)	(35,570,402)

Total France			$(56,998,991)

Qatar — (2.2)%
Qatar Government International Bond, 4.50%, 1/20/22	USD	(3,900)	$(4,231,500)
Qatar Government International Bond, 5.25%, 1/20/20	USD	(6,510)	(7,405,125)
Qatar Government International Bond, 5.75%, 1/20/42	USD	(2,557)	(2,799,915)
Qatar Government International Bond, 6.55%, 4/9/19	USD	(7,542)	(9,088,110)
SoQ Sukuk A Q.S.C., 3.241%, 1/18/23	USD	(15,586)	(15,216,612)

Total Qatar			$(38,741,262)

Spain — (0.4)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(4,000)	$(5,898,334)

Total Spain			$(5,898,334)

Security		Principal Amount (000’s omitted)	Value

Supranational — (1.4)%
European Investment Bank, 3.625%, 1/15/21	EUR	(4,200)	$(6,476,075)
European Investment Bank, 4.25%, 4/15/19	EUR	(6,050)	(9,558,683)
European Investment Bank, 4.625%, 4/15/20	EUR	(5,300)	(8,626,780)

Total Supranational			$(24,661,538)

Total Foreign Government Bonds (proceeds $155,319,273)			$(165,058,268)

Total Securities Sold Short (proceeds $155,319,273)			$(165,058,268)

EUR	–	Euro
USD	–	United States Dollar

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2013
Investments —
Securities of unaffiliated issuers, at value (identified cost, $1,675,462,743)	$1,676,840,208
Affiliated investments, at value (identified cost, $133,491,123)	133,491,123
Precious metals, at value (identified cost, $31,063,099)	25,654,891
Total Investments, at value (identified cost, $1,840,016,965)	$1,835,986,222
Cash	$3,221,499
Restricted cash*	6,729,182
Foreign currency, at value (identified cost, $23,035,887)	22,955,185
Interest receivable	17,568,333
Interest receivable from affiliated investment	3,681
Receivable for investments sold	106,026,822
Receivable for open forward commodity contracts	547,013
Receivable for open forward foreign currency exchange contracts	9,021,236
Receivable for open swap contracts	27,817,985
Premium paid on open swap contracts	48,488,831
Tax reclaims receivable	34,437
Total assets	$2,078,400,426

Liabilities
Written options outstanding, at value (premiums received, $2,584,548)	$3,363,385
Payable for investments purchased	114,830,962
Payable for variation margin on open centrally cleared swap contracts	213,000
Payable for variation margin on open futures contracts	529,834
Payable for open forward foreign currency exchange contracts	23,015,199
Payable for open swap contracts	22,988,783
Premium payable for open swap contracts	445,814
Premium received on open swap contracts	12,731,440
Payable for securities sold short, at value (proceeds, $155,319,273)	165,058,268
Payable to affiliates:
Investment adviser fee	1,375,403
Trustees’ fees	5,667
Interest payable	1,717,154
Accrued expenses	495,729
Total liabilities	$346,770,638
Net Assets applicable to investors’ interest in Portfolio	$1,731,629,788

Sources of Net Assets
Investors’ capital	$1,760,805,612
Net unrealized depreciation	(29,175,824)
Total	$1,731,629,788

*	Represents restricted cash on deposit at the broker as collateral for open derivative contracts.

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest (net of foreign taxes, $112,931)	$74,888,493
Dividends (net of foreign taxes, $101,345)	582,308
Interest allocated from affiliated investment	190,531
Expenses allocated from affiliated investment	(21,476)
Total investment income	$75,639,856

Expenses
Investment adviser fee	$14,668,014
Trustees’ fees and expenses	59,894
Custodian fee	1,993,393
Legal and accounting services	149,182
Interest expense and fees	285,085
Interest expense on securities sold short	6,084,091
Miscellaneous	153,851
Total expenses	$23,393,510
Deduct —
Reduction of custodian fee	$5,003
Total expense reductions	$5,003

Net expenses	$23,388,507

Net investment income	$52,251,349

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a loss of $106,495 from precious metals)	$4,364,029
Investment transactions allocated from affiliated investment	5,222
Written options	8,650,146
Securities sold short	3,168,376
Futures contracts	(1,914,497)
Swap contracts	(55,100,632)
Forward commodity contracts	3,232,493
Foreign currency and forward foreign currency exchange contract transactions	(32,191,754)
Net realized loss	$(69,786,617)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $2,025,805 from precious metals)	$(28,638,178)
Written options	(4,612,900)
Securities sold short	(449,239)
Futures contracts	(4,947,708)
Swap contracts	24,649,059
Forward commodity contracts	1,380,676
Foreign currency and forward foreign currency exchange contracts	(6,130,480)
Net change in unrealized appreciation (depreciation)	$(18,748,770)

Net realized and unrealized loss	$(88,535,387)

Net decrease in net assets from operations	$(36,284,038)

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$52,251,349	$46,978,399
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(69,786,617)	18,418,323
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(18,748,770)	(9,733,037)
Net increase (decrease) in net assets from operations	$(36,284,038)	$55,663,685
Capital transactions —
Contributions	$739,654,827	$332,353,874
Withdrawals	(159,206,013)	(266,295,812)
Net increase in net assets from capital transactions	$580,448,814	$66,058,062

Net increase in net assets	$544,164,776	$121,721,747

Net Assets
At beginning of year	$1,187,465,012	$1,065,743,265
At end of year	$1,731,629,788	$1,187,465,012

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Consolidated Supplementary Data

	Year Ended October 31,						Period Ended October 31, 2010(1)
Ratios/Supplemental Data	2013		2012		2011
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.53	%(3)	1.62	%(3)	1.42	%(3)	1.47	%(4)
Net investment income	3.41%		4.28%		2.10%		1.30	%(4)
Portfolio Turnover	65%		91%		50%		7	%(5)

Total Return	(1.50)%		5.20%		0.45%		0.63	%(5)

Net assets, end of period (000’s omitted)	$1,731,630		$1,187,465		$1,065,743		$182,405

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Includes interest and dividend expense, primarily on securities sold short, of 0.42%, 0.47% and 0.25% for the years ended October 31, 2013, 2012 and 2011, respectively.

(4)	Annualized.

(5)	Not annualized.

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund), Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 69.7%, 20.4%, 4.7%, 4.1% and 1.0%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2013 were $36,957,017 or 2.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

33

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder.

34

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

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Notes to Consolidated Financial Statements — continued

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the present terms of the underlying swap contract.

R  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

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Notes to Consolidated Financial Statements — continued

S  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $14,668,014 or 0.96% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$796,347,690	$486,901,895
U.S. Government and Agency Securities	2,224,837	2,128,232

	$798,572,527	$489,030,127

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,846,939,160

Gross unrealized appreciation	$24,996,139
Gross unrealized depreciation	(35,949,077)

Net unrealized depreciation	$(10,952,938)

The net unrealized appreciation (depreciation) on derivative contracts, foreign currency and securities sold short at October 31, 2013 on a federal income tax basis was $(11,845,041).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve,

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Notes to Consolidated Financial Statements — continued

to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2013 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Commodity Contracts(1)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation

12/27/13	Gold 8,388 Troy Ounces	United States Dollar 11,504,821	Citibank NA	$398,952
12/27/13	Gold 3,113 Troy Ounces	United States Dollar 4,267,641	Merrill Lynch International	148,061

				$547,013

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/1/13	Japanese Yen 2,315,396,000	United States Dollar 23,594,709	Standard Chartered Bank	$47,511	$—	$47,511
11/1/13	Japanese Yen 1,432,200,000	United States Dollar 14,575,037	Standard Chartered Bank	9,798	—	9,798
11/1/13	Russian Ruble 2,767,221,000	United States Dollar 86,369,314	HSBC Bank USA	84,428	—	84,428
11/1/13	Russian Ruble 2,100,899,051	United States Dollar 64,410,773	HSBC Bank USA	—	(1,097,488)	(1,097,488)
11/1/13	Russian Ruble 666,321,949	United States Dollar 20,423,849	Standard Chartered Bank	—	(352,776)	(352,776)
11/1/13	United States Dollar 65,572,359	Russian Ruble 2,100,899,051	HSBC Bank USA	—	(64,099)	(64,099)
11/1/13	United States Dollar 86,529,737	Russian Ruble 2,767,221,000	HSBC Bank USA	—	(244,852)	(244,852)
11/1/13	United States Dollar 13,689,635	Japanese Yen 1,345,123,000	Nomura International PLC	—	(9,954)	(9,954)
11/1/13	United States Dollar 24,450,536	Japanese Yen 2,402,473,000	Nomura International PLC	—	(17,779)	(17,779)
11/1/13	United States Dollar 20,796,955	Russian Ruble 666,321,949	Standard Chartered Bank	—	(20,330)	(20,330)
11/4/13	Brazilian Real 25,816,000	United States Dollar 11,720,694	BNP Paribas	196,723	—	196,723
11/4/13	Brazilian Real 77,449,000	United States Dollar 34,007,455	BNP Paribas	—	(564,905)	(564,905)
11/4/13	Brazilian Real 51,633,000	United States Dollar 23,441,841	Morgan Stanley & Co. International PLC	393,453	—	393,453
11/4/13	United States Dollar 11,836,772	Brazilian Real 25,816,000	BNP Paribas	—	(312,801)	(312,801)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/4/13	United States Dollar 35,162,535	Brazilian Real 77,449,000	BNP Paribas	$—	$(590,176)	$(590,176)
11/4/13	United States Dollar 23,679,431	Brazilian Real 51,633,000	Morgan Stanley & Co. International PLC	—	(631,043)	(631,043)
11/5/13	Euro 36,000,000	United States Dollar 49,006,800	Bank of America	127,718	—	127,718
11/5/13	Euro 28,306,000	United States Dollar 38,527,297	Goldman Sachs International	94,760	—	94,760
11/5/13	Indian Rupee 1,003,227,111	United States Dollar 14,500,645	Citibank NA	—	(1,823,936)	(1,823,936)
11/5/13	Indian Rupee 845,868,000	United States Dollar 13,774,108	Goldman Sachs International	10,086	—	10,086
11/5/13	Swiss Franc 11,968,000	United States Dollar 12,984,984	Goldman Sachs International	—	(205,182)	(205,182)
11/5/13	Swiss Franc 12,257,875	United States Dollar 13,074,927	Goldman Sachs International	—	(434,715)	(434,715)
11/5/13	Swiss Franc 32,569,680	United States Dollar 35,208,562	Goldman Sachs International	—	(687,116)	(687,116)
11/5/13	Swiss Franc 22,502,600	United States Dollar 24,073,904	Goldman Sachs International	—	(726,649)	(726,649)
11/5/13	United States Dollar 24,786,792	Euro 18,000,000	Bank of America	—	(347,251)	(347,251)
11/5/13	United States Dollar 24,840,486	Euro 18,000,000	Bank of America	—	(400,945)	(400,945)
11/5/13	United States Dollar 16,336,543	Indian Rupee 1,003,227,111	Citibank NA	—	(11,962)	(11,962)
11/5/13	United States Dollar 13,654,044	Indian Rupee 845,868,000	Goldman Sachs International	109,979	—	109,979
11/5/13	United States Dollar 87,554,549	Swiss Franc 79,298,155	Goldman Sachs International	—	(158,510)	(158,510)
11/5/13	United States Dollar 19,485,058	Euro 14,153,000	Goldman Sachs International	—	(268,790)	(268,790)
11/5/13	United States Dollar 19,531,522	Euro 14,153,000	Goldman Sachs International	—	(315,254)	(315,254)
11/6/13	Philippine Peso 106,993,930	United States Dollar 2,485,861	Goldman Sachs International	10,009	—	10,009
11/6/13	Philippine Peso 9,742,000	United States Dollar 225,943	Goldman Sachs International	512	—	512
11/6/13	United States Dollar 6,027,234	Philippine Peso 262,034,000	Barclays Bank PLC	36,262	—	36,262
11/6/13	United States Dollar 2,033,997	Philippine Peso 88,428,000	Goldman Sachs International	12,237	—	12,237
11/6/13	United States Dollar 233,272	Philippine Peso 10,058,000	Standard Chartered Bank	—	(529)	(529)
11/6/13	United States Dollar 6,790,016	Philippine Peso 292,446,000	Standard Chartered Bank	—	(22,783)	(22,783)
11/12/13	Euro 18,261,798	United States Dollar 24,010,338	Bank of America	—	(785,043)	(785,043)
11/12/13	Euro 30,954,055	United States Dollar 40,697,928	Bank of America	—	(1,330,662)	(1,330,662)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/12/13	Euro 3,287,273	United States Dollar 4,321,712	Goldman Sachs International	$—	$(141,659)	$(141,659)

11/12/13	Euro 5,571,983	United States Dollar 7,325,375	Goldman Sachs International	—	(240,115)	(240,115)
11/12/13	Malaysian Ringgit 21,026,000	United States Dollar 6,448,506	Goldman Sachs International	—	(196,172)	(196,172)
11/12/13	Russian Ruble 1,468,851,000	United States Dollar 45,227,074	Bank of America	—	(517,095)	(517,095)
11/12/13	Russian Ruble 1,169,023,000	United States Dollar 36,045,468	HSBC Bank USA	—	(361,211)	(361,211)
11/12/13	United States Dollar 41,237,766	Euro 30,954,055	Bank of America	790,823	—	790,823
11/12/13	United States Dollar 5,902,127	Euro 4,389,455	Bank of America	57,758	—	57,758
11/12/13	United States Dollar 3,362,104	Euro 2,483,549	Bank of America	9,992	—	9,992
11/12/13	United States Dollar 2,821,220	Euro 2,077,673	Bank of America	—	(211)	(211)
11/12/13	United States Dollar 5,237,453	Euro 3,856,115	Bank of America	—	(1,723)	(1,723)
11/12/13	United States Dollar 7,419,876	Euro 5,571,983	Goldman Sachs International	145,614	—	145,614
11/13/13	Euro 822,252	Romanian Leu 3,679,000	JPMorgan Chase Bank	9,211	—	9,211
11/13/13	Euro 3,419,137	Romanian Leu 15,222,000	Standard Chartered Bank	14,975	—	14,975
11/18/13	Indian Rupee 157,359,111	United States Dollar 2,553,702	Citibank NA	16,313	—	16,313
11/18/13	Indian Rupee 209,011,000	United States Dollar 3,386,823	JPMorgan Chase Bank	16,556	—	16,556
11/18/13	Japanese Yen 13,993,697,000	United States Dollar 141,064,072	Goldman Sachs International	—	(1,258,567)	(1,258,567)
11/18/13	United States Dollar 5,246,367	Colombian Peso 9,959,966,000	Bank of America	10,592	—	10,592
11/18/13	United States Dollar 21,429,676	Indian Rupee 1,365,799,000	Barclays Bank PLC	593,597	—	593,597
11/18/13	United States Dollar 8,758,039	Colombian Peso 16,614,000,000	Citibank NA	10,979	—	10,979
11/18/13	United States Dollar 18,301,865	Japanese Yen 1,805,845,000	Goldman Sachs International	64,449	—	64,449
11/18/13	United States Dollar 30,529,316	Japanese Yen 2,964,650,000	Goldman Sachs International	—	(377,398)	(377,398)
11/18/13	United States Dollar 13,178,304	Indian Rupee 839,906,000	Standard Chartered Bank	365,036	—	365,036
11/19/13	Malaysian Ringgit 23,425,000	United States Dollar 7,181,838	Deutsche Bank	—	(203,035)	(203,035)
11/19/13	Malaysian Ringgit 9,355,000	United States Dollar 2,856,445	JPMorgan Chase Bank	—	(92,775)	(92,775)
11/19/13	Malaysian Ringgit 19,417,000	United States Dollar 5,953,943	Standard Chartered Bank	—	(167,383)	(167,383)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/20/13	Chilean Peso 2,752,101,000	United States Dollar 5,288,434	JPMorgan Chase Bank	$—	$(71,584)	$(71,584)
11/20/13	Chilean Peso 6,345,824,000	United States Dollar 12,203,508	Standard Chartered Bank	—	(155,678)	(155,678)
11/20/13	United States Dollar 4,203,626	Chilean Peso 2,124,512,417	JPMorgan Chase Bank	—	(65,905)	(65,905)
11/20/13	United States Dollar 12,067,940	Chilean Peso 6,043,624,239	JPMorgan Chase Bank	—	(297,321)	(297,321)
11/20/13	United States Dollar 1,856,606	Chilean Peso 929,788,344	Standard Chartered Bank	—	(45,742)	(45,742)
11/22/13	United States Dollar 26,116,691	Colombian Peso 49,663,500,000	Standard Chartered Bank	86,467	—	86,467
11/25/13	United States Dollar 44,686,473	Israeli Shekel 157,779,000	Standard Chartered Bank	40,790	—	40,790
11/26/13	Malaysian Ringgit 23,463,765	United States Dollar 7,020,665	JPMorgan Chase Bank	—	(358,543)	(358,543)
11/26/13	Thai Baht 226,202,675	United States Dollar 6,928,106	Bank of America	—	(329,403)	(329,403)
11/26/13	Thai Baht 827,156,604	United States Dollar 25,376,794	JPMorgan Chase Bank	—	(1,161,784)	(1,161,784)
11/26/13	United States Dollar 13,246,938	Thai Baht 416,965,000	Citibank NA	131,010	—	131,010
11/26/13	United States Dollar 10,093,723	Thai Baht 317,631,000	Deutsche Bank	97,182	—	97,182
11/26/13	United States Dollar 10,867,958	Thai Baht 341,928,790	Goldman Sachs International	102,520	—	102,520
11/26/13	United States Dollar 7,858,751	Malaysian Ringgit 24,915,384	JPMorgan Chase Bank	—	(23,018)	(23,018)
11/26/13	United States Dollar 9,762,718	Thai Baht 304,665,136	Standard Chartered Bank	12,190	—	12,190
11/29/13	New Zealand Dollar 21,297,601	United States Dollar 17,680,203	JPMorgan Chase Bank	118,393	—	118,393
11/29/13	New Zealand Dollar 25,758,241	United States Dollar 21,252,738	JPMorgan Chase Bank	12,724	—	12,724
11/29/13	Russian Ruble 2,767,221,000	United States Dollar 86,117,247	HSBC Bank USA	194,050	—	194,050
11/29/13	Sri Lankan Rupee 202,128,000	United States Dollar 1,490,070	HSBC Bank USA	—	(46,246)	(46,246)
11/29/13	Sri Lankan Rupee 230,719,249	United States Dollar 1,698,964	HSBC Bank USA	—	(54,666)	(54,666)
11/29/13	United States Dollar 2,305,476	Kenyan Shilling 200,000,000	Standard Chartered Bank	24,563	—	24,563
12/3/13	Brazilian Real 71,273,000	United States Dollar 32,424,084	Morgan Stanley & Co. International PLC	830,835	—	830,835
12/3/13	United States Dollar 11,438,369	Singapore Dollar 14,610,000	Bank of America	323,205	—	323,205
12/3/13	United States Dollar 33,890,679	Singapore Dollar 43,234,000	Goldman Sachs International	914,242	—	914,242

41

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

12/4/13	Euro 14,143,931	Singapore Dollar 24,092,000	Goldman Sachs International	$189,749	$—	$189,749
12/5/13	Euro 11,348,412	Serbian Dinar 1,304,500,000	Citibank NA	20,723	—	20,723
12/10/13	Malaysian Ringgit 2,800,000	United States Dollar 860,638	Credit Suisse International	—	(17,252)	(17,252)
12/11/13	South African Rand 226,120,579	United States Dollar 22,343,931	Bank of America	—	(59,880)	(59,880)
12/11/13	South African Rand 261,504,421	United States Dollar 25,865,917	Standard Chartered Bank	—	(43,691)	(43,691)
12/11/13	United States Dollar 1,144,893	Nigerian Naira 186,961,000	Standard Chartered Bank	19,490	—	19,490
12/13/13	Euro 6,253,035	Norwegian Krone 50,996,000	Goldman Sachs International	63,425	—	63,425
12/13/13	Euro 18,745,543	Norwegian Krone 152,988,000	HSBC Bank USA	208,689	—	208,689
12/16/13	Russian Ruble 232,008,000	United States Dollar 7,069,104	Goldman Sachs International	—	(111,590)	(111,590)
12/16/13	Russian Ruble 32,842,000	United States Dollar 1,012,548	JPMorgan Chase Bank	—	(3,918)	(3,918)
12/16/13	Thai Baht 327,830,647	United States Dollar 10,520,881	JPMorgan Chase Bank	15,761	—	15,761
12/16/13	United States Dollar 4,517,889	Russian Ruble 146,357,000	Credit Suisse International	11,890	—	11,890
12/16/13	United States Dollar 3,660,298	Russian Ruble 118,493,000	Goldman Sachs International	7,084	—	7,084
12/17/13	Japanese Yen 1,483,676,000	United States Dollar 14,956,411	Bank of America	—	(136,210)	(136,210)
12/17/13	United States Dollar 875,292	Nigerian Naira 142,979,000	Standard Bank	13,623	—	13,623
12/18/13	Euro 6,458,131	Israeli Shekel 30,587,000	JPMorgan Chase Bank	—	(101,698)	(101,698)
12/18/13	Euro 13,308,970	Polish Zloty 56,084,000	Standard Chartered Bank	86,911	—	86,911
12/18/13	Sri Lankan Rupee 175,906,314	United States Dollar 1,324,097	HSBC Bank USA	—	(7,594)	(7,594)
12/18/13	Sri Lankan Rupee 271,891,908	United States Dollar 2,049,694	HSBC Bank USA	—	(8,652)	(8,652)
12/23/13	United States Dollar 35,254,169	Singapore Dollar 43,865,000	Citibank NA	59,403	—	59,403
12/23/13	United States Dollar 825,006	Singapore Dollar 1,025,000	JPMorgan Chase Bank	171	—	171
12/23/13	United States Dollar 12,235,226	Singapore Dollar 15,183,242	Standard Chartered Bank	—	(11,938)	(11,938)
1/3/14	Brazilian Real 919,000	United States Dollar 395,269	BNP Paribas	—	(9,504)	(9,504)
1/3/14	Brazilian Real 20,101,000	United States Dollar 8,835,604	State Street Bank and Trust Co.	—	(17,866)	(17,866)
1/7/14	New Turkish Lira 19,135,658	United States Dollar 9,481,547	Deutsche Bank	5,042	—	5,042

42

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

1/8/14	Euro 4,796,000	United States Dollar 6,512,153	Australia and New Zealand Banking Group Limited	$—	$(212)	$(212)
1/8/14	South African Rand 197,106,755	United States Dollar 19,340,309	JPMorgan Chase Bank	—	(101,685)	(101,685)
1/8/14	Sri Lankan Rupee 295,757,902	United States Dollar 2,194,050	Standard Chartered Bank	—	(34,945)	(34,945)
1/9/14	Euro 11,177,465	Czech Koruna 286,240,000	JPMorgan Chase Bank	—	(108,142)	(108,142)
1/9/14	Euro 4,391,654	Czech Koruna 112,075,000	Standard Chartered Bank	—	(62,990)	(62,990)
1/9/14	Euro 17,912,364	Czech Koruna 458,458,000	Standard Chartered Bank	—	(186,664)	(186,664)
1/9/14	Euro 16,991,265	Czech Koruna 433,787,000	Standard Chartered Bank	—	(234,763)	(234,763)
1/9/14	Sri Lankan Rupee 401,500,000	United States Dollar 2,982,912	HSBC Bank USA	—	(42,310)	(42,310)
1/15/14	Australian Dollar 19,928,000	United States Dollar 18,467,477	Goldman Sachs International	—	(278,546)	(278,546)
1/15/14	Australian Dollar 7,241,000	United States Dollar 6,724,644	Morgan Stanley & Co. International PLC	—	(86,875)	(86,875)
1/15/14	Australian Dollar 17,943,096	United States Dollar 16,663,574	Morgan Stanley & Co. International PLC	—	(215,275)	(215,275)
1/15/14	British Pound Sterling 54,155,325	United States Dollar 86,256,977	Goldman Sachs International	—	(528,251)	(528,251)
1/15/14	Euro 25,912,000	United States Dollar 34,950,831	JPMorgan Chase Bank	—	(234,841)	(234,841)
1/15/14	Hungarian Forint 15,224,391,239	Euro 51,201,962	JPMorgan Chase Bank	—	(84,392)	(84,392)
1/17/14	Euro 34,691,649	Polish Zloty 145,673,703	JPMorgan Chase Bank	—	(26,181)	(26,181)
1/17/14	Euro 40,394,687	Polish Zloty 169,413,297	Standard Chartered Bank	—	(97,721)	(97,721)
1/21/14	United States Dollar 442,558	Nigerian Naira 73,000,000	Deutsche Bank	6,704	—	6,704
1/22/14	Euro 10,690,000	United States Dollar 14,427,705	Deutsche Bank	—	(88,330)	(88,330)
1/29/14	Euro 13,266,000	United States Dollar 18,006,074	Goldman Sachs International	—	(8,156)	(8,156)
1/30/14	United States Dollar 33,794,651	Peruvian New Sol 94,135,000	Bank of Nova Scotia	—	(165,400)	(165,400)
2/3/14	Euro 1,813,746	United States Dollar 2,453,617	Goldman Sachs International	—	(9,335)	(9,335)
2/3/14	Japanese Yen 2,402,473,000	United States Dollar 24,465,102	Nomura International PLC	17,726	—	17,726
2/3/14	Japanese Yen 1,345,123,000	United States Dollar 13,697,790	Nomura International PLC	9,924	—	9,924
2/4/14	Brazilian Real 25,816,000	United States Dollar 11,584,994	BNP Paribas	305,228	—	305,228

43

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

2/4/14	Brazilian Real 51,633,000	United States Dollar 23,176,677	Morgan Stanley & Co. International PLC	$616,708	$—	$616,708
2/4/14	Swiss Franc 79,298,155	United States Dollar 87,620,334	Goldman Sachs International	156,562	—	156,562
2/4/14	United States Dollar 49,013,460	Euro 36,000,000	Bank of America	—	(127,646)	(127,646)
2/4/14	United States Dollar 38,532,533	Euro 28,306,000	Goldman Sachs International	—	(94,704)	(94,704)
2/5/14	Euro 95,860,000	United States Dollar 130,112,695	Goldman Sachs International	—	(59,620)	(59,620)
2/12/14	Euro 9,576,021	United States Dollar 13,160,977	Standard Chartered Bank	157,117	—	157,117
2/12/14	Euro 66,676,000	United States Dollar 90,000,598	Standard Chartered Bank	—	(542,784)	(542,784)
2/12/14	United States Dollar 16,294,323	Euro 11,865,000	Standard Chartered Bank	—	(182,120)	(182,120)
2/19/14	Euro 3,816,000	United States Dollar 5,178,274	Bank of America	—	(3,775)	(3,775)
2/26/14	Euro 20,184,000	United States Dollar 27,243,556	Deutsche Bank	—	(166,275)	(166,275)
3/5/14	Euro 3,458,302	United States Dollar 4,755,770	Bank of America	59,339	—	59,339
3/5/14	Euro 1,550,568	United States Dollar 2,140,071	Bank of America	34,374	—	34,374
3/5/14	Euro 3,268,000	United States Dollar 4,436,571	Bank of America	—	(1,427)	(1,427)
3/5/14	Euro 1,538,011	United States Dollar 2,081,559	Bank of America	—	(7,085)	(7,085)
3/21/14	Croatian Kuna 5,873,000	Euro 762,826	Citibank NA	—	(8,435)	(8,435)
3/21/14	Croatian Kuna 6,379,000	Euro 828,226	Citibank NA	—	(9,600)	(9,600)
3/21/14	Croatian Kuna 28,551,000	Euro 3,727,041	Citibank NA	—	(15,693)	(15,693)
3/21/14	Croatian Kuna 9,637,000	Euro 1,250,243	Citibank NA	—	(15,847)	(15,847)
3/21/14	Croatian Kuna 23,125,000	Euro 3,024,853	Deutsche Bank	—	(4,399)	(4,399)
4/2/14	Croatian Kuna 5,887,000	Euro 763,950	Citibank NA	—	(9,196)	(9,196)
4/2/14	Croatian Kuna 22,158,100	Euro 2,891,381	Citibank NA	—	(12,955)	(12,955)
4/2/14	Croatian Kuna 25,478,000	Euro 3,321,881	Citibank NA	—	(18,575)	(18,575)
4/2/14	Croatian Kuna 29,613,000	Euro 3,862,020	Citibank NA	—	(20,222)	(20,222)
4/2/14	Croatian Kuna 6,551,700	Euro 849,161	Deutsche Bank	—	(11,656)	(11,656)
4/3/14	Croatian Kuna 9,970,000	Euro 1,295,478	Citibank NA	—	(13,262)	(13,262)

44

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

4/3/14	Croatian Kuna 17,473,000	Euro 2,268,926	Citibank NA	$—	$(25,244)	$(25,244)
4/11/14	United States Dollar 1,645,480	Kenyan Shilling 151,631,000	Standard Chartered Bank	72,859	—	72,859
4/11/14	United States Dollar 557,116	Kenyan Shilling 49,639,000	Standard Chartered Bank	5,412	—	5,412
4/17/14	United States Dollar 2,018,809	Kazakhstani Tenge 322,000,000	Citibank NA	6,731	—	6,731
4/17/14	United States Dollar 3,199,750	Kazakhstani Tenge 511,000,000	VTB Capital PLC	14,693	—	14,693
4/18/14	United States Dollar 3,203,762	Kazakhstani Tenge 511,000,000	VTB Capital PLC	10,063	—	10,063
4/23/14	United States Dollar 3,205,651	Kazakhstani Tenge 510,500,000	VTB Capital PLC	1,947	—	1,947
5/6/14	British Pound Sterling 1,122,392	United States Dollar 1,802,111	Deutsche Bank	5,017	—	5,017
5/16/14	United States Dollar 39,450,385	Russian Ruble 1,314,881,317	Bank of America	263,804	—	263,804
5/16/14	United States Dollar 13,928,545	Russian Ruble 462,775,913	Bank of America	48,967	—	48,967
5/16/14	United States Dollar 15,630,401	Russian Ruble 521,508,335	Citibank NA	121,044	—	121,044
5/16/14	United States Dollar 18,358,740	Russian Ruble 612,677,066	Standard Chartered Bank	146,331	—	146,331
5/27/14	United States Dollar 5,966,408	Russian Ruble 198,621,728	Bank of America	22,902	—	22,902
5/27/14	United States Dollar 40,437,063	Russian Ruble 1,340,109,541	Bank of America	—	(26,925)	(26,925)
5/27/14	United States Dollar 19,897,922	Russian Ruble 662,501,302	BNP Paribas	79,377	—	79,377
5/27/14	United States Dollar 17,317,549	Russian Ruble 573,816,993	Standard Chartered Bank	—	(14,468)	(14,468)
6/17/14	Indonesian Rupiah 10,752,202,000	United States Dollar 882,775	Standard Chartered Bank	—	(42,344)	(42,344)
7/21/14	United States Dollar 11,253,769	Indonesian Rupiah 128,011,622,000	Barclays Bank PLC	—	(319,614)	(319,614)
7/21/14	United States Dollar 6,254,490	Indonesian Rupiah 70,675,742,000	Standard Chartered Bank	—	(217,698)	(217,698)
7/22/14	United States Dollar 6,200,094	Indonesian Rupiah 70,805,078,300	Goldman Sachs International	—	(153,546)	(153,546)
8/13/14	United States Dollar 1,639,333	Indonesian Rupiah 18,606,431,000	Deutsche Bank	—	(57,135)	(57,135)
8/20/14	United States Dollar 1,594,381	Indonesian Rupiah 18,606,431,000	Deutsche Bank	—	(13,999)	(13,999)
8/20/14	United States Dollar 1,274,940	Indonesian Rupiah 14,846,674,000	JPMorgan Chase Bank	—	(13,901)	(13,901)
8/20/14	United States Dollar 4,389,486	Indonesian Rupiah 50,896,091,425	Standard Chartered Bank	—	(66,502)	(66,502)
9/30/14	United States Dollar 1,401,220	Azerbaijani Manat 1,149,000	Standard Bank	10,155	—	10,155

45

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

10/9/14	United States Dollar 2,814,724	Azerbaijani Manat 2,294,000	VTB Capital PLC	$—	$(7,921)	$(7,921)
10/9/14	United States Dollar 2,823,818	Azerbaijani Manat 2,300,000	VTB Capital PLC	—	(9,674)	(9,674)
10/17/14	United States Dollar 4,083,080	Kazakhstani Tenge 674,729,000	Citibank NA	13,084	—	13,084
10/20/14	United States Dollar 3,258,631	Kazakhstani Tenge 538,000,000	Deutsche Bank	5,665	—	5,665
10/23/14	United States Dollar 2,106,222	Kazakhstani Tenge 347,000,000	JPMorgan Chase Bank	—	(1,977)	(1,977)
10/27/14	United States Dollar 3,028,190	Kazakhstani Tenge 499,500,000	HSBC Bank USA	—	(1,404)	(1,404)

				$9,021,236	$(23,015,199)	$(13,993,963)

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/13	826 Euro-Bobl	Short	$(137,574,047)	$(140,512,849)	$(2,938,802)
12/13	105 Euro-Bund	Short	(19,476,216)	(20,244,042)	(767,826)
12/13	79 Euro-Schatz	Short	(11,800,987)	(11,854,618)	(53,631)
12/13	48 Gold	Short	(6,380,496)	(6,353,761)	26,735
12/13	15 Gold	Long	2,044,350	1,985,550	(58,800)
12/13	340 IMM 10-Year Interest Rate Swap	Long	34,578,000	33,201,476	(1,376,524)
12/13	84 Japan 10-Year Bond	Short	(122,225,338)	(123,928,404)	(1,703,066)
12/13	298 Nikkei 225 Index	Long	42,924,255	43,489,271	565,016
12/13	29 U.S. 2-Year Deliverable Interest Rate Swap	Short	(2,900,797)	(2,902,039)	(1,242)
12/13	66 U.S. 5-Year Deliverable Interest Rate Swap	Short	(6,406,125)	(6,592,781)	(186,656)
12/13	294 U.S. 10-Year Deliverable Interest Rate Swap	Short	(28,173,069)	(28,761,469)	(588,400)
12/14	98 Copper	Short	(17,946,580)	(17,858,050)	88,530

					$(6,994,666)

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

46

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Notes to Consolidated Financial Statements — continued

Euro-Schatz:  Short-term debt securities issued by the Federal Republic of Germany with a term to maturity of 1.75 to 2.25 years.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Nikkei 225 Index:  Price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	AUD	13,089	Pays	6-month AUD Bank Bill	4.31%	7/4/23	$(8,475)
LCH.Clearnet	AUD	17,116	Pays	6-month AUD Bank Bill	4.31	7/15/23	(21,191)
LCH.Clearnet	AUD	16,060	Pays	6-month AUD Bank Bill	4.48	8/20/23	175,268
LCH.Clearnet	NZD	112,000	Pays	3-month NZD Bank Bill	4.71	10/8/16	152,027
LCH.Clearnet	NZD	117,000	Pays	3-month NZD Bank Bill	4.76	10/10/16	201,319
LCH.Clearnet	NZD	92,500	Pays	3-month NZD Bank Bill	4.74	10/10/16	134,702
LCH.Clearnet	NZD	5,449	Pays	3-month NZD Bank Bill	4.21	10/23/17	27,930
LCH.Clearnet	NZD	13,000	Pays	3-month NZD Bank Bill	4.20	10/24/17	62,545
LCH.Clearnet	NZD	11,000	Pays	3-month NZD Bank Bill	4.15	10/25/17	34,095
LCH.Clearnet	NZD	13,000	Pays	3-month NZD Bank Bill	4.04	10/30/17	(10,696)
LCH.Clearnet	NZD	6,551	Pays	3-month NZD Bank Bill	4.04	10/31/17	(4,828)
LCH.Clearnet	NZD	6,000	Pays	3-month NZD Bank Bill	4.03	10/31/17	(6,683)

							$736,013

AUD	–	Australian Dollar
NZD	–	New Zealand Dollar

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America	CLP	4,413,690	Receives	6-month Sinacofi Chile Interbank Rate	4.80%	5/10/18	$(81,878)
Bank of America	CLP	10,493,516	Receives	6-month Sinacofi Chile Interbank Rate	4.76	5/13/18	(156,885)
Bank of America	CLP	3,952,822	Receives	6-month Sinacofi Chile Interbank Rate	4.73	5/16/18	(48,537)
Bank of America	CLP	6,638,910	Receives	6-month Sinacofi Chile Interbank Rate	4.74	5/20/18	(87,643)
Bank of America	HUF	586,900	Pays	6-month HUF BUBOR	5.75	12/16/16	237,824
Bank of America	HUF	787,130	Receives	6-month HUF BUBOR	7.32	12/16/16	(526,381)
Bank of America	HUF	312,000	Pays	6-month HUF BUBOR	6.99	12/19/16	193,405
Bank of America	HUF	312,000	Receives	6-month HUF BUBOR	7.29	12/19/16	(207,764)
Bank of America	HUF	260,000	Pays	6-month HUF BUBOR	6.97	12/20/16	157,215
Bank of America	HUF	260,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(174,949)
Bank of America	HUF	358,000	Pays	6-month HUF BUBOR	6.91	12/21/16	212,207
Bank of America	HUF	358,000	Receives	6-month HUF BUBOR	7.37	12/21/16	(242,547)
Bank of America	HUF	642,000	Pays	6-month HUF BUBOR	5.13	12/21/16	118,400
Bank of America	HUF	111,400	Pays	6-month HUF BUBOR	5.11	12/22/16	31,303
Bank of America	HUF	111,400	Receives	6-month HUF BUBOR	7.32	12/22/16	(74,380)

47

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Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	HUF	217,350	Pays	6-month HUF BUBOR	5.14%	1/16/17	$64,412
Bank of America	HUF	339,000	Pays	6-month HUF BUBOR	6.95	1/17/17	202,263
Bank of America	HUF	339,000	Receives	6-month HUF BUBOR	7.91	1/17/17	(256,713)
Bank of America	PLN	4,860	Receives	6-month PLN WIBOR	3.35	7/30/17	(1,068)
Bank of America	PLN	12,640	Pays	6-month PLN WIBOR	4.34	7/30/17	153,268
Bank of America	PLN	9,114	Pays	6-month PLN WIBOR	4.31	8/10/17	106,433
Bank of America	PLN	18,180	Pays	6-month PLN WIBOR	4.35	8/23/17	218,579
Bank of America	PLN	17,740	Pays	6-month PLN WIBOR	4.30	9/18/17	195,835
Bank of America	PLN	5,900	Pays	6-month PLN WIBOR	3.83	11/14/17	72,172
Bank of America	PLN	5,900	Receives	6-month PLN WIBOR	3.61	11/14/17	(32,109)
Bank of America	PLN	33,170	Receives	6-month PLN WIBOR	3.52	11/16/17	(200,233)
Barclays Bank PLC	PLN	21,490	Pays	6-month PLN WIBOR	4.32	8/2/17	254,703
Barclays Bank PLC	PLN	10,800	Pays	6-month PLN WIBOR	4.35	8/27/17	122,949
Barclays Bank PLC	PLN	33,170	Pays	6-month PLN WIBOR	3.81	11/16/17	397,325
Barclays Bank PLC	PLN	54,800	Pays	6-month PLN WIBOR	3.82	11/19/17	674,213
Barclays Bank PLC	PLN	31,320	Pays	6-month PLN WIBOR	3.80	11/20/17	372,002
BNP Paribas	PLN	20,724	Pays	6-month PLN WIBOR	4.25	8/7/17	226,989
BNP Paribas	PLN	20,724	Receives	6-month PLN WIBOR	3.60	8/7/17	(65,164)
BNP Paribas	PLN	5,100	Pays	6-month PLN WIBOR	3.85	11/13/17	63,610
BNP Paribas	PLN	24,000	Pays	6-month PLN WIBOR	3.83	11/14/17	293,580
Citibank NA	CLP	1,694,460	Receives	6-month Sinacofi Chile Interbank Rate	4.70	5/20/18	(16,252)
Citibank NA	PLN	17,853	Pays	6-month PLN WIBOR	4.33	7/30/17	215,939
Citibank NA	PLN	13,400	Pays	6-month PLN WIBOR	4.31	8/2/17	158,009
Citibank NA	PLN	2,906	Pays	6-month PLN WIBOR	4.24	8/7/17	31,653
Citibank NA	PLN	8,910	Pays	6-month PLN WIBOR	4.30	8/10/17	102,973
Citibank NA	PLN	8,170	Pays	6-month PLN WIBOR	4.40	8/20/17	103,528
Citibank NA	PLN	10,200	Pays	6-month PLN WIBOR	3.81	11/13/17	121,061
Citibank NA	PLN	8,240	Pays	6-month PLN WIBOR	3.82	11/14/17	99,550
Citibank NA	PLN	23,800	Pays	6-month PLN WIBOR	3.82	11/19/17	289,588
Citibank NA	PLN	23,800	Receives	6-month PLN WIBOR	3.60	11/19/17	(131,903)
Credit Suisse International	HUF	200,230	Pays	6-month HUF BUBOR	5.20	12/16/16	62,929
Credit Suisse International	HUF	492,670	Pays	6-month HUF BUBOR	6.93	12/16/16	301,687
Credit Suisse International	HUF	492,670	Receives	6-month HUF BUBOR	7.32	12/16/16	(329,465)
Credit Suisse International	HUF	120,600	Pays	6-month HUF BUBOR	6.98	12/22/16	72,570
Credit Suisse International	HUF	120,600	Receives	6-month HUF BUBOR	7.29	12/22/16	(79,901)
Credit Suisse International	HUF	103,000	Pays	6-month HUF BUBOR	6.99	12/27/16	65,167
Credit Suisse International	HUF	103,000	Receives	6-month HUF BUBOR	7.38	12/27/16	(69,634)
Credit Suisse International	HUF	155,590	Pays	6-month HUF BUBOR	5.11	1/11/17	45,542
Credit Suisse International	HUF	244,410	Pays	6-month HUF BUBOR	5.13	1/11/17	72,539
Credit Suisse International	HUF	400,000	Receives	6-month HUF BUBOR	7.92	1/11/17	(302,920)
Credit Suisse International	HUF	296,650	Pays	6-month HUF BUBOR	5.12	1/16/17	86,888
Credit Suisse International	HUF	514,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(366,476)
Credit Suisse International	HUF	176,000	Pays	6-month HUF BUBOR	7.10	1/17/17	108,601
Credit Suisse International	HUF	176,000	Receives	6-month HUF BUBOR	7.83	1/17/17	(130,878)

48

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Credit Suisse International	HUF	186,000	Pays	6-month HUF BUBOR	5.87%	1/20/17	$78,674
Credit Suisse International	HUF	186,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(136,571)
Credit Suisse International	PLN	10,290	Pays	6-month PLN WIBOR	4.40	8/20/17	130,398
Deutsche Bank	BRL	32,088	Pays	Brazil CETIP Interbank Deposit Rate	11.40	1/2/17	89,925
Deutsche Bank	BRL	65,861	Pays	Brazil CETIP Interbank Deposit Rate	11.46	1/2/17	231,756
Deutsche Bank	BRL	79,888	Pays	Brazil CETIP Interbank Deposit Rate	11.52	1/2/17	362,888
Deutsche Bank	BRL	96,655	Pays	Brazil CETIP Interbank Deposit Rate	11.24	1/2/17	62,000
Deutsche Bank	CLP	4,483,020	Receives	6-month Sinacofi Chile Interbank Rate	4.78	5/10/18	(75,062)
Deutsche Bank	CLP	13,240,270	Receives	6-month Sinacofi Chile Interbank Rate	4.70	5/13/18	(126,189)
Deutsche Bank	CLP	5,224,497	Receives	6-month Sinacofi Chile Interbank Rate	4.74	5/14/18	(68,728)
Deutsche Bank	CLP	3,290,792	Receives	6-month Sinacofi Chile Interbank Rate	4.70	5/20/18	(31,562)
Deutsche Bank	CLP	1,114,809	Receives	6-month Sinacofi Chile Interbank Rate	4.64	5/23/18	(4,689)
Deutsche Bank	HUF	182,820	Pays	6-month HUF BUBOR	7.01	1/19/17	115,396
Deutsche Bank	HUF	182,820	Receives	6-month HUF BUBOR	7.98	1/19/17	(140,349)
Deutsche Bank	PLN	7,207	Pays	6-month PLN WIBOR	4.34	7/30/17	87,826
Deutsche Bank	PLN	31,119	Pays	6-month PLN WIBOR	4.36	8/1/17	384,900
Deutsche Bank	PLN	18,850	Pays	6-month PLN WIBOR	4.28	8/6/17	213,328
Deutsche Bank	PLN	13,020	Pays	6-month PLN WIBOR	4.24	8/7/17	141,819
Deutsche Bank	PLN	10,750	Pays	6-month PLN WIBOR	4.33	8/17/17	118,699
Deutsche Bank	PLN	6,330	Pays	6-month PLN WIBOR	3.79	11/16/17	73,914
Deutsche Bank	PLN	6,330	Receives	6-month PLN WIBOR	3.60	11/16/17	(34,169)
Goldman Sachs International	PLN	6,181	Pays	6-month PLN WIBOR	4.35	8/1/17	75,553
JPMorgan Chase Bank	HUF	1,612,000	Pays	6-month HUF BUBOR	6.93	12/19/16	986,312
JPMorgan Chase Bank	HUF	1,612,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(1,064,508)
JPMorgan Chase Bank	HUF	529,000	Pays	6-month HUF BUBOR	6.94	12/20/16	316,942
JPMorgan Chase Bank	HUF	529,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(356,154)
JPMorgan Chase Bank	HUF	642,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(434,258)
JPMorgan Chase Bank	HUF	627,500	Pays	6-month HUF BUBOR	6.99	12/22/16	389,710
JPMorgan Chase Bank	HUF	627,500	Receives	6-month HUF BUBOR	7.30	12/22/16	(418,476)
JPMorgan Chase Bank	HUF	616,000	Pays	6-month HUF BUBOR	5.10	12/27/16	172,353
JPMorgan Chase Bank	HUF	616,000	Receives	6-month HUF BUBOR	7.37	12/27/16	(415,399)
JPMorgan Chase Bank	HUF	227,000	Pays	6-month HUF BUBOR	5.09	1/20/17	65,308
JPMorgan Chase Bank	HUF	227,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(166,675)
JPMorgan Chase Bank	NZD	86,000	Pays	3-month NZD Bank Bill	4.70	10/8/16	98,953
JPMorgan Chase Bank	NZD	11,000	Pays	3-month NZD Bank Bill	3.86	2/25/23	(643,946)

49

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank	NZD	5,490	Pays	3-month NZD Bank Bill	4.06%	6/4/23	$(220,546)
JPMorgan Chase Bank	NZD	5,490	Pays	3-month NZD Bank Bill	4.06	6/4/23	(221,245)
JPMorgan Chase Bank	PLN	8,370	Pays	6-month PLN WIBOR	4.33	8/17/17	92,419
Morgan Stanley & Co. International PLC	HUF	671,000	Pays	6-month HUF BUBOR	6.94	12/19/16	411,137
Morgan Stanley & Co. International PLC	HUF	671,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(443,105)
Morgan Stanley & Co. International PLC	HUF	265,000	Pays	6-month HUF BUBOR	7.02	12/20/16	161,593
Morgan Stanley & Co. International PLC	HUF	265,000	Receives	6-month HUF BUBOR	7.36	12/20/16	(179,225)
Nomura International PLC	HUF	457,000	Pays	6-month HUF BUBOR	6.99	12/21/16	283,366
Nomura International PLC	HUF	457,000	Receives	6-month HUF BUBOR	7.39	12/21/16	(311,233)

							$2,376,311

BRL	–	Brazilian Real
CLP	–	Chilean Peso
HUF	–	Hungarian Forint
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Romania	BNP Paribas	$3,100	1.00	%(1)	9/20/18	1.75%	$(105,283)	$112,535	$7,252
Romania	Goldman Sachs International	3,220	1.00	(1)	9/20/18	1.75	(109,359)	116,714	7,355
South Africa	Bank of America	3,190	1.00	(1)	12/20/15	1.03	1,464	11,509	12,973
South Africa	Bank of America	890	1.00	(1)	12/20/15	1.03	408	3,064	3,472
South Africa	Bank of America	7,500	1.00	(1)	9/20/17	1.54	(143,380)	191,091	47,711
South Africa	Bank of America	5,000	1.00	(1)	9/20/17	1.54	(95,586)	59,212	(36,374)
South Africa	Bank of America	14,640	1.00	(1)	9/20/17	1.54	(279,877)	146,443	(133,434)
South Africa	Bank of America	26,320	1.00	(1)	9/20/17	1.54	(503,168)	349,683	(153,485)
South Africa	Barclays Bank PLC	3,830	1.00	(1)	12/20/15	1.03	1,756	15,344	17,100
South Africa	Barclays Bank PLC	2,280	1.00	(1)	12/20/15	1.03	1,046	9,211	10,257
South Africa	Barclays Bank PLC	5,000	1.00	(1)	9/20/17	1.54	(95,586)	106,139	10,553
South Africa	Barclays Bank PLC	2,510	1.00	(1)	9/20/17	1.54	(47,984)	49,606	1,622
South Africa	BNP Paribas	4,190	1.00	(1)	9/20/17	1.54	(80,102)	85,817	5,715
South Africa	Citibank NA	4,800	1.00	(1)	9/20/15	0.97	8,370	50,619	58,989
South Africa	Credit Suisse International	4,785	1.00	(1)	12/20/15	1.03	2,194	21,073	23,267
South Africa	Credit Suisse International	2,000	1.00	(1)	12/20/15	1.03	917	7,585	8,502
South Africa	Credit Suisse International	890	1.00	(1)	12/20/15	1.03	408	3,601	4,009

50

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Credit Suisse International	$9,000	1.00	%(1)	3/20/16	1.13%	$(16,815)	$67,297	$50,482
South Africa	Credit Suisse International	8,100	1.00	(1)	3/20/16	1.13	(15,134)	34,246	19,112
South Africa	Credit Suisse International	3,700	1.00	(1)	9/20/17	1.54	(70,734)	102,142	31,408
South Africa	Deutsche Bank	4,860	1.00	(1)	9/20/17	1.54	(92,910)	137,539	44,629
South Africa	Deutsche Bank	5,700	1.00	(1)	9/20/17	1.54	(108,969)	145,229	36,260
South Africa	Goldman Sachs International	15,000	1.00	(1)	9/20/17	1.54	(286,760)	408,659	121,899
South Africa	Goldman Sachs International	3,070	1.00	(1)	9/20/17	1.54	(58,691)	82,540	23,849
South Africa	Goldman Sachs International	2,647	1.00	(1)	12/20/17	1.59	(59,445)	51,906	(7,539)
South Africa	HSBC Bank USA	5,000	1.00	(1)	9/20/17	1.54	(95,587)	104,345	8,758
South Africa	HSBC Bank USA	2,500	1.00	(1)	12/20/17	1.59	(56,143)	50,949	(5,194)
South Africa	HSBC Bank USA	7,120	1.00	(1)	12/20/17	1.59	(159,896)	126,032	(33,864)
South Africa	JPMorgan Chase Bank	7,500	1.00	(1)	9/20/17	1.54	(143,380)	156,518	13,138
South Africa	Nomura International PLC	1,000	1.00	(1)	9/20/17	1.54	(19,118)	11,870	(7,248)
South Africa	Nomura International PLC	7,571	1.00	(1)	12/20/17	1.59	(170,024)	151,378	(18,646)
Turkey	BNP Paribas	4,800	1.00	(1)	9/20/22	2.24	(439,053)	275,027	(164,026)
Turkey	BNP Paribas	10,000	1.00	(1)	9/20/22	2.24	(914,694)	515,198	(399,496)
Turkey	BNP Paribas	15,456	1.00	(1)	9/20/22	2.24	(1,413,750)	818,529	(595,221)
Turkey	JPMorgan Chase Bank	7,400	1.00	(1)	9/20/22	2.24	(676,873)	490,310	(186,563)

Total		$214,569					$(6,241,738)	$5,068,960	$(1,172,778)

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Brazil	Barclays Bank PLC	$12,000	1.00%(1)	6/20/22	$952,564	$(968,071)	$(15,507)
Brazil	Goldman Sachs International	12,800	1.00(1)	9/20/22	1,051,448	(1,025,709)	25,739
Bulgaria	Barclays Bank PLC	4,691	1.00(1)	12/20/18	56,762	(57,073)	(311)
Bulgaria	BNP Paribas	2,009	1.00(1)	6/20/18	13,553	(10,707)	2,846
Bulgaria	BNP Paribas	3,100	1.00(1)	9/20/18	29,324	(28,709)	615
Bulgaria	BNP Paribas	2,100	1.00(1)	9/20/18	19,864	(22,304)	(2,440)
Bulgaria	BNP Paribas	2,160	1.00(1)	12/20/18	26,136	(23,058)	3,078
Bulgaria	Goldman Sachs International	3,220	1.00(1)	9/20/18	30,459	(26,818)	3,641
Bulgaria	Goldman Sachs International	4,000	1.00(1)	12/20/18	48,401	(47,549)	852
Bulgaria	Goldman Sachs International	2,000	1.00(1)	12/20/18	24,201	(24,244)	(43)
China	Bank of America	6,100	1.00(1)	3/20/17	(114,513)	(123,244)	(237,757)
China	Barclays Bank PLC	10,076	1.00(1)	3/20/17	(189,154)	(185,258)	(374,412)
China	Deutsche Bank	3,700	1.00(1)	3/20/17	(69,459)	(64,652)	(134,111)

51

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

China	Deutsche Bank	$4,300	1.00%(1)	3/20/17	$(80,722)	$(75,137)	$(155,859)
China	JPMorgan Chase Bank	10,200	1.00(1)	3/20/18	(160,831)	138,222	(22,609)
Colombia	Bank of America	3,900	1.00(1)	9/20/21	150,658	(138,114)	12,544
Colombia	Barclays Bank PLC	2,000	1.00(1)	6/20/22	90,535	(100,699)	(10,164)
Colombia	Citibank NA	2,100	1.00(1)	6/20/22	95,062	(143,472)	(48,410)
Colombia	Deutsche Bank	4,100	1.00(1)	6/20/22	185,596	(235,455)	(49,859)
Colombia	Deutsche Bank	4,580	1.00(1)	6/20/22	207,351	(293,615)	(86,264)
Colombia	Goldman Sachs International	7,410	1.00(1)	6/20/17	(15,706)	(176,848)	(192,554)
Colombia	Goldman Sachs International	2,990	1.00(1)	9/20/21	115,505	(104,027)	11,478
Colombia	Goldman Sachs International	2,000	1.00(1)	6/20/22	90,535	(136,640)	(46,105)
Colombia	Goldman Sachs International	2,000	1.00(1)	6/20/22	90,535	(150,675)	(60,140)
Colombia	HSBC Bank USA	4,040	1.00(1)	6/20/17	(8,563)	(97,764)	(106,327)
Colombia	HSBC Bank USA	8,590	1.00(1)	9/20/21	331,835	(292,170)	39,665
Colombia	Morgan Stanley & Co. International PLC	4,470	1.00(1)	9/20/21	172,678	(158,300)	14,378
Colombia	Morgan Stanley & Co. International PLC	4,000	1.00(1)	6/20/22	181,069	(223,595)	(42,526)
Croatia	BNP Paribas	2,000	1.00(1)	12/20/17	159,843	(111,411)	48,432
Croatia	BNP Paribas	3,960	1.00(1)	6/20/18	374,811	(291,919)	82,892
Croatia	Citibank NA	1,782	1.00(1)	12/20/16	94,566	(78,878)	15,688
Croatia	Citibank NA	5,000	1.00(1)	12/20/17	399,607	(281,567)	118,040
Croatia	Citibank NA	1,500	1.00(1)	12/20/17	119,882	(82,559)	37,323
Croatia	Citibank NA	3,063	1.00(1)	3/20/18	267,373	(225,284)	42,089
Croatia	Citibank NA	1,913	1.00(1)	3/20/18	166,988	(154,701)	12,287
Croatia	Citibank NA	5,580	1.00(1)	6/20/18	528,149	(481,097)	47,052
Croatia	Citibank NA	930	1.00(1)	6/20/18	88,024	(69,745)	18,279
Croatia	Citibank NA	1,270	1.00(1)	6/20/18	120,206	(110,897)	9,309
Croatia	Goldman Sachs International	2,000	1.00(1)	12/20/17	159,843	(110,371)	49,472
Croatia	HSBC Bank USA	2,822	1.00(1)	3/20/18	246,336	(228,210)	18,126
Croatia	JPMorgan Chase Bank	1,533	1.00(1)	6/20/18	145,099	(133,971)	11,128
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00(1)	12/20/17	199,803	(139,878)	59,925
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00(1)	12/20/17	199,803	(142,586)	57,217
Croatia	Morgan Stanley & Co. International PLC	1,385	1.00(1)	12/20/17	110,691	(73,938)	36,753
Croatia	Morgan Stanley & Co. International PLC	1,595	1.00(1)	12/20/17	127,474	(91,051)	36,423

52

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Croatia	Morgan Stanley & Co. International PLC	$1,266	1.00%(1)	3/20/18	$110,511	$(103,365)	$7,146
Croatia	Morgan Stanley & Co. International PLC	2,500	1.00(1)	6/20/18	236,626	(208,832)	27,794
Croatia	Morgan Stanley & Co. International PLC	1,163	1.00(1)	6/20/18	110,078	(106,077)	4,001
Croatia	Morgan Stanley & Co. International PLC	2,745	1.00(1)	6/20/18	259,815	(256,316)	3,499
Croatia	Nomura International PLC	6,600	1.00(1)	3/20/18	576,122	(384,703)	191,419
Egypt	Citibank NA	1,300	1.00(1)	12/20/15	138,947	(37,336)	101,611
Egypt	Credit Suisse International	2,130	1.00(1)	12/20/15	227,659	(57,310)	170,349
Egypt	Credit Suisse International	2,155	1.00(1)	12/20/15	230,331	(61,896)	168,435
Egypt	Deutsche Bank	4,600	1.00(1)	12/20/15	491,659	(99,119)	392,540
Hungary	Bank of America	1,800	1.00(1)	3/20/17	74,971	(218,549)	(143,578)
Hungary	Barclays Bank PLC	900	1.00(1)	3/20/17	37,485	(109,265)	(71,780)
Hungary	Barclays Bank PLC	2,500	1.00(1)	3/20/17	104,126	(304,619)	(200,493)
Hungary	Deutsche Bank	1,700	1.00(1)	3/20/17	70,806	(205,483)	(134,677)
Hungary	Goldman Sachs International	3,400	1.00(1)	3/20/17	141,611	(409,458)	(267,847)
Hungary	HSBC Bank USA	900	1.00(1)	3/20/17	37,485	(109,265)	(71,780)
Lebanon	Deutsche Bank	1,338	1.00(1)	3/20/18	143,963	(157,830)	(13,867)
Lebanon	Deutsche Bank	5,130	1.00(1)	3/20/18	551,970	(630,074)	(78,104)
Lebanon	Deutsche Bank	5,130	1.00(1)	3/20/18	551,969	(630,302)	(78,333)
Lebanon	Goldman Sachs International	39,456	1.00(1)	6/20/18	4,604,174	(4,932,215)	(328,041)
Lebanon	Goldman Sachs International	3,722	5.00(1)	12/20/18	(196,478)	215,788	19,310
Lebanon	Goldman Sachs International	3,450	5.00(1)	12/20/18	(182,119)	184,996	2,877
Lebanon	HSBC Bank USA	1,250	1.00(1)	12/20/17	123,068	(147,276)	(24,208)
Lebanon	JPMorgan Chase Bank	1,300	5.00(1)	12/20/17	(76,277)	34,946	(41,331)
Mexico	Bank of America	1,900	1.00(1)	6/20/22	57,095	(106,217)	(49,122)
Mexico	Bank of America	3,910	1.00(1)	6/20/22	117,497	(248,356)	(130,859)
Mexico	Barclays Bank PLC	1,000	1.00(1)	6/20/22	30,050	(66,626)	(36,576)
Mexico	Barclays Bank PLC	12,800	1.00(1)	6/20/23	472,222	(434,097)	38,125
Mexico	Citibank NA	1,250	1.00(1)	6/20/22	37,563	(71,756)	(34,193)
Mexico	Deutsche Bank	1,900	1.00(1)	6/20/22	57,095	(107,519)	(50,424)
Mexico	Deutsche Bank	2,020	1.00(1)	6/20/22	60,701	(126,928)	(66,227)
Mexico	Deutsche Bank	1,850	1.00(1)	6/20/22	55,593	(125,642)	(70,049)
Mexico	Deutsche Bank	3,900	1.00(1)	6/20/22	117,196	(229,350)	(112,154)
Mexico	Deutsche Bank	10,000	1.00(1)	6/20/23	368,924	(306,974)	61,950

53

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October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Mexico	Goldman Sachs International	$1,900	1.00%(1)	6/20/22	$57,096	$(107,529)	$(50,433)
Mexico	Goldman Sachs International	1,950	1.00(1)	6/20/22	58,598	(133,092)	(74,494)
Philippines	Bank of America	1,400	1.00(1)	12/20/15	(22,522)	(8,344)	(30,866)
Philippines	Bank of America	2,000	1.00(1)	12/20/15	(32,173)	(11,176)	(43,349)
Philippines	Barclays Bank PLC	2,400	1.00(1)	12/20/15	(38,608)	(20,362)	(58,970)
Philippines	Barclays Bank PLC	1,000	1.00(1)	3/20/16	(16,379)	(9,537)	(25,916)
Philippines	Barclays Bank PLC	1,400	1.00(1)	3/20/16	(22,930)	(9,522)	(32,452)
Philippines	Barclays Bank PLC	1,600	1.00(1)	3/20/16	(26,205)	(8,441)	(34,646)
Philippines	Barclays Bank PLC	1,600	1.00(1)	3/20/16	(26,206)	(12,605)	(38,811)
Philippines	Barclays Bank PLC	2,100	1.00(1)	3/20/16	(34,395)	(15,562)	(49,957)
Philippines	Barclays Bank PLC	2,500	1.00(1)	3/20/16	(40,947)	(23,415)	(64,362)
Philippines	Citibank NA	6,600	1.00(1)	9/20/15	(97,803)	(68,691)	(166,494)
Philippines	Citibank NA	2,000	1.00(1)	3/20/16	(32,758)	(15,308)	(48,066)
Philippines	Credit Suisse International	8,100	1.00(1)	12/20/16	(139,714)	(140,404)	(280,118)
Philippines	Deutsche Bank	1,000	1.00(1)	12/20/15	(16,086)	(6,382)	(22,468)
Philippines	Deutsche Bank	1,300	1.00(1)	12/20/15	(20,913)	(7,761)	(28,674)
Philippines	Deutsche Bank	2,300	1.00(1)	12/20/15	(36,999)	(14,625)	(51,624)
Philippines	Goldman Sachs International	2,000	1.00(1)	3/20/16	(32,758)	(15,748)	(48,506)
Philippines	Standard Chartered Bank	1,000	1.00(1)	12/20/15	(16,086)	(5,338)	(21,424)
Philippines	Standard Chartered Bank	2,600	1.00(1)	3/20/16	(42,585)	(21,629)	(64,214)
Qatar	Barclays Bank PLC	9,791	1.00(1)	12/20/18	(185,879)	164,847	(21,032)
Qatar	Barclays Bank PLC	7,680	1.00(1)	9/20/23	7,253	6,548	13,801
Russia	Barclays Bank PLC	4,800	1.00(1)	9/20/22	382,355	(594,432)	(212,077)
Russia	Citibank NA	25,456	1.00(1)	9/20/22	2,027,757	(1,897,888)	129,869
Russia	Deutsche Bank	15,333	1.00(1)	6/20/18	328,515	(254,917)	73,598
Russia	Deutsche Bank	7,570	1.00(1)	6/20/18	162,190	(124,321)	37,869
Russia	JPMorgan Chase Bank	9,158	1.00(1)	6/20/18	196,213	(148,661)	47,552
Russia	JPMorgan Chase Bank	6,210	1.00(1)	6/20/18	133,051	(103,473)	29,578
Russia	JPMorgan Chase Bank	3,820	1.00(1)	6/20/18	81,845	(57,433)	24,412
Russia	JPMorgan Chase Bank	7,400	1.00(1)	9/20/22	589,465	(553,188)	36,277
South Africa	Bank of America	3,190	1.00(1)	12/20/20	231,729	(96,185)	135,544
South Africa	Bank of America	890	1.00(1)	12/20/20	64,652	(24,465)	40,187
South Africa	Bank of America	26,320	1.00(1)	9/20/22	2,577,579	(1,835,073)	742,506
South Africa	Bank of America	14,640	1.00(1)	9/20/22	1,433,729	(921,663)	512,066
South Africa	Bank of America	5,000	1.00(1)	9/20/22	489,662	(332,845)	156,817
South Africa	Bank of America	7,500	1.00(1)	9/20/22	734,493	(657,922)	76,571

54

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October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Barclays Bank PLC	$3,830	1.00%(1)	12/20/20	$278,220	$(111,177)	$167,043
South Africa	Barclays Bank PLC	2,280	1.00(1)	12/20/20	165,624	(62,442)	103,182
South Africa	Barclays Bank PLC	3,100	1.00(1)	9/20/22	303,591	(233,491)	70,100
South Africa	BNP Paribas	3,100	1.00(1)	9/20/22	303,590	(239,900)	63,690
South Africa	Citibank NA	4,800	1.00(1)	9/20/20	330,640	(216,725)	113,915
South Africa	Credit Suisse International	4,785	1.00(1)	12/20/20	347,593	(146,962)	200,631
South Africa	Credit Suisse International	2,000	1.00(1)	12/20/20	145,285	(60,718)	84,567
South Africa	Credit Suisse International	890	1.00(1)	12/20/20	64,652	(26,012)	38,640
South Africa	Credit Suisse International	8,100	1.00(1)	3/20/21	619,158	(264,469)	354,689
South Africa	Credit Suisse International	9,000	1.00(1)	3/20/21	687,954	(344,412)	343,542
South Africa	Credit Suisse International	20,000	1.00(1)	12/20/21	1,751,127	(1,519,313)	231,814
South Africa	Credit Suisse International	3,700	1.00(1)	9/20/22	362,349	(337,028)	25,321
South Africa	Deutsche Bank	5,700	1.00(1)	9/20/22	558,214	(496,939)	61,275
South Africa	Deutsche Bank	4,860	1.00(1)	9/20/22	475,947	(425,530)	50,417
South Africa	Goldman Sachs International	15,000	1.00(1)	9/20/22	1,468,970	(1,314,094)	154,876
South Africa	Goldman Sachs International	3,070	1.00(1)	9/20/22	300,650	(260,502)	40,148
South Africa	Goldman Sachs International	2,647	1.00(1)	12/20/22	267,957	(234,851)	33,106
South Africa	HSBC Bank USA	7,120	1.00(1)	12/20/22	720,760	(575,678)	145,082
South Africa	HSBC Bank USA	2,500	1.00(1)	12/20/22	253,076	(213,005)	40,071
South Africa	Nomura International PLC	1,000	1.00(1)	9/20/22	97,932	(68,876)	29,056
South Africa	Nomura International PLC	7,571	1.00(1)	12/20/22	766,415	(661,081)	105,334
Spain	Bank of America	2,400	1.00(1)	9/20/20	156,363	(184,079)	(27,716)
Spain	Barclays Bank PLC	2,421	1.00(1)	9/20/20	157,731	(162,686)	(4,955)
Spain	Barclays Bank PLC	1,100	1.00(1)	12/20/20	75,456	(79,899)	(4,443)
Spain	Barclays Bank PLC	3,900	1.00(1)	12/20/20	267,525	(288,611)	(21,086)
Spain	Barclays Bank PLC	3,200	1.00(1)	12/20/20	219,508	(339,644)	(120,136)
Spain	Barclays Bank PLC	5,000	1.00(1)	6/20/21	366,700	(377,208)	(10,508)
Spain	Barclays Bank PLC	5,000	1.00(1)	6/20/21	366,562	(424,893)	(58,331)
Spain	Barclays Bank PLC	5,000	1.00(1)	3/20/22	400,137	(832,946)	(432,809)
Spain	Citibank NA	7,900	1.00(1)	12/20/16	(107,896)	(196,134)	(304,030)
Spain	Credit Suisse International	2,200	1.00(1)	3/20/21	156,097	(252,079)	(95,982)
Spain	Credit Suisse International	5,000	1.00(1)	6/20/21	366,701	(411,857)	(45,156)

55

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Spain	Deutsche Bank	$3,500	1.00%(1)	12/20/20	$240,087	$(297,047)	$(56,960)
Spain	Deutsche Bank	10,730	1.00(1)	6/20/22	881,945	(2,568,465)	(1,686,520)
Thailand	Bank of America	1,000	1.00(1)	3/20/16	(13,957)	(2,213)	(16,170)
Thailand	Barclays Bank PLC	1,400	1.00(1)	3/20/16	(19,541)	(4,603)	(24,144)
Thailand	Barclays Bank PLC	3,000	1.00(1)	3/20/16	(41,873)	(1,331)	(43,204)
Thailand	Citibank NA	6,900	1.00(1)	3/20/18	(39,190)	2,884	(36,306)
Thailand	Goldman Sachs International	4,100	1.00(1)	3/20/16	(57,227)	(16,291)	(73,518)
Thailand	Standard Chartered Bank	3,300	1.00(1)	9/20/15	(43,143)	(16,240)	(59,383)
Tunisia	Barclays Bank PLC	1,970	1.00(1)	9/20/17	170,788	(137,302)	33,486
Tunisia	Deutsche Bank	3,800	1.00(1)	6/20/17	304,385	(218,689)	85,696
Tunisia	Deutsche Bank	2,150	1.00(1)	6/20/17	172,218	(130,603)	41,615
Tunisia	Goldman Sachs International	2,100	1.00(1)	9/20/17	182,048	(132,391)	49,657
Tunisia	Goldman Sachs International	2,250	1.00(1)	9/20/17	195,051	(149,301)	45,750
Tunisia	Goldman Sachs International	2,100	1.00(1)	9/20/17	182,045	(146,588)	35,457
Tunisia	JPMorgan Chase Bank	4,520	1.00(1)	9/20/17	391,831	(323,421)	68,410
Tunisia	Morgan Stanley & Co. International PLC	500	1.00(1)	6/20/17	40,050	(30,351)	9,699
Tunisia	Nomura International PLC	3,400	1.00(1)	12/20/17	316,486	(287,767)	28,719
Venezuela	Barclays Bank PLC	5,640	5.00(1)	6/20/18	891,181	(619,810)	271,371
Venezuela	Barclays Bank PLC	1,719	5.00(1)	6/20/18	271,617	(183,453)	88,164
Venezuela	Barclays Bank PLC	710	5.00(1)	6/20/18	112,186	(74,736)	37,450
Venezuela	Citibank NA	2,816	5.00(1)	6/20/18	444,959	(306,822)	138,137
Venezuela	Deutsche Bank	4,230	5.00(1)	6/20/18	668,377	(458,241)	210,136
Venezuela	Deutsche Bank	1,170	5.00(1)	6/20/18	184,872	(127,827)	57,045
Venezuela	Deutsche Bank	2,603	5.00(1)	6/20/20	516,096	(528,746)	(12,650)
Venezuela	Deutsche Bank	4,584	5.00(1)	6/20/23	1,048,419	(1,180,904)	(132,485)
Venezuela	Goldman Sachs International	1,740	5.00(1)	6/20/23	397,960	(381,436)	16,524
iTraxx Asia ex-Japan Investment Grade Index	Bank of America	2,064	1.00(1)	6/20/18	1,660	(36,635)	(34,975)
iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC	3,135	1.00(1)	6/20/18	2,522	(93,701)	(91,179)
iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC	11,428	1.00(1)	6/20/18	9,232	(196,949)	(187,717)
iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC	19,740	1.00(1)	6/20/18	15,930	(314,656)	(298,726)

56

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)		Contract Annual Fixed Rate**	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

iTraxx Asia ex-Japan Investment Grade Index	Citibank NA		$5,601	1.00%(1)	6/20/18	$4,505	$(101,798)	$(97,293)
iTraxx Asia ex-Japan Investment Grade Index	Credit Suisse International		4,562	1.00(1)	6/20/18	3,669	(72,599)	(68,930)
iTraxx Asia ex-Japan Investment Grade Index	Deutsche Bank		2,759	1.00(1)	6/20/18	2,219	(47,882)	(45,663)
iTraxx Asia ex-Japan Investment Grade Index	Goldman Sachs International		3,319	1.00(1)	6/20/18	2,670	(60,432)	(57,762)
iTraxx Asia ex-Japan Investment Grade Index	Goldman Sachs International		6,627	1.00(1)	6/20/18	5,330	(119,036)	(113,706)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank		2,065	1.00(1)	6/20/18	1,661	(37,531)	(35,870)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank		2,320	1.00(1)	6/20/18	1,866	(38,310)	(36,444)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank		3,093	1.00(1)	6/20/18	2,488	(48,427)	(45,939)
iTraxx Europe Senior Financials 5-Year Index	Goldman Sachs International	EUR	24,570	1.00(1)	12/20/18	246,366	(640,394)	(394,028)

iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR	5,676	5.00(1)	12/20/18	(1,237,045)	1,052,836	(184,209)
iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR	31,180	5.00(1)	12/20/18	(6,794,836)	5,861,413	(933,423)

						$37,610,790	$(40,826,351)	$(3,215,561)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2013, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $214,569,000.

**	The contract annual fixed rate represents the annual fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR	–	Euro

57

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Total Return Swaps
Counterparty	Number of Contracts	Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Appreciation (Depreciation)

Citibank NA	N.A.	Total Return on GTQ 12,719,000 Banco de Guatemala, 0%, due 12/3/13	3-month USD LIBOR-BBA + 50 bp on $1,569,688 (Notional Amount) plus Notional Amount at termination date	12/5/13	$25,578
Citibank NA	21,000,000	Positive Return on KOSPI 200 Index less 5bp	Negative Return on KOSPI 200 Index plus 5bp	12/12/13	106,179
Citibank NA	13,500,000	Positive Return on KOSPI 200 Index less 5bp	Negative Return on KOSPI 200 Index plus 5bp	12/12/13	48,874
Citibank NA	N.A.	Total Return on GTQ 9,681,000 Banco de Guatemala, 0%, due 3/4/14	3-month USD LIBOR-BBA + 50 bp on $1,196,296 (Notional Amount) plus Notional Amount at termination date	3/10/14	5,832
Citibank NA	N.A.	Total Return on GTQ 45,767,000 Banco de Guatemala, 0%, due 6/3/14	3-month USD LIBOR-BBA + 50 bp on $5,605,994 (Notional Amount) plus Notional Amount at termination date	6/5/14	23,132
JPMorgan Chase Bank	460	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(26,758)
JPMorgan Chase Bank	4,430	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(207,639)
JPMorgan Chase Bank	1,150	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(61,381)
JPMorgan Chase Bank	1,210	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(67,523)
JPMorgan Chase Bank	1,220	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(48,905)
JPMorgan Chase Bank	12,560	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(727,102)
JPMorgan Chase Bank	1,880	Negative Return on WIG20 Index	Positive Return on WIG20 Index	12/20/13	(82,266)
					$(1,011,979)

GTQ	–	Guatemalan Quetzal

Cross-Currency Swaps
Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)		Portfolio Pays Floating Rate on Notional Amount (000’somitted)		Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Bank of America	CLF	192	CLP	4,413,690	6-month Sinacofi Chile Interbank Rate	2.10%	5/10/18	$79,966
Bank of America	CLF	457	CLP	10,493,516	6-month Sinacofi Chile Interbank Rate	2.08	5/13/18	184,968
Bank of America	CLF	172	CLP	3,952,822	6-month Sinacofi Chile Interbank Rate	2.10	5/16/18	82,973

58

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Cross-Currency Swaps (continued)
Counterparty	Portfolio Receives Fixed Rate on Notional Amount (000’s omitted)		Portfolio Pays Floating Rate on Notional Amount (000’somitted)		Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Bank of America	CLF	290	CLP	6,638,910	6-month Sinacofi Chile Interbank Rate	2.05%	5/20/18	$119,987
Citibank NA	CLF	74	CLP	1,694,460	6-month Sinacofi Chile Interbank Rate	2.01	5/20/18	24,097
Deutsche Bank	CLF	195	CLP	4,483,020	6-month Sinacofi Chile Interbank Rate	2.09	5/10/18	76,914
Deutsche Bank	CLF	577	CLP	13,240,270	6-month Sinacofi Chile Interbank Rate	2.05	5/13/18	199,000
Deutsche Bank	CLF	228	CLP	5,224,497	6-month Sinacofi Chile Interbank Rate	2.11	5/14/18	109,708
Deutsche Bank	CLF	144	CLP	3,290,792	6-month Sinacofi Chile Interbank Rate	2.00	5/20/18	43,630
Deutsche Bank	CLF	49	CLP	1,114,809	6-month Sinacofi Chile Interbank Rate	1.93	5/23/18	8,897

								$930,140

Counterparty	Notional Amount on Fixed Rate (Currency Received) (000’s omitted)*		Notional Amount on Floating Rate (Currency Delivered (000’s omitted)*	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

Bank of America	TRY	700	$394	3-month USD LIBOR-BBA	6.97%	8/18/21	$52,185
Citibank NA	TRY	10,951	7,200	3-month USD LIBOR-BBA	8.23	9/3/20	1,461,380
Citibank NA	TRY	7,310	3,999	3-month USD LIBOR-BBA	6.45	1/6/21	361,477
Citibank NA	TRY	5,133	3,216	3-month USD LIBOR-BBA	8.23	2/25/21	390,143
Citibank NA	TRY	5,600	3,094	3-month USD LIBOR-BBA	6.26	10/18/21	513,847
Credit Suisse International	TRY	10,104	5,676	3-month USD LIBOR-BBA	6.90	8/18/21	769,716
Deutsche Bank	TRY	14,469	7,920	3-month USD LIBOR-BBA	6.45	1/6/21	720,480
Deutsche Bank	TRY	18,837	11,832	3-month USD LIBOR-BBA	8.20	2/24/21	1,478,034
Deutsche Bank	TRY	13,388	7,517	3-month USD LIBOR-BBA	7.00	8/18/21	975,452
HSBC Bank USA	TRY	16,212	8,470	3-month USD LIBOR-BBA	7.85	2/23/22	83,536
JPMorgan Chase Bank	TRY	29,548	15,430	3-month USD LIBOR-BBA	7.86	7/21/21	116,819

							$6,923,069

							$7,853,209

59

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

CLF	–	Chilean Unidad de Fomento
CLP	–	Chilean Peso
TRY	–	New Turkish Lira

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written options activity for the year ended October 31, 2013 was as follows:

	Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Premiums Received

Outstanding, beginning of year	INR	10,798,200	KRW	—	$6,968,940
Options written		11,830,468		109,662,560	4,265,754
Options expired		(13,061,993)		(109,662,560)	(8,650,146)

Outstanding, end of year	INR	9,566,675	KRW	—	$2,584,548

INR	–	Indian Rupee
KRW	–	South Korean Won

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures and options thereon and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, options on currencies, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including futures, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter written options, non-centrally cleared swap contracts, forward foreign currency exchange contracts and forward commodity contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $49,367,367. The Portfolio may be required to pledge collateral in the form of cash or securities for the benefit of a counterparty if the net amount due to the counterparty exceeds a certain threshold. Collateral pledged for the benefit of a counterparty for over-the-counter derivatives is held in a segregated account by the Portfolio’s custodian. Securities pledged as collateral, if any, are identified in the Consolidated Portfolio of Investments. Cash pledged as collateral, if any, is included in restricted cash on the Consolidated Statement of Assets and Liabilities. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $28,997,630 at October 31, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including non-centrally cleared swap contracts, swaption contracts, over-the counter options, forward commodity contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $40,877,255, with the highest amount from any one counterparty being $7,032,624. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio (and Subsidiary) has entered into master netting agreements with substantially all of its derivative

60

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio (and Subsidiary) or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $31,751,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered Portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered Portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$2,368,392	$884,837	$237,792	$—
Net unrealized depreciation*	—	565,016	—	787,886	115,265
Receivable for open forward commodity contracts	—	—	—	—	547,013
Receivable for open forward foreign currency exchange contracts	—	—	9,021,236	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	47,957,829	155,053	54,542	19,305,289	—

Total Asset Derivatives	$47,957,829	$3,088,461	$9,960,615	$20,330,967	$662,278

Written options outstanding, at value	$—	$—	$(3,363,385)	$—	$—
Net unrealized depreciation*	—	—	—	(7,668,020)	(58,800)
Payable for open forward foreign currency exchange contracts	—	—	(23,015,199)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(16,588,777)	(1,221,574)	—	(9,075,769)	—

Total Liability Derivatives	$(16,588,777)	$(1,221,574)	$(26,378,584)	$(16,743,789)	$(58,800)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts in the Futures Contracts table and Centrally Cleared Swaps table above. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

61

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Consolidated Statement of Operations Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) — Investment transactions	$—	$(2,056,203)	$(5,997,622)	$—	$(2,980,680)
Futures contracts	—	(798,339)	—	62,603	(1,178,761)
Written options	—	—	8,650,146	—	—
Swap contracts	(36,099,366)	(44,606)	(6,372)	(18,950,288)	—
Forward commodity contracts	—	—	—	—	3,232,493

Foreign currency and forward foreign currency exchange contract transactions	—	—	(33,602,735)	—	—

Total	$(36,099,366)	$(2,899,148)	$(30,956,583)	$(18,887,685)	$(926,948)

Change in unrealized appreciation (depreciation) — Investments	$—	$1,839,634	$(6,550,077)	$(78,240)	$33,680
Futures contracts	—	295,109	—	(7,195,994)	1,953,177
Written options	—	—	(4,612,900)	—	—
Swap contracts	11,911,046	(1,066,521)	54,542	13,749,992	—
Forward commodity contracts	—	—	—	—	1,380,676

Foreign currency and forward foreign currency exchange contracts	—	—	(6,378,199)	—	—

Total	$11,911,046	$1,068,222	$(17,486,634)	$6,475,758	$3,367,533

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts, interest rate swaption contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $347,726,000, $17,289,000, $2,367,698,000, $24,000,000 and $2,119,181,000, respectively.

The average principal amount of purchased currency options contracts, average number of purchased index options contracts and average number of purchased commodity options contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $583,046,000, 119,092,000 contracts and 324 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

7  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

62

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$813,959,571	$—	$813,959,571
Collateralized Mortgage Obligations	—	27,257,126	—	27,257,126
Mortgage Pass-Throughs	—	4,783,798	—	4,783,798
U.S. Treasury Obligations	—	100,158,200	—	100,158,200
Common Stocks	3,641,271	10,759,229 *	—	14,400,500
Precious Metals	25,654,891	—	—	25,654,891
Currency Call Options Purchased	—	479,583	—	479,583
Currency Put Options Purchased	—	405,254	—	405,254
Interest Rates Swaptions Purchased	—	237,792	—	237,792
Call Options Purchased	—	2,368,392	—	2,368,392
Short-Term Investments —
Foreign Government Securities	—	382,492,581	—	382,492,581
U.S. Treasury Obligations	—	165,196,568	—	165,196,568
Repurchase Agreements	—	165,100,843	—	165,100,843
Other	—	133,491,123	—	133,491,123

Total Investments	$29,296,162	$1,806,690,060	$—	$1,835,986,222

Forward Commodity Contracts	$—	$547,013	$—	$547,013
Forward Foreign Currency Exchange Contracts	—	9,021,236	—	9,021,236
Swap Contracts	—	68,260,599	—	68,260,599
Futures Contracts	680,281	—	—	680,281

Total	$29,976,443	$1,884,518,908	$—	$1,914,495,351

Liability Description

Currency Put Options Written	$—	$(3,363,385)	$—	$(3,363,385)
Securities Sold Short	—	(165,058,268)	—	(165,058,268)
Forward Foreign Currency Exchange Contracts	—	(23,015,199)	—	(23,015,199)
Swap Contracts	—	(26,937,993)	—	(26,937,993)
Futures Contracts	(7,674,947)	—	—	(7,674,947)

Total	$(7,674,947)	$(218,374,845)	$—	$(226,049,792)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

63

Global Macro Absolute Return Advantage Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the three years in the period then ended and for the period from the start of business, August 31, 2010, to October 31, 2010. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and for the period from the start of business, August 31, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2013

64

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2010

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2010

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2010

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

65

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2010

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2010

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2010

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2010

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust and Vice President of the Portfolio	President of the Trust since 2013 and Vice President of the Portfolio since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Eric A. Stein 1980	President of the Portfolio	Since 2012	Vice President of EVM and BMR.

66

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust since 2007 and of the Portfolio since 2010; and Chief Legal Officer of the Trust since 2008 and of the Portfolio since 2010	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2010	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007 and of the Portfolio since 2010.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

67

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

68

Investment Adviser of Global Macro Absolute Return Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836-12/13	GMARADVSRC

Eaton Vance

Government Obligations
Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Government Obligations Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 34

Federal Tax Information	20

Management and Organization	35

Important Notices	38

Eaton Vance

Government Obligations Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Interest rates fell during the first six months of the fiscal year ended October 31, 2013, driven by highly accommodative monetary policies instituted by central banks around the world. In late 2012, the U.S. Federal Reserve (the Fed) augmented its soon-to-expire Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds, with outright purchases of $45 billion of Treasurys each month. This was in addition to the monthly purchase of approximately $40 billion of agency mortgage-backed securities (MBS) that it had begun in September 2012. These actions combined to put continuing downward pressure on long-term bond yields.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

The Fed subsequently tried to temper its comments and calm the markets, which moderated the outflows in most fixed-income asset classes. Bonds rallied in September 2013 after the Fed surprised the markets again by postponing the tapering of QE that many investors had thought was imminent. But as the mid-October deadline for Congress to increase the nation’s debt ceiling approached without an agreement, Treasury rates rose briefly, as investors worried that U.S. sovereign debt could go into default, and then settled back after legislators approved an extension.

In contrast with the interest-rate volatility experienced during the 12-months ended October 31, 2013, economic factors affecting U.S. credit markets were generally positive throughout the period: unemployment declined, corporate cash flows remained strong and the housing market appeared to have finally turned the corner toward recovery.

Against this backdrop, the Barclays U.S. Aggregate Bond Index2, a broad measure of the U.S. investment-grade bond market, declined 1.08% for the 12-month period as the adverse effect of rising bond yields more than offset an improving credit environment. Performance varied among various fixed-income sectors. And amid a modest economic recovery, relatively strong corporate cash flows and an accommodative Fed that seemed to encourage investors to take on more risk, lower credit quality bonds generally outperformed higher-quality issues. In general, longer-maturity issues, being more sensitive to rising interest rates and the fact that long-term rates rose more than short-term rates, performed worse than shorter-maturity issues. Within the government bond market, agency MBS lagged Treasurys, as yield spreads — the difference between yields on comparable average life issues in the two sectors — widened.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Government Obligations Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -1.71%. By comparison, the Fund’s benchmark, the Barclays U.S. Intermediate Government Bond Index (the Index) returned -0.27% for the period.

The Index consists entirely of Treasurys, which outperformed comparable-duration6 agency MBS over the period. The Fund continued to primarily invest in seasoned agency MBS during the period. Despite the Fed’s heavy involvement in the agency MBS market via the third round of QE, mortgage spreads widened over the period, as QE tapering fears offset favorable supply/demand technicals.

As Treasury yields fell in the first half of the year, mortgage rates followed suit, falling to all-time lows. With mortgage rates at record lows, the Fund experienced a modest uptick in prepayments of its seasoned agency MBS which hurt the Fund’s performance; however, prepayment rates still remained well below that of the generic agency MBS universe. The Fund’s seasoned MBS investments were typically comprised of mortgages originated from the early 1990s through 2003. As mortgage rates rose in the second half of the year, refinance activity slowed down significantly and the Fund’s prepayment rates ended the period below where they began.

During the period, the Fund benefited from a shorter duration relative to the Index in a rising rate environment. The Fund also benefited from its allocation to seasoned adjustable rate mortgages, which have minimal duration risk and outperformed Treasurys during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Government Obligations Fund

October 31, 2013

Performance2,3

Portfolio Manager Susan Schiff, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1984	08/24/1984	–1.71%	3.76%	3.70%
Class A with 4.75% Maximum Sales Charge	—	—	–6.40	2.77	3.20
Class B at NAV	11/01/1993	08/24/1984	–2.47	2.99	2.92
Class B with 5% Maximum Sales Charge	—	—	–7.20	2.64	2.92
Class C at NAV	11/01/1993	08/24/1984	–2.48	2.99	2.91
Class C with 1% Maximum Sales Charge	—	—	–3.42	2.99	2.91
Class I at NAV	04/03/2009	08/24/1984	–1.59	3.97	3.80
Class R at NAV	08/12/2005	08/24/1984	–1.99	3.47	3.42
Barclays U.S. Intermediate Government Bond Index	—	—	–0.27%	3.52%	3.90%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.10%	1.85%	1.85%	0.85%	1.35%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2003	$13,342	N.A.
Class C	$10,000	10/31/2003	$13,329	N.A.
Class I	$250,000	10/31/2003	$363,215	N.A.
Class R	$10,000	10/31/2003	$13,997	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Government Obligations Fund

October 31, 2013

Fund Profile5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Government Obligations Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Barclays U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Government Obligations Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$984.70	$5.70	1.14%
Class B	$1,000.00	$980.80	$9.44	1.89%
Class C	$1,000.00	$980.80	$9.44	1.89%
Class I	$1,000.00	$984.60	$4.45	0.89%
Class R	$1,000.00	$983.20	$6.95	1.39%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.80	1.14%
Class B	$1,000.00	$1,015.70	$9.60	1.89%
Class C	$1,000.00	$1,015.70	$9.60	1.89%
Class I	$1,000.00	$1,020.70	$4.53	0.89%
Class R	$1,000.00	$1,018.20	$7.07	1.39%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Government Obligations Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Government Obligations Portfolio, at value (identified cost, $712,146,748)	$733,147,660
Receivable for Fund shares sold	475,224
Miscellaneous receivable	4,114
Total assets	$733,626,998

Liabilities
Payable for Fund shares redeemed	$2,867,471
Distributions payable	540,162
Payable to affiliates:
Distribution and service fees	268,554
Trustees’ fees	42
Accrued expenses	187,596
Total liabilities	$3,863,825
Net Assets	$729,763,173

Sources of Net Assets
Paid-in capital	$807,378,110
Accumulated net realized loss from Portfolio	(102,162,456)
Accumulated undistributed net investment income	3,546,607
Net unrealized appreciation from Portfolio	21,000,912
Total	$729,763,173

Class A Shares
Net Assets	$455,676,479
Shares Outstanding	65,411,904
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.97
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$7.32

Class B Shares
Net Assets	$17,658,231
Shares Outstanding	2,534,549
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.97

Class C Shares
Net Assets	$169,901,451
Shares Outstanding	24,427,274
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.96

Class I Shares
Net Assets	$69,658,619
Shares Outstanding	10,005,347
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.96

Class R Shares
Net Assets	$16,868,393
Shares Outstanding	2,431,405
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.94

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest allocated from Portfolio	$25,272,159
Expenses allocated from Portfolio	(7,443,029)
Total investment income	$17,829,130

Expenses
Distribution and service fees
Class A	$1,477,440
Class B	237,613
Class C	2,421,941
Class R	100,978
Trustees’ fees and expenses	500
Custodian fee	37,967
Transfer and dividend disbursing agent fees	777,779
Legal and accounting services	37,655
Printing and postage	97,673
Registration fees	126,310
Miscellaneous	20,212
Total expenses	$5,336,068

Net investment income	$12,493,062

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$11,464,047
Financial futures contracts	386,374
Net realized gain	$11,850,421
Change in unrealized appreciation (depreciation) —
Investments	$(49,308,595)
Written swaptions	2,112,093
Financial futures contracts	260,237
Swap contracts	2,306,073
Net change in unrealized appreciation (depreciation)	$(44,630,192)

Net realized and unrealized loss	$(32,779,771)

Net decrease in net assets from operations	$(20,286,709)

8	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$12,493,062	$22,137,881
Net realized gain (loss) from investment transactions and financial futures contracts	11,850,421	(265,540)
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	(44,630,192)	4,414,567
Net increase (decrease) in net assets from operations	$(20,286,709)	$26,286,908
Distributions to shareholders —
From net investment income
Class A	$(23,623,966)	$(24,518,831)
Class B	(767,108)	(1,045,792)
Class C	(7,833,758)	(8,877,733)
Class I	(4,558,508)	(4,435,625)
Class R	(753,757)	(579,278)
Total distributions to shareholders	$(37,537,097)	$(39,457,259)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$129,550,110	$264,890,192
Class B	380,199	2,692,950
Class C	28,907,751	74,644,821
Class I	58,968,466	135,091,469
Class R	7,512,047	14,361,635
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	18,588,696	19,762,814
Class B	697,945	891,113
Class C	6,419,649	6,733,975
Class I	3,413,061	3,434,165
Class R	688,307	502,218
Cost of shares redeemed
Class A	(342,929,025)	(219,029,843)
Class B	(9,063,295)	(8,098,521)
Class C	(151,273,275)	(77,559,441)
Class I	(108,833,829)	(117,077,271)
Class R	(12,159,630)	(5,108,579)
Net asset value of shares exchanged
Class A	3,016,199	6,481,032
Class B	(3,016,199)	(6,481,032)
Net increase (decrease) in net assets from Fund share transactions	$(369,132,823)	$96,131,697

Net increase (decrease) in net assets	$(426,956,629)	$82,961,346

Net Assets
At beginning of year	$1,156,719,802	$1,073,758,456
At end of year	$729,763,173	$1,156,719,802

Accumulated undistributed net investment income included in net assets
At end of year	$3,546,607	$2,595,849

9	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$7.380	$7.470	$7.630	$7.540	$7.110

Income (Loss) From Operations
Net investment income(1)	$0.104	$0.161	$0.202	$0.233	$0.267
Net realized and unrealized gain (loss)	(0.228)	0.024	(0.068)	0.175	0.512

Total income (loss) from operations	$(0.124)	$0.185	$0.134	$0.408	$0.779

Less Distributions
From net investment income	$(0.286)	$(0.275)	$(0.282)	$(0.303)	$(0.330)
Tax return of capital	—	—	(0.012)	(0.015)	(0.019)

Total distributions	$(0.286)	$(0.275)	$(0.294)	$(0.318)	$(0.349)

Net asset value — End of year	$6.970	$7.380	$7.470	$7.630	$7.540

Total Return(2)	(1.71)%	2.52%	1.82%	5.54%	11.11%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$455,676	$682,140	$617,723	$668,799	$472,147
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.12%	1.10%	1.14%	1.15%	1.16%
Net investment income	1.45%	2.17%	2.70%	3.08%	3.57%
Portfolio Turnover of the Portfolio	8%	26%	19%	22%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$7.380	$7.470	$7.630	$7.540	$7.110

Income (Loss) From Operations
Net investment income(1)	$0.049	$0.106	$0.148	$0.180	$0.214
Net realized and unrealized gain (loss)	(0.229)	0.023	(0.070)	0.173	0.510

Total income (loss) from operations	$(0.180)	$0.129	$0.078	$0.353	$0.724

Less Distributions
From net investment income	$(0.230)	$(0.219)	$(0.228)	$(0.250)	$(0.278)
Tax return of capital	—	—	(0.010)	(0.013)	(0.016)

Total distributions	$(0.230)	$(0.219)	$(0.238)	$(0.263)	$(0.294)

Net asset value — End of year	$6.970	$7.380	$7.470	$7.630	$7.540

Total Return(2)	(2.47)%	1.75%	1.06%	4.76%	10.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,658	$30,042	$41,446	$87,803	$126,123
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.87%	1.85%	1.89%	1.90%	1.91%
Net investment income	0.69%	1.42%	1.97%	2.39%	2.87%
Portfolio Turnover of the Portfolio	8%	26%	19%	22%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$7.370	$7.450	$7.610	$7.530	$7.100

Income (Loss) From Operations
Net investment income(1)	$0.050	$0.105	$0.146	$0.176	$0.209
Net realized and unrealized gain (loss)	(0.230)	0.034	(0.069)	0.167	0.515

Total income (loss) from operations	$(0.180)	$0.139	$0.077	$0.343	$0.724

Less Distributions
From net investment income	$(0.230)	$(0.219)	$(0.227)	$(0.250)	$(0.278)
Tax return of capital	—	—	(0.010)	(0.013)	(0.016)

Total distributions	$(0.230)	$(0.219)	$(0.237)	$(0.263)	$(0.294)

Net asset value — End of year	$6.960	$7.370	$7.450	$7.610	$7.530

Total Return(2)	(2.48)%	1.89%	1.05%	4.63%	10.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$169,901	$300,063	$299,797	$356,084	$259,975
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.87%	1.85%	1.89%	1.90%	1.91%
Net investment income	0.70%	1.42%	1.96%	2.33%	2.80%
Portfolio Turnover of the Portfolio	8%	26%	19%	22%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,				Period Ended October 31, 2009(1)
	2013	2012	2011	2010
Net asset value — Beginning of period	$7.380	$7.460	$7.620	$7.540	$7.510

Income (Loss) From Operations
Net investment income(2)	$0.122	$0.179	$0.218	$0.242	$0.133
Net realized and unrealized gain (loss)	(0.237)	0.035	(0.066)	0.175	0.111

Total income (loss) from operations	$(0.115)	$0.214	$0.152	$0.417	$0.244

Less Distributions
From net investment income	$(0.305)	$(0.294)	$(0.299)	$(0.321)	$(0.202)
Tax return of capital	—	—	(0.013)	(0.016)	(0.012)

Total distributions	$(0.305)	$(0.294)	$(0.312)	$(0.337)	$(0.214)

Net asset value — End of period	$6.960	$7.380	$7.460	$7.620	$7.540

Total Return(3)	(1.59)%	2.92%	2.07%	5.67%	3.29	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,659	$122,456	$102,320	$49,617	$14,879
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.87%	0.85%	0.89%	0.90%	0.91	%(7)
Net investment income	1.70%	2.41%	2.91%	3.20%	3.06	%(7)
Portfolio Turnover of the Portfolio	8%	26%	19%	22%	28	%(8)

(1)	For the period from commencement of operations, April 3, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2013

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$7.350	$7.430	$7.600	$7.510	$7.090

Income (Loss) From Operations
Net investment income(1)	$0.086	$0.142	$0.183	$0.211	$0.239
Net realized and unrealized gain (loss)	(0.230)	0.033	(0.079)	0.177	0.510

Total income (loss) from operations	$(0.144)	$0.175	$0.104	$0.388	$0.749

Less Distributions
From net investment income	$(0.266)	$(0.255)	$(0.263)	$(0.284)	$(0.311)
Tax return of capital	—	—	(0.011)	(0.014)	(0.018)

Total distributions	$(0.266)	$(0.255)	$(0.274)	$(0.298)	$(0.329)

Net asset value — End of year	$6.940	$7.350	$7.430	$7.600	$7.510

Total Return(2)	(1.99)%	2.39%	1.42%	5.28%	10.70%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,868	$22,018	$12,474	$10,895	$5,065
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.37%	1.35%	1.39%	1.40%	1.41%
Net investment income	1.21%	1.92%	2.45%	2.80%	3.20%
Portfolio Turnover of the Portfolio	8%	26%	19%	22%	28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

14	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (86.4% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $64,121,146 and deferred capital losses of $36,732,904 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($17,522,954), October 31, 2015 ($6,336,492), October 31, 2016 ($1,612,295), October 31, 2018 ($18,778,422) and October 31, 2019 ($19,870,983). The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

15

Eaton Vance

Government Obligations Fund

October 31, 2013

Notes to Financial Statements — continued

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$37,537,097	$39,457,259

During the year ended October 31, 2013, accumulated net realized loss was increased by $2,387,200, accumulated undistributed net investment income was increased by $25,994,793 and paid-in capital was decreased by $23,607,593 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for paydown gain (loss), premium amortization and accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$4,086,769
Capital loss carryforward and deferred capital losses	$(100,854,050)
Net unrealized appreciation	$19,692,506
Other temporary differences	$(540,162)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, the timing of recognizing distributions to shareholders, futures contracts, premium amortization and accretion of market discount.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $35,187 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $75,312 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $1,477,440 for Class A shares. The Fund also has in effect distribution plans for

16

Eaton Vance

Government Obligations Fund

October 31, 2013

Notes to Financial Statements — continued

Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $178,210 and $1,816,456 for Class B and Class C shares, respectively. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2013, the Fund paid or accrued to EVD $50,489 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $59,403, $605,485 and $50,489 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $22,000, $62,000 and $68,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $44,083,780 and $455,884,696, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	17,895,823	35,644,803
Issued to shareholders electing to receive payments of distributions in Fund shares	2,593,216	2,659,831
Redemptions	(47,930,207)	(29,473,280)
Exchange from Class B shares	419,310	872,359

Net increase (decrease)	(27,021,858)	9,703,713

	Year Ended October 31,
Class B	2013	2012

Sales	52,559	361,862
Issued to shareholders electing to receive payments of distributions in Fund shares	97,344	119,921
Redemptions	(1,267,219)	(1,089,764)
Exchange to Class A shares	(419,364)	(872,632)

Net decrease	(1,536,680)	(1,480,613)

17

Eaton Vance

Government Obligations Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2013	2012

Sales	3,985,149	10,059,377
Issued to shareholders electing to receive payments of distributions in Fund shares	896,613	907,719
Redemptions	(21,186,771)	(10,457,606)

Net increase (decrease)	(16,305,009)	509,490

	Year Ended October 31,
Class I	2013	2012

Sales	8,154,921	18,173,255
Issued to shareholders electing to receive payments of distributions in Fund shares	475,909	462,290
Redemptions	(15,227,187)	(15,741,913)

Net increase (decrease)	(6,596,357)	2,893,632

	Year Ended October 31,
Class R	2013	2012

Sales	1,047,290	1,941,398
Issued to shareholders electing to receive payments of distributions in Fund shares	96,606	67,906
Redemptions	(1,708,685)	(690,872)

Net increase (decrease)	(564,789)	1,318,432

18

Eaton Vance

Government Obligations Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Obligations Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

19

Eaton Vance

Government Obligations Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Government Obligations Portfolio

October 31, 2013

Portfolio of Investments

Mortgage Pass-Throughs — 90.9%

Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:
2.901%, with maturity at 2035(1)	$8,102		$8,600,612
2.976%, with maturity at 2034(1)	1,943		2,070,249
4.50%, with maturity at 2035	6,100		6,457,561
5.00%, with various maturities to 2018	2,627		2,791,901
5.50%, with various maturities to 2032	4,567		4,830,633
6.00%, with various maturities to 2035	16,463		18,285,304
6.50%, with various maturities to 2036	42,448		47,676,836
6.87%, with maturity at 2024	122		140,489
7.00%, with various maturities to 2035	21,663		24,698,114
7.09%, with maturity at 2023	471		541,097
7.25%, with maturity at 2022	756		870,650
7.31%, with maturity at 2027	153		171,047
7.50%, with various maturities to 2035	21,341		25,007,462
7.63%, with maturity at 2019	202		218,716
7.75%, with maturity at 2018	14		15,636
7.78%, with maturity at 2022	94		109,027
7.85%, with maturity at 2020	158		174,102
8.00%, with various maturities to 2028	5,768		6,453,919
8.13%, with maturity at 2019	327		362,131
8.15%, with various maturities to 2021	183		210,103
8.25%, with maturity at 2017	31		34,415
8.50%, with various maturities to 2031	5,294		6,109,739
8.75%, with maturity at 2016	2		2,133
9.00%, with various maturities to 2027	3,475		3,802,509
9.25%, with maturity at 2017	27		28,751
9.50%, with various maturities to 2026	1,154		1,317,612
9.75%, with maturity at 2018	0	(2)	95
10.50%, with maturity at 2020	414		473,878
11.00%, with maturity at 2015	8		9,189

			$161,463,910

Federal National Mortgage Association:
2.204%, with various maturities to 2035(1)	$26,099		$27,240,522
2.206%, with various maturities to 2026(1)	2,168		2,234,522
2.258%, with maturity at 2022(1)	1,100		1,127,042
2.267%, with maturity at 2040(1)	1,510		1,585,843
2.273%, with maturity at 2035(1)	1,430		1,483,291
2.299%, with maturity at 2031(1)	2,192		2,247,891
2.456%, with maturity at 2037(1)	4,674		4,863,707
2.755%, with maturity at 2036(1)	1,336		1,378,443
3.169%, with maturity at 2036(1)	1,464		1,502,729
3.654%, with maturity at 2021(1)	1,073		1,108,641
3.661%, with maturity at 2034(1)	5,442		5,930,389
3.769%, with maturity at 2035(1)	6,079		6,623,728

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
3.793%, with maturity at 2036(1)	$421	$443,566
3.962%, with maturity at 2034(1)	5,150	5,611,893
4.039%, with maturity at 2036(1)	19,331	21,063,873
4.316%, with maturity at 2035(1)	6,157	6,743,796
4.742%, with maturity at 2034(1)	15,638	17,125,064
5.00%, with maturity at 2027	362	393,481
5.50%, with various maturities to 2030	8,252	8,729,975
6.00%, with various maturities to 2038	20,109	22,194,098
6.50%, with various maturities to 2038	143,695	160,800,800
6.555%, with maturity at 2025(3)	208	235,708
7.00%, with various maturities to 2036	80,143	91,238,828
7.25%, with maturity at 2023	5	5,259
7.50%, with various maturities to 2032	6,525	7,600,468
7.875%, with maturity at 2021	560	651,921
8.00%, with various maturities to 2032	27,880	33,188,228
8.018%, with maturity at 2030(3)	11	12,586
8.25%, with maturity at 2025	227	266,953
8.33%, with maturity at 2020	449	512,205
8.50%, with various maturities to 2032	5,001	5,885,463
8.516%, with maturity at 2021(3)	56	64,919
9.00%, with various maturities to 2030	633	742,595
9.498%, with maturity at 2020(3)	14	16,056
9.50%, with various maturities to 2030	1,314	1,520,900
9.606%, with maturity at 2021(3)	53	60,425
9.648%, with maturity at 2025(3)	19	21,852
9.75%, with maturity at 2019	11	12,612
9.866%, with maturity at 2021(3)	51	60,224
9.994%, with maturity at 2023(3)	36	42,604
10.032%, with maturity at 2025(3)	16	18,247
10.094%, with maturity at 2025(3)	6	7,055
10.10%, with maturity at 2021(3)	36	41,518
11.00%, with maturity at 2020	227	245,659
11.474%, with maturity at 2019(3)	12	12,712
11.653%, with maturity at 2021(3)	5	5,808
11.932%, with maturity at 2018(3)	12	12,262
12.719%, with maturity at 2015(3)	16	17,340

		$442,933,701

Government National Mortgage Association:
1.625%, with maturity at 2027(1)	$262	$270,224
2.00%, with maturity at 2026(1)	265	277,104
6.00%, with various maturities to 2033	40,025	44,837,811
6.10%, with maturity at 2033	9,426	10,828,117
6.50%, with various maturities to 2036	33,049	37,461,567
7.00%, with various maturities to 2034	44,381	51,880,892
7.25%, with maturity at 2022	14	14,466

21	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)
7.50%, with various maturities to 2025	$4,049	$4,678,972
8.00%, with various maturities to 2027	6,074	7,048,176
8.25%, with maturity at 2019	84	94,711
8.30%, with maturity at 2020	27	31,341
8.50%, with various maturities to 2018	767	840,681
9.00%, with various maturities to 2027	4,495	5,567,985
9.50%, with various maturities to 2026	2,779	3,391,812

		$167,223,859

Total Mortgage Pass-Throughs (identified cost $757,552,980)		$771,621,470

Collateralized Mortgage Obligations — 4.5%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$172	$196,586
Series 1822, Class Z, 6.90%, 3/15/26	877	986,184
Series 1829, Class ZB, 6.50%, 3/15/26	365	404,307
Series 1896, Class Z, 6.00%, 9/15/26	466	511,395
Series 2075, Class PH, 6.50%, 8/15/28	213	237,841
Series 2091, Class ZC, 6.00%, 11/15/28	781	862,597
Series 2102, Class Z, 6.00%, 12/15/28	197	217,869
Series 2115, Class K, 6.00%, 1/15/29	1,454	1,616,981
Series 2142, Class Z, 6.50%, 4/15/29	463	514,561
Series 2245, Class A, 8.00%, 8/15/27	6,453	7,569,964

		$13,118,285

Federal National Mortgage Association:
Series G-8, Class E, 9.00%, 4/25/21	$201	$229,513
Series G92-44, Class ZQ, 8.00%, 7/25/22	160	173,618
Series G93-36, Class ZQ, 6.50%, 12/25/23	8,174	9,159,804
Series 1993-16, Class Z, 7.50%, 2/25/23	272	309,719
Series 1993-39, Class Z, 7.50%, 4/25/23	732	834,619
Series 1993-45, Class Z, 7.00%, 4/25/23	911	1,034,073
Series 1993-149, Class M, 7.00%, 8/25/23	302	341,858
Series 1993-178, Class PK, 6.50%, 9/25/23	635	718,441
Series 1993-250, Class Z, 7.00%, 12/25/23	101	104,362
Series 1994-40, Class Z, 6.50%, 3/25/24	634	716,182
Series 1994-42, Class K, 6.50%, 4/25/24	2,913	3,285,055
Series 1994-82, Class Z, 8.00%, 5/25/24	1,120	1,284,648
Series 1997-81, Class PD, 6.35%, 12/18/27	400	448,608
Series 2000-49, Class A, 8.00%, 3/18/27	635	747,967
Series 2001-81, Class HE, 6.50%, 1/25/32	1,457	1,632,618

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2002-1, Class G, 7.00%, 7/25/23	$379	$425,249
Series 2005-37, Class SU, 28.519%, 3/25/35(4)	2,429	3,595,676

		$25,042,010

Government National Mortgage Association:
Series 1998-19, Class ZB, 6.50%, 7/20/28	$403	$458,684

		$458,684

Total Collateralized Mortgage Obligations (identified cost $35,774,876)		$38,618,979

U.S. Government Agency Obligations — 1.7%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank:
5.77%, 1/5/27	$5,000	$6,061,310

		$6,061,310

Federal Home Loan Bank:
4.75%, 3/10/23	$4,500	$5,092,717
5.75%, 6/12/26	2,720	3,272,968

		$8,365,685

Total U.S. Government Agency Obligations (identified cost $13,105,350)		$14,426,995

U.S. Treasury Obligations — 1.0%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bond, 7.125%, 2/15/23(5)	$6,000	$8,378,670

Total U.S. Treasury Obligations (identified cost $6,176,018)		$8,378,670

Short-Term Investments — 1.0%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(6)	$8,332	$8,331,876

Total Short-Term Investments (identified cost $8,331,876)		$8,331,876

Total Investments — 99.1% (identified cost $820,941,100)		$841,377,990

22	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2013

Portfolio of Investments — continued

Interest Rate Swaptions Written — (0.0)%(7)

Description	Counterparty	Expiration Date	Notional Amount	Value

Option for Portfolio to pay 3-Month USD-LIBOR-BBA Rate and receive 3.574%	Citibank NA	1/9/14	$(200,000,000)	$(99,800)

Total Interest Rate Swaptions Written (premium received $2,530,000)				$(99,800)

Other Assets, Less Liabilities — 0.9%				$7,440,862

Net Assets — 100.0%				$848,719,052

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2013.

(2)	Principal amount is less than $500.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2013.

(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2013.

(5)	Security (or a portion thereof) has been pledged to cover margin requirements on open derivative contracts.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

(7)	Rounds to less than (0.05)%.

23	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $812,609,224)	$833,046,114
Affiliated investment, at value (identified cost, $8,331,876)	8,331,876
Restricted cash*	4,115,470
Interest receivable	4,067,119
Interest receivable from affiliated investment	554
Receivable for investments sold	275,359
Receivable for open swap contracts	4,347,460
Total assets	$854,183,952

Liabilities
Written swaptions outstanding, at value (premiums received, $2,530,000)	$99,800
Cash collateral due to broker	3,800,000
Payable for variation margin on open financial futures contracts	15,628
Payable for open swap contracts	889,760
Payable to affiliates:
Investment adviser fee	522,478
Trustees’ fees	3,469
Accrued expenses	133,765
Total liabilities	$5,464,900
Net Assets applicable to investors’ interest in Portfolio	$848,719,052

Sources of Net Assets
Investors’ capital	$822,099,731
Net unrealized appreciation	26,619,321
Total	$848,719,052

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

24	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest	$28,620,237
Interest allocated from affiliated investment	32,997
Expenses allocated from affiliated investment	(3,640)
Total investment income	$28,649,594

Expenses
Investment adviser fee	$7,860,637
Trustees’ fees and expenses	44,825
Custodian fee	305,553
Legal and accounting services	109,310
Miscellaneous	35,095
Total expenses	$8,355,420
Deduct —
Reduction of custodian fee	$14
Total expense reductions	$14

Net expenses	$8,355,406

Net investment income	$20,294,188

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$11,069,675
Investment transactions allocated from affiliated investment	1,608
Financial futures contracts	441,050
Net realized gain	$11,512,333
Change in unrealized appreciation (depreciation) —
Investments	$(53,955,100)
Written swaptions	2,430,200
Financial futures contracts	300,391
Swap contracts	2,580,060
Net change in unrealized appreciation (depreciation)	$(48,644,449)

Net realized and unrealized loss	$(37,132,116)

Net decrease in net assets from operations	$(16,837,928)

25	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$20,294,188	$30,674,085
Net realized gain (loss) from investment transactions and financial futures contracts	11,512,333	(193,428)
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	(48,644,449)	4,797,096
Net increase (decrease) in net assets from operations	$(16,837,928)	$35,277,753
Capital transactions —
Contributions	$80,991,483	$306,019,504
Withdrawals	(486,444,237)	(189,795,922)
Net increase (decrease) in net assets from capital transactions	$(405,452,754)	$116,223,582

Net increase (decrease) in net assets	$(422,290,682)	$151,501,335

Net Assets
At beginning of year	$1,271,009,734	$1,119,508,399
At end of year	$848,719,052	$1,271,009,734

26	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.75%	0.74%	0.75%	0.76%	0.77%
Net investment income	1.83%	2.50%	3.08%	3.48%	3.97%
Portfolio Turnover	8%	26%	19%	22%	28%

Total Return	(1.35)%	2.89%	2.21%	5.95%	11.54%

Net assets, end of year (000’s omitted)	$848,719	$1,271,010	$1,119,508	$1,199,203	$957,281

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high current return. The Portfolio invests primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Government Obligations Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Short Duration Government Income Fund (formerly, Eaton Vance Low Duration Government Income Fund) and Eaton Vance Multi-Strategy All Market Fund held an interest of 86.4%, 6.0%, 6.8% and 0.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps and options on swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker-dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

28

Government Obligations Portfolio

October 31, 2013

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

J  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $7,860,637 or 0.71% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

29

Government Obligations Portfolio

October 31, 2013

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $88,618,322 and $383,316,767, respectively, for the year ended October 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$830,891,781

Gross unrealized appreciation	$14,393,527
Gross unrealized depreciation	(3,907,318)

Net unrealized appreciation	$10,486,209

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written swaptions at October 31, 2013 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation

12/13	100 U.S. 10-Year Treasury Note	Long	$12,441,407	$12,735,938	$294,531

					$294,531

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank AG	$20,000	Pays	3-month USD-LIBOR-BBA	2.61%	June 1, 2017/ June 1, 2022	$(889,760)
Deutsche Bank AG	20,000	Receives	3-month USD-LIBOR-BBA	2.82	June 1, 2017/ June 1, 2047	4,347,460

						$3,457,700

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

30

Government Obligations Portfolio

October 31, 2013

Notes to Financial Statements — continued

Written swaptions activity for the year ended October 31, 2013 was as follows:

	Notional Amount	Premiums Received

Outstanding, beginning of year	$—	$—
Swaptions written	200,000,000	2,530,000

Outstanding, end of year	$200,000,000	$2,530,000

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures, interest rate swaps and swaptions to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts and over-the-counter written swaptions that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $989,560. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $315,470 at October 31, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written swaptions as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $4,347,460, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $4,347,460. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $890,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred. Collateral pledged for the benefit of the Portfolio is held in a segregated account by the Portfolio’s custodian. The portion of such collateral representing cash of $3,800,000 is reflected as restricted cash with a corresponding liability on the Statement of Assets and Liabilities. The carrying amount of the liability at October 31, 2013 approximated its fair value. If measured at fair value, the liability for cash collateral due to broker would have been considered as Level 2 in the fair value hierarchy (see Note 7) at October 31, 2013.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Written swaptions	$—		$(99,800	)(1)
Futures contracts	294,531	(2)	—
Swap contracts	4,347,460	(3)	(889,760	)(4)

Total	$4,641,991		$(989,560)

(1)	Statement of Assets and Liabilities location: Written swaptions outstanding, at value.

(2)

Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(3)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

(4)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

31

Government Obligations Portfolio

October 31, 2013

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written swaptions	$—	$2,430,200
Futures contracts	$441,050	$300,391
Swap contracts	$—	$2,580,060

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written swaptions, Financial futures contracts and Swap contracts, respectively.

The average notional amounts of futures contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $45,385,000 and $40,000,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Government Obligations Portfolio

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$771,621,470	$—	$771,621,470
Collateralized Mortgage Obligations	—	38,618,979	—	38,618,979
U.S. Government Agency Obligations	—	14,426,995	—	14,426,995
U.S. Treasury Obligations	—	8,378,670	—	8,378,670
Short-Term Investments	—	8,331,876	—	8,331,876

Total Investments	$—	$841,377,990	$—	$841,377,990

Futures Contracts	$294,531	$—	$—	$294,531
Swap Contracts	—	4,347,460	—	4,347,460

Total	$294,531	$845,725,450	$—	$846,019,981

Liability Description

Interest Rate Swaptions Written	$—	$(99,800)	$—	$(99,800)
Swap Contracts	—	(889,760)	—	(889,760)

Total	$—	$(989,560)	$—	$(989,560)

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

33

Government Obligations Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Government Obligations Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

34

Eaton Vance

Government Obligations Fund

October 31, 2013

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm)
(1972-1981).

Directorships in the Last Five Years.(1) None.

35

Eaton Vance

Government Obligations Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Payson F. Swaffield(2) 1956	President of the Trust and Vice President of the Portfolio	President of the Trust since 2013 and Vice President of the Portfolio since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Susan Schiff 1961	President of the Portfolio	Since 2012	Vice President of EVM and BMR.

36

Eaton Vance

Government Obligations Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Government Obligations Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Government Obligations Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140-12/13	GOSRC

Eaton Vance

High Income

Opportunities Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

High Income Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 40

Federal Tax Information	19

Management and Organization	41

Important Notices	44

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Interest rates fell during the first six months of the fiscal year ended October 31, 2013, driven by highly accommodative monetary policies instituted by central banks around the world. In late 2012, the U.S. Federal Reserve (the Fed) augmented its soon-to-expire Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds, with outright purchases of $45 billion of Treasurys each month. This was in addition to the monthly purchase of approximately $40 billion of agency mortgage-backed securities that it had begun in September 2012. These actions combined to put continuing downward pressure on long-term bond yields.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

The Fed subsequently tried to temper its comments and calm the markets, which moderated the outflows in most fixed-income asset classes. Bonds rallied in September 2013 after the Fed surprised the markets again by postponing the tapering of QE that many investors had thought was imminent. But as the mid-October deadline for Congress to increase the nation’s debt ceiling approached without an agreement, Treasury rates rose briefly, as investors worried that U.S. sovereign debt could go into default, and then settled back after legislators approved an extension.

In contrast with the interest-rate volatility experienced during the 12-months ended October 31, 2013, economic factors affecting U.S. credit markets were generally positive throughout the period: unemployment declined, corporate cash flows remained strong and the housing market appeared to have finally turned the corner toward recovery.

Against this backdrop, the Barclays U.S. Aggregate Bond Index2, a broad measure of the U.S. investment-grade bond market, declined 1.08% for the 12-month period as the adverse effect of rising bond yields more than offset an improving credit environment. Performance varied among various fixed-income sectors. In general, longer-maturity issues, being more sensitive to rising interest rates and the fact that long-term rates rose more than short-term rates, performed worse than shorter-maturity issues. And amid a modest economic recovery, relatively strong corporate cash flows and an accommodative Fed that seemed to encourage investors to take on more risk, lower credit quality bonds generally outperformed higher-quality issues.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance High Income Opportunities Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 10.04%. By comparison, the Fund’s primary benchmark, the BofA Merrill Lynch U.S. High Yield Index (the Index), gained 8.83% during the period.

Credit selection was the main driver of the Fund’s relative performance versus the Index, with security selection in the telecommunications, gaming, health care and energy sectors benefiting performance relative to the Index. The Fund’s overweight position in the services sector, as well as credit selection in that group, also helped bolster results versus the Index, as this segment outperformed the overall market. In contrast, credit selection in the building materials sector was a drag on relative performance versus the Index, as the Fund’s holdings in this sector trailed those in the Index. The Fund’s underweight position in the banks and thrifts segment, as well as the food and drug retail group, also detracted from performance versus the Index, as each sector outperformed the Index.

Strong performance from the Fund’s equity and convertible holdings also contributed to outperformance versus the Index.

Investors’ ongoing appetite for risk and yield helped bonds rated6 CCC outperform those rated BB and B. The Fund benefited in relative terms versus the Index from overweighting holdings rated CCC, as well as credit selection in this credit tier. Additionally, credit selection among holdings rated B bolstered relative performance versus the Index.

Credit selection among bonds with durations7 in the two- to five-year range and in the five- to 10-year range bolstered the Fund’s returns relative to the Index. However, an overweight position in securities with durations between zero to two-years was a drag on performance versus the Index, as these holdings underperformed their longer-term counterparts. Credit selection in the zero- to two-year range also negatively impacted the Fund’s relative performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Performance2,3

Portfolio Manager Michael W. Weilheimer, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/11/2004	08/19/1986	10.04%	16.52%	7.81%
Class A with 4.75% Maximum Sales Charge	—	—	4.90	15.36	7.29
Class B at NAV	08/19/1986	08/19/1986	9.22	15.74	7.11
Class B with 5% Maximum Sales Charge	—	—	4.22	15.51	7.11
Class C at NAV	06/08/1994	08/19/1986	9.23	15.69	7.07
Class C with 1% Maximum Sales Charge	—	—	8.23	15.69	7.07
Class I at NAV	10/01/2009	08/19/1986	10.29	16.80	7.94
BofA Merrill Lynch U.S. High Yield Index	—	—	8.83%	18.02%	8.74%
BofA Merrill Lynch U.S. High Yield Constrained Index	—	—	8.82	18.10	8.75

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.94%	1.69%	1.69%	0.69%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated indices.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2003	$19,885	N.A.
Class C	$10,000	10/31/2003	$19,808	N.A.
Class I	$250,000	10/31/2003	$536,976	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Fund Profile5

Credit Quality (% of bond holdings)6

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class A is linked to Class B and the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,022.70	$4.64	0.91%
Class B	$1,000.00	$1,018.90	$8.45	1.66%
Class C	$1,000.00	$1,018.80	$8.45	1.66%
Class I	$1,000.00	$1,026.20	$3.37	0.66%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.63	0.91%
Class B	$1,000.00	$1,016.80	$8.44	1.66%
Class C	$1,000.00	$1,016.80	$8.44	1.66%
Class I	$1,000.00	$1,021.90	$3.36	0.66%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in High Income Opportunities Portfolio, at value (identified cost, $455,398,425)	$475,508,613
Receivable for Fund shares sold	374,198
Total assets	$475,882,811

Liabilities
Payable for Fund shares redeemed	$1,994,376
Distributions payable	676,626
Payable to affiliates:
Distribution and service fees	171,876
Trustees’ fees	42
Accrued expenses	107,291
Total liabilities	$2,950,211
Net Assets	$472,932,600

Sources of Net Assets
Paid-in capital	$544,747,228
Accumulated net realized loss from Portfolio	(93,298,578)
Accumulated undistributed net investment income	1,373,762
Net unrealized appreciation from Portfolio	20,110,188
Total	$472,932,600

Class A Shares
Net Assets	$249,641,947
Shares Outstanding	53,745,454
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.64
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$4.87

Class B Shares
Net Assets	$21,999,308
Shares Outstanding	4,728,969
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.65

Class C Shares
Net Assets	$118,991,135
Shares Outstanding	25,618,521
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.64

Class I Shares
Net Assets	$82,300,210
Shares Outstanding	17,695,324
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.65

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest and other income allocated from Portfolio	$32,248,970
Dividends allocated from Portfolio (net of foreign taxes, $31,468)	630,264
Expenses allocated from Portfolio	(2,588,778)
Total investment income from Portfolio	$30,290,456

Expenses
Distribution and service fees
Class A	$638,311
Class B	271,500
Class C	1,234,873
Trustees’ fees and expenses	500
Custodian fee	37,951
Transfer and dividend disbursing agent fees	350,078
Legal and accounting services	27,049
Printing and postage	56,546
Registration fees	84,224
Miscellaneous	15,118
Total expenses	$2,716,150

Net investment income	$27,574,306

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$16,745,995
Swap contracts	(209,520)
Net realized gain	$16,536,475
Change in unrealized appreciation (depreciation) —
Investments	$577,584
Swap contracts	181,178
Net change in unrealized appreciation (depreciation)	$758,762

Net realized and unrealized gain	$17,295,237

Net increase in net assets from operations	$44,869,543

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$27,574,306	$31,270,820
Net realized gain from investment transactions and swap contracts	16,536,475	72,070
Net change in unrealized appreciation (depreciation) from investments and swap contracts	758,762	25,265,967
Net increase in net assets from operations	$44,869,543	$56,608,857
Distributions to shareholders —
From net investment income
Class A	$(16,099,510)	$(17,518,977)
Class B	(1,513,644)	(2,274,715)
Class C	(6,873,153)	(7,719,945)
Class I	(4,549,530)	(5,338,766)
Total distributions to shareholders	$(29,035,837)	$(32,852,403)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$26,973,033	$39,619,688
Class B	568,097	1,751,750
Class C	14,702,395	15,947,416
Class I	41,528,683	16,339,257
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,169,685	13,314,776
Class B	1,248,425	1,780,478
Class C	5,041,787	5,297,845
Class I	1,256,220	1,064,608
Cost of shares redeemed
Class A	(65,435,527)	(50,986,784)
Class B	(6,255,935)	(6,751,065)
Class C	(29,073,243)	(23,983,977)
Class I	(34,542,241)	(23,144,333)
Net asset value of shares exchanged
Class A	5,654,312	8,242,374
Class B	(5,654,312)	(8,242,374)
Net decrease in net assets from Fund share transactions	$(30,818,621)	$(9,750,341)

Net increase (decrease) in net assets	$(14,984,915)	$14,006,113

Net Assets
At beginning of year	$487,917,515	$473,911,402
At end of year	$472,932,600	$487,917,515

Accumulated undistributed net investment income included in net assets
At end of year	$1,373,762	$668,147

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$4.490	$4.280	$4.370	$4.020	$3.310

Income (Loss) From Operations
Net investment income(1)	$0.275	$0.293	$0.320	$0.346	$0.365
Net realized and unrealized gain (loss)	0.164	0.224	(0.074)	0.385	0.763

Total income from operations	$0.439	$0.517	$0.246	$0.731	$1.128

Less Distributions
From net investment income	$(0.289)	$(0.307)	$(0.336)	$(0.381)	$(0.418)

Total distributions	$(0.289)	$(0.307)	$(0.336)	$(0.381)	$(0.418)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$4.640	$4.490	$4.280	$4.370	$4.020

Total Return(4)	10.04%	12.53%	5.73%	19.05%	37.83%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$249,642	$260,871	$238,331	$264,259	$238,485
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.92%	0.94%	0.99%	1.04%	1.27%
Net investment income	6.00%	6.72%	7.32%	8.30%	10.93%
Portfolio Turnover of the Portfolio	62%	76%	78%	79%	72%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$4.500	$4.280	$4.380	$4.030	$3.300

Income (Loss) From Operations
Net investment income(1)	$0.242	$0.262	$0.289	$0.316	$0.345
Net realized and unrealized gain (loss)	0.163	0.233	(0.085)	0.385	0.773

Total income from operations	$0.405	$0.495	$0.204	$0.701	$1.118

Less Distributions
From net investment income	$(0.255)	$(0.275)	$(0.304)	$(0.351)	$(0.388)

Total distributions	$(0.255)	$(0.275)	$(0.304)	$(0.351)	$(0.388)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$4.650	$4.500	$4.280	$4.380	$4.030

Total Return(4)	9.22%	11.94%	4.71%	18.17%	37.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,999	$31,171	$40,913	$57,156	$72,245
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.67%	1.69%	1.74%	1.79%	2.02%
Net investment income	5.28%	6.01%	6.58%	7.58%	10.56%
Portfolio Turnover of the Portfolio	62%	76%	78%	79%	72%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$4.490	$4.280	$4.370	$4.020	$3.300

Income (Loss) From Operations
Net investment income(1)	$0.241	$0.261	$0.287	$0.315	$0.341
Net realized and unrealized gain (loss)	0.164	0.224	(0.073)	0.386	0.767

Total income from operations	$0.405	$0.485	$0.214	$0.701	$1.108

Less Distributions
From net investment income	$(0.255)	$(0.275)	$(0.304)	$(0.351)	$(0.388)

Total distributions	$(0.255)	$(0.275)	$(0.304)	$(0.351)	$(0.388)

Redemption fees(1)(2)	$—	$—	$0.000 (3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$4.640	$4.490	$4.280	$4.370	$4.020

Total Return(4)	9.23%	11.70%	4.96%	18.21%	36.97%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$118,991	$124,390	$121,128	$125,403	$115,927
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.67%	1.69%	1.74%	1.79%	2.02%
Net investment income	5.25%	5.97%	6.56%	7.55%	10.26%
Portfolio Turnover of the Portfolio	62%	76%	78%	79%	72%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,				Period Ended October 31, 2009(1)
	2013	2012	2011	2010
Net asset value — Beginning of period	$4.500	$4.280	$4.380	$4.020	$3.980

Income (Loss) From Operations
Net investment income(2)	$0.286	$0.304	$0.331	$0.353	$0.019
Net realized and unrealized gain (loss)	0.164	0.234	(0.083)	0.398	0.057

Total income from operations	$0.450	$0.538	$0.248	$0.751	$0.076

Less Distributions
From net investment income	$(0.300)	$(0.318)	$(0.348)	$(0.391)	$(0.036)

Total distributions	$(0.300)	$(0.318)	$(0.348)	$(0.391)	$(0.036)

Redemption fees(2)(3)	$—	$—	$0.000 (4)	$0.000 (4)	$—

Net asset value — End of period	$4.650	$4.500	$4.280	$4.380	$4.020

Total Return(5)	10.29%	13.06%	5.76%	19.60%	1.92	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,300	$71,485	$73,540	$58,856	$1,099
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	0.66%	0.69%	0.74%	0.79%	1.02	%(9)
Net investment income	6.23%	6.98%	7.55%	8.43%	11.17	%(9)
Portfolio Turnover of the Portfolio	62%	76%	78%	79%	72	%(10)

(1)	For the period from the start of business, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	For the Portfolio’s fiscal year ended October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (47.2% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $73,554,407 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($13,115,735), October 31, 2017 ($42,283,452) and October 31, 2019 ($18,155,220). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $19,698,317 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

14

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Notes to Financial Statements — continued

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$29,035,837	$32,852,403

During the year ended October 31, 2013, accumulated undistributed net investment income was increased by $2,167,146, accumulated net realized loss was increased by $2,158,427 and paid-in capital was decreased by $8,719 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, accretion of market discount, swap contracts and investment in partnerships. These reclassifications had no effect on the net assets or net assets value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,115,441
Capital loss carryforward	$(73,554,407)
Net unrealized depreciation	$(699,036)
Other temporary differences	$(676,626)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to accretion of market discount, wash sales, investments in partnerships, partnership allocations, premium amortization, defaulted bond interest, the timing of recognizing distributions to shareholders and swap contracts.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $22,290 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $39,484 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $638,311 for Class A shares. The Fund also has in effect distribution plans for

15

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Notes to Financial Statements — continued

Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $203,625 and $926,155 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $67,875 and $308,718 for Class B and Class C shares, respectively.

Distribution and services fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $100, $44,000 and $4,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $32,701,412 and $95,076,129, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	5,885,684	9,082,559
Issued to shareholders electing to receive payments of distributions in Fund shares	2,872,290	3,046,077
Redemptions	(14,303,127)	(11,675,224)
Exchange from Class B shares	1,233,109	1,888,923

Net increase (decrease)	(4,312,044)	2,342,335

	Year Ended October 31,
Class B	2013	2012

Sales	123,394	406,148
Issued to shareholders electing to receive payments of distributions in Fund shares	271,837	407,510
Redemptions	(1,361,314)	(1,550,820)
Exchange to Class A shares	(1,230,772)	(1,885,762)

Net decrease	(2,196,855)	(2,622,924)

16

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2013	2012

Sales	3,197,693	3,665,647
Issued to shareholders electing to receive payments of distributions in Fund shares	1,099,484	1,212,546
Redemptions	(6,360,438)	(5,510,279)

Net decrease	(2,063,261)	(632,086)

	Year Ended October 31,
Class I	2013	2012

Sales	9,064,785	3,766,084
Issued to shareholders electing to receive payments of distributions in Fund shares	273,493	242,897
Redemptions	(7,534,143)	(5,293,124)

Net increase (decrease)	1,804,135	(1,284,143)

At October 31, 2013, pooled income funds (established and maintained by a public charity) managed by EVM owned 12% of the value of the outstanding shares of the Fund.

17

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (“the Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Opportunities Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2013

18

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $633,839, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 10.02% qualifies for the corporate dividends received deduction.

19

High Income Opportunities Portfolio

October 31, 2013

Portfolio of Investments

Corporate Bonds & Notes — 83.4%

Security	Principal Amount (000’s omitted)	Value

Aerospace — 0.5%
Alliant Techsystems, Inc., 5.25%, 10/1/21(1)(2)	$1,415	$1,427,381
GenCorp, Inc., 7.125%, 3/15/21(1)	1,525	1,639,375
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	80	87,100
TransDigm, Inc., 7.75%, 12/15/18	2,230	2,408,400

		$5,562,256

Automotive & Auto Parts — 2.0%
American Axle & Manufacturing, Inc., 9.25%, 1/15/17(1)	$1,717	$1,828,605
Chrysler Group, LLC, 8.25%, 6/15/21	2,625	2,982,656
Ford Motor Credit Co., LLC, 12.00%, 5/15/15	1,305	1,528,224
General Motors Financial Co., Inc., 3.25%, 5/15/18(1)	340	339,575
General Motors Financial Co., Inc., 4.25%, 5/15/23(1)	1,135	1,092,438
General Motors Financial Co., Inc., 4.75%, 8/15/17(1)	320	340,000
General Motors Financial Co., Inc., 6.75%, 6/1/18	1,375	1,564,063
Navistar International Corp., 8.25%, 11/1/21	3,285	3,371,231
Pittsburgh Glass Works, LLC, 8.00%, 11/15/18(1)(2)	3,295	3,369,137
Schaeffler Finance BV, 4.75%, 5/15/21(1)	1,265	1,268,163
Schaeffler Finance Holding BV, 6.875%, 8/15/18(1)(3)	2,130	2,279,100

		$19,963,192

Banks & Thrifts — 1.4%
Ally Financial, Inc., 0.00%, 6/15/15	$1,710	$1,618,087
Ally Financial, Inc., 2.46%, 12/1/14(4)	720	724,422
Ally Financial, Inc., 3.50%, 7/18/16	3,610	3,709,275
Ally Financial, Inc., 5.50%, 2/15/17	1,200	1,302,000
Ally Financial, Inc., 6.25%, 12/1/17	4,075	4,528,344
Ally Financial, Inc., 8.00%, 11/1/31	1,900	2,275,250

		$14,157,378

Broadcasting — 1.3%
AMC Networks, Inc., 4.75%, 12/15/22	$1,030	$1,001,675
AMC Networks, Inc., 7.75%, 7/15/21	1,100	1,243,000
Clear Channel Communications, Inc., 11.25%, 3/1/21	2,355	2,540,456
Crown Media Holdings, Inc., 10.50%, 7/15/19	945	1,067,850
LBI Media, Inc., 10.00%, 4/15/19(1)	1,860	1,850,700
LBI Media, Inc., 13.50%, 4/15/20(1)(3)	473	225,787
Sirius XM Radio, Inc., 5.875%, 10/1/20(1)	2,280	2,365,500
Starz, LLC/Starz Finance Corp., 5.00%, 9/15/19	1,475	1,497,125
Univision Communications, Inc., 5.125%, 5/15/23(1)	1,470	1,462,650

		$13,254,743

Security	Principal Amount (000’s omitted)	Value

Building Materials — 1.7%
Builders FirstSource, Inc., 7.625%, 6/1/21(1)	$2,110	$2,199,675
HD Supply, Inc., 7.50%, 7/15/20(1)	995	1,052,213
HD Supply, Inc., 8.125%, 4/15/19	815	915,001
HD Supply, Inc., 11.50%, 7/15/20	1,010	1,220,837
Interface, Inc., 7.625%, 12/1/18	1,138	1,243,265
Interline Brands, Inc., 10.00%, 11/15/18(3)	3,115	3,426,500
Nortek, Inc., 8.50%, 4/15/21	1,655	1,822,569
Nortek, Inc., 10.00%, 12/1/18	1,815	2,010,112
Rexel SA, 5.25%, 6/15/20(1)	2,700	2,767,500
USG Corp., 5.875%, 11/1/21(1)	560	571,900

		$17,229,572

Cable / Satellite TV — 2.6%
Cablevision Systems Corp., 7.75%, 4/15/18	$790	$900,600
CCO Holdings, LLC, 6.75%, 11/15/21	5,020	5,496,900
CCO Holdings, LLC/CCO Capital Corp., 5.25%, 9/30/22	2,165	2,045,925
CCO Holdings, LLC/CCO Capital Corp., 5.75%, 1/15/24	2,010	1,909,500
CCO Holdings, LLC/CCO Capital Corp., 8.125%, 4/30/20	125	137,500
DISH DBS Corp., 5.875%, 7/15/22	3,500	3,600,625
DISH DBS Corp., 6.75%, 6/1/21	5,985	6,508,687
Lynx II Corp., 6.375%, 4/15/23(1)	1,050	1,081,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23(1)	2,370	2,352,225
UPCB Finance V, Ltd., 7.25%, 11/15/21(1)	170	187,425
UPCB Finance VI, Ltd., 6.875%, 1/15/22(1)	1,875	2,029,688

		$26,250,575

Capital Goods — 1.2%
Accudyne Industries Borrower/Accudyne Industries, LLC, 7.75%, 12/15/20(1)	$2,070	$2,178,675
Amsted Industries, Inc., 8.125%, 3/15/18(1)	2,890	3,074,237
BC Mountain, LLC/BC Mountain Finance, Inc., 7.00%, 2/1/21(1)	1,920	1,953,600
Belden, Inc., 5.50%, 9/1/22(1)	440	442,200
CNH Capital, LLC, 6.25%, 11/1/16	1,910	2,105,775
Harbinger Group, Inc., 7.875%, 7/15/19(1)	1,025	1,094,188
Manitowoc Co., Inc. (The), 5.875%, 10/15/22	820	832,300
Milacron, LLC/Mcron Finance Corp., 7.75%, 2/15/21(1)	520	546,000

		$12,226,975

Chemicals — 1.7%
Celanese US Holdings, LLC, 5.875%, 6/15/21	$960	$1,032,000
Celanese US Holdings, LLC, 6.625%, 10/15/18	805	872,419
Chemtura Corp., 5.75%, 7/15/21	725	737,688
Ineos Finance PLC, 8.375%, 2/15/19(1)	3,690	4,128,187

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Chemicals (continued)
Kraton Polymers, LLC, 6.75%, 3/1/19	$905	$947,988
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	2,825	2,916,812
Tronox Finance, LLC, 6.375%, 8/15/20	3,735	3,828,375
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375%, 5/1/21(1)	2,825	3,015,687

		$17,479,156

Consumer Products — 1.0%
Alphabet Holding Co., Inc., 7.75%, 11/1/17(3)	$2,810	$2,910,106
Libbey Glass, Inc., 6.875%, 5/15/20	689	744,120
Spectrum Brands Escrow Corp., 6.375%, 11/15/20(1)	1,110	1,182,150
Spectrum Brands Escrow Corp., 6.625%, 11/15/22(1)	1,610	1,722,700
Sun Products Corp. (The), 7.75%, 3/15/21(1)	2,075	1,877,875
Tempur Sealy International, Inc., 6.875%, 12/15/20	1,230	1,319,175

		$9,756,126

Containers — 2.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.00%, 11/15/20(1)	$2,945	$2,945,000
BOE Merger Corp., 9.50%, 11/1/17(1)(3)	1,940	2,056,400
BWAY Holding Co., 10.00%, 6/15/18	550	602,250
Crown Americas, LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23(1)	830	782,275
Reynolds Group Holdings, Inc., 6.875%, 2/15/21	3,905	4,256,450
Reynolds Group Holdings, Inc., 7.125%, 4/15/19	2,290	2,456,025
Reynolds Group Holdings, Inc., 7.875%, 8/15/19	1,145	1,270,950
Reynolds Group Holdings, Inc., 9.875%, 8/15/19	2,980	3,311,525
Sealed Air Corp., 8.375%, 9/15/21(1)	3,955	4,548,250

		$22,229,125

Diversified Financial Services — 2.9%
Alliance Data Systems Corp., 6.375%, 4/1/20(1)	$1,155	$1,209,863
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16(1)	1,855	1,933,587
CIT Group, Inc., 5.00%, 8/15/22	455	462,699
CIT Group, Inc., 5.25%, 3/15/18	605	657,181
CIT Group, Inc., 5.375%, 5/15/20	230	247,538
CIT Group, Inc., 5.50%, 2/15/19(1)	1,020	1,109,250
E*TRADE Financial Corp., 6.00%, 11/15/17	295	314,175
E*TRADE Financial Corp., 6.375%, 11/15/19	1,005	1,080,375
International Lease Finance Corp., 6.25%, 5/15/19	975	1,067,625
International Lease Finance Corp., 8.25%, 12/15/20	1,565	1,852,569
International Lease Finance Corp., 8.625%, 1/15/22	1,815	2,205,225
International Lease Finance Corp., 8.75%, 3/15/17	1,230	1,451,400
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., 5.625%, 3/15/20(1)	3,320	3,461,100

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services (continued)
SLM Corp., 5.50%, 1/15/19	$4,845	$5,036,915
SLM Corp., 7.25%, 1/25/22	415	446,125
SLM Corp., 8.00%, 3/25/20	6,065	6,952,006

		$29,487,633

Diversified Media — 1.3%
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/22	$1,095	$1,144,275
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	2,125	2,241,875
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/20	445	472,813
National CineMedia, LLC, 6.00%, 4/15/22	1,215	1,269,675
Nielsen Co. Luxembourg S.a.r.l. (The), 5.50%, 10/1/21(1)	1,135	1,169,050
Southern Graphics, Inc., 8.375%, 10/15/20(1)	1,845	1,918,800
WMG Acquisition Corp., 6.00%, 1/15/21(1)	1,026	1,082,430
WMG Acquisition Corp., 11.50%, 10/1/18	3,710	4,308,237

		$13,607,155

Energy — 13.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	$1,150	$1,259,250
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 5/20/22	4,260	4,622,100
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	1,260	1,354,500
Antero Resources Finance Corp., 5.375%, 11/1/21(1)(2)	2,680	2,725,225
Antero Resources Finance Corp., 6.00%, 12/1/20	425	450,500
Atlas Energy Holdings Operating Co., LLC, 7.75%, 1/15/21(1)	545	517,750
Atlas Pipeline Partners, LP, 4.75%, 11/15/21(1)	815	770,175
Atwood Oceanics, Inc., 6.50%, 2/1/20	1,205	1,295,375
Berry Petroleum Co., 6.375%, 9/15/22	3,480	3,601,800
Bonanza Creek Energy, Inc., 6.75%, 4/15/21	1,965	2,092,725
Bristow Group, Inc., 6.25%, 10/15/22	1,775	1,870,406
Calfrac Holdings, LP, 7.50%, 12/1/20(1)	825	839,438
Chesapeake Energy Corp., 5.75%, 3/15/23	995	1,059,675
Chesapeake Energy Corp., 6.125%, 2/15/21	2,910	3,193,725
Chesapeake Oilfield Operating, LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	1,025	1,078,813
Concho Resources, Inc., 5.50%, 4/1/23	4,210	4,388,925
Concho Resources, Inc., 6.50%, 1/15/22	1,340	1,470,650
Concho Resources, Inc., 7.00%, 1/15/21	1,585	1,775,200
Continental Resources, Inc., 4.50%, 4/15/23	1,005	1,018,819
Continental Resources, Inc., 5.00%, 9/15/22	4,270	4,467,487
Continental Resources, Inc., 7.125%, 4/1/21	670	753,750

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
CrownRock, LP/CrownRock Finance, Inc., 7.125%, 4/15/21(1)	$2,030	$2,050,300
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	2,775	2,795,812
Denbury Resources, Inc., 8.25%, 2/15/20	1,639	1,811,095
Energy Transfer Equity, L.P., 7.50%, 10/15/20	2,940	3,410,400
EP Energy, LLC/EP Energy Finance, Inc., 9.375%, 5/1/20	2,880	3,340,800
EP Energy, LLC/Everest Acquisition Finance, Inc., 6.875%, 5/1/19	3,950	4,266,000
EP Energy, LLC/Everest Acquisition Finance, Inc., 7.75%, 9/1/22	795	898,350
EPL Oil & Gas, Inc., 8.25%, 2/15/18	1,690	1,820,975
Harvest Operations Corp., 6.875%, 10/1/17	800	863,000
Holly Energy Partners, LP/Holly Energy Finance Corp., 6.50%, 3/1/20	575	605,188
Kinder Morgan, Inc., 5.00%, 2/15/21(1)(2)	2,340	2,345,548
Kinder Morgan, Inc., 5.625%, 11/15/23(1)(2)	1,340	1,340,000
Kodiak Oil & Gas Corp., 5.50%, 1/15/21(1)	410	422,300
Kodiak Oil & Gas Corp., 8.125%, 12/1/19	3,420	3,813,300
Laredo Petroleum, Inc., 7.375%, 5/1/22	2,030	2,207,625
MEG Energy Corp., 6.375%, 1/30/23(1)	2,190	2,214,637
Murphy Oil USA, Inc., 6.00%, 8/15/23(1)	3,995	4,074,900
Oasis Petroleum, Inc., 6.50%, 11/1/21	890	967,875
Oasis Petroleum, Inc., 6.875%, 3/15/22(1)	4,050	4,394,250
Oasis Petroleum, Inc., 6.875%, 1/15/23	2,920	3,182,800
Oil States International, Inc., 6.50%, 6/1/19	1,665	1,781,550
PBF Holding Co., LLC/PBF Finance Corp., 8.25%, 2/15/20	1,700	1,785,000
Plains Exploration & Production Co., 6.875%, 2/15/23	4,150	4,616,875
Precision Drilling Corp., 6.50%, 12/15/21	2,210	2,364,700
Precision Drilling Corp., 6.625%, 11/15/20	1,000	1,070,000
QEP Resources, Inc., 5.25%, 5/1/23	1,685	1,630,237
Range Resources Corp., 6.75%, 8/1/20	1,580	1,726,150
Rosetta Resources, Inc., 5.625%, 5/1/21	1,740	1,766,100
Rosetta Resources, Inc., 9.50%, 4/15/18	1,015	1,101,275
Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21(1)	3,625	3,679,375
Sabine Pass Liquefaction, LLC, 5.625%, 4/15/23(1)	2,035	2,004,475
Sabine Pass LNG, LP, 6.50%, 11/1/20	2,260	2,373,000
Samson Investment Company, 10.25%, 2/15/20(1)	2,885	3,130,225
SandRidge Energy, Inc., 7.50%, 3/15/21	1,495	1,592,175
SandRidge Energy, Inc., 8.125%, 10/15/22	405	433,350
SESI, LLC, 6.375%, 5/1/19	3,445	3,668,925
Seven Generations Energy, Ltd., 8.25%, 5/15/20(1)	2,280	2,451,000
SM Energy Co., 6.50%, 1/1/23	1,685	1,811,375
Tesoro Corp., 5.375%, 10/1/22	2,255	2,243,725

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
WPX Energy, Inc., 5.25%, 1/15/17	$715	$766,838
WPX Energy, Inc., 6.00%, 1/15/22	3,160	3,333,800

		$132,761,593

Entertainment / Film — 0.3%
Cinemark USA, Inc., 7.375%, 6/15/21	$695	$764,500
Regal Cinemas Corp., 8.625%, 7/15/19	545	591,325
Regal Entertainment Group, 9.125%, 8/15/18	1,272	1,405,560

		$2,761,385

Environmental — 0.4%
ADS Waste Holdings, Inc., 8.25%, 10/1/20(1)	$1,145	$1,207,975
Clean Harbors, Inc., 5.125%, 6/1/21	1,180	1,202,125
Covanta Holding Corp., 6.375%, 10/1/22	1,970	2,045,049

		$4,455,149

Food / Beverage / Tobacco — 1.4%
ASG Consolidated, LLC/ASG Finance, Inc., 10.75%, 5/15/16(1)	$980	$1,019,200
ASG Consolidated, LLC/ASG Finance, Inc., 15.00%, 5/15/17(1)(3)	2,492	2,344,940
B&G Foods, Inc., 4.625%, 6/1/21	710	694,912
Constellation Brands, Inc., 4.25%, 5/1/23	3,055	2,936,619
Constellation Brands, Inc., 6.00%, 5/1/22	565	618,675
Michael Foods Group, Inc., 9.75%, 7/15/18	2,695	2,954,394
Michael Foods Holding, Inc., 8.50%, 7/15/18(1)(3)	1,555	1,640,525
Pinnacle Operating Corp., 9.00%, 11/15/20(1)	1,210	1,267,475
Post Holdings, Inc., 7.375%, 2/15/22(1)	490	524,912

		$14,001,652

Gaming — 4.8%
Boyd Gaming Corp. Step Coupon HoldCo Note, 0.00% to 11/20/13, 11/20/18(3)(5)(6)(7)	$2,377	$2,477,447
Buffalo Thunder Development Authority, 9.375%, 12/15/14(1)(8)	5,755	2,186,900
Caesars Entertainment Operating Co., Inc., 5.625%, 6/1/15	5,615	5,165,800
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	3,695	3,424,803
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20	1,670	1,573,975
GLP Capital, LP/GLP Financing II, Inc., 4.375%, 11/1/18(1)	300	306,750
GLP Capital, LP/GLP Financing II, Inc., 4.875%, 11/1/20(1)	3,475	3,509,750
GLP Capital, LP/GLP Financing II, Inc., 5.375%, 11/1/23(1)	1,945	1,969,312

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Gaming (continued)
Inn of the Mountain Gods Resort & Casino, 9.25%, 11/30/20(1)	$421	$402,055
MGM Resorts International, 5.875%, 2/27/14	1,440	1,461,600
MGM Resorts International, 6.625%, 12/15/21	1,420	1,519,400
MGM Resorts International, 7.75%, 3/15/22	3,900	4,436,250
Mohegan Tribal Gaming Authority, 11.00%, 9/15/18(1)(3)	1,570	1,576,869
Mohegan Tribal Gaming Authority, 11.50%, 11/1/17(1)	1,620	1,822,500
New Cotai, LLC/New Cotai Capital Corp., 10.625%, 5/1/19(1)(3)	1,750	1,685,827
Penn National Gaming, Inc., 5.875%, 11/1/21(1)	1,345	1,351,725
Station Casinos, LLC, 7.50%, 3/1/21	2,530	2,726,075
Studio City Finance, Ltd., 8.50%, 12/1/20(1)	5,335	5,921,850
SugarHouse HSP Gaming Property, LP/SugarHouse HSP Gaming Finance Corp., 6.375%, 6/1/21(1)	520	500,500
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15(1)	3,605	3,298,575
Waterford Gaming, LLC, 8.625%, 9/15/14(1)(5)	2,552	1,198,970

		$48,516,933

Health Care — 9.8%
Accellent, Inc., 8.375%, 2/1/17	$3,345	$3,524,794
Air Medical Group Holdings, Inc., 9.25%, 11/1/18	1,521	1,650,285
Alere, Inc., 6.50%, 6/15/20	1,020	1,055,700
Alere, Inc., 8.625%, 10/1/18	1,300	1,418,625
Amsurg Corp., 5.625%, 11/30/20	735	742,350
Biomet, Inc., 6.50%, 8/1/20	4,205	4,488,837
Capsugel SA, 7.00%, 5/15/19(1)(2)(3)	785	785,000
Community Health Systems, Inc., 5.125%, 8/15/18	1,325	1,381,313
Community Health Systems, Inc., 7.125%, 7/15/20	2,685	2,829,319
ConvaTec Finance International SA, 8.25%, 1/15/19(1)(3)	4,920	5,086,050
ConvaTec Healthcare E SA, 10.50%, 12/15/18(1)	3,420	3,890,250
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	4,380	4,516,875
Emergency Medical Services Corp., 8.125%, 6/1/19	1,300	1,418,690
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19	915	981,338
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	540	578,475
Endo Pharmaceuticals Holdings, Inc., 7.25%, 1/15/22	185	197,950
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)	1,510	1,623,250
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)	1,260	1,341,900
HCA Holdings, Inc., 6.25%, 2/15/21	1,030	1,084,075
HCA, Inc., 6.50%, 2/15/20	560	624,400
HCA, Inc., 7.50%, 2/15/22	1,530	1,723,163
Healthcare Technology Intermediate, Inc., 7.375%, 9/1/18(1)(3)	2,130	2,212,537
Hologic, Inc., 6.25%, 8/1/20	5,415	5,780,512
IMS Health, Inc., 6.00%, 11/1/20(1)	1,710	1,782,675

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)
INC Research, LLC, 11.50%, 7/15/19(1)	$1,145	$1,253,775
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	3,630	4,095,094
MPH Intermediate Holding Co. 2, 8.375%, 8/1/18(1)(3)	5,140	5,358,450
MultiPlan, Inc., 9.875%, 9/1/18(1)	2,800	3,108,000
Pharmaceutical Product Development, Inc., 9.50%, 12/1/19(1)	4,700	5,299,250
Physio-Control International, Inc., 9.875%, 1/15/19(1)	1,435	1,607,200
Polymer Group, Inc., 7.75%, 2/1/19	1,870	2,005,575
ResCare, Inc., 10.75%, 1/15/19	2,925	3,283,312
STHI Holding Corp., 8.00%, 3/15/18(1)	1,395	1,510,088
Teleflex, Inc., 6.875%, 6/1/19	545	572,250
Tenet Healthcare Corp., 6.00%, 10/1/20(1)	1,615	1,710,891
Tenet Healthcare Corp., 8.125%, 4/1/22(1)	3,785	4,154,037
United Surgical Partners International, Inc., 9.00%, 4/1/20	1,775	1,996,875
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	5,175	5,550,187
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	2,060	2,296,900
VWR Funding, Inc., 7.25%, 9/15/17	1,545	1,653,150
Warner Chilcott Co., LLC, 7.75%, 9/15/18	2,225	2,436,375

		$98,609,772

Homebuilders / Real Estate — 0.5%
Brookfield Residential Properties, Inc., 6.50%, 12/15/20(1)	$1,750	$1,811,250
CB Richard Ellis Service, Inc., 6.625%, 10/15/20	2,625	2,841,563

		$4,652,813

Hotels — 0.7%
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21(1)	$5,260	$5,414,512
Playa Resorts Holding B.V., 8.00%, 8/15/20(1)	1,065	1,132,894
RHP Hotel Properties, LP/RHP Finance Corp., 5.00%, 4/15/21(1)	425	413,313

		$6,960,719

Insurance — 0.5%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC, 7.875%, 12/15/20(1)	$1,460	$1,518,400
Onex USI Acquisition Corp., 7.75%, 1/15/21(1)	3,370	3,454,250

		$4,972,650

Leisure — 1.1%
MISA Investments, Ltd., 8.625%, 8/15/18(1)(3)	$1,600	$1,660,000
NCL Corp., Ltd., 5.00%, 2/15/18(1)	905	917,444

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Leisure (continued)
Royal Caribbean Cruises, 7.25%, 6/15/16	$535	$605,887
Royal Caribbean Cruises, 7.25%, 3/15/18	1,355	1,558,250
Royal Caribbean Cruises, 11.875%, 7/15/15	575	675,625
Seven Seas Cruises, S. DE R.L., 9.125%, 5/15/19	3,180	3,509,925
Viking Cruises, Ltd., 8.50%, 10/15/22(1)	1,800	2,025,000

		$10,952,131

Metals / Mining — 2.1%
Eldorado Gold Corp., 6.125%, 12/15/20(1)	$3,720	$3,720,000
IAMGOLD Corp., 6.75%, 10/1/20(1)	2,210	1,983,475
Inmet Mining Corp., 7.50%, 6/1/21(1)	1,510	1,608,150
Inmet Mining Corp., 8.75%, 6/1/20(1)	1,010	1,121,100
New Gold, Inc., 6.25%, 11/15/22(1)	1,535	1,519,650
New Gold, Inc., 7.00%, 4/15/20(1)	905	940,069
Novelis, Inc., 8.375%, 12/15/17	1,025	1,099,313
Novelis, Inc., 8.75%, 12/15/20	2,645	2,955,787
Quadra FNX Mining, Ltd., 7.75%, 6/15/19(1)	3,720	3,896,700
SunCoke Energy Partners, LP/SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20(1)	525	548,625
SunCoke Energy, Inc., 7.625%, 8/1/19	1,315	1,416,912

		$20,809,781

Paper — 0.3%
Boise Paper Holdings, LLC/Boise Co-Issuer Co., 8.00%, 4/1/20	$545	$620,210
Domtar Corp., 10.75%, 6/1/17	2,300	2,879,678

		$3,499,888

Publishing / Printing — 0.4%
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 9.75%, 4/1/21(1)	$3,405	$3,694,425

		$3,694,425

Railroad — 0.1%
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	$1,045	$1,039,775

		$1,039,775

Restaurants — 0.6%
NPC International, Inc., 10.50%, 1/15/20	$5,030	$5,822,225

		$5,822,225

Services — 5.9%
ADT Corp. (The), 6.25%, 10/15/21(1)	$3,165	$3,362,812
Algeco Scotsman Global Finance PLC, 10.75%, 10/15/19(1)	1,810	1,886,925

Security	Principal Amount (000’s omitted)	Value

Services (continued)
Aramark Corp., 5.75%, 3/15/20(1)	$1,000	$1,052,500
Audatex North America, Inc., 6.00%, 6/15/21(1)(2)	1,610	1,670,375
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 8.25%, 1/15/19	520	569,400
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 9.75%, 3/15/20	2,550	2,996,250
Carlson Wagonlit BV, 6.875%, 6/15/19(1)	3,655	3,801,200
Education Management, LLC/Education Management Finance Corp., 15.00% to 3/30/14, 7/1/18(6)	1,415	1,541,927
FTI Consulting, Inc., 6.00%, 11/15/22	1,230	1,260,750
Hertz Corp. (The), 6.25%, 10/15/22	1,130	1,189,325
Hertz Corp. (The), 7.50%, 10/15/18	20	21,800
Iron Mountain, Inc., 6.00%, 8/15/23	2,695	2,755,637
Laureate Education, Inc., 9.25%, 9/1/19(1)	15,780	17,436,900
RSC Equipment Rental, Inc./RSC Holdings III, LLC, 8.25%, 2/1/21	200	227,500
RSC Equipment Rental, Inc./RSC Holdings III, LLC, 10.25%, 11/15/19	1,330	1,511,213
ServiceMaster Co., 8.00%, 2/15/20	495	509,850
TMS International Corp., 7.625%, 10/15/21(1)	1,560	1,638,000
TransUnion Holding Co., Inc., 8.125%, 6/15/18(3)	2,335	2,501,369
TransUnion Holding Co., Inc., 9.625%, 6/15/18(3)	3,710	4,034,625
TransUnion LLC/TransUnion Financing Corp., 11.375%, 6/15/18	3,775	4,209,125
United Rentals North America, Inc., 7.375%, 5/15/20	4,060	4,547,200
United Rentals North America, Inc., 7.625%, 4/15/22	625	703,125
United Rentals North America, Inc., 8.375%, 9/15/20	505	566,863

		$59,994,671

Steel — 0.2%
AK Steel Corp., 8.75%, 12/1/18	$1,030	$1,138,150
ArcelorMittal, 6.75%, 2/25/22	670	731,975
JMC Steel Group, Inc., 8.25%, 3/15/18(1)	495	493,144

		$2,363,269

Super Retail — 6.3%
Burlington Holdings, LLC/Burlington Holding Finance, Inc., 9.00%, 2/15/18(1)(3)	$1,548	$1,596,375
Claire’s Stores, Inc., 6.125%, 3/15/20(1)	2,450	2,480,625
Claire’s Stores, Inc., 9.00%, 3/15/19(1)	2,950	3,311,375
Dufry Finance SCA, 5.50%, 10/15/20(1)	1,770	1,799,278
Express, LLC/Express Finance Corp., 8.75%, 3/1/18	2,765	2,948,181
Hot Topic, Inc., 9.25%, 6/15/21(1)	3,820	4,020,550
L Brands, Inc., 6.625%, 4/1/21	5,170	5,712,850
L Brands, Inc., 8.50%, 6/15/19	3,620	4,375,675
Michaels FinCo Holdings, LLC/Michaels FinCo, Inc., 7.50%, 8/1/18(1)(3)	5,635	5,846,312

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Super Retail (continued)
Michaels Stores, Inc., 7.75%, 11/1/18	$1,130	$1,224,638
Michaels Stores, Inc., 11.375%, 11/1/16	765	786,045
Neiman Marcus Group, Ltd., Inc., 8.00%, 10/15/21(1)	1,645	1,692,294
Neiman Marcus Group, Ltd., Inc., 8.75%, 10/15/21(1)(3)	2,085	2,152,762
New Academy Finance Co., LLC/New Academy Finance Corp., 8.00%, 6/15/18(1)(3)	3,490	3,585,975
Pantry, Inc. (The), 8.375%, 8/1/20	1,615	1,724,013
Party City Holdings, Inc., 8.875%, 8/1/20(1)	2,705	2,968,737
Petco Animal Supplies, Inc., 9.25%, 12/1/18(1)	3,945	4,265,531
Petco Holdings, Inc., 8.50%, 10/15/17(1)(3)	4,590	4,704,750
Radio Systems Corp., 8.375%, 11/1/19(1)	1,365	1,511,738
rue21, Inc., 9.00%, 10/15/21(1)	4,425	3,186,000
Sally Holdings, LLC/Sally Capital, Inc., 5.75%, 6/1/22	3,975	4,143,937

		$64,037,641

Technology — 4.5%
Activision Blizzard, Inc., 6.125%, 9/15/23(1)	$1,070	$1,120,825
Alcatel-Lucent USA, Inc., 8.875%, 1/1/20(1)	4,100	4,453,625
Avaya, Inc., 9.00%, 4/1/19(1)	1,540	1,555,400
Avaya, Inc., 10.50%, 3/1/21(1)	3,810	3,333,750
BMC Software Finance, Inc., 8.125%, 7/15/21(1)	2,835	3,012,187
CommScope Holding Co., Inc., 6.625%, 6/1/20(1)(3)	1,565	1,608,037
CommScope, Inc., 8.25%, 1/15/19(1)	962	1,060,605
Denali Borrower, LLC/Denali Finance Corp., 5.625%, 10/15/20(1)	1,745	1,731,912
First Data Corp., 7.375%, 6/15/19(1)	2,930	3,168,062
First Data Corp., 10.625%, 6/15/21(1)	1,925	2,076,594
First Data Corp., 11.25%, 1/15/21(1)	2,705	2,985,644
Freescale Semiconductor, Inc., 6.00%, 1/15/22(1)(2)	1,685	1,708,169
Infor US, Inc., 9.375%, 4/1/19	2,720	3,087,200
Lender Processing Services, Inc., 5.75%, 4/15/23	935	979,413
Nuance Communications, Inc., 5.375%, 8/15/20(1)	2,600	2,593,500
NXP BV/NXP Funding, LLC, 5.75%, 2/15/21(1)	805	843,238
Seagate HDD Cayman, 7.00%, 11/1/21	3,435	3,812,850
SSI Investments II, Ltd./SSI Co-Issuer, LLC, 11.125%, 6/1/18	5,265	5,791,500

		$44,922,511

Telecommunications — 7.8%
Crown Castle International Corp., 5.25%, 1/15/23	$1,495	$1,487,525
Digicel Group, Ltd., 10.50%, 4/15/18(1)	1,210	1,312,850
Digicel, Ltd., 6.00%, 4/15/21(1)	2,680	2,606,300
Digicel, Ltd., 8.25%, 9/1/17(1)	3,255	3,406,357
Equinix, Inc., 7.00%, 7/15/21	1,335	1,463,494
Frontier Communications Corp., 7.625%, 4/15/24	1,535	1,627,100
Hughes Satellite Systems Corp., 6.50%, 6/15/19	3,430	3,695,825

Security	Principal Amount (000’s omitted)	Value

Telecommunications (continued)
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	$2,210	$2,408,900
Intelsat Luxembourg SA, 7.75%, 6/1/21(1)	4,615	4,886,131
Intelsat Luxembourg SA, 8.125%, 6/1/23(1)	3,520	3,735,600
iPCS, Inc., 3.515%, 5/1/14(3)(4)	1,010	1,010,000
MetroPCS Wireless, Inc., 6.25%, 4/1/21(1)	895	939,750
MetroPCS Wireless, Inc., 6.625%, 4/1/23(1)	1,530	1,606,500
NII International Telecom SCA, 7.875%, 8/15/19(1)	2,030	1,776,250
SBA Communications Corp., 5.625%, 10/1/19	920	949,900
SBA Telecommunications, Inc., 5.75%, 7/15/20	1,915	2,001,175
SBA Telecommunications, Inc., 8.25%, 8/15/19	497	541,109
Softbank Corp., 4.50%, 4/15/20(1)	5,075	5,025,519
Sprint Capital Corp., 8.75%, 3/15/32	1,255	1,364,813
Sprint Corp., 7.25%, 9/15/21(1)	4,435	4,795,344
Sprint Corp., 7.875%, 9/15/23(1)	10,330	11,233,875
Sprint Nextel Corp., 6.00%, 11/15/22	2,030	2,009,700
Sprint Nextel Corp., 7.00%, 8/15/20	780	840,450
Sprint Nextel Corp., 9.00%, 11/15/18(1)	4,995	6,068,925
Sprint Nextel Corp., 9.125%, 3/1/17	1,140	1,350,900
T-Mobile USA, Inc., 6.633%, 4/28/21	1,580	1,676,775
T-Mobile USA, Inc., 6.731%, 4/28/22	1,055	1,118,300
T-Mobile USA, Inc., 6.836%, 4/28/23	525	557,156
Wind Acquisition Holdings Finance SA, 12.25%, 7/15/17(1)(3)	2,249	2,218,847
Windstream Corp., 7.75%, 10/1/21(1)	2,105	2,257,613
Windstream Corp., 7.75%, 10/1/21	2,445	2,622,262

		$78,595,245

Textiles / Apparel — 0.7%
Levi Strauss & Co., 6.875%, 5/1/22	$1,185	$1,291,650
Phillips-Van Heusen Corp., 7.75%, 11/15/23(5)	3,385	4,078,157
Quiksilver, Inc./QS Wholesale, Inc., 7.875%, 8/1/18(1)	370	397,750
Quiksilver, Inc./QS Wholesale, Inc., 10.00%, 8/1/20(1)	305	334,738
SIWF Merger Sub, Inc., 6.25%, 6/1/21(1)	585	589,387

		$6,691,682

Transportation Ex Air / Rail — 0.4%
CEVA Group PLC, 8.375%, 12/1/17(1)	$2,215	$2,303,600
CEVA Group PLC, 11.625%, 10/1/16(1)	1,750	1,855,000

		$4,158,600

Utilities — 1.6%
Calpine Corp., 7.50%, 2/15/21(1)	$6,183	$6,708,555
Edison Mission Energy, 7.50%, 6/15/13(9)	3,255	2,376,150
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc., 6.875%, 8/15/17(1)	745	765,487
NRG Energy, Inc., 7.875%, 5/15/21	2,090	2,319,900

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Utilities (continued)
NRG Energy, Inc., 8.25%, 9/1/20	$3,315	$3,712,800

		$15,882,892

Total Corporate Bonds & Notes (identified cost $801,679,134)		$841,361,288

Senior Floating-Rate Interests — 5.7%(10)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace — 0.2%
Sequa Corporation, Term Loan, 5.25%, Maturing 12/19/17	$1,787	$1,804,086

		$1,804,086

Chemicals — 0.4%
Ineos US Finance LLC, Term Loan, 4.00%, Maturing 5/4/18	$3,052	$3,065,645
Tronox Pigments (Netherlands) B.V., Term Loan, 4.50%, Maturing 3/19/20	1,197	1,208,521

		$4,274,166

Consumer Products — 0.5%
Pacific Industrial Services US Finco LLC, Term Loan -Second Lien, 8.75%, Maturing 4/2/19	$2,600	$2,640,625
Sun Products Corporation (The), Term Loan, 5.50%, Maturing 3/23/20	3,085	2,979,112

		$5,619,737

Diversified Financial Services — 0.2%
Nuveen Investments, Inc., Term Loan - Second Lien, 6.50%, Maturing 2/28/19	$2,000	$1,969,584

		$1,969,584

Diversified Media — 0.2%
WMG Acquisition Corp., Term Loan, 3.75%, Maturing 7/1/20	$1,850	$1,851,445

		$1,851,445

Energy — 0.3%
EP Energy LLC, Term Loan, 3.50%, Maturing 5/24/18	$1,333	$1,336,785
Rice Energy B, LLC, Term Loan - Second Lien, 8.50%, Maturing 10/25/18	1,297	1,317,814

		$2,654,599

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food / Beverage / Tobacco — 0.1%
New HB Acquisition, LLC, Term Loan, 6.75%, Maturing 4/9/20	$800	$824,000

		$824,000

Health Care — 0.1%
Rural/Metro Corporation, Term Loan, 5.75%, Maturing 6/29/18	$1,697	$1,613,644

		$1,613,644

Hotels — 0.2%
Hilton Worldwide Finance, LLC, Term Loan, Maturing 10/26/20(11)	$2,600	$2,618,039

		$2,618,039

Metals / Mining — 0.4%
FMG Resources (August 2006) Pty Ltd, Term Loan, 5.25%, Maturing 10/18/17	$3,761	$3,775,855

		$3,775,855

Publishing / Printing — 0.2%
McGraw-Hill Global Education Holdings, LLC, Term Loan, 9.00%, Maturing 3/22/19	$1,891	$1,925,357

		$1,925,357

Services — 0.9%
AlixPartners, LLP, Term Loan - Second Lien, 9.00%, Maturing 7/12/21	$2,800	$2,860,667
Education Management LLC, Term Loan, 4.25%, Maturing 6/1/16	5,849	5,626,835
Education Management LLC, Term Loan, 8.25%, Maturing 3/29/18	496	495,906

		$8,983,408

Super Retail — 0.7%
Hudson’s Bay Company, Term Loan, Maturing 11/4/20(11)	$2,000	$2,029,000
Hudson’s Bay Company, Term Loan - Second Lien, Maturing 11/4/21(11)	2,500	2,558,333
rue21, Inc., Term Loan, 5.63%, Maturing 10/7/20	2,800	2,425,500

		$7,012,833

Telecommunications — 0.9%
Asurion LLC, Term Loan, 3.50%, Maturing 7/8/20	$1,397	$1,368,570
Asurion LLC, Term Loan, 4.50%, Maturing 5/24/19	2,481	2,483,381
Lonestar Intermediate Super Holdings, LLC, Term Loan, 11.00%, Maturing 9/2/19	5,000	5,220,835

		$9,072,786

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Transportation Ex Air / Rail — 0.2%
CEVA Group PLC, Term Loan, 5.21%, Maturing 8/31/16	$523	$509,522
CEVA Group PLC, Term Loan, 5.24%, Maturing 8/31/16	1,170	1,140,369
CEVA Group PLC, Term Loan, 5.25%, Maturing 8/31/16	590	568,895

		$2,218,786

Utilities — 0.2%
Texas Competitive Electric Holdings Company, LLC, Term Loan, 4.70%, Maturing 10/10/17	$2,600	$1,740,916

		$1,740,916

Total Senior Floating-Rate Interests (identified cost $56,971,015)		$57,959,241

Convertible Bonds — 0.6%

Security	Principal Amount (000’s omitted)	Value

Health Care — 0.6%
NuVasive, Inc., 2.75%, 7/1/17	$5,500	$6,008,750

		$6,008,750

Services — 0.0%(12)
Mood Media Corp., 10.00%, 10/31/15(5)(7)	$37	$20,350

		$20,350

Total Convertible Bonds (identified cost $5,148,360)		$6,029,100

Common Stocks — 2.5%

Security	Shares	Value

Building Materials — 0.3%
Panolam Holdings Co.(5)(7)(13)	3,117	$3,037,766

		$3,037,766

Capital Goods — 0.1%
Manitowoc Co., Inc. (The)	25,000	$486,500

		$486,500

Chemicals — 0.7%
LyondellBasell Industries NV, Class A	75,000	$5,595,000
Tronox Ltd., Class A	72,600	1,676,334

		$7,271,334

Security	Shares	Value

Consumer Products — 0.0%(12)
HF Holdings, Inc.(5)(7)(13)	13,600	$20,264

		$20,264

Energy — 0.1%
Antero Resources Corp.(13)	16,435	$928,413

		$928,413

Gaming — 0.4%
Greektown Superholdings, Inc.(13)	892	$71,360
Las Vegas Sands Corp.	54,500	3,826,990
New Cotai Participation Corp., Class B(5)(7)(13)	7	216,125

		$4,114,475

Services — 0.4%
Hertz Global Holdings, Inc.(13)	100,000	$2,296,000
United Rentals, Inc.(13)	30,000	1,937,700

		$4,233,700

Super Retail — 0.2%
GNC Holdings, Inc., Class A	37,157	$2,185,575

		$2,185,575

Technology — 0.3%
NCR Corp.(13)	75,000	$2,741,250

		$2,741,250

Total Common Stocks (identified cost $16,967,112)		$25,019,277

Convertible Preferred Stocks — 0.8%

Security	Shares	Value

Energy — 0.4%
Chesapeake Energy Corp., 4.50%	10,851	$992,107
Chesapeake Energy Corp., 5.75%(1)	2,830	3,348,951

		$4,341,058

Health Care — 0.4%
Alere, Inc., 3.00%	12,510	$3,565,350

		$3,565,350

Total Convertible Preferred Stocks (identified cost $7,050,685)		$7,906,408

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Portfolio of Investments — continued

Miscellaneous — 0.8%

Security	Shares	Value

Cable / Satellite TV — 0.0%(12)
Adelphia, Inc., Escrow Certificate(13)	7,585,000	$66,369
Adelphia, Inc., Escrow Certificate(13)	3,555,000	31,106
Adelphia Recovery Trust(5)(13)	10,758,837	0

		$97,475

Energy — 0.0%(12)
SemGroup Corp., Escrow Certificate(13)	6,330,000	$126,600

		$126,600

Gaming — 0.8%
BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17(7)(13)	5,410	$3,448,875
PGP Investors, LLC, Membership Interests(5)(7)(13)	11,429	4,000,000

		$7,448,875

Total Miscellaneous (identified cost $13,862,743)		$7,672,950

Warrants — 0.0%(12)

Security	Shares	Value

Food / Beverage / Tobacco — 0.0%(12)
ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18 (13)	1,610	$201,250

		$201,250

Total Warrants (identified cost $0)		$201,250

Short-Term Investments — 6.3%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(14)	$63,401	$63,401,029

Total Short-Term Investments (identified cost $63,401,029)		$63,401,029

Total Investments — 100.1% (identified cost $965,080,078)		$1,009,550,543

Other Assets, Less Liabilities — (0.1)%		$(1,168,526)

Net Assets — 100.0%		$1,008,382,017

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $402,736,756 or 39.9% of the Portfolio’s net assets.

(2)	When-issued/delayed delivery security.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par. The interest rate paid in additional par is generally higher than the indicated cash rate.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (Note 9).

(6)	Multi-step coupon bond. Interest rate represents the rate in effect at October 31, 2013.

(7)	Restricted security (see Note 5).

(8)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(9)	Defaulted matured bond.

(10)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(11)	This Senior Loan will settle after October 31, 2013, at which time the interest rate will be determined.

(12)	Amount is less than 0.05%.

(13)	Non-income producing security.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $901,679,049)	$946,149,514
Affiliated investment, at value (identified cost, $63,401,029)	63,401,029
Cash	97,627
Restricted cash*	1,174,780
Interest and dividends receivable	15,911,051
Interest receivable from affiliated investment	5,037
Receivable for investments sold	8,337,078
Receivable for variation margin on open centrally cleared swap contracts	1,453
Receivable for open swap contracts	1,219,119
Premium paid on open non-centrally cleared swap contracts	227,681
Total assets	$1,036,524,369

Liabilities
Cash collateral due to brokers	$1,090,000
Payable for investments purchased	9,575,625
Payable for when-issued/delayed delivery securities	16,871,730
Premium received on open non-centrally cleared swap contracts	61,759
Payable to affiliates:
Investment adviser fee	397,688
Trustees’ fees	2,942
Accrued expenses	142,608
Total liabilities	$28,142,352
Net Assets applicable to investors’ interest in Portfolio	$1,008,382,017

Sources of Net Assets
Investors’ capital	$962,630,484
Net unrealized appreciation	45,751,533
Total	$1,008,382,017

*	Represents restricted cash on deposit at the custodian and brokers for open derivative contracts.

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest and other income	$63,030,691
Dividends (net of foreign taxes, $60,750)	1,231,022
Interest allocated from affiliated investment	25,158
Expenses allocated from affiliated investment	(3,201)
Total investment income	$64,283,670

Expenses
Investment adviser fee	$4,610,179
Trustees’ fees and expenses	36,343
Custodian fee	272,443
Legal and accounting services	106,545
Miscellaneous	36,565
Total expenses	$5,062,075
Deduct —
Reduction of custodian fee	$370
Total expense reductions	$370

Net expenses	$5,061,705

Net investment income	$59,221,965

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$30,671,651
Investment transactions allocated from affiliated investment	602
Swap contracts	(391,826)
Net realized gain	$30,280,427
Change in unrealized appreciation (depreciation) —
Investments	$5,286,982
Swap contracts	364,087
Net change in unrealized appreciation (depreciation)	$5,651,069

Net realized and unrealized gain	$35,931,496

Net increase in net assets from operations	$95,153,461

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$59,221,965	$62,838,243
Net realized gain from investment transactions and swap contracts	30,280,427	6,874,865
Net change in unrealized appreciation (depreciation) from investments and swap contracts	5,651,069	40,404,044
Net increase in net assets from operations	$95,153,461	$110,117,152
Capital transactions —
Contributions	$217,656,967	$97,628,296
Withdrawals	(251,746,586)	(127,424,451)
Net decrease in net assets from capital transactions	$(34,089,619)	$(29,796,155)

Net increase in net assets	$61,063,842	$80,320,997

Net Assets
At beginning of year	$947,318,175	$866,997,178
At end of year	$1,008,382,017	$947,318,175

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.54%	0.56%	0.60%	0.64%	0.79%
Net investment income	6.34%	7.06%	7.67%	8.65%	11.34%
Portfolio Turnover	62%	76%	78%	79%	72%

Total Return	10.46%	13.20%	5.90%	19.52%	38.97%

Net assets, end of year (000’s omitted)	$1,008,382	$947,318	$866,997	$852,159	$710,856

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund) and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 47.2%, 36.9%, 12.3% and 1.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount

33

High Income Opportunities Portfolio

October 31, 2013

Notes to Financial Statements — continued

that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty or CCP in the case of a centrally cleared swap to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The

34

High Income Opportunities Portfolio

October 31, 2013

Notes to Financial Statements — continued

Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Note 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion, 0.25% from $1 billion up to $1.5 billion and at reduced rates on daily net assets of $1.5 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, 2.50% when daily net assets are $1 billion but less than $1.5 billion and at reduced rates on daily net assets of $1.5 billion or more, and is payable monthly. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $4,610,179 or 0.49% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $560,597,394 and $556,785,451, respectively, for the year ended October 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$979,586,962

Gross unrealized appreciation	$47,653,613
Gross unrealized depreciation	(17,690,032)

Net unrealized appreciation	$29,963,581

5  Restricted Securities

At October 31, 2013, the Portfolio owned the following securities (representing 1.3% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of

35

High Income Opportunities Portfolio

October 31, 2013

Notes to Financial Statements — continued

circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Principal Amount/ Shares	Cost	Value

Corporate Bonds & Notes
Boyd Gaming Corp. Step Coupon HoldCo Note, 0.00% to 11/20/13, 11/20/18	11/30/12	$2,377,360	$2,074,051	$2,477,447

Total Corporate Bonds & Notes			$2,074,051	$2,477,447

Convertible Bonds
Mood Media Corp., 10.00%, 10/31/15	7/30/12	$37,000	$0	$20,350

Total Convertible Bonds			$0	$20,350

Common Stocks
HF Holdings, Inc.	10/27/09	13,600	$730,450	$20,264
New Cotai Participation Corp., Class B	4/12/13	7	216,125	216,125
Panolam Holdings Co.	12/30/09	3,117	1,712,792	3,037,766

Total Common Stocks			$2,659,367	$3,274,155

Miscellaneous
BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17	11/22/10	5,410	$94,675	$3,448,875
PGP Investors, LLC, Membership Interests	10/23/12	11,429	4,000,000	4,000,000

Total Miscellaneous			$4,094,675	$7,448,875

Total Restricted Securities			$8,828,093	$13,220,827
6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Credit Default Swaps — Sell Protection
Counterparty	Reference Entity	Credit Rating*	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Bank of America NA	Amkor Technology, Inc.	B2/BB	$ 1,150	5.00	%(1)	6/20/15	$83,427	$16,681	$100,108
Barclays Bank PLC	Amkor Technology, Inc.	B2/BB	2,000	5.00	(1)	6/20/15	145,091	45,078	190,169
Credit Suisse International	Ford Motor Co.	Baa3/BBB-	1,000	5.00	(1)	12/20/16	139,612	(1,264)	138,348
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	1,100	5.00	(1)	9/20/16	143,513	(27,964)	115,549
Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	1,100	5.00	(1)	9/20/16	143,513	(50,047)	93,466

36

High Income Opportunities Portfolio

October 31, 2013

Notes to Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Counterparty	Reference Entity	Credit Rating*	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Deutsche Bank AG	Ford Motor Co.	Baa3/BBB-	$ 2,100	5.00	%(1)	12/20/16	$293,185	$(66,647)	$226,538
Goldman Sachs International	Ford Motor Co.	Baa3/BBB-	1,100	5.00	(1)	9/20/16	143,514	(32,387)	111,127
Goldman Sachs International	Ford Motor Co.	Baa3/BBB-	2,100	5.00	(1)	12/20/16	293,186	(49,372)	243,814

Total			$11,650				$1,385,041	$(165,922)	$1,219,119

Centrally Cleared Credit Default Swaps — Sell Protection
Counterparty	Reference Entity	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate	Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation

CME Group, Inc.	Markit CDX North America High Yield Index	$2,000	5.00%(1)	6/20/18	3.16%	$164,710	$(102,761)	$61,949

		$2,000				$164,710	$(102,761)	$61,949

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2013, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $13,650,000.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance return.

The Portfolio enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps in a liability position. At October 31, 2013, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts (other than centrally cleared swaps), are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,219,119, with the highest amount from any one counterparty being $435,553. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain

37

High Income Opportunities Portfolio

October 31, 2013

Notes to Financial Statements — continued

threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Collateral pledged for the benefit of the Portfolio is held in a segregated account by the Portfolio’s custodian. The portion of such collateral representing cash of $1,090,000 is reflected as restricted cash with a corresponding liability on the Statement of Assets and Liabilities. The carrying amount of the liability at October 31, 2013 approximated its fair value. If measured at fair value, the liability for cash collateral due to brokers would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2013.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is credit risk at October 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Swap contracts	$1,385,041	(1)	$—
Swap contracts (centrally cleared)	$61,949	(2)	$—

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts.

(2)

Amount represents cumulative unrealized appreciation or (depreciation) on centrally cleared swap contracts in the Swap Contracts table above. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open centrally cleared swap contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is credit risk for the year ended October 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Swap contracts	$(391,826	)(1)	$364,087	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of credit default swap contracts outstanding during the year ended October 31, 2013, which is indicative of the volume of this derivative type, was approximately $19,453,000.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

8  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

38

High Income Opportunities Portfolio

October 31, 2013

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$833,606,714	$7,754,574	$841,361,288
Senior Floating-Rate Interests	—	57,959,241	—	57,959,241
Convertible Bonds	—	6,008,750	20,350	6,029,100
Common Stocks	21,673,762	71,360	3,274,155	25,019,277
Convertible Preferred Stocks	992,107	6,914,301	—	7,906,408
Miscellaneous	—	3,672,950	4,000,000	7,672,950
Warrants	—	201,250	—	201,250
Short-Term Investments	—	63,401,029	—	63,401,029

Total Investments	$22,665,869	$971,835,595	$15,049,079	$1,009,550,543

Swap Contracts	$—	$1,446,990	$—	$1,446,990

Total	$22,665,869	$973,282,585	$15,049,079	$1,010,997,533

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Corporate Bonds & Notes	Investments in Convertible Bonds	Investments in Common Stocks	Investments in Miscellaneous	Investments in Warrants	Total

Balance as of October 31, 2012	$1,701,655	$38,332	$5,660,642	$4,000,000	$8,872,920	$20,273,549
Realized gains (losses)	1,457	—	—	—	10,369,824	10,371,281
Change in net unrealized appreciation (depreciation)*	652,388	(17,982)	(2,602,612)	28,489	(8,872,920)	(10,812,637)
Cost of purchases(1)	2,023,062	—	216,125	—	—	2,239,187
Proceeds from sales(1)	(589,536)	—	—	(28,489)	(10,369,824)	(10,987,849)
Accrued discount (premium)	46,950	—	—	—	—	46,950
Transfers to Level 3**	3,918,598	—	—	—	—	3,918,598
Transfers from Level 3**	—	—	—	—	—	—

Balance as of October 31, 2013	$7,754,574	$20,350	$3,274,155	$4,000,000	$—	$15,049,079

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2013	$382,989	$(17,982)	$(2,602,612)	$28,489	$—	$(2,209,116)

*	Amount is included in the related amount on investments in the Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments.

(1)	Cost of purchases may include securities received in corporate actions; proceeds from sales may include securities delivered in corporate actions.

At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

39

High Income Opportunities Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (“the Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2013, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers, and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Income Opportunities Portfolio as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2013

40

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

41

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust and Vice President of the Portfolio	President of the Trust since 2013 and Vice President of the Portfolio since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael W. Weilheimer 1961	President of the Portfolio	Since 2002	Vice President of EVM and BMR.

42

Eaton Vance

High Income Opportunities Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

43

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446-12/13	HISRC

Eaton Vance

Multi-Strategy

All Market Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Multi-Strategy All Market Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	26

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2013, central bank activity, U.S. fiscal policy and events in Europe were key drivers of the performance of the global financial markets. Slowing economic growth in China and instability in the Middle East also influenced returns.

In January 2013, the U.S. Federal Reserve (the Fed) increased the size of its monthly bond purchases by adding $45 billion of long-term Treasury securities to the $40 billion in agency mortgage-backed issues it had been buying since September 2012. (The Fed had been buying long-term Treasurys since 2011, but funding these purchases by selling short-term Treasurys — a program dubbed Operation Twist that expired in December 2012.) Then, in the spring, the Fed indicated that it might start tapering its bond purchases, causing Treasury yields to spike. However, the Fed held policy steady over the remainder of the period due to concerns about the economy and fiscal policy. The U.S. government shut down briefly in October until Congress reached an agreement to fund operations and extend the debt ceiling through the beginning of 2014. Just seven months earlier, across-the-board spending cuts had gone into effect because lawmakers could not agree on a targeted plan to reduce the deficit.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation’s economy, including doubling the amount of the central bank’s bond purchases. The European Central Bank (ECB) also eased policy to help boost growth, cutting its key lending rate to a record low. Peripheral eurozone debt markets continued to benefit from ECB President Mario Draghi’s July 2012 pledge to do “whatever it takes to preserve the euro” — a pledge backed by a program to purchase bonds of governments that receive aid from the region’s rescue fund. In March 2013, a rescue package for Cyprus and its ailing banks kept the small country from exiting the eurozone. However, for the first time in a eurozone bailout, bank depositors were taxed, raising concerns that this might be the model for future aid agreements. Near the end of the period, German Chancellor Angela Merkel won re-election, suggesting that there would be no major changes to eurozone policy, at least in the near term. GDP growth slowed in China during the first half of 2013 as the government worked to rebalance the economy away from exports and investment spending and toward domestic consumption. This was a headwind for countries and companies that produce industrial metals and other commodities consumed by China. On the geopolitical front, Egypt ousted its president, and the United States considered a military strike on Syria for its alleged use of chemical weapons.

Against this backdrop, the world’s financial markets delivered mixed performance. Government debt markets in the United States and Germany, as well as in many emerging markets, posted negative returns, but rallied in peripheral European countries like Spain and Italy. Investment-grade U.S. corporate issues declined, while U.S. high-yield corporates and floating-rate loans advanced. Broadly speaking, corporate bond markets outside the United States registered gains, developed- and emerging-market equities climbed higher and commodity prices fell.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Multi- Strategy All Market Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.49%. This compared favorably to the performance of the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index2 (the Index), which returned -1.08% during the period.

Allocations to Floating Rate Portfolio and Boston Income Portfolio (which mainly invests in high-yield bonds) were the top contributors to return versus the Index amid robust demand for high-yielding securities. In addition, the credit markets remained healthy, corporate balance sheets were generally strong and the U.S. economy continued to grow at a moderate pace with low inflation.

Management decreased exposure to Floating Rate Portfolio and Boston Income Portfolio during the period based on the belief that high-yielding income securities were becoming fully valued. This capital was redeployed into equities via Eaton Vance Hexavest Global Equity Fund, Class I, and Parametric Emerging Markets Fund, Institutional Class. The Fund’s newly established equity allocation had a positive impact on results versus the Index, as easier monetary policy from major central banks contributed to strong gains in many of the world’s stock markets. Investments in absolute return strategies were the primary detractors from performance versus the Index. The Global Macro Portfolio and Global Macro Absolute Return Advantage Portfolio were hurt by a long7 credit position in Argentina, a short8 credit position in Spain and a short position in the British pound. The steady, upward trend in equities was a headwind for the option9 absolute return strategy employed within MSAM Completion Portfolio. Low market volatility constrained premium income at the same time that rising stock prices led to losses on the sale of call options. An allocation to Parametric Market Neutral Portfolio also weighed on results versus the Index, driven by weakness in the hedged currency, commodity and international equity portions of the portfolio.

The Fund’s position in gold was another drag on performance versus the Index during the period. The price of gold fell sharply, as nominal U.S. interest rates increased while inflation expectations declined.

The Fund’s conservative positioning relative to its targeted volatility range muted performance versus the Index, as its absolute return investments lagged its income and equity investments. In addition to reducing high-yield income exposure and adding equity exposure, management shifted capital out of Global Macro Portfolio and into Global Macro Absolute Return Advantage Portfolio during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Performance2,3

Portfolio Managers Jeffrey A. Rawlins, CFA, Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2011	10/31/2011	1.49%	—	3.44%
Class A with 4.75% Maximum Sales Charge	—	—	–3.35	—	0.95
Class C at NAV	10/31/2011	10/31/2011	0.84	—	2.63
Class C with 1% Maximum Sales Charge	—	—	–0.15	—	2.63
Class I at NAV	10/31/2011	10/31/2011	1.83	—	3.70
Barclays U.S. Aggregate Bond Index	—	—	–1.08%	6.08%	2.03%
MSCI All Country World Index	—	—	23.29	13.46	15.66

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.80%	2.55%	1.53%
Net			1.35	2.06	1.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated indices.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2011	$10,533	N.A.
Class I	$250,000	10/31/2011	$268,871	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Fund Profile5

Portfolio Allocation (% of net assets)

Fund Weightings (% of net assets)6

Absolute Return Strategies	48.3%
Global Macro Absolute Return Advantage Portfolio	20.1
Parametric Market Neutral Portfolio	13.2
Option Absolute Return Strategy*	10.4
Global Macro Portfolio	4.6

Income Strategies	45.5%
Floating Rate Portfolio	27.3
Boston Income Portfolio	12.2
CMBS Portfolio	2.9
Government Obligations Portfolio	1.8
International Income Portfolio	1.3

Equity Strategies	13.0%
Eaton Vance Hexavest Global Equity Fund, Class I	10.5
Parametric Emerging Markets Fund, Institutional Class	2.5

Other	14.3%
U.S. Treasury Futures*	10.2
Total Return Swaps	1.7
Gold**	1.3
U.S. Treasury Obligations*	1.1

Cash & Cash Equivalents*	2.1%

*	Held in MSAM Completion Portfolio.
**	Gold held in a wholly-owned subsidiary of the Fund.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI All Country World Index is an unmanaged free float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/14. Without the reimbursement, performance would have been lower.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]	Economic value is shown for derivatives holdings and, thus, total will not add to 100%.

[7]	A long position is the purchase of an investment with the expectation that it will rise in value.

[8]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

[9]

An option is a privilege, sold by one party to another that gives the buyer the right, but not the obligation, to buy (call) or sell (put) a stock at an agreed upon price within a certain period or on a specific date.

Fund profile subject to change due to active management.

Important Notices to Shareholders
Effective January 1, 2014, the Fund is co-managed by Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively.

5

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$989.00	$7.32	**	1.46%
Class C	$1,000.00	$985.90	$11.06	**	2.21%
Class I	$1,000.00	$991.20	$6.12	**	1.22%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.80	$7.43	**	1.46%
Class C	$1,000.00	$1,014.10	$11.22	**	2.21%
Class I	$1,000.00	$1,019.10	$6.21	**	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Portfolio of Investments

Investments in Affiliated Portfolios

Description	Value	% of Net Assets
Boston Income Portfolio (identified cost, $9,867,108)	$10,480,478	12.2%
CMBS Portfolio (identified cost, $2,507,673)	2,491,883	2.9
Floating Rate Portfolio (identified cost, $23,150,175)	23,385,280	27.3
Global Macro Absolute Return Advantage Portfolio (identified cost, $17,580,866)	17,154,761	20.1
Global Macro Portfolio (identified cost, $4,144,081)	3,939,558	4.6
Government Obligations Portfolio (identified cost, $1,559,834)	1,503,566	1.8
International Income Portfolio (identified cost, $1,127,869)	1,099,829	1.3
MSAM Completion Portfolio (identified cost, $2,380,121)	2,478,953	2.9
Parametric Market Neutral Portfolio (identified cost, $10,298,544)	11,302,392	13.2

Total Investments in Affiliated Portfolios (identified cost $72,616,271)	$73,836,700	86.3%

Investments in Affiliated Investment Funds

Security	Shares	Value	% of Net Assets
Eaton Vance Hexavest Global Equity Fund, Class I	741,618	$8,943,914	10.5%
Parametric Emerging Markets Fund, Institutional Class	140,219	2,155,163	2.5

Total Investments in Affiliated Investment Funds (identified cost $10,239,443)		$11,099,077	13.0%

Exchange-Traded Funds

Description	Shares	Value	% of Net Assets
SPDR Gold Trust(1)	8,875	$1,133,692	1.3%

Total Exchange-Traded Funds (identified cost $1,367,347)		$1,133,692	1.3%

Total Investments (identified cost $84,223,061)		$86,069,469	100.6%

Other Assets, Less Liabilities		$(545,634)	(0.6)%

Net Assets		$85,523,835	100.0%

(1)	Non-income producing.

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2013
Affiliated investments, at value (identified cost, $82,855,714)	$84,935,777
Unaffiliated investment, at value (identified cost, $1,367,347)	1,133,692
Cash	30,478
Receivable for Fund shares sold	88,328
Receivable for open swap contracts	16,398
Receivable from affiliate	4,359
Total assets	$86,209,032

Liabilities
Payable for open swap contracts	$76,944
Payable for Fund shares redeemed	502,727
Payable to affiliates:
Investment adviser fee	574
Distribution and service fees	13,515
Trustees’ fees	42
Accrued expenses	91,395
Total liabilities	$685,197
Net Assets	$85,523,835

Sources of Net Assets
Paid-in capital	$85,523,474
Accumulated net realized loss	(1,846,804)
Accumulated undistributed net investment income	61,303
Net unrealized appreciation	1,785,862
Total	$85,523,835

Class A Shares
Net Assets	$61,371,590
Shares Outstanding	6,100,196
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.06
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.56

Class C Shares
Net Assets	$87,713
Shares Outstanding	8,731
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.05

Class I Shares
Net Assets	$24,064,532
Shares Outstanding	2,392,989
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.06

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $3,359)	$3,322,525
Dividends allocated from affiliated Portfolios (net of foreign taxes, $14,781)	226,094
Expenses, excluding interest expense, allocated from affiliated Portfolios	(808,478)
Interest expense allocated from affiliated Portfolios	(88,286)
Total investment income	$2,651,855

Expenses
Investment adviser and administration fee	$7,569
Distribution and service fees
Class A	188,226
Class C	445
Trustees’ fees and expenses	500
Custodian fee	43,069
Transfer and dividend disbursing agent fees	52,907
Legal and accounting services	65,298
Printing and postage	21,329
Registration fees	60,637
Miscellaneous	12,829
Total expenses	$452,809
Deduct —
Allocation of expenses to affiliate	$91,166
Reduction of custodian fee	42
Total expense reductions	$91,208

Net expenses	$361,601

Net investment income	$2,290,254

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Swap contracts	$(108,874)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (including a gain of $18,918 from precious metals)	501,771
Written options	200,311
Securities sold short	25,536
Futures contracts	(1,016,559)
Swap contracts	(1,160,332)
Forward commodity contracts	30,722
Foreign currency and forward foreign currency exchange contract transactions	(410,535)
Net realized loss	$(1,937,960)
Change in unrealized appreciation (depreciation) —
Affiliated funds	$859,634
Unaffiliated investments	(321,918)
Swap contracts	(60,546)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net decrease of $56,744 from precious metals)	387,304
Written options	(155,431)
Securities sold short	29,134
Futures contracts	(153,010)
Swap contracts	367,701
Forward commodity contracts	26,505
Foreign currency and forward foreign currency exchange contracts	(106,823)
Net change in unrealized appreciation (depreciation)	$872,550

Net realized and unrealized loss	$(1,065,410)

Net increase in net assets from operations	$1,224,844

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$2,290,254	$1,899,226
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(1,937,960)	(6,956)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	872,550	913,312
Net increase in net assets from operations	$1,224,844	$2,805,582
Distributions to shareholders —
From net investment income
Class A	$(1,829,868)	$(1,259,138)
Class C	(743)	(222)
Class I	(341,582)	(178,726)
From net realized gain
Class A	(68,859)	(555,553)
Class C	(13)	(99)
Class I	(3,743)	(9,160)
Tax return of capital
Class A	(110,734)	—
Class C	(56)	—
Class I	(26,494)	—
Total distributions to shareholders	$(2,382,092)	$(2,002,898)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$23,276,360	$107,983,784
Class C	73,745	4,455
Class I	29,715,929	1,626,332
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,011,536	1,812,687
Class C	521	51
Class I	246,066	26,805
Cost of shares redeemed
Class A	(44,468,567)	(28,117,343)
Class C	(302)	(19)
Class I	(7,191,103)	(10,122,538)
Net increase in net assets from Fund share transactions	$2,664,185	$73,214,214

Net increase in net assets	$1,506,937	$74,016,898

Net Assets
At beginning of year	$84,016,898	$10,000,000
At end of year	$85,523,835	$84,016,898

Accumulated undistributed net investment income included in net assets
At end of year	$61,303	$223,272

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Financial Highlights

	Class A
	Year Ended October 31,
	2013	2012
Net asset value — Beginning of year	$10.180	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.262	$0.335
Net realized and unrealized gain (loss)	(0.112)	0.199

Total income from operations	$0.150	$0.534

Less Distributions
From net investment income	$(0.248)	$(0.286)
From net realized gain	(0.009)	(0.068)
Tax return of capital	(0.013)	—

Total distributions	$(0.270)	$(0.354)

Net asset value — End of year	$10.060	$10.180

Total Return(2)	1.49%	5.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$61,372	$82,415
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)(6)	1.45%	1.46%
Net investment income	2.58%	3.32%
Portfolio Turnover of the Fund(7)	46%	65%
Portfolio Turnover of Boston Income Portfolio	56%	64%
Portfolio Turnover of CMBS Portfolio	55%	N.A.
Portfolio Turnover of Floating Rate Portfolio	32%	42%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%	91%
Portfolio Turnover of Global Macro Portfolio	56%	39%
Portfolio Turnover of Government Obligations Portfolio	8%	26%
Portfolio Turnover of International Income Portfolio	21%	37%
Portfolio Turnover of MSAM Completion Portfolio	286%	0%
Portfolio Turnover of Parametric Market Neutral Portfolio	65%	22%

Class A commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.11% and 0.34% of average daily net assets for the years ended October 31, 2013 and 2012, respectively). Absent this subsidy, total return would have been lower.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.10% and 0.11% for the years ended October 31, 2013 and 2012, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013	2012
Net asset value — Beginning of year	$10.170	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.160	$0.247
Net realized and unrealized gain (loss)	(0.075)	0.192

Total income from operations	$0.085	$0.439

Less Distributions
From net investment income	$(0.186)	$(0.201)
From net realized gain	(0.009)	(0.068)
Tax return of capital	(0.010)	—

Total distributions	$(0.205)	$(0.269)

Net asset value — End of year	$10.050	$10.170

Total Return(2)	0.84%	4.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$88	$15
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)(6)	2.20%	2.17%
Net investment income	1.59%	2.46%
Portfolio Turnover of the Fund(7)	46%	65%
Portfolio Turnover of Boston Income Portfolio	56%	64%
Portfolio Turnover of CMBS Portfolio	55%	N.A.
Portfolio Turnover of Floating Rate Portfolio	32%	42%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%	91%
Portfolio Turnover of Global Macro Portfolio	56%	39%
Portfolio Turnover of Government Obligations Portfolio	8%	26%
Portfolio Turnover of International Income Portfolio	21%	37%
Portfolio Turnover of MSAM Completion Portfolio	286%	0%
Portfolio Turnover of Parametric Market Neutral Portfolio	65%	22%

Class C commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.11% and 0.38% of average daily net assets for the years ended October 31, 2013 and 2012, respectively). Absent this subsidy, total return would have been lower.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.10% and 0.11% for the years ended October 31, 2013 and 2012, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Financial Highlights — continued

	Class I
	Year Ended October 31,
	2013	2012
Net asset value — Beginning of year	$10.170	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.260	$0.355
Net realized and unrealized gain (loss)	(0.076)	0.195

Total income from operations	$0.184	$0.550

Less Distributions
From net investment income	$(0.270)	$(0.312)
From net realized gain	(0.009)	(0.068)
Tax return of capital	(0.015)	—

Total distributions	$(0.294)	$(0.380)

Net asset value — End of year	$10.060	$10.170

Total Return(2)	1.83%	5.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,065	$1,587
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)(6)	1.21%	1.10%
Net investment income	2.57%	3.54%
Portfolio Turnover of the Fund(7)	46%	65%
Portfolio Turnover of Boston Income Portfolio	56%	64%
Portfolio Turnover of CMBS Portfolio	55%	N.A.
Portfolio Turnover of Floating Rate Portfolio	32%	42%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%	91%
Portfolio Turnover of Global Macro Portfolio	56%	39%
Portfolio Turnover of Government Obligations Portfolio	8%	26%
Portfolio Turnover of International Income Portfolio	21%	37%
Portfolio Turnover of MSAM Completion Portfolio	286%	0%
Portfolio Turnover of Parametric Market Neutral Portfolio	65%	22%

Class I commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.11% and 0.43% of average daily net assets for the years ended October 31, 2013 and 2012, respectively). Absent this subsidy, total return would have been lower.

(6)	Includes interest and dividend expense, primarily on securities sold short, of 0.10% and 0.10% for the years ended October 31, 2013 and 2012, respectively.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy All Market Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 7). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Prior to April 1, 2013, the Fund declared dividends daily and net investment income, other than class-specific expenses, was allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following nine portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, CMBS Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio, International Income Portfolio, MSAM Completion Portfolio and Parametric Market Neutral Portfolio (formerly, Parametric Structured Absolute Return Portfolio) (the Portfolios), which are Massachusetts business trusts and in shares of both Eaton Vance Hexavest Global Equity Fund and Parametric Emerging Markets Fund (the Affiliated Investment Funds). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, CMBS Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio, International Income Portfolio, MSAM Completion Portfolio and Parametric Market Neutral Portfolio (0.2%, 9.6%, 0.1%, 1.0%, 0.1%, 0.2%, 0.1%, 99.9%, and 6.0%, respectively, at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Funds. A copy of each Portfolio’s financial statements and the Affiliated Investment Funds’ financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance AM Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2013 were $1,140,865 or 1.3% of the Fund’s consolidated net assets. The accompanying Consolidated Financial Statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that

14

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Notes to Financial Statements — continued

include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund reflects the Portfolios’ proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investments in the Affiliated Investment Funds are valued at the closing net asset value per share.

15

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Notes to Financial Statements — continued

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income on direct investments, including the Affiliated Investment Funds, is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had deferred capital losses of $1,697,275 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions (daily distributions prior to April 1, 2013) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

16

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$2,172,193	$1,662,148
Long-term capital gains	72,615	340,750
Tax return of capital	137,284	—

During the year ended October 31, 2013, accumulated net realized loss was decreased by $408,116, accumulated undistributed net investment income was decreased by $280,030 and paid-in capital was decreased by $128,086 due to differences between book and tax accounting, primarily for currency gain (loss), swap contracts, paydown gain (loss), futures contracts, option contracts, premium amortization, a Portfolio’s investment in a subsidiary, investment in passive foreign investment companies (PFICs), investments in partnerships, accretion of market discount, distributions from Real Estate Investment Trust (REITs), mixed straddles and partnership allocations. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(1,697,275)
Net unrealized appreciation	$1,697,636

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to tax accounting for straddle transactions, wash sales, futures contracts, swap contracts, foreign currency transactions, premium amortization, partnership allocations, defaulted bond interest, option contracts, investment in PFICs, accretion of market discount, investments in partnerships, distributions from REITs, and a Portfolio’s investment in a subsidiary.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. The fee is computed at an annual rate of 0.615% of the Fund’s consolidated average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in other investment companies managed by EVM or its affiliates, the Fund is allocated its share of such investment companies’ adviser fee. For the year ended October 31, 2013, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $610,702, and the adviser and administration fee paid by the Fund on Investable Assets amounted to $7,569. For the year ended October 31, 2013, the Fund’s investment adviser and administration fee, including the adviser fees allocated from the Portfolios, was 0.70% of the Fund’s average daily net assets.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and including management fees and other expenses associated with the Fund’s investment in affiliated investment funds) exceed 1.35%, 2.10%, and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2014. Pursuant to this agreement, EVM was allocated $91,166 of the Fund’s operating expenses for the year ended October 31, 2013.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $1,456 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $798 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A and Class C shares (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $10,794,009 and $0, respectively, for the year ended October 31, 2013.

17

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Notes to Financial Statements — continued

5  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Subsidiary and excluding the affiliated Portfolios, at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$11,735,989

Gross unrealized appreciation	$730,435
Gross unrealized depreciation	(233,655)

Net unrealized appreciation	$496,780

6  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $188,226 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $334 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $111 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

7  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2013, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

8  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$3,023,036	$8,469,729
CMBS Portfolio	2,500,000	—
Floating Rate Portfolio	7,498,788	10,861,169
Global Macro Absolute Return Advantage Portfolio	5,958,470	3,636,543
Global Macro Portfolio	1,475,846	4,201,070
Government Obligations Portfolio	710,991	3,292,735
International Income Portfolio	2,402,614	1,247,114
MSAM Completion Portfolio	3,746,629	4,636,029
Parametric Market Neutral Portfolio	2,811,278	4,005,378

18

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Notes to Financial Statements — continued

9  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	2,290,933	10,702,295
Issued to shareholders electing to receive payments of distributions in Fund shares	99,960	179,745
Redemptions	(4,389,954)	(2,783,783)

Net increase (decrease)	(1,999,061)	8,098,257

	Year Ended October 31,
Class C	2013	2012

Sales	7,261	445
Issued to shareholders electing to receive payments of distributions in Fund shares	52	5
Redemptions	(30)	(2)

Net increase	7,283	448

	Year Ended October 31,
Class I	2013	2012

Sales	2,927,867	161,134
Issued to shareholders electing to receive payments of distributions in Fund shares	24,516	2,657
Redemptions	(715,428)	(1,005,757)

Net increase (decrease)	2,236,955	(841,966)

At October 31, 2013, accounts advised by EVM owned 64.2% of the value of the outstanding shares of the Fund.

10  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

19

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Société Générale	$500	Receives	SGI Vol Invest Alpha 2 Index	Pays	0.30%	6/20/14	$16,398
Société Générale	1,000	Receives	SGI Vol Invest Beta 2 Index	Pays	1-Month USD-LIBOR-BBA +0.30%	6/20/14	(76,944)

							$(60,546)

At October 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into total return swap agreements on a security, basket of securities or an index to hedge against fluctuations in securities prices.

The Fund enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $76,944.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $16,398, representing the fair value of such derivatives in an asset position. To mitigate this risk, the Fund has entered into a master netting agreement with its derivative counterparty, which allows it and the counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $16,000 due to the master netting agreement. The counterparty may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparty with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at October 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Total return swaps	$16,398	(1)	$(76,944	)(2)

(1)	Consolidated Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

(2)	Consolidated Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Total return swaps	$(108,874	)(1)	$(60,546	)(2)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

20

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Consolidated Notes to Financial Statements — continued

The average notional amount of swap contracts outstanding during the year ended October 31, 2013, which is indicative of the volume of this derivative type, was approximately $577,000.

11  Affiliated Investment Funds

Transactions with Affiliated Investment Funds for the year ended October 31, 2013 were as follows:

Fund	Value, beginning of period	Cost of purchases	Proceeds from sales	Investment income	Realized gain (loss)	Value, end of period

Eaton Vance Hexavest Global Equity Fund, Class I	$—	$8,154,443	$—	$—	$—	$8,943,914
Parametric Emerging Markets Fund, Institutional Class	—	2,085,000	—	—	—	2,155,163

Total	$—	$10,239,443	$—	$—	$—	$11,099,077

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments in securities, investments in the Portfolios and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$73,836,700	$—	$—	$73,836,700
Investments in Affiliated Investment Funds	11,099,077	—	—	11,099,077
Exchange-Traded Funds	1,133,692	—	—	1,133,692

Total Investments	$86,069,469	$—	$—	$86,069,469

Swap Contracts	$—	$16,398	$—	$16,398

Total	$86,069,469	$16,398	$—	$86,085,867

Liability Description

Swap Contracts	$—	$(76,944)	$—	$(76,944)

Total	$—	$(76,944)	$—	$(76,944)

The Fund held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy All Market Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Multi-Strategy All Market Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments, as of October 31, 2013, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and consolidated financial highlights for each of the two years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our audit procedures include confirmation of securities and investments owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy All Market Fund and subsidiary as of October 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2013

22

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $144,608, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 3.06% qualifies for the corporate dividends received deduction.

23

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

24

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796-12/13	MSAMSRC

Eaton Vance

Multi-Strategy Absolute

Return Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Multi-Strategy Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	25

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2013, central bank activity, U.S. fiscal policy and events in Europe were key drivers of the performance of the global financial markets. Slowing economic growth in China and instability in the Middle East also influenced returns.

In January 2013, the U.S. Federal Reserve (the Fed) increased the size of its monthly bond purchases by adding $45 billion of long-term Treasury securities to the $40 billion in agency mortgage-backed issues it had been buying since September 2012. (The Fed had been buying long-term Treasurys since 2011, but funding these purchases by selling short-term Treasurys — a program dubbed Operation Twist that expired in December 2012.) Then, in the spring, the Fed indicated that it might start tapering its bond purchases, causing Treasury yields to spike. However, the Fed held policy steady over the remainder of the period due to concerns about the economy and fiscal policy. The U.S. government shut down briefly in October until Congress reached an agreement to fund operations and extend the debt ceiling through the beginning of 2014. Just seven months earlier, across-the-board spending cuts had gone into effect because lawmakers could not agree on a targeted plan to reduce the deficit.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation’s economy, including doubling the amount of the central bank’s bond purchases. The European Central Bank (ECB) also eased policy to help boost growth, cutting its key lending rate to a record low. Peripheral eurozone debt markets continued to benefit from ECB President Mario Draghi’s July 2012 pledge to do “whatever it takes to preserve the euro” — a pledge backed by a program to purchase bonds of governments that receive aid from the region’s rescue fund. In March 2013, a rescue package for Cyprus and its ailing banks kept the small country from exiting the eurozone. However, for the first time in a eurozone bailout, bank depositors were taxed, raising concerns that this might be the model for future aid agreements. Near the end of the period, German Chancellor Angela Merkel won re-election, suggesting that there would be no major changes to eurozone policy, at least in the near term. GDP growth slowed in China during the first half of 2013 as the government worked to rebalance the economy away from exports and investment spending and toward domestic consumption. This was a headwind for countries and companies that produce industrial metals and other commodities consumed by China. On the geopolitical front, Egypt ousted its president, and the United States considered a military strike on Syria for its alleged use of chemical weapons.

Against this backdrop, the world’s financial markets delivered mixed performance. Government debt markets in the United States and Germany, as well as in many emerging markets, posted negative returns, but rallied in peripheral European countries like Spain and Italy. Investment-grade U.S. corporate issues declined, while

U.S. high-yield corporates and floating-rate loans advanced. Broadly speaking, corporate bond markets outside the United States registered gains, developed- and emerging-market equities climbed higher and commodity prices fell.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -1.23%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), returned 0.09% during the period.

Allocations to Floating Rate Portfolio and non-investment grade corporate bonds within MSAR Completion Portfolio were top contributors to the Fund’s performance amid robust demand for high-yielding securities. In addition, the credit markets remained healthy, corporate balance sheets were generally strong and the U.S. economy continued to grow at a moderate pace with low inflation.

Management modestly increased the Fund’s duration7 in August and September of 2013 within MSAR Completion Portfolio. This tactical decision positively impacted the Fund’s performance, since longer-term interest rates declined after the Fed announced in mid-September that it was not tapering its bond purchases.

Exposure to commercial mortgage-backed securities (CMBS) within MSAR Completion Portfolio also boosted results. During the period, the Fund emphasized high-quality, short-maturity and low-volatility CMBS. Investments in absolute return strategies were the primary detractors from the Fund’s performance. Together, Global Macro Portfolio and Global Macro Absolute Return Advantage Portfolio had the largest negative impact on return. These portfolios were hurt by a long8 credit position in Argentina, a short9 credit position in Spain and a short position in the British pound.

An allocation to Parametric Market Neutral Portfolio weighed on results, driven by weakness in the hedged currency, commodity and international equity portions of the portfolio. The steady, upward trend in the equity market was a headwind for the option10 absolute return strategy employed within MSAR Completion Portfolio. Low market volatility constrained premium income at the same time that rising stock prices led to losses on the sale of call options.

The Fund’s conservative positioning relative to its targeted volatility range muted the Fund’s performance, as its absolute return investments lagged its income investments. During the period, management added exposure to non-investment grade corporate bonds and, seeking to deploy capital more efficiently, shifted capital out of Global Macro Portfolio and into Global Macro Absolute Return Advantage Portfolio. A modest increase in duration helped neutralize the impact of these changes on the Fund’s overall risk profile.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Performance2,3

Portfolio Managers Jeffrey A. Rawlins, CFA, Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	12/07/2004	12/07/2004	–1.23%	6.71%	3.50%
Class A with 4.75% Maximum Sales Charge	—	—	–5.88	5.67	2.93
Class B at NAV	12/07/2004	12/07/2004	–1.88	5.94	2.73
Class B with 5% Maximum Sales Charge	—	—	–6.71	5.62	2.73
Class C at NAV	12/07/2004	12/07/2004	–1.97	5.94	2.73
Class C with 1% Maximum Sales Charge	—	—	–2.94	5.94	2.73
Class I at NAV	10/01/2009	12/07/2004	–0.97	6.95	3.63
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.09%	0.14%	1.75%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		1.27%	2.02%	2.02%	1.01%
Net		1.18	1.93	1.93	0.92

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/07/2004	$12,705	N.A.
Class C	$10,000	12/07/2004	$12,706	N.A.
Class I	$250,000	12/07/2004	$343,348	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Fund Profile5

Portfolio Allocation (% of net assets)

Fund Weightings (% of net assets)6

Absolute Return Strategies	55.1%
Parametric Market Neutral Portfolio	25.2
Global Macro Absolute Return Advantage Portfolio	15.8
Option Absolute Return Strategy*	7.2
Global Macro Portfolio	6.9

Income Strategies	47.1%
Floating Rate Portfolio	15.8
CMBS*	9.9
Government Obligations Portfolio	9.9
High Yield Corporate Bonds*	6.4
Short-Term U.S. Government Portfolio	5.1

Other	12.7%
Total Return Swaps*	2.8
U.S. Treasury Futures*	9.9

Cash & Cash Equivalents*	5.5%

*Held in MSAR Completion Portfolio.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions.
[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]	Economic value is shown for derivatives holdings and, thus, total will not add to 100%.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

[8]	A long position is the purchase of an investment with the expectation that it will rise in value.

[9]	A short position is the sale of a borrowed investment with the expectation that it will decline in value.

[10]

An option is a privilege, sold by one party to another that gives the buyer the right, but not the obligation, to buy (call) or sell (put) a stock at an agreed upon price within a certain period or on a specific date.

Fund profile subject to change due to active management.

Important Notices to Shareholders

Effective January 1, 2014, the Fund is co-managed by Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively.

5

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$981.30	$6.84	1.37%
Class B	$1,000.00	$978.50	$10.57	2.12%
Class C	$1,000.00	$978.60	$10.57	2.12%
Class I	$1,000.00	$983.70	$5.60	1.12%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.97	1.37%
Class B	$1,000.00	$1,014.70	$10.76	2.12%
Class C	$1,000.00	$1,014.50	$10.76	2.12%
Class I	$1,000.00	$1,019.60	$5.70	1.12%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Portfolio of Investments

Investments in Affiliated Portfolios	Value	% of Net Assets
Floating Rate Portfolio (identified cost, $82,291,502)	$81,118,269	15.8%
Global Macro Absolute Return Advantage Portfolio (identified cost, $82,785,792)	81,044,494	15.8
Global Macro Portfolio (identified cost, $33,692,141)	35,047,067	6.9
Government Obligations Portfolio (identified cost, $47,414,334)	50,627,045	9.9
MSAR Completion Portfolio (identified cost, $110,469,147)	110,681,774	21.6
Parametric Market Neutral Portfolio (identified cost, $115,478,093)	129,180,153	25.2
Short-Term U.S. Government Portfolio (identified cost, $26,139,562)	26,065,443	5.1

Total Investments in Affiliated Portfolios (identified cost $498,270,571)	$513,764,245	100.3%

Other Assets, Less Liabilities	$(1,448,856)	(0.3)%

Net Assets	$512,315,389	100.0%

7	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Affiliated investments, at value (identified cost, $498,270,571)	$513,764,245
Receivable for Fund shares sold	535,425
Total assets	$514,299,670

Liabilities
Payable for Fund shares redeemed	$1,778,080
Payable to affiliates:
Distribution and service fees	92,790
Trustees’ fees	42
Accrued expenses	113,369
Total liabilities	$1,984,281
Net Assets	$512,315,389

Sources of Net Assets
Paid-in capital	$573,127,273
Accumulated net realized loss	(76,213,418)
Accumulated distributions in excess of net investment income	(92,140)
Net unrealized appreciation	15,493,674
Total	$512,315,389

Class A Shares
Net Assets	$172,035,594
Shares Outstanding	19,610,631
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.77
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.21

Class B Shares
Net Assets	$8,117,748
Shares Outstanding	926,035
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.77

Class C Shares
Net Assets	$54,180,867
Shares Outstanding	6,180,757
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.77

Class I Shares
Net Assets	$277,981,180
Shares Outstanding	31,700,072
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.77

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $27,091)	$17,286,431
Dividends allocated from affiliated Portfolios (net of foreign taxes, $182,695)	2,834,153
Expenses, excluding interest expense, allocated from affiliated Portfolios	(5,724,669)
Interest expense allocated from affiliated Portfolios	(537,398)
Total investment income from Portfolios	$13,858,517

Expenses
Distribution and service fees
Class A	$645,786
Class B	130,101
Class C	720,405
Trustees’ fees and expenses	500
Custodian fee	47,710
Transfer and dividend disbursing agent fees	314,707
Legal and accounting services	43,713
Printing and postage	58,809
Registration fees	106,760
Miscellaneous	17,013
Total expenses	$2,085,504

Net investment income	$11,773,013

Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from affiliated Portfolios — Investment transactions (including a gain of $295,212 from precious metals)	$3,368,366
Written options	935,395
Securities sold short	102,066
Futures contracts	(10,588,477)
Swap contracts	(11,705,358)
Forward commodity contracts	158,274
Foreign currency and forward foreign currency exchange contract transactions	(2,131,792)
Net realized loss	$(19,861,526)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios — Investments (including net decrease of $583,834 from precious metals)	$1,648,660
Written options	(590,678)
Securities sold short	213,501
Futures contracts	(3,016,642)
Swap contracts	2,538,062
Forward commodity contracts	166,487
Foreign currency and forward foreign currency exchange contracts	(708,542)
Net change in unrealized appreciation (depreciation)	$250,848

Net realized and unrealized loss	$(19,610,678)

Net decrease in net assets from operations	$(7,837,665)

9	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2013	Year Ended October 31, 2012
From operations —
Net investment income	$11,773,013	$14,130,081
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(19,861,526)	(14,374,630)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	250,848	15,516,162
Net increase (decrease) in net assets from operations	$(7,837,665)	$15,271,613
Distributions to shareholders —
From net investment income
Class A	$(3,931,425)	$(8,239,928)
Class B	(132,393)	(294,032)
Class C	(742,955)	(1,909,176)
Class I	(4,843,646)	(5,268,497)
Tax return of capital
Class A	(2,036,563)	(2,631,821)
Class B	(68,256)	(93,913)
Class C	(389,788)	(609,788)
Class I	(2,796,114)	(1,682,750)
Total distributions to shareholders	$(14,941,140)	$(20,729,905)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$56,338,393	$200,287,569
Class B	83,243	301,830
Class C	4,448,863	15,887,489
Class I	149,950,714	226,884,615
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,289,874	10,473,233
Class B	181,734	333,604
Class C	1,006,480	2,132,149
Class I	4,877,555	4,420,408
Cost of shares redeemed
Class A	(221,471,385)	(284,458,290)
Class B	(4,772,860)	(5,634,199)
Class C	(40,454,790)	(69,144,751)
Class I	(139,184,740)	(144,431,760)
Net asset value of shares exchanged
Class A	3,467,889	779,900
Class B	(3,467,889)	(779,900)
Net decrease in net assets from Fund share transactions	$(184,706,919)	$(42,948,103)

Net decrease in net assets	$(207,485,724)	$(48,406,395)

Net Assets
At beginning of year	$719,801,113	$768,207,508
At end of year	$512,315,389	$719,801,113

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(92,140)	$(1,486,511)

10	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value — Beginning of year	$9.090		$9.160		$9.200		$8.890		$7.600

Income (Loss) From Operations
Net investment income(1)	$0.164		$0.171		$0.172		$0.350		$0.485
Net realized and unrealized gain (loss)	(0.274)		0.007		(0.023)		0.362		1.328
Total income (loss) from operations	$(0.110)		$0.178		$0.149		$0.712		$1.813

Less Distributions
From net investment income	$(0.134)		$(0.188)		$(0.189)		$(0.296)		$(0.523)
Tax return of capital	(0.076)		(0.060)		—		(0.106)		—

Total distributions	$(0.210)		$(0.248)		$(0.189)		$(0.402)		$(0.523)

Net asset value — End of year	$8.770		$9.090		$9.160		$9.200		$8.890

Total Return(2)	(1.23)%		1.97%		1.62%		8.18%		24.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$172,036		$338,114		$413,764		$146,073		$139,217
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.33	%(5)	1.27	%(5)	1.22	%(5)	1.10%		1.17%
Net investment income	1.83%		1.88%		1.86%		3.85%		6.12%
Portfolio Turnover of the Fund(6)	20%		68%		26%		60%		61%
Portfolio Turnover of Boston Income Portfolio	N.A.		N.A.		70%		75%		74%
Portfolio Turnover of Floating Rate Portfolio	32%		42%		56%		39%		35%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%		91%		50%		N.A.		N.A.
Portfolio Turnover of Global Macro Portfolio	56%		39%		33%		19%		25%
Portfolio Turnover of Government Obligations Portfolio	8%		26%		19%		22%		28%
Portfolio Turnover of Large-Cap Core Research Portfolio	N.A.		N.A.		64%		51%		N.A.
Portfolio Turnover of MSAR Completion Portfolio	74%		37%		32%		2	%(7)	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.		N.A.		N.A.		N.A.		31	%(8)
Portfolio Turnover of Parametric Market Neutral Portfolio	65%		22%		N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	12%		15%		6%		26%		N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.08%, 0.09% and 0.05% for the years ended October 31, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(8)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

11	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value — Beginning of year	$9.080		$9.150		$9.200		$8.890		$7.590

Income (Loss) From Operations
Net investment income(1)	$0.097		$0.103		$0.115		$0.283		$0.426
Net realized and unrealized gain (loss)	(0.266)		0.006		(0.045)		0.361		1.337
Total income (loss) from operations	$(0.169)		$0.109		$0.070		$0.644		$1.763

Less Distributions
From net investment income	$(0.090)		$(0.136)		$(0.120)		$(0.246)		$(0.463)
Tax return of capital	(0.051)		(0.043)		—		(0.088)		—

Total distributions	$(0.141)		$(0.179)		$(0.120)		$(0.334)		$(0.463)

Net asset value — End of year	$8.770		$9.080		$9.150		$9.200		$8.890

Total Return(2)	(1.88)%		1.21%		0.75%		7.37%		24.22%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,118		$16,541		$22,469		$28,217		$31,637
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.08	%(5)	2.02	%(5)	1.96	%(5)	1.85%		1.93%
Net investment income	1.08%		1.13%		1.25%		3.12%		5.38%
Portfolio Turnover of the Fund(6)	20%		68%		26%		60%		61%
Portfolio Turnover of Boston Income Portfolio	N.A.		N.A.		70%		75%		74%
Portfolio Turnover of Floating Rate Portfolio	32%		42%		56%		39%		35%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%		91%		50%		N.A.		N.A.
Portfolio Turnover of Global Macro Portfolio	56%		39%		33%		19%		25%
Portfolio Turnover of Government Obligations Portfolio	8%		26%		19%		22%		28%
Portfolio Turnover of Large-Cap Core Research Portfolio	N.A.		N.A.		64%		51%		N.A.
Portfolio Turnover of MSAR Completion Portfolio	74%		37%		32%		2	%(7)	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.		N.A.		N.A.		N.A.		31	%(8)
Portfolio Turnover of Parametric Market Neutral Portfolio	65%		22%		N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	12%		15%		6%		26%		N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.08%, 0.09% and 0.04% for the years ended October 31, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(8)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

12	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value — Beginning of year	$9.090		$9.150		$9.200		$8.890		$7.590

Income (Loss) From Operations
Net investment income(1)	$0.097		$0.103		$0.111		$0.282		$0.426
Net realized and unrealized gain (loss)	(0.275)		0.016		(0.041)		0.362		1.337
Total income (loss) from operations	$(0.178)		$0.119		$0.070		$0.644		$1.763

Less Distributions
From net investment income	$(0.091)		$(0.136)		$(0.120)		$(0.246)		$(0.463)
Tax return of capital	(0.051)		(0.043)		—		(0.088)		—

Total distributions	$(0.142)		$(0.179)		$(0.120)		$(0.334)		$(0.463)

Net asset value — End of year	$8.770		$9.090		$9.150		$9.200		$8.890

Total Return(2)	(1.97)%		1.32%		0.75%		7.37%		24.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$54,181		$91,682		$143,809		$123,689		$133,596
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.08	%(5)	2.02	%(5)	1.96	%(5)	1.85%		1.93%
Net investment income	1.08%		1.13%		1.20%		3.12%		5.37%
Portfolio Turnover of the Fund(6)	20%		68%		26%		60%		61%
Portfolio Turnover of Boston Income Portfolio	N.A.		N.A.		70%		75%		74%
Portfolio Turnover of Floating Rate Portfolio	32%		42%		56%		39%		35%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%		91%		50%		N.A.		N.A.
Portfolio Turnover of Global Macro Portfolio	56%		39%		33%		19%		25%
Portfolio Turnover of Government Obligations Portfolio	8%		26%		19%		22%		28%
Portfolio Turnover of Large-Cap Core Research Portfolio	N.A.		N.A.		64%		51%		N.A.
Portfolio Turnover of MSAR Completion Portfolio	74%		37%		32%		2	%(7)	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.		N.A.		N.A.		N.A.		31	%(8)
Portfolio Turnover of Parametric Market Neutral Portfolio	65%		22%		N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	12%		15%		6%		26%		N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.08%, 0.09% and 0.04% for the years ended October 31, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(8)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,								Period Ended October 31, 2009 (1)
	2013		2012		2011		2010
Net asset value — Beginning of period	$9.090		$9.150		$9.200		$8.890		$8.830

Income (Loss) From Operations
Net investment income(2)	$0.188		$0.196		$0.185		$0.353		$0.027
Net realized and unrealized gain (loss)	(0.275)		0.014		(0.023)		0.381		0.071
Total income (loss) from operations	$(0.087)		$0.210		$0.162		$0.734		$0.098

Less Distributions
From net investment income	$(0.149)		$(0.205)		$(0.212)		$(0.313)		$(0.038)
Tax return of capital	(0.084)		(0.065)		—		(0.111)		—

Total distributions	$(0.233)		$(0.270)		$(0.212)		$(0.424)		$(0.038)

Net asset value — End of period	$8.770		$9.090		$9.150		$9.200		$8.890

Total Return(3)	(0.97)%		2.33%		1.76%		8.45%		1.12	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$277,981		$273,464		$188,165		$4,018		$1,253
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.08	%(7)	1.01	%(7)	0.98	%(7)	0.85%		0.99	%(8)
Net investment income	2.10%		2.15%		2.00%		3.86%		7.29	%(8)
Portfolio Turnover of the Fund(9)	20%		68%		26%		60%		61	%(10)
Portfolio Turnover of Boston Income Portfolio	N.A.		N.A.		70%		75%		74	%(11)
Portfolio Turnover of Floating Rate Portfolio	32%		42%		56%		39%		35	%(11)
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%		91%		50%		N.A.		N.A.
Portfolio Turnover of Global Macro Portfolio	56%		39%		33%		19%		25	%(11)
Portfolio Turnover of Government Obligations Portfolio	8%		26%		19%		22%		28	%(11)
Portfolio Turnover of Large-Cap Core Research Portfolio	N.A.		N.A.		64%		51%		N.A.
Portfolio Turnover of MSAR Completion Portfolio	74%		37%		32%		2	%(12)	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.		N.A.		N.A.		N.A.		31	%(13)
Portfolio Turnover of Parametric Market Neutral Portfolio	65%		22%		N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	12%		15%		6%		26%		N.A.

(1)	For the period from the commencement of operations on October 1, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.08%, 0.09% and 0.06% for the years ended October 31, 2013, 2012 and 2011, respectively.

(8)	Annualized.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(10)	For the Fund’s year ended October 31, 2009.

(11)	For the Portfolio’s year ended October 31, 2009.

(12)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(13)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

14	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Prior to March 1, 2013, the Fund declared dividends daily and net investment income, other than class-specific expenses, was allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following seven portfolios managed by Eaton Vance Management (EVM) or its affiliates: Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio, MSAR Completion Portfolio, Parametric Market Neutral Portfolio (formerly, Parametric Structured Absolute Return Portfolio) and Short-Term U.S. Government Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio, MSAR Completion Portfolio, Parametric Market Neutral Portfolio and Short-Term U.S. Government Portfolio (0.5%, 4.7%, 0.5%, 6.0%, 99.6%, 68.1% and 9.7%, respectively, at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair

15

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Notes to Financial Statements — continued

value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund reflects the Portfolios’ proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios and other income, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $30,776,649 and deferred capital losses of $39,367,339 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($1,054,697), October 31, 2015 ($1,377,385), October 31, 2016 ($15,304,398), October 31, 2017 ($9,100,702) and October 31, 2018 ($3,939,467). The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

16

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Notes to Financial Statements — continued

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions (daily distributions prior to March 1, 2013) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$9,650,419	$15,711,633
Tax return of capital	$5,290,721	$5,018,272

During the year ended October 31, 2013, accumulated distributions in excess of net investment income was increased by $728,223, accumulated net realized loss was decreased by $413,257 and paid-in capital was increased by $314,966 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for swap contracts, premium amortization, mixed straddles, foreign currency gain (loss), futures contracts, options contracts, investments in passive foreign investment companies (PFICs), accretion of market discount, partnership allocations, distributions from Real Estate Investment Trusts (REITs), a Portfolio’s investment in a subsidiary and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

17

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Notes to Financial Statements — continued

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and deferred capital losses	$(70,143,988)
Net unrealized appreciation	$9,332,104

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, tax accounting for straddle transactions, defaulted bond interest, foreign currency transactions, premium amortization, swap contracts, futures contracts, options contracts, partnership allocations, PFICs, accretion of market discount, distributions from REITs, and a Portfolio’s investment in a subsidiary.

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund’s investment adviser and administrator. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2013, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios amounted to $4,810,063 or 0.76% of the Fund’s average daily net assets.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $8,605 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $3,353 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $645,786 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $97,576 and $540,304 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $32,525 and $180,101 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received no CDSC paid by Class A shareholders and approximately $16,000 and $15,000 of CDSCs paid by Class B and Class C shareholders, respectively.

18

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Notes to Financial Statements — continued

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Floating Rate Portfolio	$18,769,725	$33,952,862
Global Macro Absolute Return Advantage Portfolio	58,585,936	28,401,031
Global Macro Portfolio	5,355,345	77,217,775
Government Obligations Portfolio	4,076,152	24,227,659
MSAR Completion Portfolio	35,658,120	103,318,766
Parametric Market Neutral Portfolio	1,782,376	48,548,882
Short-Term U.S. Government Portfolio	2,038,076	12,113,830

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2013	Year Ended October 31, 2012

Sales	6,253,272	21,974,238
Issued to shareholders electing to receive payments of distributions in Fund shares	478,437	1,151,032
Redemptions	(24,692,754)	(31,214,623)
Exchange from Class B shares	389,611	85,585

Net decrease	(17,571,434)	(8,003,768)

Class B	Year Ended October 31, 2013	Year Ended October 31, 2012

Sales	9,262	33,120
Issued to shareholders electing to receive payments of distributions in Fund shares	20,298	36,702
Redemptions	(534,154)	(619,253)
Exchange to Class A shares	(390,081)	(85,623)

Net decrease	(894,675)	(635,054)

Class C	Year Ended October 31, 2013	Year Ended October 31, 2012

Sales	494,835	1,744,238
Issued to shareholders electing to receive payments of distributions in Fund shares	112,504	234,563
Redemptions	(4,516,715)	(7,603,790)

Net decrease	(3,909,376)	(5,624,989)

19

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Notes to Financial Statements — continued

Class I	Year Ended October 31, 2013	Year Ended October 31, 2012

Sales	16,665,714	24,905,523
Issued to shareholders electing to receive payments of distributions in Fund shares	546,373	485,942
Redemptions	(15,595,211)	(15,862,419)

Net increase	1,616,876	9,529,046

At October 31, 2013, accounts advised by EVM owned 12.6% of the value of the outstanding shares of the Fund.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2013 and October 31, 2012, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Strategy Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2013

21

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $1,908,813, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 30.50% qualifies for the corporate dividends received deduction.

22

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees
Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm)

(1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

23

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2320-12/13	DISRC

Parametric Market

Neutral Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2013

Parametric Market Neutral Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 50

Federal Tax Information	16

Management and Organization	51

Important Notices	54

Parametric Market Neutral Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major equity markets worldwide recorded strong performance for the 12-month period ended October 31, 2013.

World stock markets were volatile in the final months of 2012 amid the U.S. presidential election and fears of a post-election political deadlock on U.S. tax and spending policies. With the apparent resolution of the so-called “fiscal cliff” budget negotiations in January 2013, global stocks began a sustained rise that gained momentum on positive economic news and continuing support from world central banks. A succession of encouraging economic reports in the U.S. and Europe helped power global stock indexes to record highs in May 2013.

In June 2013, however, equities worldwide faltered after the U.S. Federal Reserve (the Fed) announced that a key component of its economic stimulus effort might be scaled back in late 2013. Investors worried that a stimulus pullback could end markets’ long rise and slow the economic recovery. Global stocks subsequently rebounded as market participants reassessed the potential impact of the Fed’s plan, only to fall again in August 2013 on geopolitical tensions in the Middle East and renewed investor concerns about future Fed policy.

Then, in mid-September 2013, the Fed surprised investors by postponing any stimulus reduction, citing lackluster economic growth and rising interest rates. Global stocks initially jumped in response, but swiftly turned lower amid market participants’ confusion over the Fed’s intentions, along with the mounting threat of a U.S. government shutdown and debt ceiling debacle. While many markets took another hit from the 16-day U.S. government shutdown, they bounced back after a temporary budget deal was reached to reopen the U.S. government and avert a U.S. default on its debts. The two major U.S. stock indexes — the Dow Jones Industrial Average2 and the broader S&P 500 Index — attained new highs, as soft economic data boosted expectations that the Fed would further delay tapering its easy money policies. The Fed confirmed these expectations near period-end by once again leaving its stimulus program intact.

For the full 12-month period, the MSCI World Index of global stocks advanced 25.77%. In the U.S., the Dow Jones Industrial Average and the S&P 500 Index rose 21.82% and 27.18%, respectively, while the technology-laden NASDAQ Composite Index added 33.54%. The MSCI Europe Index returned 27.70%, as European stocks benefited from an improving economy following Europe’s prolonged recession. In Asia, the

MSCI All Country Pacific Index returned 20.43%, but reflecting concerns about slower economic growth in China, the MSCI Golden Dragon Index returned a more modest 12.89%. Emerging markets overall were an exception to the global trend of double-digit gains, with the MSCI Emerging Markets Index rising 6.53% for the 12-month period.

Currency markets delivered mixed performance for the period. For example, the euro strengthened versus the U.S. dollar amid signs that the region’s economies had stabilized, as well as the European Central Bank’s less-accommodative monetary policy relative to the Fed. Conversely, aggressive monetary easing from the Bank of Japan caused the yen to weaken versus the U.S. dollar. In emerging markets, several Eastern European currencies gained relative to the U.S. dollar and euro, while most currencies of nations with large current account deficits, including India and Brazil, declined. During the period, commodity prices generally fell.

Fund Performance

For the fiscal year ended October 31, 2013, Parametric

Market Neutral Fund (the Fund) had a total return of -1.92% for Investor Class shares at net asset value (NAV). By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index2 (the Index), returned 0.09% during the period.

The Fund attempted to maintain substantially offsetting long and short market exposures to equities, currencies and commodities and to follow a generally market-neutral strategy. The Fund implemented this by allocating assets to long/short substrategies that represented regional equities, currencies and commodities. Each substrategy targeted a hedge against market exposure on a stand-alone basis with a relevant benchmark.

For the period, the Fund’s allocation to the developed currencies, U.S. dividend income and international equities substrategies detracted from its performance relative to the Index. The Fund’s allocation to the U.S. equities, emerging markets core equities and commodities substrategies contributed positively to its performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Parametric Market Neutral Fund

October 31, 2013

Performance2,3

Portfolio Managers David M. Stein, Ph.D. and Thomas Seto, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	12/09/2011	10/31/2011	–1.92%	—	–0.28%
Institutional Class at NAV	10/31/2011	10/31/2011	–1.63	—	–0.03
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.09%	0.14%	0.08%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class
Gross				2.14%	1.89%
Net				1.50	1.25

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	10/31/2011	$49,974	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Parametric Market Neutral Fund

October 31, 2013

Fund Profile5

See Endnotes and Additional Disclosures in this report.

4

Parametric Market Neutral Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Europe Index is an unmanaged index designed to measure the developed equity market performance of Europe. MSCI All Country Pacific Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Investor Class is linked to Institutional Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/14. Without the reimbursement, performance would have been lower.

[5]

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. References to investments are to the Portfolio’s holdings.

[6]	Commodity and indices exposures are based on notional amounts plus or minus unrealized appreciation (depreciation).

[7]

The Fund may obtain exposure to certain market segments through investments in Exchange-Traded Funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

Fund profile subject to change due to active management.

5

Parametric Market Neutral Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$983.10	$7.75	**	1.55%
Institutional Class	$1,000.00	$985.10	$6.45	**	1.29%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,017.40	$7.88	**	1.55%
Institutional Class	$1,000.00	$1,018.70	$6.56	**	1.29%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric Market Neutral Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Parametric Market Neutral Portfolio, at value (identified cost, $36,007,665)	$39,671,915
Receivable for Fund shares sold	22,895
Receivable from affiliates	11,397
Total assets	$39,706,207

Liabilities
Payable for Fund shares redeemed	$181,520
Payable to affiliates:
Distribution and service fees	3,919
Trustees’ fees	42
Accrued expenses	59,337
Total liabilities	$244,818
Net Assets	$39,461,389

Sources of Net Assets
Paid-in capital	$40,503,910
Accumulated net realized loss from Portfolio	(4,859,317)
Accumulated undistributed net investment income	152,546
Net unrealized appreciation from Portfolio	3,664,250
Total	$39,461,389

Investor Class Shares
Net Assets	$17,001,134
Shares Outstanding	1,717,619
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.90

Institutional Class Shares
Net Assets	$22,460,255
Shares Outstanding	2,260,517
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.94

7	See Notes to Financial Statements.

Parametric Market Neutral Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $58,766)	$939,721
Interest allocated from Portfolio	24,749
Expenses allocated from Portfolio	(680,853)
Total investment income from Portfolio	$283,617

Expenses
Distribution and service fees
Investor Class	$89,043
Trustees’ fees and expenses	500
Custodian fee	19,890
Transfer and dividend disbursing agent fees	57,177
Legal and accounting services	34,470
Printing and postage	31,476
Registration fees	47,022
Miscellaneous	9,719
Total expenses	$289,297
Deduct —
Allocation of expenses to affiliates	$180,233
Total expense reductions	$180,233

Net expenses	$109,064

Net investment income	$174,553

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $389)	$1,890,308
Financial futures contracts	(3,547,084)
Swap contracts	(1,636,700)
Foreign currency and forward foreign currency exchange contract transactions	(101,541)
Net realized loss	$(3,395,017)
Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $327)	$3,488,659
Financial futures contracts	(1,247,102)
Swap contracts	(32,516)
Foreign currency and forward foreign currency exchange contracts	32,229
Net change in unrealized appreciation (depreciation)	$2,241,270

Net realized and unrealized loss	$(1,153,747)

Net decrease in net assets from operations	$(979,194)

8	See Notes to Financial Statements.

Parametric Market Neutral Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$174,553	$52,079
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(3,395,017)	(1,207,740)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	2,241,270	1,422,980
Net increase (decrease) in net assets from operations	$(979,194)	$267,319
Distributions to shareholders —
From net investment income
Investor Class	$(241,240)	$—
Institutional Class	(98,378)	—
Total distributions to shareholders	$(339,618)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$10,815,913	$50,716,001
Institutional Class	26,870,697	15,284,436
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	241,017	—
Institutional Class	48,462	—
Cost of shares redeemed
Investor Class	(38,543,807)	(5,374,626)
Institutional Class	(19,978,946)	(566,265)
Net increase (decrease) in net assets from Fund share transactions	$(20,546,664)	$60,059,546

Net increase (decrease) in net assets	$(21,865,476)	$60,326,865

Net Assets
At beginning of year	$61,326,865	$1,000,000
At end of year	$39,461,389	$61,326,865

Accumulated undistributed net investment income included in net assets
At end of year	$152,546	$300,589

9	See Notes to Financial Statements.

Parametric Market Neutral Fund

October 31, 2013

Financial Highlights

	Investor Class
	Year Ended October 31, 2013	Period Ended October 31, 2012(1)
Net asset value — Beginning of period	$10.140	$10.000

Income (Loss) From Operations
Net investment income (loss)(2)	$0.023	$(0.003)
Net realized and unrealized gain (loss)	(0.207)	0.143

Total income (loss) from operations	$(0.184)	$0.140

Less Distributions
From net investment income	$(0.056)	$—

Total distributions	$(0.056)	$—

Net asset value — End of period	$9.900	$10.140

Total Return(3)	(1.92)%	1.40	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,001	$45,444
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.55%	1.55	%(8)
Net investment income (loss)	0.23%	(0.03	)%(8)
Portfolio Turnover of the Portfolio	65%	22	%(9)

(1)	For the period from commencement of operations, December 9, 2011, to October 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser of the Portfolio and/or the investment adviser and administrator of the Fund subsidized certain operating expenses (equal to 0.33% and 0.84% of average daily net assets for the year ended October 31, 2013 and for the period ended October 31, 2012, respectively). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would have been lower.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2012.

10	See Notes to Financial Statements.

Parametric Market Neutral Fund

October 31, 2013

Financial Highlights — continued

	Institutional Class
	Year Ended October 31,
	2013	2012
Net asset value — Beginning of year	$10.160	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.051	$0.062
Net realized and unrealized gain (loss)	(0.205)	0.098

Total income (loss) from operations	$(0.154)	$0.160

Less Distributions
From net investment income	$(0.066)	$—

Total distributions	$(0.066)	$—

Net asset value — End of year	$9.940	$10.160

Total Return(2)	(1.63)%	1.60%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,460	$15,883
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.30%	1.30%
Net investment income	0.50%	0.62%
Portfolio Turnover of the Portfolio	65%	22%

The Fund commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of the Portfolio and/or the investment adviser and administrator of the Fund subsidized certain operating expenses (equal to 0.33% and 0.84% of average daily net assets for the years ended October 31, 2013 and 2012, respectively). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would have been lower.

11	See Notes to Financial Statements.

Parametric Market Neutral Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Market Neutral Fund (formerly, Eaton Vance Parametric Structured Absolute Return Fund) (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Investor Class (renamed from Class A effective March 1, 2013) and Institutional Class (renamed from Class I effective March 1, 2013) shares are sold at net asset value and are not subject to a sales charge. Prior to March 1, 2013, the date the sales charge was eliminated and the share class was renamed, Investor Class shares were generally sold subject to a sales charge of 4.75% imposed at time of purchase. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Parametric Market Neutral Portfolio (formerly, Parametric Structured Absolute Return Portfolio) (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (20.9% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had deferred capital losses of $5,517,009 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

12

Parametric Market Neutral Fund

October 31, 2013

Notes to Financial Statements — continued

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$339,618	$—

During the year ended October 31, 2013, accumulated net realized loss was increased by $8,050, accumulated undistributed net investment income was increased by $17,022 and paid-in capital was decreased by $8,972 due to differences between book and tax accounting, primarily for swap contracts, distributions from real estate investment trusts (REITs), the Portfolio’s investment in a subsidiary, investments in passive foreign investment companies (PFICs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$197,825
Deferred capital losses	$(5,517,009)
Net unrealized appreciation	$4,276,663

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from REITs, wash sales, partnership allocations, futures contracts, swap contracts and investments in PFICs.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM effective September 30, 2013, the fee is computed at an annual rate of 0.80% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million, and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. Prior to September 30, 2013, the fee was computed at an annual rate of 1.00% of the Fund’s Investable Assets up to $500 million and at reduced rates on daily Investable Assets of $500 million and over. Pursuant to a sub-advisory agreement, EVM pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its adviser and administration fee for sub-advisory services provided to the Fund. For the year ended October 31, 2013, the Fund incurred no adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.50% and 1.25% (1.55% and 1.30% prior to September 30, 2013) of the Fund’s average daily net assets for Investor Class and Institutional Class, respectively. This agreement may be changed or terminated after February 28, 2014. Pursuant to the agreement, EVM and Parametric were allocated $180,233 in total of the Fund’s operating expenses for the year ended October 31, 2013.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $1,945 in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class shares (see Note 4).

13

Parametric Market Neutral Fund

October 31, 2013

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser and administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $89,043 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Prior to March 1, 2013, Investor Class shares may have been subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC was based upon the lower of the net asset value at date of redemption or date of purchase. No charge was levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2013, the Fund was informed that EVD received no CDSCs paid by Investor Class shareholders.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $7,036,772 and $27,876,550, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Investor Class	Year Ended October 31, 2013	Period Ended October 31, 2012(1)

Sales	1,075,196	5,014,015
Issued to shareholders electing to receive payments of distributions in Fund shares	23,887	—
Redemptions	(3,864,419)	(531,060)

Net increase (decrease)	(2,765,336)	4,482,955

	Year Ended October 31,
Institutional Class	2013	2012

Sales	2,711,266	1,519,088
Issued to shareholders electing to receive payments of distributions in Fund shares	4,793	—
Redemptions	(2,018,718)	(55,912)

Net increase	697,341	1,463,176

(1)	Investor Class commenced operations on December 9, 2011.

At October 31, 2013, pooled income funds (established and maintained by a public charity) managed by EVM and accounts advised by EVM owned 16.0% and 38.2%, respectively, of the value of the outstanding shares of the Fund.

8  Name Change

Effective March 1, 2013, the name of Parametric Market Neutral Fund was changed from Eaton Vance Parametric Structured Absolute Return Fund.

14

Parametric Market Neutral Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Market Neutral Fund (formerly, Eaton Vance Parametric Structured Absolute Return Fund):

We have audited the accompanying statement of assets and liabilities of Parametric Market Neutral Fund (formerly, Eaton Vance Parametric Structured Absolute Return Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Market Neutral Fund as of October 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2013

15

Parametric Market Neutral Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $667,782, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 8.17% qualifies for the corporate dividends received deduction.

16

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments

Common Stocks — 79.9%

Security	Shares	Value

Australia — 1.2%
AGL Energy, Ltd.	6,263	$92,521
Amcor, Ltd.	26,811	274,662
APA Group	2,615	14,983
Australia and New Zealand Banking Group, Ltd.	5,038	161,218
BHP Billiton, Ltd.	3,327	117,621
Caltex Australia, Ltd.	1,134	19,814
Coca-Cola Amatil, Ltd.	3,677	44,809
Commonwealth Bank of Australia	2,710	195,127
Computershare, Ltd.	3,083	31,287
Crown, Ltd.	1,448	23,084
CSL, Ltd.	1,570	103,204
Flight Centre, Ltd.	426	20,914
Fortescue Metals Group, Ltd.	5,562	27,278
GPT Group	4,603	16,043
Harvey Norman Holdings, Ltd.	17,218	52,983
James Hardie Industries PLC CDI	1,310	13,550
Leighton Holdings, Ltd.	1,693	28,681
National Australia Bank, Ltd.	4,160	139,031
Orica, Ltd.	6,144	122,316
Origin Energy, Ltd.	8,544	118,116
Rio Tinto, Ltd.	1,762	106,023
Seek, Ltd.	1,836	22,556
Sydney Airport	3,269	12,947
Tabcorp Holdings, Ltd.	6,320	21,496
Tatts Group, Ltd.	6,146	18,249
Telstra Corp., Ltd.	41,478	202,963
Transurban Group	5,911	39,653
Wesfarmers, Ltd.(1)	728	29,541
Westfield Group	2,158	22,084
Westfield Retail Trust	9,500	27,716
Westpac Banking Corp.	1,258	40,844
Woodside Petroleum, Ltd.	939	34,424
Woolworths, Ltd.	3,993	131,675

		$2,327,413

Austria — 0.2%
OMV AG	4,822	$230,022
Raiffeisen Bank International AG	3,142	115,248
Verbund AG	2,413	56,605

		$401,875

Belgium — 0.7%
Ageas NV SA	649	$27,579
Anheuser-Busch InBev NV	4,495	465,968

Security	Shares	Value

Belgium (continued)
Belgacom SA	3,901	$106,737
Colruyt SA	2,239	124,908
Delhaize Group SA	332	21,203
Groupe Bruxelles Lambert SA	2,456	219,015
Solvay SA	941	147,138
Telenet Group Holding NV	1,303	71,418
UCB SA	2,110	138,504
Umicore SA	1,724	82,095

		$1,404,565

Brazil — 1.4%
AES Tiete SA, PFC Shares	3,300	$32,343
All America Latina Logistica SA (Units)	11,200	40,041
Banco do Brasil SA	9,700	128,397
Banco Santander Brasil SA ADR	16,000	110,880
BM&F Bovespa SA	22,200	125,122
BR Malls Participacoes SA	5,900	56,994
Bradespar SA, PFC Shares	2,500	29,716
Centrais Eletricas Brasileiras SA	5,300	27,487
Cia de Concessoes Rodoviarias SA (CCR)	11,200	92,319
Cia de Saneamento Basico do Estado de Sao Paulo ADR	5,800	61,538
Cia de Saneamento de Minas Gerais-COPASA	1,500	24,337
Cia Energetica de Minas Gerais SA ADR	2,639	23,672
Cia Energetica de Minas Gerais SA, PFC Shares	3,600	32,028
Cia Energetica de Sao Paulo, PFC Shares	2,400	25,055
Cia Hering	5,300	76,770
Cia Paranaense de Energia ADR	2,500	34,700
Cia Siderurgica Nacional SA ADR	7,900	43,766
Cielo SA	3,624	109,903
CPFL Energia SA ADR	2,100	35,448
Diagnosticos da America SA	10,000	51,332
Embraer SA ADR	2,000	58,780
Eneva SA(1)	9,800	19,642
Estacio Participacoes SA	9,300	71,811
Gerdau SA ADR	6,800	53,924
Itau Unibanco Holding SA ADR, PFC Shares	6,510	100,319
Itau Unibanco Holding SA, PFC Shares	7,400	114,499
Lojas Americanas SA, PFC Shares	11,865	87,507
Lojas Renner SA	2,400	72,381
Marcopolo SA, PFC Shares	11,400	29,389
Natura Cosmeticos SA	4,000	79,829
Oi SA ADR	18,499	32,003
PDG Realty SA Empreendimentos e Participacoes(1)	31,800	28,565
Petroleo Brasileiro SA ADR	8,800	153,384
Petroleo Brasileiro SA, PFC Shares	12,100	109,712
Raia Drogasil SA	10,000	72,995

17	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Brazil (continued)
Tim Participacoes SA	7,100	$35,951
Totvs SA	2,000	33,781
Tractebel Energia SA	2,400	40,866
Ultrapar Participacoes SA	1,800	47,851
Vale SA	3,100	49,291
Vale SA ADR	11,500	184,115
Weg SA	3,600	46,889

		$2,685,332

Chile — 0.7%
Aguas Andinas SA, Series A	57,700	$39,086
Antarchile SA, Series A	2,600	39,839
Banco de Chile	527,801	80,450
Banco de Credito e Inversiones	924	54,024
Banco Santander Chile SA ADR	3,056	75,055
Besalco SA	11,900	16,731
Cap SA	1,500	31,154
Cencosud SA	15,900	64,870
Cia Cervecerias Unidas SA	1,900	25,482
Cia General de Electricidad SA	6,200	35,221
Colbun SA	111,100	27,545
Corpbanca SA	3,255,600	36,608
Embotelladora Andina SA, Class B, PFC Shares	4,800	27,071
Empresa Nacional de Electricidad SA	42,900	65,407
Empresas CMPC SA	21,900	65,155
Empresas Copec SA	8,700	127,379
Enersis SA	266,300	89,411
ENTEL SA	2,300	35,395
Latam Airlines Group SA	4,500	74,539
Parque Arauco SA	16,000	30,891
Quinenco SA	5,975	15,525
Ripley Corp. SA	17,800	15,637
S.A.C.I. Falabella SA	12,200	121,416
Salfacorp SA	14,400	16,446
Sigdo Koppers SA	8,300	13,854
Sociedad Quimica y Minera de Chile SA, Series B ADR	1,500	41,415
Sonda SA	18,900	49,072
Vina Concha y Toro SA	16,500	30,278

		$1,344,956

China — 2.1%
Agricultural Bank of China, Ltd., Class H	204,000	$98,307
Air China, Ltd., Class H	70,000	47,659
Anhui Conch Cement Co., Ltd., Class H	19,500	68,176
Baidu, Inc. ADR(1)	1,200	193,080

Security	Shares	Value

China (continued)
Bank of Communications, Ltd., Class H	84,000	$61,550
Beijing Enterprises Holdings, Ltd.	8,000	65,463
Brilliance China Automotive Holdings, Ltd.	18,000	31,346
BYD Co., Ltd., Class H(1)	8,000	39,714
China CITIC Bank Corp., Ltd., Class H	120,000	67,466
China Coal Energy Co., Class H	155,213	95,043
China Communications Construction Co., Ltd., Class H	72,000	58,675
China Construction Bank Corp., Class H	266,000	206,955
China Eastern Airlines Corp., Ltd., Class H(1)	132,000	45,438
China Life Insurance Co., Ltd., Class H	45,000	118,790
China Longyuan Power Group Corp., Class H	43,000	49,417
China Mengniu Dairy Co., Ltd.	7,000	30,657
China Merchants Bank Co., Ltd., Class H	52,500	104,391
China Merchants Holdings (International) Co., Ltd.	16,000	56,617
China Minsheng Banking Corp., Ltd., Class H	70,000	80,216
China Mobile, Ltd.	33,500	348,120
China National Building Material Co., Ltd., Class H	102,000	99,597
China Overseas Land & Investment, Ltd.	30,000	92,777
China Pacific Insurance (Group) Co., Ltd., Class H	26,800	96,672
China Resources Enterprise, Ltd.	16,000	56,562
China Resources Power Holdings Co., Ltd.	28,000	73,475
China Telecom Corp., Ltd., Class H	100,000	52,235
China Yurun Food Group, Ltd.(1)	47,000	31,191
Citic Pacific, Ltd.	30,000	42,550
Ctrip.com International, Ltd. ADR(1)	1,100	59,675
Digital China Holdings, Ltd.	32,000	42,104
Dongfeng Motor Group Co., Ltd., Class H	28,000	39,443
Guangdong Investment, Ltd.	52,000	44,697
Guangzhou Automobile Group Co., Ltd., Class H	34,000	40,309
Home Inns & Hotels Management, Inc. ADR(1)	1,100	38,324
Inner Mongolia Eerduosi Cashmere Products Co., Ltd., Class B	104,600	92,195
Inner Mongolia Yitai Coal Co., Ltd., Class B	50,400	99,654
Jiangxi Copper Co., Ltd., Class H	55,000	105,587
Kunlun Energy Co., Ltd.	78,000	127,798
Lenovo Group, Ltd.	42,000	44,882
Mindray Medical International, Ltd. ADR	800	30,088
NetEase.com, Inc. ADR	800	54,008
New Oriental Education & Technology Group, Inc. ADR	2,000	52,420
PICC Property & Casualty Co., Ltd., Class H	50,000	76,285
Ports Design, Ltd.	39,000	29,043
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	24,000	22,474
SINA Corp.(1)	660	55,150
Sino Biopharmaceutical, Ltd.	48,000	33,677
Sinopharm Group Co., Ltd., Class H	14,800	39,992

18	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

China (continued)
Sohu.com, Inc.(1)	700	$46,872
Sound Global, Ltd.(1)	68,000	38,195
Tingyi (Cayman Islands) Holding Corp.	22,000	62,155
Tsingtao Brewery Co., Ltd., Class H	4,000	32,732
Want Want China Holdings, Ltd.	51,000	78,154
Weichai Power Co., Ltd., Class H	15,200	60,840
WuXi PharmaTech (Cayman), Inc. ADR(1)	800	23,400
Yanzhou Coal Mining Co., Ltd., Class H	94,000	97,386
ZTE Corp., Class H(1)	14,400	31,382

		$4,011,060

Colombia — 0.4%
Almacenes Exito SA	3,800	$63,656
Banco de Bogota	1,150	40,729
Bancolombia SA ADR, PFC Shares	1,000	56,130
Cementos Argos SA	5,600	29,563
Cia Colombiana de Inversiones SA	6,700	21,527
Ecopetrol SA	45,600	108,437
Empresa de Energia de Bogota SA	29,900	25,123
Grupo Argos SA	2,900	33,623
Grupo Aval Acciones y Valores SA	56,100	39,429
Grupo Aval Acciones y Valores SA, PFC Shares	61,500	42,736
Grupo de Inversiones Suramericana	2,750	54,496
Grupo Nutresa SA	5,470	78,046
Grupo Odinsa SA	3,523	16,085
Interconexion Electrica SA	4,900	24,236
ISAGEN SA ESP	21,100	33,673

		$667,489

Czech Republic — 0.4%
CEZ AS	11,750	$338,126
Komercni Banka AS	800	198,166
New World Resources PLC, Class A	10,220	14,614
Pegas Nonwovens SA	2,940	91,246
Unipetrol AS(1)	8,460	75,818

		$717,970

Denmark — 0.8%
A.P. Moller-Maersk A/S, Class A	8	$72,239
A.P. Moller-Maersk A/S, Class B	10	96,750
Coloplast A/S, Class B	5,185	338,190
Danske Bank A/S(1)	1,163	27,174
DSV A/S	4,535	132,677
Novo Nordisk A/S, Class B	2,773	461,850
Novozymes A/S, Class B	6,007	235,267

Security	Shares	Value

Denmark (continued)
TDC A/S	4,463	$40,315
Tryg A/S	823	75,154
William Demant Holding A/S(1)	597	59,119

		$1,538,735

Egypt — 0.3%
Alexandria Mineral Oils Co.	3,300	$30,086
Commercial International Bank	26,300	162,720
Eastern Tobacco	2,550	38,079
Egypt Kuwaiti Holding Co.	35,600	33,421
Egyptian Financial Group-Hermes Holding SAE(1)	13,800	15,993
El Sewedy Cables Holding Co.	2,000	7,982
Ezz Steel(1)	23,000	42,607
Global Telecom Holding SAE(1)	137,000	93,616
Juhayna Food Industries	47,300	87,132
Orascom Telecom Media and Technology Holding SAE	173,500	16,843
Sidi Kerir Petrochemicals Co.	16,100	38,995
Talaat Moustafa Group(1)	57,300	46,102
Telecom Egypt	14,500	28,551

		$642,127

Finland — 0.7%
Elisa Oyj	5,394	$135,140
Fortum Oyj	3,112	69,419
Kesko Oyj, Class B	860	28,578
Kone Oyj, Class B	3,397	299,487
Metso Oyj	594	23,380
Neste Oil Oyj	4,619	91,587
Nokia Oyj(1)	25,461	193,523
Nokian Renkaat Oyj	461	23,316
Orion Oyj, Class B	3,395	91,245
Sampo Oyj	3,676	173,877
Stora Enso Oyj	7,140	66,301
UPM-Kymmene Oyj	2,069	32,850
Wartsila Oyj	1,868	82,886

		$1,311,589

France — 1.4%
ADP	564	$60,243
Air Liquide SA	2,391	324,970
AXA SA	1,115	27,781
Carrefour SA	1,390	50,739
CGG SA(1)	935	20,551
Christian Dior SA	420	79,689
CNP Assurances	1,104	19,448

19	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

France (continued)
Compagnie Generale des Etablissements Michelin, Class B	95	$9,899
Credit Agricole SA(1)	2,273	27,329
Dassault Systemes SA	711	86,376
Essilor International SA	745	79,838
GDF Suez	5,420	134,328
Groupe FNAC SA(1)	7	196
Iliad SA	94	21,469
Imerys SA	335	26,874
JCDecaux SA	514	20,601
Kering SA	57	12,918
L’Oreal SA	405	69,152
Lagardere SCA	586	21,289
LVMH Moet Hennessy Louis Vuitton SA	1,743	334,648
Natixis	4,697	25,259
Orange SA	1,455	20,001
Pernod-Ricard SA	1,906	228,927
Renault SA	2,402	209,575
Safran SA	2,120	135,167
Sanofi	1,404	149,699
SES SA	691	20,098
Societe BIC SA	699	87,287
Societe Generale	396	22,370
Sodexo	842	81,696
Suez Environnement Co. SA	2,287	39,879
Thales SA	520	31,848
Total SA	1,376	84,422
Unibail-Rodamco SE	90	23,514
Vallourec SA	338	20,118
Veolia Environnement	1,075	18,442

		$2,626,640

Germany — 1.4%
Adidas AG	795	$90,587
BASF SE	206	21,386
Bayerische Motoren Werke AG	889	100,616
Bayerische Motoren Werke AG, PFC Shares	1,031	86,059
Beiersdorf AG	428	40,811
Brenntag AG	97	16,413
Celesio AG	733	22,789
Commerzbank AG(1)	3,732	47,731
Continental AG	166	30,356
Daimler AG	993	81,302
Deutsche Boerse AG	257	19,333
Deutsche Lufthansa AG(1)	814	15,737
Deutsche Post AG	4,268	144,136
Deutsche Telekom AG	4,513	70,920

Security	Shares	Value

Germany (continued)
E.ON AG	1,363	$24,845
Fraport AG	277	21,430
Hannover Rueckversicherung AG	307	24,570
Henkel AG & Co. KGaA	945	87,156
Henkel AG & Co. KGaA, PFC Shares	1,399	151,050
Hochtief AG	228	20,621
Linde AG	2,351	446,280
Muenchener Rueckversicherungs-Gesellschaft AG	103	21,489
Osram Licht AG(1)	2,720	140,876
Porsche Automobil Holding SE, PFC Shares	228	21,290
ProSiebenSat.1 Media AG	593	28,192
RWE AG	760	28,000
RWE AG, PFC Shares	812	27,664
Salzgitter AG	502	22,093
SAP AG	6,282	491,580
Siemens AG	378	48,305
ThyssenKrupp AG(1)	1,562	39,852
United Internet AG	3,321	131,001
Volkswagen AG	93	22,743
Volkswagen AG, PFC Shares	168	42,606

		$2,629,819

Greece — 0.3%
Alpha Bank AE(1)	28,500	$25,528
Costamare, Inc.	1,100	20,427
Diana Shipping, Inc.(1)	1,100	12,474
DryShips, Inc.(1)	4,000	11,000
Ellaktor SA(1)	4,300	18,687
Folli Follie SA(1)	600	17,821
Frigoglass SA(1)	1,288	10,304
Hellenic Petroleum SA	2,093	27,215
Hellenic Telecommunications Organization SA(1)	5,600	70,478
JUMBO SA(1)	1,900	25,493
Metka SA	700	13,143
Motor Oil (Hellas) Corinth Refineries SA	1,200	14,266
Mytilineos Holdings SA(1)	4,300	34,722
National Bank of Greece SA(1)	9,000	51,119
OPAP SA	5,800	72,023
Piraeus Bank SA(1)	20,800	43,420
Public Power Corp. SA	2,799	41,598
Titan Cement Co. SA(1)	1,803	49,043

		$558,761

Hong Kong — 1.0%
AAC Technologies Holdings, Inc.	4,500	$19,772
Bank of East Asia, Ltd.	21,600	93,609

20	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Hong Kong (continued)
BOC Hong Kong (Holdings), Ltd.	40,500	$131,743
Cathay Pacific Airways, Ltd.	44,000	87,164
Cheung Kong Infrastructure Holdings, Ltd.	19,000	132,216
CLP Holdings, Ltd.	9,000	72,482
Galaxy Entertainment Group, Ltd.(1)	38,000	283,666
Hang Seng Bank, Ltd.	16,900	282,339
Hong Kong & China Gas Co., Ltd.	86,180	200,871
Hopewell Holdings, Ltd.	17,000	57,361
Li & Fung, Ltd.	20,000	28,120
Link REIT (The)	8,000	40,348
MGM China Holdings, Ltd.	5,200	17,997
MTR Corp., Ltd.	26,000	100,555
Orient Overseas (International), Ltd.	3,500	18,078
Power Assets Holdings, Ltd.	28,000	232,912
Sands China, Ltd.	2,800	19,981
Wheelock & Co., Ltd.	3,000	15,349
Wing Hang Bank, Ltd.	4,000	56,729
Wynn Macau, Ltd.	5,200	19,827

		$1,911,119

Hungary — 0.4%
Magyar Telekom Rt.	43,480	$59,619
MOL Hungarian Oil & Gas Rt.	2,770	189,395
OTP Bank Rt.	10,260	212,846
Richter Gedeon Nyrt.	10,510	199,851

		$661,711

India — 0.1%
Dr. Reddy’s Laboratories, Ltd. ADR	700	$27,755
Infosys, Ltd. ADR	4,000	212,240

		$239,995

Indonesia — 0.7%
Adaro Energy Tbk PT	534,500	$48,321
AKR Corporindo Tbk PT	39,000	16,761
Bank Central Asia Tbk PT	140,500	130,174
Bank Mandiri Tbk PT	88,500	67,579
Bank Negara Indonesia Persero Tbk PT	133,000	56,696
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	358,000	28,960
Bank Rakyat Indonesia Tbk PT	112,500	78,956
Bumi Resources Tbk PT(1)	560,000	22,551
Energi Mega Persada Tbk PT(1)	1,737,000	12,319
Gudang Garam Tbk PT	19,500	63,755
Indo Tambangraya Megah Tbk PT	11,000	29,167

Security	Shares	Value

Indonesia (continued)
Indocement Tunggal Prakarsa Tbk PT	28,000	$51,890
Indofood Sukses Makmur Tbk PT	114,500	67,455
Jasa Marga (Persero) Tbk PT	52,500	24,441
Kalbe Farma Tbk PT	400,000	46,053
Lippo Karawaci Tbk PT	274,500	27,486
Media Nusantara Citra Tbk PT	206,500	45,733
Perusahaan Gas Negara Tbk PT	151,500	68,522
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	204,500	28,998
Semen Gresik (Persero) Tbk PT	64,000	81,427
Surya Semesta Internusa Tbk PT	156,289	11,081
Tambang Batubara Bukit Asam Tbk PT	19,500	21,020
Telekomunikasi Indonesia Tbk PT	734,000	152,680
Unilever Indonesia Tbk PT	26,000	69,133
United Tractors Tbk PT	37,000	57,427
Wijaya Karya Persero Tbk PT	145,500	24,759
XL Axiata Tbk PT	76,000	30,147

		$1,363,491

Ireland — 0.2%
CRH PLC	5,444	$132,472
Elan Corp. PLC(1)	2,473	41,076
Kerry Group PLC, Class A	4,505	288,522

		$462,070

Israel — 0.4%
Bank Hapoalim B.M.	23,320	$124,843
Bank Leumi Le-Israel B.M.(1)	29,447	112,089
Bezeq Israeli Telecommunication Corp., Ltd.	51,380	89,334
Delek Group, Ltd.	104	35,912
Israel Chemicals, Ltd.	3,091	25,554
Israel Corp., Ltd.(1)	67	33,712
Mizrahi Tefahot Bank, Ltd.	5,302	62,149
NICE Systems, Ltd.	2,302	90,264
Teva Pharmaceutical Industries, Ltd. ADR	6,627	245,795

		$819,652

Italy — 0.9%
Atlantia SpA	4,869	$106,714
Autogrill SpA(1)	2,491	22,361
Enel Green Power SpA	42,660	103,773
Enel SpA	4,608	20,330
ENI SpA	19,307	490,145
Fiat SpA(1)	2,318	18,189
Finmeccanica SpA(1)	5,684	41,653

21	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Italy (continued)
Luxottica Group SpA	3,550	$192,308
Pirelli & C. SpA	2,428	34,155
Snam Rete Gas SpA	40,301	207,651
Telecom Italia SpA	21,220	20,701
Telecom Italia SpA, PFC Shares	121,198	94,795
Tenaris SA	2,416	56,521
Terna Rete Elettrica Nazionale SpA	40,309	199,545
UniCredit SpA	2,700	20,268

		$1,629,109

Japan — 2.6%
ABC-Mart, Inc.	700	$35,008
Air Water, Inc.	2,000	28,588
Aisin Seiki Co., Ltd.	600	24,375
All Nippon Airways Co., Ltd.	19,000	39,696
Amada Co., Ltd.	3,000	25,808
Bank of Kyoto, Ltd. (The)	6,000	52,868
Bank of Yokohama, Ltd. (The)	10,000	55,143
Brother Industries, Ltd.	1,800	20,452
Calbee, Inc.	700	18,368
Canon, Inc.	800	25,245
Chiba Bank, Ltd. (The)	6,000	42,773
Chugai Pharmaceutical Co., Ltd.	3,400	79,888
Chugoku Bank, Ltd. (The)	4,000	57,506
Citizen Holdings Co., Ltd.	2,900	20,690
Coca-Cola West Co., Ltd.	1,000	20,283
Dai Nippon Printing Co., Ltd.	2,000	21,012
Daihatsu Motor Co., Ltd.	6,000	116,497
Denso Corp.	400	19,227
Electric Power Development Co., Ltd.	600	19,175
Fuji Electric Co., Ltd.	5,000	22,415
Fuji Heavy Industries, Ltd.	2,000	54,683
FUJIFILM Holdings Corp.	900	22,017
Gunma Bank, Ltd. (The)	13,000	75,220
Hachijuni Bank, Ltd. (The)	11,000	67,953
Hamamatsu Photonics K.K.	800	29,935
Hino Motors, Ltd.	2,000	28,259
Hirose Electric Co., Ltd.	200	30,514
Hiroshima Bank, Ltd. (The)	11,000	46,815
Hitachi Chemical Co., Ltd.	1,400	21,478
Hitachi Construction Machinery Co., Ltd.	1,300	27,532
Hitachi, Ltd.	4,000	27,980
Hoya Corp.	500	11,990
Ibiden Co., Ltd.	1,300	22,536
IHI Corp.	5,000	21,172
Isetan Mitsukoshi Holdings, Ltd.	1,100	16,671

Security	Shares	Value

Japan (continued)
Isuzu Motors, Ltd.	5,000	$31,138
ITOCHU Techno-Solutions Corp.	1,000	39,230
Iyo Bank, Ltd. (The)	6,000	62,650
Japan Airlines Co., Ltd.	2,200	128,595
Japan Tobacco, Inc.	1,200	43,420
JFE Holdings, Inc.	1,100	25,008
Joyo Bank, Ltd. (The)	3,000	15,582
JSR Corp.	1,200	22,858
JTEKT Corp.	2,100	26,960
JX Holdings, Inc.	4,000	19,779
Kamigumi Co., Ltd.	7,000	60,888
Kansai Paint Co., Ltd.	6,000	80,621
Kao Corp.	1,500	49,955
Kawasaki Heavy Industries, Ltd.	8,000	31,260
KDDI Corp.	1,100	59,572
Keikyu Corp.	3,000	28,239
Keio Corp.	6,000	41,571
Keyence Corp.	200	85,718
Kinden Corp.	2,000	21,966
Kirin Holdings Co., Ltd.	2,000	29,231
Komatsu, Ltd.	1,600	35,105
Konami Corp.	900	21,751
Kubota Corp.	2,000	29,613
Kuraray Co., Ltd.	1,800	21,134
Kyowa Hakko Kirin Co., Ltd.	2,000	22,090
Lawson, Inc.	200	16,039
Makita Corp.	600	30,342
Mazda Motor Corp.(1)	4,000	18,006
Miraca Holdings, Inc.	500	22,529
Mitsubishi Electric Corp.	4,000	43,968
Mitsubishi Gas Chemical Co., Inc.	4,000	32,690
Mitsubishi Materials Corp.	8,000	31,299
Mitsubishi Tanabe Pharma Corp.	700	9,873
Mitsui Chemicals, Inc.	11,000	29,241
Mitsui O.S.K. Lines, Ltd.	8,000	33,863
MS&AD Insurance Group Holdings, Inc.	1,100	28,443
Murata Manufacturing Co., Ltd.	200	16,054
NGK Spark Plug Co., Ltd.	4,000	91,352
NHK Spring Co., Ltd.	2,800	29,310
Nippon Electric Glass Co., Ltd.	4,000	20,575
Nippon Meat Packers, Inc.	1,000	14,641
Nippon Telegraph & Telephone Corp.	800	41,584
Nippon Yusen K.K.	5,000	15,277
Nishi-Nippon City Bank, Ltd. (The)	16,000	43,228
Nisshin Seifun Group, Inc.	1,500	16,262
Nitori Holdings Co., Ltd.	400	37,522

22	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Nitto Denko Corp.	700	$36,709
NOK Corp.	1,300	20,096
NSK, Ltd.	3,000	32,047
NTT DoCoMo, Inc.	8,900	141,199
Odakyu Electric Railway Co., Ltd.	2,000	19,302
OMRON Corp.	700	26,713
Ono Pharmaceutical Co., Ltd.	1,100	83,171
Oracle Corp. Japan	300	11,845
Osaka Gas Co., Ltd.	9,000	37,909
Panasonic Corp.	2,100	21,524
Rakuten, Inc.	1,829	23,831
Ricoh Co., Ltd.	1,000	10,561
Rinnai Corp.	500	38,700
ROHM Co., Ltd.	400	16,419
Sankyo Co., Ltd.	600	28,535
Santen Pharmaceutical Co., Ltd.	800	40,613
Seven Bank, Ltd.	8,300	29,376
Shikoku Electric Power Co., Inc.(1)	1,100	19,634
Shin-Etsu Chemical Co., Ltd.	300	16,963
Shinsei Bank, Ltd.	4,000	9,365
Shiseido Co., Ltd.	1,100	18,818
Shizuoka Bank, Ltd. (The)	7,000	78,760
SoftBank Corp.	900	67,211
Sony Corp.	1,000	17,445
Stanley Electric Co., Ltd.	900	20,935
Sumco Corp.	3,300	29,986
Sumitomo Chemical Co., Ltd.	7,000	25,637
Sumitomo Electric Industries, Ltd.	1,800	26,972
Sumitomo Metal Mining Co., Ltd.	2,000	27,701
Sumitomo Mitsui Trust Holding, Inc.	4,000	19,756
Suntory Beverage & Food, Ltd.(1)	800	26,338
Suruga Bank, Ltd.	3,000	47,590
Suzuken Co., Ltd.	1,600	57,776
Suzuki Motor Corp.	800	20,116
Sysmex Corp.	200	13,249
Taisho Pharmaceutical Holdings Co., Ltd.	200	14,043
Taiyo Nippon Sanso Corp.	3,000	20,572
Takashimaya Co., Ltd.	3,000	28,623
Takeda Pharmaceutical Co., Ltd.	500	23,827
Terumo Corp.	400	19,372
THK Co., Ltd.	1,300	28,377
Toho Gas Co., Ltd.	9,000	46,930
Tohoku Electric Power Co., Inc.(1)	1,500	18,156
Tokyo Electric Power Co., Inc.(1)	5,600	29,887
Tokyo Electron, Ltd.	300	16,462
Tokyo Gas Co., Ltd.	6,000	32,556

Security	Shares	Value

Japan (continued)
TonenGeneral Sekiyu K.K.	8,000	$74,316
TOTO, Ltd.	1,000	14,142
Toyo Seikan Kaisha, Ltd.	1,000	20,783
Toyoda Gosei Co., Ltd.	800	20,004
Toyota Boshoku Corp.	1,800	24,109
Toyota Industries Corp.	400	17,644
Toyota Motor Corp.	700	45,387
Tsumura & Co.	800	25,144
Unicharm Corp.	1,700	109,189
USS Co., Ltd.	3,800	55,649
Yakult Honsha Co., Ltd.	600	30,476
Yamaguchi Financial Group, Inc.	3,000	28,271
Yamaha Corp.	1,400	20,903
Yamaha Motor Co., Ltd.	2,400	36,764
Yamato Holdings Co., Ltd.	700	15,054
Yaskawa Electric Corp.	1,000	12,951
Yokogawa Electric Corp.	1,300	16,989
Yokohama Rubber Co., Ltd. (The)	2,000	19,563

		$4,934,749

Kuwait — 0.4%
Agility Public Warehousing Co. KSC	5,000	$12,579
Al Ahli Bank of Kuwait KSC	21,235	37,153
Al-Qurain Petrochemicals Co.	20,000	16,145
Boubyan Bank KSC(1)	5,750	12,450
Boubyan Petrochemicals Co.	25,700	59,136
Burgan Bank SAK	5,750	11,818
Commercial Bank of Kuwait SAK(1)	10,000	25,215
Gulf Bank(1)	25,837	36,693
Gulf Cable and Electrical Industries Co.	4,300	14,639
Kuwait Finance House KSC	25,856	75,232
Kuwait Foods Co. (Americana)	5,000	43,612
Kuwait Portland Cement Co.	3,600	17,856
Mabanee Co. SAKC	6,000	25,970
Mobile Telecommunications Co.	45,700	114,948
National Bank of Kuwait SAK	33,037	106,641
National Industries Group Holding(1)	37,700	34,705
National Mobile Telecommunication Co. KSC	2,500	17,020
Sultan Center Food Products Co.(1)	74,929	27,077

		$688,889

Malaysia — 0.7%
Airasia Bhd	23,600	$20,035
AMMB Holdings Bhd	19,900	46,705
Axiata Group Bhd	26,600	57,904

23	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Malaysia (continued)
Batu Kawan Bhd	6,000	$37,208
Boustead Holdings Bhd	12,050	19,972
British American Tobacco Malaysia Bhd	1,600	32,199
Dialog Group Bhd	30,600	26,652
Digi.com Bhd	33,100	52,424
Felda Global Ventures Holdings Bhd	17,600	25,042
Gamuda Bhd	38,300	59,108
Genting Bhd	15,500	51,460
Hong Leong Bank Bhd	5,800	26,259
IHH Healthcare Bhd(1)	21,700	28,417
IJM Corp. Bhd	19,900	36,590
IOI Corp. Bhd	18,900	32,604
Kuala Lumpur Kepong Bhd	6,500	47,563
Lafarge Malayan Cement Bhd	8,200	25,888
Malayan Banking Bhd	26,800	83,070
Maxis Bhd	18,500	42,159
Multi-Purpose Holdings Bhd	23,600	24,765
Parkson Holdings Bhd	17,600	20,974
Petronas Chemicals Group Bhd	41,400	93,288
Petronas Dagangan Bhd	4,100	39,762
PPB Group Bhd	6,500	30,267
Public Bank Bhd	11,300	65,600
Resorts World Bhd	20,400	27,923
RHB Capital Bhd	15,900	39,778
Sapurakencana Petroleum Bhd(1)	55,897	70,874
Sime Darby Bhd	40,500	122,329
Telekom Malaysia Bhd	19,000	31,547
Tenaga Nasional Bhd	20,600	61,559

		$1,379,925

Mexico — 1.4%
Alfa SAB de CV, Series A	69,800	$191,094
America Movil SAB de CV ADR, Series L	22,200	475,302
Bolsa Mexicana de Valores SAB de CV	26,300	62,448
Cemex SAB de CV ADR(1)	17,780	188,112
Coca Cola Femsa SAB de CV ADR	300	36,462
Compartamos SAB de CV	39,900	77,462
Embotelladoras Arca SAB de CV	9,900	58,578
Empresas ICA SAB de CV(1)	12,000	22,791
Fomento Economico Mexicano SA de CV ADR	1,800	167,940
Genomma Lab Internacional SA de CV(1)	9,700	25,835
Grupo Aeroportuario del Pacifico SAB de CV ADR	600	31,194
Grupo Aeroportuario del Sureste SAB de CV, Class B	2,500	29,748
Grupo Bimbo SA de CV, Series A	29,400	98,922
Grupo Carso SA de CV, Series A1	11,300	61,570
Grupo Elektra SA de CV	500	16,860

Security	Shares	Value

Mexico (continued)
Grupo Financiero Banorte SAB de CV, Class O	36,600	$234,289
Grupo Financiero Inbursa SAB de CV, Class O	67,500	173,933
Grupo Mexico SAB de CV, Series B	39,543	125,322
Grupo Televisa SA ADR	4,700	143,068
Impulsora del Desarrollo y el Empleo en America Latina SA de CV, Series B1(1)	22,500	45,699
Industrias CH SAB de CV, Series B(1)	5,500	26,987
Industrias Penoles SA de CV	2,500	72,588
Kimberly-Clark de Mexico SAB de CV, Class A	22,300	67,803
Mexichem SAB de CV	15,232	63,463
Minera Frisco SAB de CV(1)	8,400	21,568
Promotora y Operadora de Infraestructura SAB de CV(1)	5,800	58,897
TV Azteca SAB de CV, Series CPO	39,000	19,459
Wal-Mart de Mexico SAB de CV, Series V	52,800	137,269

		$2,734,663

Netherlands — 1.0%
Akzo Nobel NV	3,325	$241,376
ASML Holding NV	5,111	483,949
European Aeronautic Defence and Space Co. NV	1,215	83,257
Gemalto NV	337	37,825
Heineken Holding NV	1,103	70,057
Heineken NV	2,531	174,404
ING Groep NV(1)	1,620	20,586
Koninklijke Ahold NV	16,654	316,535
Koninklijke DSM NV	3,638	275,006
Koninklijke KPN NV(1)	6,128	19,511
Koninklijke Vopak NV	336	20,665
QIAGEN NV(1)	3,874	88,912
Reed Elsevier NV	4,728	95,054
Unilever NV	1,309	51,896

		$1,979,033

New Zealand — 0.1%
Auckland International Airport, Ltd.	28,618	$81,013
Contact Energy, Ltd.	5,646	24,483
Fletcher Building, Ltd.	6,648	54,863
Telecom Corporation of New Zealand, Ltd.	21,189	41,116

		$201,475

Norway — 0.6%
Aker Solutions ASA	6,520	$90,078
Gjensidige Forsikring ASA	642	11,983
Norsk Hydro ASA	17,910	79,928
Orkla ASA	3,932	31,873

24	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Norway (continued)
Seadrill, Ltd.	3,001	$138,809
Statoil ASA	12,888	304,946
Subsea 7 SA	3,929	83,090
Telenor ASA	14,568	350,034
Yara International ASA	496	21,361

		$1,112,102

Peru — 0.5%
Alicorp SA	34,300	$107,365
Banco Continental SA	6,900	16,323
Cia de Minas Buenaventura SA ADR	2,700	39,150
Credicorp, Ltd.	1,230	168,018
Ferreyros SA	33,024	21,556
Grana y Montero SA	23,000	99,946
Intergroup Financial Services Corp.	570	19,066
Luz del Sur SAA	11,400	39,672
Sociedad Minera Cerro Verde SAA(1)	600	15,474
Southern Copper Corp.	10,193	284,894
Union Andina de Cementos SAA	16,100	21,018
Volcan Cia Minera SA, Class B	103,855	48,688

		$881,170

Philippines — 0.4%
Aboitiz Equity Ventures, Inc.	20,450	$24,088
Aboitiz Power Corp.	30,200	23,775
Alliance Global Group, Inc.	39,400	24,041
Ayala Corp.	2,570	35,883
Ayala Land, Inc.	101,400	69,030
Ayala Land, Inc., PFC Shares(3)	65,600	152
Bank of the Philippine Islands	13,300	30,776
DMCI Holdings, Inc.	9,440	11,308
International Container Terminal Services, Inc.	9,481	22,826
JG Summit Holding, Inc.	25,700	25,972
Jollibee Foods Corp.	4,300	17,661
Manila Electric Co.	3,700	26,022
Metro Pacific Investments Corp.	263,000	29,692
Petron Corp.	37,600	10,790
Philex Mining Corp.	75,900	15,367
Philex Petroleum Corp.(1)	29,500	5,966
Philippine Long Distance Telephone Co.	1,160	76,975
Puregold Price Club, Inc.	10,800	11,276
Robinsons Land Corp.	40,900	21,455
San Miguel Corp.	9,500	16,712
Semirara Mining Corp.	2,400	15,323
SM Investments Corp.	5,325	105,489

Security	Shares	Value

Philippines (continued)
SM Prime Holdings, Inc.	89,500	$39,646
Top Frontier Investment Holdings Inc.(1)	950	1,496
Universal Robina Corp.	7,400	21,842

		$683,563

Poland — 0.7%
AmRest Holdings SE(1)	680	$24,147
Asseco Poland SA	3,530	57,664
Bank Pekao SA	1,960	122,720
BRE Bank SA	300	49,546
Budimex SA	710	29,873
Cyfrowy Polsat SA(1)	4,414	32,112
Emperia Holding SA	1,350	29,954
Enea SA	4,500	21,175
Eurocash SA	2,550	39,171
ING Bank Slaski SA(1)	1,400	51,330
Jastrzebska Spolka Weglowa SA	1,200	25,908
KGHM Polska Miedz SA	2,193	88,536
LPP SA	20	58,552
Lubelski Wegiel Bogdanka SA	590	21,803
Netia SA(1)	12,396	20,516
NG2 SA	740	31,215
Polish Oil & Gas	22,140	40,720
Polska Grupa Energetyczna SA	18,780	109,702
Polski Koncern Naftowy Orlen SA	5,160	72,795
Powszechna Kasa Oszczednosci Bank Polski SA	11,900	157,639
Powszechny Zaklad Ubezpieczen SA	897	136,445
Rovese SA(1)	18,200	13,046
Tauron Polska Energia SA	33,500	54,648
Telekomunikacja Polska SA	16,720	54,150
TVN SA	7,240	36,472

		$1,379,839

Portugal — 0.1%
Banco Espirito Santo SA(1)	19,828	$26,054
EDP-Energias de Portugal SA	28,852	106,205
Galp Energia SGPS SA, Class B	1,976	33,460
Jeronimo Martins SGPS SA	2,970	54,697
Portugal Telecom SGPS SA	4,791	21,595

		$242,011

Qatar — 0.4%
Aamal Co. QSC(1)	6,942	$27,127
Al Meera Consumer Goods Co.	300	11,169
Barwa Real Estate Co.	2,800	20,612

25	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Qatar (continued)
Doha Bank, Ltd.	1,200	$18,131
Gulf International Services QSC	1,500	24,124
Industries Qatar	2,645	115,836
Masraf Al Rayan	10,650	85,820
Qatar Electricity & Water Co.	800	34,955
Qatar Gas Transport Co., Ltd. (NAKILAT)	6,500	34,214
Qatar Islamic Bank	1,700	31,544
Qatar National Bank	2,448	111,567
Qatar National Cement Co.	600	16,854
Qatar National Navigation	830	19,646
Qatar Telecom QSC	2,044	78,043
Qatari Investors Group	2,800	24,223
United Development Co.	3,100	18,730
Vodafone Qatar(1)	9,200	23,022

		$695,617

Russia — 1.4%
CTC Media, Inc.	2,300	$29,072
E.ON Russia JSC	607,000	47,180
Etalon Group, Ltd. GDR(1)(4)	4,600	23,962
Federal Grid Co. Unified Energy System JSC(1)	4,681,800	14,387
Federal Hydrogenerating Co. JSC ADR	19,300	32,573
Globaltrans Investment PLC GDR(4)	2,200	33,455
LUKOIL OAO ADR	3,400	222,679
Magnit OJSC	1,020	274,627
Mail.ru Group, Ltd. GDR(4)	1,800	66,368
MMC Norilsk Nickel ADR	6,100	92,145
Mobile TeleSystems OJSC	16,700	176,918
Novolipetsk Steel GDR(4)	900	15,335
OAO Gazprom ADR	40,300	376,700
OAO Inter Rao Ues(1)	150,419,700	43,923
Pharmstandard OJSC GDR(1)(4)	2,600	34,613
PIK Group GDR(1)(4)	9,700	19,533
Rosneft Oil Co. GDR(4)	11,100	87,576
Rostelecom	15,439	56,592
Sberbank of Russia ADR	29,600	377,470
Severstal OAO GDR(4)	4,600	40,070
Surgutneftegas OJSC ADR	11,200	98,745
Surgutneftegas OJSC, PFC Shares	103,100	76,692
Tatneft ADR	1,900	78,064
Uralkali OJSC GDR(4)	3,800	101,399
VimpelCom, Ltd. ADR	4,275	61,517
VTB Bank OJSC GDR(4)	22,600	62,618
Yandex NV, Class A(1)	3,600	132,696

		$2,676,909

Security	Shares	Value

Singapore — 0.9%
Ascendas Real Estate Investment Trust	22,000	$41,829
ComfortDelGro Corp., Ltd.	14,000	21,618
DBS Group Holdings, Ltd.	33,000	444,888
Noble Group, Ltd.	26,000	21,482
Olam International, Ltd.	17,000	21,032
Oversea-Chinese Banking Corp., Ltd.	33,000	276,061
Singapore Airlines, Ltd.	13,000	109,014
Singapore Press Holdings, Ltd.	11,000	37,628
Singapore Technologies Engineering, Ltd.	15,000	50,862
Singapore Telecommunications, Ltd.	78,000	236,869
StarHub, Ltd.	18,000	64,364
United Overseas Bank, Ltd.	10,000	167,466
UOL Group, Ltd.	14,000	74,100
Yangzijiang Shipbuilding Holdings, Ltd.	82,000	77,789

		$1,645,002

South Africa — 1.4%
Adcock Ingram Holdings, Ltd.	5,800	$41,614
AECI, Ltd.	2,500	30,470
African Bank Investments, Ltd.	12,000	20,273
African Rainbow Minerals, Ltd.	1,000	19,146
Anglo Platinum, Ltd.(1)	800	32,340
AngloGold Ashanti, Ltd.	4,200	63,481
Aveng, Ltd.(1)	14,200	41,697
AVI, Ltd.	7,900	46,407
Barclays Africa Group, Ltd.	3,400	52,514
Barloworld, Ltd.	6,000	53,749
Bidvest Group, Ltd.	5,350	142,548
Capital Property Fund	19,700	20,984
Clicks Group, Ltd.	6,800	42,411
Discovery Holdings, Ltd.	4,100	34,647
FirstRand, Ltd.	22,900	82,211
Impala Platinum Holdings, Ltd.	4,486	54,490
Imperial Holdings, Ltd.	2,900	61,637
Kumba Iron Ore, Ltd.	700	29,274
Kumba Resources, Ltd.	2,200	33,692
Liberty Holdings, Ltd.	2,300	28,436
Massmart Holdings, Ltd.	2,200	35,272
Mediclinic International, Ltd.	6,100	45,969
MMI Holdings, Ltd.	10,300	25,251
Mondi, Ltd.	1,900	33,961
Mr. Price Group, Ltd.	1,400	22,034
MTN Group, Ltd.	23,800	473,076
Murray & Roberts Holdings, Ltd.(1)	11,600	35,317
Nampak, Ltd.	4,800	15,869
Nedbank Group, Ltd.	2,200	47,832

26	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

South Africa (continued)
Netcare, Ltd.	10,000	$24,814
Remgro, Ltd.	3,000	61,088
Reunert, Ltd.	5,500	38,543
RMB Holdings, Ltd.	6,000	30,079
Sanlam, Ltd.	12,600	67,606
Sasol, Ltd.	4,400	224,830
Shoprite Holdings, Ltd.	4,500	82,407
Spar Group, Ltd. (The)	3,300	42,229
Standard Bank Group, Ltd.	8,300	105,593
Steinhoff International Holdings, Ltd.(1)	10,400	40,147
Sun International, Ltd.	4,200	42,592
Tiger Brands, Ltd.	2,400	70,409
Truworths International, Ltd.	4,100	39,182
Vodacom Group (Pty), Ltd.	5,900	67,676
Wilson Bayly Holmes-Ovcon, Ltd.	1,800	31,516
Woolworths Holdings, Ltd.	8,600	64,683

		$2,699,996

South Korea — 1.4%
Celltrion, Inc.	1,508	$65,577
Cheil Industries, Inc.	650	55,114
Cheil Worldwide, Inc.(1)	1,110	27,349
CJ Corp.	300	31,377
Dongbu Insurance Co., Ltd.	1,020	45,643
Hankook Tire Co., Ltd.	1,100	64,531
Hankook Tire Worldwide Co., Ltd.	869	21,417
Honam Petrochemical Corp.	270	55,323
Hynix Semiconductor, Inc.(1)	2,380	71,616
Hyundai Glovis Co., Ltd.	110	24,388
Hyundai Heavy Industries Co., Ltd.	140	33,432
Hyundai Marine & Fire Insurance Co., Ltd.	1,900	54,288
Hyundai Merchant Marine Co., Ltd.(1)	1,080	13,974
Hyundai Motor Co.	720	171,536
Hyundai Steel Co.	700	57,637
Industrial Bank of Korea	4,750	54,870
Kangwon Land, Inc.	1,580	43,420
Korea Electric Power Corp.(1)	2,600	69,435
Korea Zinc Co., Ltd.	170	49,281
Korean Air Lines Co., Ltd.(1)	531	16,937
Korean Reinsurance Co.	2,578	28,893
KT&G Corp.	1,080	78,854
LG Chem, Ltd.	300	84,625
LG Corp.	490	28,968
LG Display Co., Ltd.(1)	1,210	28,322
LG Electronics, Inc.	1,050	67,259

Security	Shares	Value

South Korea (continued)
LG Hausys, Ltd.	240	$29,049
LIG Insurance Co., Ltd.	1,160	28,872
Naver Corp.	80	44,893
NHN Entertainment Corp.(1)	214	22,898
POSCO	430	128,373
S-Oil Corp.	590	43,053
Samsung C&T Corp.	760	45,097
Samsung Electro-Mechanics Co., Ltd.	350	26,848
Samsung Electronics Co., Ltd.	350	482,670
Samsung Engineering Co., Ltd.	370	26,088
Samsung Fine Chemicals Co., Ltd.	470	21,244
Samsung Fire & Marine Insurance Co., Ltd.	390	91,199
Samsung Heavy Industries Co., Ltd.	990	36,301
Samsung Life Insurance Co., Ltd.	970	95,511
Samsung Securities Co., Ltd.	1,060	46,990
SK Broadband Co., Ltd.(1)	4,000	17,096
SK Chemicals Co., Ltd.	510	24,932
SK Telecom Co., Ltd. ADR	3,600	88,128
TONGYANG Securities, Inc.	9,480	21,577
Woori Finance Holdings Co., Ltd.	3,900	46,204

		$2,711,089

Spain — 0.9%
Abertis Infraestructuras SA	5,095	$109,160
Acerinox SA	1,283	16,912
ACS Actividades de Construccion y Servicios SA	916	30,049
Amadeus IT Holding SA, Class A	4,104	152,268
CaixaBank SA	16,029	83,081
Distribuidora Internacional de Alimentacion SA	4,619	42,111
Enagas	5,610	149,787
Ferrovial SA	10,167	193,801
Grifols SA	2,221	91,031
Iberdrola SA	4,551	28,566
Indra Sistemas SA	3,009	49,621
Industria de Diseno Textil SA	1,503	246,851
International Consolidated Airlines Group SA(1)	9,826	54,569
Red Electrica Corp. SA	2,014	125,401
Repsol SA	4,739	127,057
Telefonica SA(1)	12,507	220,115
Zardoya Otis SA	2,378	41,369

		$1,761,749

Sweden — 1.1%
Atlas Copco AB, Class A	1,107	$30,672
Elekta AB, Class B	2,411	35,608

27	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Sweden (continued)
Getinge AB, Class B	1,220	$38,650
Hennes & Mauritz AB, Class B	6,147	265,623
Holmen AB, Class B	1,988	66,036
Investor AB, Class B	4,931	158,099
Lundin Petroleum AB(1)	999	20,588
Millicom International Cellular SA SDR	921	84,968
Nordea Bank AB	21,306	272,536
Scania AB, Class B	1,443	28,922
Skandinaviska Enskilda Banken AB, Class A	13,169	159,280
Skanska AB, Class B	5,230	100,700
SKF AB, Class B	1,702	45,034
Svenska Cellulosa AB, Class B	1,144	32,434
Swedbank AB, Class A	6,172	160,634
Tele2 AB, Class B	5,512	66,438
Telefonaktiebolaget LM Ericsson, Class B	3,788	45,309
TeliaSonera AB	46,545	384,880

		$1,996,411

Switzerland — 1.4%
Actelion, Ltd.(1)	2,011	$155,592
Adecco SA (1)	1,744	128,609
Baloise Holding AG	319	37,060
Credit Suisse Group AG(1)	877	27,282
Geberit AG	106	31,669
Givaudan SA(1)	54	76,582
Lonza Group AG(1)	659	58,824
Nestle SA	7,563	545,927
Novartis AG	4,193	325,471
Roche Holding AG PC	1,238	342,351
Schindler Holding AG	792	112,712
Schindler Holding AG PC	196	27,780
Sonova Holding AG(1)	968	125,977
Sulzer AG	212	33,165
Swatch Group, Ltd. (The), Bearer Shares	218	139,235
Swiss Life Holding AG(1)	44	8,724
Swiss Reinsurance Co., Ltd.(1)	3,168	278,095
Swisscom AG	374	190,761
Zurich Insurance Group AG(1)	331	91,463

		$2,737,279

Taiwan — 1.5%
Acer, Inc.(1)	73,000	$47,695
Advanced Semiconductor Engineering, Inc.	87,931	86,581
Ambassador Hotel	22,000	21,903
Asia Cement Corp.	30,178	40,936

Security	Shares	Value

Taiwan (continued)
Asia Optical Co., Inc.(1)	27,000	$26,820
Asustek Computer, Inc.	9,000	68,689
Catcher Technology Co., Ltd.	15,000	87,212
Cathay Financial Holding Co., Ltd.	44,610	67,395
Cheng Shin Rubber Industry Co., Ltd.	20,765	55,370
China Airlines, Ltd.(1)	68,178	24,697
China Development Financial Holding Corp.	132,000	39,454
Chinatrust Financial Holding Co., Ltd.	101,057	68,550
Chong Hong Construction Co., Ltd.	6,110	20,079
Chunghwa Telecom Co., Ltd.	38,000	121,998
Compal Electronics, Inc.	54,000	42,252
Delta Electronics, Inc.	9,000	46,804
EVA Airways Corp.(1)	45,000	25,050
Far Eastern Department Stores, Ltd.	31,600	33,989
Far Eastern New Century Corp.	66,494	76,378
Far EasTone Telecommunications Co., Ltd.	26,000	59,561
First Financial Holding Co., Ltd.	63,313	39,185
Formosa Chemicals & Fibre Corp.	24,900	71,969
Formosa Petrochemical Corp.	18,000	48,357
Formosa Plastics Corp.	34,240	93,048
Formosan Rubber Group, Inc.	29,000	27,517
Foxconn International Holdings, Ltd.(1)	100,000	56,200
Foxconn Technology Co., Ltd.	19,845	49,872
Fubon Financial Holding Co., Ltd.	46,496	68,143
Giant Manufacturing Co., Ltd.	3,000	22,515
Goldsun Development & Construction Co., Ltd.	63,000	26,046
Hotai Motor Co., Ltd.	4,000	47,584
Hua Nan Financial Holdings Co., Ltd.	47,435	28,124
Mega Financial Holding Co., Ltd.	32,900	28,488
Nan Ya Plastics Corp.	29,410	67,079
Pou Chen Corp.	38,000	46,288
President Chain Store Corp.	5,000	36,470
Quanta Computer, Inc.	39,000	92,461
Radiant Opto-Electronics Corp.	16,789	62,824
Sanyang Industrial Co., Ltd.	12,000	21,000
Shin Kong Synthetic Fibers Corp.	71,000	24,533
Siliconware Precision Industries Co., Ltd.	46,000	55,888
Sincere Navigation	24,000	22,309
Standard Foods Corp.	7,052	21,623
Synnex Technology International Corp.	33,000	52,646
Taishin Financial Holdings Co., Ltd.	64,076	32,362
Taiwan Cement Corp.	23,000	33,474
Taiwan Cooperative Financial Holding Co., Ltd.	32,533	18,294
Taiwan Fertilizer Co., Ltd.	11,000	26,212
TPK Holding Co., Ltd.	6,887	48,342
TTY Biopharm Co., Ltd.	8,145	31,721
Uni-President Enterprises Corp.	46,100	87,790

28	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Taiwan (continued)
United Microelectronics Corp.	184,000	$78,055
Waterland Financial Holdings	67,485	23,212
Wistron Corp.	71,505	67,131
Yageo Corp.	84,000	28,609
Yuanta Financial Holding Co., Ltd.	86,000	46,897
Yuen Foong Yu Paper Manufacturing Co., Ltd.	49,000	26,004
Yulon Motor Co., Ltd.	13,000	22,946

		$2,742,631

Thailand — 0.7%
Advanced Info Service PCL(5)	13,800	$113,004
Airports of Thailand PCL(5)	7,300	49,681
Bangkok Bank PCL(5)	3,900	25,886
Bangkok Dusit Medical Services PCL(5)	4,600	19,797
Bank of Ayudhya PCL(5)	23,400	28,793
Banpu PCL(5)	23,000	21,385
BEC World PCL(5)	15,500	28,982
Berli Jucker PCL(5)	18,000	28,721
Big C Supercenter PCL(5)	4,000	25,011
BTS Group Holdings PCL	50,000	14,128
Central Pattana PCL(5)	16,600	25,532
Charoen Pokphand Foods PCL(5)	42,900	33,477
CP ALL PCL(5)	65,500	82,639
Delta Electronics (Thailand) PCL(5)	13,100	20,086
Electricity Generating PCL(5)	3,800	15,617
Hana Microelectronics PCL(5)	38,700	28,357
IRPC PCL(5)	142,000	16,336
Kasikornbank PCL(5)	13,300	83,150
Krung Thai Bank PCL(5)	32,600	21,322
Minor International PCL(5)	43,600	38,832
PTT Exploration & Production PCL(5)	15,012	81,228
PTT Global Chemical PCL(5)	12,600	31,774
PTT PCL(5)	9,400	95,694
Ratchaburi Electricity Generating Holding PCL(5)	9,000	14,593
Shin Corp. PCL(5)	8,200	22,176
Siam Cement PCL (The)(5)	3,600	50,822
Siam Commercial Bank PCL(5)	17,500	92,788
Sino Thai Engineering & Construction PCL(5)	20,586	15,330
Thai Beverage PCL	142,000	62,258
Thai Oil PCL(5)	9,000	18,218
Thai Union Frozen Products PCL(5)	11,160	20,153
Thanachart Capital PCL(5)	19,800	21,996
TMB Bank PCL(5)	355,700	31,384
Total Access Communication PCL(5)	11,600	41,897
True Corp. PCL(1)(5)	85,200	24,191

		$1,345,238

Security	Shares	Value

Turkey — 0.7%
Akbank TAS	25,500	$99,670
Akenerji Elektrik Uretim AS(1)	32,983	22,094
Anadolu Efes Biracilik ve Malt Sanayii AS	2,500	31,837
Arcelik AS	3,600	22,925
BIM Birlesik Magazalar AS	3,000	62,766
Coca-Cola Icecek AS	1,500	42,897
Dogan Sirketler Grubu Holding AS(1)	61,400	27,628
Enka Insaat ve Sanayi AS	13,915	40,686
Eregli Demir ve Celik Fabrikalari TAS	59,180	81,826
Ford Otomotiv Sanayi AS	2,100	29,482
Haci Omer Sabanci Holding AS	10,600	50,147
Is Gayrimenkul Yatirim Ortakligi AS	24,990	17,982
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(1)	33,629	21,123
KOC Holding AS	16,020	78,462
Koza Altin Isletmeleri AS	2,100	37,147
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	9,300	20,182
Petkim Petrokimya Holding AS(1)	15,600	24,556
Tekfen Holding AS	6,700	16,115
Tupras-Turkiye Petrol Rafinerileri AS	3,000	67,813
Turk Hava Yollari Anonim Ortakligi (THY) AS	15,345	59,833
Turk Sise ve Cam Fabrikalari AS	22,461	32,958
Turk Telekomunikasyon AS	16,500	56,858
Turkcell Iletisim Hizmetleri AS(1)	15,300	94,946
Turkiye Garanti Bankasi AS	23,000	92,226
Turkiye Halk Bankasi AS	7,600	61,068
Turkiye Is Bankasi	22,400	61,194
Turkiye Vakiflar Bankasi TAO	17,600	42,112
Ulker Gida Sanayi ve Ticaret AS	3,300	25,173
Yapi ve Kredi Bankasi AS	10,500	24,235
Yazicilar Holding AS	3,300	36,556

		$1,382,497

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank (PJSC)	46,900	$63,924
Abu Dhabi National Hotels	13,000	8,653
Air Arabia (PJSC)	125,700	49,592
Aldar Properties (PJSC)	39,200	28,830
Arabtec Holding Co.(1)	43,100	32,058
DP World, Ltd.	8,700	146,928
Emaar Properties (PJSC)	66,100	109,278
First Gulf Bank (PJSC)	18,900	83,473
National Bank of Abu Dhabi (PJSC)	27,218	92,435
Ras Al Khaimah Ceramics	82,200	61,493
Union National Bank	17,575	24,093

		$700,757

29	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United Kingdom — 2.7%
Aberdeen Asset Management PLC	4,477	$31,773
Anglo American PLC	3,496	83,123
Associated British Foods PLC	3,235	117,608
AstraZeneca PLC	1,875	99,263
Aviva PLC	27,474	197,233
BAE Systems PLC	10,790	78,708
Barclays PLC	44,052	185,347
BHP Billiton PLC	1,976	60,976
BP PLC	35,923	278,856
Bunzl PLC	889	19,610
Burberry Group PLC	6,793	166,928
Capita PLC	3,598	56,878
Centrica PLC	43,784	247,631
Cobham PLC	12,471	57,595
Coca-Cola HBC AG(1)	2,335	67,156
Compass Group PLC	2,884	41,475
Croda International PLC	328	12,817
Diageo PLC	9,898	315,523
Experian PLC	1,622	33,022
Fresnillo PLC	1,831	28,623
GlaxoSmithKline PLC	803	21,169
HSBC Holdings PLC	15,964	174,987
Kingfisher PLC	5,668	34,288
Lloyds Banking Group PLC(1)	162,873	201,441
Marks & Spencer Group PLC	7,474	60,271
Melrose Industries PLC	11,696	59,962
National Grid PLC	3,293	41,382
Next PLC	492	42,965
Old Mutual PLC	63,581	207,213
Prudential PLC	3,475	71,066
Randgold Resources, Ltd.	979	72,604
Reed Elsevier PLC	2,870	40,204
Rexam PLC	2,671	22,242
Rio Tinto PLC	1,707	86,374
Rolls-Royce Holdings PLC(1)	2,235	41,175
Rolls-Royce Holdings PLC, PFC Shares(1)	1,024,020	1,642
Royal Dutch Shell PLC, Class A	8,768	292,017
Royal Dutch Shell PLC, Class B	1,163	40,263
Sage Group PLC (The)	7,790	42,025
Schroders PLC	1,122	46,308
Serco Group PLC	8,839	78,984
Severn Trent PLC	778	23,223
Shire PLC	1,001	44,385
Smiths Group PLC	2,503	57,607
SSE PLC	1,270	28,810
Standard Chartered PLC	7,527	180,723

Security	Shares	Value

United Kingdom (continued)
Tesco PLC	32,181	$187,716
Travis Perkins PLC	2,166	64,412
Tullow Oil PLC	6,065	91,674
Unilever PLC	603	24,452
United Utilities Group PLC	1,376	15,562
Vodafone Group PLC	74,953	274,535
Whitbread PLC	1,645	90,460
WM Morrison Supermarkets PLC	4,181	18,865
Wolseley PLC	1,073	57,761

		$5,018,912

United States — 40.8%
3M Co.	4,350	$547,447
A.O. Smith Corp.	542	27,994
Abaxis, Inc.	716	25,583
Abbott Laboratories	10,889	397,993
AbbVie, Inc.	4,085	197,918
Accenture PLC, Class A	2,536	186,396
Acorda Therapeutics, Inc.(1)	1,347	41,232
Actavis PLC(1)	1,103	170,502
Acuity Brands, Inc.	418	42,013
Advance Auto Parts, Inc.	215	21,324
Advisory Board Co. (The)(1)	845	57,967
AGL Resources, Inc.	4,513	215,992
Air Products and Chemicals, Inc.	3,002	327,248
Airgas, Inc.	2,408	262,641
Akamai Technologies, Inc.(1)	501	22,415
Alaska Air Group, Inc.	652	46,070
Alere, Inc.(1)	1,048	35,349
Alexion Pharmaceuticals, Inc.(1)	663	81,516
Allergan, Inc.	669	60,618
ALLETE, Inc.	1,557	78,675
Allied Nevada Gold Corp.(1)	11,792	48,111
Allied World Assurance Co. Holdings, Ltd.	261	28,264
Altera Corp.	533	17,909
Altria Group, Inc.	13,134	488,979
Amazon.com, Inc.(1)	806	293,408
Amdocs, Ltd.	7,289	280,262
Ameren Corp.	5,571	201,559
American Electric Power Co., Inc.	4,261	199,585
American Express Co.	1,483	121,309
American Financial Group, Inc.	3,584	201,636
American States Water Co.	1,494	42,549
American Tower Corp.	1,391	110,376
American Water Works Co., Inc.	2,095	89,813
AmerisourceBergen Corp.	3,711	242,440

30	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Amgen, Inc.	3,597	$417,252
Amsurg Corp.(1)	2,208	94,701
Analog Devices, Inc.	7,807	384,885
Analogic Corp.	311	28,684
AOL, Inc.(1)	2,076	75,234
Aon PLC	2,455	194,166
Apache Corp.	799	70,951
Apple, Inc.	847	442,430
Applied Industrial Technologies, Inc.	1,936	91,592
Applied Materials, Inc.	3,719	66,384
AptarGroup, Inc.	3,551	227,832
Aqua America, Inc.	3,571	89,918
Arch Capital Group, Ltd.(1)	1,291	74,826
Argo Group International Holdings, Ltd.	1,941	81,483
Arthur J. Gallagher & Co.	4,875	231,319
Ascent Capital Group, Inc., Series A(1)	213	17,981
Associated Banc-Corp.	2,471	40,178
Astoria Financial Corp.	1,769	23,368
AT&T, Inc.	23,274	842,519
ATMI, Inc.(1)	1,089	29,773
Automatic Data Processing, Inc.	6,689	501,474
AutoNation, Inc.(1)	435	20,980
AutoZone, Inc.(1)	257	111,715
Avago Technologies, Ltd.	1,302	59,150
Avery Dennison Corp.	5,259	247,804
Avista Corp.	1,068	29,680
Axis Capital Holdings, Ltd.	1,105	52,399
AZZ, Inc.	1,018	45,708
Banco Latinoamericano de Comercio Exterior SA, Class E	936	24,551
Bank of Hawaii Corp.	5,391	312,570
Bank of the Ozarks, Inc.	480	23,750
BankUnited, Inc.	1,840	56,617
Baxter International, Inc.	2,776	182,855
BB&T Corp.	2,471	83,940
Becton, Dickinson and Co.	1,954	205,424
Bemis Co., Inc.	5,705	227,629
Berkshire Hathaway, Inc., Class B(1)	2,772	319,002
Bio Reference Labs, Inc.(1)	808	26,187
Biogen Idec, Inc.(1)	266	64,955
BioMarin Pharmaceutical, Inc.(1)	519	32,604
Black Hills Corp.	1,679	85,159
Blackbaud, Inc.	1,358	48,888
Bob Evans Farms, Inc.	658	37,565
Boston Private Financial Holdings, Inc.	2,240	25,514
Bristol-Myers Squibb Co.	10,073	529,034
Bristow Group, Inc.	4,101	330,007
Broadridge Financial Solutions, Inc.	6,474	227,626

Security	Shares	Value

United States (continued)
Brown and Brown, Inc.	1,635	$52,206
Brown-Forman Corp., Class B	3,392	247,548
Buffalo Wild Wings, Inc.(1)	272	38,782
Bunge, Ltd.	880	72,274
C.H. Robinson Worldwide, Inc.	903	53,945
CA, Inc.	7,738	245,759
Cabot Microelectronics Corp.(1)	1,811	74,052
California Water Service Group	1,648	35,926
Campbell Soup Co.	7,895	336,090
Cardinal Health, Inc.	4,389	257,459
Carnival Corp.	5,605	194,213
Caterpillar, Inc.	2,777	231,491
Celgene Corp.(1)	1,791	265,946
Celldex Therapeutics, Inc.(1)	2,014	46,141
CenturyLink, Inc.	10,110	342,325
Cerner Corp.(1)	2,861	160,302
Charles River Laboratories International, Inc.(1)	1,062	52,261
Chemical Financial Corp.	2,358	69,066
Chevron Corp.	4,625	554,815
Chipotle Mexican Grill, Inc.(1)	358	188,655
Cincinnati Financial Corp.	4,112	205,600
Cinemark Holdings, Inc.	6,178	202,700
Cintas Corp.	3,799	204,272
City Holding Co.	521	23,706
City National Corp.	1,034	74,562
Clean Harbors, Inc.(1)	866	53,476
Clorox Co. (The)	3,399	306,556
CME Group, Inc.	2,602	193,094
Coca-Cola Co. (The)	13,081	517,615
Coeur d’Alene Mines Corp.(1)	11,837	144,530
Cogent Communications Group, Inc.	1,139	40,013
Cognizant Technology Solutions Corp., Class A(1)	2,006	174,382
Colgate-Palmolive Co.	3,255	210,696
Colony Financial, Inc.	854	17,276
Columbia Banking System, Inc.	563	14,463
Comerica, Inc.	2,539	109,939
Commerce Bancshares, Inc.	4,481	206,171
Compass Minerals International, Inc.	3,108	231,453
ConAgra Foods, Inc.	7,735	246,050
CONMED Corp.	2,192	79,504
ConocoPhillips	6,262	459,005
Consolidated Edison, Inc.	5,327	310,138
Copa Holdings SA, Class A	1,886	282,032
Costar Group, Inc.(1)	320	56,637
Costco Wholesale Corp.	5,488	647,584
Covanta Holding Corp.	12,024	206,452
Cracker Barrel Old Country Store, Inc.	2,057	226,003

31	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Credit Acceptance Corp.(1)	192	$22,714
CST Brands, Inc.	667	21,504
Cullen/Frost Bankers, Inc.	3,579	253,357
Cummins, Inc.	306	38,868
CVR Energy, Inc.	5,932	235,619
CVS Caremark Corp.	3,168	197,240
Darden Restaurants, Inc.	6,366	328,040
Deere & Co.	2,735	223,832
Delta Air Lines, Inc.	2,450	64,631
Devon Energy Corp.	4,079	257,874
Diamond Offshore Drilling, Inc.	2,941	182,136
DineEquity, Inc.	3,428	281,336
Discovery Communications, Inc., Class A(1)	1,133	100,746
Dollar Tree, Inc.(1)	318	18,571
Dominion Resources, Inc.	6,028	384,285
Domtar Corp.	2,953	250,149
Dow Chemical Co. (The)	5,011	197,784
Dr Pepper Snapple Group, Inc.	4,098	194,040
DST Systems, Inc.	2,565	217,435
DSW, Inc., Class A	62	5,436
DTE Energy Co.	3,704	256,095
Duke Energy Corp.	7,760	556,625
E.I. du Pont de Nemours & Co.	6,628	405,634
Eaton Corp. PLC	1,486	104,852
eBay, Inc.(1)	2,377	125,292
Ecolab, Inc.	1,831	194,086
Edwards Lifesciences Corp.(1)	1,149	74,903
Electronics for Imaging, Inc.(1)	1,557	53,421
Eli Lilly & Co.	8,067	401,898
EMC Corp.	2,221	53,459
EMCOR Group, Inc.	999	37,023
Emerson Electric Co.	6,214	416,152
Endurance Specialty Holdings, Ltd.	4,041	223,427
EnPro Industries, Inc.(1)	539	32,162
Enstar Group, Ltd.(1)	607	82,510
Entergy Corp.	3,087	199,791
ESCO Technologies, Inc.	1,056	38,100
Everest Re Group, Ltd.	692	106,388
Expeditors International of Washington, Inc.	1,908	86,413
Exxon Mobil Corp.	9,749	873,705
Facebook, Inc., Class A(1)	7,711	387,555
Family Dollar Stores, Inc.	1,027	70,740
Fastenal Co.	688	34,262
FedEx Corp.	1,914	250,734
Fidelity National Information Services, Inc.	2,258	110,078
First Cash Financial Services, Inc.(1)	448	27,100

Security	Shares	Value

United States (continued)
First Commonwealth Financial Corp.	2,296	$19,952
First Financial Bankshares, Inc.	1,009	62,064
First Midwest Bancorp, Inc.	1,278	21,253
First Niagara Financial Group, Inc.	5,011	55,271
FirstEnergy Corp.	5,063	191,736
Fiserv, Inc.(1)	454	47,547
Foot Locker, Inc.	669	23,214
Forward Air Corp.	1,084	43,880
Franklin Electric Co., Inc.	554	20,969
Freeport-McMoRan Copper & Gold, Inc.	5,824	214,090
Frontier Communications Corp.	68,594	302,500
Garmin, Ltd.	5,073	237,163
Gartner, Inc.(1)	906	53,409
General Electric Co.	8,106	211,891
General Mills, Inc.	7,567	381,528
Genesco, Inc.(1)	287	19,548
Genuine Parts Co.	2,966	233,810
Gilead Sciences, Inc.(1)	1,314	93,281
Global Payments, Inc.	566	33,666
Golar LNG, Ltd.	5,961	221,332
Google, Inc., Class A(1)	450	463,761
GulfMark Offshore, Inc., Class A	556	27,678
Halliburton Co.	1,149	60,931
Hanger Orthopedic Group, Inc.(1)	598	21,947
Harris Corp.	3,374	209,053
Hasbro, Inc.	5,026	259,593
Hawaiian Electric Industries Co.	7,379	196,060
HeartWare International, Inc.(1)	378	27,428
Hecla Mining Co.	15,974	49,839
HEICO Corp.	790	42,328
Hershey Co. (The)	2,766	274,498
Hillenbrand, Inc.	2,112	59,601
Hittite Microwave Corp.(1)	593	37,887
HollyFrontier Corp.	7,803	359,406
Home BancShares, Inc.	262	8,877
Home Depot, Inc. (The)	3,342	260,308
Howard Hughes Corp. (The)(1)	581	68,006
Hubbell, Inc., Class B	303	32,585
IBERIABANK Corp.	578	33,773
ICU Medical, Inc.(1)	542	33,496
IDACORP, Inc.	407	21,001
IDEX Corp.	526	36,373
IHS, Inc.(1)	227	24,754
Illinois Tool Works, Inc.	5,865	462,103
Integrys Energy Group, Inc.	4,447	260,950
Intel Corp.	18,609	454,618

32	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
International Business Machines Corp.	2,203	$394,800
International Flavors & Fragrances, Inc.	2,519	208,195
Intersil Corp.	4,056	45,265
Investors Bancorp, Inc.	1,430	33,905
Isis Pharmaceuticals, Inc.(1)	2,198	73,127
J.B. Hunt Transport Services, Inc.	68	5,102
j2 Global, Inc.	2,000	109,960
Jack Henry & Associates, Inc.	3,797	207,354
Jack in the Box, Inc.(1)	2,086	84,858
JetBlue Airways Corp.(1)	6,734	47,744
Johnson & Johnson	7,654	708,837
Jones Lang LaSalle, Inc.	222	21,134
JoS. A. Bank Clothiers, Inc.(1)	435	20,871
Kaiser Aluminum Corp.	534	36,018
Kellogg Co.	3,991	252,431
KeyCorp	5,730	71,797
Kimberly-Clark Corp.	2,466	266,328
Kinder Morgan, Inc.	3,833	135,343
Kirby Corp.(1)	273	24,158
Kohl’s Corp.	1,127	64,014
Kraft Foods Group, Inc.	1,023	55,631
L Brands, Inc.	3,399	212,811
L-3 Communications Holdings, Inc.	2,177	218,680
L.B. Foster Co., Class A	1,424	66,572
Laboratory Corp. of America Holdings(1)	421	42,479
Lam Research Corp.(1)	491	26,627
Landstar System, Inc.	4,105	226,965
Las Vegas Sands Corp.	723	50,769
Leggett & Platt, Inc.	6,046	179,808
Leidos Holdings, Inc.	3,833	180,496
Lennox International, Inc.	972	75,874
Linear Technology Corp.	5,958	245,112
Lions Gate Entertainment Corp.(1)	2,569	88,836
Lockheed Martin Corp.	1,632	217,611
Lorillard, Inc.	4,834	246,582
Lowe’s Companies, Inc.	3,729	185,630
M&T Bank Corp.	3,269	367,861
Madison Square Garden Co. (The)(1)	1,273	77,042
Manhattan Associates, Inc.(1)	254	27,054
Marathon Oil Corp.	7,896	278,413
Marathon Petroleum Corp.	3,841	275,246
Marsh & McLennan Cos., Inc.	7,992	366,034
Martin Marietta Materials, Inc.	722	70,821
MasterCard, Inc., Class A	418	299,748
Mattel, Inc.	4,935	218,966
Maxim Integrated Products, Inc.	362	10,751
McCormick & Co., Inc.	878	60,714

Security	Shares	Value

United States (continued)
McDonald’s Corp.	6,043	$583,270
McGraw Hill Financial, Inc.	2,667	185,837
McKesson Corp.	3,036	474,648
MDC Holdings, Inc.	765	22,330
MeadWestvaco Corp.	5,368	187,075
Medicines Co. (The)(1)	888	30,121
Medtronic, Inc.	3,685	211,519
Merck & Co., Inc.	10,241	461,767
Mercury General Corp.	4,771	222,138
Meredith Corp.	6,141	315,033
MGE Energy, Inc.	413	23,256
Microchip Technology, Inc.	5,922	254,409
Microsoft Corp.	14,687	519,185
Minerals Technologies, Inc.	932	52,779
Molex, Inc.	5,716	220,638
Mondelez International, Inc., Class A	4,384	147,478
Monsanto Co.	1,436	150,608
Morningstar, Inc.	257	20,635
Mueller Industries, Inc.	843	50,824
Murphy Oil Corp.	4,175	251,836
Murphy USA, Inc.(1)	361	14,649
MWI Veterinary Supply, Inc.(1)	182	28,872
National Health Investors, Inc.	289	18,068
National Healthcare Corp.	397	19,207
National Oilwell Varco, Inc.	2,995	243,134
Nektar Therapeutics(1)	3,830	36,423
Neogen Corp.(1)	576	26,623
New Jersey Resources Corp.	412	18,964
New York Community Bancorp, Inc.	19,635	318,283
Newmont Mining Corp.	15,061	410,563
NextEra Energy, Inc.	2,168	183,738
NIC, Inc.	1,775	43,701
NII Holdings, Inc.(1)	8,621	29,656
Noble Energy, Inc.	3,262	244,422
Nordstrom, Inc.	1,133	68,513
Northern Trust Corp.	2,242	126,494
Northrop Grumman Corp.	2,144	230,501
NorthStar Realty Finance Corp.	9,360	87,329
NorthWestern Corp.	2,125	97,410
Nucor Corp.	4,256	220,333
O’Reilly Automotive, Inc.(1)	490	60,667
Occidental Petroleum Corp.	3,347	321,580
Oceaneering International, Inc.	2,909	249,825
OGE Energy Corp.	1,034	38,155
Old Republic International Corp.	12,934	217,162
Olin Corp.	8,009	180,283
Omnicare, Inc.	523	28,843

33	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Omnicom Group, Inc.	4,698	$319,981
Oneok, Inc.	2,745	155,093
OpenTable, Inc.(1)	392	27,236
Oracle Corp.	2,609	87,402
Orthofix International NV(1)	1,741	35,673
Owens & Minor, Inc.	5,672	212,246
Packaging Corp. of America	3,818	237,785
PacWest Bancorp	1,624	61,793
Pandora Media, Inc.(1)	1,986	49,908
Panera Bread Co., Class A(1)	232	36,637
Papa John’s International, Inc.	814	61,595
Parker Hannifin Corp.	758	88,474
PartnerRe, Ltd.	2,701	270,667
Patterson Cos., Inc.	5,737	243,880
Paychex, Inc.	7,429	313,950
PDL BioPharma, Inc.	25,200	203,868
PennyMac Mortgage Investment Trust	1,550	35,759
People’s United Financial, Inc.	20,709	298,831
Pepco Holdings, Inc.	10,027	193,321
PepsiCo, Inc.	7,139	600,319
Perrigo Co.	166	22,890
Pfizer, Inc.	15,686	481,246
Philip Morris International, Inc.	6,717	598,619
Phillips 66	1,964	126,541
Piedmont Natural Gas Co., Inc.	1,147	39,159
Pinnacle Financial Partners, Inc.(1)	706	21,886
Platinum Underwriters Holdings, Ltd.	1,020	63,434
PNC Financial Services Group, Inc. (The)	2,013	148,016
Power Integrations, Inc.	543	31,190
PPG Industries, Inc.	718	131,092
PPL Corp.	7,469	228,775
Praxair, Inc.	4,072	507,819
Prestige Brands Holdings, Inc.(1)	2,876	89,817
priceline.com, Inc.(1)	325	342,495
Pricesmart, Inc.	293	33,340
ProAssurance Corp.	4,023	182,322
Procter & Gamble Co.	7,868	635,341
Progressive Corp.	7,127	185,088
Provident Financial Services, Inc.	4,077	76,403
Public Service Enterprise Group, Inc.	5,913	198,086
Quest Diagnostics, Inc.	3,364	201,537
Ralph Lauren Corp.	202	33,459
Raytheon Co.	3,029	249,499
RBC Bearings, Inc.(1)	730	50,217
Regal Entertainment Group	10,758	204,510
Regal-Beloit Corp.	456	33,438
Republic Services, Inc.	9,849	329,646

Security	Shares	Value

United States (continued)
Retail Opportunity Investments Corp.	2,403	$35,564
Reynolds American, Inc.	6,839	351,319
Rockwell Automation, Inc.	283	31,246
Ross Stores, Inc.	632	48,885
Royal Gold, Inc.	1,654	79,458
RPM International, Inc.	5,422	209,940
RR Donnelley & Sons Co.	3,058	56,787
SBA Communications Corp., Class A(1)	993	86,858
SCANA Corp.	4,011	187,033
Schlumberger, Ltd.	4,138	387,813
Science Applications International Corp.	2,190	77,198
Scotts Miracle-Gro Co. (The), Class A	4,174	245,097
Seattle Genetics, Inc.(1)	1,072	41,411
Selective Insurance Group, Inc.	3,029	79,572
SemGroup Corp., Class A	520	31,403
Sempra Energy	2,100	191,394
Sherwin-Williams Co. (The)	780	146,640
Sigma-Aldrich Corp.	459	39,671
Signature Bank(1)	738	75,143
Sonoco Products Co.	5,119	208,036
Southern Co. (The)	8,508	348,062
Southwest Airlines Co.	7,045	121,315
Southwest Gas Corp.	640	34,726
Spectra Energy Corp.	14,956	531,985
Sprint Nextel Corp.(1)	10,065	67,737
Standex International Corp.	316	19,437
Stanley Black & Decker, Inc.	840	66,436
Starbucks Corp.	5,871	475,845
Stericycle, Inc.(1)	487	56,589
Stryker Corp.	348	25,703
Sysco Corp.	7,729	249,956
TAL International Group, Inc.(1)	4,677	225,946
Targa Resources Corp.	496	38,470
Target Corp.	5,050	327,189
Techne Corp.	361	31,548
TECO Energy, Inc.	13,901	238,680
Teekay Corp.	6,539	283,989
Teleflex, Inc.	2,533	233,492
Tesoro Corp.	2,237	109,367
Tetra Tech, Inc.(1)	1,285	33,577
Texas Capital Bancshares, Inc.(1)	504	26,233
Texas Industries, Inc.(1)	575	30,878
Texas Instruments, Inc.	4,744	199,628
Texas Roadhouse, Inc.	1,171	32,109
TFS Financial Corp.(1)	2,168	26,320
Thomson Reuters Corp.	8,932	335,575
Tidewater, Inc.	3,714	223,657

34	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Time Warner Cable, Inc.	1,852	$222,518
Time Warner, Inc.	7,175	493,209
TJX Cos., Inc. (The)	3,566	216,777
Towers Watson & Co., Class A	885	101,607
Tredegar Corp.	1,164	34,012
Trex Co., Inc.(1)	90	6,320
Tyco International, Ltd.	1,241	45,359
Tyler Technologies, Inc.(1)	830	80,269
U.S. Bancorp	10,423	389,403
UGI Corp.	1,894	78,355
UIL Holdings Corp.	530	20,416
Umpqua Holdings Corp.	1,733	28,369
Union Pacific Corp.	887	134,292
United Bankshares, Inc.	2,103	62,207
United Parcel Service, Inc., Class B	6,222	611,249
United Technologies Corp.	3,777	401,306
UnitedHealth Group, Inc.	5,154	351,812
URS Corp.	529	28,682
Valero Energy Corp.	6,005	247,226
Validus Holdings, Ltd.	5,307	209,520
Valmont Industries, Inc.	389	54,655
Valspar Corp. (The)	409	28,618
ValueVision Media, Inc.(1)	19,438	103,799
Vectren Corp.	6,201	216,539
VeriSign, Inc.(1)	1,141	61,933
Verizon Communications, Inc.	13,899	702,038
Viacom, Inc., Class B	2,332	194,232
Visa, Inc., Class A	2,098	412,614
Vistaprint NV(1)	466	25,187
Vitamin Shoppe, Inc.(1)	274	12,853
W.W. Grainger, Inc.	401	107,857
Wal-Mart Stores, Inc.	9,342	716,998
Walgreen Co.	1,930	114,333
Walt Disney Co. (The)	1,423	97,604
Washington Federal, Inc.	2,109	48,043
Washington Post Co., Class B	119	76,555
Waste Connections, Inc.	2,011	85,950
Waste Management, Inc.	14,690	639,603
Watsco, Inc.	560	53,362
WellPoint, Inc.	2,683	227,518
Wells Fargo & Co.	5,561	237,399
Wendy’s Co. (The)	3,955	34,369
Werner Enterprises, Inc.	7,986	184,956
Westamerica Bancorporation	569	29,292
Westar Energy, Inc.	6,037	190,830
Western Alliance Bancorp(1)	1,256	26,564
Western Refining, Inc.	1,219	39,337

Security	Shares	Value

United States (continued)
WGL Holdings, Inc.	629	$28,311
White Mountains Insurance Group, Ltd.	31	18,106
Williams Cos., Inc.	7,781	277,860
Windstream Corp.	28,545	244,060
World Fuel Services Corp.	521	19,876
Wynn Resorts, Ltd.	1,384	230,090
Xcel Energy, Inc.	8,251	238,124
Xilinx, Inc.	1,842	83,664
Yahoo! Inc.(1)	1,629	53,643
Yum! Brands, Inc.	3,425	231,598
Zions Bancorporation	2,563	72,712

		$77,469,829

Total Common Stocks (identified cost $129,321,097)		$151,756,813

Equity-Linked Securities(6) — 1.4%

Security	Maturity Date	Shares	Value

India(7) — 1.4%
Adani Enterprises, Ltd.	11/2/16	7,600	$25,726
Adani Ports and Special Economic Zone	11/2/16	14,900	35,313
Apollo Hospitals Enterprises, Ltd.	11/2/16	1,900	28,129
Asian Paints, Ltd.	8/17/16	6,100	53,588
Axis Bank, Ltd.	10/8/14	2,200	43,824
Bajaj Auto, Ltd.	7/29/16	700	24,286
Bank of Baroda	9/29/14	3,100	32,457
Bharat Forge, Ltd.	11/2/16	4,200	20,475
Bharat Heavy Electricals, Ltd.	9/29/14	13,100	30,130
Bharti Airtel, Ltd.	9/29/14	22,000	131,560
Cairn India, Ltd.	9/29/14	10,500	54,075
Cipla, Ltd.	9/29/14	6,000	40,380
Coal India, Ltd.	11/2/16	12,000	56,280
Colgate-Palmolive (India), Ltd.	10/1/14	1,300	26,234
Divi’s Laboratories, Ltd.	11/2/16	1,200	19,008
DLF, Ltd.	11/2/16	21,600	53,352
Essar Oil, Ltd.	11/2/16	28,700	24,252
Federal Bank, Ltd.	7/29/16	49,500	66,082
GAIL India, Ltd.	4/6/16	8,100	46,656
GlaxoSmithKline Pharmaceuticals, Ltd.	11/3/16	500	19,790
Glenmark Pharmaceuticals, Ltd.	11/2/16	2,000	18,360
Gujarat State Petronet, Ltd.	11/2/16	16,300	14,915
Hero Motocorp, Ltd.	10/8/14	700	23,639
Hindalco Industries, Ltd.	6/30/16	19,100	35,717
Hindustan Petroleum Corp., Ltd.	10/13/14	8,500	27,880

35	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Maturity Date	Shares	Value

India (continued)
Hindustan Unilever, Ltd.	10/1/14	6,600	$65,538
Hindustan Zinc, Ltd.	10/13/14	11,300	24,634
IDBI Bank, Ltd.	11/2/16	28,400	31,382
Idea Cellular, Ltd.	11/2/16	16,000	45,040
IFCI, Ltd.	10/13/14	94,100	37,169
Indiabulls Financial Services, Ltd.	11/2/16	9,200	40,802
Indiabulls Housing Finance	8/6/18	9,200	32,062
Indian Oil Corp., Ltd.	4/26/16	10,700	35,203
IndusInd Bank, Ltd.	12/15/14	8,800	63,844
Infrastructure Development Finance Company, Ltd.	10/8/14	23,900	41,108
ITC, Ltd.	9/29/14	16,600	90,553
Jaiprakash Associates, Ltd.	10/13/14	17,200	13,330
Jindal Steel and Power, Ltd. JSPL	9/29/14	9,900	38,709
Kotak Mahindra Bank, Ltd.	10/13/14	4,600	56,396
Larsen & Toubro, Ltd.	11/4/14	3,300	52,338
Lupin, Ltd.	11/2/16	2,000	28,930
Mahindra & Mahindra, Ltd.	10/15/14	2,100	30,387
National Hydroelectric Power Corp., Ltd.	11/2/16	57,100	16,845
Nestle India, Ltd.	9/8/15	400	36,466
NMDC, Ltd.	11/2/16	14,500	32,770
NTPC, Ltd.	4/26/16	28,500	69,255
Oil and Natural Gas Corp., Ltd.	4/26/16	19,400	92,829
Oil India, Ltd.	11/2/16	3,450	26,634
Power Finance Co.	7/27/15	23,700	51,903
Power Grid Corp. of India, Ltd.	11/16/15	30,500	50,325
Reliance Infrastructure, Ltd.	4/26/16	3,900	27,436
Reliance Power, Ltd.	11/2/16	11,200	13,384
Shriram Transport Finance Co.	9/24/14	3,952	39,362
Siemens, Ltd.	11/2/16	3,200	30,352
Sun Pharmaceutical Industries, Ltd.	4/26/16	6,500	64,480
Tata Chemicals, Ltd.	6/30/16	5,500	24,008
Tata Consultancy Services, Ltd.	10/13/14	4,000	137,620
Tata Power Co., Ltd.	4/26/16	15,600	20,826
Tata Steel, Ltd.	10/13/14	10,400	56,732
Union Bank of India, Ltd.	7/29/16	9,500	19,095
Wipro, Ltd.	10/13/14	9,193	71,522
Yes Bank, Ltd.	11/2/16	5,100	30,651

			$2,592,028

Security	Maturity Date	Shares	Value

Kuwait(8) — 0.0%
Al Safwa Group Holding Co. KSC(1)(3)	11/15/13	160,000	$0

			$0

Total Equity-Linked Securities (identified cost $2,705,307)			$2,592,028

Exchange-Traded Funds — 0.1%

Security	Shares	Value

Vanguard FTSE Emerging Markets ETF	3,990	$167,061

Total Exchange-Traded Funds (identified cost $163,271)		$167,061

Rights(1) — 0.0%(2)

Security	Shares	Value
Salfacorp SA, Exp. 11/8/13	1,231	$1

Total Rights (identified cost $0)		$1

Warrants(1) — 0.0%

Security	Shares	Value
BTS Group Holdings PCL, Exp. 11/1/18, Strike THB 12.00	16,666	$0

Total Warrants (identified cost $0)		$0

Short-Term Investments — 15.5%

U.S. Treasury Obligations — 6.6%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 1/9/14	$2,500	$2,499,875
U.S. Treasury Bill, 0.00%, 3/6/14(9)	10,000	9,998,180

Total U.S. Treasury Obligations (identified cost $12,494,579)		$12,498,055

36	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Other — 8.9%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(10)	$16,932	$16,932,371

Total Other (identified cost $16,932,371)		$16,932,371

Total Short-Term Investments (identified cost $29,426,950)		$29,430,426

Total Investments — 96.9% (identified cost $161,616,625)		$183,946,329

Other Assets, Less Liabilities — 3.1%		$5,848,485

Net Assets — 100.0%		$189,794,814

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
CDI	–	CHESS Depositary Interest
GDR	–	Global Depositary Receipt
PC	–	Participation Certificate
PCL	–	Public Company Ltd.
PFC Shares	–	Preference Shares
SDR	–	Swedish Depositary Receipt
THB	–	Thai Baht

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2013, the aggregate value of these securities is $484,929 or 0.3% of the Portfolio’s net assets.

(5)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $2,592,028 or 1.4% of the Portfolio’s net assets.

(7)

Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (JPMorgan Chase) in addition to the market risk of the underlying security.

(8)

Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (Citigroup Global Markets Holdings Inc.) in addition to the market risk of the underlying security.

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(10)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
United States Dollar	61.4%	$116,513,096
Euro	7.9	14,963,320
Hong Kong Dollar	2.7	5,195,318
British Pound Sterling	2.7	5,018,912
Japanese Yen	2.6	4,934,749
Swiss Franc	1.4	2,737,279
South African Rand	1.4	2,699,996
New Taiwan Dollar	1.4	2,686,431
South Korean Won	1.4	2,622,961
Australian Dollar	1.2	2,327,413
Swedish Krona	1.1	1,996,411
Other currency, less than 1% each	11.7	22,250,443

Total Investments	96.9%	$183,946,329

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Financials	14.3%	$27,043,704
Industrials	9.4	17,866,801
Consumer Discretionary	8.8	16,755,766
Consumer Staples	8.5	16,043,692
Materials	7.6	14,512,736
Information Technology	7.6	14,447,325
Energy	7.4	14,006,225
Health Care	7.1	13,403,066
Utilities	5.8	11,069,412
Telecommunication Services	4.8	9,200,115
Exchange-Traded Funds	0.1	167,061
Short-Term Investments	15.5	29,430,426

Total Investments	96.9%	$183,946,329

37	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $144,684,254)	$167,013,958
Affiliated investment, at value (identified cost, $16,932,371)	16,932,371
Cash	772
Restricted cash*	10,819,060
Foreign currency, at value (identified cost, $336,224)	334,348
Dividends receivable	180,484
Interest receivable from affiliated investment	1,468
Receivable for open swap contracts	754,909
Tax reclaims receivable	87,645
Total assets	$196,125,015

Liabilities
Payable for investments purchased	$308
Payable for variation margin on open financial futures contracts	644,154
Payable for open swap contracts	516,210
Payable for closed swap contracts	4,850,665
Payable to affiliates:
Investment adviser fee	134,389
Trustees’ fees	798
Accrued foreign capital gains taxes	1,746
Accrued expenses	181,931
Total liabilities	$6,330,201
Net Assets applicable to investors’ interest in Portfolio	$189,794,814

Sources of Net Assets
Investors’ capital	$170,480,567
Net unrealized appreciation	19,314,247
Total	$189,794,814

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

38	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends (net of foreign taxes, $260,910)	$4,149,340
Interest	70,787
Interest allocated from affiliated investment	38,538
Expenses allocated from affiliated investment	(4,483)
Total investment income	$4,254,182

Expenses
Investment adviser fee	$2,357,678
Trustees’ fees and expenses	10,214
Custodian fee	512,169
Legal and accounting services	98,835
Stock dividend tax	582
Miscellaneous	20,049
Total expenses	$2,999,527
Deduct —
Reduction of custodian fee	$56
Total expense reductions	$56

Net expenses	$2,999,471

Net investment income	$1,254,711

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $1,073)	$8,062,102
Investment transactions allocated from affiliated investment	1,169
Financial futures contracts	(15,565,105)
Swap contracts	(7,793,661)
Foreign currency and forward foreign currency exchange contract transactions	(445,100)
Net realized loss	$(15,740,595)
Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $534)	$15,932,900
Financial futures contracts	(5,924,867)
Swap contracts	465,657
Foreign currency and forward foreign currency exchange contracts	116,634
Net change in unrealized appreciation (depreciation)	$10,590,324

Net realized and unrealized loss	$(5,150,271)

Net decrease in net assets from operations	$(3,895,560)

39	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$1,254,711	$800,316
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(15,740,595)	(7,744,264)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	10,590,324	8,723,923
Net increase (decrease) in net assets from operations	$(3,895,560)	$1,779,975
Capital transactions —
Contributions	$15,302,603	$286,927,481
Withdrawals	(85,317,708)	(25,001,977)
Net increase (decrease) in net assets from capital transactions	$(70,015,105)	$261,925,504

Net increase (decrease) in net assets	$(73,910,665)	$263,705,479

Net Assets
At beginning of year	$263,705,479	$—
At end of year	$189,794,814	$263,705,479

40	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.26%	1.30	%(2)
Net investment income	0.53%	0.56%
Portfolio Turnover	65%	22%

Total Return	(1.59)%	1.60%

Net assets, end of year (000’s omitted)	$189,795	$263,705

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)

The investment adviser subsidized certain operating expenses (equal to 0.05% of average daily net assets for the year ended October 31, 2012). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would have been lower.

41	See Notes to Consolidated Financial Statements.

Parametric Market Neutral Portfolio

October 31, 2013

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Parametric Market Neutral Portfolio (formerly, Parametric Structured Absolute Return Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Multi-Strategy All Market Fund and Parametric Market Neutral Fund (formerly, Eaton Vance Parametric Structured Absolute Return Fund) held an interest of 68.1%, 6.0% and 20.9%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSAR Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2013 were $22,614,287 or 11.9% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Total return swaps are valued by obtaining the value of the underlying index or instrument and reference interest rate from a third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

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Parametric Market Neutral Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

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Parametric Market Neutral Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR, the investment advisory agreement between the Subsidiary and BMR and subsequent fee reduction agreements effective September 30, 2013, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.80% of its respective average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. Prior to September 30, 2013, the Portfolio and Subsidiary each paid BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million and over. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $2,357,678 or 0.99% of the Portfolio’s consolidated average daily net assets. Pursuant to sub-advisory agreements, BMR pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its adviser fee for sub-advisory services provided to the Portfolio and the Subsidiary. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $97,200,324 and $121,329,368, respectively, for the year ended October 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$162,322,216

Gross unrealized appreciation	$25,501,823
Gross unrealized depreciation	(3,877,710)

Net unrealized appreciation	$21,624,113

The net unrealized appreciation on swap contracts and foreign currency transactions at October 31, 2013 on a federal income tax basis was $238,321.

44

Parametric Market Neutral Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

12/13	194 E-mini MSCI EAFE Index	Short	$(18,026,775)	$(18,190,410)	$(163,635)
12/13	308 E-mini MSCI Emerging Markets Index	Short	(15,605,242)	(15,768,060)	(162,818)
12/13	828 E-mini S&P 500 Index	Short	(69,564,076)	(72,491,401)	(2,927,325)

					$(3,253,778)

Total Return Swaps
Counterparty	Notional Amount	Portfolio Pays/ Receives Return on Reference Index	Reference Index	Portfolio Pays/ Receives Rate	Rate	Expi ration Date	Net Unrealized Appreciation (Depreciation)

Bank of America	$17,000,590	Pays	Total Return on MSCI Daily Net EAFE USD Index	Receives	3-Month USD-LIBOR-BBA + 0.02%	10/31/14	$122
Bank of America	16,999,887	Pays	Total Return on MSCI Daily Net Emerging Markets USD Index	Receives	3-Month USD-LIBOR-BBA + 0.04%	10/31/14	30,523
Merrill Lynch International	36,757,103	Pays	Excess Return on Dow Jones-UBS Commodity Index	Pays	0.15%	11/20/13	546,502
Merrill Lynch International	2,962,043	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.20	11/20/13	17,960
Merrill Lynch International	740,511	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.20	11/20/13	10,022
Merrill Lynch International	2,962,043	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.20	11/20/13	32,175
Merrill Lynch International	740,511	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.20	11/20/13	(2,709)
Merrill Lynch International	2,962,043	Receives	Excess Return on S&P GSCI 1 Month Forward Gas Oil Index	Pays	0.20	11/20/13	21,762
Merrill Lynch International	2,962,043	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.20	11/20/13	(22,337)
Merrill Lynch International	1,481,022	Receives	Excess Return on S&P GSCI 1 Month Forward Lead Index	Pays	0.20	11/20/13	6,742

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Parametric Market Neutral Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Portfolio Pays/ Receives Return on Reference Index	Reference Index	Portfolio Pays/ Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Merrill Lynch International	$1,481,022	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.20%	11/20/13	$4,913
Merrill Lynch International	1,481,022	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.20	11/20/13	(49,075)
Merrill Lynch International	2,962,043	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.20	11/20/13	49,487
Merrill Lynch International	1,481,022	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.20	11/20/13	14,109
Merrill Lynch International	370,255	Receives	Excess Return on S&P GSCI Palladium Index	Pays	0.20	11/20/13	(4,632)
Merrill Lynch International	740,511	Receives	Excess Return on S&P GSCI Platinum Index	Pays	0.20	11/20/13	4,492
Merrill Lynch International	370,255	Receives	Return on Dow Jones-UBS Tin Subindex	Pays	0.20	11/20/13	1,166
Merrill Lynch International	740,511	Receives	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	Pays	0.27	11/20/13	(7,683)
Merrill Lynch International	740,511	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.27	11/20/13	(33,900)
Merrill Lynch International	1,481,022	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.27	11/20/13	(52,148)
Merrill Lynch International	740,511	Receives	Excess Return on S&P GSCI 1 Month Forward Cotton Index	Pays	0.27	11/20/13	(27,682)
Merrill Lynch International	740,511	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.27	11/20/13	14,934
Merrill Lynch International	1,481,022	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.27	11/20/13	(926)
Merrill Lynch International	1,481,022	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.27	11/20/13	(42,971)
Merrill Lynch International	1,481,022	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.27	11/20/13	(73,841)
Merrill Lynch International	1,481,022	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.27	11/20/13	(66,703)
Merrill Lynch International	1,481,022	Receives	Excess Return on Dow Jones-UBS 3 Month Forward Soybean Oil Subindex	Pays	0.30	11/20/13	(6,780)
Merrill Lynch International	185,128	Receives	Excess Return on S&P GSCI 1 Month Forward Feeder Cattle Index	Pays	0.30	11/20/13	(4,322)
Merrill Lynch International	2,962,043	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Index	Pays	0.35	11/20/13	(120,501)

							$238,699

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

46

Parametric Market Neutral Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

In following its generally market-neutral strategy, the Portfolio achieved its long and short exposures to commodities using swap contracts and its short exposure to equities using swap contracts and futures contracts during the year ended October 31, 2013. In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Portfolio invests in commodities-linked derivative investments, including total return swaps based on a commodity index that provide exposure to the investment returns of the commodities market, without investing directly in physical commodities.

Equity Price Risk:  The Portfolio enters into total return swap agreements on equity indices to enhance return, to hedge against fluctuations in securities prices or as substitution for the purchase or sale of securities. The Portfolio also enters into equity index futures contracts to enhance return or hedge volatility as an overall asset/risk instrument.

Foreign Exchange Risk:  During the year ended October 31, 2013, the Portfolio entered into forward foreign currency exchange contracts and currency futures contracts to enhance return, to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $516,210. The Portfolio may be required to pledge collateral in the form of cash or securities for the benefit of a counterparty if the net amount due to the counterparty exceeds a certain threshold. Collateral pledged for the benefit of a counterparty for over-the-counter derivatives is held in a segregated account by the Portfolio’s custodian. Securities pledged as collateral, if any, are identified in the Consolidated Portfolio of Investments. Cash pledged as collateral, if any, is included in restricted cash on the Consolidated Statement of Assets and Liabilities. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $5,829,851 at October 31, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $754,909, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $724,264. To mitigate this risk, the Portfolio (and Subsidiary) has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio (and Subsidiary) or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $547,000, due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Equity Price	Commodity

Receivable for open swap contracts	$30,645	$724,264

Total Asset Derivatives	$30,645	$724,264

Net unrealized appreciation*	$(3,253,778)	$—
Payable for open swap contracts	—	(516,210)

Total Liability Derivatives	$(3,253,778)	$(516,210)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

47

Parametric Market Neutral Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Consolidated Statement of Operations Caption	Equity Price	Foreign Exchange	Commodity

Net realized gain (loss) —
Financial futures contracts	$(13,106,444)	$(2,458,661)	$—
Swap contracts	(8,049,362)	—	255,701
Foreign currency and forward foreign currency exchange contract transactions	—	(387,017)	—

Total	$(21,155,806)	$(2,845,678)	$255,701

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$(5,497,625)	$(427,242)	$—
Swap contracts	30,412	—	435,245
Foreign currency and forward foreign currency exchange contracts	—	114,961	—

Total	$(5,467,213)	$(312,281)	$435,245

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $143,832,000, $58,111,000 and $203,507,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

48

Parametric Market Neutral Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks
Asia/Pacific	$904,038	$24,592,560	$152	$25,496,750
Developed Europe	—	26,851,899	—	26,851,899
Developed Middle East	245,795	573,857	—	819,652
Emerging Europe	310,819	7,066,868	—	7,377,687
Latin America	6,552,835	1,760,775	—	8,313,610
Middle East/Africa	—	5,427,386	—	5,427,386
North America	77,469,829	—	—	77,469,829

Total Common Stocks	$85,483,316	$66,273,345 **	$152	$151,756,813

Equity-Linked Securities	$—	$2,592,028	$0	$2,592,028
Exchange-Traded Funds	167,061	—	—	167,061
Rights	1	—	—	1
Warrants	0	—	—	0
Short-Term Investments —
U.S. Treasury Obligations	—	12,498,055	—	12,498,055
Other	—	16,932,371	—	16,932,371

Total Investments	$85,650,378	$98,295,799	$152	$183,946,329

Swap Contracts	$—	$754,909	$—	$754,909

Total	$85,650,378	$99,050,708	$152	$184,701,238

Liability Description

Futures Contracts	$(3,253,778)	$—	$—	$(3,253,778)
Swap Contracts	—	(516,210)	—	(516,210)

Total	$(3,253,778)	$(516,210)	$—	$(3,769,988)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2013 is not presented.

At October 31, 2013, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

9  Name Change

Effective March 1, 2013, the name of Parametric Market Neutral Portfolio was changed from Parametric Structured Absolute Return Portfolio.

49

Parametric Market Neutral Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Parametric Market Neutral Portfolio (formerly, Parametric Structured Absolute Return Portfolio):

We have audited the accompanying consolidated statement of assets and liabilities of Parametric Market Neutral Portfolio (formerly, Parametric Structured Absolute Return Portfolio) and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2013, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated supplementary data for each of the two years in the period then ended. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Parametric Market Neutral Portfolio and subsidiary as of October 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and the supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2013

50

Parametric Market Neutral Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Parametric Market Neutral Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2011

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2011	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2011

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2011

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

51

Parametric Market Neutral Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2011

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2011

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2011

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007, Trustee of the Trust since 2005 and of the Portfolio since 2011

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Payson F. Swaffield(2) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust since 2007 and of the Portfolio since 2011; and Chief Legal Officer of the Trust since 2008 and of the Portfolio since 2011	Vice President of EVM and BMR.

52

Parametric Market Neutral Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2011	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007 and of the Portfolio since 2011.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

53

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

54

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This Page Intentionally Left Blank

Investment Adviser of Parametric Market Neutral Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Parametric Market Neutral Portfolio and Parametric Market Neutral Fund

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Investment Adviser and Administrator of Parametric Market Neutral Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5797-12/13	PPASARSRC

Parametric Tax-Managed International Equity Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2013

Parametric Tax-Managed International Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 34

Federal Tax Information	18

Management and Organization	35

Important Notices	37

Parametric Tax-Managed International Equity Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major equity markets worldwide recorded strong performance for the 12-month period ended October 31, 2013.

World stock markets were volatile in the final months of 2012 amid the U.S. presidential election and fears of a post-election political deadlock on U.S. tax and spending policies.

With the apparent resolution of the so-called “fiscal cliff” budget negotiations in January 2013, global stocks began a sustained rise that gained momentum on positive economic news and continuing support from world central banks. A succession of encouraging economic reports in the U.S. and Europe helped power global stock indexes to record highs in May 2013.

In June 2013, however, equities worldwide faltered after the U.S. Federal Reserve (the Fed) announced that a key component of its economic stimulus effort might be scaled back in late 2013. Investors worried that a stimulus pullback could end markets’ long rise and slow the economic recovery. Global stocks subsequently rebounded as market participants reassessed the potential impact of the Fed’s plan, only to fall again in August 2013 on geopolitical tensions in the Middle East and renewed investor concerns about future Fed policy.

Then, in mid-September 2013, the Fed surprised investors by postponing any stimulus reduction, citing lackluster economic growth and rising interest rates. Global stocks initially jumped in response, but swiftly turned lower amid market participants’ confusion over the Fed’s intentions, along with the mounting threat of a U.S. government shutdown and debt ceiling debacle. While many markets took another hit from the 16-day U.S. government shutdown, they bounced back after a temporary budget deal was reached to reopen the U.S. government and avert a U.S. default on its debts. The two major U.S. stock indexes — the Dow Jones Industrial Average2 and the broader S&P 500 Index — attained new highs, as soft economic data boosted expectations that the Fed would further delay tapering its easy money policies. The Fed confirmed these expectations near period-end by once again leaving its stimulus program intact.

For the full 12-month period, the MSCI World Index of global stocks advanced 25.77%. In the U.S., the Dow Jones Industrial Average and the S&P 500 Index rose 21.82%

and 27.18%, respectively, while the technology-laden NASDAQ Composite Index added 33.54%. The MSCI Europe Index returned 27.70%, as European stocks benefited from an improving economy following Europe’s prolonged recession. In Asia, the MSCI All Country Pacific Index returned 20.43%, but reflecting concerns about slower economic growth in China, the MSCI Golden Dragon Index returned a more modest 12.89%. Emerging markets overall were an exception to the global trend of double-digit gains, with the MSCI Emerging Markets Index rising 6.53% for the 12-month period.

Fund Performance

For the 12-month period ended October 31, 2013, Parametric Tax-Managed International Equity Fund (the Fund) had a total return of 20.52% for Investor Class shares at net asset value (NAV), underperforming the 26.88% return of the Fund’s benchmark, the MSCI EAFE Index (the Index).

Detractors from the Fund’s performance versus the Index included an underweight in the financials sector, as many European banks reported solid earnings during the period amid generally improving economic conditions in Europe. At the country level, detractors from the Fund’s performance versus the Index included the Fund’s underweight in Japan, where stocks have rallied broadly due to the Japanese government’s economic stimulus measures. Overweights in Singapore and Israel also detracted from the Fund’s performance versus the Index. Singapore equities have struggled on a slowing Chinese economy, while the Israeli market has remained volatile on continuing turmoil in the Middle East.

At the country level, contributors to the Fund’s performance relative to the Index included an underweight in the United Kingdom, whose market delivered positive performance but trailed the Index. An overweight in Finland also contributed to the Fund’s performance versus the Index, as the Finnish market outperformed the overall Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Parametric Tax-Managed International Equity Fund

October 31, 2013

Performance2,3

Portfolio Managers David Stein, Ph.D. and Thomas Seto, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class at NAV	04/22/1998	04/22/1998	20.52%	7.70%	6.11%
Class C at NAV	04/22/1998	04/22/1998	19.67	6.90	5.33
Class C with 1% Maximum Sales Charge	—	—	18.67	6.90	5.33
Institutional Class at NAV	09/02/2008	04/22/1998	20.86	8.03	6.27
MSCI EAFE Index	—	—	26.88%	11.99%	7.71%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Investor Class After Taxes on Distributions	04/22/1998	04/22/1998	20.47%	7.82%	6.22%
Investor Class After Taxes on Distributions and Sale of Fund Shares	—	—	12.63	6.55	5.32
Class C After Taxes on Distributions	04/22/1998	04/22/1998	18.64	7.02	5.45
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	11.27	5.75	4.54
Institutional Class After Taxes on Distributions	09/02/2008	04/22/1998	20.81	8.14	6.38
Institutional Class After Taxes on Distributions and Sale of Fund Shares	—	—	12.93	6.88	5.48

% Total Annual Operating Expense Ratios[4]			Investor Class	Class C	Institutional Class
Gross			1.73%	2.48%	1.48%
Net			1.50	2.25	1.25

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2003	$16,821	N.A.
Institutional Class	$50,000	10/31/2003	$91,919	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Parametric Tax-Managed International Equity Fund

October 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Geographic Allocation (% of common stocks)

Top 10 Holdings (% of net assets)6

Nestle SA	1.4%

SAP AG	1.3

ENI SpA	1.3

Anheuser-Busch InBev NV	1.2

Novo Nordisk A/S, Class B	1.2

Linde AG	1.2

ASML Holding NV	1.2

DBS Group Holdings, Ltd.	1.1

TeliaSonera AB	1.0

Roche Holding AG PC	0.9
Total	11.8%

See Endnotes and Additional Disclosures in this report.

4

Parametric Tax-Managed International Equity Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Europe Index is an unmanaged index designed to measure the developed equity market performance of Europe. MSCI All Country Pacific Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Institutional Class is linked to Investor Class. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/14. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Parametric Tax-Managed International Equity Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,059.50	$7.79	**	1.50%
Class C	$1,000.00	$1,054.80	$11.65	**	2.25%
Institutional Class	$1,000.00	$1,060.70	$6.49	**	1.25%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,017.60	$7.63	**	1.50%
Class C	$1,000.00	$1,013.90	$11.42	**	2.25%
Institutional Class	$1,000.00	$1,018.90	$6.36	**	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric Tax-Managed International Equity Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $37,271,166)	$44,882,611
Receivable for Fund shares sold	33,482
Receivable from affiliates	9,536
Miscellaneous receivable	111,045
Total assets	$45,036,674

Liabilities
Payable for Fund shares redeemed	$32,547
Payable to affiliates:
Distribution and service fees	16,211
Trustees’ fees	42
Accrued expenses	48,042
Total liabilities	$96,842
Net Assets	$44,939,832

Sources of Net Assets
Paid-in capital	$88,493,178
Accumulated net realized loss from Portfolio	(51,759,951)
Accumulated undistributed net investment income	595,160
Net unrealized appreciation from Portfolio	7,611,445
Total	$44,939,832

Investor Class Shares
Net Assets	$29,573,784
Shares Outstanding	2,966,685
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.97

Class C Shares
Net Assets	$11,819,772
Shares Outstanding	1,252,775
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.43

Institutional Class Shares
Net Assets	$3,546,276
Shares Outstanding	355,941
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.96

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $123,962)	$1,403,563
Interest allocated from Portfolio	202
Expenses allocated from Portfolio	(411,367)
Total investment income from Portfolio	$992,398

Expenses
Distribution and service fees
Investor Class	$73,075
Class B	3,929
Class C	113,397
Trustees’ fees and expenses	500
Custodian fee	16,376
Transfer and dividend disbursing agent fees	79,772
Legal and accounting services	23,856
Printing and postage	27,425
Registration fees	67,758
Miscellaneous	13,530
Total expenses	$419,618
Deduct —
Allocation of expenses to affiliates	$88,598
Total expense reductions	$88,598

Net expenses	$331,020

Net investment income	$661,378

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$1,349,816
Foreign currency transactions	(3,966)
Net realized gain	$1,345,850
Change in unrealized appreciation (depreciation) —
Investments	$6,091,405
Foreign currency	9,129
Net change in unrealized appreciation (depreciation)	$6,100,534

Net realized and unrealized gain	$7,446,384

Net increase in net assets from operations	$8,107,762

8	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$661,378	$794,475
Net realized gain from investment and foreign currency transactions	1,345,850	652,183
Net change in unrealized appreciation (depreciation) from investments and foreign currency	6,100,534	2,416,958
Net increase in net assets from operations	$8,107,762	$3,863,616
Distributions to shareholders —
From net investment income
Investor Class	$(681,705)	$(491,956)
Class B	(18,382)	(9,103)
Class C	(181,010)	(92,300)
Institutional Class	(56,931)	(35,627)
Total distributions to shareholders	$(938,028)	$(628,986)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$892,333	$1,631,116
Class B	5,178	8,566
Class C	525,380	764,122
Institutional Class	2,172,507	967,221
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	644,383	451,687
Class B	17,488	8,111
Class C	160,713	79,533
Institutional Class	38,473	29,822
Cost of shares redeemed
Investor Class	(7,046,737)	(11,982,861)
Class B	(75,953)	(446,894)
Class C	(2,215,850)	(4,260,595)
Institutional Class	(1,041,215)	(1,237,666)
Net asset value of shares exchanged
Investor Class	119,293	407,344
Class B	(119,293)	(407,344)
Net asset value of shares merged*
Investor Class	1,187,202	—
Class B	(1,187,202)	—
Net decrease in net assets from Fund share transactions	$(5,923,300)	$(13,987,838)

Net increase (decrease) in net assets	$1,246,434	$(10,753,208)

Net Assets
At beginning of year	$43,693,398	$54,446,606
At end of year	$44,939,832	$43,693,398

Accumulated undistributed net investment income included in net assets
At end of year	$595,160	$794,441

*	At the close of business on February 22, 2013, Class B shares were merged into Investor Class shares.

9	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2013

Financial Highlights

	Investor Class
	Year Ended October 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$8.470		$7.870	$8.870	$8.600	$7.530

Income (Loss) From Operations
Net investment income(1)	$0.157		$0.150	$0.091	$0.080	$0.121
Net realized and unrealized gain (loss)	1.549		0.567	(0.936)	0.340	1.078

Total income (loss) from operations	$1.706		$0.717	$(0.845)	$0.420	$1.199

Less Distributions
From net investment income	$(0.206)		$(0.117)	$(0.155)	$(0.151)	$(0.129)

Total distributions	$(0.206)		$(0.117)	$(0.155)	$(0.151)	$(0.129)

Redemption fees(1)(2)	$—		$—	$0.000 (3)	$0.001	$0.000	(3)

Net asset value — End of year	$9.970		$8.470	$7.870	$8.870	$8.600

Total Return(4)	20.52%		9.34%	(9.74)%	4.89%	16.22%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,574		$28,998	$36,350	$73,731	$76,284
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.51	%(7)	1.86%	1.77%	1.68%	1.73	%(8)
Net investment income	1.72%		1.89%	1.02%	0.95%	1.67%
Portfolio Turnover of the Portfolio	30%		117%	41%	72%	57%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.20% of average daily net assets for the year ended October 31, 2013). Absent this reimbursement, total return would be lower.

(8)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

10	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$8.010		$7.440	$8.390	$8.150	$7.100

Income (Loss) From Operations
Net investment income(1)	$0.082		$0.087	$0.025	$0.017	$0.063
Net realized and unrealized gain (loss)	1.474		0.534	(0.886)	0.314	1.024

Total income (loss) from operations	$1.556		$0.621	$(0.861)	$0.331	$1.087

Less Distributions
From net investment income	$(0.136)		$(0.051)	$(0.089)	$(0.092)	$(0.037)

Total distributions	$(0.136)		$(0.051)	$(0.089)	$(0.092)	$(0.037)

Redemption fees(1)(2)	$—		$—	$0.000 (3)	$0.001	$0.000	(3)

Net asset value — End of year	$9.430		$8.010	$7.440	$8.390	$8.150

Total Return(4)	19.67%		8.44%	(10.40)%	4.07%	15.40%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,820		$11,488	$14,022	$20,359	$25,599
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.26	%(7)	2.61%	2.53%	2.43%	2.48	%(8)
Net investment income	0.95%		1.16%	0.29%	0.21%	0.91%
Portfolio Turnover of the Portfolio	30%		117%	41%	72%	57%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.20% of average daily net assets for the year ended October 31, 2013). Absent this reimbursement, total return would be lower.

(8)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

11	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2013

Financial Highlights — continued

	Institutional Class
	Year Ended October 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$8.460		$7.880	$8.870	$8.600	$7.530

Income (Loss) From Operations
Net investment income(1)	$0.174		$0.172	$0.115	$0.077	$0.157
Net realized and unrealized gain (loss)	1.555		0.552	(0.920)	0.363	1.072

Total income (loss) from operations	$1.729		$0.724	$(0.805)	$0.440	$1.229

Less Distributions
From net investment income	$(0.229)		$(0.144)	$(0.185)	$(0.171)	$(0.159)

Total distributions	$(0.229)		$(0.144)	$(0.185)	$(0.171)	$(0.159)

Redemption fees(1)(2)	$—		$—	$0.000 (3)	$0.001	$0.000	(3)

Net asset value — End of year	$9.960		$8.460	$7.880	$8.870	$8.600

Total Return(4)	20.86%		9.46%	(9.33)%	5.13%	16.69%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,546		$1,919	$2,055	$618	$1,253
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.26	%(7)	1.61%	1.52%	1.43%	1.48	%(8)
Net investment income	1.90%		2.16%	1.33%	0.94%	2.11%
Portfolio Turnover of the Portfolio	30%		117%	41%	72%	57%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.20% of average daily net assets for the year ended October 31, 2013). Absent this reimbursement, total return would be lower.

(8)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

12	See Notes to Financial Statements.

Parametric Tax-Managed International Equity Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Tax-Managed International Equity Fund (formerly, Eaton Vance Tax-Managed International Equity Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Investor Class (renamed from Class A effective March 1, 2013) and Institutional Class (renamed from Class I effective March 1, 2013) shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Prior to March 1, 2013, the date the sales charge was eliminated and the share class was renamed, Investor Class shares were generally sold subject to a sales charge of 5.75% imposed at time of purchase. Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or qualified retirement plans. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Investor Class shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on February 22, 2013, Class B shares were merged into Investor Class shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (39.0% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $49,820,935 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($10,518,397), October 31, 2017 ($36,830,557) and October 31, 2019 ($2,471,981). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $1,332,915 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of

13

Parametric Tax-Managed International Equity Fund

October 31, 2013

Notes to Financial Statements — continued

being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$938,028	$628,986
During the year ended October 31, 2013, accumulated net realized loss was increased by $76,679, accumulated undistributed net investment income was increased by $77,369 and paid-in capital was decreased by $690 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs) and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$784,149
Capital loss carryforward	(49,820,935)
Net unrealized appreciation	5,483,440

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. Effective December 1, 2012, EVM and Parametric Portfolio Associates LLC (Parametric), the sub-adviser of the Portfolio and a majority-owned subsidiary of Eaton Vance Corp., have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively, and prior to the close of business on February 22, 2013, 2.25% of the Fund’s average daily net assets for Class B. This agreement may be changed or terminated after February 28, 2014. Pursuant to this agreement, EVM and Parametric were allocated $88,598 in total of the Fund’s operating expenses for the year ended October 31, 2013. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $8,432 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $763 as its portion of the sales charge on sales of Investor Class shares for the year ended October 31, 2013. EVD also received distribution and service fees from Investor Class, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Parametric Tax-Managed International Equity Fund

October 31, 2013

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $73,075 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) and prior to the close of business on February 22, 2013, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $2,947 and $85,048 for Class B and Class C shares, respectively.

Pursuant to the Class B (prior to the close of business on February 22, 2013) and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $982 and $28,349 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on February 22, 2013, on redemptions of Class B shares made within six years of purchase. Prior to March 1, 2013, Class A (renamed Investor Class) shares may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received less than $100 and approximately $200 and $300 of CDSCs paid by Investor Class, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,571,264 and $8,985,268, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Investor Class	2013	2012

Sales	99,003	201,838
Issued to shareholders electing to receive payments of distributions in Fund shares	74,581	61,287
Redemptions	(779,155)	(1,508,791)
Merger from Class B shares	133,109	—
Exchange from Class B shares	13,656	51,663

Net decrease	(458,806)	(1,194,003)

15

Parametric Tax-Managed International Equity Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2013(1)	2012

Sales	604	1,168
Issued to shareholders electing to receive payments of distributions in Fund shares	2,087	1,134
Redemptions	(9,172)	(58,033)
Merger to Investor Class shares	(137,331)	—
Exchange to Investor Class shares	(14,127)	(53,498)

Net decrease	(157,939)	(109,229)

	Year Ended October 31,
Class C	2013	2012

Sales	61,560	99,619
Issued to shareholders electing to receive payments of distributions in Fund shares	19,528	11,329
Redemptions	(261,752)	(561,580)

Net decrease	(180,664)	(450,632)

	Year Ended October 31,
Institutional Class	2013	2012

Sales	239,202	120,894
Issued to shareholders electing to receive payments of distributions in Fund shares	4,463	4,058
Redemptions	(114,500)	(159,158)

Net increase (decrease)	129,165	(34,206)

(1)	Offering of Class B shares was discontinued during the year ended October 31, 2013 (see Note 1).

8  Name Change

Effective March 1, 2013, the name of Parametric Tax-Managed International Equity Fund was changed from Eaton Vance Tax-Managed International Equity Fund.

16

Parametric Tax-Managed International Equity Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund (formerly, Eaton Vance Tax-Managed International Equity Fund):

We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (formerly, Eaton Vance Tax-Managed International Equity Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Tax-Managed International Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

17

Parametric Tax-Managed International Equity Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income.  The Fund designates $1,344,497, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 0.02% qualifies for the corporate dividends received deduction.

Foreign Tax Credit.  The Fund paid foreign taxes of $118,747 and recognized foreign source income of $1,527,281.

18

Tax-Managed International Equity Portfolio

October 31, 2013

Portfolio of Investments

Common Stocks — 98.6%

Security	Shares	Value

Australia — 5.9%
AGL Energy, Ltd.	19,720	$291,316
Amcor, Ltd.	81,068	830,492
APA Group	9,919	56,832
Australia and New Zealand Banking Group, Ltd.	12,365	395,684
BHP Billiton, Ltd.	9,814	346,958
Caltex Australia, Ltd.	2,834	49,519
CFS Retail Property Trust Group	26,240	51,354
Coca-Cola Amatil, Ltd.	4,616	56,252
Commonwealth Bank of Australia	8,579	617,710
Computershare, Ltd.	6,596	66,939
Crown, Ltd.	5,308	84,622
CSL, Ltd.	5,507	362,002
Federation Centres	22,983	53,937
Flight Centre, Ltd.	1,174	57,636
Fortescue Metals Group, Ltd.	15,408	75,567
GPT Group	20,014	69,754
Harvey Norman Holdings, Ltd.	44,634	137,346
James Hardie Industries PLC CDI	5,348	55,316
Leighton Holdings, Ltd.	4,691	79,469
Metcash, Ltd.	15,823	50,074
National Australia Bank, Ltd.	10,650	355,932
Newcrest Mining, Ltd.	7,992	77,496
Orica, Ltd.	10,197	203,004
Origin Energy, Ltd.	22,838	315,723
Qantas Airways, Ltd(1)	55,697	65,481
Rio Tinto, Ltd.	5,375	323,425
Seek, Ltd.	4,745	58,294
Tabcorp Holdings, Ltd.	17,246	58,658
Tatts Group, Ltd.	20,688	61,428
Telstra Corp., Ltd.	131,338	642,673
Toll Holdings, Ltd.	9,095	49,548
Transurban Group	16,374	109,843
Wesfarmers, Ltd.(1)	1,487	60,341
Westfield Retail Trust	17,493	51,036
Westpac Banking Corp.	3,483	113,083
Woodside Petroleum, Ltd.	4,035	147,923
Woolworths, Ltd.	9,368	308,923

		$6,791,590

Austria — 1.0%
OMV AG	14,433	$688,492
Raiffeisen Bank International AG	8,706	319,336
Verbund AG	5,540	129,958

		$1,137,786

Security	Shares	Value

Belgium — 3.6%
Ageas NV SA	1,164	$49,463
Anheuser-Busch InBev NV	13,471	1,396,452
Belgacom SA	13,840	378,684
Colruyt SA	7,459	416,119
Delhaize Group SA	915	58,436
Groupe Bruxelles Lambert SA	7,005	624,674
KBC Groep NV	1,451	79,053
Solvay SA	2,273	355,413
Telenet Group Holding NV	3,141	172,159
UCB SA	5,498	360,899
Umicore SA	5,226	248,857

		$4,140,209

Denmark — 3.9%
A.P. Moller-Maersk A/S, Class A	21	$189,627
A.P. Moller-Maersk A/S, Class B	30	290,249
Coloplast A/S, Class B	14,477	944,257
Danske Bank A/S(1)	3,080	71,967
DSV A/S	13,873	405,871
Novo Nordisk A/S, Class B	8,373	1,394,545
Novozymes A/S, Class B	18,246	714,613
TDC A/S	14,081	127,195
Tryg A/S	2,372	216,606
William Demant Holding A/S(1)	1,810	179,239

		$4,534,169

Finland — 3.3%
Elisa Oyj	13,791	$345,516
Fortum Oyj	8,270	184,478
Kesko Oyj, Class B	2,175	72,275
Kone Oyj, Class B	11,111	979,570
Metso Oyj	3,262	128,393
Neste Oil Oyj	11,956	237,068
Nokia Oyj(1)	70,780	537,983
Nokian Renkaat Oyj	1,317	66,609
Orion Oyj, Class B	7,962	213,988
Sampo Oyj	11,184	529,011
Stora Enso Oyj	18,840	174,946
UPM-Kymmene Oyj	3,364	53,411
Wartsila Oyj	6,606	293,118

		$3,816,366

France — 6.7%
ADP	1,564	$167,057
Air Liquide SA	7,276	988,908

19	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

France (continued)
AXA SA	2,207	$54,988
BNP Paribas SA	683	50,387
Carrefour SA	4,469	163,130
CGG SA(1)	3,608	79,304
Christian Dior SA	768	145,718
CNP Assurances	2,759	48,603
Compagnie Generale des Etablissements Michelin, Class B	289	30,113
Credit Agricole SA(1)	6,298	75,724
Dassault Systemes SA	1,969	239,205
EDF SA	2,363	82,700
Essilor International SA	2,064	221,189
Eutelsat Communications SA	3,731	118,004
GDF Suez	14,024	347,568
Groupe FNAC SA(1)	53	1,481
Iliad SA	316	72,172
Imerys SA	879	70,513
JCDecaux SA	1,986	79,599
Kering SA	430	97,451
L’Oreal SA	1,643	280,537
LVMH Moet Hennessy Louis Vuitton SA	5,415	1,039,655
Natixis	15,283	82,186
Orange SA	5,618	77,225
Pernod-Ricard SA	5,008	601,504
Renault SA	6,653	580,476
Safran SA	4,673	297,941
Sanofi	4,274	455,707
SES SA	2,704	78,648
Societe BIC SA	1,535	191,683
Societe Generale	1,376	77,730
Sodexo	2,236	216,950
Suez Environnement Co. SA	3,678	64,134
Total SA	5,116	313,882
Unibail-Rodamco SE	268	70,020
Vallourec SA	845	50,296
Veolia Environnement	2,686	46,080

		$7,658,468

Germany — 6.7%
Adidas AG	2,106	$239,969
BASF SE	1,133	117,622
Bayerische Motoren Werke AG	5,009	566,911
Beiersdorf AG	1,184	112,898
Celesio AG	1,831	56,926
Commerzbank AG(1)	8,618	110,221
Continental AG	655	119,778
Daimler AG	3,024	247,589

Security	Shares	Value

Germany (continued)
Deutsche Boerse AG	642	$48,296
Deutsche Lufthansa AG(1)	3,987	77,081
Deutsche Post AG	10,201	344,502
Deutsche Telekom AG	13,301	209,021
E.ON AG	2,645	48,214
Fraport AG	937	72,489
Fresenius Medical Care AG & Co. KGaA	705	46,591
Hannover Rueckversicherung AG	1,152	92,196
HeidelbergCement AG	633	49,842
Henkel AG & Co. KGaA	6,387	589,061
Hochtief AG	629	56,890
Linde AG	7,160	1,359,150
Muenchener Rueckversicherungs-Gesellschaft AG	256	53,410
Osram Licht AG(1)	7,536	390,310
Porsche Automobil Holding SE, PFC Shares	819	76,475
ProSiebenSat.1 Media AG	1,725	82,010
RWE AG	1,503	55,374
RWE AG, PFC Shares	1,456	49,605
Salzgitter AG	1,112	48,938
SAP AG	18,965	1,484,052
Siemens AG	1,047	133,798
ThyssenKrupp AG(1)	2,906	74,142
United Internet AG	11,282	445,032
Volkswagen AG	484	118,360
Volkswagen AG, PFC Shares	557	141,260

		$7,718,013

Hong Kong — 4.9%
AAC Technologies Holdings, Inc.	11,500	$50,528
ASM Pacific Technology, Ltd.	5,100	49,222
Bank of East Asia, Ltd.	62,800	272,158
BOC Hong Kong (Holdings), Ltd.	116,500	378,965
Cathay Pacific Airways, Ltd.	120,000	237,720
Cheung Kong Infrastructure Holdings, Ltd.	50,000	347,937
CLP Holdings, Ltd.	41,000	330,198
Galaxy Entertainment Group, Ltd.(1)	100,000	746,488
Hang Seng Bank, Ltd.	51,700	863,724
HKT Trust and HKT, Ltd.	83,000	76,536
Hong Kong & China Gas Co., Ltd.	252,340	588,163
Hopewell Holdings, Ltd.	51,500	173,770
Li & Fung, Ltd.	56,000	78,737
Link REIT (The)	22,500	113,479
MGM China Holdings, Ltd.	14,000	48,453
MTR Corp., Ltd.	75,000	290,063
Noble Group, Ltd.	98,000	80,969
Orient Overseas (International), Ltd.	9,000	46,486

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Hong Kong (continued)
Power Assets Holdings, Ltd.	64,000	$532,371
Sands China, Ltd.	7,600	54,233
SJM Holdings, Ltd.	16,000	51,631
Wheelock & Co., Ltd.	10,000	51,162
Wing Hang Bank, Ltd.	11,500	163,095
Wynn Macau, Ltd.	12,800	48,806

		$5,674,894

Ireland — 1.2%
CRH PLC	17,461	$424,888
Elan Corp. PLC(1)	6,498	107,930
Kerry Group PLC, Class A	12,840	822,336

		$1,355,154

Israel — 2.0%
Bank Hapoalim B.M.	57,822	$309,549
Bank Leumi Le-Israel B.M.(1)	89,574	340,959
Bezeq Israeli Telecommunication Corp., Ltd.	144,376	251,025
Delek Group, Ltd.	342	118,094
Israel Chemicals, Ltd.	15,194	125,613
Israel Corp., Ltd.(1)	83	41,763
Mizrahi Tefahot Bank, Ltd.	15,499	181,677
NICE Systems, Ltd.	6,472	253,775
Teva Pharmaceutical Industries, Ltd. ADR	18,418	683,124

		$2,305,579

Italy — 4.2%
Atlantia SpA	14,359	$314,708
Autogrill SpA(1)	7,979	71,626
Enel Green Power SpA	133,159	323,918
Enel SpA	21,568	95,156
ENI SpA	58,024	1,473,051
Fiat SpA(1)	5,795	45,472
Finmeccanica SpA(1)	17,382	127,375
Luxottica Group SpA	10,902	590,576
Pirelli & C. SpA	3,852	54,186
Snam Rete Gas SpA	128,366	661,407
Telecom Italia SpA	64,684	63,102
Telecom Italia SpA, PFC Shares	365,898	286,187
Tenaris SA	5,930	138,729
Terna Rete Elettrica Nazionale SpA	113,704	562,878
UniCredit SpA	6,750	50,669

		$4,859,040

Security	Shares	Value

Japan — 12.7%
ABC-Mart, Inc.	1,400	$70,015
Air Water, Inc.	4,000	57,177
Aisin Seiki Co., Ltd.	1,700	69,061
All Nippon Airways Co., Ltd.	51,000	106,552
Amada Co., Ltd.	7,000	60,218
Asahi Kasei Corp.	7,000	53,274
Bank of Kyoto, Ltd. (The)	17,000	149,792
Bank of Yokohama, Ltd. (The)	28,000	154,400
Bridgestone Corp.	1,000	34,283
Brother Industries, Ltd.	4,400	49,994
Calbee, Inc.	1,800	47,231
Canon, Inc.	1,500	47,335
Chiba Bank, Ltd. (The)	16,000	114,062
Chugai Pharmaceutical Co., Ltd.	9,800	230,264
Chugoku Bank, Ltd. (The)	15,000	215,647
Citizen Holdings Co., Ltd.	7,100	50,656
Coca-Cola West Co., Ltd.	2,800	56,792
Dai Nippon Printing Co., Ltd.	5,000	52,530
Daicel Chemical Industries, Ltd.	6,000	50,573
Daihatsu Motor Co., Ltd.	18,000	349,491
Denso Corp.	1,000	48,068
Electric Power Development Co., Ltd.	1,800	57,524
Fuji Electric Co., Ltd.	14,000	62,761
Fuji Heavy Industries, Ltd.	4,000	109,366
FUJIFILM Holdings Corp.	2,200	53,820
Gunma Bank, Ltd. (The)	39,000	225,660
Hachijuni Bank, Ltd. (The)	30,000	185,328
Hamamatsu Photonics K.K.	3,800	142,194
Hino Motors, Ltd.	5,000	70,648
Hirose Electric Co., Ltd.	300	45,771
Hiroshima Bank, Ltd. (The)	36,000	153,213
Hitachi Chemical Co., Ltd.	3,400	52,162
Hitachi Construction Machinery Co., Ltd.	3,500	74,125
Hitachi, Ltd.	8,000	55,961
Hoya Corp.	2,400	57,550
Ibiden Co., Ltd.	3,200	55,474
IHI Corp.	14,000	59,280
Isetan Mitsukoshi Holdings, Ltd.	5,100	77,292
Isuzu Motors, Ltd.	10,000	62,276
Iyo Bank, Ltd. (The)	18,000	187,951
Japan Airlines Co., Ltd.	5,500	321,488
Japan Tobacco, Inc.	4,200	151,971
JFE Holdings, Inc.	3,100	70,478
Joyo Bank, Ltd. (The)	12,000	62,330
JSR Corp.	3,500	66,668
JTEKT Corp.	5,800	74,462

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Kamigumi Co., Ltd.	19,000	$165,269
Kaneka Corp.	8,000	50,764
Kansai Paint Co., Ltd.	18,000	241,864
Kao Corp.	4,900	163,187
Kawasaki Heavy Industries, Ltd.	22,000	85,966
KDDI Corp.	3,600	194,963
Keikyu Corp.	8,000	75,305
Keio Corp.	24,000	166,282
Keyence Corp.	500	214,295
Kikkoman Corp.	3,000	54,677
Kinden Corp.	5,000	54,914
Kintetsu Corp.	24,000	88,324
Kirin Holdings Co., Ltd.	6,000	87,693
Koito Manufacturing Co., Ltd.	3,000	54,611
Komatsu, Ltd.	4,300	94,344
Konami Corp.	2,100	50,752
Kubota Corp.	4,000	59,226
Kuraray Co., Ltd.	4,500	52,836
Kyowa Hakko Kirin Co., Ltd.	12,000	132,540
M3, Inc.	18	49,294
Makita Corp.	1,500	75,854
Mazda Motor Corp.(1)	12,000	54,018
Medipal Holdings Corp.	4,100	55,284
MEIJI Holdings Co., Ltd.	1,000	55,902
Miraca Holdings, Inc.	1,300	58,575
Mitsubishi Electric Corp.	9,000	98,928
Mitsubishi Gas Chemical Co., Inc.	11,000	89,899
Mitsubishi Logistics Corp.	4,000	55,588
Mitsubishi Materials Corp.	20,000	78,248
Mitsubishi Tanabe Pharma Corp.	6,100	86,033
Mitsui Chemicals, Inc.	21,000	55,824
Mitsui O.S.K. Lines, Ltd.	19,000	80,424
MS&AD Insurance Group Holdings, Inc.	2,200	56,886
Murata Manufacturing Co., Ltd.	1,200	96,324
NGK Spark Plug Co., Ltd.	11,000	251,219
NHK Spring Co., Ltd.	5,300	55,479
Nintendo Co., Ltd.	400	44,981
Nippon Electric Glass Co., Ltd.	10,000	51,437
Nippon Meat Packers, Inc.	3,000	43,924
Nippon Yusen KK	14,000	42,777
Nishi-Nippon City Bank, Ltd. (The)	47,000	126,983
Nisshin Seifun Group, Inc.	5,000	54,207
Nissin Foods Holdings Co., Ltd.	1,200	51,365
Nitori Holdings Co., Ltd.	1,200	112,567
Nitto Denko Corp.	2,000	104,882
NOK Corp.	3,200	49,467

Security	Shares	Value

Japan (continued)
NSK, Ltd.	9,000	$96,141
NTT DoCoMo, Inc.	27,900	442,634
Odakyu Electric Railway Co., Ltd.	12,000	115,809
OMRON Corp.	2,900	110,667
Ono Pharmaceutical Co., Ltd.	3,200	241,952
Oracle Corp. Japan	2,800	110,554
Osaka Gas Co., Ltd.	15,000	63,181
Panasonic Corp.	5,200	53,297
Rakuten, Inc.	9,100	118,570
Ricoh Co., Ltd.	4,000	42,243
Rinnai Corp.	1,400	108,360
ROHM Co., Ltd.	1,200	49,257
Sankyo Co., Ltd.	1,400	66,582
Santen Pharmaceutical Co., Ltd.	2,200	111,685
Seven Bank, Ltd.	7,400	26,190
Shikoku Electric Power Co., Inc.(1)	2,900	51,763
Shin-Etsu Chemical Co., Ltd.	1,900	107,430
Shinsei Bank, Ltd.	23,000	53,850
Shiseido Co., Ltd.	3,700	63,296
Shizuoka Bank, Ltd. (The)	26,000	292,536
SMC Corp.	200	46,564
SoftBank Corp.	2,700	201,633
Sony Corp.	2,800	48,845
Stanley Electric Co., Ltd.	2,200	51,174
Sumco Corp.	6,100	55,429
Sumitomo Chemical Co., Ltd.	21,000	76,910
Sumitomo Electric Industries, Ltd.	3,700	55,442
Sumitomo Metal Mining Co., Ltd.	5,000	69,253
Sumitomo Mitsui Trust Holding, Inc.	11,000	54,330
Suntory Beverage & Food, Ltd.(1)	1,700	55,967
Suruga Bank, Ltd.	10,000	158,633
Suzuken Co., Ltd.	5,000	180,549
Suzuki Motor Corp.	2,100	52,805
Sysmex Corp.	1,700	112,613
Taiyo Nippon Sanso Corp.	8,000	54,859
Terumo Corp.	1,000	48,431
THK Co., Ltd.	2,500	54,571
Toho Gas Co., Ltd.	33,000	172,077
Tohoku Electric Power Co., Inc.(1)	3,800	45,996
Tokyo Electric Power Co., Inc.(1)	12,500	66,711
Tokyo Electron, Ltd.	900	49,385
Tokyo Gas Co., Ltd.	22,000	119,372
TonenGeneral Sekiyu K.K.	23,000	213,657
TOTO, Ltd.	3,000	42,427
Toyo Seikan Kaisha, Ltd.	2,500	51,957
Toyo Suisan Kaisha, Ltd.	1,000	31,803

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Toyoda Gosei Co., Ltd.	2,000	$50,009
Toyota Boshoku Corp.	4,100	54,916
Toyota Industries Corp.	1,100	48,521
Toyota Motor Corp.	2,700	175,063
Tsumura & Co.	1,700	53,431
Unicharm Corp.	5,000	321,144
USS Co., Ltd.	10,400	152,303
Yakult Honsha Co., Ltd.	1,500	76,190
Yamaha Corp.	3,400	50,764
Yamaha Motor Co., Ltd.	6,600	101,102
Yamato Holdings Co., Ltd.	3,200	68,819
Yaskawa Electric Corp.	4,000	51,803
Yokogawa Electric Corp.	5,100	66,651
Yokohama Rubber Co., Ltd. (The)	5,000	48,908

		$14,544,363

Netherlands — 4.9%
Aegon NV	9,795	$77,938
Akzo Nobel NV	8,949	649,647
ASML Holding NV	14,163	1,341,061
Delta Lloyd NV	3,195	67,739
European Aeronautic Defence and Space Co. NV	3,366	230,654
Gemalto NV	562	63,079
Heineken Holding NV	3,202	203,375
Heineken NV	7,054	486,071
ING Groep NV(1)	6,256	79,499
Koninklijke Ahold NV	46,093	876,068
Koninklijke DSM NV	9,532	720,548
Koninklijke KPN NV(1)	16,902	53,813
Koninklijke Vopak NV	1,918	117,963
QIAGEN NV(1)	13,623	312,661
Randstad Holding NV	887	54,629
Reed Elsevier NV	11,930	239,848
STMicroelectronics NV	5,561	42,775

		$5,617,368

New Zealand — 0.5%
Auckland International Airport, Ltd.	79,283	$224,437
Contact Energy, Ltd.	23,324	101,143
Fletcher Building, Ltd.	17,648	145,641
Telecom Corporation of New Zealand, Ltd.	52,744	102,347

		$573,568

Norway — 2.7%
Aker Solutions ASA	18,065	$249,579
Gjensidige Forsikring ASA	6,519	121,679

Security	Shares	Value

Norway (continued)
Norsk Hydro ASA	58,621	$261,612
Orkla ASA	20,563	166,687
Seadrill, Ltd.	8,001	370,080
Statoil ASA	35,612	842,623
Telenor ASA	42,114	1,011,899
Yara International ASA	1,858	80,019

		$3,104,178

Portugal — 0.6%
Banco Espirito Santo SA(1)	39,242	$51,563
EDP-Energias de Portugal SA	73,323	269,903
Galp Energia SGPS SA, Class B	7,743	131,116
Jeronimo Martins SGPS SA	9,657	177,849
Portugal Telecom SGPS SA	20,164	90,889

		$721,320

Singapore — 4.1%
Ascendas Real Estate Investment Trust	60,000	$114,080
CapitaMall Trust	33,000	53,598
ComfortDelGro Corp., Ltd.	45,000	69,488
DBS Group Holdings, Ltd.	90,300	1,217,377
Jardine Cycle & Carriage, Ltd.	2,000	58,942
Olam International, Ltd.	66,000	81,652
Oversea-Chinese Banking Corp., Ltd.	102,000	853,280
Singapore Airlines, Ltd.	37,000	310,370
Singapore Press Holdings, Ltd.	33,000	112,883
Singapore Technologies Engineering, Ltd.	38,000	128,850
Singapore Telecommunications, Ltd.	209,000	634,687
StarHub, Ltd.	33,000	118,000
United Overseas Bank, Ltd.	33,000	552,638
UOL Group, Ltd.	51,000	269,936
Yangzijiang Shipbuilding Holdings, Ltd.	83,000	78,737

		$4,654,518

Spain — 4.6%
Abertis Infraestructuras SA	14,497	$310,598
Acciona SA	828	52,489
Acerinox SA	8,757	115,431
ACS Actividades de Construccion y Servicios SA	3,559	116,753
Amadeus IT Holding SA, Class A	12,461	462,332
CaixaBank SA	50,803	263,320
Distribuidora Internacional de Alimentacion SA	10,918	99,539
Enagas	17,193	459,054
Ferrovial SA	28,385	541,068
Grifols SA	5,094	208,785

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Spain (continued)
Iberdrola SA	18,069	$113,416
Indra Sistemas SA	7,412	122,230
Industria de Diseno Textil SA	4,511	740,882
International Consolidated Airlines Group SA(1)	17,117	95,060
Red Electrica Corp. SA	5,529	344,261
Repsol SA	14,951	400,849
Telefonica SA(1)	40,287	709,023
Zardoya Otis SA	6,587	114,591

		$5,269,681

Sweden — 5.1%
Atlas Copco AB, Class A	1,766	$48,931
Elekta AB, Class B	3,308	48,856
Getinge AB, Class B	3,273	103,689
Hennes & Mauritz AB, Class B	18,506	799,678
Holmen AB, Class B	6,671	221,591
Investor AB, Class B	14,100	452,077
Lundin Petroleum AB(1)	2,108	43,442
Millicom International Cellular SA SDR	2,789	257,303
Nordea Bank AB	68,825	880,376
Scania AB, Class B	5,767	115,590
Skandinaviska Enskilda Banken AB, Class A	37,448	452,936
Skanska AB, Class B	17,255	332,233
SKF AB, Class B	5,595	148,040
Svenska Cellulosa AB SCA, Class B	3,122	88,513
Swedbank AB, Class A	17,314	450,620
Tele2 AB, Class B	17,326	208,837
Telefonaktiebolaget LM Ericsson, Class B	11,670	139,587
TeliaSonera AB	135,801	1,122,937

		$5,915,236

Switzerland — 7.1%
Actelion, Ltd.(1)	5,582	$431,882
Adecco SA(1)	4,988	367,834
ARYZTA AG(1)	788	58,787
Baloise Holding AG	1,367	158,810
Coca-Cola HBC AG(1)	8,092	232,730
Credit Suisse Group AG(1)	2,430	75,592
Geberit AG	236	70,509
Givaudan SA(1)	157	222,656
Lonza Group AG(1)	774	69,090
Nestle SA	21,922	1,582,416
Novartis AG	13,636	1,058,461
Roche Holding AG PC	3,945	1,090,932
Schindler Holding AG	2,365	336,570

Security	Shares	Value

Switzerland (continued)
Sonova Holding AG(1)	2,191	$285,139
Sulzer AG	795	124,370
Swatch Group, Ltd. (The)	458	50,958
Swatch Group, Ltd. (The), Bearer Shares	638	407,485
Swiss Life Holding AG(1)	399	79,114
Swiss Reinsurance Co., Ltd.	7,299	640,725
Swisscom AG	1,047	534,028
Transocean, Ltd.	1,218	57,524
Zurich Insurance Group AG(1)	830	229,348

		$8,164,960

United Kingdom — 12.9%
Aberdeen Asset Management PLC	14,295	$101,449
Anglo American PLC	9,686	230,300
Associated British Foods PLC	8,893	323,305
AstraZeneca PLC	6,335	335,376
Aviva PLC	83,894	602,267
BAE Systems PLC	30,618	223,343
Barclays PLC	129,770	546,002
BHP Billiton PLC	4,062	125,347
BP PLC	105,443	818,512
Bunzl PLC	2,862	63,133
Burberry Group PLC	18,459	453,602
Capita PLC	9,433	149,118
Centrica PLC	140,577	795,066
Cobham PLC	38,227	176,544
Compass Group PLC	7,989	114,891
Croda International PLC	1,406	54,943
Diageo PLC	27,272	869,362
easyJet PLC	2,461	51,551
Experian PLC	4,935	100,470
Fresnillo PLC	4,696	73,411
GKN PLC	13,143	77,422
GlaxoSmithKline PLC	3,480	91,741
HSBC Holdings PLC	40,207	440,723
Kingfisher PLC	10,578	63,991
Lloyds Banking Group PLC(1)	451,225	558,073
Marks & Spencer Group PLC	23,568	190,056
Melrose Industries PLC	45,525	233,393
National Grid PLC	9,123	114,646
Next PLC	1,363	119,027
Old Mutual PLC	157,158	512,184
Prudential PLC	6,666	136,325
Randgold Resources, Ltd.	2,371	175,838
Reed Elsevier PLC	7,665	107,374
Rexam PLC	14,205	118,286

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

United Kingdom (continued)
Rio Tinto PLC	4,728	$239,237
Rolls-Royce Holdings PLC(1)	6,194	114,112
Rolls-Royce Holdings PLC, PFC Shares(1)	3,054,770	4,898
Royal Dutch Shell PLC, Class A	29,315	976,330
Sage Group PLC (The)	21,582	116,429
Schroders PLC	2,674	110,362
Serco Group PLC	28,822	257,550
Severn Trent PLC	1,894	56,535
Shire PLC	2,773	122,956
Smiths Group PLC	5,909	135,998
SSE PLC	2,331	52,879
Standard Chartered PLC	21,102	506,659
Subsea 7 SA	10,099	213,571
Tesco PLC	91,836	535,692
Travis Perkins PLC	7,798	231,893
TUI Travel PLC	8,349	51,471
Tullow Oil PLC	14,362	217,085
Unilever PLC	4,839	196,226
United Utilities Group PLC	4,978	56,301
Vodafone Group PLC	242,402	887,860
Whitbread PLC	4,692	258,018
WM Morrison Supermarkets PLC	24,517	110,621
Wolseley PLC	4,264	229,535

		$14,829,289

Total Common Stocks (identified cost $94,294,434)		$113,385,749

Short-Term Investments — 0.6%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$747	$747,388

Total Short-Term Investments (identified cost $747,388)		$747,388

Total Investments — 99.2% (identified cost $95,041,822)		$114,133,137

Other Assets, Less Liabilities — 0.8%		$902,633

Net Assets — 100.0%		$115,035,770

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
CDI	–	CHESS Depositary Interest
PC	–	Participation Certificate
PFC Shares	–	Preference Shares
SDR	–	Swedish Depositary Receipt

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
Euro	36.8%	$42,293,405
British Pound Sterling	12.9	14,848,448
Japanese Yen	12.7	14,544,363
Swiss Franc	6.9	7,932,230
Australian Dollar	5.9	6,791,590
Swedish Krona	5.1	5,915,236
Hong Kong Dollar	4.9	5,593,925
Singapore Dollar	4.1	4,735,487
Danish Krone	3.9	4,534,169
Norwegian Krone	2.9	3,317,749
Israeli Shekel	1.4	1,622,455
United States Dollar	1.2	1,430,512
New Zealand Dollar	0.5	573,568

Total Investments	99.2%	$114,133,137

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Financials	17.3%	$19,961,878
Industrials	12.2	13,998,489
Consumer Discretionary	11.2	12,834,073
Consumer Staples	10.8	12,392,580
Health Care	9.8	11,261,229
Materials	9.4	10,865,829
Telecommunication Services	7.9	9,100,189
Energy	7.1	8,214,116
Utilities	6.8	7,790,604
Information Technology	6.1	6,966,762
Short-Term Investments	0.6	747,388

Total Investments	99.2%	$114,133,137

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $94,294,434)	$113,385,749
Affiliated investment, at value (identified cost, $747,388)	747,388
Foreign currency, at value (identified cost, $143,408)	141,556
Dividends receivable	140,170
Interest receivable from affiliated investment	38
Tax reclaims receivable	751,234
Total assets	$115,166,135

Liabilities
Payable for investments purchased	$854
Payable to affiliates:
Investment adviser fee	72,374
Trustees’ fees	384
Accrued expenses	56,753
Total liabilities	$130,365
Net Assets applicable to investors’ interest in Portfolio	$115,035,770

Sources of Net Assets
Investors’ capital	$95,868,481
Net unrealized appreciation	19,167,289
Total	$115,035,770

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends (net of foreign taxes, $309,055)	$3,492,190
Interest allocated from affiliated investment	502
Expenses allocated from affiliated investment	(59)
Total investment income	$3,492,633

Expenses
Investment adviser fee	$811,992
Trustees’ fees and expenses	4,597
Custodian fee	128,106
Legal and accounting services	36,904
Miscellaneous	40,413
Total expenses	$1,022,012

Net investment income	$2,470,621

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,685,424
Investment transactions allocated from affiliated investment	21
Foreign currency transactions	(9,490)
Net realized gain	$3,675,955
Change in unrealized appreciation (depreciation) —
Investments	$14,813,718
Foreign currency	23,467
Net change in unrealized appreciation (depreciation)	$14,837,185

Net realized and unrealized gain	$18,513,140

Net increase in net assets from operations	$20,983,761

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$2,470,621	$2,679,955
Net realized gain from investment and foreign currency transactions	3,675,955	2,592,699
Net change in unrealized appreciation (depreciation) from investments and foreign currency	14,837,185	4,557,510
Net increase in net assets from operations	$20,983,761	$9,830,164
Capital transactions —
Contributions	$4,862,027	$1,889,335
Withdrawals	(14,101,255)	(17,282,938)
Net decrease in net assets from capital transactions	$(9,239,228)	$(15,393,603)

Net increase (decrease) in net assets	$11,744,533	$(5,563,439)

Net Assets
At beginning of year	$103,291,237	$108,854,676
At end of year	$115,035,770	$103,291,237

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.94%	1.03%	1.13%	1.13%	1.12	%(2)
Net investment income	2.28%	2.60%	1.67%	1.30%	2.30%
Portfolio Turnover	30%	117%	41%	72%	57%

Total Return	21.20%	10.24%	(9.16)%	5.48%	16.92%

Net assets, end of year (000’s omitted)	$115,036	$103,291	$108,855	$174,638	$193,608

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)

The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser.

29	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Parametric Tax-Managed International Equity Fund (formerly, Eaton Vance Tax-Managed International Equity Fund) and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 39.0% and 61.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

30

Tax-Managed International Equity Portfolio

October 31, 2013

Notes to Financial Statements — continued

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million or over, the annual fee is reduced. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $811,992 or 0.75% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $32,437,658 and $39,763,627, respectively, for the year ended October 31, 2013.

31

Tax-Managed International Equity Portfolio

October 31, 2013

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$95,583,272

Gross unrealized appreciation	$19,828,259
Gross unrealized depreciation	(1,278,394)

Net unrealized appreciation	$18,549,865

The net unrealized appreciation on foreign currency transactions at October 31, 2013 on a federal income tax basis was $75,974.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Tax-Managed International Equity Portfolio

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Asia/Pacific	$—	$32,238,933		$—	$32,238,933
Developed Europe	—	78,841,237		—	78,841,237
Developed Middle East	683,124	1,622,455		—	2,305,579

Total Common Stocks	$683,124	$112,702,625	*	$—	$113,385,749
Short-Term Investments	$—	$747,388		$—	$747,388

Total Investments	$683,124	$113,450,013		$—	$114,133,137

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

33

Tax-Managed International Equity Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

34

Parametric Tax-Managed International Equity Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee of the Trust and Portfolio and President of the Portfolio	Trustee of the Trust and Portfolio since 2007 and President of the Portfolio since 2013

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

35

Parametric Tax-Managed International Equity Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

36

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

37

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Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Administrator of Parametric Tax-Managed International Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

038-12/13	IGSRC

Eaton Vance

Short Duration Government Income Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Short Duration Government Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 33

Federal Tax Information	19

Management and Organization	34

Important Notices	37

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Interest rates fell during the first six months of the fiscal year ended October 31, 2013, driven by highly accommodative monetary policies instituted by central banks around the world. In late 2012, the U.S. Federal Reserve (the Fed) augmented its soon-to-expire Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds, with outright purchases of $45 billion of Treasurys each month. This was in addition to the monthly purchase of approximately $40 billion of agency mortgage-backed securities (MBS) that it had begun in September 2012. These actions combined to put continuing downward pressure on long-term bond yields.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

The Fed subsequently tried to temper its comments and calm the markets, which moderated the outflows in most fixed-income asset classes. Bonds rallied in September 2013 after the Fed surprised the markets again by postponing the tapering of QE that many investors had thought was imminent. But as the mid-October deadline for Congress to increase the nation’s debt ceiling approached without an agreement, Treasury rates rose briefly, as investors worried that U.S. sovereign debt could go into default, and then settled back after legislators approved an extension.

In contrast with the interest-rate volatility experienced during the 12-months ended October 31, 2013, economic factors affecting U.S. credit markets were generally positive throughout the period: unemployment declined, corporate cash flows remained strong and the housing market appeared to have finally turned the corner toward recovery.

Against this backdrop, the Barclays U.S. Aggregate Bond Index2, a broad measure of the U.S. investment-grade bond market, declined 1.08% for the 12-month period as the adverse effect of rising bond yields more than offset an improving credit environment. Performance varied among various fixed-income sectors. In general, longer-maturity issues, being more sensitive to rising interest rates and the fact that long-term rates rose more than short-term rates, performed worse than shorter-maturity issues. And amid a modest economic recovery, relatively strong corporate cash flows and an accommodative Fed that seemed to encourage investors to take on more risk, lower credit quality bonds generally outperformed higher-quality issues. Within the government bond market, agency MBS lagged Treasurys, as yield spreads — the difference between yields on comparable average life issues in the two sectors — widened.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Short Duration Government Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of -1.36%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index (the Index) returned 0.52% for the period.

The Index consists entirely of Treasurys, which outperformed comparable-duration6 agency MBS over the period. The Fund continued to primarily invest in seasoned agency MBS during the period. Despite the Fed’s heavy involvement in the agency MBS market via the third round of QE, mortgage spreads widened over the period, as QE tapering fears offset favorable supply/demand technicals.

As Treasury yields fell in the first half of the year, mortgage rates followed suit, falling to all-time lows. With mortgage rates at record lows, the Fund experienced a modest uptick in prepayments of its seasoned agency MBS; however, prepayment rates still remained well below that of the generic agency MBS universe. The Fund’s seasoned MBS investments were typically comprised of mortgages originated from the early 1990s through 2003. As mortgage rates rose in the second half of the year, refinance activity slowed down significantly and the Fund’s prepayment rates ended the period below where they began.

During the period, the Fund benefited from its allocation to seasoned adjustable rate mortgages, which have minimal duration risk and outperformed Treasurys during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Performance2,3

Portfolio Manager Susan Schiff, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/30/2002	09/30/2002	–1.36%	3.22%	2.98%
Class A with 2.25% Maximum Sales Charge	—	—	–3.60	2.75	2.75
Class B at NAV	09/30/2002	09/30/2002	–2.10	2.44	2.21
Class B with 3% Maximum Sales Charge	—	—	–4.97	2.44	2.21
Class C at NAV	09/30/2002	09/30/2002	–1.96	2.59	2.37
Class C with 1% Maximum Sales Charge	—	—	–2.92	2.59	2.37
Class I at NAV	05/04/2009	09/30/2002	–1.11	3.42	3.09
BofA Merrill Lynch 1–3 Year U.S. Treasury Index	—	—	0.52%	1.45%	2.62%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.94%	1.70%	1.54%	0.69%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2003	$12,451	N.A.
Class C	$10,000	10/31/2003	$12,641	N.A.
Class I	$250,000	10/31/2003	$338,885	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Fund Profile5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

    Important Notice to Shareholders

Effective 11/1/13, the name of Eaton Vance Short Duration Government Income Fund was changed from Eaton Vance Low Duration Government Income Fund.

5

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$987.20	$5.11	**	1.02%
Class B	$1,000.00	$983.40	$8.85	**	1.77%
Class C	$1,000.00	$984.20	$8.10	**	1.62%
Class I	$1,000.00	$988.50	$3.86	**	0.77%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.19	**	1.02%
Class B	$1,000.00	$1,016.30	$9.00	**	1.77%
Class C	$1,000.00	$1,017.00	$8.24	**	1.62%
Class I	$1,000.00	$1,021.30	$3.92	**	0.77%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Short-Term U.S. Government Portfolio, at value (identified cost, $225,754,130)	$234,168,394
Investment in Government Obligations Portfolio, at value (identified cost, $57,684,455)	57,491,103
Investment in CMBS Portfolio, at value (identified cost, $10,159,314)	9,986,433
Receivable for Fund shares sold	1,325,213
Total assets	$302,971,143

Liabilities
Payable for Fund shares redeemed	$2,512,175
Distributions payable	157,789
Payable to affiliates:
Distribution and service fees	103,394
Trustees’ fees	42
Accrued expenses	107,500
Total liabilities	$2,880,900
Net Assets	$300,090,243

Sources of Net Assets
Paid-in capital	$319,934,017
Accumulated net realized loss from Portfolios	(27,838,585)
Accumulated distributions in excess of net investment income	(53,220)
Net unrealized appreciation from Portfolios	8,048,031
Total	$300,090,243

Class A Shares
Net Assets	$145,119,152
Shares Outstanding	16,844,776
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.62
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$8.82

Class B Shares
Net Assets	$3,963,932
Shares Outstanding	459,517
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.63

Class C Shares
Net Assets	$93,296,868
Shares Outstanding	10,813,815
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.63

Class I Shares
Net Assets	$57,710,291
Shares Outstanding	6,706,227
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.61

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest and other income allocated from Portfolios (net of foreign taxes, $81)	$11,245,629
Dividends allocated from Portfolios	730
Expenses allocated from Portfolios	(2,336,704)
Total investment income from Portfolios	$8,909,655

Expenses
Distribution and service fees
Class A	$466,440
Class B	59,356
Class C	974,685
Trustees’ fees and expenses	500
Custodian fee	53,249
Transfer and dividend disbursing agent fees	252,027
Legal and accounting services	47,613
Printing and postage	57,535
Registration fees	95,916
Miscellaneous	14,820
Total expenses	$2,022,141

Net investment income	$6,887,514

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,653,226
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	6,826,899
Financial futures contracts	2,662,076
Swap contracts	(7,779)
Foreign currency transactions	(6,408)
Net realized gain	$12,128,014
Change in unrealized appreciation (depreciation) —
Investments	$(2,653,226)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	(23,971,257)
Written swaptions	1,206,034
Financial futures contracts	(954,768)
Swap contracts	1,241,880
Foreign currency	92,421
Net change in unrealized appreciation (depreciation)	$(25,038,916)

Net realized and unrealized loss	$(12,910,902)

Net decrease in net assets from operations	$(6,023,388)

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$6,887,514	$9,866,721
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	12,128,014	(1,053,833)
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(25,038,916)	5,708,100
Net increase (decrease) in net assets from operations	$(6,023,388)	$14,520,988
Distributions to shareholders —
From net investment income
Class A	$(5,919,236)	$(7,209,986)
Class B	(142,986)	(218,870)
Class C	(2,929,766)	(3,316,212)
Class I	(2,778,539)	(2,221,283)
Total distributions to shareholders	$(11,770,527)	$(12,966,351)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$61,508,891	$75,001,079
Class B	674,659	1,149,551
Class C	22,189,601	31,358,205
Class I	68,564,587	68,554,133
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,116,350	6,332,109
Class B	122,263	188,383
Class C	2,549,430	2,800,930
Class I	1,752,742	951,630
Cost of shares redeemed
Class A	(130,597,564)	(117,017,463)
Class B	(2,977,243)	(2,830,007)
Class C	(53,347,294)	(39,764,935)
Class I	(83,200,573)	(61,503,035)
Net asset value of shares exchanged
Class A	1,151,470	971,399
Class B	(1,151,470)	(971,399)
Net decrease in net assets from Fund share transactions	$(107,644,151)	$(34,779,420)

Net decrease in net assets	$(125,438,066)	$(33,224,783)

Net Assets
At beginning of year	$425,528,309	$458,753,092
At end of year	$300,090,243	$425,528,309

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(53,220)	$1,047

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$9.020		$8.980	$9.210	$9.160	$8.720

Income (Loss) From Operations
Net investment income(1)	$0.169		$0.223	$0.218	$0.245	$0.270
Net realized and unrealized gain (loss)	(0.290)		0.105	(0.160)	0.102	0.549

Total income (loss) from operations	$(0.121)		$0.328	$0.058	$0.347	$0.819

Less Distributions
From net investment income	$(0.279)		$(0.288)	$(0.288)	$(0.297)	$(0.339)
Tax return of capital	—		—	—	—	(0.040)

Total distributions	$(0.279)		$(0.288)	$(0.288)	$(0.297)	$(0.379)

Net asset value — End of year	$8.620		$9.020	$8.980	$9.210	$9.160

Total Return(2)	(1.36)%		3.71%	0.65%	3.86%	9.57%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$145,119		$216,430	$250,375	$345,385	$254,074
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.99	%(5)	0.94%	0.93%	0.95%	1.00	%(6)
Net investment income	1.91%		2.48%	2.40%	2.67%	2.99%
Portfolio Turnover of the Fund(7)	35%		17%	18%	17%	38%
Portfolio Turnover of Short-Term U.S. Government Portfolio	12%		15%	6%	26%	34%
Portfolio Turnover of Floating Rate Portfolio	32%		42%	56%	39%	35%
Portfolio Turnover of Government Obligations Portfolio	8%		26%	19%	22%	28%
Portfolio Turnover of CMBS Portfolio	55%		N.A.	N.A.	N.A.	N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to 0.01% of average daily net assets for the year ended October 31, 2013).

(6)	The administrator reimbursed expenses (equal to 0.05% of average daily net assets for the year ended October 31, 2009).

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$9.030		$8.990	$9.220	$9.170	$8.730

Income (Loss) From Operations
Net investment income(1)	$0.102		$0.156	$0.150	$0.177	$0.219
Net realized and unrealized gain (loss)	(0.290)		0.104	(0.160)	0.102	0.530

Total income (loss) from operations	$(0.188)		$0.260	$(0.010)	$0.279	$0.749

Less Distributions
From net investment income	$(0.212)		$(0.220)	$(0.220)	$(0.229)	$(0.277)
Tax return of capital	—		—	—	—	(0.032)

Total distributions	$(0.212)		$(0.220)	$(0.220)	$(0.229)	$(0.309)

Net asset value — End of year	$8.630		$9.030	$8.990	$9.220	$9.170

Total Return(2)	(2.10)%		2.93%	(0.10)%	3.09%	8.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,964		$7,565	$9,997	$9,589	$8,338
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.74	%(5)	1.70%	1.68%	1.70%	1.75	%(6)
Net investment income	1.16%		1.74%	1.66%	1.93%	2.44%
Portfolio Turnover of the Fund(7)	35%		17%	18%	17%	38%
Portfolio Turnover of Short-Term U.S. Government Portfolio	12%		15%	6%	26%	34%
Portfolio Turnover of Floating Rate Portfolio	32%		42%	56%	39%	35%
Portfolio Turnover of Government Obligations Portfolio	8%		26%	19%	22%	28%
Portfolio Turnover of CMBS Portfolio	55%		N.A.	N.A.	N.A.	N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to 0.01% of average daily net assets for the year ended October 31, 2013).

(6)	The administrator reimbursed expenses (equal to 0.05% of average daily net assets for the year ended October 31, 2009).

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$9.030		$8.990	$9.220	$9.170	$8.730

Income (Loss) From Operations
Net investment income(1)	$0.116		$0.169	$0.163	$0.190	$0.218
Net realized and unrealized gain (loss)	(0.291)		0.104	(0.160)	0.103	0.546

Total income (loss) from operations	$(0.175)		$0.273	$0.003	$0.293	$0.764

Less Distributions
From net investment income	$(0.225)		$(0.233)	$(0.233)	$(0.243)	$(0.290)
Tax return of capital	—		—	—	—	(0.034)

Total distributions	$(0.225)		$(0.233)	$(0.233)	$(0.243)	$(0.324)

Net asset value — End of year	$8.630		$9.030	$8.990	$9.220	$9.170

Total Return(2)	(1.96)%		3.08%	0.04%	3.23%	8.89%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$93,297		$127,146	$132,240	$165,285	$100,970
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.59	%(5)	1.54%	1.53%	1.55%	1.60	%(6)
Net investment income	1.31%		1.88%	1.80%	2.07%	2.42%
Portfolio Turnover of the Fund(7)	35%		17%	18%	17%	38%
Portfolio Turnover of Short-Term U.S. Government Portfolio	12%		15%	6%	26%	34%
Portfolio Turnover of Floating Rate Portfolio	32%		42%	56%	39%	35%
Portfolio Turnover of Government Obligations Portfolio	8%		26%	19%	22%	28%
Portfolio Turnover of CMBS Portfolio	55%		N.A.	N.A.	N.A.	N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser of a Portfolio reimbursed expenses (equal to 0.01% of average daily net assets for the year ended October 31, 2013).

(6)	The administrator reimbursed expenses (equal to 0.05% of average daily net assets for the year ended October 31, 2009).

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,					Period Ended October 31, 2009(1)
	2013		2012	2011	2010
Net asset value — Beginning of period	$9.010		$8.970	$9.200	$9.150	$8.970

Income (Loss) From Operations
Net investment income(2)	$0.191		$0.244	$0.239	$0.267	$0.134
Net realized and unrealized gain (loss)	(0.289)		0.107	(0.158)	0.103	0.242

Total income (loss) from operations	$(0.098)		$0.351	$0.081	$0.370	$0.376

Less Distributions
From net investment income	$(0.302)		$(0.311)	$(0.311)	$(0.320)	$(0.175)
Tax return of capital	–		–	–	–	(0.021)

Total distributions	$(0.302)		$(0.311)	$(0.311)	$(0.320)	$(0.196)

Net asset value — End of period	$8.610		$9.010	$8.970	$9.200	$9.150

Total Return(3)	(1.11)%		3.98%	0.91%	4.00%	4.34	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,710		$74,387	$66,141	$66,700	$14,356
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.74	%(7)	0.69%	0.68%	0.70%	0.75	%(8)(9)
Net investment income	2.16%		2.72%	2.64%	2.91%	2.95	%(8)
Portfolio Turnover of the Fund(10)	35%		17%	18%	17%	38	%(11)
Portfolio Turnover of Short-Term U.S. Government Portfolio	12%		15%	6%	26%	34	%(12)
Portfolio Turnover of Floating Rate Portfolio	32%		42%	56%	39%	35	%(12)
Portfolio Turnover of Government Obligations Portfolio	8%		26%	19%	22%	28	%(12)
Portfolio Turnover of CMBS Portfolio	55%		N.A.	N.A.	N.A.	N.A.

(1)	For the period from the start of business, May 4, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of a Portfolio reimbursed expenses (equal to 0.01% of average daily net assets for the year ended October 31, 2013).

(8)	Annualized.

(9)	The administrator reimbursed expenses (equal to 0.07% for the period ended October 31, 2009).

(10)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(11)	For the Fund’s year ended October 31, 2009.

(12)	For the Portfolio’s year ended October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (formerly, Eaton Vance Low Duration Government Income Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares four years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Short-Term U.S. Government Portfolio, Government Obligations Portfolio and CMBS Portfolio, and during the year ended October 31, 2013, also invested in Floating Rate Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Short-Term U.S. Government Portfolio, Government Obligations Portfolio and CMBS Portfolio (87.1%, 6.8% and 38.4%, respectively, at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Short-Term U.S. Government Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by Short-Term U.S. Government Portfolio is discussed in Note 1A of such Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Government Obligations Portfolio and CMBS Portfolio for applicable investments.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $28,402,071 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2018 ($16,138,698) and October 31, 2019 ($12,263,373), respectively. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $4,123,176 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business

14

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Notes to Financial Statements — continued

trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$11,770,527	$12,966,351

During the period ended October 31, 2013, accumulated net realized loss was increased by $3,597,176, accumulated distributions in excess of net investment income was decreased by $4,828,746 and paid-in capital was decreased by $1,231,570 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, partnership allocations, accretion of market discount, mixed straddles, swap contracts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$104,569
Capital loss carryforward	$(28,402,071)
Net unrealized appreciation	$8,611,517
Other temporary differences	$(157,789)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, futures contracts, accretion of market discount, premium amortization, wash sales and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee waiver agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets, all of which is waived. The fee waiver cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2013, the Fund’s allocated portion of the adviser fees paid by the Portfolios amounted to $2,058,925 or 0.53% of the Fund’s average daily net assets. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $8,106 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $22,254 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

15

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s and BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $466,440 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $44,517 and $688,013 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $14,839 and $286,672 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $11,000, $10,000 and $25,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Short-Term U.S. Government Portfolio	$76,227,171	$192,827,610
Floating Rate Portfolio	2,764,595	46,828,323
Government Obligations Portfolio	30,000,000	—
CMBS Portfolio	25,000,000	14,900,000

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	6,949,370	8,345,934
Issued to shareholders electing to receive payments of distributions in Fund shares	580,141	704,746
Redemptions	(14,819,748)	(13,034,312)
Exchange from Class B shares	130,238	108,080

Net decrease	(7,159,999)	(3,875,552)

16

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2013	2012

Sales	75,927	127,901
Issued to shareholders electing to receive payments of distributions in Fund shares	13,833	20,943
Redemptions	(338,170)	(314,775)
Exchange to Class A shares	(130,064)	(107,927)

Net decrease	(378,474)	(273,858)

	Year Ended October 31,
Class C	2013	2012

Sales	2,496,189	3,486,609
Issued to shareholders electing to receive payments of distributions in Fund shares	288,944	311,363
Redemptions	(6,055,423)	(4,423,211)

Net decrease	(3,270,290)	(625,239)

	Year Ended October 31,
Class I	2013	2012

Sales	7,745,329	7,633,964
Issued to shareholders electing to receive payments of distributions in Fund shares	199,276	105,975
Redemptions	(9,496,328)	(6,855,392)

Net increase (decrease)	(1,551,723)	884,547

8  Name Change

Effective November 1, 2013, the name of Eaton Vance Short Duration Government Income Fund was changed from Eaton Vance Low Duration Government Income Fund.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013, the Fund’s investments in Government Obligations Portfolio and CMBS Portfolio and at October 31, 2012, the Fund’s investments in Government Obligations Portfolio and Floating Rate Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, were valued based on Level 1 inputs.

17

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund (formerly Eaton Vance Low Duration Government Income Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (formerly Eaton Vance Low Duration Government Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Government Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2013

18

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Short-Term U.S. Government Portfolio

October 31, 2013

Portfolio of Investments

Mortgage Pass-Throughs — 65.8%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.204%, with various maturities to 2037(1)	$4,779	$4,937,433
2.234%, with maturity at 2020(1)	434	443,224
2.343%, with maturity at 2035(1)	4,610	4,726,675
2.421%, with maturity at 2023(1)	1,527	1,574,375
2.452%, with maturity at 2036(1)	5,783	6,140,095
2.901%, with maturity at 2035(1)	3,540	3,758,309
2.951%, with maturity at 2022(1)	256	264,244
2.976%, with maturity at 2034(1)	1,943	2,070,249
3.164%, with maturity at 2032(1)	1,335	1,374,473
3.217%, with maturity at 2025(1)	1,334	1,409,499
3.247%, with maturity at 2029(1)	821	836,632
3.86%, with maturity at 2034(1)	796	867,096
4.085%, with maturity at 2037(1)	3,962	4,317,316
4.328%, with maturity at 2030(1)	1,241	1,352,534
4.50%, with various maturities to 2035	4,672	4,943,011
4.699%, with maturity at 2033(1)	4,746	5,211,260
4.888%, with maturity at 2032(1)	737	788,571
5.00%, with various maturities to 2018	3,063	3,245,763
5.50%, with various maturities to 2018	1,692	1,784,696
6.00%, with various maturities to 2035	6,586	7,395,544
6.50%, with various maturities to 2030	1,425	1,537,448
7.00%, with various maturities to 2035	1,410	1,645,292
7.50%, with various maturities to 2017	204	211,367
8.00%, with various maturities to 2025	206	223,646
9.25%, with maturity at 2017	2	1,750

		$61,060,502

Federal National Mortgage Association:
2.204%, with various maturities to 2035(1)	$6,752	$7,055,078
2.206%, with various maturities to 2037(1)	1,295	1,344,558
2.259%, with maturity at 2031(1)	3,578	3,714,782
2.267%, with maturity at 2040(1)	1,429	1,501,228
2.299%, with maturity at 2031(1)	4,558	4,674,005
2.326%, with maturity at 2018(1)	39	39,601
2.456%, with maturity at 2037(1)	4,674	4,863,707
2.558%, with maturity at 2020(1)	710	727,727
2.61%, with maturity at 2019(1)	1,381	1,421,543
2.675%, with maturity at 2018(1)	298	304,953
2.713%, with maturity at 2029(1)	260	265,821
2.75%, with maturity at 2018(1)	28	28,287
2.755%, with maturity at 2036(1)	445	459,481
2.793%, with maturity at 2028(1)	3,056	3,259,865
2.892%, with maturity at 2030(1)	600	618,842
3.079%, with maturity at 2030(1)	2,400	2,490,852

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
3.169%, with maturity at 2036(1)	$1,464	$1,502,729
3.179%, with maturity at 2030(1)	1,314	1,395,226
3.232%, with maturity at 2034(1)	3,507	3,763,306
3.258%, with maturity at 2021(1)	687	713,096
3.574%, with maturity at 2021(1)	686	708,478
3.582%, with maturity at 2026(1)	1,014	1,092,530
3.654%, with maturity at 2021(1)	1,073	1,108,641
3.661%, with maturity at 2034(1)	5,442	5,930,389
3.769%, with maturity at 2035(1)	2,108	2,297,213
3.793%, with maturity at 2036(1)	404	425,012
3.962%, with maturity at 2034(1)	3,485	3,797,730
4.039%, with maturity at 2036(1)	3,094	3,371,806
4.042%, with maturity at 2035(1)	1,512	1,647,140
4.105%, with maturity at 2033(1)	1,184	1,297,130
4.316%, with maturity at 2035(1)	2,791	3,057,024
4.455%, with maturity at 2034(1)	984	1,072,307
4.575%, with maturity at 2029(1)	2,469	2,690,089
4.60%, with maturity at 2034(1)	1,445	1,574,967
4.742%, with maturity at 2034(1)	2,983	3,267,029
5.00%, with various maturities to 2019(2)	4,428	4,705,878
6.00%, with various maturities to 2031	3,353	3,684,712
6.322%, with maturity at 2032(1)	466	514,378
6.50%, with various maturities to 2019	146	156,644
7.00%, with various maturities to 2035	10,453	11,868,475
8.00%, with various maturities to 2034	1,475	1,807,170
9.067%, with maturity at 2018(3)	156	170,198
9.50%, with maturity at 2022	304	350,116

		$96,739,743

Government National Mortgage Association:
1.625%, with various maturities to 2027(1)	$559	$574,617
2.00%, with maturity at 2026(1)	265	277,104
5.00%, with maturity at 2018	1,516	1,599,420
7.00%, with various maturities to 2035	13,812	16,303,300
8.25%, with maturity at 2020	187	214,081
9.00%, with maturity at 2017	168	183,603

		$19,152,125

Total Mortgage Pass-Throughs (identified cost $173,380,045)		$176,952,370

20	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2013

Portfolio of Investments — continued

Collateralized Mortgage Obligations — 15.1%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 228, (Interest Only), Class IO, 6.00%, 2/1/35(4)	$5,189	$880,201
Series 1395, Class F, 1.606%, 10/15/22(5)	59	59,091
Series 2135, Class JZ, 6.00%, 3/15/29	2,459	2,716,778
Series 3030, (Interest Only), Class SL, 5.926%, 9/15/35(4)(6)	8,433	1,300,845
Series 3114, (Interest Only), Class TS, 6.476%, 9/15/30(4)(6)	18,736	3,406,282
Series 3339, (Interest Only), Class JI, 6.416%, 7/15/37(4)(6)	7,060	1,019,323
Series 3872, (Interest Only), Class NI, 5.50%, 12/15/21(4)	14,473	1,676,385
Series 4109, (Interest Only), Class SA, 6.026%, 9/15/32(4)(6)	6,213	1,348,316
Series 4182, (Interest Only), Class GI, 3.00%, 1/15/43(4)	27,039	3,422,465

		$15,829,686

Federal National Mortgage Association:
Series G93-17, Class FA, 1.17%, 4/25/23(5)	$139	$140,974
Series G93-36, Class ZQ, 6.50%, 12/25/23	626	701,632
Series G97-4, Class FA, 0.974%, 6/17/27(5)	494	500,982
Series 296, (Interest Only), Class 2, 8.00%, 4/1/24(4)	1,714	342,238
Series 1993-203, Class PL, 6.50%, 10/25/23	635	707,778
Series 1993-250, Class Z, 7.00%, 12/25/23	120	124,241
Series 1994-14, Class F, 2.556%, 10/25/23(5)	695	713,659
Series 2001-4, Class GA, 9.551%, 4/17/25(3)	103	117,859
Series 2004-60, (Interest Only), Class SW, 6.88%, 4/25/34(4)(6)	9,266	1,707,519
Series 2005-68, (Interest Only), Class XI, 6.00%, 8/25/35(4)	6,574	1,312,332
Series 2006-65, (Interest Only), Class PS, 7.05%, 7/25/36(4)(6)	5,902	1,017,395
Series 2007-99, (Interest Only), Class SD, 6.23%, 10/25/37(4)(6)	9,286	1,365,543
Series 2009-48, Class WA, 5.832%, 7/25/39(3)	1,783	1,997,257
Series 2009-62, Class WA, 5.563%, 8/25/39(3)	2,498	2,791,951
Series 2009-93, (Interest Only), Class SC, 5.98%, 11/25/39(4)(6)	16,201	2,639,183
Series 2010-13, (Interest Only), Class PI, 5.00%, 11/25/38(4)	9,551	570,756
Series 2010-54, (Interest Only), Class EI, 6.00%, 6/25/40(4)	6,670	1,228,818
Series 2011-13, (Interest Only), Class AI, 4.50%, 7/25/21(4)	12,087	978,421

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2011-59, (Interest Only), Class IW, 6.00%, 7/25/41(4)	$6,620	$1,236,961
Series 2011-82, (Interest Only), Class AI, 5.50%, 8/25/26(4)	15,451	1,559,276
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(4)	18,480	2,228,822

		$23,983,597

Government National Mortgage Association:
Series 2000-30, Class F, 0.726%, 12/16/22(5)	$736	$742,815

		$742,815

Total Collateralized Mortgage Obligations (identified cost $41,675,183)		$40,556,098

U.S. Government Agency Obligations — 16.7%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank:
5.77%, 1/5/27	$3,000	$3,636,786

		$3,636,786

Federal Home Loan Bank:
4.625%, 9/11/20	$1,735	$1,982,961
5.75%, 6/12/26	12,000	14,439,564

		$16,422,525

United States Agency for International Development — Israel:
0.00%, 3/15/21	$20,000	$16,627,640
5.50%, 12/4/23	6,775	8,105,989

		$24,733,629

Total U.S. Government Agency Obligations (identified cost $40,221,734)		$44,792,940

Short-Term Investments — 0.8%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(7)	$2,207	$2,206,615

Total Short-Term Investments (identified cost $2,206,615)		$2,206,615

Total Investments — 98.4% (identified cost $257,483,577)		$264,508,023

21	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2013

Portfolio of Investments — continued

Interest Rate Swaptions Written — 0.0%(8)

Description	Counterparty	Expiration Date	Notional Amount	Value

Option for Portfolio to pay 3-Month USD-LIBOR- BBA Rate and receive 3.574%	Citibank NA	1/9/14	$(100,000,000)	$(49,900)

Total Interest Rate Swaptions Written (premium received $1,265,000)				$(49,900)

Other Assets, Less Liabilities — 1.6%				$4,283,886

Net Assets — 100.0%				$268,742,009

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2013.

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open derivative contracts.

(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2013.

(4)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2013.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

(8)	Amount is less than (0.05)%.

22	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $255,276,962)	$262,301,408
Affiliated investment, at value (identified cost, $2,206,615)	2,206,615
Cash	32,736
Restricted cash*	1,823,070
Interest receivable	1,844,793
Interest receivable from affiliated investment	461
Receivable for investments sold	621,894
Receivable for variation margin on open financial futures contracts	21,494
Receivable for open swap contracts	2,173,730
Total assets	$271,026,201

Liabilities
Cash collateral due to broker	$1,600,000
Written swaptions outstanding, at value (premiums received, $1,265,000)	49,900
Payable for open swap contracts	444,880
Payable to affiliate:
Investment adviser fee	119,028
Trustees’ fees	1,155
Accrued expenses	69,229
Total liabilities	$2,284,192
Net Assets applicable to investors’ interest in Portfolio	$268,742,009

Sources of Net Assets
Investors’ capital	$259,767,363
Net unrealized appreciation	8,974,646
Total	$268,742,009

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

23	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest	$9,987,877
Interest allocated from affiliated investment	17,088
Expenses allocated from affiliated investment	(1,940)
Total investment income	$10,003,025

Expenses
Investment adviser fee	$1,756,658
Trustees’ fees and expenses	14,547
Custodian fee	176,825
Legal and accounting services	50,889
Miscellaneous	13,754
Total expenses	$2,012,673
Deduct —
Reduction of custodian fee	$1
Total expense reductions	$1

Net expenses	$2,012,672

Net investment income	$7,990,353

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$7,251,546
Investment transactions allocated from affiliated investment	541
Financial futures contracts	3,060,166
Net realized gain	$10,312,253
Change in unrealized appreciation (depreciation) —
Investments	$(24,637,274)
Written swaptions	1,215,100
Financial futures contracts	(894,140)
Swap contracts	1,290,030
Net change in unrealized appreciation (depreciation)	$(23,026,284)

Net realized and unrealized loss	$(12,714,031)

Net decrease in net assets from operations	$(4,723,678)

24	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$7,990,353	$10,707,119
Net realized gain (loss) from investment transactions and financial futures contracts	10,312,253	(1,977,930)
Net change in unrealized appreciation (depreciation) from investments, written swaptions, financial futures contracts and swap contracts	(23,026,284)	5,981,372
Net increase (decrease) in net assets from operations	$(4,723,678)	$14,710,561
Capital transactions —
Contributions	$81,822,476	$87,470,108
Withdrawals	(212,225,752)	(130,503,370)
Net decrease in net assets from capital transactions	$(130,403,276)	$(43,033,262)

Net decrease in net assets	$(135,126,954)	$(28,322,701)

Net Assets
At beginning of year	$403,868,963	$432,191,664
At end of year	$268,742,009	$403,868,963

25	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.57%	0.56%	0.57%	0.58%
Net investment income	2.28%	2.63%	2.68%	2.87%	3.23%
Portfolio Turnover	12%	15%	6%	26%	34%

Total Return	(1.29)%	3.72%	0.63%	3.65%	7.76%

Net assets, end of year (000’s omitted)	$268,742	$403,869	$432,192	$526,704	$333,865

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

26	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Short-Term U.S. Government Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Short Duration Government Income Fund (formerly, Eaton Vance Low Duration Government Income Fund) and Eaton Vance Multi-Strategy Absolute Return Fund held an interest of 87.1% and 9.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps and options on swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker-dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

27

Short-Term U.S. Government Portfolio

October 31, 2013

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

J  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

K  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO securities can be unusually volatile to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $1,756,658. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

28

Short-Term U.S. Government Portfolio

October 31, 2013

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$—	$269,592
U.S. Government and Agency Securities	41,144,474	115,126,339

	$41,144,474	$115,395,931

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$259,922,928

Gross unrealized appreciation	$10,208,089
Gross unrealized depreciation	(5,622,994)

Net unrealized appreciation	$4,585,095

The net unrealized appreciation on swap contracts and written swaptions at October 31, 2013 on a federal income tax basis was $2,943,950.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written swaptions at October 31, 2013 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation

12/13	150 U.S. 10-Year Treasury Note	Short	$(18,660,937)	$(19,103,906)	$(442,969)
12/13	250 U.S. 5-Year Treasury Note	Short	(29,871,094)	(30,421,875)	(550,781)

					$(993,750)

29

Short-Term U.S. Government Portfolio

October 31, 2013

Notes to Financial Statements — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank AG	$10,000	Pays	3-month USD-LIBOR-BBA	2.61%	June 1, 2017/ June 1, 2022	$(444,880)
Deutsche Bank AG	10,000	Receives	3-month USD-LIBOR-BBA	2.82	June 1, 2017/ June 1, 2047	2,173,730

						$1,728,850

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

Written swaptions activity for the year ended October 31, 2013 was as follows:

	Notional Amount	Premiums Received

Outstanding, beginning of year	$—	$—
Swaptions written	100,000,000	1,265,000

Outstanding, end of year	$100,000,000	$1,265,000

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures, interest rate swaps and swaptions to enhance total return, to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts and over-the-counter written swaptions that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $494,780. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $223,070 at October 31, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written swaptions as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $2,173,730, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $2,173,730. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $445,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred. Collateral pledged for the benefit of the Portfolio is held in a segregated account by the Portfolio’s custodian. The portion of such collateral representing cash of $1,600,000 is reflected as restricted cash with a corresponding liability on the Statement of Assets and Liabilities. The carrying amount of the liability at October 31, 2013 approximated its fair value. If measured at fair value, the liability for cash collateral due to broker would have been considered as Level 2 in the fair value hierarchy (see Note 7) at October 31, 2013.

30

Short-Term U.S. Government Portfolio

October 31, 2013

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Written swaptions	$—		$(49,900	)(1)
Futures contracts	—		(993,750	)(2)
Swap contracts	2,173,730	(3)	(444,880	)(4)

Total	$2,173,730		$(1,488,530)

(1)	Statement of Assets and Liabilities location: Written swaptions outstanding, at value.

(2)

Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(3)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

(4)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written swaptions	$—	$1,215,100
Futures contracts	$3,060,166	$(894,140)
Swap contracts	$—	$1,290,030

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written swaptions, Financial futures contracts and Swap contracts, respectively.

The average notional amounts of futures contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $68,115,000 and $20,000,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

31

Short-Term U.S. Government Portfolio

October 31, 2013

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$176,952,370	$—	$176,952,370
Collateralized Mortgage Obligations	—	40,556,098	—	40,556,098
U.S. Government Agency Obligations	—	44,792,940	—	44,792,940
Short-Term Investments	—	2,206,615	—	2,206,615

Total Investments	$—	$264,508,023	$—	$264,508,023

Swap Contracts	$—	$2,173,730	$—	$2,173,730

Total	$—	$266,681,753	$—	$266,681,753

Liability Description

Interest Rate Swaptions Written	$—	$(49,900)	$—	$(49,900)
Futures Contracts	(993,750)	—	—	(993,750)
Swap Contracts	—	(444,880)	—	(444,880)

Total	$(993,750)	$(494,780)	$—	$(1,488,530)

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

32

Short-Term U.S. Government Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short-Term U.S. Government Portfolio:

We have audited the accompanying statement of assets and liabilities of Short-Term U.S. Government Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Short-Term U.S. Government Portfolio as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2013

33

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), CMBS Portfolio (CMBSP), Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), Short Duration High Income Portfolio (SDHIP) and Short-Term U.S. Government Portfolio (STUSGP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust, FRP, GOP and STUSGP since 2007 and of CMBSP and SDHIP since 2012

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Of the Trust, FRP, GOP and STUSGP since 2011 and of CMBSP and SDHIP since 2012

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust, FRP, GOP and STUSGP since 2005 and of CMBSP and SDHIP since 2012	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust, FRP, GOP and STUSGP since 2007 and of CMBSP and SDHIP since 2012

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

34

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	Of the Trust, FRP, GOP and STUSGP since 2003 and of CMBSP and SDHIP since 2012

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Of the Trust, FRP, GOP and STUSGP since 2003 and of CMBSP and SDHIP since 2012

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust, FRP, GOP and STUSGP since 2008 and of CMBSP and SDHIP since 2012

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust and GOP since 1998, of FRP since 2000, of STUSGP since 2002 and of CMBSP and SDHIP since 2012

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Of the Trust, FRP, GOP and STUSGP since 2011 and of CMBSP and SDHIP since 2012

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust, FRP, GOP and STUSGP since 2005 and of CMBSP and SDHIP since 2012

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

35

Eaton Vance

Short Duration Government Income Fund

October 31, 2013

Management and Organization — continued

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust and Vice President of each Portfolio	President of the Trust since 2013 and Vice President of FRP, GOP and STUSGP since 2011 and of CMBSP and SDHIP since 2012	Vice President and Chief Income Investment Officer of EVM and BMR.

Thomas H. Luster 1962	President of CMBSP	Since 2012	Vice President of EVM and BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR.

Susan Schiff 1961	President of GOP and STUSGP	Since 2012	Vice President of EVM and BMR.

Michael W. Weilheimer 1961	President of SDHIP	Since 2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President of the Trust, FRP, GOP and STUSGP since 2011 and of CMBSP and SDHIP since 2012; Secretary of the Trust, FRP, GOP and STUSGP since 2007 and of CMBSP and SDHIP since 2012; and Chief Legal Officer of the Trust, FRP, GOP and STUSGP since 2008 and of CMBSP and SDHIP since 2012	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust, FRP, GOP and STUSGP since 2004 and of CMBSP and SDHIP since 2012	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of FRP, GOP and STUSGP since 2007 and of CMBSP and SDHIP since 2012.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

36

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

37

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Investment Adviser of Short-Term U.S. Government Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration Government Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560-12/13	LDSRC

Eaton Vance Short Duration Strategic Income Fund Annual Report October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Short Duration Strategic Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Federal Tax Information	25

Management and Organization	26

Important Notices	28

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended October 31, 2013, central bank activity, U.S. fiscal policy and events in Europe were key drivers of the performance of the global financial markets. Slowing economic growth in China and instability in the Middle East also influenced returns.

In January 2013, the U.S. Federal Reserve (the Fed) increased the size of its monthly bond purchases by adding $45 billion of long-term Treasury securities to the $40 billion in agency mortgage-backed issues it had been buying since September 2012. (The Fed had been buying long-term Treasurys since 2011, but funding these purchases by selling short-term Treasurys — a program dubbed Operation Twist that expired in December 2012.) Then, in the spring, the Fed indicated that it might start tapering its bond purchases, causing Treasury yields to spike. However, the Fed held policy steady over the remainder of the period due to concerns about the economy and fiscal policy. The U.S. government shut down briefly in October until Congress reached an agreement to fund operations and extend the debt ceiling through the beginning of 2014. Just seven months earlier, across-the-board spending cuts had gone into effect because lawmakers could not agree on a targeted plan to reduce the deficit.

In Japan, a newly elected government, together with the Bank of Japan, took bold steps to revive the nation’s economy, including doubling the amount of the central bank’s bond purchases. The European Central Bank (ECB) also eased policy to help boost growth, cutting its key lending rate to a record low. Peripheral eurozone debt markets continued to benefit from ECB President Mario Draghi’s July 2012 pledge to do “whatever it takes to preserve the euro” — a pledge backed by a program to purchase bonds of governments that receive aid from the region’s rescue fund. In March 2013, a rescue package for Cyprus and its ailing banks kept the small country from exiting the eurozone. However, for the first time in a eurozone bailout, bank depositors were taxed, raising concerns that this might be the model for future aid agreements. Near the end of the period, German Chancellor Angela Merkel won re-election, suggesting that there would be no major changes to eurozone policy, at least in the near term.

GDP growth slowed in China during the first half of 2013 as the government worked to rebalance the economy away from exports and investment spending and toward domestic consumption. This was a headwind for countries and companies that produce industrial metals and other commodities consumed by China. On the geopolitical front, Egypt ousted its president, and the United States considered a military strike on Syria for its alleged use of chemical weapons.

Against this backdrop, the world’s financial markets delivered mixed performance. Government debt markets in the United

States and Germany, as well as in many emerging markets, posted negative returns, but rallied in peripheral European countries like Spain and Italy. Investment-grade U.S. corporate issues declined, while U.S. high-yield corporates and floating-rate loans advanced. Broadly speaking, corporate bond markets outside the United States registered gains. The euro and Chinese yuan are examples of notable currencies that strengthened versus the U.S. dollar; the Japanese yen and Indian rupee are notable currencies that weakened.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance Short Duration Strategic Income Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 1.07%. This compared favorably to the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index2 (the Index), which returned -1.08% during the period.

All of the Fund’s allocations to credit-oriented portfolios contributed positively to performance versus the Index, with the bulk of the return coming from investments in high-yield bonds and floating-rate loans.

The Fund’s performance from allocations to Currency Income Advantage Portfolio and International Income Portfolio, which also focuses on currencies, was essentially flat for the period. An allocation to Emerging Markets Local Income Portfolio had a slightly negative effect on performance versus the Index, as positive results in Central and Eastern Europe, as well as in the Middle East and Africa, were offset by losses in Asia and Latin America.

Allocations to the Global Macro Portfolio and Global Macro Absolute Return Advantage Portfolio were a drag on performance versus the Index, impacted by a long credit position in Argentina, a short credit position in Spain and a short position in the British pound. Interest rate management within the Global Opportunities Portfolio also hurt results versus the Index, as did several long currency positions, including positions in the Indian rupee and Philippine peso.

During the period, management reduced the Fund’s exposure to Emerging Markets Local Income Portfolio and increased its exposure to pure currency portfolios (specifically, Currency Income Advantage Portfolio and International Income Portfolio). This positively impacted performance because emerging market local debt generally underperformed foreign currencies. Capital was also shifted from floating-rate loan and high-yield bond investments to Bond Portfolio. Given several years of strong performance in the floating-rate loan and high-yield markets, management believed that Bond Portfolio’s ability to invest across the credit markets might uncover opportunities with greater upside return potential for the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Performance2,3

Portfolio Managers Eric A. Stein, CFA and Andrew Szczurowski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/23/1998	11/26/1990	1.07%	7.84%	6.00%
Class A with 2.25% Maximum Sales Charge	—	—	–1.23	7.35	5.76
Class B at NAV	11/26/1990	11/26/1990	0.35	6.99	5.21
Class B with 5% Maximum Sales Charge	—	—	–4.47	6.68	5.21
Class C at NAV	05/25/1994	11/26/1990	0.35	6.99	5.21
Class C with 1% Maximum Sales Charge	—	—	–0.61	6.99	5.21
Class I at NAV	04/03/2009	11/26/1990	1.33	8.05	6.10
Class R at NAV	08/03/2009	11/26/1990	0.95	7.67	5.92
Barclays U.S. Aggregate Bond Index	—	—	–1.08%	6.08%	4.77%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
Gross	1.15%	1.90%	1.90%	0.90%	1.40%
Net	1.03	1.78	1.78	0.78	1.28

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2003	$16,622	N.A.
Class C	$10,000	10/31/2003	$16,627	N.A.
Class I	$250,000	10/31/2003	$452,386	N.A.
Class R	$10,000	10/31/2003	$17,777	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com

3

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Fund Profile5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[4]	The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expense associated with certain investment transactions.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets.

Fund profile subject to change due to active management.

Important Notices to Shareholders

Effective November 1, 2013, the name of Eaton Vance Short Duration Strategic Income Fund was changed from Eaton Vance Strategic Income Fund.

Effective November 1, 2013, the Fund is co-managed by Eric A. Stein, CFA and Andrew Szczurowski, CFA.

5

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$975.90	$5.93	1.19%
Class B	$1,000.00	$971.90	$9.64	1.94%
Class C	$1,000.00	$971.90	$9.64	1.94%
Class I	$1,000.00	$977.10	$4.68	0.94%
Class R	$1,000.00	$975.90	$7.17	1.44%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.06	1.19%
Class B	$1,000.00	$1,015.40	$9.86	1.94%
Class C	$1,000.00	$1,015.40	$9.86	1.94%
Class I	$1,000.00	$1,020.50	$4.79	0.94%
Class R	$1,000.00	$1,017.90	$7.32	1.44%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Portfolio of Investments

Investments in Affiliated Portfolios

Description		Value	% of Net Assets
Bond Portfolio (identified cost, $93,693,808)		$97,923,636	4.2%
Boston Income Portfolio (identified cost, $423,278,710)		454,602,112	19.7
Currency Income Advantage Portfolio (identified cost, $42,193,963)		42,760,585	1.8
Emerging Markets Local Income Portfolio (identified cost, $19,349,654)		21,542,172	0.9
Floating Rate Portfolio (identified cost, $134,598,408)		156,075,221	6.7
Global Macro Absolute Return Advantage Portfolio (identified cost, $358,788,331)		353,263,393	15.3
Global Macro Portfolio (identified cost, $289,834,834)		316,725,922	13.7
Global Opportunities Portfolio (identified cost, $438,626,765)		432,088,947	18.7
High Income Opportunities Portfolio (identified cost, $108,967,602)		124,085,583	5.4
International Income Portfolio (identified cost, $166,798,449)		165,553,719	7.2
Senior Debt Portfolio (identified cost, $106,684,130)		108,289,850	4.7
Short Duration High Income Portfolio (identified cost, $46,355,033)		47,028,591	2.0

Total Investments in Affiliated Portfolios (identified cost $2,229,169,687)		$2,319,939,731	100.3%

Short-Term Investments

Description	Principal Amount	Value	% of Net Assets
State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/13	$1,709,339	$1,709,339	0.1%

Total Short-Term Investments (identified cost $1,709,339)(1)		$1,709,339	0.1%

Total Investments (identified cost $2,230,879,026)		$2,321,649,070	100.4%

Other Assets, Less Liabilities		$(8,172,898)	(0.4)%

Net Assets		$2,313,476,172	100.0%

(1)	Cost for federal income taxes is the same.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investments in affiliated Portfolios, at value (identified cost, $2,229,169,687)	$2,319,939,731
Investments in unaffiliated securities, at value (identified cost, $1,709,339)	1,709,339
Receivable for Fund shares sold	1,904,852
Total assets	$2,323,553,922

Liabilities
Payable for Fund shares redeemed	$8,660,932
Distributions payable	68
Payable to affiliates:
Investment adviser fee	914
Distribution and service fees	932,451
Trustees’ fees	42
Accrued expenses	483,343
Total liabilities	$10,077,750
Net Assets	$2,313,476,172

Sources of Net Assets
Paid-in capital	$2,189,927,185
Accumulated net realized gain from Portfolios	35,581,010
Accumulated distributions in excess of net investment income	(2,802,067)
Net unrealized appreciation from Portfolios	90,770,044
Total	$2,313,476,172

Class A Shares
Net Assets	$1,114,266,663
Shares Outstanding	141,675,551
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.86
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$8.04

Class B Shares
Net Assets	$77,535,765
Shares Outstanding	10,446,447
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.42

Class C Shares
Net Assets	$724,705,146
Shares Outstanding	97,604,029
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.42

Class I Shares
Net Assets	$395,581,280
Shares Outstanding	50,365,207
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.85

Class R Shares
Net Assets	$1,387,318
Shares Outstanding	176,102
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.88

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest income	$133
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $553,589)	135,315,352
Dividends allocated from affiliated Portfolios (net of foreign taxes, $123,938)	3,879,101
Expenses, excluding interest expense, allocated from affiliated Portfolios	(19,272,580)
Interest expense allocated from affiliated Portfolios	(2,784,209)
Total investment income	$117,137,797

Expenses
Investment adviser fee	$8,119
Distribution and service fees
Class A	3,390,400
Class B	943,651
Class C	8,339,275
Class R	8,260
Trustees’ fees and expenses	500
Custodian fee	51,594
Transfer and dividend disbursing agent fees	1,792,542
Legal and accounting services	106,837
Printing and postage	493,139
Registration fees	149,174
Miscellaneous	28,644
Total expenses	$15,312,135

Net investment income	$101,825,662

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(51,723)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (including a loss of $7,302,955 from precious metals)	18,419,815
Written options	3,690,362
Securities sold short	(859,563)
Futures contracts	(1,068,067)
Swap contracts	(26,453,757)
Forward commodity contracts	360,785
Foreign currency and forward foreign currency exchange contract transactions	(14,391,050)
Net realized loss	$(20,353,198)
Change in unrealized appreciation (depreciation) —
Investments	$51,723
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (net of increase in accrued foreign capital gains taxes of $37,836 and including net decrease of $19,121,773 from precious metals)	(48,440,985)
Written options	(1,680,065)
Securities sold short	796,560
Futures contracts	(3,147,057)
Swap contracts	4,766,216
Forward commodity contracts	945,643
Foreign currency and forward foreign currency exchange contracts	(8,243,239)
Net change in unrealized appreciation (depreciation)	$(54,951,204)

Net realized and unrealized loss	$(75,304,402)

Net increase in net assets from operations	$26,521,260

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$101,825,662	$119,127,737
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(20,353,198)	29,594,359
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(54,951,204)	30,497,932
Net increase in net assets from operations	$26,521,260	$179,220,028
Distributions to shareholders —
From net investment income
Class A	$(41,616,785)	$(55,242,154)
Class B	(2,371,975)	(3,246,928)
Class C	(20,825,585)	(23,619,196)
Class I	(13,942,508)	(15,727,245)
Class R	(46,067)	(44,011)
From net realized gain
Class A	(3,379,183)	(19,311,752)
Class B	(249,164)	(1,598,354)
Class C	(2,328,009)	(11,317,566)
Class I	(1,201,289)	(5,075,697)
Class R	(4,200)	(15,479)
Tax return of capital
Class A	(17,925,246)	—
Class B	(1,034,370)	—
Class C	(9,297,879)	—
Class I	(6,152,312)	—
Class R	(20,947)	—
Total distributions to shareholders	$(120,395,519)	$(135,198,382)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$249,248,910	$310,680,086
Class B	2,098,045	4,785,152
Class C	112,873,153	145,047,311
Class I	188,351,525	203,579,906
Class R	1,461,990	888,408
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	59,558,256	68,455,982
Class B	3,054,775	3,820,313
Class C	28,053,935	28,724,354
Class I	15,586,992	15,092,923
Class R	69,275	58,603
Cost of shares redeemed
Class A	(639,836,908)	(613,041,480)
Class B	(21,978,997)	(22,673,867)
Class C	(264,680,804)	(202,531,286)
Class I	(231,785,640)	(186,230,315)
Class R	(1,596,606)	(574,171)
Net asset value of shares exchanged
Class A	10,208,487	16,099,171
Class B	(10,208,487)	(16,099,171)
Net decrease in net assets from Fund share transactions	$(499,522,099)	$(243,918,081)

Net decrease in net assets	$(593,396,358)	$(199,896,435)

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Statements of Changes in Net Assets — continued

	Year Ended October 31,
Net Assets	2013	2012
At beginning of year	$2,906,872,530	$3,106,768,965
At end of year	$2,313,476,172	$2,906,872,530

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(2,802,067)	$(7,837,400)

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value — Beginning of year	$8.150		$8.030		$8.210		$7.950		$6.940

Income (Loss) From Operations
Net investment income(1)	$0.321		$0.336		$0.296		$0.299		$0.368
Net realized and unrealized gain (loss)	(0.232)		0.163		(0.076)		0.388		1.062

Total income from operations	$0.089		$0.499		$0.220		$0.687		$1.430

Less Distributions
From net investment income	$(0.246)		$(0.283)		$(0.400)		$(0.427)		$(0.420)
From net realized gain	(0.024)		(0.096)		—		—		—
Tax return of capital	(0.109)		—		—		—		—

Total distributions	$(0.379)		$(0.379)		$(0.400)		$(0.427)		$(0.420)

Net asset value — End of year	$7.860		$8.150		$8.030		$8.210		$7.950

Total Return(2)	1.07%		6.38%		2.71%		8.83%		21.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,114,267		$1,480,803		$1,676,019		$1,679,836		$1,410,612
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.16	%(5)	1.15	%(5)	1.08	%(5)	1.01%		1.08%
Net investment income	3.97%		4.18%		3.63%		3.68%		5.05%
Portfolio Turnover of the Fund(6)	24%		23%		8%		19%		11%
Portfolio Turnover of the Fund, excluding contributions and withdrawals	N.A.		N.A.		N.A.		15%		33%
Portfolio Turnover of Bond Portfolio	40	%(7)	N.A.		N.A.		N.A.		N.A.
Portfolio Turnover of Boston Income Portfolio	56%		64%		70%		75%		74%
Portfolio Turnover of Currency Income Advantage Portfolio	0	%(8)	N.A.		N.A.		N.A.		N.A.
Portfolio Turnover of Emerging Markets Local Income Portfolio	27%		24%		16%		17%		26%
Portfolio Turnover of Floating Rate Portfolio	32%		42%		56%		39%		35%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%		91%		50%		7	%(9)	N.A.
Portfolio Turnover of Global Macro Portfolio	56%		39%		33%		19%		25%
Portfolio Turnover of Global Opportunities Portfolio	123%		17%		10%		18	%(10)	N.A.
Portfolio Turnover of High Income Opportunities Portfolio	62%		76%		78%		79%		72%
Portfolio Turnover of International Income Portfolio	21%		37%		31%		45%		28%
Portfolio Turnover of Senior Debt Portfolio	29%		37%		N.A.		N.A.		N.A.
Portfolio Turnover of Short Duration High Income Portfolio	92%		50	%(11)	N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	N.A.		15%		6%		26%		34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.10%, 0.12% and 0.05% for the years ended October 31, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(8)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

(9)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.

(10)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

(11)	For the period from the Portfolio’s start of business, February 21, 2012, to October 31, 2012.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value — Beginning of year	$7.690		$7.570		$7.750		$7.500		$6.570

Income (Loss) From Operations
Net investment income(1)	$0.246		$0.260		$0.221		$0.226		$0.295
Net realized and unrealized gain (loss)	(0.217)		0.160		(0.080)		0.374		0.982

Total income from operations	$0.029		$0.420		$0.141		$0.600		$1.277

Less Distributions
From net investment income	$(0.189)		$(0.204)		$(0.321)		$(0.350)		$(0.347)
From net realized gain	(0.024)		(0.096)		—		—		—
Tax return of capital	(0.086)		—		—		—		—

Total distributions	$(0.299)		$(0.300)		$(0.321)		$(0.350)		$(0.347)

Net asset value — End of year	$7.420		$7.690		$7.570		$7.750		$7.500

Total Return(2)	0.35%		5.67%		1.83%		8.14%		20.08%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$77,536		$107,632		$136,050		$162,476		$163,073
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.91	%(5)	1.90	%(5)	1.83	%(5)	1.76%		1.83%
Net investment income	3.21%		3.43%		2.88%		2.95%		4.32%
Portfolio Turnover of the Fund(6)	24%		23%		8%		19%		11%
Portfolio Turnover of the Fund, excluding contributions and withdrawals	N.A.		N.A.		N.A.		15%		33%
Portfolio Turnover of Bond Portfolio	40	%(7)	N.A.		N.A.		N.A.		N.A.
Portfolio Turnover of Boston Income Portfolio	56%		64%		70%		75%		74%
Portfolio Turnover of Currency Income Advantage Portfolio	0	%(8)	N.A.		N.A.		N.A.		N.A.
Portfolio Turnover of Emerging Markets Local Income Portfolio	27%		24%		16%		17%		26%
Portfolio Turnover of Floating Rate Portfolio	32%		42%		56%		39%		35%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%		91%		50%		7	%(9)	N.A.
Portfolio Turnover of Global Macro Portfolio	56%		39%		33%		19%		25%
Portfolio Turnover of Global Opportunities Portfolio	123%		17%		10%		18	%(10)	N.A.
Portfolio Turnover of High Income Opportunities Portfolio	62%		76%		78%		79%		72%
Portfolio Turnover of International Income Portfolio	21%		37%		31%		45%		28%
Portfolio Turnover of Senior Debt Portfolio	29%		37%		N.A.		N.A.		N.A.
Portfolio Turnover of Short Duration High Income Portfolio	92%		50	%(11)	N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	N.A.		15%		6%		26%		34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.10%, 0.12% and 0.05% for the years ended October 31, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(8)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

(9)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.

(10)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

(11)	For the period from the Portfolio’s start of business, February 21, 2012, to October 31, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013		2012		2011		2010		2009
Net asset value — Beginning of year	$7.690		$7.580		$7.750		$7.510		$6.570

Income (Loss) From Operations
Net investment income(1)	$0.245		$0.260		$0.222		$0.224		$0.296
Net realized and unrealized gain (loss)	(0.216)		0.150		(0.071)		0.366		0.991

Total income from operations	$0.029		$0.410		$0.151		$0.590		$1.287

Less Distributions
From net investment income	$(0.189)		$(0.204)		$(0.321)		$(0.350)		$(0.347)
From net realized gain	(0.024)		(0.096)		—		—		—
Tax return of capital	(0.086)		—		—		—		—

Total distributions	$(0.299)		$(0.300)		$(0.321)		$(0.350)		$(0.347)

Net asset value — End of year	$7.420		$7.690		$7.580		$7.750		$7.510

Total Return(2)	0.35%		5.53%		1.96%		8.00%		20.24%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$724,705		$877,526		$892,991		$780,986		$618,431
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.91	%(5)	1.90	%(5)	1.83	%(5)	1.76%		1.83%
Net investment income	3.21%		3.43%		2.88%		2.92%		4.31%
Portfolio Turnover of the Fund(6)	24%		23%		8%		19%		11%
Portfolio Turnover of the Fund, excluding contributions and withdrawals	N.A.		N.A.		N.A.		15%		33%
Portfolio Turnover of Bond Portfolio	40	%(7)	N.A.		N.A.		N.A.		N.A.
Portfolio Turnover of Boston Income Portfolio	56%		64%		70%		75%		74%
Portfolio Turnover of Currency Income Advantage Portfolio	0	%(8)	N.A.		N.A.		N.A.		N.A.
Portfolio Turnover of Emerging Markets Local Income Portfolio	27%		24%		16%		17%		26%
Portfolio Turnover of Floating Rate Portfolio	32%		42%		56%		39%		35%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%		91%		50%		7	%(9)	N.A.
Portfolio Turnover of Global Macro Portfolio	56%		39%		33%		19%		25%
Portfolio Turnover of Global Opportunities Portfolio	123%		17%		10%		18	%(10)	N.A.
Portfolio Turnover of High Income Opportunities Portfolio	62%		76%		78%		79%		72%
Portfolio Turnover of International Income Portfolio	21%		37%		31%		45%		28%
Portfolio Turnover of Senior Debt Portfolio	29%		37%		N.A.		N.A.		N.A.
Portfolio Turnover of Short Duration High Income Portfolio	92%		50	%(11)	N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	N.A.		15%		6%		26%		34%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense, primarily on securities sold short, of 0.10%, 0.12% and 0.05% for the years ended October 31, 2013, 2012 and 2011, respectively.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(7)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(8)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

(9)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.

(10)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

(11)	For the period from the Portfolio’s start of business, February 21, 2012, to October 31, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,								Period Ended October 31, 2009(1)
	2013		2012		2011		2010
Net asset value — Beginning of period	$8.140		$8.020		$8.200		$7.930		$6.870
Income (Loss) From Operations
Net investment income(2)	$0.340		$0.356		$0.316		$0.312		$0.237
Net realized and unrealized gain (loss)	(0.231)		0.163		(0.077)		0.403		1.077

Total income from operations	$0.109		$0.519		$0.239		$0.715		$1.314
Less Distributions
From net investment income	$(0.261)		$(0.303)		$(0.419)		$(0.445)		$(0.254)
From net realized gain	(0.024)		(0.096)		—		—		—
Tax return of capital	(0.114)		—		—		—		—

Total distributions	$(0.399)		$(0.399)		$(0.419)		$(0.445)		$(0.254)

Net asset value — End of period	$7.850		$8.140		$8.020		$8.200		$7.930

Total Return(3)	1.33%		6.66%		2.95%		9.23%		19.36	%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$395,581		$439,393		$400,587		$238,933		$64,614
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.91	%(7)	0.90	%(7)	0.84	%(7)	0.76%		0.83	%(8)
Net investment income	4.20%		4.43%		3.89%		3.84%		5.31	%(8)
Portfolio Turnover of the Fund(9)	24%		23%		8%		19%		11	%(10)
Portfolio Turnover of the Fund, excluding contributions and withdrawals	N.A.		N.A.		N.A.		15%		33	%(10)
Portfolio Turnover of Bond Portfolio	40	%(11)	N.A.		N.A.		N.A.		N.A.
Portfolio Turnover of Boston Income Portfolio	56%		64%		70%		75%		74	%(12)
Portfolio Turnover of Currency Income Advantage Portfolio	0	%(13)	N.A.		N.A.		N.A.		N.A.
Portfolio Turnover of Emerging Markets Local Income Portfolio	27%		24%		16%		17%		26	%(12)
Portfolio Turnover of Floating Rate Portfolio	32%		42%		56%		39%		35	%(12)
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%		91%		50%		7	%(14)	N.A.
Portfolio Turnover of Global Macro Portfolio	56%		39%		33%		19%		25	%(12)
Portfolio Turnover of Global Opportunities Portfolio	123%		17%		10%		18	%(15)	N.A.
Portfolio Turnover of High Income Opportunities Portfolio	62%		76%		78%		79%		72	%(12)
Portfolio Turnover of International Income Portfolio	21%		37%		31%		45%		28	%(12)
Portfolio Turnover of Senior Debt Portfolio	29%		37%		N.A.		N.A.		N.A.
Portfolio Turnover of Short Duration High Income Portfolio	92%		50	%(16)	N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	N.A.		15%		6%		26%		34	%(12)

(1)	For the period from commencement of operations, April 3, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.10%, 0.12% and 0.06% for the years ended October 31, 2013, 2012 and 2011, respectively.

(8)	Annualized.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(10)	For the Fund’s year ended October 31, 2009.

(11)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(12)	For the Portfolio’s year ended October 31, 2009.

(13)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

(14)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.

(15)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

(16)	For the period from the Portfolio’s start of business, February 21, 2012, to October 31, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Financial Highlights — continued

	Class R
	Year Ended October 31,								Period Ended October 31, 2009(1)
	2013		2012		2011		2010
Net asset value — Beginning of year	$8.160		$8.030		$8.220		$7.940		$7.660
Income (Loss) From Operations
Net investment income(2)	$0.299		$0.317		$0.276		$0.266		$0.058
Net realized and unrealized gain (loss)	(0.220)		0.172		(0.086)		0.422		0.321

Total income from operations	$0.079		$0.489		$0.190		$0.688		$0.379
Less Distributions
From net investment income	$(0.232)		$(0.263)		$(0.380)		$(0.408)		$(0.099)
From net realized gain	(0.024)		(0.096)		—		—		—
Tax return of capital	(0.103)		—		—		—		—

Total distributions	$(0.359)		$(0.359)		$(0.380)		$(0.408)		$(0.099)

Net asset value — End of year	$7.880		$8.160		$8.030		$8.220		$7.940

Total Return(3)	0.95%		6.25%		2.33%		8.84%		4.97	%(4)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,387		$1,517		$1,122		$577		$1
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.41	%(7)	1.40	%(7)	1.33	%(7)	1.26%		1.33	%(8)
Net investment income	3.68%		3.94%		3.38%		3.26%		2.98	%(8)
Portfolio Turnover of the Fund(9)	24%		23%		8%		19%		11	%(10)
Portfolio Turnover of the Fund, excluding contributions and withdrawals	N.A.		N.A.		N.A.		15%		33	%(10)
Portfolio Turnover of Bond Portfolio	40	%(11)	N.A.		N.A.		N.A.		N.A.
Portfolio Turnover of Boston Income Portfolio	56%		64%		70%		75%		74	%(12)
Portfolio Turnover of Currency Income Advantage Portfolio	0	%(13)	N.A.		N.A.		N.A.		N.A.
Portfolio Turnover of Emerging Markets Local Income Portfolio	27%		24%		16%		17%		26	%(12)
Portfolio Turnover of Floating Rate Portfolio	32%		42%		56%		39%		35	%(12)
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	65%		91%		50%		7	%(14)	N.A.
Portfolio Turnover of Global Macro Portfolio	56%		39%		33%		19%		25	%(12)
Portfolio Turnover of Global Opportunities Portfolio	123%		17%		10%		18	%(15)	N.A.
Portfolio Turnover of High Income Opportunities Portfolio	62%		76%		78%		79%		72	%(12)
Portfolio Turnover of International Income Portfolio	21%		37%		31%		45%		28	%(12)
Portfolio Turnover of Senior Debt Portfolio	29%		37%		N.A.		N.A.		N.A.
Portfolio Turnover of Short Duration High Income Portfolio	92%		50	%(16)	N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	N.A.		15%		6%		26%		34	%(12)

(1)	For the period from commencement of operations on August 3, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense, primarily on securities sold short, of 0.10%, 0.12% and 0.06% for the years ended October 31, 2013, 2012 and 2011, respectively.

(8)	Annualized.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(10)	For the Fund’s year ended October 31, 2009.

(11)	For the period from the Portfolio’s start of business, January 11, 2013, to October 31, 2013.

(12)	For the Portfolio’s year ended October 31, 2009.

(13)	For the period from the Portfolio’s start of business, August 26, 2013, to October 31, 2013.

(14)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.

(15)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

(16)	For the period from the Portfolio’s start of business, February 21, 2012, to October 31, 2012.

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund, (formerly, Eaton Vance Strategic Income Fund) (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Prior to March 1, 2013, the Fund declared dividends daily and net investment income, other than class-specific expenses, was allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following twelve portfolios managed by Eaton Vance Management (EVM) or its affiliates: Bond Portfolio, Boston Income Portfolio, Currency Income Advantage Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, International Income Portfolio, Senior Debt Portfolio and Short Duration High Income (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Bond Portfolio, Boston Income Portfolio, Currency Income Advantage Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, International Income Portfolio, Senior Debt Portfolio and Short Duration High Income Portfolio (56.7%, 9.3%, 82.2%, 3.8%, 0.9%, 20.4%, 4.7%, 82.1%, 12.3%, 16.5%, 1.5% and 84.4%, respectively, at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the

17

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Notes to Financial Statements — continued

investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the options), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund reflects the Portfolios’ proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

18

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Notes to Financial Statements — continued

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions (daily distributions prior to March 1, 2013) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$78,802,920	$97,879,534
Long-term capital gain	$7,161,845	$37,318,848
Tax return of capital	$34,430,754	$—

During the year ended October 31, 2013, accumulated net realized gain was increased by $27,706,919, accumulated distributions in excess of net investment income was decreased by $17,987,409 and paid-in capital was decreased by $9,719,510 due to differences between book and tax accounting, primarily for tax accounting for straddle transactions, swap contracts, futures contracts, option contracts, a Portfolio’s investment in a subsidiary, premium amortization, foreign currency gain (loss), paydown gain (loss), investments in partnerships, distribution redesignations, mixed straddles, accretion of market discount and defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

19

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Notes to Financial Statements — continued

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$123,548,987

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from real estate investment trusts, tax accounting for straddle transactions, wash sales, futures contracts, swap contracts, foreign currency transactions, investments in partnerships, premium amortization, a Portfolio’s investment in a subsidiary, partnership allocations, accretion of market discount and defaulted bond interest.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ adviser fee. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2013, the Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $16,468,084 and the adviser fees paid by the Fund on Investable Assets amounted to $8,119. For the year ended October 31, 2013, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.61% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $43,245 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $262,870 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $3,390,400 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $707,738 and $6,254,456 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2013, the Fund paid or accrued to EVD $4,130 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $235,913, $2,084,819 and $4,130 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

20

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase.

For the year ended October 31, 2013, the Fund was informed that EVD received approximately $30,000, $168,000 and $73,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Bond Portfolio	$100,000,000	$10,000,000
Boston Income Portfolio	92,862,021	265,132,360
Currency Income Advantage Portfolio	42,000,000	—
Emerging Markets Local Income Portfolio	—	113,226,093
Floating Rate Portfolio	—	297,627,088
Global Macro Absolute Return Advantage Portfolio	81,926,703	—
Global Macro Portfolio	—	188,285,957
Global Opportunities Portfolio	249,422,939	221,586,771
High Income Opportunities Portfolio	—	109,232,360
International Income Portfolio	57,103,012	56,943,337
Senior Debt Portfolio	28,817,741	26,968,020
Short-Term U.S. Government Portfolio	—	103,264

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	30,660,136	38,614,139
Issued to shareholders electing to receive payments of distributions in Fund shares	7,377,220	8,511,765
Redemptions	(79,309,426)	(76,215,872)
Exchange from Class B shares	1,260,716	1,998,884

Net decrease	(40,011,354)	(27,091,084)

21

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2013	2012

Sales	274,116	633,664
Issued to shareholders electing to receive payments of distributions in Fund shares	400,977	503,534
Redemptions	(2,888,162)	(2,987,537)
Exchange to Class A shares	(1,336,217)	(2,117,691)

Net decrease	(3,549,286)	(3,968,030)

	Year Ended October 31,
Class C	2013	2012

Sales	14,690,020	19,103,353
Issued to shareholders electing to receive payments of distributions in Fund shares	3,683,886	3,782,998
Redemptions	(34,837,520)	(26,689,763)

Net decrease	(16,463,614)	(3,803,412)

	Year Ended October 31,
Class I	2013	2012

Sales	23,204,030	25,349,954
Issued to shareholders electing to receive payments of distributions in Fund shares	1,934,976	1,878,061
Redemptions	(28,758,462)	(23,205,591)

Net increase (decrease)	(3,619,456)	4,022,424

	Year Ended October 31,
Class R	2013	2012

Sales	178,484	110,319
Issued to shareholders electing to receive payments of distributions in Fund shares	8,560	7,273
Redemptions	(196,914)	(71,314)

Net increase (decrease)	(9,870)	46,278

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$2,319,939,731	$—	$—	$2,319,939,731
Short-Term Investments	—	1,709,339	—	1,709,339

Total Investments	$2,319,939,731	$1,709,339	$—	$2,321,649,070

The Fund held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

9  Name Change

Effective November 1, 2013, the name of Short Duration Strategic Income Fund was changed from Eaton Vance Strategic Income Fund.

23

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund (formerly Eaton Vance Strategic Income Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (formerly Eaton Vance Strategic Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and investments owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Strategic Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 23, 2013

24

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $3,731,778, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 4.68% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $7,161,845 or, if subsequently determined to be different, the net capital gain of such year.

25

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

26

Eaton Vance

Short Duration Strategic Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Payson F. Swaffield(2) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

028-12/13	SISRC

Eaton Vance

Tax-Managed Equity Asset

Allocation Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Management and Organization	20

Important Notices	22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major equity markets worldwide recorded strong performance for the 12-month period ended October 31, 2013.

World stock markets were volatile in the final months of 2012 amid the U.S. presidential election and fears of a post-election political deadlock on U.S. tax and spending policies. With the apparent resolution of the so-called “fiscal cliff” budget negotiations in January 2013, global stocks began a sustained rise that gained momentum on positive economic news and continuing support from world central banks. A succession of encouraging economic reports in the U.S. and Europe helped power global stock indexes to record highs in May 2013.

In June 2013, however, equities worldwide faltered after the U.S. Federal Reserve (the Fed) announced that a key component of its economic stimulus effort might be scaled back in late 2013. Investors worried that a stimulus pullback could end markets’ long rise and slow the economic recovery. Global stocks subsequently rebounded as market participants reassessed the potential impact of the Fed’s plan, only to fall again in August 2013 on geopolitical tensions in the Middle East and renewed investor concerns about future Fed policy.

Then, in mid-September 2013, the Fed surprised investors by postponing any stimulus reduction, citing lackluster economic growth and rising interest rates. Global stocks initially jumped in response, but swiftly turned lower amid market participants’ confusion over the Fed’s intentions, along with the mounting threat of a U.S. government shutdown and debt ceiling debacle. While many markets took another hit from the 16-day U.S. government shutdown, they bounced back after a temporary budget deal was reached to reopen the U.S. government and avert a U.S. default on its debts. The two major U.S. stock indexes—the Dow Jones Industrial Average2 and the broader S&P 500 Index—attained new highs, as soft economic data boosted expectations that the Fed would further delay tapering its easy money policies. The Fed confirmed these expectations near period-end by once again leaving its stimulus program intact.

For the full 12-month period, the MSCI World Index of global stocks advanced 25.77%. In the U.S., the Dow Jones Industrial Average and the S&P 500 Index rose 21.82% and 27.18%, respectively, while the technology-laden NASDAQ Composite Index added 33.54%. The MSCI Europe Index returned 27.70%, as European stocks benefited from an improving economy following Europe’s prolonged recession. In Asia, the MSCI All Country Pacific Index returned 20.43%, but reflecting concerns about slower economic growth in China, the MSCI Golden Dragon Index returned a more modest 12.89%. Emerging markets overall were an exception to the global trend of double-digit gains, with the MSCI Emerging Markets Index rising 6.53% for the 12-month period.

Fund Performance

For the 12-month period ended October 31, 2013, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) had a total return of 26.30% for Class A shares at net asset value (NAV), underperforming the 28.99% return of the Fund’s benchmark, the Russell 3000 Index (the Index). The Fund’s performance is a function of the underlying portfolios in which it invests (as specified below), as well as its allocation among those portfolios.

The biggest detractor from the Fund’s performance versus the Index was the Fund’s international equity weighting. The Index has no international stock exposure. International equities generally underperformed their U.S. counterparts for the 12-month period. In addition, the international portfolio in which the Fund invests underperformed its benchmark, the MSCI EAFE Index. Also detracting from the Fund’s performance relative to the Index was the Fund’s allocation to a portfolio that invests in large-cap growth stocks and its allocation to another portfolio that invests in large-cap value stocks. Large-cap stocks generally underperformed small-cap stocks for the period.

On the positive side, the Fund’s allocations to two portfolios that invest in small-cap stocks helped the Fund’s performance relative to the Index. One of those portfolios, which invests in small-cap value stocks, outperformed its benchmark, the Russell 2000 Value Index, for the period. The second portfolio, which invests in a blend of small-cap stocks, underperformed its benchmark, the Russell 2000 Index, but outperformed the Index.

As of period-end, the target allocations for the Fund’s underlying portfolios were as follows: Tax-Managed Growth Portfolio – 28.50%; Tax-Managed Value Portfolio – 26.50%; Tax-Managed International Equity Portfolio – 16.50%; Tax-Managed Multi-Cap Growth Portfolio – 10.50%; Tax-Managed Small-Cap Portfolio – 9.50%; and Tax-Managed Small-Cap Value Portfolio – 8.50%. No adjustments were made to these target allocations during the 12-month period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Performance2,3

Portfolio Manager Lewis R. Piantedosi

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	26.30%	12.89%	7.54%
Class A with 5.75% Maximum Sales Charge	—	—	19.02	11.56	6.90
Class B at NAV	03/04/2002	03/04/2002	25.36	12.05	6.73
Class B with 5% Maximum Sales Charge	—	—	20.36	11.79	6.73
Class C at NAV	03/04/2002	03/04/2002	25.25	12.05	6.73
Class C with 1% Maximum Sales Charge	—	—	24.25	12.05	6.73
Russell 3000 Index	—	—	28.99%	15.93%	7.92%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	17.99%	11.30%	6.59%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	12.21	9.26	5.66
Class B After Taxes on Distributions	03/04/2002	03/04/2002	19.39	11.61	6.48
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	12.89	9.44	5.52
Class C After Taxes on Distributions	03/04/2002	03/04/2002	23.25	11.87	6.47
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	15.15	9.66	5.52

% Total Annual Operating Expense Ratios[4]			Class A	Class B	Class C
			1.36%	2.11%	2.11%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2003	$19,196	N.A.
Class C	$10,000	10/31/2003	$19,197	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Europe Index is an unmanaged index designed to measure the developed equity market performance of Europe. MSCI All Country Pacific Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. stocks. Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in one or more affiliated investment companies (Portfolios).

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Duncan W. Richardson, the former portfolio manager of the Fund, retired from the Eaton Vance organization on October 31, 2013. Effective October 1, 2013, Lewis R. Piantedosi, Vice President of Eaton Vance, is the Fund’s portfolio manager.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,114.60	$7.25	1.36%
Class B	$1,000.00	$1,110.30	$11.22	2.11%
Class C	$1,000.00	$1,109.60	$11.22	2.11%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.92	1.36%
Class B	$1,000.00	$1,014.60	$10.71	2.11%
Class C	$1,000.00	$1,014.60	$10.71	2.11%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $81,530,737)	$122,563,004
Investment in Tax-Managed Value Portfolio, at value (identified cost, $75,970,527)	113,112,382
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $58,607,151)	70,153,142
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $33,327,979)	45,562,458
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $29,614,551)	40,445,204
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $22,722,199)	36,410,241
Receivable for Fund shares sold	289,831
Total assets	$428,536,262

Liabilities
Payable for Fund shares redeemed	$495,219
Payable to affiliates:
Investment adviser fee	41,046
Administration fee	53,478
Distribution and service fees	204,533
Trustees’ fees	42
Accrued expenses	127,120
Total liabilities	$921,438
Net Assets	$427,614,824

Sources of Net Assets
Paid-in capital	$278,925,308
Accumulated net realized gain from Portfolios	21,678,413
Accumulated undistributed net investment income	537,816
Net unrealized appreciation from Portfolios	126,473,287
Total	$427,614,824

Class A Shares
Net Assets	$243,133,539
Shares Outstanding	14,363,641
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.93
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$17.96

Class B Shares
Net Assets	$15,557,636
Shares Outstanding	971,980
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.01

Class C Shares
Net Assets	$168,923,649
Shares Outstanding	10,623,294
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.90

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends allocated from Portfolios (net of foreign taxes, $233,566)	$8,499,046
Interest allocated from Portfolios	5,239
Securities lending income allocated from Portfolios, net	5,915
Expenses allocated from Portfolios	(2,853,424)
Net investment income from Portfolios	$5,656,776

Expenses
Investment adviser fee	$445,170
Administration fee	594,272
Distribution and service fees
Class A	558,720
Class B	170,437
Class C	1,556,495
Trustees’ fees and expenses	500
Custodian fee	47,294
Transfer and dividend disbursing agent fees	283,922
Legal and accounting services	67,711
Printing and postage	36,827
Registration fees	58,729
Miscellaneous	12,994
Total expenses	$3,833,071

Net investment income	$1,823,705

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) allocated from Portfolios —
Investment transactions	$30,361,012 (1)
Written options	85,441
Foreign currency transactions	(4,172)
Net realized gain	$30,442,281
Change in unrealized appreciation (depreciation) —
Investments	$58,879,673
Written options	(7,736)
Foreign currency	17,432
Net change in unrealized appreciation (depreciation)	$58,889,369

Net realized and unrealized gain	$89,331,650

Net increase in net assets from operations	$91,155,355

(1)	Includes $11,198,197 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2013	Year Ended October 31, 2012
From operations —
Net investment income	$1,823,705	$1,672,222
Net realized gain from investment transactions, written options and foreign currency transactions	30,442,281 (1)	33,440,345 (2)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	58,889,369	7,909,393
Net increase in net assets from operations	$91,155,355	$43,021,960
Distributions to shareholders —
From net investment income
Class A	$(1,958,035)	$(872,084)
Class B	(7,414)	—
Class C	(352,575)	—
From net realized gain
Class A	(10,014,655)	—
Class B	(915,561)	—
Class C	(7,478,707)	—
Total distributions to shareholders	$(20,726,947)	$(872,084)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$19,351,031	$7,222,086
Class B	203,157	161,351
Class C	10,103,587	6,368,283
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	10,998,931	768,823
Class B	820,591	—
Class C	6,680,073	—
Cost of shares redeemed
Class A	(45,001,946)	(47,117,694)
Class B	(3,135,920)	(4,801,202)
Class C	(23,847,828)	(31,393,397)
Net asset value of shares exchanged
Class A	4,316,998	8,543,902
Class B	(4,316,998)	(8,543,902)
Net decrease in net assets from Fund share transactions	$(23,828,324)	$(68,791,750)

Net increase (decrease) in net assets	$46,600,084	$(26,641,874)

Net Assets
At beginning of year	$381,014,740	$407,656,614
At end of year	$427,614,824	$381,014,740

Accumulated undistributed net investment income included in net assets
At end of year	$537,816	$927,995

(1)	Includes $11,198,197 of net realized gains from redemptions in-kind.

(2)	Includes $4,739,025 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013	2012		2011		2010		2009
Net asset value — Beginning of year	$14.230	$12.770		$12.350		$11.030		$10.000

Income (Loss) From Operations
Net investment income(1)	$0.119	$0.103		$0.067		$0.032		$0.074
Net realized and unrealized gain	3.408	1.409		0.379		1.392		1.011

Total income from operations	$3.527	$1.512		$0.446		$1.424		$1.085

Less Distributions
From net investment income	$(0.135)	$(0.052)		$(0.026)		$(0.104)		$(0.055)
From net realized gain	(0.692)	—		—		—		—

Total distributions	$(0.827)	$(0.052)		$(0.026)		$(0.104)		$(0.055)

Net asset value — End of year	$16.930	$14.230		$12.770		$12.350		$11.030

Total Return(2)	26.30%	11.81%		3.61%		12.95%		10.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$243,134	$213,244		$220,256		$252,522		$250,372
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.36%	1.36%		1.37%		1.41%		1.44%
Net investment income	0.78%	0.76%		0.51%		0.27%		0.78%
Portfolio Turnover of the Fund(5)	2%	0	%(6)	12%		0	%(6)	2%
Portfolio Turnover of Tax-Managed Growth Portfolio	2%	2%		3%		2%		3%
Portfolio Turnover of Tax-Managed Value Portfolio	10%	38%		40%		35%		82%
Portfolio Turnover of Tax-Managed International Equity Portfolio	30%	117%		41%		72%		57%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	68%	83%		139%		200%		205%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	—	—		16	%(7)	33%		42%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	39%	57%		89%		114%		95%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	72%	55%		66%		51%		66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	Amount is less than 0.5%.

(7)	For the period from November 1, 2010 through the liquidation date of Tax Managed Mid-Cap Core Portfolio, on April 21, 2011.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013	2012		2011		2010		2009
Net asset value — Beginning of year	$13.460	$12.130		$11.790		$10.540		$9.570

Income (Loss) From Operations
Net investment income (loss)(1)	$0.010	$0.001		$(0.030)		$(0.053)		$0.022
Net realized and unrealized gain	3.237	1.329		0.370		1.325		0.948

Total income from operations	$3.247	$1.330		$0.340		$1.272		$0.970

Less Distributions
From net investment income	$(0.005)	$—		$—		$(0.022)		$—
From net realized gain	(0.692)	—		—		—		—

Total distributions	$(0.697)	$—		$—		$(0.022)		$—

Net asset value — End of year	$16.010	$13.460		$12.130		$11.790		$10.540

Total Return(2)	25.36%	10.96%		2.88%		12.07%		10.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,558	$19,055		$29,592		$46,862		$61,375
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.11%	2.11%		2.12%		2.16%		2.19%
Net investment income (loss)	0.07%	0.01%		(0.24)%		(0.47)%		0.24%
Portfolio Turnover of the Fund(5)	2%	0	%(6)	12%		0	%(6)	2%
Portfolio Turnover of Tax-Managed Growth Portfolio	2%	2%		3%		2%		3%
Portfolio Turnover of Tax-Managed Value Portfolio	10%	38%		40%		35%		82%
Portfolio Turnover of Tax-Managed International Equity Portfolio	30%	117%		41%		72%		57%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	68%	83%		139%		200%		205%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	—	—		16	%(7)	33%		42%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	39%	57%		89%		114%		95%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	72%	55%		66%		51%		66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	Amount is less than 0.5%.

(7)	For the period from November 1, 2010 through the liquidation date of Tax Managed Mid-Cap Core Portfolio, on April 21, 2011.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013	2012		2011		2010		2009
Net asset value — Beginning of year	$13.410	$12.070		$11.740		$10.500		$9.530

Income (Loss) From Operations
Net investment income (loss)(1)	$0.005	$0.001		$(0.031)		$(0.053)		$0.018
Net realized and unrealized gain	3.209	1.339		0.361		1.323		0.952

Total income from operations	$3.214	$1.340		$0.330		$1.270		$0.970

Less Distributions
From net investment income	$(0.032)	$—		$—		$(0.030)		$—
From net realized gain	(0.692)	—		—		—		—

Total distributions	$(0.724)	$—		$—		$(0.030)		$—

Net asset value — End of year	$15.900	$13.410		$12.070		$11.740		$10.500

Total Return(2)	25.25%	11.10%		2.81%		12.11%		10.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$168,924	$148,716		$157,808		$181,613		$186,912
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.11%	2.11%		2.12%		2.16%		2.19%
Net investment income (loss)	0.04%	0.01%		(0.24)%		(0.48)%		0.20%
Portfolio Turnover of the Fund(5)	2%	0	%(6)	12%		0	%(6)	2%
Portfolio Turnover of Tax-Managed Growth Portfolio	2%	2%		3%		2%		3%
Portfolio Turnover of Tax-Managed Value Portfolio	10%	38%		40%		35%		82%
Portfolio Turnover of Tax-Managed International Equity Portfolio	30%	117%		41%		72%		57%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	68%	83%		139%		200%		205%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	—	—		16	%(7)	33%		42%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	39%	57%		89%		114%		95%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	72%	55%		66%		51%		66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	Amount is less than 0.5%.

(7)	For the period from November 1, 2010 through the liquidation date of Tax Managed Mid-Cap Core Portfolio, on April 21, 2011.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after tax returns. The Fund currently pursues its objective by investing all of its investable assets in interests in the following six tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio, (1.4%, 14.4%, 61.0%, 42.4%, 27.2% and 45.5%, respectively, at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows:

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolios’ proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

13

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Notes to Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$2,318,024	$872,084
Long-term capital gains	18,408,923	—

During the year ended October 31, 2013, accumulated net realized gain was decreased by $14,415,543, accumulated undistributed net investment income was increased by $104,140 and paid-in capital was increased by $14,311,403 due to the Fund’s use of equalization accounting and differences

14

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Notes to Financial Statements — continued

between book and tax accounting, primarily for foreign currency gain (loss), redemptions in-kind, investments in passive foreign investment companies (PFICs), investments in partnerships, distributions from real estate investment trusts (REITs) and return of capital distributions from securities. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,836,575
Undistributed long-term capital gains	$15,006,613
Net unrealized appreciation	$130,846,328

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in PFICs, investments in partnerships, partnership allocations, distributions from REITs and return of capital distributions from securities.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2013, the Fund’s investment adviser fee totaled $2,971,360, of which $2,526,190 was allocated from the Portfolios and $445,170 was paid or accrued directly by the Fund. For the year ended October 31, 2013, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2013, the administration fee amounted to $594,272.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $27,191 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $30,995 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $558,720 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $127,828 and $1,167,371 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $42,609 and $389,124 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

15

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $1,000, $14,000 and $4,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$378,398	$14,818,229
Tax-Managed Value Portfolio	1,924,997	14,613,342
Tax-Managed International Equity Portfolio	3,290,763	5,115,987
Tax-Managed Multi-Cap Growth Portfolio	140,558	5,087,866
Tax-Managed Small-Cap Portfolio	735,062	8,462,101
Tax-Managed Small-Cap Value Portfolio	233,668	7,094,978

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2013	Year Ended October 31, 2012

Sales	1,284,968	534,081
Issued to shareholders electing to receive payments of distributions in Fund shares	809,340	60,970
Redemptions	(3,006,697)	(3,484,525)
Exchange from Class B shares	285,271	629,198

Net decrease	(627,118)	(2,260,276)

Class B	Year Ended October 31, 2013	Year Ended October 31, 2012

Sales	14,629	12,959
Issued to shareholders electing to receive payments of distributions in Fund shares	63,464	—
Redemptions	(220,537)	(375,607)
Exchange to Class A shares	(300,846)	(662,326)

Net decrease	(443,290)	(1,024,974)

Class C	Year Ended October 31, 2013	Year Ended October 31, 2012

Sales	708,427	500,827
Issued to shareholders electing to receive payments of distributions in Fund shares	519,850	—
Redemptions	(1,697,674)	(2,477,852)

Net decrease	(469,397)	(1,977,025)

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2013 and October 31, 2012, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2013

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $6,987,971, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 98.98% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates $16,566,870 as capital gains dividends with respect to the taxable year ended October 31, 2013, or if subsequently determined to be different, the net capital gain of such year.

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

21

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

22

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299-12/13	TMEAASRC

Eaton Vance

Tax-Managed Global Dividend

Income Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Tax-Managed Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Management and Organization	29

Important Notices	31

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major equity markets worldwide recorded strong performance for the 12-month period ended October 31, 2013.

World stock markets were volatile in the final months of 2012 amid the U.S. presidential election and fears of a post-election political deadlock on U.S. tax and spending policies. With the apparent resolution of the so-called “fiscal cliff” budget negotiations in January 2013, global stocks began a sustained rise that gained momentum on positive economic news and continuing support from world central banks. A succession of encouraging economic reports in the U.S. and Europe helped power global stock indexes to record highs in May 2013.

In June 2013, however, equities worldwide faltered after the U.S. Federal Reserve (the Fed) announced that a key component of its economic stimulus effort might be scaled back in late 2013. Investors worried that a stimulus pullback could end markets’ long rise and slow the economic recovery. Global stocks subsequently rebounded as market participants reassessed the potential impact of the Fed’s plan, only to fall again in August 2013 on geopolitical tensions in the Middle East and renewed investor concerns about future Fed policy.

Then, in mid-September 2013, the Fed surprised investors by postponing any stimulus reduction, citing lackluster economic growth and rising interest rates. Global stocks initially jumped in response, but swiftly turned lower amid market participants’ confusion over the Fed’s intentions, along with the mounting threat of a U.S. government shutdown and debt ceiling debacle. While many markets took another hit from the 16-day U.S. government shutdown, they bounced back after a temporary budget deal was reached to reopen the U.S. government and avert a U.S. default on its debts. The two major U.S. stock indexes — the Dow Jones Industrial Average2 and the broader S&P 500 Index — attained new highs, as soft economic data boosted expectations that the Fed would further delay tapering its easy money policies. The Fed confirmed these expectations near period-end by once again leaving its stimulus program intact.

For the full 12-month period, the MSCI World Index (the Index) of global stocks advanced 25.77%. In the U.S., the Dow Jones Industrial Average and the S&P 500 Index rose 21.82% and 27.18%, respectively, while the technology-laden NASDAQ Composite Index added 33.54%. The MSCI Europe Index returned 27.70%, as European stocks benefited from an improving economy following Europe’s prolonged recession. In Asia, the MSCI All Country Pacific Index returned 20.43%, but reflecting concerns about slower economic growth in China, the MSCI Golden Dragon Index returned a more modest 12.89%. Emerging markets overall were an exception to the global trend of double-digit gains, with the MSCI Emerging Markets Index rising 6.53% for the 12-month period.

Fund Performance

For the 12-month period ended October 31, 2013, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) had a total return of 18.01% for Class A shares at net asset value (NAV), underperforming the 25.77% return of the Fund’s benchmark, the Index.

The Fund’s preferred securities allocation was the most significant detractor from performance versus the Index, as preferred securities, being interest-rate sensitive, were negatively impacted by rising rates in the second half of the 12-month period. The Fund’s preferred allocation underperformed the Index, but outperformed the preferred market as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index (“preferred index”), which declined during the period. This outperformance versus the preferred index resulted from a combination of factors. The Fund largely avoided the new issue preferred market in the final months of the period, as rising rates led to a sell-off in new issues. Overweighting high-yield issues also aided the Fund’s performance versus the preferred index, as such issues generally provided higher yields than the preferred market and were less negatively impacted by rising rates. As of period-end, the Fund had 19.22% of its total investments in preferred securities (i.e., preferred stocks and corporate bonds and notes).

In addition, the Fund’s common stock allocation underperformed the Index. Within the common stock allocation, stock selection in the information technology (IT), health care and consumer discretionary sectors detracted from performance versus the Index. In IT, the Fund avoided the strong-performing Internet software & services group, which hurt performance relative to the Index. Also detracting from relative performance versus the Index in IT was the Fund’s stock selection in IT services, computers & peripherals and communications equipment. In health care, the Fund’s ownership of underperforming pharmaceutical stocks and a lack of holdings in biotechnology, an area of strong performance within the Index detracted from Fund performance, versus the Index. In consumer discretionary, stock selection and an underweight in the automobiles subsector hurt Fund performance, versus the Index, as did a lack of holdings in the strong-performing auto components and Internet & catalog retail subsectors. Elsewhere in consumer discretionary, stock selection in hotels, restaurants & leisure also detracted from Fund performance relative to the Index.

By contrast, stock selection in the materials, energy and telecommunication services sectors helped the Fund’s performance versus the Index. In materials, stock selection in the chemicals subsector and an underweight in the poor-performing metals & mining subsector aided Fund performance relative to the Index. In energy, the Fund’s relative performance versus the Index benefited from both stock selection and an underweight in oil, gas & consumable fuels. In telecommunication services, stock selection in diversified telecommunication services boosted the Fund’s performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Performance2,3

Portfolio Managers Walter A. Row, III, CFA, CMT, Michael A. Allison, CFA, John H. Croft, CFA and Judith A. Saryan, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/30/2003	05/30/2003	18.01%	10.61%	6.35%
Class A with 5.75% Maximum Sales Charge	—	—	11.19	9.31	5.72
Class B at NAV	05/30/2003	05/30/2003	17.05	9.76	5.55
Class B with 5% Maximum Sales Charge	—	—	12.05	9.48	5.55
Class C at NAV	05/30/2003	05/30/2003	17.06	9.76	5.55
Class C with 1% Maximum Sales Charge	—	—	16.06	9.76	5.55
Class I at NAV	08/27/2007	05/30/2003	18.18	10.86	6.51
MSCI World Index	—	—	25.77%	13.33%	7.37%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	05/30/2003	05/30/2003	10.13%	8.33%	4.82%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	7.14	7.50	4.77
Class B After Taxes on Distributions	05/30/2003	05/30/2003	11.14	8.63	4.78
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	7.53	7.65	4.63
Class C After Taxes on Distributions	05/30/2003	05/30/2003	15.14	8.91	4.78
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	9.80	7.88	4.63
Class I After Taxes on Distributions	08/27/2007	05/30/2003	16.98	9.82	5.58
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	11.20	8.78	5.43

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.18%	1.93%	1.93%	0.93%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2003	$17,173	N.A.
Class C	$10,000	10/31/2003	$17,174	N.A.
Class I	$250,000	10/31/2003	$469,927	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Common Stock Holdings (% of total investments)

Sanofi	2.3%

United Technologies Corp.	2.0

PPG Industries, Inc.	2.0

Roche Holding AG PC	1.9

Occidental Petroleum Corp.	1.8

Societe Generale	1.8

Accenture PLC, Class A	1.8

Phillips 66	1.8

BNP Paribas SA	1.7

Microsoft Corp.	1.7

Total	18.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Europe Index is an unmanaged index designed to measure the developed equity market performance of Europe. MSCI All Country Pacific Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 21, 2013, the portfolio management team of the Fund includes new managers Michael A. Allison, CFA, and Walter A. Row, III, CFA, CMT, and continuing manager John H. Croft, CFA. Judith A. Saryan will continue serving as a portfolio manager of the Fund until her retirement from the Eaton Vance organization on December 20, 2013. Aamer Khan, CFA, formerly a member of the Fund’s portfolio management team, will focus on other investment responsibilities in Eaton Vance’s equity group.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,068.60	$6.15	1.18%
Class B	$1,000.00	$1,064.80	$10.04	1.93%
Class C	$1,000.00	$1,064.80	$10.04	1.93%
Class I	$1,000.00	$1,069.90	$4.85	0.93%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01	1.18%
Class B	$1,000.00	$1,015.50	$9.80	1.93%
Class C	$1,000.00	$1,015.50	$9.80	1.93%
Class I	$1,000.00	$1,020.50	$4.74	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013.

6

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Portfolio of Investments

Common Stocks — 78.8%

Security	Shares	Value

Aerospace & Defense — 3.2%
Boeing Co. (The)	94,840	$12,376,620
United Technologies Corp.	183,330	19,478,813

		$31,855,433

Automobiles — 2.0%
Honda Motor Co., Ltd.	216,900	$8,661,442
Toyota Motor Corp.	175,500	11,379,099

		$20,040,541

Beverages — 1.3%
Anheuser-Busch InBev NV	123,610	$12,813,858

		$12,813,858

Chemicals — 4.3%
CF Industries Holdings, Inc.	53,620	$11,560,472
LyondellBasell Industries NV, Class A	162,370	12,112,802
PPG Industries, Inc.	103,700	18,933,546

		$42,606,820

Commercial Banks — 9.3%
BNP Paribas SA	227,950	$16,816,587
Mitsubishi UFJ Financial Group, Inc.	1,335,000	8,501,631
Mizuho Financial Group, Inc.	4,140,000	8,690,117
Natixis	1,631,260	8,772,261
PNC Financial Services Group, Inc. (The)	207,710	15,272,916
Societe Generale	305,000	17,229,299
Wells Fargo & Co.	365,100	15,586,119

		$90,868,930

Communications Equipment — 0.9%
Cisco Systems, Inc.	396,790	$8,927,775

		$8,927,775

Computers & Peripherals — 1.9%
Apple, Inc.	16,000	$8,357,600
Hewlett-Packard Co.	414,460	10,100,390

		$18,457,990

Construction & Engineering — 0.8%
Vinci SA	115,810	$7,410,239

		$7,410,239

Security	Shares	Value

Consumer Finance — 1.2%
Discover Financial Services	235,700	$12,228,116

		$12,228,116

Diversified Financial Services — 3.5%
Bank of America Corp.	538,090	$7,511,736
Citigroup, Inc.	235,700	11,497,446
JPMorgan Chase & Co.	296,850	15,299,649

		$34,308,831

Diversified Telecommunication Services — 2.1%
Bezeq Israeli Telecommunication Corp., Ltd.	1,616,410	$2,810,439
Deutsche Telekom AG	417,460	6,560,261
Nippon Telegraph & Telephone Corp.	110,000	5,717,836
Telenor ASA	248,410	5,968,700

		$21,057,236

Electric Utilities — 0.7%
Edison International	146,660	$7,190,740

		$7,190,740

Electrical Equipment — 1.3%
Emerson Electric Co.	192,950	$12,921,862

		$12,921,862

Electronic Equipment, Instruments & Components — 1.0%
Corning, Inc.	584,400	$9,987,396

		$9,987,396

Energy Equipment & Services — 1.6%
Schlumberger, Ltd.	167,600	$15,707,472

		$15,707,472

Food Products — 2.1%
Mondelez International, Inc., Class A	408,560	$13,743,958
Nestle SA	64,950	4,688,345
Orkla ASA	255,000	2,067,075

		$20,499,378

Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	111,000	$4,057,050
Covidien PLC	238,140	15,267,155
Medtronic, Inc.	73,000	4,190,200

		$23,514,405

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.3%
Compass Group PLC	294,520	$4,235,550
McDonald’s Corp.	90,560	8,740,851

		$12,976,401

Household Products — 1.7%
Reckitt Benckiser Group PLC	53,000	$4,121,231
Svenska Cellulosa AB SCA, Class B	454,221	12,877,710

		$16,998,941

Insurance — 2.7%
Aflac, Inc.	129,760	$8,431,805
AXA SA	327,150	8,151,084
MetLife, Inc.	123,070	5,822,441
Swiss Reinsurance Co., Ltd.(1)	46,000	4,038,000

		$26,443,330

IT Services — 2.0%
Accenture PLC, Class A	229,660	$16,880,010
International Business Machines Corp.	13,110	2,349,443

		$19,229,453

Machinery — 0.8%
Caterpillar, Inc.	89,000	$7,419,040

		$7,419,040

Media — 1.9%
Comcast Corp., Class A	199,030	$9,469,848
WPP PLC	426,670	9,062,862

		$18,532,710

Metals & Mining — 1.0%
Freeport-McMoRan Copper & Gold, Inc.	258,869	$9,516,024

		$9,516,024

Multi-Utilities — 2.2%
National Grid PLC	1,204,820	$15,140,660
Sempra Energy	68,090	6,205,723

		$21,346,383

Oil, Gas & Consumable Fuels — 6.5%
ENI SpA	588,820	$14,948,328
Exxon Mobil Corp.	70,190	6,290,428
Occidental Petroleum Corp.	180,600	17,352,048

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Phillips 66	261,910	$16,874,861
Total SA	142,590	8,748,315

		$64,213,980

Pharmaceuticals — 6.7%
AstraZeneca PLC	112,440	$5,952,588
Merck & Co., Inc.	198,590	8,954,423
Pfizer, Inc.	344,090	10,556,681
Roche Holding AG PC	66,000	18,251,336
Sanofi	205,250	21,884,396

		$65,599,424

Real Estate Investment Trusts (REITs) — 0.4%
AvalonBay Communities, Inc.	30,380	$3,799,019

		$3,799,019

Road & Rail — 0.8%
Union Pacific Corp.	52,010	$7,874,314

		$7,874,314

Semiconductors & Semiconductor Equipment — 0.4%
Analog Devices, Inc.	83,141	$4,098,851

		$4,098,851

Software — 2.7%
Microsoft Corp.	474,350	$16,768,273
Oracle Corp.	288,090	9,651,015

		$26,419,288

Specialty Retail — 4.4%
Home Depot, Inc. (The)	156,100	$12,158,629
Industria de Diseno Textil SA	74,370	12,214,445
Kingfisher PLC	1,382,930	8,365,955
TJX Companies, Inc. (The)	167,610	10,189,012

		$42,928,041

Textiles, Apparel & Luxury Goods — 1.6%
Adidas AG	141,410	$16,113,035

		$16,113,035

Tobacco — 1.4%
British American Tobacco PLC	105,290	$5,809,085
Japan Tobacco, Inc.	209,000	7,562,390

		$13,371,475

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Trading Companies & Distributors — 0.3%
Mitsui & Co., Ltd.	220,000	$3,142,903

		$3,142,903

Wireless Telecommunication Services — 0.4%
Vodafone Group PLC ADR	109,000	$4,013,380

		$4,013,380

Total Common Stocks (identified cost $603,456,886)		$774,433,014

Preferred Stocks — 14.7%

Security	Shares	Value

Banks — 0.9%
AgriBank FCB, 6.875% to 1/1/24(1)(2)(3)	28,968	$2,910,125
Lloyds Banking Group PLC, 6.657% to 5/21/37(3)(4)	5,776	5,715,853

		$8,625,978

Capital Markets — 0.2%
Affiliated Managers Group, Inc., 6.375%	35,210	$823,615
Bank of New York Mellon Corp. (The), 5.20%	44,812	932,986

		$1,756,601

Commercial Banks — 5.4%
Barclays Bank PLC, 7.625%	1,690	$1,804,732
Citigroup, Inc., Series B, 5.90% to 2/15/23(3)	2,120	2,047,989
CoBank ACB, Series F, 6.25% to 10/1/22(3)(4)	29,000	2,887,313
Credit Agricole SA, 8.125% to 9/19/18(3)(4)	1,000	1,072,979
Farm Credit Bank of Texas, 6.75% to 9/15/23(3)(4)	4,800	481,050
Farm Credit Bank of Texas, Series 1, 10.00%	3,036	3,702,971
First Tennessee Bank, 3.75%(4)(5)	1,700	1,239,406
HSBC Capital Funding LP, Series 2, 10.176% to 6/30/30(3)(4)	2,250	3,300,081
JPMorgan Chase & Co., Series 1, 7.90% to 4/30/18(3)	1,715	1,892,960
JPMorgan Chase & Co., Series Q, 5.15% to 5/1/23(3)	1,855	1,737,939
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(3)	1,416	1,398,772
KeyCorp, Series A, 7.75%	26,536	3,396,873
Regions Financial Corp., Series A, 6.375%	170,887	3,913,312
Royal Bank of Scotland Group PLC, Series 1, 7.648% to 9/30/31(3)	1,390	1,468,654
Royal Bank of Scotland Group PLC, Series T, 7.25%	50,150	1,207,111
Standard Chartered PLC, 7.014% to 7/30/37(3)(4)	58.47	6,290,494
SunTrust Banks, Inc., Series E, 5.875%	119,140	2,584,325
Synovus Financial Corp., Series C, 7.875% to 8/1/18(3)	54,515	1,507,476
Texas Capital Bancshares, Inc., 6.50%	99,990	2,248,775

Security	Shares	Value

Commercial Banks (continued)
Texas Capital Bancshares, Inc., Series A, 6.50%	16,300	$362,838
Webster Financial Corp., Series E, 6.40%	67,815	1,549,064
Wells Fargo & Co., Series L, 7.50%	3,368	3,836,152
Zions Bancorporation, Series G, 6.30% to 3/15/23(3)	67,210	1,590,357
Zions Bancorporation, Series J, 7.20% to 9/15/23(3)	1,095	1,114,820

		$52,636,443

Consumer Finance — 0.8%
Ally Financial, Inc., Series A, 8.50% to 5/15/16(3)	47,594	$1,281,825
Capital One Financial Corp., Series B, 6.00%	125,000	2,786,250
Discover Financial Services, Series B, 6.50%	158,400	3,798,828

		$7,866,903

Diversified Financial Services — 3.0%
Bank of America Corp., Series U, 5.20% to 6/1/23(3)	1,645	$1,537,179
General Electric Capital Corp., Series A, 7.125% to 6/15/22(3)	20.99	2,400,708
General Electric Capital Corp., Series B, 6.25% to 12/15/22(3)	17.55	1,878,647
KKR Financial Holdings, LLC, Series A, 7.375%	132,200	3,271,950
PPTT, 2006-A GS, Class A, 5.99%(4)(5)	70	14,180,197
RBS Capital Funding Trust VII, Series G, 6.08%	145,297	3,182,004
UBS AG, 7.625%	2,965	3,431,210

		$29,881,895

Electric Utilities — 1.2%
Electricite de France SA, 5.25% to 1/29/23(3)(4)	4,100	$4,092,590
Entergy Arkansas, Inc., 4.90%	34,570	697,882
Entergy Louisiana, LLC, 6.95%	1,000	100,625
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	56,072	1,105,263
Southern California Edison Co., Series D, 6.50%	8,291	826,509
Southern California Edison Co., Series E, 6.25% to 2/1/22(3)	1,016	1,082,196
Virginia Electric and Power Co., 6.12%	40	4,081,114

		$11,986,179

Food Products — 0.1%
Ocean Spray Cranberries, Inc., 6.25%(4)	16,860	$1,503,701

		$1,503,701

Insurance — 0.8%
American Overseas Group, Ltd., Series A, 7.50% to 12/15/16(1)(3)	5,000	$2,000,312
Aspen Insurance Holdings, Ltd., 5.95% to 7/1/23(3)	4,582	109,785
Aspen Insurance Holdings, Ltd., 7.401% to 1/1/17(3)	48,300	1,256,283

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Insurance (continued)
Montpelier Re Holdings, Ltd., 8.875%	133,647	$3,624,507
Prudential PLC, 6.50%	425	430,530

		$7,421,417

Machinery — 0.4%
Stanley Black & Decker, Inc., 5.75%	191,264	$4,309,426

		$4,309,426

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	60,168	$1,254,503

		$1,254,503

Pipelines — 0.3%
NuStar Logistics LP, 7.625% to 1/15/18(3)	99,305	$2,547,421

		$2,547,421

Real Estate Investment Trusts (REITs) — 0.9%
CapLease, Inc., Series A, 8.125%	103,976	$2,616,036
Cedar Realty Trust, Inc., Series B, 7.25%	65,600	1,516,016
Chesapeake Lodging Trust, Series A, 7.75%	26,779	653,675
DDR Corp., Series K, 6.25%	90,500	1,895,523
Sunstone Hotel Investors, Inc., Series D, 8.00%	81,900	2,101,759
Taubman Centers, Inc., Series K, 6.25%	24,800	535,184

		$9,318,193

Telecommunications — 0.1%
Centaur Funding Corp., 9.08%(4)	745	$917,980

		$917,980

Thrifts & Mortgage Finance — 0.5%
Elmira Savings Bank FSB (The), 8.998% to 12/31/17(3)	1,880	$1,691,624
EverBank Financial Corp., Series A, 6.75%	134,700	2,962,053

		$4,653,677

Total Preferred Stocks (identified cost $145,712,304)		$144,680,317

Corporate Bonds & Notes — 4.1%

Security	Principal Amount (000’s omitted)	Value

Chemicals — 0.1%
Sinochem Group, 5.00% to 11/2/18, 12/29/49(3)(4)	$820	$776,950

		$776,950

Security	Principal Amount (000’s omitted)	Value

Commercial Banks — 0.7%
Banco do Brasil SA, 6.25% to 4/15/24, 12/29/49(3)(4)	$800	$674,000
Citigroup Capital III, 7.625%, 12/1/36	1,660	1,859,200
Credit Suisse AG, 6.50%, 8/8/23(4)	1,452	1,553,495
Groupe BPCE, 12.50% to 9/30/19, 8/29/49(3)(4)	1,900	2,448,625
Regions Financial Corp., 7.375%, 12/10/37	195	211,967

		$6,747,287

Diversified Financial Services — 0.2%
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(3)(4)	$2,123	$1,900,085

		$1,900,085

Diversified Telecommunication Services — 0.2%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(3)(4)	$2,232	$2,300,516

		$2,300,516

Electric Utilities — 0.8%
Enel S.p.A., 8.75% to 9/24/23, 9/24/73(3)(4)	$2,800	$3,043,740
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(3)	4,450	4,497,878

		$7,541,618

Insurance — 1.4%
Allstate Corp. (The), Series B, 5.75% to 8/15/23, 8/15/53(3)	$2,181	$2,234,162
MetLife Capital Trust IV, 7.875%, 12/15/67(4)	290	335,675
MetLife, Inc., 10.75% to 8/1/39, 8/1/69(3)	1,713	2,565,218
QBE Capital Funding II, LP, 6.797% to 6/1/17, 6/29/49(3)(4)	1,700	1,721,250
QBE Capital Funding III, Ltd., 7.25% to 5/24/21, 5/24/41(3)(4)	1,347	1,419,778
Swiss Re Capital I, LP, 6.854% to 5/25/16, 5/25/49(3)(4)	1,159	1,240,130
XL Capital, Ltd., Series E, 6.50% to 4/15/17, 12/29/49(3)	4,702	4,636,172

		$14,152,385

Pipelines — 0.7%
DCP Midstream, LLC, 5.85% to 5/21/23, 5/21/43(3)(4)	$1,959	$1,841,460
Energy Transfer Partners, LP, 3.283%, 11/1/66(4)(5)	1,779	1,618,890
Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(3)	2,975	3,111,253

		$6,571,603

Total Corporate Bonds & Notes (identified cost $36,041,466)		$39,990,444

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Portfolio of Investments — continued

Short-Term Investments — 0.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(6)	$1,879	$1,879,122

Total Short-Term Investments (identified cost $1,879,122)		$1,879,122

Total Investments — 97.8% (identified cost $787,089,778)		$960,982,897

Other Assets, Less Liabilities — 2.2%		$21,335,714

Net Assets — 100.0%		$982,318,611

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
PPTT	–	Preferred Pass-Through Trust

(1)	Non-income producing security.

(2)	When-issued security.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2013, the aggregate value of these securities is $62,556,238 or 6.4% of the Fund’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	61.2%	$588,236,323
France	9.5	91,460,806
United Kingdom	6.6	63,624,275
Japan	5.6	53,655,418
Switzerland	3.1	29,771,306
Germany	2.4	22,673,296
Italy	1.9	17,992,068
Ireland	1.6	15,267,155
Netherlands	1.5	14,413,318
Sweden	1.3	12,877,710
Belgium	1.3	12,813,858
Spain	1.3	12,214,445
Norway	0.8	8,035,775
Cayman Islands	0.6	5,554,152
Bermuda	0.5	4,990,575
Australia	0.3	3,141,028
Israel	0.3	2,810,439
China	0.1	776,950
Brazil	0.1	674,000

Total Investments	100.0%	$960,982,897

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $785,210,656)	$959,103,775
Affiliated investment, at value (identified cost, $1,879,122)	1,879,122
Cash	67,743
Restricted cash*	670,000
Foreign currency, at value (identified cost, $3,090,969)	3,059,371
Dividends and interest receivable	2,097,619
Interest receivable from affiliated investment	103
Receivable for investments sold	14,536,621
Receivable for Fund shares sold	1,131,882
Receivable for open forward foreign currency exchange contracts	756,535
Tax reclaims receivable	5,435,433
Total assets	$988,738,204

Liabilities
Payable for when-issued securities	$2,901,239
Payable for open forward foreign currency exchange contracts	44,552
Payable for Fund shares redeemed	2,133,542
Payable to affiliates:
Investment adviser fee	523,618
Administration fee	123,121
Distribution and service fees	426,500
Trustees’ fees	3,143
Accrued expenses	263,878
Total liabilities	$6,419,593
Net Assets	$982,318,611

Sources of Net Assets
Paid-in capital	$1,314,261,120
Accumulated net realized loss	(510,609,436)
Accumulated undistributed net investment income	3,772,672
Net unrealized appreciation	174,894,255
Total	$982,318,611

Class A Shares
Net Assets	$496,308,185
Shares Outstanding	44,851,716
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.07
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.75

Class B Shares
Net Assets	$42,659,724
Shares Outstanding	3,864,461
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$11.04

Class C Shares
Net Assets	$343,198,507
Shares Outstanding	31,086,598
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$11.04

Class I Shares
Net Assets	$100,152,195
Shares Outstanding	9,044,978
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.07

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends (net of foreign taxes, $3,553,444)	$51,917,912
Interest	2,476,022
Interest allocated from affiliated investment	10,605
Expenses allocated from affiliated investment	(1,350)
Total investment income	$54,403,189

Expenses
Investment adviser fee	$6,123,652
Administration fee	1,439,677
Distribution and service fees
Class A	1,200,782
Class B	465,032
Class C	3,352,417
Trustees’ fees and expenses	37,280
Custodian fee	399,273
Transfer and dividend disbursing agent fees	590,703
Legal and accounting services	91,348
Printing and postage	115,181
Registration fees	81,875
Miscellaneous	66,118
Total expenses	$13,963,338
Deduct —
Reduction of custodian fee	$47
Total expense reductions	$47

Net expenses	$13,963,291

Net investment income	$40,439,898

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$68,067,392
Investment transactions allocated from affiliated investment	214
Foreign currency and forward foreign currency exchange contract transactions	(1,657,261)
Net realized gain	$66,410,345
Change in unrealized appreciation (depreciation) —
Investments	$47,917,988
Foreign currency and forward foreign currency exchange contracts	819,787
Net change in unrealized appreciation (depreciation)	$48,737,775

Net realized and unrealized gain	$115,148,120

Net increase in net assets from operations	$155,588,018

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$40,439,898	$46,710,468
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	66,410,345	28,915,147
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	48,737,775	22,524,120
Net increase in net assets from operations	$155,588,018	$98,149,735
Distributions to shareholders —
From net investment income
Class A	$(20,019,354)	$(25,677,467)
Class B	(1,598,740)	(2,543,907)
Class C	(11,495,154)	(15,130,160)
Class I	(4,308,030)	(4,758,826)
Total distributions to shareholders	$(37,421,278)	$(48,110,360)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$71,117,788	$73,670,694
Class B	1,479,929	1,411,591
Class C	31,345,539	25,910,034
Class I	32,073,432	32,533,400
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	18,243,940	21,720,856
Class B	1,203,222	1,853,394
Class C	8,914,710	11,128,544
Class I	3,223,757	3,663,305
Cost of shares redeemed
Class A	(148,474,119)	(186,013,191)
Class B	(11,123,775)	(13,469,061)
Class C	(76,820,836)	(87,315,837)
Class I	(34,682,918)	(39,404,004)
Net asset value of shares exchanged
Class A	6,071,801	8,932,922
Class B	(6,071,801)	(8,932,922)
Net decrease in net assets from Fund share transactions	$(103,499,331)	$(154,310,275)

Net increase (decrease) in net assets	$14,667,409	$(104,270,900)

Net Assets
At beginning of year	$967,651,202	$1,071,922,102
At end of year	$982,318,611	$967,651,202

Accumulated undistributed net investment income included in net assets
At end of year	$3,772,672	$1,800,290

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013		2012		2011	2010	2009
Net asset value — Beginning of year	$9.780		$9.290		$9.660	$9.050	$8.830

Income (Loss) From Operations
Net investment income(1)	$0.463	(2)	$0.465	(3)	$0.550	$0.494	$0.523
Net realized and unrealized gain (loss)	1.259		0.503		(0.397)	0.644	0.311

Total income from operations	$1.722		$0.968		$0.153	$1.138	$0.834

Less Distributions
From net investment income	$(0.432)		$(0.478)		$(0.523)	$(0.528)	$(0.614)

Total distributions	$(0.432)		$(0.478)		$(0.523)	$(0.528)	$(0.614)

Net asset value — End of year	$11.070		$9.780		$9.290	$9.660	$9.050

Total Return(4)	18.01%		10.74%		1.52%	12.99%	10.49%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$496,308		$490,142		$546,679	$648,656	$670,392
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.18%		1.18%		1.17%	1.19%	1.21%
Net investment income	4.48	%(2)	4.92	%(3)	5.65%	5.34%	6.38%
Portfolio Turnover	85%		82%		101%	127%	101%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.086 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.65%.

(3)

Net investment income per share reflects special dividends which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.30%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013		2012		2011	2010	2009
Net asset value — Beginning of year	$9.760		$9.270		$9.640	$9.030	$8.820

Income (Loss) From Operations
Net investment income(1)	$0.388	(2)	$0.393	(3)	$0.479	$0.424	$0.463
Net realized and unrealized gain (loss)	1.246		0.503		(0.399)	0.645	0.300

Total income from operations	$1.634		$0.896		$0.080	$1.069	$0.763

Less Distributions
From net investment income	$(0.354)		$(0.406)		$(0.450)	$(0.459)	$(0.553)

Total distributions	$(0.354)		$(0.406)		$(0.450)	$(0.459)	$(0.553)

Net asset value — End of year	$11.040		$9.760		$9.270	$9.640	$9.030

Total Return(4)	17.05%		9.93%		0.75%	12.18%	9.57%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$42,660		$51,492		$67,749	$85,354	$89,245
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.93%		1.93%		1.92%	1.94%	1.96%
Net investment income	3.76	%(2)	4.18	%(3)	4.93%	4.59%	5.67%
Portfolio Turnover	85%		82%		101%	127%	101%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.086 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.93%.

(3)

Net investment income per share reflects special dividends which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.55%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013		2012		2011	2010	2009
Net asset value — Beginning of year	$9.760		$9.270		$9.640	$9.030	$8.820

Income (Loss) From Operations
Net investment income(1)	$0.386	(2)	$0.394	(3)	$0.477	$0.423	$0.460
Net realized and unrealized gain (loss)	1.249		0.503		(0.397)	0.646	0.303

Total income from operations	$1.635		$0.897		$0.080	$1.069	$0.763

Less Distributions
From net investment income	$(0.355)		$(0.407)		$(0.450)	$(0.459)	$(0.553)

Total distributions	$(0.355)		$(0.407)		$(0.450)	$(0.459)	$(0.553)

Net asset value — End of year	$11.040		$9.760		$9.270	$9.640	$9.030

Total Return(4)	17.06%		9.93%		0.76%	12.18%	9.57%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$343,199		$338,461		$371,066	$442,969	$451,078
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.93%		1.93%		1.92%	1.94%	1.96%
Net investment income	3.74	%(2)	4.18	%(3)	4.92%	4.58%	5.63%
Portfolio Turnover	85%		82%		101%	127%	101%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.085 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.91%.

(3)

Net investment income per share reflects special dividends which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.55%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2013		2012		2011	2010	2009
Net asset value — Beginning of year	$9.790		$9.300		$9.660	$9.050	$8.840

Income (Loss) From Operations
Net investment income(1)	$0.494	(2)	$0.493	(3)	$0.573	$0.518	$0.479
Net realized and unrealized gain (loss)	1.244		0.498		(0.385)	0.643	0.365

Total income from operations	$1.738		$0.991		$0.188	$1.161	$0.844

Less Distributions
From net investment income	$(0.458)		$(0.501)		$(0.548)	$(0.551)	$(0.634)

Total distributions	$(0.458)		$(0.501)		$(0.548)	$(0.551)	$(0.634)

Net asset value — End of year	$11.070		$9.790		$9.300	$9.660	$9.050

Total Return(4)	18.18%		11.01%		1.88%	13.27%	10.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$100,152		$87,556		$86,428	$57,160	$20,639
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.93%		0.93%		0.93%	0.94%	0.94%
Net investment income	4.77	%(2)	5.21	%(3)	5.91%	5.63%	5.71%
Portfolio Turnover	85%		82%		101%	127%	101%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.086 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.93%.

(3)

Net investment income per share reflects special dividends which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.58%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $508,503,206 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($226,369,802), October 31, 2017 ($258,617,823) and October 31, 2018 ($23,515,581). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $60,556,036 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$37,421,278	$48,110,360

During the year ended October 31, 2013, accumulated net realized loss was decreased by $1,046,238 and accumulated undistributed net investment income was decreased by $1,046,238 due to differences between book and tax accounting, primarily for accretion of market discount, investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,535,503
Capital loss carryforward	$(508,503,206)
Net unrealized appreciation	$173,025,194

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, distributions from REITs, foreign currency transactions, investments in partnerships and accretion of market discount.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2013, the Fund’s investment adviser fee amounted to $6,123,652 or 0.64% of the Fund’s average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2013, the administration fee amounted to $1,439,677. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $20,726 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $114,012 as its portion of the sales charge on

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $1,200,782 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $348,774 and $2,514,313 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $116,258 and $838,104 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $900, $55,200 and $9,100 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $799,872,352 and $915,141,779, respectively, for the year ended October 31, 2013.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	6,943,561	7,801,439
Issued to shareholders electing to receive payments of distributions in Fund shares	1,764,192	2,307,212
Redemptions	(14,537,657)	(19,809,158)
Exchange from Class B shares	586,933	954,828

Net decrease	(5,242,971)	(8,745,679)

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2013	2012

Sales	142,988	152,589
Issued to shareholders electing to receive payments of distributions in Fund shares	116,883	197,813
Redemptions	(1,082,234)	(1,427,530)
Exchange to Class A shares	(588,237)	(956,719)

Net decrease	(1,410,600)	(2,033,847)

	Year Ended October 31,
Class C	2013	2012

Sales	3,026,893	2,754,722
Issued to shareholders electing to receive payments of distributions in Fund shares	863,901	1,185,370
Redemptions	(7,472,237)	(9,295,332)

Net decrease	(3,581,443)	(5,355,240)

	Year Ended October 31,
Class I	2013	2012

Sales	3,130,614	3,462,101
Issued to shareholders electing to receive payments of distributions in Fund shares	311,264	389,175
Redemptions	(3,340,182)	(4,205,327)

Net increase (decrease)	101,696	(354,051)

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$788,114,425

Gross unrealized appreciation	$184,068,430
Gross unrealized depreciation	(11,199,958)

Net unrealized appreciation	$172,868,472

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/29/13	Euro 13,804,000	United States Dollar 18,970,575	Citibank NA	$227,168	$—	$227,168
11/29/13	Euro 13,804,000	United States Dollar 18,973,363	Standard Chartered Bank	229,957	—	229,957
11/29/13	Euro 13,804,000	United States Dollar 18,970,616	State Street Bank and Trust Co.	227,210	—	227,210
11/29/13	Japanese Yen 5,284,980,000	United States Dollar 53,825,878	Standard Chartered Bank	72,200	—	72,200
11/29/13	United States Dollar 19,990,313	British Pound Sterling 12,442,000	State Street Bank and Trust Co.	—	(44,552)	(44,552)

				$756,535	$(44,552)	$711,983

At October 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts. The Fund also enters into such contracts as a substitute for the purchase of securities or currencies.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $44,552. The aggregate fair value of assets pledged as collateral by the Fund was $670,000 at October 31, 2013.

The non-exchange traded derivatives in which the Fund invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2013, the maximum amount of loss the Fund would incur due to counterparty risk was $756,535, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $302,157. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At October 31, 2013, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $45,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$756,535	(1)	$(44,552	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(1,606,954	)(1)	$712,510	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2013, which is indicative of the volume of this derivative type, was approximately $84,553,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$40,558,340	$70,032,388	$—	$110,590,728
Consumer Staples	13,743,958	49,939,694	—	63,683,652
Energy	56,224,809	23,696,643	—	79,921,452
Financials	95,449,247	72,198,979	—	167,648,226
Health Care	43,025,509	46,088,320	—	89,113,829
Industrials	60,070,649	10,553,142	—	70,623,791
Information Technology	87,120,753	—	—	87,120,753
Materials	52,122,844	—	—	52,122,844
Telecommunication Services	4,013,380	21,057,236	—	25,070,616
Utilities	13,396,463	15,140,660	—	28,537,123

Total Common Stocks	$465,725,952	$308,707,062 *	$—	$774,433,014
Preferred Stocks
Consumer Staples	$—	$1,503,701	$—	$1,503,701
Energy	—	2,547,421	—	2,547,421
Financials	32,177,787	89,983,320	—	122,161,107
Industrials	—	4,309,426	—	4,309,426
Telecommunication Services	—	917,980	—	917,980
Utilities	1,254,503	11,986,179	—	13,240,682

Total Preferred Stocks	$33,432,290	$111,248,027	$—	$144,680,317

Corporate Bonds & Notes	$—	$39,990,444	$—	$39,990,444
Short-Term Investments	—	1,879,122	—	1,879,122

Total Investments	$499,158,242	$461,824,655	$—	$960,982,897

Forward Foreign Currency Exchange Contracts	$—	$756,535	$—	$756,535

Total	$499,158,242	$462,581,190	$—	$961,739,432

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(44,552)	$—	$(44,552)

Total	$—	$(44,552)	$—	$(44,552)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2013 is not presented.

At October 31, 2013, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $53,573,503, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 50.17% qualifies for the corporate dividends received deduction.

28

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

29

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857-12/13	TMDISRC

Eaton Vance

Tax-Managed Multi-Cap

Growth Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 31

Federal Tax Information	18

Management and Organization	32

Important Notices	35

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major equity markets worldwide recorded strong performance for the 12-month period ended October 31, 2013.

In the United States, the stock market was volatile in the final months of 2012 amid the presidential election and fears of a post-election political deadlock on tax and spending policies. With the apparent resolution of the so-called “fiscal cliff” budget negotiations in January 2013, U.S. stocks began a sustained rise that gained momentum on positive economic news. A succession of encouraging reports, ranging from U.S. housing to retail sales, coupled with the Federal Reserve Bank (the Fed)’s continuing stimulus efforts in the form of bond purchases helped power domestic stock indexes to record highs in May 2013.

In June 2013, however, U.S. equities faltered after the Fed announced that its monthly purchases of U.S. Treasurys and mortgage-backed securities might be scaled back in late 2013. Investors worried that a stimulus pullback could end the market’s long rise and slow the economic recovery. U.S. stocks subsequently rebounded as market participants reassessed the potential impact of the Fed’s plan, only to fall again in August 2013 on geopolitical tensions in the Middle East and renewed investor concerns about future Fed policy.

Then, in mid-September 2013, the Fed surprised investors by postponing any stimulus reduction, citing lackluster economic growth and rising interest rates. U.S. stocks initially jumped in response, but swiftly turned lower amid market participants’ confusion over the Fed’s intentions, along with the mounting threat of a federal government shutdown and debt ceiling debacle. While the U.S. stock market took another hit from the 16-day U.S. government shutdown, it bounced back after a temporary budget deal was reached to reopen the government and avert a U.S. default on its debts. The two major domestic stock indexes — the Dow Jones Industrial Average2 and the broader S&P 500 Index — attained new highs, as soft economic data boosted expectations that the Fed would further delay tapering its easy money policies. The Fed confirmed these expectations near period-end by once again leaving its stimulus program intact.

For the full 12-month period, the Dow Jones Industrial Average rose 21.82%, while the S&P 500 Index gained 27.18%. The technology-laden NASDAQ Composite Index added 33.54%. The MSCI World Index — a global index that includes both U.S. and global stocks — advanced 25.77%. With modest growth in corporate earnings, much of the gain in all four indices came with an expansion in the price-to-earnings (P/E)7 multiples of the respective indexes.

Fund Performance

For the 12-month period ended October 31, 2013, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) had a total return of 28.42% for Class A shares at net asset value (NAV), underperforming the 29.16% return of the Fund’s primary benchmark, the Russell 3000 Growth Index (the Index). The Fund’s underperformance relative to the Index was due primarily to stock selection.

On a sector basis, stock selection made information technology (IT) the Fund’s weakest-performing sector relative to the Index. In the semiconductor and semiconductor equipment industry, Cirrus Logic, Inc., a leading supplier of semiconductors for mobile phones and tablet computers, was the Fund’s worst-performing stock for the period. In addition, the IT services industry was a drag on the Fund’s performance versus the Index. However, a favorable underweight in IT partially offset the effect of stock selection within the sector. In the materials sector, stock selection hurt the Fund’s performance versus the Index, as the Fund’s holdings in the chemicals industry notably lagged. Stock selection in the financials sector also detracted from the Fund’s performance relative to the Index. In particular, the Fund’s positions in the diversified financial services and commercial banks industries hampered relative performance versus the Index.

On the positive side, consumer staples was the Fund’s top-performing sector versus the Index due to both stock selection and a beneficial sector underweight. Fund holdings in two industries in particular, tobacco and food & staples retailing, were notable outperformers versus the Index. Philip Morris International, Inc., a leading tobacco company, was among the Fund’s best-performing individual stocks for the period. Stock selection in the consumer discretionary sector also contributed to the Fund’s performance relative to the Index. The Fund’s strong-performing industries within the sector included Internet & catalog retail, specialty retail and leisure equipment & products. Two online retailers, priceline.com, Inc. and Shutterfly, Inc., were among the Fund’s top-performing individual stocks, as both companies’ results exceeded forecasts. Overall, the Fund’s best-performing stock for the 12-month period was Infoblox, Inc., a network automation software leader in the IT sector. Stock selection in the industrials sector also helped the Fund’s performance relative to the Index, with the biggest relative contribution to performance versus the Index within the sector coming from the machinery industry.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Performance2,3

Portfolio Managers Yana S. Barton, CFA, and Lewis R. Piantedosi

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	28.42%	15.37%	8.25%
Class A with 5.75% Maximum Sales Charge	—	—	21.02	14.02	7.61
Class B at NAV	07/10/2000	07/10/2000	27.45	14.48	7.43
Class B with 5% Maximum Sales Charge	—	—	22.45	14.24	7.43
Class C at NAV	07/10/2000	07/10/2000	27.49	14.49	7.43
Class C with 1% Maximum Sales Charge	—	—	26.49	14.49	7.43
Russell 3000 Growth Index	—	—	29.16%	17.64%	7.81%
S&P 500 Index	—	—	27.18	15.16	7.45

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	06/30/2000	06/30/2000	21.02%	14.02%	7.25%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	11.90	11.28	6.21
Class B After Taxes on Distributions	07/10/2000	07/10/2000	22.45	14.24	7.07
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	12.71	11.47	6.08
Class C After Taxes on Distributions	07/10/2000	07/10/2000	26.49	14.49	7.07
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	14.99	11.68	6.08

% Total Annual Operating Expense Ratios[4]			Class A	Class B	Class C
Gross			1.50%	2.26%	2.25%
Net			1.40	2.15	2.15

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2003	$20,482	N.A.
Class C	$10,000	10/31/2003	$20,497	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Apple, Inc.	4.3%

Google, Inc., Class A	4.3

Gilead Sciences, Inc.	2.2

Amazon.com, Inc.	2.2

Monsanto Co.	2.0

Visa, Inc., Class A	1.9

Ross Stores, Inc.	1.8

Polaris Industries, Inc.	1.8

Citigroup, Inc.	1.7

Precision Castparts Corp.	1.7
Total	23.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Russell 3000 Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/14. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

[7]	Price/Earnings (P/E) ratio is the ratio of a stock’s current price to its per-share earnings.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

Effective November 1, 2013, the portfolio managers of the Fund are Yana S. Barton, CFA, and Lewis R. Piantedosi.

5

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,176.70	$7.68	**	1.40%
Class B	$1,000.00	$1,172.50	$11.77	**	2.15%
Class C	$1,000.00	$1,173.00	$11.78	**	2.15%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12	**	1.40%
Class B	$1,000.00	$1,014.40	$10.92	**	2.15%
Class C	$1,000.00	$1,014.40	$10.92	**	2.15%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $45,649,424)	$61,864,425
Receivable for Fund shares sold	39,953
Receivable from affiliate	5,635
Total assets	$61,910,013

Liabilities
Payable for Fund shares redeemed	$25,693
Payable to affiliates:
Administration fee	7,675
Distribution and service fees	25,798
Trustees’ fees	42
Accrued expenses	43,441
Total liabilities	$102,649
Net Assets	$61,807,364

Sources of Net Assets
Paid-in capital	$56,135,595
Accumulated net realized loss from Portfolio	(10,157,327)
Accumulated net investment loss	(385,905)
Net unrealized appreciation from Portfolio	16,215,001
Total	$61,807,364

Class A Shares
Net Assets	$40,895,019
Shares Outstanding	2,290,663
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.85
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$18.94

Class B Shares
Net Assets	$2,830,951
Shares Outstanding	177,227
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.97

Class C Shares
Net Assets	$18,081,394
Shares Outstanding	1,130,386
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.00

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $6,449)	$486,713
Interest allocated from Portfolio	1,416
Expenses allocated from Portfolio	(431,275)
Total investment income from Portfolio	$56,854

Expenses
Administration fee	$83,739
Distribution and service fees
Class A	93,120
Class B	26,016
Class C	159,765
Trustees’ fees and expenses	500
Custodian fee	17,889
Transfer and dividend disbursing agent fees	64,341
Legal and accounting services	23,385
Printing and postage	20,213
Registration fees	56,265
Miscellaneous	11,585
Total expenses	$556,818
Deduct —
Allocation of expenses to affiliate	$47,808
Total expense reductions	$47,808

Net expenses	$509,010

Net investment loss	$(452,156)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$5,912,474
Written options	113,125
Foreign currency transactions	(645)
Net realized gain	$6,024,954
Change in unrealized appreciation (depreciation) —
Investments	$8,418,064
Written options	(8,290)
Net change in unrealized appreciation (depreciation)	$8,409,774

Net realized and unrealized gain	$14,434,728

Net increase in net assets from operations	$13,982,572

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment loss	$(452,156)	$(612,864)
Net realized gain from investment transactions, written options and foreign currency transactions	6,024,954	4,222,315
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	8,409,774	1,392,663
Net increase in net assets from operations	$13,982,572	$5,002,114
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,391,701	$2,020,588
Class B	555,511	102,899
Class C	1,818,503	1,176,661
Cost of shares redeemed
Class A	(7,717,551)	(8,153,222)
Class B	(472,260)	(671,706)
Class C	(3,212,537)	(3,007,494)
Net asset value of shares exchanged
Class A	224,595	670,273
Class B	(224,595)	(670,273)
Net decrease in net assets from Fund share transactions	$(6,636,633)	$(8,532,274)

Net increase (decrease) in net assets	$7,345,939	$(3,530,160)

Net Assets
At beginning of year	$54,461,425	$57,991,585
At end of year	$61,807,364	$54,461,425

Accumulated net investment loss included in net assets
At end of year	$(385,905)	$(535,537)

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013		2012	2011		2010		2009
Net asset value — Beginning of year	$13.900		$12.740	$11.810		$10.500		$8.730

Income (Loss) From Operations
Net investment loss(1)	$(0.086)		$(0.111)	$(0.084	)(2)	$(0.081	)(3)	$(0.036)
Net realized and unrealized gain	4.036		1.271	1.014		1.391		1.806

Total income from operations	$3.950		$1.160	$0.930		$1.310		$1.770

Net asset value — End of year	$17.850		$13.900	$12.740		$11.810		$10.500

Total Return(4)	28.42%		9.11%	7.78%		12.57%		20.27%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,895		$36,579	$38,582		$43,627		$45,868
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.43	%(7)	1.50%	1.48%		1.47%		1.57%
Net investment loss	(0.56)%		(0.81)%	(0.65	)%(2)	(0.70	)%(3)	(0.41)%
Portfolio Turnover of the Portfolio	68%		83%	139%		200%		205%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.027 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.85)%.

(3)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.81)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.09% of average daily net assets for the year ended October 31, 2013). Absent this subsidy, total return would have been lower.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013		2012	2011		2010		2009
Net asset value — Beginning of year	$12.530		$11.570	$10.810		$9.680		$8.120

Income (Loss) From Operations
Net investment loss(1)	$(0.182)		$(0.189)	$(0.164	)(2)	$(0.151	)(3)	$(0.089)
Net realized and unrealized gain	3.622		1.149	0.924		1.281		1.649

Total income from operations	$3.440		$0.960	$0.760		$1.130		$1.560

Net asset value — End of year	$15.970		$12.530	$11.570		$10.810		$9.680

Total Return(4)	27.45%		8.30%	7.03%		11.67%		19.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,831		$2,334	$3,340		$4,940		$7,300
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.18	%(7)	2.26%	2.23%		2.22%		2.33%
Net investment loss	(1.32)%		(1.54)%	(1.38	)%(2)	(1.43	)%(3)	(1.11)%
Portfolio Turnover of the Portfolio	68%		83%	139%		200%		205%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.026 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.60)%.

(3)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.010 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.54)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	The administrator subsidized certain operating expenses (equal to 0.09% of average daily net assets for the year ended October 31, 2013). Absent this subsidy, total return would have been lower.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013		2012	2011		2010		2009
Net asset value — Beginning of year	$12.550		$11.580	$10.830		$9.690		$8.130

Income (Loss) From Operations
Net investment loss(1)	$(0.181)		$(0.194)	$(0.166	)(2)	$(0.153	)(3)	$(0.100)
Net realized and unrealized gain	3.631		1.164	0.916		1.293		1.660

Total income from operations	$3.450		$0.970	$0.750		$1.140		$1.560

Net asset value — End of year	$16.000		$12.550	$11.580		$10.830		$9.690

Total Return(4)	27.49%		8.38%	6.93%		11.76%		19.19%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,081		$15,549	$16,069		$18,185		$20,220
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.18	%(7)	2.25%	2.23%		2.22%		2.32%
Net investment loss	(1.31)%		(1.57)%	(1.39	)%(2)	(1.45	)%(3)	(1.21)%
Portfolio Turnover of the Portfolio	68%		83%	139%		200%		205%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.025 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.60)%.

(3)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.010 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.56)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	The administrator subsidized certain operating expenses (equal to 0.09% of average daily net assets for the year ended October 31, 2013). Absent this subsidy, total return would have been lower.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (57.6% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,963,530 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $6,027,441 was utilized to offset net realized gains by the Fund.

Additionally, at October 31, 2013, the Fund had a late year ordinary loss of $388,974 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of

13

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Notes to Financial Statements — continued

being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2013, accumulated net realized loss was increased by $35,904, accumulated net investment loss was decreased by $601,788 and paid-in capital was decreased by $565,884 due to differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(8,963,530)
Late year ordinary losses	$(388,974)
Net unrealized appreciation	$15,024,273

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, return of capital distributions from securities and partnership allocations.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2013, the administration fee amounted to $83,739. Effective March 1, 2013, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary expenses only) exceed 1.40%, 2.15% and 2.15% of the Fund’s average daily net assets for Class A, Class B and Class C, respectively. This agreement may be changed or terminated after February 28, 2014. Pursuant to this agreement, EVM was allocated $47,808 of the Fund’s operating expenses for the year ended October 31, 2013. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $6,968 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,301 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $93,120 for Class A shares.

14

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $19,512 and $119,824 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $6,504 and $39,941 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received less than $100 and approximately $2,000 and $400 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,258,273 and $9,494,267, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	157,280	148,166
Redemptions	(513,181)	(596,305)
Exchange from Class B shares	14,778	50,684

Net decrease	(341,123)	(397,455)

	Year Ended October 31,
Class B	2013	2012

Sales	42,013	8,229
Redemptions	(34,602)	(54,759)
Exchange to Class A shares	(16,450)	(55,929)

Net decrease	(9,039)	(102,459)

15

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2013	2012

Sales	133,700	97,005
Redemptions	(242,567)	(244,931)

Net decrease	(108,867)	(147,926)

16

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2013

17

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Portfolio of Investments

Common Stocks — 95.7%(1)

Security	Shares	Value

Aerospace & Defense — 1.7%
Precision Castparts Corp.	7,300	$1,850,185

		$1,850,185

Airlines — 1.0%
Copa Holdings SA, Class A	7,300	$1,091,642

		$1,091,642

Beverages — 2.4%
Anheuser-Busch InBev NV ADR	12,700	$1,317,371
Beam, Inc.	18,200	1,224,860

		$2,542,231

Biotechnology — 5.6%
Biogen Idec, Inc.(2)	6,700	$1,636,073
Celgene Corp.(2)	8,600	1,277,014
Gilead Sciences, Inc.(2)	33,500	2,378,165
Vertex Pharmaceuticals, Inc.(2)	10,400	741,936

		$6,033,188

Building Products — 1.9%
Armstrong World Industries, Inc.(2)	9,600	$512,928
Fortune Brands Home & Security, Inc.	35,900	1,546,572

		$2,059,500

Capital Markets — 2.4%
Affiliated Managers Group, Inc.(2)	6,300	$1,243,872
Charles Schwab Corp. (The)	58,000	1,313,700

		$2,557,572

Chemicals — 4.4%
Celanese Corp., Series A	16,700	$935,367
Cytec Industries, Inc.	6,100	506,849
Monsanto Co.	20,000	2,097,600
Praxair, Inc.	9,900	1,234,629

		$4,774,445

Commercial Banks — 1.8%
First Republic Bank	24,000	$1,225,680
Regions Financial Corp.	78,500	755,955

		$1,981,635

Security	Shares	Value

Commercial Services & Supplies —1.4%
Waste Connections, Inc.	34,450	$1,472,393

		$1,472,393

Communications Equipment — 1.2%
Riverbed Technology, Inc.(2)	84,700	$1,255,254

		$1,255,254

Computers & Peripherals — 5.7%
Apple, Inc.	8,900	$4,648,915
EMC Corp.	59,600	1,434,572

		$6,083,487

Consumer Finance — 0.7%
Discover Financial Services	14,900	$773,012

		$773,012

Diversified Financial Services — 1.7%
Citigroup, Inc.	38,100	$1,858,518

		$1,858,518

Electrical Equipment — 1.5%
AMETEK, Inc.	34,300	$1,640,569

		$1,640,569

Electronic Equipment, Instruments & Components — 0.8%
InvenSense, Inc.(2)	51,400	$868,146

		$868,146

Energy Equipment & Services — 2.0%
Frank’s International NV(2)	25,367	$775,977
Schlumberger, Ltd.	14,900	1,396,428

		$2,172,405

Food & Staples Retailing — 1.2%
Whole Foods Market, Inc.	20,300	$1,281,539

		$1,281,539

Food Products — 2.8%
Hershey Co. (The)	14,800	$1,468,752
Mondelez International, Inc., Class A	46,000	1,547,440

		$3,016,192

19	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 4.0%
Analogic Corp.	10,400	$959,192
Cynosure, Inc., Class A(2)	32,900	710,969
Globus Medical, Inc., Class A(2)	55,300	1,061,760
Stryker Corp.	20,400	1,506,744

		$4,238,665

Health Care Providers & Services — 2.0%
Brookdale Senior Living, Inc.(2)	44,500	$1,205,060
MEDNAX, Inc.(2)	8,300	904,866

		$2,109,926

Household Products — 0.9%
Colgate-Palmolive Co.	14,200	$919,166

		$919,166

Internet & Catalog Retail — 4.8%
Amazon.com, Inc.(2)	6,500	$2,366,195
Netflix, Inc.(2)	3,200	1,031,936
priceline.com, Inc.(2)	1,700	1,791,511

		$5,189,642

Internet Software & Services — 7.1%
Criteo SA ADR(2)	5,858	$206,846
Facebook, Inc., Class A(2)	31,800	1,598,268
Google, Inc., Class A(2)	4,500	4,637,610
Rackspace Hosting, Inc.(2)	23,300	1,193,659

		$7,636,383

IT Services — 1.9%
Visa, Inc., Class A	10,500	$2,065,035

		$2,065,035

Leisure Equipment & Products — 1.8%
Polaris Industries, Inc.	14,595	$1,911,215

		$1,911,215

Machinery — 0.8%
Colfax Corp.(2)	16,200	$906,552

		$906,552

Media — 2.6%
Lions Gate Entertainment Corp.(2)	32,300	$1,116,934
Walt Disney Co. (The)	24,200	1,659,878

		$2,776,812

Security	Shares	Value

Multiline Retail — 1.2%
Dollar General Corp.(2)	22,105	$1,277,227

		$1,277,227

Oil, Gas & Consumable Fuels — 4.4%
Antero Resources Corp.(2)	3,506	$198,054
Concho Resources, Inc.(2)	10,100	1,117,161
EOG Resources, Inc.	7,900	1,409,360
Occidental Petroleum Corp.	11,000	1,056,880
Range Resources Corp.	12,100	916,091

		$4,697,546

Pharmaceuticals — 2.5%
Perrigo Co.	10,400	$1,434,056
Roche Holding AG ADR	17,800	1,234,252

		$2,668,308

Road & Rail — 2.2%
J.B. Hunt Transport Services, Inc.	14,100	$1,057,923
Kansas City Southern	10,732	1,304,153

		$2,362,076

Semiconductors & Semiconductor Equipment — 3.0%
Avago Technologies, Ltd.	36,400	$1,653,652
Cypress Semiconductor Corp.(2)	58,600	543,808
Monolithic Power Systems, Inc.	32,100	1,022,064

		$3,219,524

Software — 6.7%
Adobe Systems, Inc.(2)	24,954	$1,352,507
Guidewire Software, Inc.(2)	30,200	1,531,744
Infoblox, Inc.(2)	29,843	1,326,521
salesforce.com, inc.(2)	33,800	1,803,568
VMware, Inc., Class A(2)	14,200	1,154,176

		$7,168,516

Specialty Retail — 6.9%
DSW, Inc., Class A	17,000	$1,490,390
Home Depot, Inc. (The)	17,798	1,386,286
Lumber Liquidators Holdings, Inc.(2)	6,900	787,911
Ross Stores, Inc.	25,000	1,933,750
Tractor Supply Co.	25,600	1,826,560

		$7,424,897

20	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Trading Companies & Distributors — 2.7%
United Rentals, Inc.(2)	19,100	$1,233,669
W.W. Grainger, Inc.	6,200	1,667,614

		$2,901,283

Total Common Stocks (identified cost $74,368,880)		$102,784,686

Short-Term Investments — 4.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(3)	$4,646	$4,645,639

Total Short-Term Investments (identified cost $4,645,639)		$4,645,639

Total Investments — 100.0% (identified cost $79,014,519)		$107,430,325

Covered Call Options Written — 0.0%(4)

Security	Number of Contracts	Strike Price	Expiration Date	Value
Celanese Corp., Series A	17	$57.50	11/16/13	$(935)
EMC Corp.	119	26.00	11/16/13	(297)
Gilead Sciences, Inc.	37	70.00	11/16/13	(7,437)
MEDNAX, Inc.	8	110.00	11/16/13	(820)
Praxair, Inc.	10	125.00	11/16/13	(1,200)
Rackspace Hosting, Inc.	47	55.00	11/16/13	(6,345)
Riverbed Technology, Inc.	169	16.00	11/16/13	(2,620)
VMware, Inc., Class A	28	87.50	11/16/13	(840)

Total Covered Call Options Written (premiums received $24,509)				$(20,494)

Other Assets, Less Liabilities — 0.0%(4)				$17,422

Net Assets — 100.0%				$107,427,253

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	All or a portion of each applicable common stock for which a written call option is outstanding at October 31, 2013 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

(4)	Amount is less than 0.05%.

21	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $74,368,880)	$102,784,686
Affiliated investment, at value (identified cost, $4,645,639)	4,645,639
Dividends receivable	11,095
Interest receivable from affiliated investment	373
Receivable for investments sold	281,542
Tax reclaims receivable	10,143
Total assets	$107,733,478

Liabilities
Written options outstanding, at value (premiums received, $24,509)	$20,494
Payable for investments purchased	181,598
Payable to affiliates:
Investment adviser fee	57,891
Trustees’ fees	359
Accrued expenses	45,883
Total liabilities	$306,225
Net Assets applicable to investors’ interest in Portfolio	$107,427,253

Sources of Net Assets
Investors’ capital	$79,007,432
Net unrealized appreciation	28,419,821
Total	$107,427,253

22	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends (net of foreign taxes, $11,331)	$851,310
Interest allocated from affiliated investment	2,474
Expenses allocated from affiliated investment	(284)
Total investment income	$853,500

Expenses
Investment adviser fee	$635,467
Trustees’ fees and expenses	4,194
Custodian fee	75,630
Legal and accounting services	34,080
Miscellaneous	4,234
Total expenses	$753,605
Deduct —
Reduction of custodian fee	$9
Total expense reductions	$9

Net expenses	$753,596

Net investment income	$99,904

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$10,425,961
Investment transactions allocated from affiliated investment	78
Written options	198,942
Foreign currency transactions	(1,120)
Net realized gain	$10,623,861
Change in unrealized appreciation (depreciation) —
Investments	$14,685,325
Written options	(16,026)
Net change in unrealized appreciation (depreciation)	$14,669,299

Net realized and unrealized gain	$25,293,160

Net increase in net assets from operations	$25,393,064

23	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income (loss)	$99,904	$(81,093)
Net realized gain from investment transactions, written options and foreign currency transactions	10,623,861	7,733,399
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	14,669,299	2,233,281
Net increase in net assets from operations	$25,393,064	$9,885,587
Capital transactions —
Contributions	$2,398,831	$1,254,712
Withdrawals	(14,582,133)	(20,743,689)
Net decrease in net assets from capital transactions	$(12,183,302)	$(19,488,977)

Net increase (decrease) in net assets	$13,209,762	$(9,603,390)

Net Assets
At beginning of year	$94,217,491	$103,820,881
At end of year	$107,427,253	$94,217,491

24	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011		2010		2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.77%	0.77%	0.75%		0.76%		0.76%
Net investment income (loss)	0.10%	(0.08)%	0.08	%(2)	0.00	%(3)(4)	0.39%
Portfolio Turnover	68%	83%	139%		200%		205%

Total Return	29.25%	9.90%	8.57%		13.37%		21.24%

Net assets, end of year (000’s omitted)	$107,427	$94,217	$103,821		$120,460		$127,116

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.21% of average daily net assets.

(3)	Includes special dividends equal to 0.10% of average daily net assets.

(4)	Amount is less than 0.005%.

25	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 57.6% and 42.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order

26

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Notes to Financial Statements — continued

for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $635,467 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

27

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Notes to Financial Statements — continued

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $64,968,305 and $78,139,806, respectively, for the year ended October 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$79,028,260

Gross unrealized appreciation	$28,917,158
Gross unrealized depreciation	(515,093)

Net unrealized appreciation	$28,402,065

The net unrealized appreciation on written options at October 31, 2013 on a federal income tax basis was $4,015.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at October 31, 2013 is included in the Portfolio of Investments.

Written options activity for the year ended October 31, 2013 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	235	$28,504
Options written	4,218	436,508
Options terminated in closing purchase transactions	(1,076)	(119,314)
Options exercised	(1,043)	(141,094)
Options expired	(1,899)	(180,095)

Outstanding, end of year	435	$24,509

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. The Portfolio enters into option transactions on individual securities that it holds to generate premium income. During the year ended October 31, 2013, the Portfolio also entered into a combination of option transactions on individual securities to seek return and/or seek to reduce the Portfolio’s exposure to a decline in the stock price.

28

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at October 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(20,494	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(51,867)	$—
Written options	198,942	(16,026)

Total	$147,075	$(16,026)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended October 31, 2013, which is indicative of the volume of this derivative type, was 13 contracts.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$102,784,686 *	$—	$—	$102,784,686
Short-Term Investments	—	4,645,639	—	4,645,639

Total Investments	$102,784,686	$4,645,639	$—	$107,430,325

Liability Description

Covered Call Options Written	$(20,494)	$—	$—	$(20,494)

Total	$(20,494)	$—	$—	$(20,494)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2013

31

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

32

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	Since 2013	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

33

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.

(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824-12/13	TMCAPSRC

Eaton Vance

Tax-Managed Small-Cap Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Tax-Managed Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 30

Federal Tax Information	19

Management and Organization	31

Important Notices	34

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major equity markets worldwide recorded strong performance for the 12-month period ended October 31, 2013.

In the United States, the stock market was volatile in the final months of 2012 amid the presidential election and fears of a post-election political deadlock on tax and spending policies. With the apparent resolution of the so-called “fiscal cliff” budget negotiations in January 2013, U.S. stocks began a sustained rise that gained momentum on positive economic news. A succession of encouraging reports, ranging from U.S. housing to retail sales, coupled with the Federal Reserve Bank (the Fed)’s continuing stimulus efforts in the form of bond purchases helped power domestic stock indexes to record highs in May 2013.

In June 2013, however, U.S. equities faltered after the Fed announced that its monthly purchases of U.S. Treasurys and mortgage-backed securities might be scaled back in late 2013. Investors worried that a stimulus pullback could end the market’s long rise and slow the economic recovery. U.S. stocks subsequently rebounded as market participants reassessed the potential impact of the Fed’s plan, only to fall again in August 2013 on geopolitical tensions in the Middle East and renewed investor concerns about future Fed policy.

Then, in mid-September 2013, the Fed surprised investors by postponing any stimulus reduction, citing lackluster economic growth and rising interest rates. U.S. stocks initially jumped in response, but swiftly turned lower amid market participants’ confusion over the Fed’s intentions, along with the mounting threat of a federal government shutdown and debt ceiling debacle. While the U.S. stock market took another hit from the 16-day U.S. government shutdown, it bounced back after a temporary budget deal was reached to reopen the government and avert a U.S. default on its debts. The two major domestic stock indexes — the Dow Jones Industrial Average2 and the broader S&P 500 Index — attained new highs, as soft economic data boosted expectations that the Fed would further delay tapering its easy money policies. The Fed confirmed these expectations near period-end by once again leaving its stimulus program intact.

For the full 12-month period, the Dow Jones Industrial Average rose 21.82%, while the S&P 500 Index gained 27.18%. The technology-laden NASDAQ Composite Index added 33.54%. The MSCI World Index — a global index that includes both U.S. and global stocks — advanced 25.77%. With modest growth in corporate earnings, much of the gain in all four indices came with an expansion in the price-to-earnings (P/E)7 multiples of the respective indices.

Fund Performance

For the 12-month period ended October 31, 2013, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) had a total return of 32.21% for Class A shares at net asset value (NAV), underperforming the 36.28% return of the Fund’s benchmark, the Russell 2000 Index (the Index).

The Fund underperformed the Index largely due to stock selection. Sector and industry allocation overall contributed to the Fund’s performance versus the Index, partially offsetting the effect of stock selection. Of the 10 economic sectors represented in the Index, the Fund achieved positive absolute returns in all eight sectors in which it was invested. The Index recorded positive returns in all 10 sectors.

The Fund’s worst-performing sector versus the Index was industrials, which was primarily the result of stock selection. Fund holding Clean Harbors, Inc., a leading environmental services company in the commercial services & supplies industry, faced headwinds due to the timing and integration of a large acquisition. The Fund’s overweight in industrials, a sector which outperformed the overall Index, partially offset the Fund’s stock selection within the sector. Stock selection in the information technology sector also detracted from the Fund’s performance versus the Index. Cirrus Logic, Inc., a leading maker of audio components for mobile phones, was the Fund’s worst-performing individual stock. The consumer discretionary sector also detracted from the Fund’s performance relative to the Index, due to both stock selection and an underweight. Within the sector, the Fund’s holdings in the media and distributors industries were notable drags on relative performance.

On the positive side, stock selection made energy the Fund’s top-performing sector versus the Index. In the energy equipment & services industry, the Fund’s position in a major offshore oilfield transport company, Hornbeck Offshore Services, Inc., outperformed the Index amid increased drilling activity in the Gulf of Mexico. The consumer staples sector contributed to the Fund’s performance relative to the Index, due to both stock selection and an overweight. In particular, the Fund’s holdings in two industries, food products and food & staples retailing, provided meaningful contributions to relative performance. In food products, bakery products company Flowers Foods, Inc., was among the Fund’s leading individual stocks. The Fund’s avoidance of the underperforming utilities sector also contributed to performance versus the Index, as did stock selection in the materials sector. One of the Fund’s top-performing stocks was Balchem Corp., a major specialty chemicals company that benefited from several new products and technologies. The Fund’s best-performing stock overall for the period was Euronet Worldwide, Inc., an electronic payments processor that gained market share during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/25/1997	09/25/1997	32.21%	16.23%	8.79%
Class A with 5.75% Maximum Sales Charge	—	—	24.62	14.87	8.14
Class B at NAV	09/29/1997	09/29/1997	31.22	15.38	7.99
Class B with 5% Maximum Sales Charge	—	—	26.22	15.15	7.99
Class C at NAV	09/29/1997	09/29/1997	31.23	15.37	7.98
Class C with 1% Maximum Sales Charge	—	—	30.23	15.37	7.98
Class I at NAV	10/01/2009	09/25/1997	32.53	16.48	8.90
Russell 2000 Index	—	—	36.28%	17.03%	9.02%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	09/25/1997	09/25/1997	24.62%	14.87%	8.14%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	13.94	12.00	6.66
Class B After Taxes on Distributions	09/29/1997	09/29/1997	26.22	15.15	7.99
Class B After Taxes on Distributions and Sale of Fund Shares	—	—	14.84	12.23	6.53
Class C After Taxes on Distributions	09/29/1997	09/29/1997	30.23	15.37	7.98
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	17.11	12.42	6.52
Class I After Taxes on Distributions	10/01/2009	09/25/1997	32.53	16.48	8.90
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	18.41	13.36	7.32

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.25%	2.00%	2.00%	1.00%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2003	$21,589	N.A.
Class C	$10,000	10/31/2003	$21,561	N.A.
Class I	$250,000	10/31/2003	$586,967	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Euronet Worldwide, Inc.	3.3%

Balchem Corp.	3.0

RBC Bearings, Inc.	2.5

Allied World Assurance Co. Holdings, Ltd.	2.5

Analogic Corp.	2.4

FEI Co.	2.4

PDC Energy, Inc.	2.3

Church & Dwight Co., Inc.	2.3

Mentor Graphics Corp.	2.3

Kodiak Oil & Gas Corp.	2.3
Total	25.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Price/Earnings (P/E) ratio is the ratio of a stock’s current price to its per-share earnings.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,189.30	$7.06	1.28%
Class B	$1,000.00	$1,185.20	$11.18	2.03%
Class C	$1,000.00	$1,184.80	$11.18	2.03%
Class I	$1,000.00	$1,190.60	$5.69	1.03%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.51	1.28%
Class B	$1,000.00	$1,015.00	$10.31	2.03%
Class C	$1,000.00	$1,015.00	$10.31	2.03%
Class I	$1,000.00	$1,020.00	$5.24	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $79,563,115)	$108,169,638
Receivable for Fund shares sold	51,229
Total assets	$108,220,867

Liabilities
Payable for Fund shares redeemed	$106,710
Payable to affiliates:
Distribution and service fees	36,576
Trustees’ fees	42
Accrued expenses	60,877
Total liabilities	$204,205
Net Assets	$108,016,662

Sources of Net Assets
Paid-in capital	$88,044,886
Accumulated net realized loss from Portfolio	(8,455,855)
Accumulated net investment loss	(178,892)
Net unrealized appreciation from Portfolio	28,606,523
Total	$108,016,662

Class A Shares
Net Assets	$71,056,316
Shares Outstanding	3,175,088
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.38
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$23.75

Class B Shares
Net Assets	$1,561,881
Shares Outstanding	78,718
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.84

Class C Shares
Net Assets	$24,074,641
Shares Outstanding	1,218,387
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.76

Class I Shares
Net Assets	$11,323,824
Shares Outstanding	500,607
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.62

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends allocated from Portfolio	$1,253,187
Interest allocated from Portfolio	2,573
Expenses allocated from Portfolio	(715,164)
Total investment income from Portfolio	$540,596

Expenses
Distribution and service fees
Class A	$161,163
Class B	16,008
Class C	214,881
Trustees’ fees and expenses	500
Custodian fee	23,084
Transfer and dividend disbursing agent fees	130,690
Legal and accounting services	27,287
Printing and postage	27,018
Registration fees	76,057
Miscellaneous	13,614
Total expenses	$690,302

Net investment loss	$(149,706)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$9,455,885
Net realized gain	$9,455,885
Change in unrealized appreciation (depreciation) —
Investments	$18,279,963
Net change in unrealized appreciation (depreciation)	$18,279,963

Net realized and unrealized gain	$27,735,848

Net increase in net assets from operations	$27,586,142

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment loss	$(149,706)	$(501,617)
Net realized gain from investment and foreign currency transactions	9,455,885	8,206,275
Net change in unrealized appreciation (depreciation) from investments	18,279,963	4,040,520
Net increase in net assets from operations	$27,586,142	$11,745,178
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,164,748	$6,138,987
Class B	153,550	79,460
Class C	1,323,611	640,076
Class I	1,239,350	2,297,128
Cost of shares redeemed
Class A	(13,922,550)	(38,094,732)
Class B	(257,583)	(540,952)
Class C	(3,832,406)	(4,516,712)
Class I	(4,071,484)	(4,251,996)
Net asset value of shares exchanged
Class A	389,048	770,948
Class B	(389,048)	(770,948)
Net decrease in net assets from Fund share transactions	$(17,202,764)	$(38,248,741)

Net increase (decrease) in net assets	$10,383,378	$(26,503,563)

Net Assets
At beginning of year	$97,633,284	$124,136,847
At end of year	$108,016,662	$97,633,284

Accumulated undistributed net investment income (loss) included in net assets
At end of year	$(178,892)	$30,429

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013		2012	2011	2010	2009
Net asset value — Beginning of year	$16.930		$15.340	$14.640	$11.710	$10.540

Income (Loss) From Operations
Net investment loss(1)	$(0.001)		$(0.048)	$(0.110)	$(0.113)	$(0.070	)(2)
Net realized and unrealized gain	5.451		1.638	0.810	3.043	1.240

Total income from operations	$5.450		$1.590	$0.700	$2.930	$1.170

Net asset value — End of year	$22.380		$16.930	$15.340	$14.640	$11.710

Total Return(3)	32.21%		10.30%	4.78%	25.02%	11.10%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$71,056		$64,346	$87,192	$97,524	$85,422
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.27%		1.25%	1.23%	1.28%	1.44%
Net investment loss	(0.00	)%(6)	(0.30)%	(0.67)%	(0.84)%	(0.70	)%(2)
Portfolio Turnover of the Portfolio	39%		57%	89%	114%	95%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.008 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.78)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Amount is less than (0.005)%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$15.120	$13.800	$13.270	$10.700	$9.700

Income (Loss) From Operations
Net investment loss(1)	$(0.125)	$(0.151)	$(0.209)	$(0.194)	$(0.123	)(2)
Net realized and unrealized gain	4.845	1.471	0.739	2.764	1.123

Total income from operations	$4.720	$1.320	$0.530	$2.570	$1.000

Net asset value — End of year	$19.840	$15.120	$13.800	$13.270	$10.700

Total Return(3)	31.22%	9.57%	3.99%	24.02%	10.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,562	$1,625	$2,660	$3,899	$5,805
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.02%	2.00%	1.98%	2.03%	2.20%
Net investment loss	(0.73)%	(1.04)%	(1.41)%	(1.59)%	(1.37	)%(2)
Portfolio Turnover of the Portfolio	39%	57%	89%	114%	95%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.50)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$15.060	$13.750	$13.220	$10.660	$9.660

Income (Loss) From Operations
Net investment loss(1)	$(0.130)	$(0.154)	$(0.209)	$(0.194)	$(0.132	)(2)
Net realized and unrealized gain	4.830	1.464	0.739	2.754	1.132

Total income from operations	$4.700	$1.310	$0.530	$2.560	$1.000

Net asset value — End of year	$19.760	$15.060	$13.750	$13.220	$10.660

Total Return(3)	31.23%	9.45%	4.01%	24.02%	10.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,075	$20,732	$22,593	$26,016	$22,931
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.02%	2.00%	1.98%	2.03%	2.19%
Net investment loss	(0.76)%	(1.06)%	(1.42)%	(1.59)%	(1.44	)%(2)
Portfolio Turnover of the Portfolio	39%	57%	89%	114%	95%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.008 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.52)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,				Period Ended October 31, 2009(1)
	2013	2012	2011	2010
Net asset value — Beginning of period	$17.060	$15.420	$14.680	$11.710	$12.180

Income (Loss) From Operations
Net investment income (loss)(2)	$0.049	$(0.013)	$(0.068)	$(0.081)	$(0.008)
Net realized and unrealized gain (loss)	5.511	1.653	0.808	3.051	(0.462)

Total income (loss) from operations	$5.560	$1.640	$0.740	$2.970	$(0.470)

Net asset value — End of period	$22.620	$17.060	$15.420	$14.680	$11.710

Total Return(3)	32.53%	10.64%	5.04%	25.36%	(3.86	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,324	$10,931	$11,692	$7,971	$1,923
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.02%	1.00%	0.98%	1.03%	1.19	%(7)
Net investment income (loss)	0.25%	(0.08)%	(0.41)%	(0.59)%	(0.79	)%(7)
Portfolio Turnover of the Portfolio	39%	57%	89%	114%	95	%(8)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (72.8% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $11,087,735 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $9,513,791 was utilized to offset net realized gains by the Fund.

Additionally, at October 31, 2013, the Fund had a late year ordinary loss of $195,473 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of

14

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Notes to Financial Statements — continued

being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2013, accumulated net realized loss was decreased by $59,615 and accumulated net investment loss was increased by $59,615 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts, investments in partnerships and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(11,087,735)
Late year ordinary losses	$(195,473)
Net unrealized appreciation	$31,254,984

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, return of capital distributions from securities and investments in partnerships.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $13,894 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,163 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $161,163 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $12,006 and $161,161 for Class B and Class C shares, respectively.

15

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Notes to Financial Statements — continued

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $4,002 and $53,720 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $2,000 and $200 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,090,015 and $19,680,348, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	113,621	391,171
Redemptions	(760,474)	(2,322,861)
Exchange from Class B shares	20,207	47,903

Net decrease	(626,646)	(1,883,787)

	Year Ended October 31,
Class B	2013	2012

Sales	8,703	5,305
Redemptions	(14,757)	(37,199)
Exchange to Class A shares	(22,707)	(53,389)

Net decrease	(28,761)	(85,283)

	Year Ended October 31,
Class C	2013	2012

Sales	77,589	44,321
Redemptions	(236,175)	(311,080)

Net decrease	(158,586)	(266,759)

16

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2013	2012

Sales	67,607	139,030
Redemptions	(207,529)	(256,532)

Net decrease	(139,922)	(117,502)

17

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2013

18

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Tax-Managed Small-Cap Portfolio

October 31, 2013

Portfolio of Investments

Common Stocks — 97.4%

Security	Shares	Value

Auto Components — 2.0%
Dana Holding Corp.	149,840	$2,936,864

		$2,936,864

Building Products — 1.7%
Armstrong World Industries, Inc.(1)	48,650	$2,599,369

		$2,599,369

Capital Markets — 4.9%
Cohen & Steers, Inc.	39,850	$1,528,646
HFF, Inc., Class A	73,250	1,798,288
Lazard, Ltd., Class A	72,200	2,790,530
Walter Investment Management Corp.(1)	30,191	1,140,314

		$7,257,778

Chemicals — 5.0%
Balchem Corp.	76,920	$4,404,439
Cytec Industries, Inc.	35,910	2,983,762

		$7,388,201

Commercial Banks — 5.0%
First Financial Holdings, Inc.	12,790	$766,505
PacWest Bancorp	28,080	1,068,444
Signature Bank(1)	31,570	3,214,457
Texas Capital Bancshares, Inc.(1)	45,052	2,344,957

		$7,394,363

Commercial Services & Supplies — 4.5%
Clean Harbors, Inc.(1)	42,070	$2,597,823
Interface, Inc.	72,500	1,468,125
Team, Inc.(1)	72,004	2,685,029

		$6,750,977

Communications Equipment — 0.5%
Riverbed Technology, Inc.(1)	49,780	$737,740

		$737,740

Construction & Engineering — 3.8%
Foster Wheeler AG(1)	95,050	$2,565,399
MYR Group, Inc.(1)	118,720	3,140,144

		$5,705,543

Security	Shares	Value

Electrical Equipment — 1.7%
Generac Holdings, Inc.	51,650	$2,548,928

		$2,548,928

Electronic Equipment, Instruments & Components — 7.3%
FEI Co.	40,160	$3,577,453
FLIR Systems, Inc.	102,050	2,906,384
InvenSense, Inc.(1)	125,250	2,115,473
National Instruments Corp.	78,405	2,277,665

		$10,876,975

Energy Equipment & Services — 0.7%
Hornbeck Offshore Services, Inc.(1)	19,430	$1,073,896

		$1,073,896

Food & Staples Retailing — 1.8%
United Natural Foods, Inc.(1)	37,570	$2,684,376

		$2,684,376

Food Products — 2.1%
Hain Celestial Group, Inc. (The)(1)	37,150	$3,091,994

		$3,091,994

Health Care Equipment & Supplies — 3.9%
Analogic Corp.	39,260	$3,620,950
Cynosure, Inc. Class A(1)	61,320	1,325,125
Globus Medical, Inc., Class A(1)	43,430	833,856

		$5,779,931

Health Care Providers & Services — 2.4%
MEDNAX, Inc.(1)	15,920	$1,735,598
Team Health Holdings, Inc.(1)	41,500	1,802,760

		$3,538,358

Household Durables — 1.5%
Ryland Group, Inc. (The)	53,590	$2,154,318

		$2,154,318

Household Products — 2.3%
Church & Dwight Co., Inc.	53,080	$3,458,162

		$3,458,162

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 7.0%
Allied World Assurance Co. Holdings, Ltd.	33,830	$3,663,451
HCC Insurance Holdings, Inc.	60,010	2,739,456
Horace Mann Educators Corp.	75,900	2,102,430
Stewart Information Services Corp.	62,160	1,946,851

		$10,452,188

IT Services — 6.3%
Euronet Worldwide, Inc.(1)	111,640	$4,845,176
Global Cash Access Holdings, Inc.(1)	278,000	2,307,400
WEX, Inc.(1)	23,770	2,218,929

		$9,371,505

Life Sciences Tools & Services — 3.1%
Bruker Corp.(1)	107,210	$2,192,444
Charles River Laboratories International, Inc.(1)	48,180	2,370,938

		$4,563,382

Machinery — 6.8%
Colfax Corp.(1)	57,170	$3,199,233
RBC Bearings, Inc.(1)	54,236	3,730,895
Valmont Industries, Inc.	22,540	3,166,870

		$10,096,998

Marine — 2.1%
Kirby Corp.(1)	34,490	$3,052,020

		$3,052,020

Media — 1.1%
Sinclair Broadcast Group, Inc., Class A	53,010	$1,699,501

		$1,699,501

Oil, Gas & Consumable Fuels — 6.4%
Goodrich Petroleum Corp.(1)	116,580	$2,726,806
Kodiak Oil & Gas Corp.(1)	258,680	3,355,080
PDC Energy, Inc.(1)	51,230	3,473,906

		$9,555,792

Paper & Forest Products — 0.8%
Boise Cascade Co.(1)	49,091	$1,257,221

		$1,257,221

Real Estate Investment Trusts (REITs) — 3.9%
PS Business Parks, Inc.	39,521	$3,220,566

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Sovran Self Storage, Inc.	16,170	$1,236,843
Terreno Realty Corp.	71,720	1,275,182

		$5,732,591

Semiconductors & Semiconductor Equipment — 0.8%
Monolithic Power Systems, Inc.	35,650	$1,135,096

		$1,135,096

Software — 2.3%
Mentor Graphics Corp.	154,950	$3,421,296

		$3,421,296

Specialty Retail — 5.7%
DSW, Inc., Class A	17,370	$1,522,828
GNC Holdings, Inc., Class A	40,230	2,366,329
Group 1 Automotive, Inc.	35,460	2,269,440
Pier 1 Imports, Inc.	110,380	2,304,734

		$8,463,331

Total Common Stocks (identified cost $97,624,212)		$144,778,694

Special Warrants — 0.0%

Security	Shares	Value

Metals & Mining — 0.0%
Western Exploration and Development, Ltd.(1)(2)(3)	600,000	$0

Total Special Warrants (identified cost $480,000)		$0

Short-Term Investments — 2.6%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(4)	$3,841	$3,841,345

Total Short-Term Investments (identified cost $3,841,345)		$3,841,345

Total Investments — 100.0% (identified cost $101,945,557)		$148,620,039

Other Assets, Less Liabilities — (0.0)%(5)		$(3,994)

Net Assets — 100.0%		$148,616,045

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2013

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(3)	Restricted security (see Note 5).

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

(5)	Amount is less than (0.005)%.

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $98,104,212)	$144,778,694
Affiliated investment, at value (identified cost, $3,841,345)	3,841,345
Dividends receivable	23,569
Interest receivable from affiliated investment	286
Receivable for investments sold	512,097
Total assets	$149,155,991

Liabilities
Payable for investments purchased	$407,676
Payable to affiliates:
Investment adviser fee	78,442
Trustees’ fees	483
Accrued expenses	53,345
Total liabilities	$539,946
Net Assets applicable to investors’ interest in Portfolio	$148,616,045

Sources of Net Assets
Investors’ capital	$101,941,563
Net unrealized appreciation	46,674,482
Total	$148,616,045

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends	$1,734,357
Interest allocated from affiliated investment	3,556
Expenses allocated from affiliated investment	(408)
Total investment income	$1,737,505

Expenses
Investment adviser fee	$857,008
Trustees’ fees and expenses	5,623
Custodian fee	79,473
Legal and accounting services	41,165
Miscellaneous	5,091
Total expenses	$988,360
Deduct —
Reduction of custodian fee	$12
Total expense reductions	$12

Net expenses	$988,348

Net investment income	$749,157

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$12,712,315
Investment transactions allocated from affiliated investment	125
Net realized gain	$12,712,440
Change in unrealized appreciation (depreciation) —
Investments	$25,675,313
Net change in unrealized appreciation (depreciation)	$25,675,313

Net realized and unrealized gain	$38,387,753

Net increase in net assets from operations	$39,136,910

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$749,157	$338,154
Net realized gain from investment and foreign currency transactions	12,712,440	10,293,419
Net change in unrealized appreciation (depreciation) from investments	25,675,313	5,952,299
Net increase in net assets from operations	$39,136,910	$16,583,872
Capital transactions —
Contributions	$1,826,077	$3,261,344
Withdrawals	(28,142,449)	(49,844,231)
Net decrease in net assets from capital transactions	$(26,316,372)	$(46,582,887)

Net increase (decrease) in net assets	$12,820,538	$(29,999,015)

Net Assets
At beginning of year	$135,795,507	$165,794,522
At end of year	$148,616,045	$135,795,507

25	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.72%	0.73%	0.72%	0.74%	0.75%
Net investment income (loss)	0.55%	0.22%	(0.15)%	(0.30)%	(0.00	)%(2)(3)
Portfolio Turnover	39%	57%	89%	114%	95%

Total Return	32.92%	10.87%	5.31%	25.69%	11.86%

Net assets, end of year (000’s omitted)	$148,616	$135,796	$165,795	$171,965	$163,056

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.09)%.

(3)	Amount is less than (0.005)%.

26	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 72.8% and 27.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

27

Tax-Managed Small-Cap Portfolio

October 31, 2013

Notes to Financial Statements — continued

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $857,008 or 0.625% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $52,002,914 and $79,811,646, respectively, for the year ended October 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$101,902,814

Gross unrealized appreciation	$47,821,368
Gross unrealized depreciation	(1,104,143)

Net unrealized appreciation	$46,717,225

5  Restricted Securities

At October 31, 2013, the Portfolio owned the following security (representing 0.0% of net assets) which was restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to this security. The value of this security is determined based on valuations provided by brokers when available, or if not available, it is valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Special Warrants
Western Exploration and Development, Ltd.	12/21/98	600,000	$480,000	$0

Total Special Warrants			$480,000	$0

Total Restricted Securities				$0

28

Tax-Managed Small-Cap Portfolio

October 31, 2013

Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3**		Total

Common Stocks	$144,778,694	*	$—	$—		$144,778,694
Special Warrants	—		—	0	*	0
Short-Term Investments	—		3,841,345	—		3,841,345

Total Investments	$144,778,694		$3,841,345	$0		$148,620,039

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

**	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2013 is not presented. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Tax-Managed Small-Cap Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Portfolio as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2013

30

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

31

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Nancy B. Tooke 1946	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

32

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

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This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130-12/13	MGSRC

Eaton Vance

Tax-Managed Small-Cap Value Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Tax-Managed Small-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 28

Federal Tax Information	18

Management and Organization	29

Important Notices	31

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major equity markets worldwide recorded strong performance for the 12-month period ended October 31, 2013.

In the United States, the stock market was volatile in the final months of 2012 amid the presidential election and fears of a post-election political deadlock on tax and spending policies. With the apparent resolution of the so-called “fiscal cliff” budget negotiations in January 2013, U.S. stocks began a sustained rise that gained momentum on positive economic news. A succession of encouraging reports, ranging from U.S. housing to retail sales, coupled with the Federal Reserve Bank (the Fed)’s continuing stimulus efforts in the form of bond purchases helped power domestic stock indexes to record highs in May 2013.

In June 2013, however, U.S. equities faltered after the Fed announced that its monthly purchases of U.S. Treasurys and mortgage-backed securities might be scaled back in late 2013. Investors worried that a stimulus pullback could end the market’s long rise and slow the economic recovery. U.S. stocks subsequently rebounded as market participants reassessed the potential impact of the Fed’s plan, only to fall again in August 2013 on geopolitical tensions in the Middle East and renewed investor concerns about future Fed policy.

Then, in mid-September 2013, the Fed surprised investors by postponing any stimulus reduction, citing lackluster economic growth and rising interest rates. U.S. stocks initially jumped in response, but swiftly turned lower amid market participants’ confusion over the Fed’s intentions, along with the mounting threat of a federal government shutdown and debt ceiling debacle. While the U.S. stock market took another hit from the 16-day U.S. government shutdown, it bounced back after a temporary budget deal was reached to reopen the government and avert a U.S. default on its debts. The two major domestic stock indexes — the Dow Jones Industrial Average2 and the broader S&P 500 Index — attained new highs, as soft economic data boosted expectations that the Fed would further delay tapering its easy money policies. The Fed confirmed these expectations near period-end by once again leaving its stimulus program intact.

For the full 12-month period, the Dow Jones Industrial Average rose 21.82%, while the S&P 500 Index gained 27.18%. The technology-laden NASDAQ Composite Index added 33.54%. The MSCI World Index — a global index that includes both U.S. and global stocks — advanced 25.77%. With modest growth in corporate earnings, much of the gain in all four indices came with an expansion in the price-to-earnings (P/E)7 multiples of the respective indices.

Fund Performance

For the 12-month period ended October 31, 2013, Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) had a total return of 33.83% for Class A shares at net asset value (NAV), outperforming the 32.83% return of the Fund’s benchmark, the Russell 2000 Value Index (the Index).

The Fund outperformed the Index due to stock selection, which more than offset the effect of sector and industry allocation decisions. In particular, several of the Fund’s major stock holdings delivered strong performance relative to the Index for the 12-month period. The Fund achieved positive absolute returns in nine of the 10 economic sectors represented in the Index. The Index recorded positive returns in all 10 sectors.

Stock selection in the industrials sector was a significant contributor to the Fund’s outperformance versus the Index. In the building products industry, A.O. Smith Corp., a leading manufacturer of commercial and residential water heating systems, was the Fund’s top-performing individual stock. The company benefited from growth in China, as well as rebounding residential and commercial construction in the United States. An overweight in the industrials sector also contributed to the Fund’s performance relative to the Index. In the health care sector, West Pharmaceutical Services, Inc., a provider of drug delivery systems in the health care equipment & supplies industry, was among the Fund’s leading individual stocks, as the company gained market share. The financials sector also helped the Fund’s performance versus the Index, thanks to an underweight in the real estate investment trust industry. The industry underperformed the overall Index, partly due to rising interest rates during part of the 12-month period.

Detracting from Fund performance, energy was the Fund’s weakest-performing sector relative to the Index. VAALCO Energy, Inc., an independent energy producer in the oil & gas industry, was the Fund’s worst-performing individual stock, as it was hampered by delays in a project in Africa. The telecommunication services sector also detracted from the Fund’s performance versus the Index, primarily due to stock selection. NII Holdings, Inc., a mobile phone operator in Latin America, was a notable underperformer relative to the Index due to a slower-than-expected transition to its 3G services. Stock selection and an underweight in the information technology sector also detracted from the Fund’s performance relative to the Index. In the electronic equipment instruments & components industry, Fund holding Itron, Inc., a manufacturer of smart utility meters, underperformed versus the Index due to slower-than-expected adoption of its new products.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Performance2,3

Portfolio Managers Gregory R. Greene, CFA, J. Bradley Ohlmuller, CFA and Patrick J. O’Brien

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	33.83%	14.35%	9.39%
Class A with 5.75% Maximum Sales Charge	—	—	26.17	13.01	8.74
Class C at NAV	03/04/2002	03/04/2002	32.89	13.49	8.58
Class C with 1% Maximum Sales Charge	—	—	31.89	13.49	8.58
Class I at NAV	10/01/2009	03/04/2002	34.17	14.57	9.50
Russell 2000 Value Index	—	—	32.83%	14.83%	8.78%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	24.93%	12.51%	8.14%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	16.48	10.50	7.23
Class C After Taxes on Distributions	03/04/2002	03/04/2002	30.45	12.94	7.95
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	19.99	10.91	7.11
Class I After Taxes on Distributions	10/01/2009	03/04/2002	32.86	14.07	8.89
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	21.09	11.81	7.88

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			2.00%	2.75%	1.75%
Net			1.45	2.20	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2003	$22,801	N.A.
Class I	$250,000	10/31/2003	$619,859	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

A.O. Smith Corp.	4.9%

West Pharmaceutical Services, Inc.	3.8

Prosperity Bancshares, Inc.	3.2

Stone Energy Corp.	3.1

AptarGroup, Inc.	2.9

Portland General Electric Co.	2.7

Old Dominion Freight Line, Inc.	2.6

Teleflex, Inc.	2.6

Hornbeck Offshore Services, Inc.	2.5

Barnes Group, Inc.	2.5
Total	30.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/14. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Price/Earnings (P/E) ratio is the ratio of a stock’s current price to its per-share earnings.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 2013, the portfolio management team is as follows: Gregory R. Greene, CFA, J. Bradley Ohlmuller,
CFA and Patrick J. O’Brien.

5

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,151.50	$7.86	**	1.45%
Class C	$1,000.00	$1,146.90	$11.91	**	2.20%
Class I	$1,000.00	$1,153.10	$6.51	**	1.20%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.38	**	1.45%
Class C	$1,000.00	$1,014.10	$11.17	**	2.20%
Class I	$1,000.00	$1,019.20	$6.11	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $28,874,179)	$43,634,286
Receivable for Fund shares sold	124,906
Receivable from affiliate	23,269
Total assets	$43,782,461

Liabilities
Payable for Fund shares redeemed	$92,112
Payable to affiliates:
Administration fee	5,460
Distribution and service fees	14,636
Trustees’ fees	42
Accrued expenses	35,375
Total liabilities	$147,625
Net Assets	$43,634,836

Sources of Net Assets
Paid-in capital	$24,178,863
Accumulated net realized gain from Portfolio	4,858,075
Accumulated net investment loss	(162,209)
Net unrealized appreciation from Portfolio	14,760,107
Total	$43,634,836

Class A Shares
Net Assets	$31,504,485
Shares Outstanding	1,645,400
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.15
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$20.32

Class C Shares
Net Assets	$9,643,659
Shares Outstanding	561,453
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.18

Class I Shares
Net Assets	$2,486,692
Shares Outstanding	128,465
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.36

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $1,269)	$548,009
Interest allocated from Portfolio	165
Expenses allocated from Portfolio	(427,609)
Total investment income from Portfolio	$120,565

Expenses
Administration fee	$56,741
Distribution and service fees
Class A	65,730
Class B	4,024
Class C	79,009
Trustees’ fees and expenses	500
Custodian fee	15,673
Transfer and dividend disbursing agent fees	41,719
Legal and accounting services	20,828
Printing and postage	17,261
Registration fees	65,245
Miscellaneous	13,065
Total expenses	$379,795
Deduct —
Allocation of expenses to affiliate	$204,863
Total expense reductions	$204,863

Net expenses	$174,932

Net investment loss	$(54,367)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$5,461,550
Foreign currency transactions	85
Net realized gain	$5,461,635
Change in unrealized appreciation (depreciation) —
Investments	$5,556,324
Net change in unrealized appreciation (depreciation)	$5,556,324

Net realized and unrealized gain	$11,017,959

Net increase in net assets from operations	$10,963,592

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment loss	$(54,367)	$(107,504)
Net realized gain from investment and foreign currency transactions	5,461,635	2,411,020
Net change in unrealized appreciation (depreciation) from investments	5,556,324	225,635
Net increase in net assets from operations	$10,963,592	$2,529,151
Distributions to shareholders —
From net realized gain
Class A	$(1,498,562)	$(858,606)
Class B	(93,325)	(70,065)
Class C	(489,114)	(286,480)
Class I	(373,349)	(128,499)
Total distributions to shareholders	$(2,454,350)	$(1,343,650)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,013,798	$3,343,223
Class B	23,539	357,858
Class C	2,041,697	769,219
Class I	1,097,504	2,945,220
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,404,707	799,592
Class B	56,784	45,498
Class C	392,881	225,917
Class I	315,042	96,195
Cost of shares redeemed
Class A	(5,182,028)	(6,711,068)
Class B	(50,663)	(464,785)
Class C	(1,495,860)	(1,593,437)
Class I	(5,119,575)	(963,098)
Net asset value of shares exchanged
Class A	49,010	466,139
Class B	(49,010)	(466,139)
Net asset value of shares merged*
Class A	1,307,172	—
Class B	(1,307,172)	—
Net decrease in net assets from Fund share transactions	$(1,502,174)	$(1,149,666)

Net increase in net assets	$7,007,068	$35,835

Net Assets
At beginning of year	$36,627,768	$36,591,933
At end of year	$43,634,836	$36,627,768

Accumulated net investment loss included in net assets
At end of year	$(162,209)	$(107,918)

*	At the close of business on February 22, 2013, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013	2012	2011		2010	2009
Net asset value — Beginning of year	$15.320	$14.770	$14.210		$12.000	$11.400

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.007)	$(0.021)	$(0.023	)(2)	$(0.043)	$0.022
Net realized and unrealized gain	4.881	1.100	1.298		2.253	0.578

Total income from operations	$4.874	$1.079	$1.275		$2.210	$0.600

Less Distributions
From net realized gain	$(1.044)	$(0.529)	$(0.715)		$—	$—

Total distributions	$(1.044)	$(0.529)	$(0.715)		$—	$—

Net asset value — End of year	$19.150	$15.320	$14.770		$14.210	$12.000

Total Return(3)	33.83%	7.51%	8.94%		18.42%	5.36%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$31,504	$22,824	$24,119		$25,448	$21,727
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.45%	1.45%	1.59%		1.65%	1.65%
Net investment income (loss)	(0.04)%	(0.14)%	(0.15	)%(2)	(0.32)%	0.21%
Portfolio Turnover of the Portfolio	72%	55%	66%		51%	66%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.024 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.31)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator subsidized certain operating expenses (equal to 0.54%, 0.55%, 0.46%, 0.37% and 0.55% of average daily net assets for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013	2012	2011		2010	2009
Net asset value — Beginning of year	$13.940	$13.590	$13.220		$11.250	$10.760

Income (Loss) From Operations
Net investment loss(1)	$(0.119)	$(0.122)	$(0.123	)(2)	$(0.133)	$(0.053)
Net realized and unrealized gain	4.403	1.001	1.208		2.103	0.543

Total income from operations	$4.284	$0.879	$1.085		$1.970	$0.490

Less Distributions
From net realized gain	$(1.044)	$(0.529)	$(0.715)		$—	$—

Total distributions	$(1.044)	$(0.529)	$(0.715)		$—	$—

Net asset value — End of year	$17.180	$13.940	$13.590		$13.220	$11.250

Total Return(3)	32.89%	6.67%	8.14%		17.51%	4.55%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,644	$6,944	$7,351		$7,312	$6,317
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	2.20%	2.20%	2.34%		2.40%	2.40%
Net investment loss	(0.79)%	(0.89)%	(0.90	)%(2)	(1.06)%	(0.54)%
Portfolio Turnover of the Portfolio	72%	55%	66%		51%	66%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.021 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator subsidized certain operating expenses (equal to 0.54%, 0.55% 0.46%, 0.37% and 0.55% of average daily net assets for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,					Period Ended October 31, 2009(1)
	2013	2012	2011		2010
Net asset value — Beginning of period	$15.440	$14.850	$14.250		$12.000	$12.330

Income (Loss) From Operations
Net investment income (loss)(2)	$0.093	$0.014	$0.008	(3)	$(0.011)	$(0.001)
Net realized and unrealized gain (loss)	4.871	1.105	1.307		2.261	(0.329)

Total income (loss) from operations	$4.964	$1.119	$1.315		$2.250	$(0.330)

Less Distributions
From net realized gain	$(1.044)	$(0.529)	$(0.715)		$—	$—

Total distributions	$(1.044)	$(0.529)	$(0.715)		$—	$—

Net asset value — End of period	$19.360	$15.440	$14.850		$14.250	$12.000

Total Return(4)	34.17%	7.75%	9.20%		18.75%	(2.68	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,487	$5,573	$3,354		$1,444	$897
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)(8)	1.20%	1.20%	1.34%		1.40%	1.40	%(9)
Net investment income (loss)	0.57%	0.10%	0.05	%(3)	(0.08)%	(0.07	)%(9)
Portfolio Turnover of the Portfolio	72%	55%	66%		51%	66	%(5)(10)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.022 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.09)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

The administrator subsidized certain operating expenses (equal to 0.54%, 0.55%, 0.46%, 0.37% and 0.58% of average daily net assets for the years ended October 31, 2013, 2012, 2011 and 2010 and the period ended October 31, 2009, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2009.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on February 22, 2013, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (54.5% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

Additionally, at October 31, 2013, the Fund had a late year ordinary loss of $162,209 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

13

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Long-term capital gains	$2,454,350	$1,343,650

During the year ended October 31, 2013, accumulated net investment loss was decreased by $76, accumulated net realized gain was decreased by $475,781 and paid-in capital was increased by $475,705 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$4,940,181
Net unrealized appreciation	$14,678,001
Late year ordinary losses	$(162,209)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2013, the administration fee amounted to $56,741. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, and prior to the close of business on February 22, 2013, 2.20% of the Fund’s average daily net assets for Class B. This agreement may be changed or terminated after February 28, 2014. Pursuant to this agreement, EVM was allocated $204,863 of the Fund’s operating expenses for the year ended October 31, 2013. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $2,591 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,036 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $65,730 for Class A shares.

14

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and prior to the close of business on February 22, 2013, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $3,018 and $59,257 for Class B and Class C shares, respectively.

Pursuant to the Class B (prior to the close of business on February 22, 2013) and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $1,006 and $19,752 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on February 22, 2013 on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $200 of CDSCs paid by Class A and less than $100 of CDSCs paid by each of Class B and Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,928,552 and $9,144,881, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	294,120	218,859
Issued to shareholders electing to receive payments of distributions in Fund shares	95,105	55,220
Redemptions	(319,021)	(447,881)
Merger from Class B shares	82,009	—
Exchange from Class B shares	3,226	30,965

Net increase (decrease)	155,439	(142,837)

	Year Ended October 31,
Class B	2013(1)	2012

Sales	1,767	26,736
Issued to shareholders electing to receive payments of distributions in Fund shares	4,263	3,433
Redemptions	(3,734)	(34,134)
Merger to Class A shares	(91,071)	—
Exchange to Class A shares	(3,571)	(33,913)

Net decrease	(92,346)	(37,878)

15

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2013	2012

Sales	136,448	55,790
Issued to shareholders electing to receive payments of distributions in Fund shares	29,474	17,025
Redemptions	(102,486)	(115,640)

Net increase (decrease)	63,436	(42,825)

	Year Ended October 31,
Class I	2013	2012

Sales	66,187	192,760
Issued to shareholders electing to receive payments of distributions in Fund shares	21,144	6,602
Redemptions	(319,697)	(64,388)

Net increase (decrease)	(232,366)	134,974

(1)	Offering of Class B shares was discontinued during the year ended October 31, 2013 (see Note 1).

16

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

17

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gain dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $5,415,998 or, if subsequently determined to be different, the net capital gain of such year.

18

Tax-Managed Small-Cap Value Portfolio

October 31, 2013

Portfolio of Investments

Common Stocks — 97.0%

Security	Shares	Value

Airlines — 1.8%
Spirit Airlines, Inc.(1)	33,705	$1,454,371

		$1,454,371

Auto Components — 1.3%
Dana Holding Corp.	51,470	$1,008,812

		$1,008,812

Building Products — 4.9%
A.O. Smith Corp.	75,284	$3,888,419

		$3,888,419

Chemicals — 5.7%
Calgon Carbon Corp.(1)	70,282	$1,402,126
Innophos Holdings, Inc.	24,169	1,211,350
RPM International, Inc.	50,164	1,942,350

		$4,555,826

Commercial Banks — 17.5%
1st Source Corp.	28,957	$908,671
Bancorp, Inc. (The)(1)	113,579	1,836,572
Bridge Capital Holdings(1)	22,738	399,961
Cardinal Financial Corp.	101,240	1,670,460
Center Bancorp, Inc.	26,744	400,090
ConnectOne Bancorp, Inc.(1)	35,940	1,366,079
Eagle Bancorp, Inc.(1)	68,727	1,817,829
First Financial Holdings, Inc.	13,898	832,907
German American Bancorp, Inc.	15,552	422,703
Prosperity Bancshares, Inc.	41,650	2,601,043
Texas Capital Bancshares, Inc.(1)	17,070	888,494
Umpqua Holdings Corp.	54,180	886,927

		$14,031,736

Construction & Engineering — 3.4%
EMCOR Group, Inc.	29,955	$1,110,132
MasTec, Inc.(1)	51,113	1,634,083

		$2,744,215

Containers & Packaging — 2.9%
AptarGroup, Inc.	36,465	$2,339,594

		$2,339,594

Security	Shares	Value

Distributors — 1.9%
Core-Mark Holding Co., Inc.	21,403	$1,513,834

		$1,513,834

Electric Utilities — 4.7%
Cleco Corp.	34,244	$1,586,867
Portland General Electric Co.	76,404	2,192,795

		$3,779,662

Electronic Equipment, Instruments & Components — 0.7%
Itron, Inc.(1)	13,917	$593,838

		$593,838

Energy Equipment & Services — 2.5%
Hornbeck Offshore Services, Inc.(1)	36,662	$2,026,309

		$2,026,309

Food Products — 4.1%
Darling International, Inc.(1)	76,389	$1,777,572
Inventure Foods, Inc.(1)	131,221	1,477,548

		$3,255,120

Health Care Equipment & Supplies — 6.4%
Teleflex, Inc.	22,963	$2,116,729
West Pharmaceutical Services, Inc.	61,934	2,994,509

		$5,111,238

Insurance — 4.9%
Aspen Insurance Holdings, Ltd.	19,922	$777,157
Horace Mann Educators Corp.	28,901	800,558
ProAssurance Corp.	26,731	1,211,449
Protective Life Corp.	24,502	1,129,052

		$3,918,216

IT Services — 2.1%
MAXIMUS, Inc.	34,526	$1,672,785

		$1,672,785

Machinery — 5.8%
Barnes Group, Inc.	55,952	$1,988,534
Crane Co.	23,147	1,469,835
EnPro Industries, Inc.(1)	20,106	1,199,725

		$4,658,094

19	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Oil, Gas & Consumable Fuels — 3.8%
Stone Energy Corp.(1)	70,716	$2,465,160
VAALCO Energy, Inc.(1)	107,320	565,576

		$3,030,736

Personal Products — 1.9%
Elizabeth Arden, Inc.(1)	42,467	$1,536,881

		$1,536,881

Real Estate Investment Trusts (REITs) — 1.0%
LaSalle Hotel Properties	25,651	$796,463

		$796,463

Road & Rail — 2.6%
Old Dominion Freight Line, Inc.(1)	45,240	$2,121,756

		$2,121,756

Semiconductors & Semiconductor Equipment — 4.5%
Entegris, Inc.(1)	161,075	$1,667,127
OmniVision Technologies, Inc.(1)	25,121	351,945
Photronics, Inc.(1)	185,563	1,558,729

		$3,577,801

Software — 1.6%
Nice Systems, Ltd. ADR	32,744	$1,282,910

		$1,282,910

Specialty Retail — 3.1%
Children’s Place Retail Stores, Inc. (The)(1)	25,163	$1,373,648
CST Brands, Inc.	33,521	1,080,717

		$2,454,365

Textiles, Apparel & Luxury Goods — 3.9%
Hanesbrands, Inc.	18,511	$1,260,969
Iconix Brand Group, Inc.(1)	52,040	1,878,124

		$3,139,093

Thrifts & Mortgage Finance — 2.5%
Capitol Federal Financial, Inc.	75,509	$956,699
First Defiance Financial Corp.	40,041	1,033,859

		$1,990,558

Security	Shares	Value

Trading Companies & Distributors — 1.5%
CAI International, Inc.(1)	53,996	$1,181,972

		$1,181,972

Total Common Stocks (identified cost $49,214,151)		$77,664,604

Short-Term Investments — 3.1%

Description	Principal Amount (000’s omitted)	Value
State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/13	$2,466	$2,465,597

Total Short-Term Investments (identified cost $2,465,597)		$2,465,597

Total Investments — 100.1% (identified cost $51,679,748)		$80,130,201

Other Assets, Less Liabilities — (0.1)%		$(85,460)

Net Assets — 100.0%		$80,044,741

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investments, at value (identified cost, $51,679,748)	$80,130,201
Dividends and interest receivable	22,897
Total assets	$80,153,098

Liabilities
Payable to affiliates:
Investment adviser fee	$67,106
Trustees’ fees	278
Accrued expenses	40,973
Total liabilities	$108,357
Net Assets applicable to investors’ interest in Portfolio	$80,044,741

Sources of Net Assets
Investors’ capital	$51,594,288
Net unrealized appreciation	28,450,453
Total	$80,044,741

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends (net of foreign taxes, $2,393)	$1,042,022
Interest	312
Total investment income	$1,042,334

Expenses
Investment adviser fee	$719,954
Trustees’ fees and expenses	3,250
Custodian fee	53,149
Legal and accounting services	32,335
Miscellaneous	3,330
Total expenses	$812,018
Deduct —
Reduction of custodian fee	$4
Total expense reductions	$4

Net expenses	$812,014

Net investment income	$230,320

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$10,867,619
Foreign currency transactions	163
Net realized gain	$10,867,782
Change in unrealized appreciation (depreciation) —
Investments	$9,970,944
Net change in unrealized appreciation (depreciation)	$9,970,944

Net realized and unrealized gain	$20,838,726

Net increase in net assets from operations	$21,069,046

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$230,320	$129,310
Net realized gain from investment and foreign currency transactions	10,867,782	4,981,323
Net change in unrealized appreciation (depreciation) from investments	9,970,944	216,959
Net increase in net assets from operations	$21,069,046	$5,327,592
Capital transactions —
Contributions	$5,162,220	$6,097,420
Withdrawals	(16,239,859)	(15,044,707)
Net decrease in net assets from capital transactions	$(11,077,639)	$(8,947,287)

Net increase (decrease) in net assets	$9,991,407	$(3,619,695)

Net Assets
At beginning of year	$70,053,334	$73,673,029
At end of year	$80,044,741	$70,053,334

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011		2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.13%	1.13%	1.11%		1.13%	1.14%
Net investment income	0.32%	0.18%	0.33	%(2)	0.20%	0.73%
Portfolio Turnover	72%	55%	66%		51%	66%

Total Return	34.26%	7.86%	9.46%		18.99%	5.89%

Net assets, end of year (000’s omitted)	$80,045	$70,053	$73,673		$72,467	$67,629

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.16% of average daily net assets.

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Tax-Managed Small-Cap Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 54.5% and 45.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

25

Tax-Managed Small-Cap Value Portfolio

October 31, 2013

Notes to Financial Statements — continued

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $719,954 or 1.00% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $49,669,071 and $59,697,055, respectively, for the year ended October 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$51,739,525

Gross unrealized appreciation	$28,441,868
Gross unrealized depreciation	(51,192)

Net unrealized appreciation	$28,390,676

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

26

Tax-Managed Small-Cap Value Portfolio

October 31, 2013

Notes to Financial Statements — continued

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$77,664,604	*	$—	$—	$77,664,604
Short-Term Investments	—		2,465,597	—	2,465,597

Total Investments	$77,664,604		$2,465,597	$—	$80,130,201

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

27

Tax-Managed Small-Cap Value Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

28

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee of the Trust and Portfolio and President of the Portfolio	Trustee of the Trust and Portfolio since 2007 and President of the Portfolio since 2013

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

29

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2001

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300-12/13	TMSCVSRC

Eaton Vance

Tax-Managed Value Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

Tax-Managed Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 29

Federal Tax Information	17

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most major equity markets worldwide recorded strong performance for the 12-month period ended October 31, 2013.

In the United States, the stock market was volatile in the final months of 2012 amid the presidential election and fears of a post-election political deadlock on tax and spending policies. With the apparent resolution of the so-called “fiscal cliff” budget negotiations in January 2013, U.S. stocks began a sustained rise that gained momentum on positive economic news. A succession of encouraging reports, ranging from U.S. housing to retail sales, coupled with the Federal Reserve Bank (the Fed)’s continuing stimulus efforts in the form of bond purchases helped power domestic stock indexes to record highs in May 2013.

In June 2013, however, U.S. equities faltered after the Fed announced that its monthly purchases of U.S. Treasurys and mortgage-backed securities might be scaled back in late 2013. Investors worried that a stimulus pullback could end the market’s long rise and slow the economic recovery. U.S. stocks subsequently rebounded as market participants reassessed the potential impact of the Fed’s plan, only to fall again in August 2013 on geopolitical tensions in the Middle East and renewed investor concerns about future Fed policy.

Then, in mid-September 2013, the Fed surprised investors by postponing any stimulus reduction, citing lackluster economic growth and rising interest rates. U.S. stocks initially jumped in response, but swiftly turned lower amid market participants’ confusion over the Fed’s intentions, along with the mounting threat of a federal government shutdown and debt ceiling debacle. While the U.S. stock market took another hit from the 16-day U.S. government shutdown, it bounced back after a temporary budget deal was reached to reopen the government and avert a U.S. default on its debts. The two major domestic stock indexes — the Dow Jones Industrial Average2 and the broader S&P 500 Index — attained new highs, as soft economic data boosted expectations that the Fed would further delay tapering its easy money policies. The Fed confirmed these expectations near period-end by once again leaving its stimulus program intact.

For the full 12-month period, the Dow Jones Industrial Average rose 21.82%, while the S&P 500 Index gained 27.18%. The technology-laden NASDAQ Composite Index added 33.54%. The MSCI World Index — a global index that includes both U.S. and global stocks — advanced 25.77%. With modest growth in corporate earnings, much of the gain in all four indices came with an expansion in the price-to-earnings (P/E)7 multiples of the respective indices.

Fund Performance

For the 12-month period ended October 31, 2013, Eaton Vance Tax-Managed Value Fund (the Fund) had a total return of 24.19% for Class A shares at net asset value (NAV), underperforming the 28.29% return of the Fund’s benchmark, the Russell 1000 Value Index (the Index).

The Fund underperformed the Index due largely to stock selection. Sector and industry allocation overall contributed to Fund performance, partially offsetting the effect of stock selection. The Fund achieved positive absolute returns in all 10 economic sectors represented in the Index. Likewise, the Index recorded positive returns in all 10 sectors.

On a sector basis, information technology was the Fund’s weakest performer relative to the Index as a result of stock selection. In the computer & peripherals industry, Apple, Inc. was the Fund’s worst-performing individual stock for the full period. The timing of the Fund’s exposure to the stock detracted from relative performance versus the Index. Stock selection also hampered the Fund’s performance versus the Index in the consumer discretionary and consumer staples sectors. In consumer discretionary, the Fund’s limited holdings in the auto industry detracted from performance versus the Index, particularly lack of exposure to Ford Motor Co., which performed strongly. Also detracting from performance versus the Index in consumer discretionary was the Fund’s lack of holdings in the outperforming specialty retail industry. In consumer staples, stock selection in the food products industry was a notable detractor from the Fund’s performance versus the Index.

On the positive side, utilities was the Fund’s top-performing sector relative to the Index, due to both stock selection and an underweight in the underperforming sector. The Fund benefited from its avoidance of several large electric utilities that management deemed overpriced amid investor demand for their substantial dividend yields. In addition, the Fund’s position in Sempra Energy, a large multi-utility, outperformed as the company benefited from a new opportunity to export liquid natural gas to Asia. Stock selection in the health care sector also aided the Fund’s performance versus the Index, particularly in the biotechnology industry. The Fund’s best-performing individual stock during the period was Gilead Sciences, Inc., a leading biopharmaceutical company whose shares advanced after promising reports on its treatments for HIV and hepatitis C. In the energy sector, stock selection in the oil & gas industry helped the Fund’s performance relative to the Index. Among the Fund’s leading individual stocks was EOG Resources, Inc., a major exploration and production company that capitalized on its significant presence in the burgeoning U.S. shale oil industry.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Performance2,3

Portfolio Managers Michael R. Mach, CFA, Matthew F. Beaudry, CMFC, CIMA, John D. Crowley and Stephen J. Kaszynski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/27/1999	12/27/1999	24.19%	10.81%	7.28%
Class A with 5.75% Maximum Sales Charge	—	—	17.03	9.51	6.65
Class C at NAV	01/24/2000	01/24/2000	23.33	9.99	6.47
Class C with 1% Maximum Sales Charge	—	—	22.33	9.99	6.47
Class I at NAV	11/30/2007	12/27/1999	24.55	11.09	7.44
Russell 1000 Value Index	—	—	28.29%	14.05%	7.80%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	12/27/1999	12/27/1999	16.68%	9.28%	6.47%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	10.13	7.56	5.40
Class C After Taxes on Distributions	01/24/2000	01/24/2000	22.07	9.89	6.41
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	13.01	7.94	5.24
Class I After Taxes on Distributions	11/30/2007	12/27/1999	24.11	10.82	7.23
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	14.52	8.87	6.08

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.20%	1.95%	0.96%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2003	$18,736	N.A.
Class I	$250,000	10/31/2003	$512,698	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Pfizer, Inc.	3.0%

American Express Co.	3.0

Wells Fargo & Co.	2.9

Occidental Petroleum Corp.	2.8

JPMorgan Chase & Co.	2.7

Merck & Co., Inc.	2.6

General Electric Co.	2.4

Gilead Sciences, Inc.	2.4

Sempra Energy	2.3

Chevron Corp.	2.3
Total	26.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Russell 1000 Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Price/Earnings (P/E) ratio is the ratio of a stock’s current price to its per-share earnings.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,093.40	$6.60	1.25%
Class C	$1,000.00	$1,089.40	$10.53	2.00%
Class I	$1,000.00	$1,095.20	$5.28	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,015.10	$10.16	2.00%
Class I	$1,000.00	$1,020.20	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investment in Tax-Managed Value Portfolio, at value (identified cost, $340,712,996)	$669,720,274
Receivable for Fund shares sold	578,027
Total assets	$670,298,301

Liabilities
Payable for Fund shares redeemed	$1,920,881
Payable to affiliates:
Administration fee	84,363
Distribution and service fees	201,947
Trustees’ fees	42
Accrued expenses	167,697
Total liabilities	$2,374,930
Net Assets	$667,923,371

Sources of Net Assets
Paid-in capital	$313,240,276
Accumulated net realized gain from Portfolio	23,822,963
Accumulated undistributed net investment income	1,852,854
Net unrealized appreciation from Portfolio	329,007,278
Total	$667,923,371

Class A Shares
Net Assets	$374,745,966
Shares Outstanding	16,674,863
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.47
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$23.84

Class C Shares
Net Assets	$147,863,204
Shares Outstanding	6,819,450
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$21.68

Class I Shares
Net Assets	$145,314,201
Shares Outstanding	6,474,359
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.44

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $161,194)	$18,624,844
Interest allocated from Portfolio	7,007
Securities lending income allocated from Portfolio, net	42,657
Expenses allocated from Portfolio	(5,097,600)
Total investment income from Portfolio	$13,576,908

Expenses
Administration fee	$1,111,915
Distribution and service fees
Class A	933,733
Class C	1,387,228
Trustees’ fees and expenses	500
Custodian fee	37,029
Transfer and dividend disbursing agent fees	560,333
Legal and accounting services	29,230
Printing and postage	46,092
Registration fees	67,818
Reflow liquidity program fees	367,974
Miscellaneous	16,690
Total expenses	$4,558,542

Net investment income	$9,018,366

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$96,166,543	(1)
Foreign currency transactions	10,510
Net realized gain	$96,177,053
Change in unrealized appreciation (depreciation) —
Investments	$52,497,297
Foreign currency	24,120
Net change in unrealized appreciation (depreciation)	$52,521,417

Net realized and unrealized gain	$148,698,470

Net increase in net assets from operations	$157,716,836

(1)	Includes $62,494,372 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$9,018,366	$16,146,614
Net realized gain from investment and foreign currency transactions	96,177,053 (1)	239,823,012 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	52,521,417	(115,189,781)
Net increase in net assets from operations	$157,716,836	$140,779,845
Distributions to shareholders —
From net investment income
Class A	$(7,226,287)	$(10,019,454)
Class C	(1,832,771)	(951,362)
Class I	(4,995,965)	(9,040,914)
Total distributions to shareholders	$(14,055,023)	$(20,011,730)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$31,522,513	$64,479,822
Class C	5,969,169	2,745,894
Class I	203,084,558	100,271,603
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,503,966	7,390,668
Class C	1,493,429	730,848
Class I	4,494,635	8,541,655
Cost of shares redeemed
Class A	(131,020,588)	(448,012,976)
Class C	(20,273,580)	(26,663,286)
Class I	(319,459,207)	(421,813,193)
Net decrease in net assets from Fund share transactions	$(217,685,105)	$(712,328,965)

Net decrease in net assets	$(74,023,292)	$(591,560,850)

Net Assets
At beginning of year	$741,946,663	$1,333,507,513
At end of year	$667,923,371	$741,946,663

Accumulated undistributed net investment income included in net assets
At end of year	$1,852,854	$10,974,192

(1)	Includes $62,494,372 of net realized gains from redemptions in-kind.

(2)	Includes $2,657,361 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Financial Highlights

	Class A
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$18.460	$16.280	$15.910	$14.760	$14.400

Income (Loss) From Operations
Net investment income(1)	$0.258	$0.246	$0.193	$0.137	$0.192
Net realized and unrealized gain	4.120	2.179	0.306	1.190	0.356

Total income from operations	$4.378	$2.425	$0.499	$1.327	$0.548

Less Distributions
From net investment income	$(0.368)	$(0.245)	$(0.129)	$(0.177)	$(0.188)

Total distributions	$(0.368)	$(0.245)	$(0.129)	$(0.177)	$(0.188)

Net asset value — End of year	$22.470	$18.460	$16.280	$15.910	$14.760

Total Return(2)	24.19%	15.14%	3.11%	9.00%	4.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$374,746	$394,414	$702,929	$785,050	$745,816
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.24%	1.20%	1.17%	1.16%	1.19%
Net investment income	1.28%	1.43%	1.16%	0.88%	1.46%
Portfolio Turnover of the Portfolio	10%	38%	40%	35%	82%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$17.830	$15.720	$15.370	$14.260	$13.870

Income (Loss) From Operations
Net investment income(1)	$0.100	$0.109	$0.067	$0.020	$0.099
Net realized and unrealized gain	4.002	2.112	0.284	1.158	0.337

Total income from operations	$4.102	$2.221	$0.351	$1.178	$0.436

Less Distributions
From net investment income	$(0.252)	$(0.111)	$(0.001)	$(0.068)	$(0.046)

Total distributions	$(0.252)	$(0.111)	$(0.001)	$(0.068)	$(0.046)

Net asset value — End of year	$21.680	$17.830	$15.720	$15.370	$14.260

Total Return(2)	23.33%	14.23%	2.28%	8.27%	3.19%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$147,863	$133,614	$139,686	$171,693	$186,734
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.99%	1.95%	1.92%	1.91%	1.94%
Net investment income	0.51%	0.65%	0.41%	0.13%	0.78%
Portfolio Turnover of the Portfolio	10%	38%	40%	35%	82%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$18.450	$16.280	$15.910	$14.750	$14.410

Income (Loss) From Operations
Net investment income(1)	$0.312	$0.295	$0.234	$0.173	$0.205
Net realized and unrealized gain	4.113	2.167	0.305	1.198	0.366

Total income from operations	$4.425	$2.462	$0.539	$1.371	$0.571

Less Distributions
From net investment income	$(0.435)	$(0.292)	$(0.169)	$(0.211)	$(0.231)

Total distributions	$(0.435)	$(0.292)	$(0.169)	$(0.211)	$(0.231)

Net asset value — End of year	$22.440	$18.450	$16.280	$15.910	$14.750

Total Return(2)	24.55%	15.41%	3.36%	9.31%	4.22%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$145,314	$213,919	$490,893	$840,923	$538,097
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.99%	0.96%	0.92%	0.91%	0.94%
Net investment income	1.55%	1.73%	1.39%	1.11%	1.53%
Portfolio Turnover of the Portfolio	10%	38%	40%	35%	82%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (85.6% at October 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2013, a capital loss carryforward of $135,193 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund

13

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Notes to Financial Statements — continued

distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2013 and October 31, 2012 was as follows:

	Year Ended October 31,
	2013	2012

Distributions declared from:
Ordinary income	$14,055,023	$20,011,730

During the year ended October 31, 2013, accumulated net realized gain was decreased by $69,246,658, accumulated undistributed net investment income was decreased by $4,084,681 and paid-in capital was increased by $73,331,339 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), redemptions in-kind, investments in partnerships and foreign currency gain (loss). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,027,490
Undistributed long-term capital gains	$25,603,655
Net unrealized appreciation	$326,051,950

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, partnership allocations and distributions from REITs.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2013, the administration fee amounted to $1,111,915. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $23,781 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $20,674 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2013. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2013 amounted to $933,733 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund paid or accrued to EVD $1,040,421 for Class C shares.

14

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2013 amounted to $346,807 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $1,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $33,920,227 and $278,960,486, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $147,975,005.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. The Fund began participating in the ReFlow liquidity program on October 23, 2012. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2013	2012

Sales	1,572,851	3,764,949
Issued to shareholders electing to receive payments of distributions in Fund shares	358,543	464,238
Redemptions	(6,627,990)	(26,037,356)

Net decrease	(4,696,596)	(21,808,169)

	Year Ended October 31,
Class C	2013	2012

Sales	303,451	166,263
Issued to shareholders electing to receive payments of distributions in Fund shares	84,758	47,212
Redemptions	(1,060,864)	(1,606,869)

Net decrease	(672,655)	(1,393,394)

	Year Ended October 31,
Class I	2013	2012

Sales	10,066,317	5,908,547
Issued to shareholders electing to receive payments of distributions in Fund shares	248,597	537,887
Redemptions	(15,434,675)	(25,005,372)

Net decrease	(5,119,761)	(18,558,938)

15

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

16

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $17,690,970, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates $32,103,793 as capital gains dividends with respect to the taxable year ended October 31, 2013, or if subsequently determined to be different, the net capital gain of such year.

17

Tax-Managed Value Portfolio

October 31, 2013

Portfolio of Investments

Common Stocks — 98.0%

Security	Shares	Value

Aerospace & Defense — 4.9%
Boeing Co. (The)	120,000	$15,660,000
Honeywell International, Inc.	110,000	9,540,300
United Technologies Corp.	123,100	13,079,375

		$38,279,675

Airlines — 0.7%
Delta Air Lines, Inc.	195,000	$5,144,100

		$5,144,100

Automobiles — 0.8%
Volkswagen AG, PFC Shares	25,000	$6,340,205

		$6,340,205

Biotechnology — 2.4%
Gilead Sciences, Inc.(1)	260,000	$18,457,400

		$18,457,400

Capital Markets — 4.1%
Ameriprise Financial, Inc.	80,000	$8,043,200
Goldman Sachs Group, Inc. (The)	72,400	11,646,264
Morgan Stanley	200,000	5,746,000
State Street Corp.	100,000	7,007,000

		$32,442,464

Chemicals — 1.2%
LyondellBasell Industries NV, Class A	130,000	$9,698,000

		$9,698,000

Commercial Banks — 9.8%
Fifth Third Bancorp	340,000	$6,470,200
KeyCorp	700,000	8,771,000
PNC Financial Services Group, Inc. (The)	193,900	14,257,467
Regions Financial Corp.	1,025,000	9,870,750
SunTrust Banks, Inc.	130,000	4,373,200
U.S. Bancorp	275,000	10,274,000
Wells Fargo & Co.	530,000	22,625,700

		$76,642,317

Communications Equipment — 0.5%
QUALCOMM, Inc.	60,000	$4,168,200

		$4,168,200

Security	Shares	Value

Computers & Peripherals — 2.3%
Apple, Inc.	20,000	$10,447,000
EMC Corp.	165,000	3,971,550
NCR Corp.(1)	100,000	3,655,000

		$18,073,550

Consumer Finance — 3.0%
American Express Co.	290,285	$23,745,313

		$23,745,313

Diversified Financial Services — 4.3%
Citigroup, Inc.	250,000	$12,195,000
JPMorgan Chase & Co.	415,000	21,389,100

		$33,584,100

Diversified Telecommunication Services — 1.2%
AT&T, Inc.	250,000	$9,050,000

		$9,050,000

Electric Utilities — 1.8%
NextEra Energy, Inc.	165,000	$13,983,750

		$13,983,750

Electrical Equipment — 1.0%
Eaton Corp. PLC	110,000	$7,761,600

		$7,761,600

Energy Equipment & Services — 1.8%
Cameron International Corp.(1)	90,000	$4,937,400
Schlumberger, Ltd.	97,900	9,175,188

		$14,112,588

Food & Staples Retailing — 1.9%
CVS Caremark Corp.	235,175	$14,641,995

		$14,641,995

Food Products — 2.6%
Kraft Foods Group, Inc.	80,000	$4,350,400
Mondelez International, Inc., Class A	175,000	5,887,000
Nestle SA	145,000	10,466,667

		$20,704,067

18	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 1.3%
Covidien PLC	155,000	$9,937,050

		$9,937,050

Health Care Providers & Services — 1.4%
UnitedHealth Group, Inc.	155,600	$10,621,256

		$10,621,256

Industrial Conglomerates — 2.4%
General Electric Co.	725,000	$18,951,500

		$18,951,500

Insurance — 5.6%
MetLife, Inc.	240,000	$11,354,400
Prudential Financial, Inc.	144,600	11,768,994
Travelers Companies, Inc. (The)	110,000	9,493,000
XL Group PLC	355,000	10,852,350

		$43,468,744

Internet Software & Services — 1.3%
Google, Inc., Class A(1)	10,000	$10,305,800

		$10,305,800

IT Services — 1.0%
International Business Machines Corp.	45,620	$8,175,560

		$8,175,560

Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc.	105,000	$10,266,900

		$10,266,900

Machinery — 0.7%
Caterpillar, Inc.	67,500	$5,626,800

		$5,626,800

Media — 4.5%
Comcast Corp., Class A	275,000	$13,084,500
Time Warner, Inc.	75,000	5,155,500
Walt Disney Co. (The)	250,000	17,147,500

		$35,387,500

Metals & Mining — 0.5%
BHP Billiton, Ltd. ADR	60,000	$4,241,400

		$4,241,400

Security	Shares	Value

Multi-Utilities — 2.3%
Sempra Energy	200,000	$18,228,000

		$18,228,000

Multiline Retail — 1.0%
Macy’s, Inc.	165,000	$7,608,150

		$7,608,150

Oil, Gas & Consumable Fuels — 13.6%
Apache Corp.	50,000	$4,440,000
Chevron Corp.	150,000	17,994,000
ConocoPhillips	240,000	17,592,000
EOG Resources, Inc.	50,000	8,920,000
Exxon Mobil Corp.	200,000	17,924,000
Occidental Petroleum Corp.	225,000	21,618,000
Phillips 66	275,000	17,718,250

		$106,206,250

Pharmaceuticals — 7.3%
Johnson & Johnson	45,000	$4,167,450
Merck & Co., Inc.	460,000	20,741,400
Pfizer, Inc.	775,000	23,777,000
Roche Holding AG PC	30,000	8,296,062

		$56,981,912

Real Estate Investment Trusts (REITs) — 3.0%
AvalonBay Communities, Inc.	70,000	$8,753,500
Boston Properties, Inc.	60,000	6,210,000
Simon Property Group, Inc.	55,000	8,500,250

		$23,463,750

Road & Rail — 2.0%
Union Pacific Corp.	105,000	$15,897,000

		$15,897,000

Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	275,000	$6,718,250

		$6,718,250

Software — 2.4%
Microsoft Corp.	378,100	$13,365,835
Oracle Corp.	170,000	5,695,000

		$19,060,835

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	70,000	$3,547,600

		$3,547,600

Wireless Telecommunication Services — 0.7%
Vodafone Group PLC ADR	150,000	$5,523,000

		$5,523,000

Total Common Stocks (identified cost $400,985,833)		$767,046,581

Short-Term Investments — 1.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$13,771	$13,770,926

Total Short-Term Investments (identified cost $13,770,926)		$13,770,926

Total Investments — 99.7% (identified cost $414,756,759)		$780,817,507

Other Assets, Less Liabilities — 0.3%		$2,015,170

Net Assets — 100.0%		$782,832,677

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
PFC Shares	–	Preference Shares

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $400,985,833)	$767,046,581
Affiliated investment, at value (identified cost, $13,770,926)	13,770,926
Dividends receivable	670,275
Interest receivable from affiliated investment	1,481
Receivable for investments sold	794,687
Securities lending income receivable	35
Tax reclaims receivable	1,097,601
Total assets	$783,381,586

Liabilities
Payable to affiliates:
Investment adviser fee	$420,654
Trustees’ fees	2,903
Accrued expenses	125,352
Total liabilities	$548,909
Net Assets applicable to investors’ interest in Portfolio	$782,832,677

Sources of Net Assets
Investors’ capital	$416,607,786
Net unrealized appreciation	366,224,891
Total	$782,832,677

21	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Dividends (net of foreign taxes, $183,357)	$21,239,899
Securities lending income, net	48,572
Interest allocated from affiliated investment	8,025
Expenses allocated from affiliated investment	(1,011)
Total investment income	$21,295,485

Expenses
Investment adviser fee	$5,426,751
Trustees’ fees and expenses	32,638
Custodian fee	244,655
Legal and accounting services	84,572
Miscellaneous	29,137
Total expenses	$5,817,753
Deduct —
Reduction of custodian fee	$15
Total expense reductions	$15

Net expenses	$5,817,738

Net investment income	$15,477,747

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$105,963,465 (1)
Investment transactions allocated from affiliated investments	(529)
Foreign currency transactions	11,967
Net realized gain	$105,974,903
Change in unrealized appreciation (depreciation) —
Investments	$64,085,860
Foreign currency	27,639
Net change in unrealized appreciation (depreciation)	$64,113,499

Net realized and unrealized gain	$170,088,402

Net increase in net assets from operations	$185,566,149

(1)	Includes $68,617,598 of net realized gains from redemptions in-kind.

22	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$15,477,747	$24,166,064
Net realized gain from investment and foreign currency transactions	105,974,903 (1)	259,014,353 (2)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	64,113,499	(121,168,984)
Net increase in net assets from operations	$185,566,149	$162,011,433
Capital transactions —
Contributions	$35,845,224	$23,807,592
Withdrawals	(293,573,828)	(778,668,429)
Net decrease in net assets from capital transactions	$(257,728,604)	$(754,860,837)

Net decrease in net assets	$(72,162,455)	$(592,849,404)

Net Assets
At beginning of year	$854,995,132	$1,447,844,536
At end of year	$782,832,677	$854,995,132

(1)	Includes $68,617,598 of net realized gains from redemptions in-kind.

(2)	Includes $2,904,269 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2013

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.69%	0.67%	0.65%	0.65%	0.67%
Net investment income	1.82%	1.96%	1.67%	1.38%	1.96%
Portfolio Turnover	10%	38%	40%	35%	82%

Total Return	24.87%	15.74%	3.64%	9.55%	4.55%

Net assets, end of year (000’s omitted)	$782,833	$854,995	$1,447,845	$1,945,959	$1,649,326

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

24	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 85.6% and 14.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolio’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

25

Tax-Managed Value Portfolio

October 31, 2013

Notes to Financial Statements — continued

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% on net assets of $500 million but less than $1 billion, 0.60% on net assets of $1 billion but less than $2 billion, 0.575% on net assets of $2 billion but less than $5 billion and 0.555% on net assets of $5 billion and over, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $5,426,751 or 0.64% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $83,801,838 and $331,510,269, respectively, for the year ended October 31, 2013. Included in sales is $141,516,748 representing the value of securities delivered in payment of redemptions in-kind.

26

Tax-Managed Value Portfolio

October 31, 2013

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$418,700,344

Gross unrealized appreciation	$362,332,968
Gross unrealized depreciation	(215,805)

Net unrealized appreciation	$362,117,163

The net unrealized appreciation on foreign currency transactions at October 31, 2013 on a federal income tax basis was $164,143.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended October 31, 2013 amounted to $4,892.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund.

At October 31, 2013, the Portfolio had no securities on loan. For the year ended October 31, 2013, the Portfolio realized losses of $713 on its investment of cash collateral in connection with securities lending.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Tax-Managed Value Portfolio

October 31, 2013

Notes to Financial Statements — continued

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$46,543,250	$6,340,205		$—	$52,883,455
Consumer Staples	24,879,395	10,466,667		—	35,346,062
Energy	120,318,838	—		—	120,318,838
Financials	233,346,688	—		—	233,346,688
Health Care	97,968,456	8,296,062		—	106,264,518
Industrials	91,660,675	—		—	91,660,675
Information Technology	66,502,195	—		—	66,502,195
Materials	13,939,400	—		—	13,939,400
Telecommunication Services	14,573,000	—		—	14,573,000
Utilities	32,211,750	—		—	32,211,750

Total Common Stocks	$741,943,647	$25,102,934	*	$—	$767,046,581
Short-Term Investments	$—	$13,770,926		$—	$13,770,926

Total Investments	$741,943,647	$38,873,860		$—	$780,817,507

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Value Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 13, 2013

29

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

30

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2001

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael R. Mach 1947	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

31

Eaton Vance

Tax-Managed Value Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501-12/13	TVSRC

Eaton Vance

U.S. Government Money

Market Fund

Annual Report

October 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2013

Eaton Vance

U.S. Government Money Market Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	16

Federal Tax Information	17

Management and Organization	18

Important Notices	20

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Interest rates fell during the first six months of the fiscal year ended October 31, 2013, driven by highly accommodative monetary policies instituted by central banks around the world. In late 2012, the U.S. Federal Reserve (the Fed) augmented its soon-to-expire Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds, with outright purchases of $45 billion of Treasurys each month. This was in addition to the monthly purchase of approximately $40 billion of agency mortgage-backed securities that it had begun in September 2012. These actions combined to put continuing downward pressure on long-term bond yields.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

The Fed subsequently tried to temper its comments and calm the markets, which moderated the outflows in most fixed-income asset classes. Bonds rallied in September 2013 after the Fed surprised the markets again by postponing the tapering of QE that many investors had thought was imminent. But as the mid-October deadline for Congress to increase the nation’s debt ceiling approached without an agreement, Treasury rates rose briefly, as investors worried that U.S. sovereign debt could go into default, and then settled back after legislators approved an extension.

In contrast with the interest-rate volatility experienced during the 12 months ended October 31, 2013, economic factors affecting U.S. credit markets were generally positive throughout the period: unemployment declined, corporate cash flows remained strong and the housing market appeared to have finally turned the corner toward recovery.

Against this backdrop, the Barclays U.S. Aggregate Bond Index2, a broad measure of the U.S. investment-grade bond market, declined 1.08% for the 12-month period as the adverse effect of rising bond yields more than offset an improving credit environment. Performance varied among various fixed-income sectors. In general, longer-maturity issues, being more sensitive to rising interest rates and the fact that long-term rates rose more than short-term rates, performed worse than shorter-maturity issues. And amid a modest economic recovery, relatively strong corporate cash flows and an accommodative Fed that seemed to encourage investors to take on more risk, lower credit quality bonds generally outperformed higher-quality issues.

Fund Performance

For the fiscal year ended October 31, 2013, Eaton Vance U.S. Government Money Market Fund (the Fund) Class A shares at net asset value (NAV) returned 0.00%. At period-end, the Fund’s annualized seven-day yield was 0.00%.

Over the one-year period, rates remained so low that neither the Fund nor the majority of its peers had much opportunity to add yield. To avoid a net negative yield or investment loss, the Fund’s investment manager voluntarily reimbursed or waived a portion of the Fund’s expenses during the 12-month period.

At the start of the period, the portfolio was equally weighted in short-term Treasurys and short-term U.S. government agency obligations, with each accounting for approximately 50% of Fund assets. But late in the period, as a congressional stalemate over increasing the debt ceiling raised the possibility of a Treasury default in mid-October 2013, management divested Treasury securities as a defensive move. A last-minute agreement to expand the debt limit only deferred the problem until early 2014. As such, the Fund continued to refrain from investing in Treasurys through the end of the period. Fund composition stood at 89.4% U.S. government agency obligations and 10.7% cash as of period-end.

As part of its ongoing efforts to reform money market funds, the U.S. Securities and Exchange Commission (SEC) offered new proposals during the period, inviting interested parties to submit comments through September 17, 2013. Among the proposals was the institution of a floating NAV and/ or a system of liquidity fees and gates, designed to slow or halt money market redemptions during a period of financial crisis. Government money market funds such as the Fund, however, may be exempt from key elements of these proposals. As of the end of the Fund’s fiscal year on October 31, 2013, investors and fund managers were waiting for clarity on which reforms the SEC would decide to pursue.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Performance3

Portfolio Managers Thomas H. Luster, CFA and Maria Cappellano

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/27/1975	01/27/1975	0.00%	0.03%	1.46%
Class B at NAV	12/07/2009	01/27/1975	0.00	0.03	1.46
Class B with 5% Maximum Sales Charge	—	—	–5.00	–0.37	1.46
Class C at NAV	12/07/2009	01/27/1975	0.00	0.03	1.46
Class C with 1% Maximum Sales Charge	—	—	–1.00	0.03	1.46

7-Day SEC Yield[4]			Class A	Class B	Class C
			0.00%	0.00%	0.00%

% Total Annual Operating Expense Ratios[5]			Class A	Class B	Class C
			0.73%	1.63%	1.63%
Fund Profile

Asset Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class B and Class C is linked to Class A.

[4]

7-Day SEC Yield is annualized net investment income per share for the seven days ended on the date shown. Yields are historical, will fluctuate and can more closely reflect the current earnings of a fund than the total return quotation. Absent waiver of fees and reimbursement of expenses by affiliates, the returns would be lower. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency.

[5]	Source: Fund prospectus.

Fund profile subject to change due to active management.

4

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 – October 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period* (5/1/13 – 10/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,000.00	$0.40	**	0.08%
Class B	$1,000.00	$1,000.00	$0.40	**	0.08%
Class C	$1,000.00	$1,000.00	$0.40	**	0.08%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,024.80	$0.41	**	0.08%
Class B	$1,000.00	$1,024.80	$0.41	**	0.08%
Class C	$1,000.00	$1,024.80	$0.41	**	0.08%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2013.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

5

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Portfolio of Investments

U.S. Government Agency Obligations — 89.4%

Security	Principal Amount (000’s omitted)	Value

Federal Farm Credit Bank:
0.20%, 9/29/14(1)	$1,000	$1,000,841

		$1,000,841

Federal Home Loan Bank:
0.17%, 12/20/13	$2,500	$2,500,225
0.08%, 2/14/14(1)	1,000	999,945
0.23%, 6/4/14(1)	340	340,203
0.108%, 8/19/14(1)	5,000	4,999,793
0.113%, 8/21/14(1)	2,000	2,000,000
Discount Note, 0.12%, 11/1/13	294	294,000
Discount Note, 0.05%, 11/6/13	4,500	4,499,969
Discount Note, 0.045%, 11/8/13	1,500	1,499,987
Discount Note, 0.12%, 11/8/13	335	334,992
Discount Note, 0.07%, 11/13/13	2,500	2,499,942
Discount Note, 0.04%, 11/20/13	1,500	1,499,968
Discount Note, 0.03%, 11/27/13	1,700	1,699,963
Discount Note, 0.05%, 11/27/13	1,461	1,460,947
Discount Note, 0.045%, 11/29/13	1,000	999,965
Discount Note, 0.07%, 12/4/13	347	346,978
Discount Note, 0.055%, 12/6/13	3,500	3,499,813
Discount Note, 0.05%, 12/11/13	5,000	4,999,722
Discount Note, 0.06%, 1/3/14	4,800	4,799,496
Discount Note, 0.06%, 1/6/14	5,000	4,999,450
Discount Note, 0.08%, 1/8/14	2,050	2,049,690
Discount Note, 0.045%, 1/10/14	2,500	2,499,781
Discount Note, 0.06%, 1/15/14	3,250	3,249,594
Discount Note, 0.10%, 1/17/14	632	631,865
Discount Note, 0.09%, 1/22/14	1,300	1,299,734
Discount Note, 0.095%, 1/24/14	3,000	2,999,335
Discount Note, 0.10%, 2/21/14	2,500	2,499,222
Discount Note, 0.10%, 2/24/14	2,500	2,499,201
Discount Note, 0.085%, 3/7/14	500	499,851
Discount Note, 0.09%, 4/2/14	1,100	1,099,582
Discount Note, 0.125%, 4/2/14	2,500	2,498,681
Discount Note, 0.095%, 4/4/14	3,500	3,498,578
Discount Note, 0.095%, 4/11/14	615	614,739
Discount Note, 0.10%, 4/21/14	1,620	1,619,230

		$71,834,441

Federal Home Loan Mortgage Corp.:
5.00%, 1/30/14	$2,000	$2,023,754
Discount Note, 0.065%, 11/14/13	1,318	1,317,969
Discount Note, 0.065%, 11/19/13	2,600	2,599,916
Discount Note, 0.08%, 11/26/13	2,500	2,499,861
Discount Note, 0.06%, 12/2/13	470	469,976

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Discount Note, 0.085%, 12/13/13	$4,500	$4,499,554
Discount Note, 0.08%, 12/16/13	1,225	1,224,878
Discount Note, 0.05%, 1/2/14	5,000	4,999,569
Discount Note, 0.055%, 1/13/14	3,000	2,999,665
Discount Note, 0.06%, 1/14/14	2,300	2,299,716
Discount Note, 0.04%, 1/21/14	3,500	3,499,685
Discount Note, 0.10%, 1/23/14	800	799,816
Discount Note, 0.08%, 2/3/14	750	749,843
Discount Note, 0.085%, 2/4/14	900	899,798
Discount Note, 0.07%, 2/11/14	784	783,845
Discount Note, 0.078%, 2/24/14	2,500	2,499,377

		$34,167,222

Federal National Mortgage Association:
0.153%, 6/20/14(1)	$4,000	$4,000,971
Discount Note, 0.12%, 11/13/13	108	107,996
Discount Note, 0.03%, 11/27/13	1,548	1,547,966
Discount Note, 0.045%, 12/4/13	5,000	4,999,794
Discount Note, 0.085%, 12/11/13	3,000	2,999,717
Discount Note, 0.06%, 12/16/13	1,040	1,039,922
Discount Note, 0.09%, 1/22/14	2,500	2,499,488
Discount Note, 0.09%, 1/27/14	2,500	2,499,456
Discount Note, 0.09%, 1/29/14	3,546	3,545,211
Discount Note, 0.09%, 2/26/14	1,120	1,119,672

		$24,360,193

Total U.S. Government Agency Obligations (amortized cost $131,362,697)		$131,362,697

Total Investments — 89.4% (amortized cost $131,362,697)(2)		$131,362,697

Other Assets, Less Liabilities — 10.6%		$15,591,035

Net Assets — 100.0%		$146,953,732

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.

(2)	Cost for federal income taxes is the same.

6	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Statement of Assets and Liabilities

Assets	October 31, 2013
Investments, at amortized cost	$131,362,697
Cash	15,753,151
Interest receivable	27,664
Receivable for Fund shares sold	276,567
Receivable from affiliate	40,739
Total assets	$147,460,818

Liabilities
Payable for Fund shares redeemed	$441,578
Payable to affiliates:
Trustees’ fees	593
Accrued expenses	64,915
Total liabilities	$507,086
Net Assets	$146,953,732

Sources of Net Assets
Paid-in capital	$147,145,808
Accumulated net realized loss	(192,076)
Total	$146,953,732

Class A Shares
Net Assets	$109,191,714
Shares Outstanding*	109,420,537
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$1.00

Class B Shares
Net Assets	$9,980,093
Shares Outstanding*	9,978,079
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$1.00

Class C Shares
Net Assets	$27,781,925
Shares Outstanding*	27,780,134
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$1.00

*	Shares of beneficial interest have no par value and unlimited authorization.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest	$123,761
Total investment income	$123,761

Expenses
Investment adviser fee	$634,149
Distribution and service fees
Class B	103,986
Class C	184,987
Trustees’ fees and expenses	6,424
Custodian fee	77,173
Transfer and dividend disbursing agent fees	96,073
Legal and accounting services	26,586
Printing and postage	21,793
Registration fees	69,479
Miscellaneous	16,761
Total expenses	$1,237,411
Deduct —
Waiver of fees and reimbursement of expenses by affiliates	$1,113,624
Reduction of custodian fee	26
Total expense reductions	$1,113,650

Net expenses	$123,761

Net investment income	$—

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,883
Net realized gain	$1,883

Net increase in net assets from operations	$1,883

8	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$—	$—
Net realized gain from investment transactions	1,883	6,288
Net increase in net assets from operations	$1,883	$6,288
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares
Class A	$154,477,518	$86,530,785
Class B	2,872,635	2,298,073
Class C	36,890,350	16,546,500
Cost of shares redeemed
Class A	(127,278,285)	(243,715,845)
Class B	(5,383,591)	(9,394,232)
Class C	(24,937,099)	(30,925,221)
Net asset value of shares exchanged
Class A	1,333,608	2,871,330
Class B	(1,333,608)	(2,871,330)
Net increase (decrease) in net assets from Fund share transactions	$36,641,528	$(178,659,940)

Net increase (decrease) in net assets	$36,643,411	$(178,653,652)

Net Assets
At beginning of year	$110,310,321	$288,963,973
At end of year	$146,953,732	$110,310,321

9	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Financial Highlights

	Class A(1)
	Year Ended October 31,
	2013	2012	2011		2010		2009
Net asset value — Beginning of year	$1.000	$1.000	$1.000		$1.000		$1.000

Income (Loss) From Operations
Net investment income(2)	$—	$—	$0.000	(3)	$0.000	(3)	$0.002

Less Distributions
From net investment income	$—	$—	$(0.000	)(3)	$(0.000	)(3)	$(0.002)
Tax return of capital	—	—	—		—		(0.000	)(3)

Total distributions	$—	$—	$(0.000)		$(0.000)		$(0.002)

Net asset value — End of year	$1.000	$1.000	$1.000		$1.000		$1.000

Total Return(4)	0.00%	0.00%	0.00	%(5)(6)	0.00	%(5)	0.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$109,192	$80,657	$234,966		$117,409		$178,584
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	0.10%	0.10%	0.13%		0.20	%(9)	0.58	%(9)
Net investment income	—	—	0.00	%(5)	0.00	%(5)	0.23%

(1)	Effective December 7, 2009, the Fund commenced offering multiple classes of shares. Shares outstanding prior to that date were designated as Class A shares.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Amount is less than 0.005%.

(6)

During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)

The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses and/or the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio (equal to 0.65%, 0.63%, 0.55%, 0.50% and 0.18% of average daily net assets for the years ended October 31, 2013, 2012, 2011, 2010 and 2009, respectively). Absent this waiver and reimbursement, total return would have been lower.

(9)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

References to the Portfolio herein are to Cash Management Portfolio, a New York trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to February 27, 2010.

10	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Financial Highlights — continued

	Class B
	Year Ended October 31,				Period Ended October 31, 2010(1)
	2013	2012	2011
Net asset value — Beginning of period	$1.000	$1.000	$1.000		$1.000

Income (Loss) From Operations
Net investment income(2)	$—	$—	$0.000	(3)	$0.000	(3)

Less Distributions
From net investment income	$—	$—	$(0.000	)(3)	$(0.000	)(3)

Total distributions	$—	$—	$(0.000)		$(0.000)

Net asset value — End of period	$1.000	$1.000	$1.000		$1.000

Total Return(4)	0.00%	0.00%	0.00	%(5)(6)	0.00	%(5)(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,980	$13,824	$23,791		$35,280
Ratios (as a percentage of average daily net assets):
Expenses(8)(9)	0.10%	0.10%	0.13%		0.20	%(10)(11)
Net investment income	—	—	0.00	%(5)	0.00	%(5)(10)

(1)	For the period from commencement of operations, December 7, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Amount is less than 0.005%.

(6)

During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.

(7)	Not annualized.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)

The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses, the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio, and/or the distributor waived its distribution and service fees (equal to 1.55%, 1.53%, 1.45% and 1.40% of average daily net assets for the years ended October 31, 2013, 2012 and 2011 and the period ended October 31, 2010, respectively). Absent this waiver and reimbursement, total return would have been lower.

(10)	Annualized.

(11)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

References to the Portfolio herein are to Cash Management Portfolio, a New York trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to February 27, 2010.

11	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Financial Highlights — continued

	Class C
	Year Ended October 31,				Period Ended October 31, 2010(1)
	2013	2012	2011
Net asset value — Beginning of period	$1.000	$1.000	$1.000		$1.000

Income (Loss) From Operations
Net investment income(2)	$—	$—	$0.000	(3)	$0.000	(3)

Less Distributions
From net investment income	$—	$—	$(0.000	)(3)	$(0.000	)(3)

Total distributions	$—	$—	$(0.000)		$(0.000)

Net asset value — End of period	$1.000	$1.000	$1.000		$1.000

Total Return(4)	0.00%	0.00%	0.00	%(5)(6)	0.00	%(5)(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,782	$15,828	$30,206		$10,330
Ratios (as a percentage of average daily net assets):
Expenses(8)(9)	0.10%	0.10%	0.13%		0.20	%(10)(11)
Net investment income	—	—	0.00	%(5)	0.00	%(5)(10)

(1)	For the period from commencement of operations, December 7, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Amount is less than 0.005%.

(6)

During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.

(7)	Not annualized.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)

The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses, the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio, and/or the distributor waived its distribution and service fees (equal to 1.55%, 1.53%, 1.45% and 1.40% of average daily net assets for the years ended October 31, 2013, 2012 and 2011 and the period ended October 31, 2010, respectively). Absent this waiver and reimbursement, total return would have been lower.

(10)	Annualized.

(11)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

References to the Portfolio herein are to Cash Management Portfolio, a New York trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to February 27, 2010.

12	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance U.S. Government Money Market Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. The Fund offers three classes of shares. Class A, Class B and Class C shares are only offered in exchange for Class A, Class B and Class C shares, respectively, of other Eaton Vance funds. Class A shares are offered at net asset value with no front-end sales charge. Class B and Class C shares are offered at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which the Fund must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, the Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $192,076 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2016. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2013.

During the year ended October 31, 2013, a capital loss carryforward of $1,883 was utilized to offset net realized gains by the Fund.

As of October 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

13

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Notes to Financial Statements — continued

2  Distributions to Shareholders

The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The Fund declared no distributions for the years ended October 31, 2013 and October 31, 2012.

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(192,076)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and at reduced rates on net assets of $1 billion or more, and is payable monthly. For the year ended October 31, 2013, the Fund’s investment adviser fee amounted to $634,149 or 0.50% of the Fund’s average daily net assets. BMR has voluntarily undertaken to waive fees and reimburse expenses of the Fund to the extent necessary to maintain a yield of not less than zero. For the year ended October 31, 2013, BMR waived investment adviser fees and reimbursed expenses of the Fund of $824,651. The Fund’s distributor also waived its fees (see Note 4). Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2013, EVM earned $12,566 in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, also receives distribution and service fees from Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2013, the Fund accrued to EVD $86,655 and $154,156 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares, all of which were voluntarily waived by EVD.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% of its average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of the Fund’s average daily net assets for Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees accrued for the year ended October 31, 2013 amounted to $17,331 and $30,831 for Class B and Class C shares, respectively, all of which were voluntarily waived by EVD.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, may be further limited to a 5% maximum sales charge as determined in accordance with such rule depending on the fund from which the shares were exchanged.

14

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) at the original CDSC rate that such shares were subject to prior to their exchange into the Fund. A CDSC generally is imposed on redemptions of Class B shares made within four to six years of purchase, depending on the fund from which shares were exchanged, at declining rates that begin at 3% and 5%, respectively. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2013, the Fund was informed that EVD received approximately $23,500 and $8,300 of CDSCs paid by Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, including maturities, aggregated $916,000,304 and $894,763,481, respectively, for the year ended October 31, 2013.

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At October 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at amortized cost, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

U.S. Government Agency Obligations	$—	$131,362,697	$—	$131,362,697

Total Investments	$—	$131,362,697	$—	$131,362,697

The Fund held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

15

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance U.S. Government Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance U.S. Government Money Market Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years of the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance U.S. Government Money Market Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 11, 2013

16

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

18

Eaton Vance

U.S. Government Money Market Fund

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(2) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(3) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to October 1, 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(3)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

19

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

20

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

131-12/13	MMSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Currency Income Advantage Fund, Eaton Vance Diversified Currency Income Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Dividend Income Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Government Obligations Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Multi-Strategy All Market Fund, Eaton Vance Short Duration Government Income Fund (formerly, Eaton Vance Low Duration Government Income Fund), Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund), Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Small-Cap Value Fund, Eaton Vance Tax-Managed Value Fund, Eaton Vance U.S. Government Money Market Fund, Parametric Market Neutral Fund (formerly, Eaton Vance Parametric Structured Absolute Return Fund), and Parametric Tax-Managed International Equity Fund (formerly, Eaton Vance Tax-Managed International Equity Fund), (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 36 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2012 and October 31, 2013 by the fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Currency Income Advantage Fund Fiscal Year Ended*	10/31/13
Audit Fees	$12,050
Audit-Related Fees(1)	$0
Tax Fees(2)	$10,810
All Other Fees(3)	$0

Total	$22,860

*	Fund commenced operations August 29, 2013.

Eaton Vance Diversified Currency Income Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$11,820	$17,420
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,390	$9,800
All Other Fees(3)	$310	$0

Total	$21,520	$27,220

Eaton Vance Emerging Markets Local Income Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$11,820	$12,420
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,515	$10,855
All Other Fees(3)	$1,240	$0

Total	$22,575	$23,275

Eaton Vance Floating-Rate Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$14,590	$25,190
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,040	$8,450
All Other Fees(3)	$1,240	$0

Total	$23,870	$33,640

Eaton Vance Floating-Rate Advantage Fund Period Ended	10/31/12	10/31/13
Audit Fees	$17,680	$18,380
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,810	$22,420
All Other Fees(3)	$1,240	$0

Total	$40,730	$40,800

Eaton Vance Floating-Rate & High Income Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$19,580	$20,280
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,540	$8,950
All Other Fees(3)	$310	$0

Total	$28,430	$29,230

Eaton Vance Global Dividend Income Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$32,960	$33,860
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,690	$12,750
All Other Fees(3)	$930	$0

Total	$45,580	$46,610

Eaton Vance Global Macro Absolute Return Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$19,820	$20,520
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,085	$12,425
All Other Fees(3)	$1,240	$0

Total	$32,145	$32,945

Eaton Vance Global Macro Absolute Return Advantage Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$27,740	$28,540
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,250	$11,590
All Other Fees(3)	$1,240	$0

Total	$39,230	$40,130

Eaton Vance Government Obligations Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$27,260	$18,060
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,610	$13,020
All Other Fees(3)	$310	$0

Total	$40,180	$31,080

Eaton Vance High Income Opportunities Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$14,850	$15,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,300	$8,710
All Other Fees(3)	$310	$0

Total	$23,460	$24,260

Eaton Vance Multi-Strategy Absolute Return Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$19,640	$20,340
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,890	$18,430
All Other Fees(3)	$7,010	$0

Total	$43,540	$38,770

Eaton Vance Multi-Strategy All Market Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$30,030	$35,730
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$3,750	$25,260
All Other Fees(3)	$7,010	$0

Total	$40,790	$60,990

Eaton Vance Short Duration Government Income Fund (formerly, Eaton Vance Low Duration Government Income Fund) Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$27,080	$27,880
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,900	$14,410
All Other Fees(3)	$310	$0

Total	$41,290	$42,290

Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund) Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$43,800	$44,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$30,170	$23,870
All Other Fees(3)	$0	$0

Total	$73,970	$68,670

Eaton Vance Tax-Managed Equity Asset Allocation Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$52,810	$43,910
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$19,430	$20,870
All Other Fees(3)	$310	$0

Total	$72,550	$64,780

Eaton Vance Tax-Managed Global Dividend Income Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$52,940	$45,790
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,660	$12,000
All Other Fees(3)	$1,240	$0

Total	$64,840	$57,790

Eaton Vance Tax-Managed Multi-Cap Growth Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$13,340	$13,940
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,240	$7,650
All Other Fees(3)	$1,240	$0

Total	$21,820	$21,590

Eaton Vance Tax-Managed Small-Cap Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$17,890	$18,590
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,230	$7,640
All Other Fees(3)	$310	$0

Total	$25,430	$26,230

Eaton Vance Tax-Managed Small-Cap Value Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$10,980	$11,580
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,990	$8,100
All Other Fees(3)	$310	$0

Total	$18,280	$19,680

Eaton Vance Tax-Managed Value Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$15,710	$16,410
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,230	$7,640
All Other Fees(3)	$1,240	$0

Total	$24,180	$24,050

Eaton Vance U.S. Government Money Market Fund Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$16,840	$17,540
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,220	$8,130
All Other Fees(3)	$310	$0

Total	$23,370	$25,670

Parametric Market Neutral Fund (formerly, Eaton Vance Parametric Structured Absolute Return Fund) Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$12,030	$23,730
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$3,750	$8,160
All Other Fees(3)	$1,240	$0

Total	$17,020	$31,890

Parametric Tax-Managed International Equity Fund (formerly, Eaton Vance Tax-Managed International Equity Fund) Fiscal Years Ended	10/31/12	10/31/13
Audit Fees	$13,420	$14,020
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,110	$7,520
All Other Fees(3)	$1,240	$0

Total	$21,770	$21,540

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, September 30, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/11	1/31/12	9/30/12	10/31/12	11/30/12	12/31/12	1/31/13	9/30/13	10/31/13
Audit Fees	$135,300	$88,300	$109,600	$524,630	$19,550	$88,479	$116,530	$117,400	$556,530
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$51,570	$25,420	$28,740	$281,940	$8,310	$55,380	$55,490	$29,970	$299,460
All Other Fees(3)	$1,500	$2,100	$620	$0	$0	$0	$0	$0	$0

Total	$188,370	$115,820	$138,960	$806,570	$27,860	$143,859	$172,020	$147,370	$855,990

*	Information is not presented for fiscal year ended 11/30/11, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/11	1/31/12	9/30/12	10/31/12	11/30/12	12/31/12	1/31/13	9/30/13	10/31/13
Registrant(1)	$53,070	$27,520	$29,360	$281,940	$8,310	$55,380	$55,490	$29,970	$299,460
EatonVance(2)	$334,561	$414,561	$606,619	$566,619	$662,119	$615,489	$544,549	$369,820	$526,385

*	Information is not presented for fiscal year ended 11/30/11, as no Series in the Trust with such fiscal year end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 18, 2013

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 18, 2013